Advanced Series Trust
PROSPECTUS
May 1, 2009

The Fund is an investment vehicle for life insurance companies ("Participating Insurance Companies") writing variable annuity contracts and variable life insurance policies. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Fund has received an order from the Securities and Exchange Commission permitting its Investment Manager, subject to approval by its Board of Trustees, to change Subadvisers without shareholder approval. For more information, please see this Prospectus under "How the Fund is Managed."
These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This prospectus discusses the following Portfolios of the Advanced Series Trust:

AST Cohen & Steers Realty Portfolio	AST Neuberger Berman Mid-Cap Growth Portfolio
AST DeAM Large-Cap Value Portfolio	AST Neuberger Berman Small-Cap Growth Portfolio
AST Federated Aggressive Growth Portfolio	AST PIMCO Limited Maturity Bond Portfolio
AST Goldman Sachs Mid-Cap Growth Portfolio	AST Small-Cap Growth Portfolio
AST JPMorgan International Equity Portfolio	AST Small-Cap Value Portfolio
AST Large-Cap Value Portfolio	AST T. Rowe Price Global Bond Portfolio
AST Marsico Capital Growth Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio
AST MFS Global Equity Portfolio	AST T. Rowe Price Natural Resources Portfolio
AST MFS Growth Portfolio	AST UBS Dynamic Alpha Portfolio

INTRODUCTION

4	INTRODUCTION
4	About the Fund and its Portfolios

5	RISK/RETURN SUMMARY
5	International & Global Portfolios: Investment Objectives & Principal Strategies
7	Capital Growth Portfolios: Investment Objectives and Principal Strategies
17	Special Equity Portfolios: Investment Objectives and Principal Strategies
18	Asset Allocation Portfolios: Investment Objectives and Principal Strategies
20	Fixed Income Portfolios: Investment Objectives and Principal Strategies
23	Principal Risks
31	Introduction to Past Performance
33	Past Performance: International & Global Portfolios
35	Past Performance: Capital Growth Portfolios
42	Past Performance: Capital Growth Portfolios (Continued)
46	Past Performance: Special Equity Portfolios
48	Past Performance: Asset Allocation Portfolios
49	Past Performance: Fixed Income Portfolios
51	Fees and Expenses of the Portfolios
52	Example

54	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
54	Introduction
54	Int'l and Global: Inv Objectives and Policies
56	Capital Growth Portfolios: Investment Objectives & Policies
69	Special Equity: Inv. Objectives and Policies
71	Asset Allocation Portfolios: Investment Objectives & Policies
73	Fixed Income: Inv Objectives and Policies

79	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS
79	Additional Investments & Strategies

83	HOW THE FUND IS MANAGED
83	Board of Trustees
83	Investment Managers
84	Investment Management Fees
85	Investment Subadvisers
88	Portfolio Managers

94	HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
94	Purchasing and Redeeming Shares of the Portfolios
94	Redemption in Kind
94	Frequent Purchases or Redemptions of Portfolio Shares
95	Net Asset Value
97	Distributor

98	OTHER INFORMATION
98	Federal Income Taxes
98	Monitoring for Possible Conflicts
98	Disclosure of Portfolio Holdings
98	Legal Proceedings
99	Payments to Affiliates

100	FINANCIAL HIGHLIGHTS
100	Introduction

111	APPENDIX IV
111	Description of Certain Debt Securities Ratings

About the Fund and its Portfolios

This prospectus provides information about the Advanced Series Trust (the Fund), which presently consists of 57 separate portfolios (each, a Portfolio). The Portfolios of the Fund which are discussed in this prospectus are listed on the inside front cover. Each Portfolio is a diversified investment company as defined by the Investment Company Act of 1940 ("the 1940 Act"), unless herein noted otherwise.

AST Investment Services, Inc. (AST) and Prudential Investments LLC (PI), both wholly-owned subsidiaries of Prudential Financial, Inc., serve as overall investment managers of the Fund. AST and PI (together, the Investment Managers) have retained one or more subadvisers, each a Subadviser, to manage the day-to-day investment of the assets of each Portfolio in a multi-manager structure. More information about the Investment Managers, the Subadvisers and the multi-manager structure is included in "How the Fund is Managed" later in this Prospectus.

The Fund offers one class of shares in each Portfolio. Shares of the Portfolios of the Trust are sold only to separate accounts of Prudential Annuities Life Assurance Corporation, The Prudential Insurance Company of America, Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Retirement Insurance and Annuity Company, Pramerica of Bermuda Life Assurance Company, Ltd. (collectively, Prudential), and Kemper Investors Life Insurance Company as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company).

Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract. Each vairable annuity contract and vairable life insurance policy involves fees and expenses not described in this Prospectus.

The Risk/Return Summary which follows highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund's Statement of Additional Information (SAI).

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RISK/RETURN SUMMARY

International & Global Portfolios: Investment Objectives & Principal Strategies

Portfolio	Investment Goal	Primary Investments
AST JPMorgan International Equity	Capital growth	The Portfolio invests primarily in equity securities of foreign companies
AST MFS Global Equity	Capital growth	The Portfolio invests primarily in equity securities of U.S. and foreign issuers

AST JPMorgan International Equity Portfolio
Investment Objective: to seek capital growth.

The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in equity securities. The Portfolio seeks to meet its investment objective by investing its total assets in a diversified portfolio of equity securities of companies located or operating in developed non-U.S. countries and emerging markets of the world. The equity securities will ordinarily be traded on a recognized foreign securities exchange or traded in a foreign over-the-counter market in the country where the issuer is principally based, but may also be traded in other countries including the United States. The Subadviser intends to focus on companies with an above-average potential for long-term growth and attractive relative valuations. The Subadviser selects companies based on five key factors: growth, valuation, management, risk, and sentiment. In addition, the Subadviser looks for companies with the following characteristics: (1) a distinguishable franchise on a local, regional or global basis; (2) a history of effective management demonstrated by expanding revenues and earnings growth; (3) prudent financial and accounting policies; and (4) an ability to capitalize on a changing business environment.

The Portfolio will normally allocate assets among a variety of countries, regions and industry sectors, investing in several countries outside of the United States. In selecting countries, the Subadviser considers such factors as economic growth prospects, monetary and fiscal policies, political stability, currency trends and market liquidity. The Portfolio may invest a substantial part of its total assets in any one country and up to 15% of its assets in securities of issuers located and operating primarily in emerging market countries.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is subadvised by J.P. Morgan Investment Management, Inc.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  liquidity risk

  management risk

  market risk

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AST MFS Global Equity Portfolio

Investment Objective: to seek capital growth.

The Portfolio normally invests at least 80% of its net assets in equity securities. The Portfolio may invest in the securities of issuers located in the U.S. and foreign countries (including issuers in emerging market countries). The Subadviser may invest a relatively high percentage of the Portfolio's assets in a single country, a small number of countries, or a particular geographic region.

In selecting investments for the Portfolio, the Subadviser is not constrained to any particular investment style. The Subadviser may invest the Portfolio's assets in the stocks of companies it believes have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. While the Subadviser may invest the Portfolio's assets in companies of any size, the Subadviser generally focuses on companies with large capitalizations.

The Subadviser uses a bottom-up investment approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is subadvised by Massachusetts Financial Services Company.

Principal Risks:

  company risk

  common and preferred stocks risk

  depositary receipts risk

  derivatives risk

  foreign investment risk

  geographic focus risk

  growth stock risk

  investment style risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  portfolio turnover risk

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Capital Growth Portfolios: Investment Objectives and Principal Strategies

Portfolio	Investment Goal	Primary Investments
AST Small-Cap Growth	Long-term capital growth	The Portfolio invests primarily in common stocks of small capitalization companies
AST Neuberger Berman Small-Cap Growth	Maximum capital growth	The Portfolio invests primarily in equity securities of small capitalization companies
AST Federated Aggressive Growth	Capital growth	The Portfolio invests primarily in the stocks of small companies that are traded on national exchanges, NASDAQ stock exchange and the over-the-counter market
AST Small-Cap Value	Long-term capital growth	The Portfolio invests primarily in stocks and equity-related securities of small capitalization companies that appear to be undervalued
AST Goldman Sachs Mid-Cap Growth	Long-term capital growth	The Portfolio invests primarily in equity securities of medium-sized companies
AST Neuberger Berman Mid-Cap Growth	Capital growth	The Portfolio invests primarily in common stocks of medium capitalization companies
AST T. Rowe Price Large-Cap Growth	Long-term capital growth	The Portfolio invests predominantly in the equity securities of a limited number of large, high-quality U.S. companies
AST MFS Growth	Long-term capital growth and future income	The Portfolio invests primarily in common stocks and related securities
AST Marsico Capital Growth	Capital growth	The Portfolio invests primarily in common stocks, with the majority of the Portfolio's assets in large capitalization stocks
AST DeAM Large-Cap Value	Maximum capital growth	The Portfolio invests primarily in equity securities of large capitalization companies
AST Large-Cap Value	Current income and long-term growth of income, as well as capital appreciation	The Portfolio invests primarily in common stocks of large cap companies

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AST Small-Cap Growth Portfolio
Investment Objective: long-term capital growth.

The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in small-capitalization companies. Small-capitalization companies are generally defined as stocks of companies with market capitalizations that are within the market capitalization range of the Russell 2000 Growth Index. As of January 31, 2009, the market capitalization range of the Russell 2000 Growth Index was $3.6 million to $3.486 billion.

Eagle Asset Management, Inc. (Eagle) uses fundamental research, computer models and proprietary measures of growth in determining which stocks to select for the Portfolio. The Subadviser's investment strategies seek to identify stocks of companies which have strong business momentum, earnings growth, and superior management teams, as well as stocks of those companies whose earnings growth potential may not be currently recognized by the market and whose stock may be considered to be underpriced using various financial measurements employed by the Subadviser, such as price-to-earnings ratios.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is subadvised by Eagle.

Principal Risks:

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  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  portfolio turnover risk

  smaller company risk

AST Neuberger Berman Small-Cap Growth Portfolio

Investment Objective: to seek maximum growth of investors' capital from a portfolio primarily of growth stocks of smaller companies.

The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies. The Portfolio pursues its investment objective by primarily investing in the equity securities of small-sized companies with a total market capitalization within the market capitalization range of the Russell 2000® Index at time of purchase. Equity securities include common stocks and securities convertible into or exchangeable for common stocks, including warrants and rights. The Portfolio seeks to reduce risk by diversifying among many companies, sectors and industries. As of January 31, 2009, the average market capitalization of the companies in the Russell 2000® Index was $410 billion and the median market capitalization was $275 million. The size of the companies in the Russell 2000® Index will change with market conditions.

The Subadviser employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, the Manager looks for fast-growing companies with above-average sales and competitive returns on equity relative to their peers. In doing so, the Portfolio Manager analyzes such factors as:

  earnings growth

  finanical condition (such as debt to equity ratio)

  market share and competitive leadership of the company's products market valuation in comparison to a stock's own historical norms and the stocks of other small-cap companies.

The Portfolio Manager follows a disciplined selling strategy and may sell a stock when it fails to perform as expected, or when other opportunities appear more attractive.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Neuberger Berman Management LLC.

Principal Risks:

  company risk

  liquidity risk

  market risk

  portfolio turnover risk

  smaller company risk

AST Federated Aggressive Growth Portfolio

Investment Objective: to seek capital growth.

The Portfolio will pursue its investment objective, under normal circumstances, by investing primarily in the stocks of small companies that are traded on national securities exchanges, NASDAQ stock exchange and the over-the-counter market. Small companies will be defined as companies with market capitalizations similar to companies in the Russell 2000® Index (which had a market capitalization range of $3.64 million to $3.468 billion as of January 31, 2009) or the Standard & Poor's SmallCap 600 Index (which had a market capitalization range of $21.87 million to $2.221 billion as of January 31, 2009). Such definition will be applied at the time of investment, and the Portfolio will not be required to sell a stock because the company has grown outside the market capitalization range of small capitalization stocks. Up to 30% of the Portfolio's net assets may be invested in foreign securities, which are typically denominated in foreign currencies. Solely for purposes of complying with this policy an issuer's security will be considered to be a foreign security if the security is denominated in a foreign currency or purchased on a securities exchange outside the United States. Certain securities not included in this definition of foreign securities may still be subject to risks of foreign investing that are described in this prospectus. For example, an issuer that is organized in an offshore jurisdiction but who has its principal place of business or whose securities are traded principally on a securities exchange in the United States will not be considered a foreign security for purposes of this policy but may still be subject to risks associated with foreign securities. When investing in foreign securities, the Portfolio's subadivser may emphasize investment in a particular country or group of countries which may subject the Fund to risks of investing in such country or group of countries and/or emerging market risks to a greater extent than if the Portfolio's foreign security exposure was diversified over a greater number of countries.

Federated Equity Management Company of Pennsylvania ("Federated Equity") manages the Portfolio's assets. This Subadviser is led by the Federated Kaufmann Team ("Kaufmann"). Kaufmann's process for selecting investments is bottom-up and growth oriented. There is an emphasis on individual stock selection rather that trying to time the highs and lows of the market or concentrating in certain industries or sectors. Kaufmann assesses individual companies from the perspective of a long-term investor. Kaufmann seeks to purchase stocks of companies that it believes: are profitable and leaders in the industry; have distinct products and services which address substantial markets; can rapidly grow annual earnings over the next three to five years; or have superior proven management and solid balance sheets. Typically, Federated Equity sells an individual security when the company fails to meet expectations, there is a deterioration of underlying fundamentals or the immediate and long-term prospects became poor.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. Since December 15, 2008, Federated Equity was responsible for managing all of the Portfolio's assets. The Portfolio also has a subadvisory agreement with Federated MDTA LLC that is expected to expire on or about July 31, 2009, although Federated MDTA LLC currently is not managing any assets of the Portfolio. It is expected that Federated Equity will become the Portfolio's sole Subadviser on or about July 31, 2009.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  portfolio turnover risk

  smaller company risk

AST Small-Cap Value Portfolio
Investment Objective: to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.

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The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies. Small capitalization companies are generally defined as stocks of companies with market capitalizations that are within the market capitalization range of the Russell 2000® Value Index. As of March 31, 2009, the market capitalization range of the Russell 2000® Value Index was $2 million to $3.047 million. Securities of companies whose market capitalizations no longer meet the definition of small capitalization companies after purchase by the Portfolio will still be considered to be small capitalization companies for purposes of the Portfolio's policy of investing, under normal circumstances, at least 80% of the value of its assets in small capitalization companies.

The assets of the Portfolio are independently managed by four Subadvisers under a multi-manager structure. Pursuant to the multi-manager structure, the Investment Managers of the Portfolio determine and allocate a portion of the Portfolio's assets to each of the Subadvisers. The allocations will be reviewed by the Investment Managers periodically and may be altered or adjusted by the Investment Managers without prior notice. Such adjustments will be reflected in the annual update to this prospectus. Although each Subadviser will follow the Portfolio's policy of investing, under normal circumstances, at least 80% of the Portfolio's assets in small capitalization companies, each Subadviser expects to utilize different investment strategies to achieve the Portfolio's objective of long-term capital growth. The current asset allocations and principal investment strategies for each of the Subadvisers are summarized below:

J.P. Morgan Investment Management, Inc. ("J.P. Morgan") follows a four-step process. The investment process starts with a disciplined quantitative ranking methodology that identifies stocks in each economic sector that have positive trends in price momentum with attractive relative valuations. We then use a quadratic optimization to create a portfolio of well-diversified, compensated risks that seeks to deliver consistent returns. For each trade suggested by the optimization, the portfolio managers do in-depth fundamental research to ensure that the trade meets the original investment thesis (strong momentum with good relative value). Finally, sophisticated trading techniques are designed to effect trading in a cost-effective manner.

Lee Munder Investments, Ltd. ("Lee Munder") seeks the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow or business franchises. The Subadviser's research team seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, the Subadviser generally looks to the following: (1) Low price/earnings, price/book value or total capitalization/cash flow ratios relative to the company's peers; (2) Low stock price relative to a company's underlying asset values; (3) A sound balance sheet and other positive financial characteristics. The Subadviser then determines whether there is an emerging catalyst that will focus investor attention on the underlying assets of the company, such as takeover efforts, a change in management, or a plan to improve the business through restructuring or other means.

ClearBridge Advisors, LLC ("ClearBridge") emphasizes individual security selection while spreading the Fund's investments among industries and sectors. The Subadviser uses both quantitative and fundamental methods to identify stocks of smaller capitalization companies it believes have a high probability of outperforming other stocks in the same industry or sector. The Subadviser uses quantitative parameters to select a universe of smaller capitalized companies that fit the Fund's general investment criteria. In selecting individual securities from within this range, the Subadviser looks for "value" attributes, such as low stock price relative to earnings, book value and cash flow and high return on invested capital. The Subadviser also uses quantitative methods to identify catalysts and trends that might influence the Portfolio's industry or sector focus, or the Subadviser's individual security selection.

Dreman Value Management, L.L.C. ("Dreman") seeks to provide a total return greater than that of the benchmark over time, to protect client capital during market downturns and to stay consistent in our low price-to-earnings ratio, contrarian value approach to investment management, while taking into consideration dividend yield. Dreman will seek to attain superior returns by using a contrarian value investment approach. Dreman believes that it can attain superior performance by adhering to an investment strategy that is disciplined and has a demonstrated record of success. Dreman's investment strategy emphasizes stocks that offer unique investment values. The criterion used to identify such stocks include below average price-to-earnings, price-to-book, and/or price-to-cash flow ratios and above average dividend yields. Over the last 25 years, extensive studies, which date as far back as the 1930s, conducted by David Dreman and affiliates of Dreman, have led the Dreman to conclude that consistently applying disciplined value strategies yields superior long-term total returns.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. As of January 31, 2009, J.P. Morgan was responsible for managing approximately 24% of the Portfolio's assets, Lee Munder was responsible for managing approximately 32% of the Portfolio's assets, Clearbridge was responsible for managing approximately 19% of the Portfolio's assets and Dreman was responsible for managing approximately 25% of the Portfolio's assets.

The Investment Managers intend to reallocate the Portfolio's assets in the Second Quarter of 2009 among J.P. Morgan, Lee Munder and Clearbridge. Upon such reallocation of the Portfolio's assets, Dreman will no longer be responsible for managing any of the Portfolio's assets and it is expected that initially J.P. Morgan will be responsible for managing approximately 41.3% of the Portfolio's

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assets, Lee Munder will be responsible for managing approximately 33.5% of the Portfolio's assets and Clearbridge will be responsible for managing approximately 25.2% of the Portfolio's assets. It is expected that on or about July 31, 2009, the Portfolio's only Subadvisers will be J.P. Morgan, Lee Munder and ClearBridge.

Principal Risks:

  common and preferred stocks risk

  company risk

  derivatives risk

  foreign investment risk

  initial public offering risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  portfolio turnover risk

  real estate risk

  smaller company risk

AST Goldman Sachs Mid-Cap Growth Portfolio
Investment Objective: to seek long-term growth of capital.

The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in medium capitalization companies. The Portfolio pursues its objective by investing primarily in equity securities selected for their long-term growth potential. Equity securities include common stocks, preferred stocks, warrants and securities convertible into or exchangeable for common or preferred stocks. For purposes of the Portfolio, medium-sized companies are those whose market capitalizations (measured at the time of investment) fall within the range of companies in the Russell Midcap® Growth Index. As of March 31, 2009, the average weighted market capitalization of the companies in the Russell Midcap® Growth Index was $5.492 billion and the median market capitalization was $2.422 billion. The Subadviser generally takes a "bottom up" approach to choosing investments for the Portfolio. In other words, the Subadviser seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Goldman Sachs Asset Management, L.P.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  growth stock risk

  initial public offering risk

  investment style risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  portfolio turnover risk

AST Neuberger Berman Mid-Cap Growth Portfolio
Investment Objective: to seek capital growth.

The Portfolio will invest, under normal circumstances, at least 80% of its net assets in common stocks of mid-capitalization companies. For purposes of the Portfolio, a mid-capitalization company is defined as a company whose market capitalization is within the range of market capitalizations of companies in the Russell Midcap® Index. As of January 31, 2009, the average market capitalization of the companies in the Russell Midcap® Index was $2.94 billion and the median market capitalization was $2.25 billion. The Portfolio seeks to reduce risk by diversifying among many companies, industries and sectors.

The Subadviser employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative

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analysis, the Subadviser looks for fast-growing companies with above average sales and competitive returns on equity relative to their peers. In doing so, the Subadviser analyzes such factors as: financial condition (such as debt to equity ratio); market share and competitive leadership of the company's products; earnings growth relative to competitors; and market valuation in comparison to a stock's own historical norms and the stocks of other mid-cap companies.

The Subadviser follows a disciplined selling strategy and may sell a stock when it fails to perform as expected or when other opportunities appear more attractive.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Neuberger Berman Management LLC.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  portfolio turnover risk

AST T. Rowe Price Large-Cap Growth Portfolio
Investment Objective: to seek long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.

The Portfolio takes a growth approach to investment selection and normally invests at least 80% of its net assets in the common stocks of large companies. A large company is defined as one whose market cap is larger than the median market cap of companies in the Russell 1000® Growth Index, a widely used benchmark of the largest domestic growth stocks (the median market cap as of January 31, 2009, was $3.1 billion, and is subject to change). The market capitalization of the companies in the Portfolio and the Russell 1000® Growth Index changes over time; the Portfolio will not automatically sell or cease to purchase stock of a company it already owns just because the company's market capitalization falls below this level. The Subadviser generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth.

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures, and options, in keeping with the Portfolio's objectives.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

In pursuing its investment objective, the Portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Portfolio's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by T. Rowe Price Associates, Inc.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  growth stock risk

  leveraging risk

  management risk

  market risk

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AST MFS Growth Portfolio Investment Objective: to seek long-term growth of capital and future, rather than current, income.

The Portfolio invests, under normal circumstances, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. The Subadviser focuses on investing the portfolio's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.

While the Portfolio may invest its assets in companies of any size, the Portfolio generally focuses on companies with large capitalizations.

The Subadviser uses a bottom-up investment approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

The Portfolio may invest up to 35% of its net assets in foreign securities.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is subadvised by Massachusetts Financial Services Company.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  growth stock risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  portfolio turnover risk

AST Marsico Capital Growth Portfolio
Investment Objective: to seek capital growth. Income is not an investment objective and any income realized on the Portfolio's investments, therefore, will be incidental to the Portfolio's objective.

The AST Marsico Capital Growth Portfolio invests primarily in the common stocks of large capitalization companies that are selected for their growth potential. The Portfolio generally defines large capitalization companies as stocks of companies with market capitalizations within the market capitalization range of the Russell 1000® Growth Index. As of January 31, 2009, the median market capitalization of the Russell 1000® Growth Index was $3.1 billion. The Portfolio will normally hold a core position of between 35 and 50 common stocks. The Portfolio may hold a limited number of additional common stocks at times when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions. This Portfolio is advised by Marsico Capital Management, LLC (Marsico).

In selecting investments for the Portfolio, the Subadviser uses an approach that combines "top-down" macro-economic analysis with "bottom-up" stock selection. The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In addition, the Subadviser may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, the Subadviser seeks to identify sectors, industries and companies that may benefit from the overall trends the Subadviser has observed.

The Subadviser then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, the Subadviser may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical

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management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, the Subadviser may visit with various levels of a company's management, as well as with its customers and (as relevant) suppliers, distributors, and competitors. The Subadviser also may prepare detailed earnings and cash flow models of companies. These models may assist the Subadviser in projecting potential earnings growth, current income and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

The Subadviser may reduce or sell a Fund's investments in portfolio companies if, in the opinion of the Subadviser, a company's fundamentals change substantially, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential or current income potential, more attractive investment opportunities appear elsewhere, or for other reasons.

The core investments of the Portfolio generally may include established companies and securities that offer long-term growth potential. However, the Portfolio also may typically include securities of less mature companies, companies or securities with more aggressive growth characteristics, and companies undergoing significant changes such as the introduction of a new product line, the appointment of a new management team, or an acquisition.

While we make every effort to achieve our objective, we cannot guarantee success and it is possible that you could lose money. This portfolio is subadvised by Marsico Capital Management, LLC.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  growth stock risk

  leveraging risk

  management risk

  market risk

AST DeAM Large-Cap Value Portfolio Investment Objective: to seek maximum growth of capital by investing primarily in the value stocks of larger companies.

The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in large capitalization companies. The Portfolio pursues its investment objective by primarily investing in the equity securities of large sized companies included in the Russell 1000® Value Index. Equity securities include common stocks and securities convertible into or exchangeable for common stocks, including warrants and rights. The Subadviser employs an investment strategy that seeks to maintain a portfolio of equity securities which approximates the market risk of those stocks included in the Russell 1000® Value Index, but which outperforms the Russell 1000® Value Index through active stock selection. As of January 31, 2009, the average market capitalization of the companies in the Russell 1000® Value Index was approximately $71.033 billion and the median market capitalization was approximately $2.376 billion. The size of the companies in the Russell 1000® Value Index will change with market conditions. The targeted tracking error of this Portfolio is 4% with a normal deviation of +/- 1%. It is possible that the deviation may be higher. For purposes of this Portfolio, the strategy of attempting to correlate a stock portfolio's market risk with that of a particular index, in this case the Russell 1000® Value Index, while improving upon the return of the same index through active stock selection, is called a "managed alpha" strategy.

The Subadviser generally takes a "bottom up" approach to building the Portfolio, searching for individual companies that demonstrate the best potential for significant return. The Subadviser considers a number of factors in determining whether to invest in a value stock, including earnings growth rate, analysts' estimates of future earnings and industry-relative price multiples. Other factors are net income growth versus cash flow growth as well as earnings and price momentum. In the selection of investments, long-term capital appreciation will take precedence over short range market fluctuations. However, the Portfolio may occasionally make investments for short-term capital appreciation.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This

14

Portfolio is advised by Deutsche Investment Management Americas, Inc.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  management risk

  market risk

  portfolio turnover risk

AST Large-Cap Value Portfolio Investment Objective: to seek current income and long-term growth of income, as well as capital appreciation.

The Portfolio will invest, under normal circumstances, at least 80% of the value of its net assets in large capitalization companies. The Portfolio generally defines large capitalization companies as stocks of companies with market capitalizations within the market capitalization range of the Russell 1000® Value Index. The 80% requirement applies at the time the Portfolio invests its assets. As of January 31, 2009, the market capitalization range of the Russell 1000® Value Index was $9 million to $380 billion. Some of these securities may be acquired in initial public offerings (IPOs). In addition to these principal investments, the Portfolio may invest up to 20% of its total assets in foreign securities.

The assets of the Portfolio are independently managed by three Subadvisers under a multi-manager structure. Pursuant to the multi-manager structure, the Investment Managers of the Portfolio determine and allocate a portion of the Portfolio's assets to each of the Subadvisers. The allocations will be reviewed by the Investment Managers periodically and may be altered or adjusted by the Investment Managers without prior notice. Such adjustments will be reflected in the annual update to this prospectus.

Although each Subadviser will follow the Portfolio's policy of investing, under normal circumstances, at least 80% of the Portfolio's assets in large capitalization companies, each Subadviser expects to utilize different investment strategies to achieve the Portfolio's objective of current income and long-term growth of income, as well as capital appreciation. The current asset allocations and principal investment strategies for each of the Subadvisers are summarized below:

Hotchkis and Wiley Capital Management LLC ("Hotchkis and Wiley") normally focuses on stocks that have a high cash dividend or payout yield relative to the market. Payout yield is defined as dividend yield plus net share repurchases. The Subadviser also may invest in stocks that don't pay dividends, but have growth potential unrecognized by the market or changes in business or management that indicate growth potential.

Eaton Vance Management (Eaton Vance) normally invests primarily in value stocks of large-cap companies, which are common stocks that, in the Subadviser's opinion, are inexpensive or undervalued relative to the overall stock market. Investment decisions are made primarily on the basis of fundamental research and involve consideration of numerous factors, including quality of business franchises, financial strength, management capability and integrity, growth potential, valuation and earnings and cash flow capabilities. Many of these considerations are subjective. Eaton Vance intends to manage investment risk by maintaining broad issuer and industry diversification among its holdings, and by utilizing fundamental analysis of risk/return characteristics in securities selection. The Subadviser may sell a security when its price objective for the security is reached, the fundamentals of the company deteriorate, a security's price falls below acquisition cost or to pursue more attractive investment options.

Dreman Value Management, L.L.C. ("Dreman") seeks to provide a total return greater than that of the benchmark over time, to protect client capital during market downturns and to stay consistent in our low price-to-earnings ratio, contrarian value approach to investment management, while taking into consideration dividend yield. Dreman will seek to attain superior returns by using a contrarian value investment approach.

Dreman believes that it can attain superior performance by adhering to an investment strategy that is disciplined and has a demonstrated record of success. Dreman's investment strategy emphasizes stocks that offer unique investment values. The criterion used to identify such stocks include below average price-to-earnings, price-to-book, price-to-cash flow ratios and above average dividend yields. Over the last 25 years, extensive studies, which date as far back as the 1930s, conducted by David Dreman and affiliates of Dreman, have led the Dreman to conclude that consistently applying disciplined value strategies yields superior long-term total returns.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. On or

15

about April 1, 2009, Hotchkis and Wiley was responsible for managing approximately 15% of the Portfolio's assets, Eaton Vance was responsible for managing approximately 60% of the Portfolio's assets and Dreman was responsible for managing approximately 25% of the Portfolio's assets.

On or about May 1, 2009, the Investment Managers intend to reallocate the Portfolio's assets so that Hotchkis and Wiley will be responsible for managing approximately 20% of the Portfolio's assets and Eaton Vance will be responsible for managing approximately 80% of the Portfolio's assets. Upon such reallocation of the Portfolio's assets, Dreman will no longer be responsible for managing any of the Portfolio's assets. It is expected that Hotchkis and Wiley and Eaton Vance will be the Portfolio's only subadvisers on or about July 31, 2009.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  investment style risk

  leveraging risk

  management risk

  market risk

  portfolio turnover risk

  real estate risk

  selection risk

  value style risk

16

Special Equity Portfolios: Investment Objectives and Principal Strategies

Portfolio	Investment Goal	Primary Investments
AST Cohen & Steers Realty	Maximize total return	The Portfolio invests primarily in equity securities of real estate companies
AST T. Rowe Price Natural Resources	Capital growth	The Portfolio invests primarily in common stocks of companies that own or develop natural resources and other basic commodities

AST Cohen & Steers Realty Portfolio
Investment Objective: to maximize total return through investment in real estate securities.

The Portfolio will invest, under normal circumstances, at least 80% of its net assets in securities of real estate related issuers. Under normal circumstances, the Portfolio will invest substantially all of its assets in the equity securities of real estate companies. Such equity securities will consist of common stocks, rights or warrants to purchase common stocks, securities convertible into common stocks where the conversion feature represents, in the Subadviser's view, a significant element of the securities' value, and preferred stocks.

For purposes of the Portfolio's investment policies, a "real estate company" is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of real estate or that has at least 50% of its assets in real estate. The Portfolio may invest up to 10% of its total assets in securities of foreign real estate companies. Real estate companies may include real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests.

The Portfolio is non-diversified for purposes of the 1940, which means that it may invest more than 5% of its assets in the securities of any one issuer.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Cohen & Steers Capital Management, Inc.

Principal Risks:

  company risk

  credit risk

  derivatives risk

  foreign investment risk

  industry/sector risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  non-diversification risk

  real estate risk

AST T. Rowe Price Natural Resources Portfolio

Investment Objective: to seek long-term capital growth primarily through the investment in common stocks of companies that own or develop natural resources (such as energy products, precious metals, and forest products) and other basic commodities.

The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in natural resource companies. The Portfolio also may invest in non-resource companies with the potential for growth. When selecting stocks, the Subadviser looks for companies that have the ability to expand production, maintain superior exploration programs and production facilities, and the potential to accumulate new resources. Natural resource companies in which the Portfolio invests generally own, develop, refine, service or transport resources, including energy sources, precious metals, nonferrous metals, forest products, real estate, diversified resources and other basic commodities that can be produced and marketed profitably when both labor costs and prices are rising.

17

Although at least 50% of Portfolio assets will be invested in U.S. securities, up to 50% of total assets also may be invested in foreign securities. The Portfolio may also purchase futures and options in keeping with its objective. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or re-deploy assets into more promising opportunities.

In pursuing its investment objective, the Portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Portfolio's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by T. Rowe Price Associates, Inc.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  industry/sector risk

  leveraging risk

  liquidity risk

  management risk

  market risk

Asset Allocation Portfolios: Investment Objectives and Principal Strategies

AST UBS Dynamic Alpha Portfolio

Investment Objective: to seek to maximize total return.

The Portfolio attempts to generate positive returns and manage risk through sophisticated asset allocation, currency management techniques, and security selection. These decisions are integrated with analysis of global market and economic conditions.

The Portfolio is a multi asset-class fund. The asset classes in which the Portfolio may invest include, but are not limited to, the following: U.S. equity, non-U.S. equity, emerging market equity, U.S. fixed-income, non-U.S. fixed-income, emerging market debt, U.S. high-yield or "junk bond" fixed-income, and cash equivalents, including global currencies. The Portfolio may invest in issuers located within and outside the United States or in investment companies advised by UBS or its affiliates to gain exposure to these asset classes. The Portfolio will not pay investment management fees or other fund expenses in connection with its investment in the investment companies advised by UBS or an affiliate, but may pay expenses associated with such investments.

Asset allocation decisions are tactical, based upon an assessment by UBS Global Asset Management (Americas), Inc. (UBS) of valuations and prevailing market conditions in the U.S. and abroad. Investments also may be made in selected sectors of these asset classes.

The Portfolio may, but is not required to, use derivative instruments for risk management purposes or as part of the Portfolio's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. Examples of derivatives include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. The Portfolio may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Portfolio, to replace more traditional direct investments, or to obtain exposure to certain markets. In addition, the Portfolio's risk will be carefully monitored with consideration given to the risk generated by individual positions, sector, country, and currency views. To that end, UBS will employ proprietary risk management systems and models that seek to ensure the Portfolio is compensated for the level of risk it assumes at both the security and market levels.

Investments in equity securities may include common stock and preferred stock of issuers in developed nations (including the U.S.) and emerging markets. Equity investments may include large, intermediate, and small capitalization companies. Within the equity portion of the Portfolio, UBS will primarily use value-oriented strategies but also may use growth-oriented strategies. Within the equity portion of the portfolio, UBS will primarily use value-oriented equity strategies but also may use growth-oriented strategies. When using value-oriented equity strategies, UBS seeks to select securities whose fundamental values it believes are greater than their market prices. To invest in growth equities, UBS will seek to invest in companies that possess a dominant market position and franchise, a major technological edge or a unique competitive advantage, in part by using a proprietary quantitative screening system

18

that ranks stocks using a series of growth, valuation and momentum metrics.

Investments in fixed-income securities may include debt securities of governments throughout the world (including the U.S.), their agencies and instrumentalities, debt securities of corporations and supranationals, inflation protected securities, convertible bonds, mortgage-backed securities, asset-backed securities, equipment trusts and other collateralized debt securities. Investments in fixed-income securities may include issuers in both developed (including the U.S.) and emerging markets. The Portfolio's fixed income investments may reflect a broad range of investment maturities, qualities and sectors, including convertible debt securities and debt securities rated below investment grade. These lower-rated fixed-income securities are often referred to as "high-yield securities" or "junk bonds."

The Portfolio also may invest in cash or cash equivalent instruments. When political, economic, or market conditions warrant, the Portfolio may invest without limitation in cash equivalents, which may affect its ability to pursue its investment objective.

The Portfolio is non-diversified for purposes of the1940, which means that it may invest more than 5% of its assets in the securities of any one issuer.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by UBS Global Asset Management (Americas), Inc.

Principal Risks:

  company risk

  credit risk

  derivatives risk

  foreign investment risk

  high-yield risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  mortgage risk

  non-diversified risk

  portfolio turnover risk

  prepayment risk

  short sale risk

  small company risk

  value stock risk

19

Fixed Income Portfolios: Investment Objectives and Principal Strategies

Portfolio	Investment Goal	Primary Investments
AST T. Rowe Price Global Bond	High current income and capital growth	The Portfolio invests in high-quality foreign and U.S. dollar-denominated bonds.
AST PIMCO Limited Maturity Bond	Maximize total return, consistent with preservation of capital and prudent investment management	The Portfolio invests primarily in fixed-income securities of varying maturities, so that the Portfolio's expected average duration will be from one to three years.

AST T. Rowe Price Global Bond Portfolio
Investment Objective: to provide high current income and capital growth by investing in high-quality, foreign and U.S. dollar-denominated bonds.

The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in fixed income securities. The Portfolio will invest in all types of bonds including those issued or guaranteed by the U.S. or foreign governments or their agencies and by foreign authorities, provinces and municipalities as well as investment grade corporate bonds, mortgage and asset-backed securities and high-yield bonds of U.S. and foreign issuers. The Portfolio seeks to moderate price fluctuation by actively managing its maturity structure and currency exposure. The Subadviser bases its investment decisions on fundamental market factors, currency trends, and credit quality. The Portfolio generally invests in countries where the combination of fixed-income returns and currency exchange rates appears attractive, or, if the currency trend is unfavorable, where the Subadviser believes that the currency risk can be minimized through hedging.

The Portfolio is non-diversified for purposes of the 1940, which means that it may invest more than 5% of its assets in the fixed-income securities of a single issuer or individual foreign government.

Although the Portfolio expects to maintain an intermediate-to-long weighted average maturity, there are no maturity restrictions on the overall portfolio or on individual securities. The Portfolio may and frequently does engage in foreign currency transactions such as forward foreign currency exchange contracts, hedging its foreign currency exposure back to the dollar or against other foreign currencies ("cross-hedging"). The Subadviser also attempts to reduce currency risks through diversification among foreign securities and active management of maturities and currency exposures.

The Portfolio may also invest up to 20% of its assets in the aggregate in below investment-grade, high-risk bonds ("junk bonds") and emerging market bonds. Some emerging market bonds, such as Brady Bonds, may be denominated in U.S.dollars. In addition, the Portfolio may invest up to 30% of its assets in mortgage-related (including mortgage dollar rolls and derivatives, such as collateralized mortgage obligations and stripped mortgage securities) and asset-backed securities. The Portfolio may invest in futures, swaps and other derivatives, in keeping with its objective.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, adjust the Portfolio's average maturity, duration, or credit quality, or re-deploy assets into more promising opportunities.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by T. Rowe Price International, Inc.

Principal Risks:

  asset-backed securities risk

  credit risk

  derivatives risk

  foreign investment risk

  high-yield risk

  interest rate risk

  liquidity risk

  management risk

  market risk

  mortgage risk

  non-diversification risk

  portfolio turnover risk

20

AST PIMCO Limited Maturity Bond Portfolio
Investment Objective: to seek to maximize total return, consistent with preservation of capital and prudent investment management.

The Portfolio will invest, under normal circumstances, at least 80% of the value of its net assets in fixed income investments, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Fixed-income investments include:

(1) securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;
(2) corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
(3) mortgage and other asset-backed securities;
(4) inflation-indexed bonds issued by both governments and corporations;
(5) structured notes, including hybrid or "indexed" securities and event-linked bonds;
(6) loan participations and assignments;
(7) delayed funding loans and revolving credit securities;
(8) bank certificates of deposit, fixed time deposits and bankers' acceptances;
(9) repurchase agreements and reverse repurchase agreements;
(10) debt securities issued by state or local governments and their agencies and government-sponsored enterprises;
(11) obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises;
(12) derivative instruments, including futures, options and swap agreements;and
(13) obligations of international agencies or supranational entities.

Portfolio holdings will be concentrated in areas of the bond market that the Subadviser believes to be relatively undervalued. In selecting fixed income securities, the Subadviser uses economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other securities selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the Subadviser's outlook for the U.S. and foreign economies, the financial markets, and other factors. The management of duration is one of the fundamental tools used by the Subadviser.

The Portfolio will invest in fixed-income securities of varying maturities. The average portfolio duration of the Portfolio normally varies within a one- to three-year time frame based on the Subadviser's forecast for interest rates. The Portfolio can and routinely does invest in certain complex fixed income securities (including mortgage-backed and asset-backed securities) and engage in a number of investment practices (including futures, swaps and dollar rolls) that many other fixed income funds do not utilize. The Portfolio may invest up to 10% of its assets in fixed income securities that are rated below investment grade ("junk bonds") (or, if unrated, determined by the Subadviser to be of comparable quality). The Portfolio may engage in short sales.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Pacific Investment Management Company LLC.

Principal Risks:

  asset-backed securities risk

  common and preferred stock risk

  credit risk

  derivatives risk

  foreign investment risk

  hedging risk

  high yield risk

  inflation-indexed securities risk

  interest rate risk

  leveraging risk

  liquidity risk

  mangement risk

  market risk

  mortgage risk

  risk of investing in other debt obligations issued or guaranteed by the U.S. government and government-related entities

21

  portfolio turnover risk

  prepayment or call risk

  privately-issued mortgage-related and asset-backed securities risk short sale risk

  U.S. government and agency securities risk

  Yankee obligation risk

22

Principal Risks

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The principal risks of investing in each Portfolio, as identified in the Risk/Return Summary, are summarized below.

Certain additional principal risks associated with investing in the Asset Allocation Portfolios are discussed separately, in the following section entitled "Principal Risks--Asset Allocation Portfolios"

Asset Transfer Program Risk. Each Portfolio may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for Prudential to manage the guarantees offered in connection with these benefit programs, Prudential generally: (i) limits the number and types of variable sub-accounts in which contract holders may allocate their account values (referred to in this Prospectus as the Permitted Sub-Accounts) and (ii) requires contract holders to participate in certain specialized asset transfer programs. Under these asset transfer programs, Prudential will monitor each contract owner's account value from time to time and, if necessary, will systematically transfer amounts between the Permitted Sub-Accounts and the Portfolios as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable. The asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs.

As an example of how these asset transfer programs will operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract holder's account value within the Permitted Sub-Accounts) and certain market return scenarios involving "flat" returns over a period of time may cause Prudential to transfer some or all of such contract owner's account value to a Portfolio. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by assets in investments like the Portfolios.

Such asset transfers may, however, result in large-scale asset flows into and out of the Portfolios and subject the Portfolios to certain risks. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the Subadviser to purchase and sell securities at inopportune times and by otherwise limiting the Subadviser's ability to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high operating expense ratios for the Portfolios compared to other similar funds. For more information on the Asset Transfer Programs, please see "Risk/Return Summary—Principal Risks of the Portfolios—Special Risks Relating to Asset Transfer Programs" herein.

For more information on the relevant living benefit programs and asset transfer programs, please see your contract prospectus.

The AST Dynamic Asset Allocation Portfolios and the AST Tactical Asset Allocation Portfolios (together, the Funds of Funds) are structured as "fund-of-funds." This means that each Fund of Funds invests primarily or exclusively in other Portfolios of the Fund that are not operated as "funds-of-funds." The Portfolios in which the Funds of Funds invest are referred to as Underlying Portfolios. Transactions by the Funds of Funds in Underlying Portfolio shares are not subject to any limitations and are not considered frequent or short-term trading. For example, the Funds of Funds may engage in significant transactions in Underlying Portfolio shares in order to: (i) change their investment focus, (ii) rebalance their investments to match the then-current asset allocation mix, (iii) respond to significant purchases or redemptions of Fund of Funds shares, including significant purchases and redemptions caused by the above-referenced asset transfer programs, or (iv) respond to changes required by the underlying contracts (as describe in more detail below). These transactions by the Funds of Funds in Underlying Portfolio shares may be disruptive to the management of an Underlying Portfolio because such transactions may: (i) cause the Underlying Portfolio to sell portfolio securities at inopportune times or to borrow money on a temporary basis in order to have the cash necessary to pay redemption requests initiated by the Funds of Funds, hurting the investment performance of the Underlying Portfolios (and the Funds of Funds as well), (ii) make it difficult for the Subadvisers for the Underlying Portfolios to fully implement their investment strategies, and (iii) lead to increased transaction and tax costs. In addition, because a Fund of Funds may own a substantial portion of an Underlying Portfolio, a large-scale redemption initiated by one or more Funds of Funds could cause an Underlying Portfolio's expense ratio to increase as such portfolio's fixed costs would be spread over a smaller asset base. As a result, these transactions could have an adverse effect on the relevant Funds of Funds and Underlying Portfolios.

Asset-backed securities risk.Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Portfolio reinvests the proceeds of a prepayment it may receive a lower interest rate. Asset-backed securities may also be subject to extension risk, that is, the risk that, in a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the

23

average duration of the portfolio of a Portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities.

Borrowing risk. A Portfolio may borrow money from banks for investment purposes, and invest the proceeds of such loans, as permitted under the Investment Company Act of 1940, as amended (the 1940 Act). Under the 1940 Act, a Portfolio may borrow from a bank up to one-third of its total assets (including the amount borrowed). When a Portfolio borrows money for investment purposes or otherwise leverages its portfolio, any increase or decrease in the Portfolio's NAV is exaggerated by the use of leverage. Leverage risks are described below.

Commodity risk. A Portfolio's investments in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional equity and debt securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, acts of terrorism, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Common and preferred stocks risk. Each Portfolio may invest in common and preferred stocks. Common and preferred stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company's income for purposes of receiving dividend payments and on the company's assets in the event of liquidation. Common and preferred stocks can experience sharp declines in value over short or extended periods of time, regardless of the success or failure of a company's operations. Stocks can decline for many reasons, including due to adverse economic, financial, or political developments and developments related to the particular company, the industry of which it is a part, or the securities markets generally.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk. Each Portfolio is also subject to credit risk to the extent it invests in fixed-income securities. Credit risk is the risk that an issuer of securities or a counterparty will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer or counterparty is less able to make required principal and interest payments. This is broadly gauged by the credit ratings of the securities in which each Portfolio invests. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality. The lower the rating of a debt security held by a Portfolio, the greater the degree of credit risk that is perceived to exist by the rating agency with respect to that security. Although debt obligations rated BBB by S&P, Baa by Moody's, or BBB by Fitch, are regarded as investment-grade, such obligations have speculative characteristics and are riskier than higher-rated securities. Adverse economic developments are more likely to affect the payment of interest and principal on debt obligations rated BBB/Baa than on higher rated debt obligations. Non-investment grade debt—also known as "high-yield bonds" or "junk bonds"—have a higher risk of default and tend to be less liquid than higher-rated securities. Increasing the amount of Portfolio assets allocated lower-rated securities generally will increase the credit risk to which the Portfolio is subject. Information on the ratings issued to debt securities by certain rating agencies is included in Appendix IV to this Prospectus. Not all securities are rated. In the event that the relevant rating agencies assign different ratings to the same security, the Portfolio's Subadviser will determine which rating it believes best reflects the security's quality and risk at that time. Credit risk may also be gauged by the cost of buying protection on the credit default swap market with respect to an issuer's debt securities. If the cost to buy protection against an issuer's default increases, the credit risk associated with the issuer's debt securities will be deemed to be higher by many market participants and could adversely affect the value of the issuer's debt securities.

Depositary Receipts Risk. Investments in non-U.S. issuers through Depositary Receipts and similar instruments may involve certain risks not applicable to investing in U.S. issuers, including changes in currency rates, application of local tax laws, changes in governmental administration or economic or monetary policy or changed circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies.

Derivatives risk. Certain Portfolios may, but are not required to, use derivative instruments for risk management purposes or as part of their investment strategies. Generally, a derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. Examples of derivatives (without limitation) include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. Portfolios may use derivatives to earn income and enhance returns, to manage or adjust their risk profile, to replace more traditional direct investments, or to obtain exposure to certain markets.

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As open-end investment companies registered with the Securities and Exchange Commission (the Commission), the Portfolios are subject to the federal securities laws, including the 1940 Act, related rules, and various Commission and Commission staff positions. In accordance with these positions, with respect to certain kinds of derivatives, the Portfolios must "set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other Commission- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Portfolios must cover their open positions by setting aside liquid assets equal to the contracts' full, notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Portfolios are permitted to set aside liquid assets in an amount equal to such Portfolio's daily marked-to-market (net) obligations, if any (i.e., such Portfolio's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Portfolios will have the ability to employ leverage to a greater extent than if such Portfolio were required to segregate assets equal to the full notional value of such contracts. The Fund reserves the right to modify the asset segregation policies of thePortfolios in the future to comply with any changes in the positions articulated from time to time by the Commission and its staff.

Derivatives are volatile and may be subject to significant price movement. The use of derivatives involves significant risks, including:

Credit risk. The risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio. For example, a Portfolio would be exposed to credit risk (and counterparty risk) to the extent it purchases protection against a default by a debt issuer and the swap counterparty does not maintain adequate reserves to cover such a default.

Currency risk. The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage risk. The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity risk. The risk that certain securities may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the security is currently worth.

Additional risks: Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If a Subadviser incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Portfolio might have been in a better position if the Portfolio had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. Derivatives also involve the risk of mispricing or improper valuation (i.e., the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for a Portfolio to lose more than the amount the Portfolio invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes.

Certain Portfolios may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which such a portfolio uses a derivative to offset the risks associated with its other holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the relevant Portfolio, in which case any losses on the holdings being hedged may not be reduced and may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The relevant Portfolio is not required to use hedging and may choose not to do so. Because certain Portfolios may use derivatives to seek to enhance returns, their investments will expose them to the risks outlined above to a greater extent than if they used derivatives solely for hedging purposes. The use of derivatives to seek to enhance returns may be considered speculative.

Extension Risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

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Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and non-U.S. governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition to the policies described elsewhere in this Prospectus, each Portfolio may from time to time attempt to hedge a portion of their currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases the Portfolio may be worse off than if it had not used a hedging instrument. For most emerging market currencies, suitable hedging instruments are not available. See "Hedging Risk" below for more information.

Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the "numbers" themselves sometimes mean different things, each Subadviser devotes research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments. Political developments may adversely affect the value of a Portfolio's foreign securities.

Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Taxation risk . Many foreign markets are not as open to foreign investors as U.S. markets. Each Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of a Portfolio.

Fund of Funds Risk.The Dynamic Asset Allocation Portfolios, the Tactical Asset Allocation Portfolios, and the AST Academic Strategies Asset Allocation Portfolio (collectively, the Asset Allocation Portfolios) invest primarily or exclusively in other Portfolios of the Fund (collectively, the Underlying Trust Portfolios). Underlying Trust Portfolios may experience relatively large mandatory or discretionary purchases and sales from one or more of the Asset Allocation Portfolios. The use of the Asset Allocation Portfolios in connection with certain variable annuity living benefit programs may result in mandatory asset flows into and out of the Asset Allocation Portfolios (and the relevant Underlying Trust Portfolios) on a large scale. The Investment Managers may, however, seek to minimize the impact of certain discretionary transactions by structuring them over a reasonable period of time or through the enforcement of certain limits on redemptions of Underlying Trust Portfolio shares. Despite these efforts, the relevant Underlying Trust Portfolios may experience increased expenses as they buy and sell securities to respond to transactions initiated by the Asset Allocation Portfolios. An Underlying Trust Portfolio's investment performance also may be adversely affected if it must buy and sell securities at inopportune times to respond to transactions initiated by an Asset Allocation Portfolio. In addition, because the Asset Allocation Portfolios may own a substantial portion of an Underlying Trust Portfolio, a large-scale redemption initiated by one or more Asset Allocation Portfolio could cause an Underlying Trust Portfolio's expense ratio to increase as such portfolio's fixed costs

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would be spread over a smaller asset base. As a result, these transactions could have an adverse effect on an Asset Allocation Portfolio which continues to remain invested in such Underlying Trust Portfolios.

Geographic Focus Risk. To the extent a Portfolio invests a substantial amount of its assets in a single country, a small number of countries, or a particular geographic region, its performance may at times be worse than the performance of other mutual funds that invest more broadly.

Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

Hedging risk. The decision as to whether and to what extent a Portfolio will engage in hedging transactions to hedge against such risks as credit risk, currency risk, counterparty risk, and interest rate risk will depend on a number of factors, including prevailing market conditions, the composition of such portfolio and the availability of suitable transactions. Accordingly, no assurance can be given that a Portfolio will engage in hedging transactions at any given time or from time to time, even under volatile market environments, or that any such strategies, if used, will be successful. Hedging transactions involve costs and may result in losses.

High-yield risk. Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High-yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio's ability to sell its high-yield securities (liquidity risk). In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress.

Industry/sector risk. Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio's performance may be tied more directly to the success or failure of a smaller group of portfolio holdings.

Inflation risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Portfolio's assets can decline as can the value of income received by the Portfolio. The prices of common stocks and fixed-income securities may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Inflation-indexed securities risk. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. Each Portfolio may have exposure to inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

Infrastructure investment risk. A Portfolio's infrastructure-related investments expose that Portfolio to potential adverse economic, regulatory, political and other changes affecting such investments. Issuers in infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies, and other factors.

Initial public offering (IPO) risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio's asset base increases, IPOs often have a diminished effect on a Portfolio's performance.

Interest rate risk. Each Portfolio investing in fixed-income securities is subject to interest rate risk. Interest rate risk is the risk that the rates of interest income generated by the fixed-income investments of a Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed-income investments of a Portfolio may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the negative effect on its value when rates increase. As a result, mutual funds with longer durations and longer weighted average maturities generally have more volatile share prices than funds with shorter durations and shorter weighted average maturities. The prices of debt obligations generally move in the opposite direction to that of market interest rates.

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Investment model risk. Each of the AST Focus Four Plus Portfolio, AST First Trust Balanced Target Portfolio, and AST First Trust Capital Appreciation Target Portfolio is also exposed to additional market risk due to its policy of investing solely in securities identified by the each of the relevant Equity Strategies under normal cirucmstances. As a result of this policy, equity securities held by each Portfolio will not be bought or sold in response to market fluctuations under normal circumstances. To the extent this management style is non-dynamic, the Portfolio may subject investors to greater market risk than other mutual funds.

Investment style risk. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Growth companies are often expected by investors to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately even if earnings showed an absolute increase. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.

Leveraging risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a Subadviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's securities.

License risk. Certain Portfolios rely on licenses from third parties to the relevant Subadviser that permit the use of the intellectual property of such parties in connection with the investment strategies for those Portfolios. Such licenses may be terminated by the licensors under certain circumstances, and as a result, a Portfolio may lose its ability to use the licensed name and/or the licensed investment strategy. Accordingly, in the event a license is terminated, it may have a significant effect on the operation of the affected Portfolio.

Liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. Liquidity risk may result if an investment trades in lower volumes. Liquidity risk may also result if a Portfolio makes investments that become less liquid in response to market developments or adverse investor perceptions. When there are few willing buyers and investments cannot be readily sold at the desired time or price, a Portfolio may have to accept a lower price or may not be able to sell the investment at all. An inability to sell a portfolio position can adversely affect a Portfolio's return by causing a decrease in the value of the investment or by preventing the Portfolio from being able to take advantage of other investment opportunities. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Each Portfolio (other than the Money Market Portfolio) generally may invest up to 15% of its net assets in illiquid securities. The Money Market Portfolio may invest up to 10% of its net assets in illiquid securities. The relevant Subadviser will seek to maintain an adequate level of portfolio liquidity, based on all relevant facts and circumstances, with consideration given to the Portfolio's exposure to illiquid securities in the event the market value of such securities exceeds 10% or 15% (as applicable) of the Portfolio's net assets as a result of a decline in the market value of the Portfolio.

Management risk. Actively managed investment portfolios are subject to management risk. Each Subadviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk. Market risk is the risk that the equity and fixed-income markets in which the Portfolios invest will experience market volatility and go down in value, including the possibility that a market will go down sharply and unpredictably. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Market sector/industry concentration risk.Funds that emphasize investments in a particular market sector or industry like real estate

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are subject to an additional risk factor because they are generally less diversified than most equity funds. Property values may fall due to increasing vacancies or declining rents resulting from economic, demographic or legal developments.

Mid-capitalization company risk. The Portfolio may invest in securities of medium and new companies. Investments in intermediate capitalization size companies may be more volatile than investments in larger companies, as intermediate capitalization size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

Mortgage risk. Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans and are subject to certain risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that has exposure to mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because such portfolio will have to reinvest that money at the lower prevailing interest rates.

Most mortgage-backed securities are issued by federal government agencies such as Ginnie Mae, or by government sponsored enterprises such as Freddie Mac or Fannie Mae. Principal and interest payments on mortgage-backed securities issued by the federal government and some Federal government agencies, such as Ginnie Mae, are guaranteed by the Federal government and backed by the full faith and credit of the United States. Mortgage-backed securities issued by other government agencies or government sponsored enterprises, such as Freddie Mac or Fannie Mae, are backed only by the credit of the government agency or enterprise and are not backed by the full faith and credit of the United States. Fannie Mae and Freddie Mac are authorized to borrow from the U.S. Treasury to meet their obligations. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future. Private mortgage-backed securities are issued by private corporations rather than government agencies and are subject to credit risk and interest rate risk. The risks associated with investments in mortgage-related securities, particularly credit risk and liquidity risk, are heightened for investments in sub-prime mortgage-related securities.

Fannie Mae and Freddie Mac hold or guarantee approximately $5 trillion worth of mortgages. The value of the companies' securities has fallen sharply in 2008 due to concerns that the firms do not have sufficient capital to offset losses resulting from the mortgage crisis. In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas Fannie Mae and Freddie Mac could buy, and until 2009, to lend Fannie Mae and Freddie Mac emergency funds and to purchase the entities' stock. On September 6, 2008, at the request of the Secretary of the U.S. Treasury, the Chairman of the Board of Governors of the Federal Reserve and the Director of the FHFA, each of Freddie Mac's and Fannie Mae's boards of directors adopted resolutions consenting to putting the respective companies into conservatorship. After obtaining these consents, the Director of FHFA appointed FHFA as the conservator of each of Fannie Mae and Freddie Mac on September 6, 2008. Fannie Mae and Freddie Mac report that as of November 7, 2008 and November 14, 2008, respectively, the conservator for each company has advised them that it has not disaffirmed or repudiated any contracts entered into by Fannie Mae or Freddie Mac prior to its appointment as conservator. The effect that this conservatorship will have on the companies' debt and equities is unclear. Each of Fannie Mae and Freddie Mac has been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

Non-diversification risk. The chance that a Portfolio's performance may be disproportionately hurt by the performance ofrelatively few securities. A Portfolio which is non-diversified may invest more of its assets in a smaller number of issuers than a diversified Portfolio. Concentrating investments may result in greater potential losses for Portfolios investing in a broader variety of issuers. A Portfolio may be more susceptible to adverse developments affecting a single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio turnover risk. A Portfolio may actively and frequently trade its portfolio securities to achieve its investment objective. This may occur due to active portfolio management by the Portfolio's Subadviser. High portfolio turnover results in higher transaction costs (such as brokerage commissions, dealer mark-ups and other transaction-related expenses), which can adversely affect a Portfolio's performance. Each Subadviser generally will not consider the length of time a Portfolio has held a particular security in making investment decisions. In fact, each Subadviser may engage in active trading on behalf of a Portfolio—that is, frequent trading of its securities—in order to take advantage of new investment opportunities or return differentials. Each Portfolio's turnover rate may be higher than that of other mutual funds due to the Subadviser's investment strategies.

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In addition, certain Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for Prudential to manage the guarantees offered in connection with these benefit programs, Prudential generally: (i) limits the number and types of variable sub-accounts in which contract holders may allocate their account values and (ii) requires contract holders to participate in certain specialized asset transfer programs. The use of these asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. This is particularly true for th Target Maturity Portfolios and the AST Investment Grade Bond Portfolio. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant Subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant Subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Prepayment or call risk. Prepayment or call risk is the risk that issuers will prepay fixed-rate obligations held by a Portfolio when interest rates fall, forcing the Portfolio to reinvest in obligations with lower interest rates than the original obligations. Mortgage-related securities and asset-backed securities are particularly subject to prepayment risk.

Real estate risk. Certain Portfolios may invest in REITs and real estate-linked derivative instruments. Such on emphasis on these types of investments will subject a Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. An investment in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Selection risk. The risk that the securities, derivatives, and other instruments selected by a Portfolio's Subadviser will underperform the market, the relevant indices or other funds with similar investment objectives and investment strategies, or that securities sold short will experience positive price performance.

Short sale risk. A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security's price will decline, exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited, although for fixed-income securities an interest rate of 0% forms an effective limit on how high a securities' price would be expected to rise. Although certain Portfolios may try to reduce risk by holding both long and short positions at the same time, it is possible that a Portfolio's securities held long will decline in value at the same time that the value of the Portfolio's securities sold short increases, thereby increasing the potential for loss.

Small company risk. The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio's ability to sell these securities. Such investments may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The securities of smaller companies may be less liquid than others, which may make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

Underlying Fund risk. The value of an investment in a Portfolio will be related in large part to the investment performance of any of the Portfolio's investments in an underlying fund. Therefore, the principal risks of investing in such a Portfolio are closely related to the principal risks associated with the underlying portfolio and its investments as well as exposing the Portfolio to a pro rata portion of the underlying portfolio's fees and expenses.

U.S. government and agency securities risk. In addition to market risk, interest rate risk and credit risk, such securities may limit a Portfolio's potential for capital appreciation. Not all U.S. Government securities are insured or guaranteed by the U.S. Government, some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Mortgage-backed securities issued by government sponsored enterprises such as Freddie Mac or Fannie Mae are not backed by the full faith and credit of the United States.

Other debt obligations issued or guaranteed by the U.S. government and government-related entities risk.Securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the GNMA, the Farmers Home Administration, the Export-Import Bank, and the Small Business Administration are backed by the full faith and credit of the United States. Obligations of the FNMA, the FHLMC, the Federal Home Loan Bank, the Tennessee Valley Authority and

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the United States Postal Service are not backed by the full faith and credit of the U.S. Government. In the case of securities not backed by the full faith and credit of the United States, a Portfolio generally must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. The yield and market value of these securities are not guaranteed by the U.S. government or the relevant government sponsored enterprise.

Valuation Risk. Due to the nature of some Portfolios' investments and the market environment, a portion of a given Portfolio's assets may be valued at fair value pursuant to guidelines established by the Fund's Board of Trustees. A Portfolio's assets may be valued using prices provided by a pricing service or, alternatively, a broker-dealer or other market intermediary (sometimes just one broker-dealer or other market intermediary) when other reliable pricing sources may not be available. No assurance can be given that such prices accurately reflect the price a Portfolio would receive upon sale of a security. To the extent a Portfolio sells a security at a price lower than the price it has been using to value the security, its net asset value will be adversely affected. When a Portfolio invests in Underlying Portfolios that are not advised, managed, or sponsored by the Investment Managers or their affiliates (collectively, the Underlying Non-Prudential Portfolios), it will generally value its investments in those Underlying Non-Prudential Portfolios based upon net asset valuation determinatinos provided by the Underlying Non-Prudential Portfolios. These values may not be precisely the same as if the investments of the Underlying Non-Prudential Portfolios had been valued using the procedures employed by a Portfolio to value its own assets. In addition, if there is wide variation in hte fair value estimates produced by the market participants with respect to investments held by a Portfolio, such variations may make it harder for the Portfolio to sell that investment (i.e., such variation may tend to increase liquidity risk).

Valuation of Private Real Estate-Related Investments risk. Private real estate-related investments owned by the Global Real Estate Portfolio will be fair valued each day using a methodology set forth in Valuation Policies and Procedures adopted by the Board of the Trust that incorporate periodic independent appraised value of the properties. An appraisal is an estimate of market value. The realizable market value of real estate depends to a great extent on economic and other conditions beyond the control of the Global Real Estate Portfolio.

Value Style risk. Certain stocks purchased by the Emerging Markets Equity Portfolio may be undervalued due to adverse economic conditions or other near-term difficulties that cause them not to achieve their expected financial potential. Undervaluation may also arise because companies are misunderstood by investors or because they are out of step with favored market themes.

Yankee obligations risk. Yankee obligations are U.S. dollar-denominated debt securities of foreign corporations issued in the United States and U.S. dollar-denominated debt securities issued or guaranteed as to payment of principal and interest by governments, quasi-governmental entities, government agencies, and other governmental entities of foreign countries and supranational entities, which securities are issued in the United States. Debt securities of quasi-governmental entities are issued by entities owned by either a national, state, or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Investments in the securities of foreign corporations and governments, even those denominated in U.S. dollars, involve certain risks not typically associated with investments in domestic issuers. The values of the securities of foreign corporations and governments are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, such as changes in economic or monetary policies. In addition, Yankee obligations may be less liquid than the debt obligations of U.S. issuers. In general, less information is publicly available about foreign corporations than about U.S. companies. Foreign corporations are generally not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Some securities issued by foreign governments or their subdivisions, agencies, and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a foreign government, it may be difficult for the Portfolio to pursue its rights against such government in that country's courts. Some foreign governments have defaulted on principal and interest payments. In addition, a Portfolio's investments in Yankee obligations may be subject to the risk of nationalization or expropriation of a foreign corporation's assets, imposition of currency exchange controls, or restrictions on the repatriation of non-U.S. currency, confiscatory taxation, political or financial instability and adverse diplomatic developments.These risks are heightened in all respects with respect to Yankee obligations issued by foreign corporations and governments located in emerging markets.

Introduction to Past Performance

A number of factors, including risk, can affect how a Portfolio performs. The bar charts and tables on the following pages demonstrate the risk of investing in each Portfolio by showing how returns can change from year to year and by showing how each Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that a Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the charts and tables on the following pages are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges. During certain periods shown, fee waivers and/or

31

expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for a Portfolio would have been lower.

32

Past Performance: International & Global Portfolios

AST JPMorgan International Equity Portfolio

Annual Returns

Best Quarter	Worst Quarter
42.51%(4th quarter of 1999)	-20.65%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 years
Portfolio	-41.38%	0.48%	0.17%
Morgan Stanley Capital International (MSCI) EAFE Index (GD)*	-43.06%	2.10%	1.18%

*The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The Portfolio utilizes the MSCI EAFE Index (GD). The ND (net dividends) and GD (gross dividends) versions of the MSCI EAFE Index differ in that ND returns reflect the impact of the maximum withholding taxes on reinvested dividends while the GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

33

AST MFS Global Equity Portfolio

Annual Returns

Best Quarter	Worst Quarter
15.32%(2nd quarter of 2003)	-18.10% (4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	Since Inception (10/18/99)
Portfolio	-33.99%	2.71%	1.78%
Morgan Stanley Capital International (MSCI) EAFE Index (GD)*	-43.06%	2.10%	-0.04%
Morgan Stanley Capital International (MSCI) World Index (GD)*	-40.33%	0.00%	-1.51%

*The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The MSCI World Index is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the U.S., Europe, Australasia and the Far East. The Portfolio utilizes the MSCI EAFE Index (GD) and the MSCI World Index (GD). The ND (net dividends) and GD (gross dividends) versions differ in that ND returns reflect the impact of the maximum withholding taxes on reinvested dividends while the GD versions do not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

34

Past Performance: Capital Growth Portfolios

AST Small-Cap Growth Portfolio

Annual Returns

Best Quarter	Worst Quarter
79.79%(4th quarter of 1999)	-31.21% (4th quarter of 2000)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 years
Portfolio	-35.00%	-5.83%	-1.87%
Russell 2000 Index*	-33.79%	-0.93%	3.02%
Russell 2000 Growth Index**	-38.54%	-2.35%	-0.76%

*The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. These returns do not include the effect of any investment managements expenses. These returns would have been lower if they included the effect of these expenses.

**The Russell 2000 Growth Index consists of those companies in the Russell 2000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

35

AST Neuberger Berman Small-Cap Growth Portfolio

Annual Returns

Best Quarter	Worst Quarter
47.63%(4th quarter of 1999)	-28.92% (3rd quarter of 2001)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 years
Portfolio	-42.54%	-4.19%	-2.55%
Russell 2000 Index*	-33.79%	-0.93%	3.02%
Russell 2000 Growth Index**	-38.54%	-2.35%	-0.76%

*The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Russell 2000 Growth Index consists of those companies in the Russell 2000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

36

AST Federated Aggressive Growth Portfolio

Annual Returns

Best Quarter	Worst Quarter
35.55%(2nd quarter of 2003)	-32.24% (3rd quarter of 2001)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	Since inception (10/23/00)
Portfolio	-44.09%	-1.11%	-2.40%
Russell 2000 Index*	-33.79%	-0.93%	1.35%
Russell 2000 Growth Index**	-38.54%	-2.35%	-3.86%

*The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Russell 2000 Growth Index consists of those companies in the Russell 2000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

37

AST Small-Cap Value Portfolio

Annual Returns

Best Quarter	Worst Quarter
19.09%(2nd quarter of 1999)	-23.68%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 years
Portfolio	-29.72%	-0.22%	4.78%
Russell 2000 Index*	-33.79%	-0.93%	3.02%
Russell 2000 Value Index**	-28.92%	0.27%	6.11%

*The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. These returns would have been lower if they included the effect of these expenses.

**The Russell 2000 Value Index measures the performance of Russell 2000 companies with lower price-to-book ratios. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

38

AST Goldman Sachs Mid-Cap Growth Portfolio

Annual Returns

Best Quarter	Worst Quarter
18.12%(2nd quarter of 2003)	-33.07%(4th quarter of 2000)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	Since Inception (5/1/00)
Portfolio	-40.79%	-1.75%	-11.49%
Standard & Poor's MidCap 400 Index*	-36.23%	-0.08%	2.51%
Russell MidCap Growth Index**	-44.32%	-2.33%	-5.85%

*The Standard & Poor's MidCap 400 Composite Stock Price Index (Standard & Poor's MidCap 400 Index)--an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry group representation--gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Russell MidCap Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

39

AST Neuberger Berman Mid-Cap Growth Portfolio

Annual Returns

Best Quarter	Worst Quarter
49.26%(4th quarter of 1999)	-29.71%(3rd quarter of 2001)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 years
Portfolio	-43.18%	0.85%	-0.33%
Standard & Poor's MidCap 400 Index*	-36.23%	-0.08%	4.46%
Russell Midcap Growth Index**	-44.32%	-2.33%	-0.19%

*The Standard & Poor's MidCap 400 Composite Stock Price Index (Standard & Poor's MidCap 400 Index)--an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry group representation--gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Russell Midcap Growth Index consists of those securities in the Russell Midcap Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

40

AST T. Rowe Price Large-Cap Growth Portfolio

Annual Returns

Best Quarter	Worst Quarter
28.30%(4th quarter of 1999)	-22.64%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 years
Portfolio	-40.57%	-3.50%	-3.45%
Standard & Poor's 500 Index*	-36.99%	-2.19%	-1.38%
Russell 1000 Growth Index**	-38.44%	-3.42%	-4.27%

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 100 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

41

Past Performance: Capital Growth Portfolios (Continued)

AST MFS Growth Portfolio

Annual Returns

Best Quarter	Worst Quarter
15.50%(4th quarter of 2001)	-23.45%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	Since Inception (10/28/99)
Portfolio	-36.30%	-1.10%	-3.95%
Standard & Poor's 500 Index*	-36.99%	-2.19%	-2.72%
Russell 1000 Growth Index**	-38.44%	-3.42%	-6.04%

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 100 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

42

AST Marsico Capital Growth Portfolio

Annual Returns

Best Quarter	Worst Quarter
36.36%(4th quarter of 1999)	-25.02%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 Years
Portfolio	-43.66%	-3.01%	-0.22%
Standard & Poor's 500 Index*	-36.99%	-2.19%	-1.38%
Russell 1000 Growth Index**	-38.44%	-3.42%	-4.27%

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 100 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

43

AST DeAM Large-Cap Value Portfolio

Annual Returns

Best Quarter	Worst Quarter
15.61%(2nd quarter of 2003)	-20.48%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	Since Inception (10/23/00)
Portfolio	-37.30%	-0.05%	-0.06%
Standard & Poor's 500 Index*	-36.99%	-2.19%	-3.75%
Russell 1000 Value Index**	-36.85%	-0.79%	0.10%

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Russell 1000 Value Index measures measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

44

AST Large-Cap Value Portfolio

Annual Returns

Best Quarter	Worst Quarter
13.27%(2nd quarter of 2003)	-22.39%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 years
Portfolio	-41.49%	-3.74%	-1.33%
Standard & Poor's 500 Index*	-36.99%	-2.19%	-1.38%
Russell 1000 Value Index**	-36.85%	-0.79%	1.36%

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Russell 1000 Value Index measures measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

45

Past Performance: Special Equity Portfolios

AST Cohen & Steers Realty Portfolio

Annual Returns

Best Quarter	Worst Quarter
17.44%(4th quarter of 2004)	-35.78%(4th quarter of 2008)

Average annual total returns For periods ended 12/31/08
	1 year	5 years	10 Years
Portfolio	-35.05%	2.41%	7.75%
NAREIT Equity REIT Index*	-37.73%	0.91%	7.42%
Dow Jones Wilshire REIT Index**	-39.20%	0.65%	N/A

* The NAREIT Equity REIT Index is an unmanaged, capitalization-weighted index of all equity real estate investment trusts. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Dow Jones Wilshire REIT Index seeks to provide a broad representation of the U.S. real estate securities markets. In order to be included in the REIT index, a company must be an equity owner and operator of commercial or residential real estate and must generate at least 75% of its revenue from such assets. It also must meet minimum requirements for market capitalization and liquidity. Certain types of securities, such as mortgage REITs, are excluded, as are companies with more than 25% of their assets in direct mortgage investments. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

46

AST T. Rowe Price Natural Resources Portfolio

Annual Returns

Best Quarter	Worst Quarter
20.53%(2nd quarter of 2008)	-34.03%(3rd quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 years
Portfolio	-49.98%	7.02%	11.22%
Standard & Poor's 500 Index*	-36.99%	-2.19%	-1.38%
Lipper Variable Underlying Funds Natural Resources Fund Index**	-50.13%	6.07%	N/A

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Lipper Variable Underlying Funds Index consists of an equal dollar-weighted composite of the 10 largest funds in the Lipper VUF Natural Resources fund classification. The index is rebalanced quarterly. Natural Resources funds are defined as funds that invest primarily in the equity securities of domestic and foreign companies engaged in natural resources. The Lipper Variable Underlying Funds Index has been added this year as a supplemental index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

47

Past Performance: Asset Allocation Portfolios

AST UBS Dynamic Alpha Portfolio

Annual Returns

Best Quarter	Worst Quarter
16.25%(4th quarter of 1999)	-14.96%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 years
Portfolio	-17.62%	2.09%	1.35%
Merrill Lynch 1-5 Years US Treasury Index*	8.73%	4.63%	5.17%

Note: AST UBS Dynamic Alpha Portfolio, formerly the AST Global Allocation Portfolio, added a new Subadviser and changed its investment objective, policies, and strategy effective May 1, 2007. The 5-year and 10-years performance figures as well as the annual returns prior to May 1, 2007 for the Portfolio reflectinvestment performance, investment operations, investment policies, and investment strategies of the formerAST Global Allocation Portfolio, and doesnot represent the actual or predicted performance of the AST UBS Dynamic Alpha Portfolio.

*The Merrill Lynch US Treasury 1-5 Year Index is a sub-index of the Merrill Lynch Treasury Master Index. It includes issues in the form of publicly placed, coupon-bearing U.S. Treasury debt. Issues must carry a term to maturity of at least one year.

48

Past Performance: Fixed Income Portfolios

AST T. Rowe Price Global Bond Portfolio

Annual Returns

Best Quarter	Worst Quarter
7.85%(2nd quarter of 2002)	-5.56%(1st quarter of 1999)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 years
Portfolio	-2.44%	3.36%	3.68%
Barclays Capital Global Aggregate Bond Index*	4.79%	5.01%	5.22%

*The Barclays Capital Global Aggregate Index provides a broad-based measure of the global investment-grade fixed-rate debt markets. The Global Aggregate Index contains three major components: the U.S. Aggregate Index, the Pan-European Aggregate Index, and the Asian-Pacific Aggregate Index. In addition to securities from these three benchmarks (94.4% of the overall Global Aggregate market value), the Global Aggregate Index includes Global Treasury, Eurodollar, Euro-Yen, Canadian, and Investment-Grade 144A index-eligible securities not already in the three regional aggregate indices. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

49

AST PIMCO Limited Maturity Bond Portfolio

Annual Returns

Best Quarter	Worst Quarter
3.00%(3rd quarter of 2007)	-1.36%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 years
Portfolio	1.12%	3.07%	4.44%
Merrill Lynch 1-3 Year Treasury Index*	6.61%	4.06%	4.71%

*The Merrill Lynch 1-3 Year Treasury Index is a sub-index of the Merrill Lynch Treasury Master Index. It includes issues in the form of publicly placed, coupon-bearing U.S. Treasury debt. Issues must carry a term to maturity of at least one year. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

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Fees and Expenses of the Portfolios

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios. Unless otherwise indicated, the fees and expenses shown below are based upon each Portfolio's expenses for the year ended December 31, 2008 and are expressed as a percentage of the average daily net assets of each Portfolio. Expenses may vary in future years.

The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets, in %)
	Shareholder Fees (fees paid directly from your investment)	Management Fees[4]	Distribution (12b-1) Fees	Other Expenses[1]	Acquired Portfolio Fees & Expenses [2]	Total Annual Portfolio Operating Expenses [3]
AST JPMorgan International Equity	None	.89	None	.20	-	1.09
AST MFS Global Equity	None	1.00	None	.32	-	1.32
AST Small-Cap Growth	None	.90	None	.22	-	1.12
AST Neuberger Berman Small-Cap Growth	None	.95	None	.21	-	1.16
AST Federated Aggressive Growth	None	.95	None	.21	-	1.16
AST Small-Cap Value	None	.90	None	.18	-	1.08
AST Goldman Sachs Mid-Cap Growth	None	1.00	None	.18	-	1.18
AST Neuberger Berman Mid-Cap Growth	None	.90	None	.15	-	1.05
AST T. Rowe Price Large-Cap Growth	None	.88	None	.13	-	1.01
AST MFS Growth	None	.90	None	.15	-	1.05
AST Marsico Capital Growth	None	.90	None	.13	-	1.03
AST DeAM Large-Cap Value	None	.85	None	.15	-	1.00
AST Large-Cap Value	None	.75	None	.12	-	.87
AST Cohen & Steers Realty	None	1.00	None	.17	-	1.17
AST T. Rowe Price Natural Resources	None	.90	None	.14	-	1.04
AST UBS Dynamic Alpha	None	1.00	None	.16	-	1.16
AST T. Rowe Price Global Bond	None	.80	None	.19	-	.99
AST PIMCO Limited Maturity Bond	None	.65	None	.15	-	.80

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Example

The following Example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Because the following example does not include the effect of Contract charges, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus. The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio's total operating expenses remain the same (including the indirect expenses of any acquired portfolios in which the Portfolio invests), except for any contractual fee waivers and overall expense limitations that may be in effect for the one year period in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expense Example
	1 Year	3 Years	5 Years	10 Years
AST JPMorgan International Equity	111	347	601	1,329
AST MFS Global Equity	134	418	723	1,590
AST Small-Cap Growth	114	356	617	1,363
AST Neuberger Berman Small-Cap Growth	118	368	638	1,409
AST Federated Aggressive Growth	118	368	638	1,409
AST Small-Cap Value	110	343	595	1,317
AST Goldman Sachs Mid-Cap Growth	120	375	649	1,432
AST Neuberger Berman Mid-Cap Growth	107	334	579	1,283
AST T. Rowe Price Large-Cap Growth	103	322	558	1,236
AST MFS Growth	107	334	579	1,283
AST Marsico Capital Growth	105	328	569	1,259
AST DeAM Large-Cap Value	102	318	552	1,225
AST Large-Cap Value	89	278	482	1,073
AST Cohen & Steers Realty	119	372	644	1,420
AST T. Rowe Price Natural Resources	106	331	574	1,271
AST UBS Dynamic Alpha	118	368	638	1,409
AST T. Rowe Price Global Bond	101	315	547	1,213
AST PIMCO Limited Maturity Bond	82	255	444	990

1 Shares of the Portfolios are generally purchased through variable insurance products. The Trust has entered into arrangements with the issuers of the variable insurance products offering the Portfolios under which the Trust compensates the issuers 0.10% for providing ongoing services to Portfolio shareholders in lieu of the Trust providing such services directly to shareholders. Amounts paid under these arrangements are included in "Other Expenses." Subject to the expense limitations set forth below, for each Portfolio of the Trust, except as described below, the Investment Managers have agreed to voluntarily waive a portion of the 0.10% administrative services fee, based on the average daily net assets of each Portfolio of the Trust, as set forth in the table below:

Average Daily Net Assets of Portfolio	Fee Rate Including Waiver
Up to and including $500 million	0.10% (no waiver)
Over $500 million up to and including $750 million	0.09%
Over $750 million up to and including $1 billion	0.08%
Over $1 billion	0.07%

2 Some Portfolios invest in other mutual funds, including the Dryden Core Investment Fund. Investors in a Portfolio which invests in Dryden Core Investment Fund indirectly bear the fees and expenses of the Dryden Core Investment Fund.

When a Portfolio's "Acquired Portfolio Fees and Expenses" are less that 0.01%, such expenses are included in the column titled "Other Expenses." This may cause the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables of such Portfolios.

3 Effective as of July 1, 2008, the Investment Managers have voluntarily agreed to waive a portion of their management fee and/or limit expenses (expressed as a percentage of average daily net assets) for certain Portfolios of the Fund, as set forth in the table below. These arrangements may be discontinued or otherwise modified at any time.

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Portfolio	Fee Waiver and/or Expense Limitation
AST Large-Cap Value	0.84%
AST Cohen & Steers Realty	0.97%
AST JPMorgan International Equity	1.01%
AST Neuberger Berman Mid-Cap Growth	1.25%

4 The management fee rate shown in the "management fees" column is based on the indicated Portfolio's average daily net assets as of the fiscal year ended December 31, 2008, except that the fee rate shown does not reflect the impact of any contractual or voluntary management fee waivers that may be applicable and which would result in a reduction in the fee rate paid by the Portfolio. The management fee rate for certain Portfolios may include "breakpoints" which are reduced fee rates that are applicable at specified levels of Portfolio assets; the effective fee rates shown in the table reflect and incorporate any contractual fee "breakpoints" which may be applicable.

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MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Introduction

We describe each Portfolio's investment objective and policies on the following pages. We describe certain investment instruments that appear below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios.

Although we make every effort to achieve each Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Trustees can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Int'l and Global: Inv Objectives and Policies

AST JPMorgan International Equity Portfolio

Investment Objective: to seek capital growth.

Principal Investment Objectives and Risks:
The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in equity securities. The 80% investment requirement applies at the time the Portfolio invests its assets. Equity securities include common stocks, securities convertible into common stocks and securities having common stock characteristics or other derivative instruments whose value is based on common stocks, such as rights, warrants or options to purchase common stock, preferred stock, convertible preferred stock, convertible bonds, convertible debentures, convertible notes, depository receipts, futures contracts and swaps investments.

The Portfolio seeks to meet its investment objective by normally investing primarily in a diversified portfolio of equity securities of companies located or operating in developed non-U.S. countries and emerging markets of the world. The equity securities will ordinarily be traded on a recognized foreign securities exchange or traded in a foreign over-the-counter market in the country where the issuer is principally based, but may also be traded in other countries including the United States.

The Portfolio will normally allocate its investments among a variety of countries, regions and industry sectors, investing in several countries outside of the United States. However, the Portfolio may invest a substantial part of its assets in any one country. The Portfolio intends to invest in companies (or governments) in the following countries or regions: the Far East including Japan, Europe including the UK and other countries or areas that the Subadviser may select from time to time. The Portfolio may invest up to 15% of its total assets in securities of issuers located and operating primarily in emerging market countries.

As with any equity fund, the fundamental risk associated with the Portfolio is the risk that the value of the securities it holds might decrease. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. As a fund that invests primarily in the securities of foreign issuers, the risk and degree of share price fluctuation of the Portfolio may be greater than a fund investing primarily in domestic securities. The risks of investing in foreign securities, which are described in more detail below under "Principal Risks," include political and economic conditions and instability in foreign countries, less available information about foreign companies, lack of strict financial and accounting controls and standards, less liquid and more volatile securities markets, and fluctuations in currency exchange rates. While the Portfolio may engage in transactions intended to hedge its exposure to fluctuations in foreign currencies, it does not normally do so. To the extent the Portfolio invests in securities of issuers in developing countries, the Portfolio may be subject to even greater levels of risk and share price fluctuation. Transaction costs are often higher in developing countries and there may be delays in settlement of transactions.

Other Investments:
The Portfolio may invest up to 20% of its total assets in debt or preferred equity securities exchangeable for or convertible into marketable equity securities of foreign companies. In addition, the Portfolio may regularly invest up to 20% of its total assets in high-grade short-term debt securities, including U.S. Government obligations, investment grade corporate bonds or taxable municipal securities, whether denominated in U.S. dollars or foreign currencies. The Portfolio also may purchase and write (sell) covered call and put options on securities and stock indices. The Portfolio may also purchase and sell stock and interest rate futures contracts and options on these futures contracts. The purpose of these transactions is to hedge against changes in the market value of the Portfolio's securities caused by changing interest rates and market conditions, and to close out or offset existing positions in options or futures contracts. The Portfolio may from time to time make short sales "against the box."

Temporary Investments. In addition to regularly investing up to 20% of its total assets in short-term debt securities as noted above,

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the Portfolio may hold all or a significant portion of its assets in cash, money market instruments, bonds or other debt securities in anticipation of or in response to adverse market conditions or for cash management purposes. While the Portfolio is in such a defensive position, the opportunity to achieve its investment objective of capital growth may be limited.

AST MFS Global Equity Portfolio

Investment Objective: to seek capital growth.

Principal Investment Policies and Risks:
The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of its net assets in equity securities. The 80% investment requirement applies at the time the Portfolio invests its assets. Equity securities represent an ownership interest, or the right to acquire an ownership interest in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, securities convertible into stocks, and depositary receipts for those securities.

In selecting investments for the Portfolio, the Subadviser is not constrained to any particular investment style. The Subadviser may invest the Portfolio's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

While the Subadviser may invest the Portfolio's assets in companies of any size, the Subadviser generally focuses on companies with large capitalizations.

The Subadviser may invest the Portfolio's assets in U.S. and foreign securities, including emerging market securities.

The Subadviser may invest a relatively high percentage of the Portfolio's assets in a single country, a small number of countries, or particular geographic region.

The Subadviser uses a bottom-up investment approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

The Subadviser may engage in active and frequent trading in pursuing the portfolio's principal investment strategies.

As a fund that invests primarily in equity stocks, the value of the securities held by the Portfolio may decline, either because of changing economic, political or market conditions, or because of the economic condition of the company that issued the security. As a global fund that invests in both U.S. and foreign securities, the Portfolio's level of risk may be lower than that of many international funds but higher than that of many domestic equity funds. The Portfolio's investments in foreign stocks may cause the risk and degree of share price fluctuation of the Portfolio to be greater than a fund investing primarily in domestic securities. The risks of investing in foreign securities, which are described in more detail in the "Principal Risks" section of the prospectus, include risks relating to political, social and economic conditions abroad, risks resulting from differing regulatory standards in non-U.S. markets, and fluctuations in currency exchange rates. To the extent the Portfolio invests in the securities of issuers in emerging markets, the risks relating to investing in foreign securities likely will be accentuated. The Portfolio may also be subject to increased risk if it makes significant investments in securities traded over-the-counter, because such securities are frequently those of smaller companies that generally trade less frequently and are more volatile than the securities of larger companies.

Other Investments:
Although the Portfolio will invest primarily in equity securities, the Portfolio may purchase and sell futures contracts and related options on securities indices, foreign currencies and interest rates for hedging and non-hedging purposes. The Portfolio may also enter into forward contracts for the purchase or sale of foreign currencies for hedging and non-hedging purposes. The Portfolio may purchase and write (sell) options on securities, stock indices and foreign currencies. The Portfolio may also purchase warrants.

Temporary Investments. The Portfolio may depart from its principal investment strategy by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. When investing for defensive purposes, the Portfolio may hold cash or invest in cash equivalents, such as short-term U.S. government securities, commercial paper and bank instruments. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective will be limited.

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Capital Growth Portfolios: Investment Objectives & Policies

AST Small-Cap Growth Portfolio

Investment Objective: long-term capital growth.

Principal Investment Policies and Risks:

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The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies. The 80% investment requirement applies at the time the Portfolio invests its assets.

The Portfolio normally pursues its objective by investing primarily in the common stocks of small-capitalization companies. For purposes of the Portfolio, small-capitalization companies are generally those that have market capitalizations no larger than the largest capitalized company included in the Russell 2000® Growth Index at the time of the Portfolio's investment. The size of the companies in the Russell 2000® Growth Index and those on which the Subadviser intends to focus the Portfolio's investments will change with market conditions.

Eagle is responsible for managing the Portfolio's assets. Eagle uses extensive fundamental research to seek out rapidly growing, under-researched small cap companies trading at reasonable valuations. Such companies typically have accelerating earnings growth, a high or expanding return on equity, a competent management team with a strong ownership incentive and a positive catalyst such as an exciting new product, a management change or other restructuring.

Securities will generally be sold if they reach what is believed to be an unsustainable valuation, if their fundamentals deteriorate, if the original investment thesis proves to be incorrect or if the industry dynamics have negatively changed.

Because the Portfolio invests primarily in common stocks, the primary risk of investing in the Portfolio is that the value of the stocks it holds might decrease, and you could lose money. The prices of the securities in the Portfolios will fluctuate. These price movements may occur because of changes in the financial markets as a whole, a company's individual situation or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

Other Investments:
The Portfolio may invest to a lesser degree in types of securities other than common stocks, including preferred stocks, warrants, and convertible securities. In addition, the Portfolio may invest in the following types of securities and engage in the following investment techniques:

Foreign Securities. The Portfolio may invest up to 15% of its total assets in foreign securities. The Portfolio may invest directly in foreign securities denominated in foreign currencies, or may invest through depositary receipts or passive foreign investment companies. Generally, the same criteria are used to select foreign securities as domestic securities. American Depository Receipts and foreign issuers traded in the United States are not considered to be Foreign Securities for purposes of this investment limitation.

Futures, Options and Other Derivative Instruments. The Portfolio may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts, and may invest in options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products (collectively "derivative instruments"). The Portfolio may use derivative instruments to hedge the value of its portfolio against potential adverse movements in securities prices, currency exchange rates or interest rates.

Temporary Investments. When the Subadviser believes that market conditions are not favorable for profitable investing or when the Subadviser is otherwise unable to locate favorable investment opportunities, the Portfolio's investments may be hedged to a greater degree and/or its cash or similar investments may increase. In other words, the Portfolio does not always stay fully invested in stocks and other equity securities. The Portfolio's cash and similar investments may include high-grade commercial paper, certificates of deposit, repurchase agreements and money market funds managed by the Subadviser or others. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of capital growth will be limited.

AST Neuberger Berman Small-Cap Growth Portfolio

Investment Objective: to seek maximum growth of investors' capital from a portfolio primarily of growth stocks of smaller companies.

Principal Investment Policies and Risks:
The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies. The 80% investment requirement applies at the time the Portfolio invests its assets.

The Portfolio pursues its investment objective, under normal market conditions, by investing primarily in the equity securities of small sized companies with a total market capitalization within the market capitalization range of the Russell 2000® index at time of purchase. Equity securities include common stocks and securities convertible into or exchangeable for common stocks, including warrants and rights. The size of the companies in the Russell 2000® Index will change with market conditions.

The Subadviser employs a disciplined investment strategy when selecting stocks. Using fundamental research and quantitative analysis the Subadviser looks for fast-growing companies with above-average sales and competitive returns on equity relative to their peers. In doing so, the Subadviser analyzes financial condition, market share and competitive leadership of the company's products, earnings growth relative to competitors and market valuation in comparison to a stock's own historical norms and the stocks of other small cap companies.

Like all common stocks, the market values of the common stocks held by the Portfolio can fluctuate significantly, reflecting the business performance of the issuing company, investor perception or general economic or financial market movements. Because of the Portfolio's focus on the stocks of smaller growth companies, investment in the Portfolio may involve substantially greater than average share price fluctuation and investment risk. A fund focusing on growth stocks will generally involve greater risk and share price fluctuation than a fund investing primarily in value stocks. While the Portfolio attempts to outperform the Russell 2000® Growth Index, the Portfolio also may under-perform the Russell 2000® Growth Index over short or extended periods.

In addition, investments in securities of smaller companies are generally considered to offer greater opportunity for appreciation and to involve greater risk of depreciation than securities of larger companies. Smaller companies often have limited product lines, markets or financial resources, and they may be dependent upon one or a few key people for management. Because the securities of small-cap companies are not as broadly traded as those of larger companies, they are often subject to wider and more abrupt fluctuations in market price. Additional reasons for the greater price fluctuations of these securities include the less certain growth prospects of smaller firms and the greater sensitivity of small companies to changing economic conditions.

Other Investments:
In addition to investing in common stocks, the Portfolio may also invest to a limited degree in preferred stocks and debt securities when they are believed by the Subadviser to offer opportunities for capital growth. Other types of securities in which the Portfolio may invest include:

Foreign Securities. The Portfolio may invest in securities of foreign issuers in the form of depositary receipts or that are denominated in U.S. dollars. Foreign securities in which the Portfolio may invest include any type of security consistent with its investment objective and policies. The prices of foreign securities may be more volatile than those of domestic securities.

Options, Financial Futures and Other Derivatives. The Portfolio may deal in options on securities and securities indices, which options may be listed for trading on a national securities exchange or traded over-the-counter. Options transactions may be used to pursue the Portfolio's investment objective and also to hedge against currency and market risks, but are not intended for speculation. The Portfolio may engage in financial futures transactions on commodities exchanges or boards of trade in an attempt to hedge against market risks.

In addition to options and financial futures, the Portfolio may invest in a broad array of other "derivative" instruments in an effort to manage investment risk, to increase or decrease exposure to an asset class or benchmark (as a hedge or to enhance return), or to create an investment position indirectly. The types of derivatives and techniques used by the Portfolio may change over time as new derivatives and strategies are developed or as regulatory changes occur.

Temporary Investments. When a defensive position is deemed advisable because of prevailing market conditions, the Portfolio may invest without limit in high grade debt securities, commercial paper, U.S. Government securities or cash or cash equivalents, including repurchase agreements. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of maximum capital growth will be limited.

AST Federated Aggressive Growth Portfolio

Investment Objective: to seek capital growth.

Prinicpal Investment Policies and Risks:
The Portfolio will pursue its investment objective, under normal circumstances, by investing primarily in the stocks of small

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companies that are traded on national security exchanges, NASDAQ stock exchange and on the over-the-counter market. As noted earlier small companies will be defined as companies with market capitalizations similar to companies in the Russell 2000® Index or the Standard & Poor's Small Cap 600 Index. Such definition will be applied at the time of investment and the Portfolio will not be required to sell a stock because the company has grown outside the market capitalization range of small capitalization stocks. Up to 30% of the Portfolio's net assets may be invested in foreign securities, which are typically denominated in foreign currencies. Solely for purposes of complying with this policy an issuer's security will be considered to be a foreign security if the security is denominated in a foreign currency or purchased on a securities exchange outside the United States. Certain securities not included in this definition of foreign securities may still be subject to risks of foreign investing that are described in this prospectus. For example, an issuer that is organized in an offshore jurisdiction but who has its principal place of business or whose securities are traded principally on a securities exchange in the United States will not be considered a foreign security for purposes of this policy but may still be subject to risks associated with foreign securities.

Since December 15, 2008, Federated Equity was responsible for managing all of the Portfolio's assets. The Portfolio also has a subadvisory agreement with Federated MDTA LLC that is expected to expire on or about July 31, 2009, although Federated MDTA LLC currently is not managing any assets of the Portfolio. It is expected that Federated Equity will become the Portfolio's sole Subadviser on or about July 31, 2009.

The Federated Kaufmann Team ("Kaufmann") process for selecting investments is bottom-up and growth-oriented. There is an emphasis on individual stock selection rather than trying to time the highs and lows of the market or concentrating in certain industries or sectors. Kaufmann assesses individual companies from the perspective of a long-term investor. Kaufmann seeks to purchase stocks of companies that it believes: are profitable and leaders in the industry; have distinct products and services which address substantial markets; can rapidly grow annual earnings over the next three to five years; or have superior proven management and solid balance sheet.

As with any fund investing primarily in equity securities, the Portfolio is subject to the risk that the value of equity securities in the Portfolio will decline. These declines may occur in the form of a sustained trend or a drastic movement. The prices of individual portfolio stocks will fluctuate because of factors specific to that company or because of changes in stock valuations generally.

Because of the Portfolio's emphasis on small company growth stocks, the Portfolio will likely be subject to a degree of risk and share price fluctuation greater than that of many other equity funds. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital.

Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends. In addition, the Portfolio's level of risk and share price fluctuation may increase to the extent it emphasizes investments in the securities of foreign companies.

Other Investments:

Short Sales. The Portfolio may make short sales of securities listed on one or more national exchanges or on the NASDAQ stock exchange. A short sale means selling a security the Portfolio does not own to take advantage of an anticipated decline in the stock's price. Once the Portfolio sells the security short, it has an obligation to replace the borrowed security. If it can buy the security back at a lower price, a profit results. In no event will the Portfolio engage in short sales transactions if it would cause the market value of all of the Portfolio's securities sold short to exceed 25% of its net assets. The value of the securities of any one issuer that may be shorted by the Portfolio is limited to the lesser of 2% of the value of the Portfolio's net assets or 2% of the securities of any class of the issuer. The Portfolio may also "sell short against the box," i.e., the Portfolio owns securities identical to those sold short. Short sales against the box are not subject to the 25% limitation. A capital gain is recognized immediately upon entering into a short sale against the box with respect to an appreciated security. Short sales are speculative in nature, and may reduce returns or increase volatility.

The Portfolio may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Portfolio may use derivatives contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, currencies, or types of securities in which the Portfolio may invest directly. The Portfolio may also, for example, use derivative contracts to:

  Obtain premiums from the sale of derivative contracts;

  Realize gains from trading a derivative contract; or

  Hedge against potential losses.

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There can be no assurance that the Portfolio's use of derivative contracts or hybrid instruments will work as intended.

The Portfolio may buy or sell call and put options. The Portfolio may also buy or sell financial futures (such as currency futures, index futures and security futures) as well as currency forward contracts. The Portfolio may also invest in interest rate swaps, total return swaps, credit default swaps, currency swaps, and caps and floors.

Depositary Receipts. Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. The foreign securities underlying American Depositary Receipts (ADRs) are traded outside the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The foreign securities underlying the European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), and International Depositary Receipts (IDRs), are traded globally or outside the United States. Depositary receipts involve many of the same risks of investing directly in foreignsecurities, including the currency risks and risks of foreign investing.

Temporary Investments. The Portfolio may temporarily depart from its principal investment strategies by investing its assets in cash and short-term debt securities and similar obligations. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. When the Portfolio is in such a defensive position, the ability to achieve its investment objective of capital growth may be limited.

AST Small-Cap Value Portfolio

Investment Objective: to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.

Principal Investment Policies and Risks:
The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies. Small capitalization companies are generally defined as stocks of companies with market capitalizations that are within the market capitalization range of the Russell 2000® Value Index. Securities of companies whose market capitalizations no longer meet the definition of small capitalization companies after purchase by the Portfolio will still be considered to be small capitalization companies for purposes of the Portfolio's policy of investing, under normal circumstances, at least 80% of the value of its assets in small capitalization companies.

The assets of the Portfolio are independently managed by four Subadvisers under a multi-manager structure. Pursuant to the multi-manager structure, the Investment Managers of the Portfolio determine and allocate a portion of the Portfolio's assets to each of the Subadvisers. The allocations will be reviewed by the Investment Managers periodically and may be altered or adjusted by the Investment Managers without prior notice. Such adjustments will be reflected in the annual update to this prospectus.

Although each Subadviser will follow the Portfolio's policy of investing, under normal circumstances, at least 80% of the Portfolio's assets in small capitalization companies, each Subadviser expects to utilize different investment strategies to achieve the Portfolio's objective of long-term capital growth. The current asset allocations and principal investment strategies for each Subadviser are summarized below:

J.P. Morgan follows a three-step process. First, a rigorous quantitative model is used to evaluate the prospects of each company in the investable universe and rank each company's relative attractiveness within its economic sector based on a number of factors including valuation and improving fundamentals. Next, the results of the quantitative model are reviewed and modified based on the fundamental stock and industry insights of the sector specific research and portfolio management teams. Finally, a disciplined, systematic portfolio construction process is employed to overweight the stocks that are the most attractive and underweight those stocks that are the least attractive, based on the rankings from the first two steps, while trying to minimize uncompensated risks relative to the benchmark.

Lee Munderseeks the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow or business franchises. The Subadviser's research team seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, Lee Munder generally looks to the following: (1) low price/earnings, price/book value or total capitalization/cash flow ratios relative to the company's peers; (2) low stock price relative to a company's underlying asset values; and (3) a sound balance sheet and other positive financial characteristics. The Subadviser then determines whether there is an emerging catalyst that will focus investor attention on the underlying assets of the company, such as takeover efforts, a change in management, or a plan to improve the business through restructuring or other means.

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ClearBridge emphasizes individual security selection while spreading the Portfolio's investments among industries and sectors. ClearBridge uses both quantitative and fundamental methods to identify stocks of smaller capitalization companies it believes have a high probability of outperforming other stocks in the same industry or sector. ClearBridge uses quantitative parameters to select a universe of smaller capitalized companies that fit the Portfolio's general investment criteria. In selecting individual securities from within this range, the Subadviser looks for "value" attributes, such as low stock price relative to earnings, book value and cash flow and high return on invested capital. ClearBridge also uses quantitative methods to identify catalysts and trends that might influence the Portfolio's industry or sector focus, or the Subadviser's individual security selection.

Dreman seeks to provide a total return greater than that of the benchmark over time, to protect client capital during market downturns and to stay consistent in our low price-to-earnings ratio, contrarian value approach to investment management, while taking into consideration dividend yield. Dreman will seek to attain superior returns by using a contrarian value investment approach Dreman believes that it can attain superior performance by adhering to an investment strategy that is disciplined and has a demonstrated record of success. Dreman's investment strategy emphasizes stocks that offer unique investment values. The criterion used to identify such stocks include below average price-to-earnings, price-to-book, and/or price-to-cash flow ratios and above average dividend yields. Over the last 25 years, extensive studies, which date as far back as the 1930s, conducted by David Dreman and affiliates of Dreman, have led the Dreman to conclude that consistently applying disciplined value strategies yields superior long-term total returns.

Other Investments:
Although the Portfolio will invest primarily in U.S. common stocks, it may also purchase other types of securities, for example, preferred stocks, convertible securities, warrants and bonds when considered consistent with the Portfolio's investment objective and policies. The Portfolio may purchase preferred stock for capital appreciation where the issuer has omitted, or is in danger of omitting, payment of the dividend on the stock. Debt securities would be purchased in companies that meet the investment criteria for the Portfolio.

The Portfolio may invest up to 20% of its total assets in foreign securities, including American Depositary Receipts and securities of companies in developing countries, and may enter into forward foreign currency exchange contracts (the Portfolio may invest in foreign cash items in excess of this 20% limit). The Portfolio may enter into stock index or currency futures contracts (or options thereon) for hedging purposes or to provide an efficient means of regulating the Portfolio's exposure to the equity markets. The Portfolio may also write (sell) call and put options and purchase put and call options on securities, financial indices, and currencies. The Portfolio may invest up to 10% of its total assets in hybrid instruments, which combine the characteristics of futures, options and securities.

Temporary Investments. Up to 100% of the assets of the Portfolio may be invested temporarily in cash or cash equivalents in response to extraordinary adverse political, economic or stock market events. Temporary investments may include U.S. or foreign government obligations, commercial paper, bank obligations, and repurchase agreements. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of capital growth will be limited.

As of January 31, 2009, J.P. Morgan was responsible for managing approximately 24% of the Portfolio's assets, Lee Munder was responsible for managing approximately 32% of the Portfolio's assets, Clearbridge was responsible for managing approximately 19% of the Portfolio's assets and Dreman was responsible for managing approximately 25% of the Portfolio's assets.

The Investment Managers intend to reallocate the Portfolio's assets in the Second Quarter of 2009 among J.P. Morgan, Lee Munder and Clearbridge.Upon such reallocation of the Portfolio's assets, Dreman will no longer be responsible for managing any of the Portfolio's assets and it is expected that initially J.P. Morgan will be responsible for managing approximately 41.3% of the Portfolio's assets, Lee Munder will be responsible for managing approximately 33.5% of the Portfolio's assets and Clearbridge will be responsible for managing approximately 25.2% of the Portfolio's assets. It is expected that on or about July 31, 2009, the Portfolio's only Subadvisers will be J.P. Morgan, Lee Munder and ClearBridge.

AST Goldman Sachs Mid-Cap Growth Portfolio

Investment Objective: to seek long-term growth of capital.

Principal Investment Policies and Risks:
The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in medium capitalization companies. The 80% investment requirement applies at the time the Portfolio invests its assets.

The Portfolio pursues its objective by investing primarily in equity securities selected for their growth potential. Equity securities

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include common stocks, preferred stocks, warrants and securities convertible into or exchangeable for common or preferred stocks. For purposes of the Portfolio, as previously noted, medium-sized companies are those whose market capitalizations (measured at the time of investment) fall within the range of companies in the Russell Midcap® Growth Index. The Subadviser generally takes a "bottom up" approach to choosing investments for the Portfolio. In other words, the Subadviser seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The Subadviser makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. Because the Portfolio may invest substantially all of its assets in equity securities, the main risk of investing in the Portfolio is that the value of the equity securities it holds might decrease. Stock values may fluctuate in response to the activities of an individual company or in response to general market or economic conditions. As a fund that invests primarily in mid-cap companies, the Portfolio's risk and share price fluctuation can be expected to be more than that of many funds investing primarily in large-cap companies, but less than that of many funds investing primarily in small-cap companies. In general, the smaller the company, the more likely it is to suffer significant losses as well as to realize substantial growth. Smaller companies may lack depth of management, they may be unable to generate funds necessary for growth or potential development, or they may be developing or marketing products or services for which there are not yet, and may never be, established markets. In addition, such companies may be subject to intense competition from larger companies, and may have more limited trading markets than the markets for securities of larger issuers.

The Portfolio generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may occur as the result of liquidity needs, securities having reached a desired price or yield, anticipated changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time the investment was made. To a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices.

Special Situations. The Portfolio may invest in "special situations." A "special situation" arises when, in the opinion of the Subadviser, the securities of a particular company will be recognized and appreciate in value due to a specific development, such as a technological breakthrough, management change or new product at that company. Investment in "special situations" carries an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Other Investments:
Although the Subadviser expects to invest primarily in domestic and foreign equity securities, the Portfolio may also invest to a lesser degree in other types of securities, such as debt securities. Debt securities may include bonds rated below investment grade ("junk" bonds), mortgage and-asset backed securities and zero coupon, pay-in-kind and step coupon securities.

The Portfolio may make short sales "against the box." In addition, the Portfolio may invest in the following types of securities and engage in the following investment techniques:

Index/Structured Securities. The Portfolio may invest in indexed/structured securities, which typically are short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value increase or decrease if the reference index or instrument appreciates).

Foreign Securities. The Portfolio may invest up to 25% of its net assets in foreign securities denominated in foreign currencies and not publicly traded in the United States. The Portfolio may invest directly in foreign securities denominated in a foreign currency, or may invest through depositary receipts or passive foreign investment companies. Generally, the same criteria are used to select foreign securities as domestic securities. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. For more information on foreign securities and their risks, see this Prospectus under "Principal Risks."

Futures, Options and Other Derivative Instruments. The Portfolio may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts and may invest in options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products (collectively "derivative instruments"). The Portfolio may use derivative instruments to hedge or protect its portfolio from adverse movements in securities prices, currency exchange rates, and interest rates. To a limited extent, the Portfolio may also use derivative instruments for non-hedging purposes such as seeking to enhance return.

Temporary Investments. When the Subadviser believes that market conditions are unfavorable for profitable investing, or when the

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Subadviser is otherwise unable to locate attractive investment opportunities, the Portfolio's cash or similar investments may increase. In other words, the Portfolio does not always stay fully invested in stocks. Even when the Portfolio is essentially fully invested, some residual amount of Portfolio assets may remain in cash and similar investments. These investments may include commercial paper, certificates of deposit, repurchase agreements, short-term debt obligations, and money market funds (including funds managed by the Subadviser). When the Portfolio's investments in cash or similar investments increase, the opportunity to achieve its investment objective of long-term growth of capital may be limited.

AST Neuberger Berman Mid-Cap Growth Portfolio

Investment Objective: to seek capital growth.

Principal Investment Policies and Risks:
The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in common stocks of mid-capitalization companies. The 80% investment requirement applies at the time the Portfolio invests its assets. The Portfolio seeks to reduce risk by diversifying among many companies, industries and sectors.

The Subadviser employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, the Subadviser looks for fast-growing companies with above average sales and competitive returns on equity relative to their peers. In doing so, the Subadviser analyzes such factors as: financial condition (such as debt to equity ratio); market share and competitive leadership of the company's products; earnings growth relative to competitors; and market valuation in comparison to a stock's own historical norms and the stocks of other mid-cap companies.

The Subadviser follows a disciplined selling strategy, and may sell a stock when it fails to perform as expected, or when other opportunities appear more attractive. As with any fund investing primarily in equity securities, the Portfolio is subject to the risk that the value of the equity securities in the Portfolio will decline.

As a fund that invests primarily in mid-cap companies, the Portfolio's risk and share price fluctuation can be expected to be more than that of many funds investing primarily in large-cap companies, but less than that of many funds investing primarily in small-cap companies. Mid-cap stocks may fluctuate more widely in price than the market as a whole, may underperform other types of stocks when the market or the economy is not robust, or fall in price or be difficult to sell during market downturns. In addition, the Portfolio's growth investment program will generally involve greater risk and price fluctuation than funds that invest in more undervalued securities. Because the prices of growth stocks tend to be based largely on future expectations, these stocks historically have been more sensitive than value stocks to bad economic news and negative earnings surprises.

Other Investments:
Although equity securities are normally the Portfolio's primary investments, it may invest in preferred stocks and convertible securities, as well as the types of securities described below.

Fixed Income Securities. The Portfolio may also invest in investment grade fixed income or debt securities. If the quality of any fixed income securities held by the Portfolio deteriorates so that they are no longer investment grade, the Portfolio will sell such securities in an orderly manner so that its holdings of such securities do not exceed 5% of its net assets.

Foreign Securities. The Portfolio may invest up to 10% of the value of its total assets, measured at the time of investment, in equity and debt securities that are denominated in foreign currencies. There is no limitation on the percentage of the Portfolio's assets that may be invested in securities of foreign companies that are denominated in U.S. dollars. In addition, the Portfolio may enter into foreign currency transactions, including forward foreign currency contracts and options on foreign currencies, to manage currency risks, to facilitate transactions in foreign securities, and to repatriate dividend or interest income received in foreign currencies.

Covered Call Options. The Portfolio may try to reduce the risk of securities price or exchange rate changes (hedge) or generate income by writing (selling) covered call options against securities held in its portfolio, and may purchase call options in related closing transactions.

Real Estate Investment Trusts (REITs). The Portfolio may invest in REITs. REITs are pooled investment vehicles which invest primarily in real estate or real estate loans.

Temporary Investments. When the Portfolio anticipates unusual market or other conditions, it may temporarily depart from its objective of capital growth and invest substantially in high-quality short-term investments. This could help the Portfolio avoid losses but may mean lost opportunities.

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AST T. Rowe Price Large-Cap Growth Portfolio

Investment Objective: to seek long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.

Principal Investment Policies and Risks:
The Portfolio takes a growth approach to investing and will normally invest at least 80% of its net assets in the common stocks of large companies. As noted earlier a large company is defined as one whose market cap is larger than the median market cap of companies in the Russell 1000® Growth Index. The Portfolio will not automatically sell or cease to purchase stock of a company it already owns just because the company's market capitalization falls below this level. The Subadviser generally looks for companies with an above-average rate of earnings growth and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth.

Because the Portfolio invests primarily in stocks, the Portfolio is subject to the risks associated with stock investments, and the Portfolio's share price therefore may fluctuate substantially. The Portfolio's share price will be affected by changes in the stock markets generally, and factors specific to a company or an industry will affect the prices of particular stocks held by the Portfolio (for example, poor earnings, loss of major customers, availability of basic resources or supplies, major litigation against a company, or changes in governmental regulation affecting an industry). The Portfolio's focus on large, more-established companies may mean that its level of risk is lower than a fund investing primarily in smaller companies. Because the Portfolio invests in a smaller number of securities than many other funds, changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's share price.

Other Investments:
In addition to investing in equity securities, the Portfolio also may:

- invest up to 20% of its net assets in convertible securities;
- invest up to 10% of its net assets in rights or warrants;
- invest up to 15% of its total assets in foreign securities;
- purchase and sell exchange-traded index options and stock index futures contracts; and
- write covered exchange-traded call and put options on its securities up to 15% of its total assets, and purchase exchange-traded call and put options on common stocks up to, for all purchased options, 10% of its total assets.

American Depositary Receipts (ADRs) and other U.S.-dollar denominated securities of foreign companies are not considered foreign securities for purposes of the 15% limitation set forth above and may be purchased by the Portfolio.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

Temporary Investments. Although it does not expect to do so ordinarily, when business or financial conditions warrant the Portfolio may assume a temporary defensive position and invest in high-grade, short-term, fixed-income securities (which may include U.S. Government securities) or hold its assets in cash. The Portfolio's cash reserves may consist of U.S.-dollar and non-U.S. dollar currencies. The Portfolio may also invest in money market mutual funds managed by the Subadviser. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective may be limited.

AST MFS Growth Portfolio

Investment Objective: to seek long-term growth of capital and future, rather than current, income.

Principal Investment Policies and Risks:
The Portfolio invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts.

The Subadviser focuses on investing the portfolio's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.

While the Subadviser may invest the Portfolio's assets in companies of any size, the Portfolio generally focuses on companies with large capitalizations.

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The Subadviser uses a bottom-up investment approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

The Portfolio may invest up to 35% of its net assets in foreign securities.

The Subadviser may engage in active and frequent trading in pursuing the portfolio's principal investment strategies.

As with any fund investing primarily in common stocks, the value of the securities held by the Portfolio may decline in value, either because of changing economic, political or market conditions or because of the economic condition of the company that issued the security. These declines may be substantial. In addition, the prices of the growth company stocks in which the Portfolio invests may fluctuate to a greater extent than other equity securities due to changing market conditions or disappointing earnings results. The Portfolio may invest in foreign companies, including companies located in developing countries, and it therefore will be subject to risks relating to political, social and economic conditions abroad, risks resulting from differing regulatory standards in non-U.S. markets, and fluctuations in currency exchange rates.

Other Investments:
Although the Portfolio will invest primarily in common stocks and related securities, the Portfolio may also invest in variable and floating rate debt securities. The Portfolio may purchase and sell futures contracts and related options on securities indices, foreign currencies and interest rates for hedging and non-hedging purposes. The Portfolio may also enter into forward contracts for the purchase or sale of foreign currencies for hedging and non-hedging purposes. The Portfolio may purchase and write (sell) options on securities, stock indices and foreign currencies.

Temporary Investments. The Portfolio may depart from its principal investment strategy by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. When investing for defensive purposes, the Portfolio may hold cash or invest in cash equivalents, such as short-term U.S. government securities, commercial paper and bank instruments. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective will be limited.

AST Marsico Capital Growth Portfolio

Investment Objective: to seek capital growth. Income is not an investment objective and any income realized on the Portfolio's investments, therefore, will be incidental to the Portfolio's objective.

Principal Investment Policies and Risks:
The Portfolio invests primarily in the common stocks of large companies that are selected for their growth potential. Large companies are defined as those companies within the market capitalization range of the Russell 1000® Growth Index. The Portfolio will normally hold a core position of between 35 and 50 common stocks. The Portfolio may hold a limited number of additional common stocks at times when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions.

In selecting investments for the Portfolio, Marsico uses an approach that combines "top-down" macro-economic analysis with "bottom-up" stock selection.

The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

Marsico then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

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As part of this fundamental, "bottom-up" research, Marsico may visit with various levels of a company's management, as well as with its customers and (as relevant) suppliers, distributors, and competitors. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth, current income and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico may reduce or sell a Portfolio's investments in a company if, in the opinion of Marsico, the company's fundamentals change substantially, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential or current income potential, more attractive investment opportunities appear elsewhere, or for other reasons.

The core investments of the Portfolio generally may include established companies and securities that offer long-term growth potential. However, the Portfolio also may typically include securities of less mature companies, companies or securities with more aggressive growth characteristics, and companies undergoing significant changes such as the introduction of a new product line, the appointment of a new management team, or an acquisition.

The primary risk associated with investment in the Portfolio will be the risk that the equity securities held by the Portfolio will decline in value. The risk of the Portfolio is expected to be commensurate with that of other funds using a growth strategy to invest in the stocks of large and medium-sized companies.

Although it is the general policy of the Portfolio to purchase and hold securities for capital growth, changes in the Portfolio will be made as the Subadviser deems advisable. For example, portfolio changes may result from liquidity needs, securities having reached a desired price, or by reason of developments not foreseen at the time of the investment was made.

Special Situations. The Portfolio may invest in "special situations" from time to time. A "special situation" arises when, in the opinion of the Subadviser, the securities of a particular company will be recognized and increase in value due to a specific development, such as a technological breakthrough, management change or new product at that company. Investment in "special situations" carries an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Other Investments:
The Portfolio may also invest to a lesser degree in preferred stocks, convertible securities, warrants, and debt securities when the Portfolio perceives an opportunity for capital growth from such securities. The Portfolio may invest up to 10% of its total assets in debt securities, which may include corporate bonds and debentures and government securities.

The Portfolio may also purchase securities of foreign issuers including foreign equity and debt securities and depositary receipts . The foreign securities may include companies located in developing countries. Foreign securities are selected primarily on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. The Portfolio may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

Index/Structured Securities. The Portfolio may invest without limit in index/structured securities, which are debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed ( i.e. , their value may increase or decrease if the reference index or instrument appreciates). Index/structured securities may have return characteristics similar to direct investments in the underlying instruments, but may be more volatile than the underlying instruments. The Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer of the index/structured security.

Futures, Options and Other Derivative Instruments. The Portfolio may purchase and write (sell) options on securities, financial indices, and foreign currencies, and may invest in futures contracts on securities, financial indices, and foreign currencies, options on futures contracts, forward contracts and swaps and swap-related products. These instruments will be used primarily to hedge the Portfolio's positions against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Portfolio may also use derivative instruments for non-hedging purposes such as increasing the Portfolio's income or otherwise enhancing return.

Temporary Investments. Although the Subadviser expects to invest primarily in equity securities, the Subadviser may increase the Portfolio's cash position without limitation when the Subadviser believes that appropriate investment opportunities for capital growth

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with desirable risk/reward characteristics are unavailable. Cash and similar investments (whether made for defensive purposes or to receive a return on idle cash) will include high-grade commercial paper, certificates of deposit, discount notes and repurchase agreements. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of capital growth will be limited.

AST DeAM Large-Cap Value Portfolio

Investment Objective: to seek maximum growth of capital by investing primarily in the value stocks of larger companies.

Principal Risks and Investment Policies:
The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in securities issued by large capitalization companies. The 80% investment requirement applies at the time the Portfolio invests its assets.

The Portfolio pursues its investment objective, under normal market conditions, by investing primarily in the equity securities of large-sized companies included in the Russell 1000® Value Index. Equity securities include common stocks and securities convertible into or exchangeable for common stocks, including warrants and rights. As noted earlier the Subadviser employs an investment strategy that seeks to maintain a portfolio of equity securities which approximates the market risk of those stocks included in the Russell 1000® Value Index, but which outperforms the Russell 1000® Value Index through active stock selection. The size of the companies in the Russell 1000® Value Index will change with market conditions. The targeted tracking error of this Portfolio is 4% with a normal deviation of + 1%. It is possible that the deviation may be higher. For purposes of this Portfolio, the strategy of attempting to correlate a stock portfolio's market risk with that of a particular index, in this case the Russell 1000® Value Index, while improving upon the return of the same index through active stock selection, is called a "managed alpha" strategy.

The Subadviser generally takes a bottom-up approach to building the Portfolio, searching for individual companies that demonstrate the best potential for significant returns. The allocation to industries and capitalization is targeted to be similar to that of the Russell 1000® Value Index. The Subadviser considers a number of factors in determining whether to invest in a value stock, including earnings growth rate, analysts' estimates of future earnings and industry-relative price multiples. Other factors are net income growth versus cash flow growth as well as earnings and price momentum. In the selection of investments, long-term capital appreciation will take precedence over short range market fluctuations. However, the Portfolio may occasionally make investments for short-term capital appreciation.

Like all common stocks, the market values of the common stocks held by the Portfolio can fluctuate significantly, reflecting the business performance of the issuing company, investor perception or general economic or financial market movements. The Portfolio's focus on the stocks of large, more established companies may mean that its level of risk is lower than a portfolio investing primarily in smaller companies. While value investing historically has involved less risk than investing in growth companies, investing in value stocks carries the risk that the market will not recognize the stock's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. While the Portfolio attempts to outperform the Russell 1000® Value Index, the Portfolio also may under-perform the Russell 1000® Value Index over short or extended periods.

Other Investments:
In addition to investing in common stocks, the Portfolio may also invest to a limited degree in preferred stocks and debt securities when they are believed by the Subadviser to offer opportunities for capital growth. Other types of securities in which the Portfolio may invest include:

Foreign Securities. The Portfolio may invest in securities of foreign issuers in the form of depositary receipts or that are denominated in U.S. dollars. Foreign securities in which the Portfolio may invest include any type of security consistent with its investment objective and policies. The prices of foreign securities may be more volatile than those of domestic securities.

Futures, Options, and Other Derivative Instruments. The Portfolio may purchase and write put and call options on securities and securities indices, which options may be listed for trading on a national securities exchange or traded over-the-counter. Options transactions may be used to pursue the Portfolio's investment objective and also to hedge against currency and market risks, but are not intended for speculation. The Portfolio may engage in financial futures transactions on commodities exchanges or boards of trade in an attempt to hedge against market risks.

In addition to options and financial futures, the Portfolio may invest in a broad array of other "derivative" instruments in an effort to manage investment risk, to increase or decrease exposure to an asset class or benchmark (as a hedge or to enhance return), or to create an investment position indirectly. The types of derivatives and techniques used by the Portfolio may change over time as new derivatives and strategies are developed or as regulatory changes occur.

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Temporary Investments. When a defensive position is deemed advisable because of prevailing market conditions, the Portfolio may invest without limit in high grade debt securities, commercial paper, U.S. Government securities or cash or cash equivalents, including repurchase agreements. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of maximum capital growth will be limited.

AST Large-Cap Value Portfolio

Investment Objective: to seek current income and long-term growth of income, as well as capital appreciation.

Principal Policies and Risks:
The Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in large capitalization companies. Large capitalization companies are generally those that have market capitalizations, at the time of purchase, within the market capitalization range of the Russell 1000® Value Index. The 80% requirement applies at the time the Portfolio invests its assets. Some of these securities may be acquired in initial public offerings (IPOs). In addition to these principal investments, the Portfolio may invest up to 20% of its total assets in foreign securities.

The assets of the Portfolio are independently managed by three Subadvisers under a multi-manager structure. Pursuant to the multi-manager structure, the Investment Managers of the Portfolio determine and allocate a portion of the Portfolio's assets to each of the Subadvisers. The allocations will be reviewed by the Investment Managers periodically and may be altered or adjusted by the Investment Managers without prior notice. Such adjustments will be reflected in the annual update to this prospectus.

Although each Subadviser will follow the Portfolio's policy of investing, under normal circumstances, at least 80% of the Portfolio's assets in large capitalization companies, each Subadviser expects to utilize different investment strategies to achieve the Portfolio's objective of current income and long-term growth of income, as well as capital appreciation. The current asset allocations and principal investment strategies for each of the Subadvisers are summarized below:

Hotchkis and Wiley normally focuses on stocks that have a high cash dividend or payout yield relative to the market. Payout yield is defined as dividend yield plus net share repurchases. The Subadviser also may invest in stocks that don't pay dividends, but have growth potential unrecognized by the market or changes in business or management that indicate growth potential.

Eaton Vance normally invests primarily in value stocks of large-cap companies, which are common stocks that, in the Subadviser's opinion, are inexpensive or undervalued relative to the overall stock market. Investment decisions are made primarily on the basis of fundamental research and involve consideration of numerous factors, including quality of business franchises, financial strength, management capability and integrity, growth potential, valuation and earnings and cash flow capabilities. Many of these considerations are subjective. Eaton Vance intends to manage investment risk by maintaining broad issuer and industry diversification among its holdings, and by utilizing fundamental analysis of risk/return characteristics in securities selection. The Subadviser may sell a security when its price objective for the security is reached, the fundamentals of the company deteriorate, a security's price falls below acquisition cost or to pursue more attractive investment options.

As an alternative to holding foreign securities directly, the Portfolio may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the over-the-counter market (including depositary receipts which evidence ownership in underlying foreign stocks). Such investments are not subject to the 20% limitation on investing in foreign securities. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including political and economic risks. The Portfolio may also invest in other equity securities, including, but not limited to, convertible securities, preferred stock and real estate investment trusts.

Dreman seeks to provide a total return greater than that of the benchmark over time, to protect client capital during market downturns and to stay consistent in our low price-to-earnings ratio, contrarian value approach to investment management, while taking into consideration dividend yield. Dreman will seek to attain superior returns by using a contrarian value investment approach.

Dreman believes that it can attain superior performance by adhering to an investment strategy that is disciplined and has a demonstrated record of success. Dreman's investment strategy emphasizes stocks that offer unique investment values. The criterion used to identify such stocks include below average price-to-earnings, price-to-book, and/or price-to-cash flow ratios and above average dividend yields. Over the last 25 years, extensive studies, which date as far back as the 1930s, conducted by David Dreman and affiliates of Dreman, have led the Dreman to conclude that consistently applying disciplined value strategies yields superior long-term total returns.

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Temporary Investments: In periods of uncertain market and economic conditions, the Portfolio may assume a defensive position with up to 100% of its assets temporarily held in cash. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective may be limited.

On or about April 1, 2009, Hotchkis and Wiley was responsible for managing approximately 15% of the Portfolio's assets, Eaton Vance was responsible for managing approximately 60% of the Portfolio's assets and Dreman was responsible for managing approximately 25% of the Portfolio's assets.

On or about May 1, 2009, the Investment Managersintend to reallocate the Portfolio's assets sothat Hotchkis and Wiley will be responsible for managing approximately 20% of the Portfolio's assets and Eaton Vance will be responsible for managing approximately 80% of the Portfolio's assets.Upon such reallocation of the Portfolio's assets, Dreman will no longer be responsible for managing any of the Portfolio's assets. It is expected that Hotchkis and Wiley and Eaton Vance will be the Portfolio's only subadvisers on or about July 31, 2009.

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Special Equity: Inv. Objectives and Policies

AST Cohen & Steers Realty Portfolio

Investment Objective: to maximize total return through investment in real estate securities.

Principal Investment Policies and Risks:
The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in securities of real estate related issuers. The Portfolio pursues its investment objective of maximizing total return by seeking, with approximately equal emphasis, capital growth and current income.

Generally, the equity securities of real estate related issuers will consist of:

  common stocks (including shares in real estate investment trusts),

  rights or warrants to purchase common stocks,

  securities convertible into common stocks where the conversion feature represents, in the Subadviser's view, a significant element of the securities' value, and preferred stocks.

Real estate related issuers include companies that derive at least 50% of revenues from the ownership, construction, financing, management or sale of real estate or that have at least 50% of assets in real estate. The Portfolio may invest up to 10% of its total assets in securities of foreign real estate companies.

Real estate companies may include REITs. REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains or losses by selling properties. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

As a fund that invests primarily in equity securities, the Portfolio will be subject to many of the same risks as other equity funds. The Portfolio also will be subject to certain risks related specifically to real estate securities, and may be subject to greater risk and share price fluctuation than other equity funds because of the concentration of its investments in a single industry.

While the Portfolio will not invest in real estate directly, securities of real estate companies may be subject to risks similar to those associated with the direct ownership of real estate. These include risks related to general and local economic conditions, dependence on management skill, heavy cash flow dependency, possible lack of available mortgage funds, overbuilding, extended vacancies of properties, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from environmental problems, casualty or condemnation losses, limitations on rents, and changes in neighborhood values, the appeal of properties to tenants and interest rates.

In general, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. In the event of a default by a borrower or lessee, a REIT may experience delays and may incur substantial costs in enforcing its rights as a mortgagee or lessor.

Non-Diversified Status. The Portfolio is classified as a "non-diversified" investment company under the 1940 Act, which means the Portfolio is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the Portfolio intends to meet certain diversification standards under the Internal Revenue Code that must be met to relieve the Portfolio of liability for Federal income tax if its earnings are distributed to shareholders. As a non-diversified fund, a price decline in any one of the Portfolio's holdings may have a greater effect on the Portfolio's value than on the value of a fund that is more broadly diversified.

Other Investments: The Portfolio may write (sell) put and covered call options and purchase put and call options on securities or stock indices that are listed on a national securities or commodities exchange. The Portfolio may buy and sell financial futures contracts, stock and bond index futures contracts, foreign currency futures contracts and options on the foregoing. The Portfolio may enter into forward foreign currency exchange contracts in connection with its investments in foreign securities. The Portfolio may also enter into short sales, which are transactions in which the Portfolio sells a security it does not own at the time of the sale in anticipation that the market price of the security will decline. The Subadviser expects that the Portfolio will use these techniques on a relatively infrequent basis.

Temporary Investments. When the Subadviser believes that market or general economic conditions justify a temporary defensive

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position, the Portfolio will invest all or a portion of its assets in high-grade debt securities, including corporate debt securities, U.S. government securities, and short-term money market instruments, without regard to whether the issuer is a real estate company. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of maximum total return will be limited. The Portfolio may also invest funds awaiting investment or funds held to satisfy redemption requests or to pay dividends and other distributions to shareholders in short-term money market instruments.

AST T. Rowe Price Natural Resources Portfolio

Investment Objective: to seek long-term capital growth primarily through the investment in common stocks of companies that own or develop natural resources (such as energy products, precious metals, and forest products) and other basic commodities.

Principal Investment Policies and Risks:
The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in the securities of natural resource companies. The 80% investment requirement applies at the time the Portfolio invests its assets.

The Portfolio invests primarily in the common stocks of natural resource companies whose earnings and tangible assets could benefit from accelerating inflation. The Portfolio also may invest in non-resource companies with the potential for growth. The relative percentages invested in natural resource and non-resource companies can vary depending on economic and monetary conditions and the Subadviser's outlook for inflation. When selecting stocks, the Subadviser looks for companies that have the ability to expand production, to maintain superior exploration programs and production facilities, and the potential to accumulate new resources. Natural resource companies in which the Portfolio invests generally own, develop, refine, service or transport resources, including energy sources, precious metals, nonferrous metals, forest products, real estate, diversified resources and other basic commodities that can be produced and marketed profitably when both labor costs and prices are rising.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or re-deploy assets into more promising opportunities.

As with all stock funds, the Portfolio's share price can fall because of weakness in one or more securities markets, particular industries or specific holdings. In addition, the Portfolio is less diversified than most stock funds and could therefore experience sharp price declines when conditions are unfavorable in the natural resources sector. For instance, since the Portfolio attempts to invest in companies that may benefit from accelerating inflation, low inflation could lessen returns. The rate of earnings growth of natural resource companies may be irregular because these companies are strongly affected by natural forces, global economic cycles and international politics. For example, stock prices of energy companies can fall sharply when oil prices fall. Real estate companies are influenced by interest rates and other factors.

Other Investments:
Although the Portfolio will invest primarily in U.S. common stocks, it may also purchase other types of securities, for example, preferred stocks, convertible securities and warrants, when considered consistent with the Portfolio's investment objective and policies. The Portfolio may purchase preferred stock or common stock for capital appreciation where the issuer has omitted, or is in danger of omitting, payment of the dividend on the stock, or is in default on its debt securities. The Portfolio may invest in debt securities, including up to 10% of its total assets in debt securities rated below investment grade. The Portfolio may invest in mortgage-backed securities, including stripped mortgage-backed securities. The Portfolio may invest up to 10% of its total assets in hybrid instruments, which combine the characteristics of futures, options and securities.

Foreign Securities. The Portfolio may invest up to 50% of its total assets in foreign securities, including American Depositary Receipts and securities of companies in developing countries, which offer increasing opportunities for natural resource-related growth. The Portfolio may enter into forward foreign currency exchange contracts in connection with its foreign investments. The Portfolio's investments in foreign securities, or even in U.S. companies with significant overseas investments, may decline in value because of declining foreign currencies or adverse political and economic events overseas, although currency risk may be somewhat reduced because many commodities markets are dollar based.

Futures and Options. The Portfolio may enter into stock index or currency futures contracts (or options thereon) for hedging purposes or to provide an efficient means of regulating the Portfolio's exposure to the equity markets. The Portfolio may write covered call options and purchase put and call options on foreign currencies, securities, and stock indices.

Temporary Investments. The Portfolio may establish and maintain cash reserves without limitation for temporary defensive purposes. The Portfolio's reserves may be invested in high-quality domestic and foreign money market instruments, including repurchase agreements and money market mutual funds managed by the Subadviser. The Portfolio's cash reserves may consist of U.S.-dollar and

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non U.S.-dollar currencies. Cash reserves also provide flexibility in meeting redemptions and paying expenses. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of long-term capital growth may be limited.

Asset Allocation Portfolios: Investment Objectives & Policies

AST UBS Dynamic Alpha Portfolio

Investment Objective: to seek to maximize total return.

Principal Investment Policies and Risks:
Asset Allocation and Risk Management. The Portfolio attempts to generate positive returns and manage risk through sophisticated asset allocation, currency management techniques, and security selection. These decisions are integrated with analysis of global market and economic conditions.

The Portfolio is a multi-asset class fund. The asset classes in which the Portfolio may invest include, but are not limited to, the following: U.S. equity, non-U.S. equity, emerging market equity, U.S. fixed-income, non-U.S. fixed-income, emerging market debt, U.S. high-yield or "junk bond" fixed-income, and cash equivalents, including global currencies. The Portfolio may invest in issuers located within and outside the United States or in investment companies advised by UBS or its affiliates to gain exposure to these asset classes. The Portfolio will not pay investment management fees or other fund expenses in connection with its investment in the investment companies advised by UBS or an affiliate, but may pay expenses associated with such investments. Asset allocation decisions are tactical, based upon UBS' assessment of valuations and prevailing market conditions in the U.S. and abroad. Investments also may be made in selected sectors of these asset classes.

The Portfolio may, but is not required to, use derivative instruments for risk management purposes or as part of the Portfolio's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. Examples of derivatives include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. The Portfolio may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Portfolio, to replace more traditional direct investments, or to obtain exposure to certain markets. In addition, the Portfolio may establish net short or net long positions for individual markets, currencies and securities. The Portfolio also may borrow money to purchase investments for the Portfolio and for temporary or emergency purposes, including for meeting redemptions, for the payment of dividends, for share repurchases, or for the clearance of transactions.

As an open-end investment company registered with the Securities and Exchange Commission (the SEC), the Portfolio is subject to the federal securities laws, including the Investment Company Act of 1940, related rules, and various SEC and SEC staff positions. In accordance with these positions, with respect to certain kinds of Derivatives, the Portfolio must "set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other SEC- or staff-approved measures, while the Derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Portfolio must cover its open positions by setting aside liquid assets equal to the contracts' full, notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Portfolio is permitted to set aside liquid assets in an amount equal to the Portfolio's daily marked-to-market (net) obligations, if any (i.e., the Portfolio's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Portfolio will have the ability to employ leverage to a greater extent than if the Portfolio were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. See "Risk/Return Summary-Principal Risks" above for more information. The Trust reserves the right to modify the Portfolio's asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

The Portfolio's risk will be carefully monitored with consideration given to the risk generated by individual positions, sector, country, and currency views. UBS will employ proprietary risk management systems and models that seek to ensure the Portfolio is compensated for the level of risk it assumes at both the security and market levels.

Equity Investments. Investments in equity securities may include common stock and preferred stock of issuers in developed nations (including the U.S. and non-U.S.) and emerging markets. Equity investments may include large, intermediate, and small capitalization companies. Within the equity portion of the Portfolio, UBS will primarily use value-oriented strategies but also may use growth-oriented strategies from. When using value-oriented equity strategies, UBS seeks to select securities whose fundamental values it believes are greater than their market prices. In this context, the fundamental value of a given security is the UBS' assessment of what a security is worth. UBS bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. UBS then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics. For each equity security under analysis, the fundamental value estimate is compared to the company's current

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market price to ascertain whether a valuation anomaly exists. A stock with a market price below (above) the estimated intrinsic or fundamental value would be considered a long (short) candidate for inclusion in the Portfolio. This comparison between price and intrinsic or fundamental value allows comparisons across industries and countries. Under certain circumstances, UBS may use growth-oriented strategies within its US and non-US equity asset class for a portion of the allocation; but only after subjecting such strategies to a rigorous due diligence process to judge their suitability for the Portfolio. To invest in growth equities, UBS will seek to invest in companies that possess a dominant market position and franchise, a major technological edge or a unique competitive advantage, in part by using a proprietary quantitative screening system that ranks stocks using a series of growth, valuation and momentum metrics.

Fixed-Income Investments. Investments in fixed-income securities may include debt securities of governments throughout the world (including the U.S.), their agencies and instrumentalities, debt securities of corporations and supranationals, inflation protected securities, convertible bonds, mortgage-backed securities, asset-backed securities, equipment trusts and other collateralized debt securities. Investments in fixed-income securities may include issuers in both developed (including the U.S.) and emerging markets. In selecting fixed-income securities, UBS uses an internally developed valuation model that quantifies return expectations for all major bond markets, domestic and foreign. The UBS model employs a qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates) may affect industry trends. Against the output of this model, UBS considers the viability of specific debt securities compared to certain qualitative factors, such as management strength, market position, competitive environment and financial flexibility, as well as certain quantitative factors, such as historical operating results, calculation of credit ratios, and expected future outlook. The Portfolio's fixed income investments may reflect a broad range of investment maturities, qualities and sectors, including convertible debt securities and debt securities rated below investment grade. These lower-rated fixed-income securities are often referred to as "high-yield securities" or "junk bonds". UBS' fixed-income strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, duration of securities, quality and coupon segments and specific circumstances facing the issuers of fixed income securities. Duration measures a fixed income security's price sensitivity to interest rates by indicating the approximate change in a fixed income security's price if interest rates move up or down in 1% increments. Duration management involves adjusting the sensitivity to interest rates of the holdings within a country. UBS manages duration by choosing a maturity mix that provides opportunity for appreciation while also limiting interest rate risks.

The Dynamic Alpha Portfolio also may invest in cash or cash equivalent instruments. When political, economic, or market conditions warrant, the Portfolio may invest without limitation in cash equivalents, which may affect its ability to pursue its investment objective.

Temporary Investments. Up to 100% of the Dynamic Alpha Portfolio's assets may be invested temporarily in cash or cash equivalents and the Dynamic Alpha Portfolio may otherwise deviate from its customary investment strategies in response to extraordinary adverse political, economic, financial, or stock market events. Temporary investments may include U.S. or foreign government obligations, commercial paper, bank obligations, and repurchase agreements. While the Dynamic Alpha Portfolio is in a defensive position, the opportunity to achieve its investment objective will be limited.

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Fixed Income: Inv Objectives and Policies

AST T. Rowe Price Global Bond Portfolio

Investment Objective: to provide high current income and capital growth by investing in high-quality, foreign and U.S. dollar-denominated bonds.

Prinicpal Investment Policies and Risks:
The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in fixed income securities. The 80% investment requirement applies at the time the Portfolio invests its assets. To achieve its objectives, the Portfolio intends to invest primarily in all types of bonds including those issued or guaranteed by the U.S. or foreign governments or their agencies and by foreign authorities, provinces and municipalities as well as investment grade corporate bonds and mortgage-related and asset-backed securities and high yield bonds of U.S. and foreign issuers.

The Portfolio may also invest in convertible securities and corporate commercial paper; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or "indexed" securities, event-linked bonds and bank debt and loan participations; delayed portfolio loans and revolving credit securities; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by federal, state or local governments and their agencies and government-sponsored enterprises; obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities.

The Portfolio seeks to moderate price fluctuation by actively managing its maturity structure and currency exposure. The Subadviser bases its investment decisions on fundamental market factors, currency trends, and credit quality. The Portfolio generally invests in countries where the combination of fixed-income returns and currency exchange rates appears attractive, or, if the currency trend is unfavorable, where the Subadviser believes that the currency risk can be minimized through hedging. The Portfolio's high-quality bonds must, at the time of purchase, have received an investment-grade rating from at least one rating agency (or if unrated, must have a Subadviser equivalent rating) but could be rated below investment-grade by other agencies. Such bonds are called "split-rated"). Although the Portfolio expects to maintain an intermediate-to-long weighted average maturity, there are no maturity restrictions on the overall portfolio or on individual securities. The Portfolio may and frequently does engage in foreign currency transactions such as forward foreign currency exchange contracts, hedging its foreign currency exposure back to the dollar or against other foreign currencies ("cross-hedging"). The Subadviser also attempts to reduce currency risks through diversification among foreign securities and active management of currency exposures. The Subadviser may use foreign forward currency contracts ("forwards") to hedge the risk to the Portfolio when foreign currency exchange rate movements are expected to be unfavorable to U.S. investors. The Subadviser may use forwards in an effort to benefit from a currency believed to be appreciating in value versus other currencies. The Subadviser may also invest in currencies or forwards in cases where the Portfolio does not hold bonds denominated in that currency, for example, in situations where the Subadviser wants currency exposure to a particular market but believes that the bonds are unattractive. Under certain circumstances, the Subadviser may commit a substantial portion of the Portfolio to currencies and forwards If the Subadviser's forecast of currency movements proves wrong, this investment activity may cause a loss. Also, for emerging markets, it is often not possible to hedge the currency risk associated with emerging market bonds because their currency markets are not sufficiently developed.

The Portfolio may also invest up to 20% of its assets in the aggregate in below investment-grade, high-risk bonds ("junk bonds") and emerging market bonds. Some emerging market bonds, such as Brady Bonds, may be denominated in U.S. dollars. In addition, the Portfolio may invest up to 30% of its assets in mortgage-related (including mortgage-dollar rolls and derivatives, such as collateralized mortgage obligations and stripped mortgage securities) and asset-backed securities.

Like any fixed income fund, the value of the Portfolio will fluctuate in response to changes in market interest rates and the credit quality of particular companies. International fixed income investing, however, involves additional risks that can increase the potential for losses. These additional risks include varying stages of economic and political development of foreign countries, differing regulatory and accounting standards in non-U.S. markets, and higher transaction costs. Because a substantial portion of the Portfolio's investments are denominated in foreign currencies, exchange rates are also likely to have a significant impact on total Portfolio performance. For example, a rise in the U.S. dollar's value relative to the Japanese yen will decrease the U.S. dollar value of a Japanese bond held in the Portfolio, even though the price of that bond in yen remains unchanged. Therefore, because of these currency risks and the risks of investing in foreign securities generally, the Portfolio will involve a greater degree of risk and share price fluctuation than a fund investing primarily in domestic fixed income securities, but ordinarily will involve less risk than a fund investing exclusively in foreign fixed income securities. In addition, the Portfolio's focus on longer maturity bonds will tend to cause greater fluctuations in value when interest rates change. The Portfolio's investments in mortgage-related and asset-backed securities could further result in increased volatility, as these securities are sensitive to interest rate changes. Further, these securities carry

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special risks in the event of declining interest rates, which would cause prepayments to increase, and the value of the securities to decrease.

Types of Debt Securities. The Portfolio's investments in debt securities may include securities issued or guaranteed by the U.S. and foreign governments, their agencies, instrumentalities or political subdivisions, securities issued or guaranteed by supranational organizations (e.g., European Investment Bank, InterAmerican Development Bank or the World Bank), bank or bank holding company securities, foreign and domestic corporate debt securities, and commercial paper.

The Portfolio may invest in zero coupon securities, which are securities that are purchased at a discount from their face value, but that do not make cash interest payments. Zero coupon securities are subject to greater fluctuation in market value as a result of changing interest rates than debt obligations that make current cash interest payments.

The Portfolio may invest in Brady Bonds, which are used as a means of restructuring the external debt burden of certain emerging countries. Even if the bonds are collateralized, they are often considered speculative investments because of the country's credit history or other factors. The Portfolio may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the Trust's expenses, shareholders will also indirectly bear similar expenses of such trusts.

The Portfolio from time to time may invest in debt securities convertible into equities.

Non-diversified Investment Company. The Portfolio intends to select its investments from a number of country and market sectors, and intends to have investments in securities of issuers from a minimum of three different countries (including the United States). However, the Portfolio is considered a "nondiversified" investment company for purposes of the Investment Company Act of 1940. As such, the Portfolio may invest more than 5% of its assets in the fixed-income securities of individual foreign governments. The Portfolio generally will not invest more than 5% of its assets in any individual corporate issuer, except with respect to certain short-term investments. As a nondiversified fund, a price decline in any one of the Portfolio's holdings may have a greater effect on the Portfolio's value than on the value of a fund that is more broadly diversified.

Other Investments:
Swap Agreements. The Portfolio may enter into interest rate, index, total return, credit default and currency exchange rate swap agreements for the purposes of attempting to obtain a desired return at a lower cost than if the Portfolio had invested directly in an instrument that yielded the desired return or for the purpose of hedging a portfolio position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a "notional amount," i.e., a specified dollar amount that is hypothetically invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or "cap"; interest floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Under most swap agreements entered into by the Portfolio, the parties' obligations are determined on a "net basis." Consequently, the Portfolio's obligations (or rights) under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party.

There are risks in the use of swaps. Whether the Portfolio's use of swap agreements will be successful will depend on the sub-advisor's ability to predict that certain types of investments are likely to produce greater returns than other investments. Interest rate and currency swaps could result in losses if interest rate or currency changes are not correctly anticipated. Total return swaps could result in losses if the reference index, security or investments do not perform as anticipated. Credit default swaps could result in losses if the sub-advisor does not correctly evaluate the creditworthiness of the company on which the credit default swap is based. Moreover, the Portfolio may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The Portfolio will not enter into a swap agreement with any single counterparty if the net amount owed or to be received under existing contracts with that party would exceed 5% of total assets, or if the net amount owed or to be received by the Portfolio under all outstanding swap agreements will exceed 10% of total assets.

The Portfolio may buy and sell futures contracts (and related options) for a number of reasons including: to manage exposure to changes in interest rates, securities prices and currency exchange rates; as an efficient means of adjusting overall exposure to certain markets; to earn income; to protect the value of portfolio securities; and to adjust the portfolio's duration. The Portfolio may purchase

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or write call and put options on securities, financial indices, and foreign currencies. The Portfolio may invest up to 10% of its total assets in hybrid instruments, which combine the characteristics of futures, options and securities.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, adjust the Portfolio's average maturity, duration, or credit quality, or re-deploy assets into more promising opportunities.

Temporary Investments. To protect against adverse movements of interest rates, the Portfolio may invest without limit in short-term obligations denominated in U.S. and foreign currencies such as certain bank obligations, commercial paper, short-term government and corporate obligations, repurchase agreements and money market mutual funds managed by the Subadviser. Cash reserves also provide flexibility in meeting redemptions and paying expenses. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of high current income and capital growth may be limited.

AST PIMCO Limited Maturity Bond Portfolio

Investment Objective: to seek to maximize total return, consistent with preservation of capital and prudent investment management.

Principal Investment Policies and Risks:
The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in fixed income investments which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The 80% investment requirement applies at the time the Portfolio invests its net assets.

Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, interest rate or maturity) that the Subadviser believes to be relatively undervalued. In selecting fixed income securities, the Subadviser uses economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other securities selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the Subadviser's outlook for the U.S. and foreign economies, the financial markets, and other factors. The management of duration (a measure of a fixed income security's expected life that incorporates its yield, coupon interest payments, final maturity and call features into one measure) is one of the fundamental tools used by the Subadviser.

The Portfolio will invest in fixed-income securities of varying maturities. The average portfolio duration of the Portfolio normally varies within a one- to three-year time frame based on the Subadviser's forecast for interest rates. The Portfolio may invest up to 10% of its total assets in fixed income securities that are rated below investment grade ("junk bonds") but are rated B or higher by Moody's Investors Services, Inc. ("Moody's") or equivalently by Standard & Poor's Corporation ("S&P") or Fitch (or, if unrated, determined by the Subadviser to be of comparable quality). The Portfolio may also invest up to 10% of its total assets in preferred stocks.

Generally, over the long term, the return obtained by a portfolio investing primarily in fixed income securities such as the Portfolio is not expected to be as great as that obtained by a portfolio investing in equity securities. At the same time, the risk and price fluctuation of a fixed income fund is expected to be less than that of an equity portfolio, so that a fixed income portfolio is generally considered to be a more conservative investment. However, the Portfolio can and routinely does invest in certain complex fixed income securities (including various types of mortgage-backed and asset-backed securities) and engage in a number of investment practices (including futures, swaps and dollar rolls) as described below, that many other fixed income funds do not utilize. These investments and practices are designed to increase the Portfolio's return or hedge its investments, but may increase the risk to which the Portfolio is subject.

Like other fixed income funds, the Portfolio is subject to market risk. Bond values fluctuate based on changes in interest rates, market conditions, investor confidence and announcements of economic, political or financial information. Generally, the value of fixed income securities will change inversely with changes in market interest rates. As interest rates rise, market value tends to decrease. This risk will be greater for long-term securities than for short-term securities. Therefore, the Portfolio's share price is expected to fluctuate less than the AST PIMCO Total Return Bond Portfolio, because its average duration will be shorter. Certain mortgage-backed and asset-backed securities and derivative instruments in which the Portfolio may invest may be particularly sensitive to changes in interest rates. The Portfolio is also subject to credit risk, which is the possibility that an issuer of a security (or a counterparty to a derivative contract) will default or become unable to meet its obligation. Generally, the lower the rating of a security, the higher its degree of credit risk.

The following paragraphs describe some specific types of fixed-income investments that the Portfolio may invest in, and some of the investment practices that the Portfolio will engage in.

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U.S. Government Securities. The Portfolio may invest in various types of U.S. Government securities, including those that are supported by the full faith and credit of the United States; those that are supported by the right of the issuing agency to borrow from the U.S. Treasury; those that are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others that are supported only by the credit of the instrumentality.

Corporate Debt Securities. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including convertible securities and preferred stock. Debt securities may be acquired with warrants attached. The rate of return or return of principal on some debt obligations may be linked or indexed to exchange rates between the U.S. dollar and a foreign currency or currencies.

While the Subadviser may regard some countries or companies as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply or legal or technical restrictions. In such cases, the Portfolio may consider equity securities or convertible bonds to gain exposure to such investments.

Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The interest rates on these securities are tied to other interest rates, such as money-market indices or Treasury bill rates, and reset periodically. While these securities provide the Portfolio with a certain degree of protection against losses caused by rising interest rates, they will cause the Portfolio's interest income to decline if market interest rates decline.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. The Portfolio may invest in inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

Event-Linked Bonds. Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent upon the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If the trigger event occurs, the Portfolio may lose all or a portion of the amount it invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Mortgage-Related and Other Asset-Backed Securities. The Portfolio may invest all of its assets in mortgage-backed and other asset-backed securities, including collateralized mortgage obligations and stripped mortgage-backed securities. The value of some mortgage-backed and asset-backed securities in which the Portfolio invests may be particularly sensitive to changes in market interest rates.

Reverse Repurchase Agreements and Dollar Rolls. In addition to entering into reverse repurchase agreements, the Portfolio may also enter into dollar rolls. In a dollar roll, the Portfolio sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The Portfolio forgoes principal and interest paid on the securities sold in a dollar roll, but the Portfolio is compensated by the difference between the sales price and the lower price for the future purchase, as well as by any interest earned on the proceeds of the securities sold. The Portfolio also could be compensated through the receipt of fee income. Reverse repurchase agreements and dollar rolls can be viewed as collateralized borrowings and, like other borrowings, will tend to exaggerate fluctuations in Portfolio's share price and may cause the Portfolio to need to sell portfolio securities at times when it would otherwise not wish to do so.

Foreign Securities. The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its total assets in securities of issuers based in developing countries (as determined by the Subadviser). The Portfolio may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures contracts, and enter into forward foreign currency exchange contracts for the purpose of hedging currency exchange risks arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.

Short Sales and Short Sales "Against the Box."Certain Portfolios may make short sales of securities, either as a hedge against

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potential declines in value of a portfolio security or to realize appreciation when a security that the Portfolio does not own declines in value. When a Portfolio makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. A Portfolio may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

A Portfolio secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to the uncovered short positions, a Portfolio is required to (1) deposit similar collateral with its custodian or otherwise segregate collateral on its records, to the extent that the value of the collateral in the aggregate is at all times equal to at least 100% of the current market value of the security sold short, or (2) a Portfolio must otherwise cover its short position. Depending on arrangements made with the broker-dealer from which the Portfolio borrowed the security, regarding payment over of any payments received by a Portfolio on such security, a Portfolio may not receive any payments (including interest) on its collateral deposited with such broker-dealer. Because making short sales in securities that it does not own exposes a Portfolio to the risks associated with those securities, such short sales involve speculative exposure risk. As a result, if a Portfolio makes short sales in securities that increase in value, it will likely underperform similar mutual Portfolios that do not make short sales in securities they do not own. A Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. There can be no assurance that a Portfolio will be able to close out a short sale position at any particular time or at an acceptable price. Although a Portfolio's gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

Certain Portfolios may also make short sales against-the-box. A short sale against-the-box is a short sale in which the Portfolio owns an equal amount of the securities sold short, or securities convertible or exchangeable for, with or without payment of any further consideration, such securities. However, if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration must be segregated ona Portfolio's records or with its Custodian.

Derivative Instruments. The Portfolio may purchase and write call and put options on securities, securities indices and on foreign currencies. The Portfolio may invest in interest rate futures contracts, stock index futures contracts and foreign currency futures contracts and options thereon that are traded on U.S. or foreign exchanges or boards of trade. The Portfolio may also enter into swap agreements with respect to foreign currencies, interest rates and securities indices. The Portfolio may use these techniques to hedge against changes in interest rates, currency exchange rates or securities prices or as part of its overall investment strategy.

Swap Agreements. The Portfolio may enter into interest rate, index, total return, credit and currency exchange rate swap agreements for the purposes of attempting to obtain a desired return at a lower cost than if the Portfolio had invested directly in an instrument that yielded the desired return. The Portfolio may also enter into options on swap agreements. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a "notional amount," i.e., a specified dollar amount that is hypothetically invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or "cap"; interest floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

The Portfolio may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. The Portfolio may be either the buyer or seller in a credit default swap transaction. If the Portfolio is a buyer and no event of default occurs, the Portfolio will lose its investment and recover nothing. However, if an event of default occurs, the Portfolio (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if the Portfolio had invested in the reference obligation directly.

Under most swap agreements entered into by the Portfolio, the parties' obligations are determined on a "net basis." Consequently, the

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Portfolio's obligations (or rights) under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party.

Whether the Portfolio's use of swap agreements will be successful will depend on the Subadviser's ability to predict that certain types of investments are likely to produce greater returns than other investments. Moreover, the Portfolio may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The swaps market is relatively new and is largely unregulated.

For purposes of applying the Portfolio's investment policies and restrictions (as stated in this Prospectus and the Fund's SAI) swap agreements are generally valued by the Portfolios at market value. In the case of a credit default swap sold by a Portfolio (i.e., where the Portfolio is selling credit default protection), however, the Portfolio will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Portfolios for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Collateralized Debt Obligations. The Portfolio may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolios as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Prospectus and the Fund's SAI (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

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MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS

Additional Investments & Strategies

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio's return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock, the cash value of common stock or some other security of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, convertible securities offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also "Swaps" defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also "Credit Default Swaps" defined above.

Derivatives — A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the "roll period," the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also "Swaps" defined below.

Event-Linked Bonds— Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also

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be subject to liquidity risk.

Foreign Currency Forward Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Illiquid Securities — An illiquid security is one that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Portfolio's net asset value. Each Portfolio (other than the Money Market Portfolio) generally may invest up to 15% of its net assets in illiquid securities. The Money Market Portfolio may invest up to 10% of its net assets in illiquid securities. Each Portfolio may purchase certain restricted securities that can be resold to institutional investors and which may be determined to be liquid pursuant to the procedures of the Portfolios. Those securities are not subject to the 15% and 10% limits. The 15% and 10% limits are applied as of the date the Portfolio purchases an illiquid security. It is possible that a Portfolio's holding of illiquid securities could exceed the 15% limit (10% for the Money Market Portfolio), for example as a result of market developments or redemptions.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. See also "Swaps" defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities— Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. The Portfolios may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies and mortgage-backed securities issued by government sponsored enterprises such as the Federal National Mortgage Association (Fannie Maes), the Government National Mortgage Association (Ginnie Maes) and debt securities issued by the Federal Home Loan Mortgage Company (Freddie Macs) that

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are not backed by the full faith and credit of the United States. The Portfolios may also invest in private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified "multiplier." Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Private Investments in Public Equity (PIPEs) — A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against the box involves selling a security that the Portfolio owns, or has the right to obtain without additional costs, for delivery at a specified date in the future. A Portfolio may make a short sale against the box to hedge against anticipated declines in the market price of a portfolio security. If the value of the security sold short increases instead, the Portfolio loses the opportunity to participate in the gain.

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Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also "Options" defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps — In a total return swap, payment (or receipt) of an index's total return is exchanged for the receipt (or payment) of a floating interest rate. See also "Swaps" defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

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HOW THE FUND IS MANAGED

Board of Trustees

The Board of Trustees of the Fund (the Board) oversees the actions of the Investment Managers and the Subadvisers and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

Investment Managers

AST Investment Services, Inc. (AST) One Corporate Drive, Shelton, Connecticut, and Prudential Investments LLC (PI) Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, serve as co-investment managers of the Fund.

The Fund's Investment Management Agreements, on behalf of each Portfolio, with AST and PI (the Management Agreements), provide that AST and PI (the Investment Managers) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The Investment Managers have engaged the Subadvisers to conduct, in whole or in part, the investment programs of the Portfolios, which generally includes the purchase, retention and sale of portfolio securities. The Investment Managers are responsible for monitoring the activities of the Subadvisers and reporting on such activities to the Board. The Fund has obtained an exemption from the Securities and Exchange Commission (the Commission) that permits the Investment Managers, subject to approval by the Board, to change Subadvisers for a Portfolio and to enter into new subadvisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a manner similar to the Fund) is intended to facilitate the efficient supervision and management of the Subadvisers by the Investment Managers and the Trustees. PI conducts the investment program for the Dynamic Asset Allocation Portfolios as described above. PI in conjunction with asset allocation Subadvisers, conducts the investment program for the Tactical Asset Allocation Programs as described above. As set forth above, PI also conducts the investment program for a portion of the assets of the Advanced Strategies Portfolio.

Under normal conditions, the Investment Managers will determine the division of the assets of the Portfolios among the applicable Subadvisers and PI. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided among the Subadvisers and PI as the Investment Managers deem appropriate. The Investment Managers may change the target allocation of assets among Subadvisers, transfer assets between Subadvisers, or change the allocation of cash inflows or cash outflows among Subadvisers for any reason and at any time without notice. As a consequence, the Investment Managers may allocate assets or cash flows from a portfolio segment that has appreciated more to another portfolio segment.

Reallocations of assets among the Subadvisers and PI may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because the Subadvisers and PI select portfolio securities independently, it is possible that a security held by a portfolio segment may also be held by another portfolio segment of the Portfolio or that certain Subadvisers or PI may simultaneously favor the same industry. The Investment Managers will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if a Subadviser or PI buys a security as another Subadviser or PI sells it, the net position of the Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Portfolio will have incurred additional costs. The Investment Managers will consider these costs in determining the allocation of assets or cash flows. The Investment Managers will consider the timing of asset and cash flow reallocations based upon the best interests of each Portfolio and its shareholders.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreements is available in the Fund's semi-annual report (for agreements approved during the six month period ended June 30) and in the Fund's annual report (for agreements approved during the six month period ended December 31).

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Investment Management Fees

The following chart lists the total effective annualized investment management fees paid by each Portfolio of the Fund to AST during 2008:

Investment Management Fees Paid by the Portfolios
Portfolio	Total investment management fees as % of average net assets[1]
AST JPMorgan International Equity	.84
AST MFS Global Equity	.96
AST Small-Cap Growth	.90
AST Neuberger Berman Small-Cap Growth	.95
AST Federated Aggressive Growth	.95
AST Small-Cap Value	.90
AST Goldman Sachs Mid-Cap Growth	.99
AST Neuberger Berman Mid-Cap Growth	.90
AST T. Rowe Price Large-Cap Growth	.88
AST MFS Growth	.90
AST Marsico Capital Growth	.90
AST DeAM Large-Cap Value	.85
AST Large-Cap Value	.74
AST Cohen & Steers Realty	.90
AST T. Rowe Price Natural Resources	.90
AST UBS Dynamic Alpha	1.00
AST T. Rowe Price Global Bond	.80
AST PIMCO Limited Maturity Bond	.65

Note to Investment Management Fees Table: 1Please refer to the Statement of Additional Information for contractual fee information for each of the portfolios.

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Investment Subadvisers

The Portfolios of the Fund each have one more or more investment Subadvisers providing the day-to-day investment management of the Portfolio. PI provides for the day-to-day investment management of the AST Dynamic Asset Allocation Portfolios. AST pays each investment Subadviser a subadvisory fee out of the fee that AST receives from the Fund. The investment Subadvisers for each Portfolio of the Fund are listed in the table below:

Portfolio	Investment Subadviser
AST JPMorgan International Equity	J.P. Morgan Investment Management, Inc.
AST MFS Global Equity	Massachusetts Financial Services Company
AST Small-Cap Growth	Eagle Asset Management, Inc.
AST Neuberger Berman Small-Cap Growth	Neuberger Berman Management LLC
AST Federated Aggressive Growth	Federated Equity Management Company of Pennsylvania
AST Small-Cap Value	J.P. Morgan Investment Management, Inc.
Lee Munder Investments, Ltd.
ClearBridge Advisors, LLC
Dreman Value Management, L.L.C.
AST Goldman Sachs Mid-Cap Growth	Goldman Sachs Asset Management, L.P.
AST Neuberger Berman Mid-Cap Growth	Neuberger Berman Management LLC
AST T. Rowe Price Large-Cap Growth	T. Rowe Price Associates, Inc.
AST MFS Growth	Massachusetts Financial Services Company
AST Marsico Capital Growth	Marsico Capital Management, LLC
AST DeAM Large-Cap Value	Deutsche Investment Management Americas Inc.
AST Large-Cap Value	Hotchkis and Wiley Capital Management LLC
Eaton Vance Management
Dreman Value Management, L.L.C.
AST Cohen & Steers Realty	Cohen & Steers Capital Management, Inc.
AST T. Rowe Price Natural Resources	T. Rowe Price Associates, Inc.
AST UBS Dynamic Alpha	UBS Global Asset Management (Americas), Inc.
AST T. Rowe Price Global Bond	T. Rowe Price International, Inc.
AST PIMCO Limited Maturity Bond	Pacific Investment Management Company LLC

Descriptions of each Subadviser are set out below:

ClearBridge Advisors, LLC (ClearBridge) has offices at 620 8th Avenue, New York, New York, 10018. ClearBridge is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2008, ClearBridge had assets under management of approximately $49.9 billion.

Cohen & Steers Capital Management, Inc. (Cohen & Steers) is a manager of income-oriented equity portfolios specializing in U.S. and international real estate securities, large cap value stocks, utilities and listed infrastructure, and preferred securities.. As of December 31, 2008, Cohen & Steers managed approximately $15.1 billion in assets. Cohen & Steers is a wholly owned subsidiary of Cohen & Steers, Inc. ("CNS"), a publicly traded company whose common stock is listed on the New York Stock Exchange. Cohen & Steers' address is 280 Park Avenue, New York, New York 10017.

Deutsche Investment Management Americas Inc. (DIMA) was founded in 1838 as Morgan Grenfell Inc., is part of Deutsche Asset Management group (DeAM), and has provided asset management services since 1953. As of December 31, 2008, DeAM managed approximately $655 billion in assets. DIMA's address is 345 Park Avenue, New York, New York 10154.

Dreman Value Management, L.L.C. (Dreman) had approximately $8.5 billion under management as of December 31, 2008. Dreman's offices are located at Harborside Financial Center, Plaza 10, Suite 800, Jersey City, NJ 07311. Dreman's address is 520 East Cooper Ave., Suite 230-4, Aspen, CO 81611. Dreman is an employee controlled and limited liability company with clients including, but not limited to, registered investment companies, separate accounts offered by variable annuity products, and individual investor accounts.

Eagle Asset Management, Inc. (Eagle) is a wholly-owned subsidiary of Raymond James Financial, Inc. that was founded in 1976.

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Eagle employs approximately 39 investment professionals, and has approximately $11.3 billion in assets under management as of December 31, 2008. Eagle's address is 880 Carillon Parkway, St. Petersburg, Florida 33716.

Eaton Vance Management is one of the oldest financial services firms in the United States, with a history dating to 1924. Eaton Vance was created in 1979 by the merger of two Boston-based investment management companies - Eaton Howard, Inc. (founded in 1924) and Vance Sanders Company, Inc. (founded in 1934). As such, Eaton Vance is the product of a union between two Boston-based money managers whose roots date to the founding days of the U.S. investment management industry. The principal address of Eaton Vance is Two International Place, Boston, Massachusetts 02110. As of December 31, 2008, Eaton Vance and its affiliates had approximately $124.9 billion in assets under management.

Federated Equity Management Company of Pennsylvania (Federated Equity). Federated Advisory Services Company (Federated Services), an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to Federated Equity. The fee for these services is paid by the Federated Equity and not by the Fund. Federated Global Investment Management Corp. (Federated Global), 450 Lexington Avenue, Suite 3700, New York, New York 10017-3943 serves as Subadviser. Federated Equity was organized in 2003, and Federated Global was organized in 1995. Federated Equity, Federated Global and their affiliates serve as investment advisors to a number of investment companies and private accounts. Total assets under management or administration by Federated and its affiliates as of December 31, 2008 were approximately $407.3 billion. Federated Equity's address is Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779.

Goldman Sachs Asset Management, L.P. (GSAM) has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"). As of December 31, 2008, GSAM, including its investment advisory affiliates, had assets under management of $690.7 billion. GSAM's address is 32 Old Slip, New York, New York 10005.

Hotchkis and Wiley Capital Management LLC (Hotchkis and Wiley) is a registered investment adviser, the primary members of which are HWCap Holdings, a limited liability company whose members are current and former employees of Hotchkis and Wiley and Stephens-HW, LLC, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company. As of December 31, 2008, Hotchkis and Wiley had approximately $10.8 billion in assets under management. Hotchkis and Wiley's address is 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017-5439.

J.P. Morgan Investment Management Inc. (J.P. Morgan) is an indirect wholly-owned subsidiary of J.P. Morgan Chase Co., a publicly held bank holding company and global financial services firm. JP Morgan manages assets for governments, corporations, endowments, foundations and individuals worldwide. As of December 31, 2008, J.P. Morgan and its affiliated companies had approximately $1.1 trillion in assets under management worldwide. J.P. Morgan's address is 245 Park Avenue, New York, New York 10167.

Lee Munder Investments, Ltd. (Lee Munder) was founded in 2000 and is 80% owned by its employees with the remainder of the firm owned by Castanea Partners. As of December 31, 2008, Lee Munder managed approximately $3.0 billion in assets. Lee Munder's address is 200 Clarendon Street, Boston, Massachusetts 02116.

Marsico Capital Management, LLC (MCM) was organized in September 1997 as a registered investment adviser and is an independently-owned investment management firm. MCM provides investment services to mutual funds and private accounts and, as of December 31, 2008, had approximately $56 billion under management. Thomas F. Marsico is the founder, Chief Executive Officer and Chief Investment Officer of MCM. MCM's address is 1200 17th Street, Suite 1600, Denver, CO 80202.

Massachusetts Financial Services Company (MFS). MFS is the oldest U.S. mutual fund organization. MFS and its predecessor organizations have managed money since 1924 and founded the first mutual fund in the United States. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). The principal address of MFS is 500 Boylston Street, Boston, Massachusetts 02116. Net assets under management of the MFS organization were approximately $128 billion as of December 31, 2008.

Neuberger Berman Management LLC (Neuberger Berman), is a subsidiary of Neuberger Berman Holdings LLC, an investment advisory company serving individuals, families, and taxable and non-taxable institutions with a broad range of investment products, services and strategies. Neuberger Berman engages in wealth management services including private asset management, tax and financial planning, and personal and institutional trust services; mutual funds, institutional management and alternative investments. Neuberger Berman and its affiliates had approximately $165 billion in assets under management as of December 31, 2008. Neuberger Berman's address is 605 Third Avenue, New York, New York 10158.

Pacific Investment Management Company LLC (PIMCO) a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P., ("AGI LP"). Allianz SE ("Allianz SE") is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company. As of December 31, 2008, PIMCO managed $747 billion in assets. PIMCO's address is 840 Newport Center Drive, Newport Beach, California 92660.

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T. Rowe Price Associates, Inc. (T. Rowe Price) and its affiliates managed approximately $276.3 billion in assets as of December 31, 2008. T. Rowe Price's address is 100 East Pratt Street, Baltimore, Maryland 21202.

T. Rowe Price International, Inc. (T. Rowe Price International), a Maryland corporation, is a wholly owned subsidiary of TRP Finance, Inc. T. Rowe Price International was incorporated in Maryland in 1979 and provides investment counsel service with respect to foreign securities for institutional investors. In addition to managing private counsel client accounts, T. Rowe Price International also sponsors and serves as adviser and Subadviser to U.S. and foreign registered investment companies which invest in foreign securities, and provides investment advice to the T. Rowe Price Trust Company, trustee of the International Common Trust Fund. T. Rowe Price International, which has offices in London, Baltimore, and other global locations, is an SEC registered investment adviser under the Investment Advisers Act of 1940, and is also registered with the Financial Services Authority ("FSA") in the United Kingdom, the Monetary Authority of Singapore ("MAS"), and the Securities and Futures Commission of Hong Kong ("SFC"). As of December 31, 2008, T. Rowe Price International had approximately $34.1 billion in total assets under management.

UBS Global Asset Management (Americas) Inc. (UBS) is a Delaware corporation and an investment adviser registered with the SEC. UBS is an indirect, wholly owned subsidiary of UBS AG and a member of the UBS Global Asset Management Division, which had approximately $539 billion in assets under management as of December 31, 2008. UBS AG is an internationally diversified organization headquartered in Zurich and Basel, Switzerland, with operations in many areas of the financial services industry. UBS' address is One North Wacker Drive, Chicago, Illinois 60606.

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Portfolio Managers

Information about the portfolio managers responsible for the day-to-day management of the Fund's Portfolios is set forth below.

In addition to the information set forth below, the Fund's SAI provides additional information about each Portfolio Manager's compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager's ownership of shares of the Fund's Portfolios.

AST JPMorgan International Equity Portfolio

The portfolio manager responsible for the day-to-day management of the Portfolio is James WT Fisher. Mr. Fisher, a Managing Director of J.P. Morgan, is a portfolio manager in the Global Portfolio Group Equities Team based in London. He joined J.P. Morgan in 1985. He has managed the Portfolio since J. P. Morgan became its Subadviser in February 2004.

AST MFS Global Equity Portfolio

David R. Mannheim, an Investment Officer of MFS, is a co-manager of the Portfolio. He has been employed in the investment area of MFS since 1988.

AST Small-Cap Growth Portfolio

The portfolio manager primarily responsible for management of the Portfolio is Bert L. Boksen, CFA. Mr. Boksen is Senior Vice President and Managing Director of Eagle. He earned a B.A. in Business from City College of New York in 1970, and an M.B.A. in Finance from St. John's University in 1977. Mr. Boksen is a Chartered Financial Analyst. Since January 2002, Mr. Boksen has served as Manager and President of EB Management I, LLC, general partner of Investment Partnership. Since April 1995, Mr. Boksen has served as Senior Vice President of Eagle Asset Management,Inc. He has portfolio management responsibilities for the Small Cap Growth Equity accounts. Mr. Boksen was appointed Managing Director of Eagle in June 1999. Prior to joining Eagle, Mr. Boksen was Senior Vice President and Chief Investment Officer of Raymond James Associates, Inc., where he was Chairman of the Raymond James Focus Committee. Mr. Boksen has been a registered representative of Raymond James Associates, Inc., since 1979.

Mr. Bosken is assisted by Eric Mintz, CFA. Mr. Mintz is an Assistant Portfolio Manager for Small Cap Growth equity accounts. Mr. Mintz joined Eagle in 2005 as a Senior Research Analyst and brings 12 years of investment experience as an analyst and research associate. He holds a B.A. in economics from Washington and Lee University and earned his M.B.A. from the University of Southern California. Mintz received his Chartered Financial Analyst designation in 2000.

AST Neuberger Berman Small-Cap Growth Portfolio

The portfolio manager responsible for the day-to-day management of the Portfolio is David Burshtan. Mr. Burshtan is a Vice President of Neuberger Berman Management LLC and a Managing Director of Neuberger Berman LLC. He joined the firm in 2002. Previously, he held portfolio manager and analyst positions at Northern Trust, Scudder-Kemper Investments and Texas Commerce Bank. He began his investment career in 1988 as an analyst at Rotan Mosle. David graduated from Brown University with a B.A. and received an M.B.A. from the University of Chicago.

AST Federated Aggressive Growth Portfolio

The portfolio managers responsible for management of the Federated Equity portion of the Portfolio are Aash M. Shah, Lawrence Auriana, Hans P. Utsch and John Ettinger. Mr. Shah has managed the Portfolio since May 2002. Mr. Shah joined Federated Equity's parent company in 1993, has been a Portfolio Manager since 1995, and has been a Vice President of the parent company since January 1997. Mr. Shah served as an Assistant Vice President of the parent company from 1995 through 1996. Mr. Auriana has managed the portfolio since May 2002. He and Mr. Utsch are Co-Heads of Federated Global's Kaufman Investment Area. They joined Federated Global's parent company in April 2001. Mr.Auriana was the portfolio manager of The Kaufmann Fund, from 1985 to 2001. From 1984 to 2001, he was the President and Treasurer of Edgemont Asset Management Corp., the adviser to The Kaufmann Fund. Mr. Auriana has been engaged in the securities business since 1965. Mr.Utsch has managed the portfolio since May 2002. Mr. Utsch was the portfolio manager of The Kaufmann Fund, from 1985 to 2001. From 1984 to 2001, he was Chairman of the Board and Secretary of Edgemont Asset Management Corp. Mr. Utsch has been engaged in the securities business since 1962. Mr.Ettinger was named a portfolio manager of the Portfolio in May 2004. Mr. Ettinger has been an investment analyst with Federated Equity's parent company since April 2001. He served as an investment analyst with Edgemont Asset Management Corp. from 1996 to 2001.

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AST Small-Cap Value Portfolio

J.P. Morgan Segment. The portfolio managers responsible for day-to-day management of the portion of the Portfolio managed by JP Morgan are Christopher T. Blum and Dennis S. Ruhl.

Christopher T. Blum, managing director, is the CIO of the U.S. Behavioral Finance Group. An employee since 2001, Chris is responsible for the Intrepid and Behavioral Small Cap strategies. Chris rejoined the firm in 2001 where he acted as a portfolio manager and headed the U.S. Behavioral Finance Small Cap Equity Group. Before rejoining the firm in 2001, Chris spent two years as a research analyst responsible for the valuation and acquisition of private equity assets at Pomona Capital. Prior to that, he spent over three years in the U.S. Structured Equity Group at J.P. Morgan where he focused on structured small-cap core and small-cap value accounts. Christopher earned his B.B.A. in finance at the Bernard M. Baruch School for Business and is a holder of the CFA designation.

Dennis S. Ruhl, vice president, is the head of the U.S. Behavioral Finance Small Cap Equity Group. A member of the team since 2001, Dennis also acts as a portfolio manager and leads the group's quantitative research effort. An employee since 1999, Dennis previously worked on quantitative equity research (focusing on trading) as well as business development. Dennis holds dual bachelor's degrees in mathematics and computer science and a master's degree in computer science, all from MIT. Dennis is the former New York and National Chair of the Board of Minds Matter, a non-profit mentoring organization. He is also a board member of the MIT Club of New York and Regional Vice Chair of the MIT Educational Council. Dennis is a CFA charterholder.

Lee Munder Segment. R. Todd Vingers serves as the portfolio manager for the portion of the Portfolio managed by Lee Munder. Mr. Vingers joined Lee Munder in June 2002 as a small cap value portfolio manager. Mr. Vingers has over 18 years of investment experience and most recently served as vice president and senior portfolio manager for American Century Investments. Prior to joining American Century Investments, Mr. Vingers was a valuation analyst for the Hawthorne Company. Mr. Vingers earned a B.A. from the University of St. Thomas and an M.B.A. from the University of Chicago Graduate School of Business. Mr. Vingers is a member of the Institute of Chartered Financial Analysts and the Association for Investment Management and Research (AIMR). Mr. Vingers has managed the Portfolio since Lee Munder became one of its Subadvisers in November 2004.

ClearBridge Segment. Peter Hable is the lead portfolio manager and is assisted by a team of portfolio managers that includes Mark Bourguignon, Marina Chinn, Mark Feasey and Michael Kang, each of whom is a director and portfolio analyst of the Subadviser.

Mr. Hable is ultimately responsible for all buy and sell decisions and sector allocations.Mr. Hable has more than 26 years of investment industry experience and has managed the ClearBridge portion of the Portfolio since December 2005. Mr. Hable has a B.S. in Economics from Southern Methodist University and an MBA from the University of Pennsylvania's Wharton School of Finance.

Mark Bourguignon joined the Subadviser its predecessor companies in 2003 and has 10 years of investment industry experience. From 2001 to 2002, he was a research analyst at Option Advantage Partners, LP.

Mark Feasey, CFA, joined the Subadviser or its predecessor companies in 2005 and has 11 years of investment industry experience. From 2002 to 2005, he was an equity analyst at Hotchkis and Wiley Capital Management.

Marina Chinn joined the Subadviser or its predecessor companies in June 2005 and has 6 years of investment industry experience. From January to March 2005, she was a vice president and investment banker at Citigroup Global Corporate and Investment Bank ("Citigroup") and from August 2001 to December 2004, she was an associate and investment banker at Citigroup.

Michael Kang joined the Subadviser or its predecessor companies in 2004 and has 9 years of investment industry experience. In January 2003, Mr. Kang joined Carlin Financial Group as a proprietary trader and prior to that, he was a global technology analyst at Montgomery Asset Management.

Dreman Segment. David N. Dreman, E. Clifton Hoover, Jr., CFA, and Mark Roach manage the portion of the Portfolio assigned to Dreman. David N. Dreman is the Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and Co-Lead Portfolio Manager. Mr. Dreman began his investment career in 1957, and is the founder of Dreman Value Management, L.L.C. Mr. Dreman serves as the co-lead portfolio manager. Mr. Dreman founded his first investment firm, Dreman Value Management, Inc., in 1977 and served as its President and then Chairman to 1995, followed by a similar role at Dreman Value Advisors, Inc. from 1995 to 1997.

E. Clifton Hoover, Jr., CFA has over 20 years of experience in the investment management industry. He has built his career on the low P/E approach to investing, that is at the center of the Dreman philosophy. Prior to joining Dreman Value Management, L.L.C. Mr.

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Hoover was a Managing Director and Portfolio Manager at NFJ Investment Group. In this role Mr. Hoover managed a Dividend Value portfolio and Small Cap portfolio. In addition, he assisted with consultant relationship building and retail channel support for both mutual fund and wrap accounts. Mr. Hoover also has experience from Credit Lyonnais where he was responsible for the financial analysis and client servicing of a $5 billion diversified corporate portfolio, involving various debt instruments and equity investments. At Citibank Financial where he worked earlier in his career, Mr. Hoover gained experience as a Financial Analyst. In this position he was responsible for the in-depth financial analysis of US companies and their respective industries with regard to potential debt or equity transactions. At RepublicBank where Mr. Hoover began his career in finance he worked as a Credit Analyst a progressed up the ranks to Vice President of Corporate Banking. Mr. Hoover graduated from Texas Tech University in 1984 with his BBA in Finance. He then went on to complete his MS in Finance at Texas Tech the following year.

Mark Roach is a Managing Director of Dreman. Mark Roach joined Dreman Value Management in November 2006 as a Managing Director and Portfolio Manager of Small and Mid Cap products. Prior to joining Dreman, Mr. Roach was a Portfolio Manager at Vaughan Nelson Investment Management, managing a small cap product from 2002 through 2006. In April of 2006, Mr. Roach was also given the responsibility for the management of the newly seeded MidCap product with approximately $770 million in assets which was benchmarked against the Russell Mid Cap Value Index and the Russell 2500 Value Index. Mr. Roach has significant experience in working with institutions, pensions and endowments and is well known in the consulting and high net worth community. Mr. Roach served as a security analyst from 1997 to 2001 for various institutions including Fifth-Third Bank, Lynch, Jones Ryan and USAA. Mr. Roach also serves as a Board Member on the Rice University Wright Fund since 2003. He has an MBA from the University of Chicago's Graduate School of Business and a bachelors Degree from the Baldwin Wallace College.

AST Goldman Sachs Mid-Cap Growth Portfolio

The portfolio managers responsible for the day-to-day management of the Portfolio are Steve Barry, Dave Shell and Greg Ekizian.

Steven M. Barry is a Managing Director/Partner of Goldman, Sachs & Co. He is a Chief Investment Officer and a senior portfolio manager for the Growth Team. He has primary responsibility for investment research in industrials and multi-industry companies. He is also responsible for the team's Mid Cap Growth strategy. Prior to joining Goldman Sachs Asset Management, L.P. in June 1999, he was a portfolio manager at Alliance Capital Management. During Steve's eleven year tenure at Alliance, he managed growth portfolios with varying mandates including Small Capitalization, All-Capitalization, and Mid-Capitalization. His past experiences also include 3 years with Hutton Asset Management. He graduated from Boston College in 1985 with a B.A. in Mathematics and Economics.

David G. Shell is a Managing Director/Partner of Goldman, Sachs & Co. He is a Chief Investment Officer and a senior portfolio manager for the Growth Team. He has primary responsibility for investment research in entertainment, cable television, broadcasting, telecommunications, and wireless communications. Dave was a senior portfolio manager at Liberty Investment Management prior to Goldman Sachs Asset Management's acquisition of Liberty in January 1997. He joined Liberty's predecessor firm, Eagle Asset Management, in 1987. Dave graduated from the University of South Florida in 1987 with a B.A. in Finance.

AST Neuberger Berman Mid-Cap Growth Portfolio

The Portfolio is managed by Kenneth J. Turek. Mr. Turek has managed or co-managed two equity mutual funds and other equity portfolios for several other investment managers since 1985. Mr. Turek is a Vice President of NB Management and a Managing Director of Neuberger Berman, LLC.

AST T. Rowe Price Large-Cap Growth Portfolio

T. Rowe Price manages the Portfolio through an Investment Advisory Committee. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program.Robert Sharps is the Investment Advisory Committee Member responsible for the Portfolio.

Mr. Sharps is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He is also the lead Portfolio Manager on the Large-Cap Growth Strategy Team in the Equity Division. Mr. Sharps serves as Vice President and an Investment Advisory Committee member of the Growth Stock Fund, Blue Chip Growth Fund, Global Stock Fund, and New America Growth Fund. He is also a member of the Investment Advisory Committee of the Tax-Efficient Growth Fund. Prior to joining the firm in 1997, Mr. Sharps was a Senior Consultant at KPMG Peat Marwick. He earned a B.S., summa cum laude, in Accounting from Towson University and an M.B.A. in Finance from the Wharton School, University of Pennsylvania. Mr. Sharps has also earned the Chartered Financial Analyst and Certified Public Accountant accreditations.

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AST MFS Growth Portfolio

Stephen Pesek, CFA, an Investment Officer of MFS, manages the Portfolio. He has been employed in the investment area of MFS since 1994.

AST Marsico Capital Growth Portfolio

Thomas F. Marsico is the founder, Chief Executive Officer, and Chief Investment Officer of MCM.

AST DeAM Large-Cap Value Portfolio

Robert Wang, Julie Abbett and James Francis, CFA, are the portfolio managers for the Portfolios. Mr. Wang, a Managing Director of DIMA, joined DIMA in 1995 and serves as Head of Quantitative Strategies Portfolio Management: New York. Ms. Abbett, a Director of DIMA, joined DIMA in 2000 and is a senior portfolio manager for Active Quantitative Equity: New York. Ms. Abbett has served as a portfolio manager of the Portfolios since July 2002. Mr. Francis joined DeAM on June 2, 2008 after 20 years of experience as a senior quantitative global equity portfolio manager at State Street Global Advisors, and most recently at Northern Trust Global Investments. Mr. Francis has served as a portfolio manager for the Portfolios since June 2008.

AST Large-Cap Value Portfolio

Hotchkis and Wiley Segment. Hotchkis and Wiley manages institutional separate accounts and is the advisor and sub-advisor to mutual funds, including the Portfolio. The investment process employed is the same for similar accounts, including the Portfolio and is team-based utilizing primarily in-house, fundamental research. The investment research staff is organized by industry and sector and supports all of the accounts managed in each of the Hotchkis and Wiley investment strategies. Portfolio coordinators for each strategy ensure that the best thinking of the investment team is reflected in the "target portfolios". Investment ideas for the Portfolio are generated by Hotchkis' investment team. Hotchkis and Wiley has identified the portfolio managers with the most significant responsibility for the Portfolio. The list does not include all members of the investment team.

George Davis, Judd Peters, Scott McBride, Patricia McKenna and Sheldon Lieberman participate in the investment research review and decision-making process for the Portfolio. Mr. McBride, Mr. Peters and Mr. Davis coordinate the day to day management of the Portfolio. Mr. Davis, Principal, Portfolio Manager and Chief Executive Officer, joined Hotchkis' investment team in 1988. Mr. Peters, Portfolio Manager, joined Hotchkis' investment team in 1999. Mr. McBride, Portfolio Manager, joined Hotchkis' investment team in 2001. Ms. McKenna, Principal and Portfolio Manager, joined Hotchkis' investment team in 1995. Mr. Lieberman, Principal and Portfolio Manager, joined Hotchkis' investment team in 1994.

Eaton Vance Segment. Michael Mach manages the portion of the Portfolio assigned to Eaton Vance.

Michael R. Mach, CFA, is a Vice President of Eaton Vance Management. Mr. Mach joined Eaton Vance in 1999 from Robertson Stephens, where he held the position of managing director and senior analyst of the Industrial Opportunities research product since 1998. From 1996-1998, he served as managing director and senior analyst of Piper Jaffray's Industrial Select research product. In addition, from 1989-1996, Mr. Mach served as a Senior Vice President at Putnam Investments, with responsibilities that included equity analysis, mutual fund and institutional account management. Mr. Mach's prior experience also includes analyst and portfolio manager positions with Freedom Capital from 1987-1989, Gardner Preston Moss from 1985-1987 and Delaware Investment Advisors from 1978-1985.

Mr. Mach earned a B.B.A. in marketing and psychology from the University of Wisconsin, an M.A. in social sciences and an M.B.A. with concentrations in finance, economics and international business from the University of Chicago.

Dreman Segment. David N. Dreman and E. Clifton Hoover, Jr., CFA manage the portion of the Portfolio assigned to Dreman.

David N. Dreman is the Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and Co-Lead Portfolio Manager. Mr. Dreman began his investment career in 1957, and is the founder of Dreman Value Management, L.L.C. Mr. Dreman serves as the co-lead portfolio manager. Mr. Dreman founded his first investment firm, Dreman Value Management, Inc., in 1977 and served as its President and then Chairman to 1995, followed by a similar role at Dreman Value Advisors, Inc. from 1995 to 1997.

E. Clifton Hoover, Jr., CFA has over 20 years of experience in the investment management industry. He has built his career on the low

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P/E approach to investing, that is at the center of the Dreman philosophy. Prior to joining Dreman Value Management, L.L.C. Mr. Hoover was a Managing Director and Portfolio Manager at NFJ Investment Group. In this role Mr. Hoover managed a Dividend Value portfolio and Small Cap portfolio. In addition, he assisted with consultant relationship building and retail channel support for both mutual fund and wrap accounts. Mr. Hoover also has experience from Credit Lyonnais where he was responsible for the financial analysis and client servicing of a $5 billion diversified corporate portfolio, involving various debt instruments and equity investments. At Citibank Financial where he worked earlier in his career, Mr. Hoover gained experience as a Financial Analyst. In this position he was responsible for the in-depth financial analysis of US companies and their respective industries with regard to potential debt or equity transactions. At RepublicBank where Mr. Hoover began his career in finance he worked as a Credit Analyst a progressed up the ranks to Vice President of Corporate Banking. Mr. Hoover graduated from Texas Tech University in 1984 with his BBA in Finance. He then went on to complete his MS in Finance at Texas Tech the following year.

AST Cohen & Steers Realty Portfolio

The portfolio managers responsible for the day-to-day management of the Portfolio are: Martin Cohen, Robert H. Steers, Joseph M. Harvey and Jon Y. Cheigh, CPA.

Martin Cohen, co-chairman and co-CEO, is a senior portfolio manager for all of Cohen & Steers' portfolios and a member of the firm's investment committee. He has 31 years of experience. Prior to co-founding the firm in 1986 with Mr. Steers, Mr. Cohen was a senior vice president and portfolio manager at National Securities and Research Corporation from 1984 to 1986, where, in 1985, he and Mr. Steers organized and managed the nation's first real estate securities mutual fund. Mr. Cohen has a BS degree from the City College of New York and an MBA degree from New York University. He has served as a member of the Board of Governors of the National Association of Real Estate Investment Trusts. In 2001, he was the recipient of the National Association of Real Estate Investment Trusts Industry Achievement Award. He is based in New York.

Robert H. Steers, co-chairman and co-CEO, is a senior portfolio manager for all of Cohen & Steers' portfolios and a member of the firm's investment committee. He has 30 years of experience. Prior to co-founding the firm in 1986 with Mr. Cohen, Mr. Steers was a senior vice president and the chief investment officer of National Securities and Research Corporation from 1982 to 1986, where, in 1985, he and Mr. Cohen organized and managed the nation's first real estate securities mutual fund. Mr. Steers has a BS degree from Georgetown University and an MBA degree from George Washington University. He is based in New York.

Joseph M. Harvey, president, is global chief investment officer and senior portfolio manager for all of Cohen & Steers' portfolios and a member of the firm's investment committee. He has 20 years of experience. Prior to joining the firm in 1992, Mr. Harvey was a vice president with Robert A. Stanger Co. for five years, where he was an analyst specializing in real estate and related securities for the firm's research and consulting activities. Mr. Harvey has a BSE degree from Princeton University. He is based in New York.

Jon Y. Cheigh, CPA, senior vice president, is a portfolio manager for Cohen & Steers' U.S. Realty Total Return portfolios. He has 12 years of experience. Prior to joining the firm in 2005, Mr. Cheigh was a vice president and senior REIT analyst for two years at Security Capital Research Management. Previously, he was a vice president of real estate acquisitions at InterPark and an acquisitions associate at Urban Growth Property Trust, two privately held REITs. Mr. Cheigh has a BA cum laude from Williams College and an MBA degree from the University of Chicago. He is based in New York. He has been managing the Portfolio since March 2008.

Cohen & Steers utilizes a team-based approach in managing the Fund. Mr. Cohen, Mr. Steers and Mr. Harvey are the leaders of this team. Mr. Cheigh directs and supervises the execution of the Fund's investment strategy.

AST T. Rowe Price Natural Resources Portfolio

T. Rowe Price manages the Portfolio through an Investment Advisory Committee. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program.Charles M. Ober is the Investment Advisory Committee Chairman for the Portfolio.

Mr. Ober is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He is also a Portfolio Manager and Research Analyst in the Equity Division. As an analyst, he covers global energy majors. Mr. Ober is President of the T. Rowe Price New Era Fund and Chairman of the Fund's Investment Advisory Committee. He also serves as a Vice President and Investment Advisory Committee member of the T. Rowe Price Real Estate Fund and Global Stock Fund. Before joining the firm in 1980, Mr. Ober was employed as an Equity Analyst with Morgan Guaranty Trust in New York for five years, during which period he followed 12 industries. Mr. Ober earned a B.A. from Cornell University and an M.B.A. in Finance from Columbia University. He has also earned the Chartered Financial Analyst accreditation.

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AST UBS Dynamic Alpha Portfolio

Curt Custard is a Managing Director and has been Head of Global lnvestment Solutions at UBS Global Asset Management since March 2008. Mr. Custard is also a member of the UBS Global Asset Management Executive Committee. Prior to joining UBS Global Asset Management, Mr. Custard was global head of multi-asset solutions at Schroders since 2004. Prior to this, Mr. Custard , was chief investment officer of the multi-asset and balanced business of Allianz Global Investors in London since 2000.

AST T. Rowe Price Global Bond Portfolio

The Portfolio has an investment advisory group that has day-to-day responsibility for managing the Portfolio and developing and executing the Portfolio's investment program. The advisory group consists of Ian Kelson, Christopher Rothery, Daniel O. Shackelford, Brian Brennan and Michael Conelius.

Mr. Kelson is the lead member of the Portfolio's advisory group, responsible for implementing and monitoring the Portfolio's overall investment strategy. Mr. Kelson joined T. Rowe Price International in November 2000 and is the firm's Head of International Fixed Income. From 1989 to 1999, Mr. Kelson was Head of Fixed Income at Morgan Grenfell/Deutsche Asset Management ("Morgan Grenfell") where he was responsible for $50 billion in global fixed income assets.

Mr. Rothery joined T. Rowe Price International in 1994 and has 16 years of experience managing multi-currency fixed-income portfolios. Mr. Rothery is responsible for making recommendations regarding the Portfolio's non-U.S. investment grade investments.

Mr. Shackelford joined T. Rowe Price in 1999; prior to that he was the Principal and Head of Fixed Income for Investment Counselors of Maryland.

Mr. Brennan joined T. Rowe Price in 2000; prior to that he was a fixed income manager at Howard Hughes Medical Institute.

Mr. Shackelford and Mr. Brennan are responsible for making recommendations regarding the fund's U.S. investment-grade investments. Mr. Conelius joined T. Rowe Price International in 1995 and focuses on the Portfolio's emerging market sovereign debt investments.

AST PIMCO Limited Maturity Bond Portfolio

Paul A. McCulley is a Managing Director, generalist portfolio manager, member of the investment committee and head of PIMCO's Short-Term Desk. He also leads PIMCO's Cyclical Economic Forum and is author of the monthly research publication Global Central Bank Focus. Mr. McCulley joined the firm in 1999, previously serving as Chief Economist for the Americas for UBS Warburg. From 1996 and 1998, he was named to six seats on the Institutional Investor All-America Fixed Income Research team. He has over twenty years of investment experience and holds a bachelor's degree from Grinnell College and an MBA from Columbia University Graduate School of Business.

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HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS

Purchasing and Redeeming Shares of the Portfolios

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Redemption in Kind

The Fund may pay the redemption price to shareholders of record (generally, the insurance company separate accounts holding Fund shares) in whole or in part by a distribution in-kind of securities from the relevant investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission (SEC) and procedures adopted by the Fund's Board of Trustees. Securities will be readily marketable and will be valued in the same manner as in a regular redemption.

If shares are redeemed in kind, the recipient will incur transaction costs in converting such assets into cash. These procedures govern the redemption by the shareholder of record, generally an insurance company separate account. The procedures do not affect payments by an insurance company to a contract owner under a variable contract.

Frequent Purchases or Redemptions of Portfolio Shares

The Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the "PI funds"). Frequent purchases and redemptions may adversely affect the investment performance and interests of long-term investors in the Portfolios. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This may cause the PI funds to sell Portfolio securities at inopportune times, hurting their investment performance. When large dollar amounts are involved, frequent trading can also make it difficult for the PI funds to use long-term investment strategies because they cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased transaction and tax costs.

Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor's frequent trading strategies.

The Boards of Directors/Trustees of the PI funds, including the Fund, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Fund are limited, however, because the Fund does not directly sell its shares directly to the public. Instead, Portfolio shares are sold only to insurance company separate accounts that fund variable annuity contracts and variable life insurance policies (together, the "contracts"). Therefore, the insurance companies purchasing Portfolio shares (the "participating insurance companies"), not the Fund, maintain the individual contract owner account records. Each participating insurance company submits to the Fund's transfer agent daily aggregate orders combining the transactions of many contract owners. Therefore, the Fund and its transfer agent do not monitor trading by individual contract owners.

Under the Fund's policies and procedures, the Fund has notified each participating insurance company that the Fund expects the insurance company to impose restrictions on transfers by contract owners. The current participating insurance companies are Prudential and two insurance companies not affiliated with Prudential. The Fund may add additional participating insurance companies in the future. The Fund receives reports on the trading restrictions imposed by Prudential on variable contract owners investing in the Portfolios, and the Fund monitors the aggregate cash flows received from unaffiliated insurance companies. In addition, the Fund has entered shareholder information agreements with participating insurance companies as required by Rule 22c-2 under the Investment Company Act. Under these agreements, the participating insurance companies have agreed to: (i) provide certain information regarding contract owners who engage in transactions involving Portfolio shares and (ii) execute any instructions from the Fund to restrict or prohibit further purchases or exchanges of Portfolio shares by contract owners who have been identified by the Fund as having engaged in transactions in Portfolio shares that violate the Fund's frequent trading policies and procedures. The

94

Fund and its transfer agent also reserve the right to reject all or a portion of a purchase order from a participating insurance company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.

The Fund also employs fair value pricing procedures to deter frequent trading. Those procedures are described in more detail under "Net Asset Value," below.

Each Fund of Funds invests primarily or exclusively in other Portfolios of the Trust that are not operated as Funds of Funds. These portfolios in which the Funds of Funds invest are referred to as Underlying Trust Portfolios. The policies that have been implemented by the participating insurance companies to discourage frequent trading apply to transactions in Funds of Funds shares. Transactions by the Funds of Funds in Underlying Trust Portfolio shares, however, are not subject to any limitations and are not considered frequent or short-term trading. For example, the Funds of Funds may engage in significant transactions in Underlying Trust Portfolio shares in order to: (i) change their investment focus, (ii) rebalance their investments to match the then-current asset allocation mix, (iii) respond to significant purchases or redemptions of Fund of Funds shares, or (iv) respond to changes required by the underlying contracts. These transactions by the Funds of Funds in Underlying Trust Portfolio shares may be disruptive to the management of an Underlying Trust Portfolio because such transactions may: (i) cause the Underlying Trust Portfolio to sell portfolio securities at inopportune times to have the cash necessary to pay redemption requests, hurting their investment performance, (ii) make it difficult for the Subadvisers for the Underlying Trust Portfolios to fully implement their investment strategies, and (iii) lead to increased transaction and tax costs.

The AST Bond Portfolios 2015, 2018, and 2019, the AST Investment Grade Bond Portfolio and certain other Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for the participating insurance companies to manage the guarantees offered in connection with these benefit programs, the insurance companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values (referred to in this Prospectus as the Permitted Sub-Accounts) and (ii) require contract holders to participate in certain specialized asset transfer programs. Under these asset transfer programs, the participating insurance companies will monitor each contract owner's account value from time to time and, if necessary, will systematically transfer amounts among the Permitted Sub-Accounts as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable.

As an example of how these asset transfer programs will operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract holder's account value within the Permitted Sub-Accounts) and certain market return scenarios involving "flat" returns over a period of time may cause participating insurance companies to transfer some or all of such contract owner's account value to a Target Maturity Portfolio or the AST Investment Grade Bond Portfolio. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by assets in investments like the Target Maturity Portfolios or the AST Investment Grade Bond Portfolio.

The above-referenced asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs. Such asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant investment adviser or Subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or Subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and the participating insurance companies to prevent such trading, there is no guarantee that the Fund or the participating insurance companies will be able to identify these investors or curtail their trading practices. Therefore, some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading. The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.

For information about the trading limitations applicable to you, please see the prospectus for your contract or contact your insurance company.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary

95

markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Fund's portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Trustees. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the U.S., because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

The Fund may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security's published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market.

Fair value pricing procedures are designed to result in prices for a Portfolio's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio's NAV by short-term traders.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $1 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio's NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All short-term debt securities held by the Money Market Portfolio are valued at amortized cost. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund's Board of Trustees has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

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Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a Subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a Subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A Subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Valuation of Private Real Estate-Related Investments. Private real estate-related investments owned by the Global Real Estate Portfolio will be fair valued each day using a methodology set forth in Valuation Policies and Procedures adopted by the Board of the Trust that incorporate periodic independently appraised values of the properties and include an estimate each day of net operating income (which reflects operating income and operating losses) for each property. Estimates of net operating income are adjusted monthly on a going forward basis as actual net operating income is recognized monthly.

An appraisal is an estimate of market value and not a precise measure of realizable value. Generally, appraisals will consider the financial aspects of a property, market transactions and the relative yield for an asset measured against comparable real estate investments. On any day, PREI may recommend to the Board's Valuation Committee an adjustment to the value of a private real estate-related investment based on market events or issuer-specific events that have increased or decreased the realizable value of the security. For example, adjustments may be recommended by PREI for events indicating an impairment of a borrower's or lessee's ability to pay amounts due or events which affect property values of the surrounding area. Other major market events for which adjustments may be recommended by PREI include changes in interest rates, domestic or foreign government actions or pronouncements, suspended trading or closings of stock exchanges, natural disasters or terrorist attacks. There can be no assurance that the factors for which an adjustment may be recommended by PREI will immediately come to the attention of PREI.

Appraised values do not necessarily represent the price at which real estate would sell since market prices of real estate can only be determined by negotiation between a willing buyer and seller. The realizable market value of real estate depends to a great extent on economic and other conditions beyond the control of the Global Real Estate Portfolio.

Distributor

The Trust currently sells its shares only to insurance company separate accounts to fund variable annuity and variable life insurance contracts. The Trust has no principal underwriter or distributor.

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OTHER INFORMATION

Federal Income Taxes

Each Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Portfolio's income, gains, losses, deductions, and credits are "passed through" pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Fund, including the application of state and local taxes.

Monitoring for Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of each Portfolio's portfolio securities is included in the Fund's SAI and on the Fund's website.

Legal Proceedings

On April 17, 2009, AST, one of the Investment Managers of the Fund, settled separate administrative proceedings brought by the SEC and the New York Attorney General's Office ("NYAG") regarding market timing activities of AST related to certain variable annuities and the Fund. The settlements relate to conduct that generally occurred between January 1998 and September 2003. Prudential Financial, Inc. ("Prudential Financial") acquired AST, formerly named American Skandia Investment Services, Inc., from Skandia Insurance Company Ltd. (publ) in May 2003. Subsequent to the acquisition, Prudential Financial implemented controls, procedures and measures designed to protect customers from the types of activities involved in these settlements. Under the terms of the settlements, AST is paying a total of $34 million in disgorgement and an additional $34 million as a civil money penalty, and AST has undertaken that by the end of 2009 it will undergo a compliance review by an independent third party, who shall issue a report of its findings and recommendations to AST's Board of Directors, the Audit Committee of the Fund and the Staff of the SEC. PI, the other Investment Manager of the Fund, is not involved in the settlements.

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Payments to Affiliates

PI and AST and its affiliates, including a subadviser or thedistributor of thePortfolios maycompensateaffiliates of PI and AST, including the insurance companies issuing variable annuity or variable life contractsby providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the variable annuity and/or variable life contracts which offer the Portfolios as investment options. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing material discussing the contracts, available options, andthe Portfolios.

The amounts paid depend on the nature of the meetings, the number of meetings attended byPI or AST, the subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level ofPI's, AST's, subadviser's or distributor's participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributor and the amounts of such payments may vary between and among each adviser, subadviser and distributor depending on their respective participation.

With respect to variable annuity contracts, the amounts paid under these arrangements to Prudential-affiliated insurers are set forth in the prospectuses for the variable annuitycontracts which offer the Portfolios as investment options.

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FINANCIAL HIGHLIGHTS

Introduction

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract charges are not included, the actual return that you will receive will be lower than the total return in each chart.

The financial highlights for the periods in the five years ended December 31 were part of the financial statements audited by KPMG LLP, the Fund's independent registered public accounting firm, whose reports on these financial statements were unqualified.

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	AST JPMorgan International Equity Portfolio

	Year Ended December 31,

	2008(d)		2007(d)	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$26.28		$24.37	$20.10	$18.31	$15.81

Income (Loss) From Investment Operations:
Net investment income	0.59		0.39	0.36	0.24	0.22
Net realized and unrealized gain (loss) on investments	(11.25)		1.92	4.18	1.75	2.46

Total from investment operations	(10.66)		2.31	4.54	1.99	2.68

Less Dividends and Distributions:
Dividends from net investment income	—		—	—	(0.20)	(0.18)
Distributions	(0.55)		(0.40)	(0.27)	—	—

Total dividends and distributions	(0.55)		(0.40)	(0.27)	(0.20)	(0.18)

Net Asset Value, end of year	$15.07		$26.28	$24.37	$20.10	$18.31

Total Return(a)	(41.34)%		9.49%	22.79%	11.01%	17.11%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$168.1		$498.0	$524.2	$469.4	$379.6
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.02	%(e)	1.00%	1.02%	1.07%	1.13	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.07	%(e)	1.00%	1.03%	1.07%	1.13	%(c)
Net investment income	2.71%		1.50%	1.54%	1.41%	1.34%
Portfolio turnover rate	18%		16%	16%	7%	91%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Calculated based on average shares outstanding during the year.
(e)	Includes loan interest expense of 0.01%.

	AST MFS Global Equity Portfolio

	Year Ended December 31,

	2008	2007(d)		2006		2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$13.81	$14.60		$12.98		$12.11	$10.25

Income (Loss) From Investment Operations:
Net investment income	0.18	0.12		0.25		0.08	0.04
Net realized and unrealized gain (loss) on investments	(3.97)	1.24		2.71		0.82	1.84

Total from investment operations	(3.79)	1.36		2.96		0.90	1.88

Less Dividends and Distributions:
Dividends from net investment income	—	—		—		(0.03)	(0.02)
Distributions	(2.96)	(2.15)		(1.34)		—	—

Total dividends and distributions	(2.96)	(2.15)		(1.34)		(0.03)	(0.02)

Net Asset Value, end of year	$7.06	$13.81		$14.60		$12.98	$12.11

Total Return(a)	(33.99)%	9.40%		24.30%		7.57%	18.39%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$76.1	$188.9		$250.6		$152.7	$166.3
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.26%	1.20	%(e)	1.21	%(e)	1.26%	1.35	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.30%	1.21	%(e)	1.25	%(e)	1.26%	1.35	%(c)
Net investment income	1.33%	0.77%		2.33%		0.58%	0.41%
Portfolio turnover rate	30%	31%		47%		49%	48%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Calculated based on average shares outstanding during the year.
(e)	Includes loan interest expense of 0.02% and 0.01% for the years ended December 31, 2007 and 2006, respectively.

	AST Small-Cap Growth Portfolio

	Year Ended December 31,

	2008(e)		2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$17.23		$16.08	$14.28	$14.07	$15.12

Income (Loss) From Investment Operations:
Net investment income (loss)	0.01		(0.06)	(0.08)	(0.08)	(0.14)
Net realized and unrealized gain (loss) on investments	(6.04)		1.21	1.88	0.29	(0.91)

Total from investment operations	(6.03)		1.15	1.80	0.21	(1.05)

Net Asset Value, end of year	$11.20		$17.23	$16.08	$14.28	$14.07

Total Return(a)	(35.00)%		7.15%	12.61%	1.49%	(6.94)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$219.4		$162.8	$175.4	$187.5	$226.1
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.10	%(d)	1.05%	1.07%	1.07%	1.16	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.10	%(d)	1.05%	1.08%	1.15%	1.16	%(c)
Net investment income (loss)	0.07%		(0.26)%	(0.48)%	(0.53)%	(0.87)%
Portfolio turnover rate	104%		39%	69%	113%	237%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Includes merger expense of 0.02%.
(e)	Calculated based on average shares outstanding during the year.

	AST Neuberger Berman Small-Cap Growth Portfolio

	Year Ended December 31,

	2008	2007(d)	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$10.72	$9.03	$8.38	$8.35	$7.63

Income (Loss) From Investment Operations:
Net investment loss	(0.11)	(0.06)	(0.04)	(0.06)	(0.06)
Net realized and unrealized gain (loss) on investments	(4.45)	1.75	0.69	0.09	0.78

Total from investment operations	(4.56)	1.69	0.65	0.03	0.72

Net Asset Value, end of year	$6.16	$10.72	$9.03	$8.38	$8.35

Total Return(a)	(42.54)%	18.72%	7.76%	0.36%	9.44%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$83.4	$208.9	$214.4	$256.9	$340.8
Ratios to average net assets(b):
Expenses After Advisory Fee Waivers	1.14%	1.07%	1.07%	1.07%	1.02	%(c)
Expenses Before Advisory Fee Waivers	1.14%	1.07%	1.11%	1.15%	1.17	%(c)
Net investment loss	(0.52)%	(0.65)%	(0.37)%	(0.62)%	(0.66)%
Portfolio turnover rate	213%	241%	199%	150%	145%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Calculated based on average shares outstanding during the year.

	AST Federated Aggressive Growth Portfolio

	Year Ended December 31,

	2008(d)	2007(d)	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$11.55	$11.49	$10.46	$10.41	$8.61

Income (Loss) From Investment Operations:
Net investment income (loss)	0.01	(0.01)	(0.05)	(0.04)	(0.07)
Net realized and unrealized gain on investments	(4.40)	1.28	1.39	0.90	2.03

Total from investment operations	(4.39)	1.27	1.34	0.86	1.96

Less Dividends and Distributions:
Distributions from net realized gains	—	—	—	(0.81)	(0.16)
Distributions	(1.88)	(1.21)	(0.31)	—	—

Total dividends and distributions	(1.88)	(1.21)	(0.31)	(0.81)	(0.16)

Net Asset Value, end of year	$5.28	$11.55	$11.49	$10.46	$10.41

Total Return(a)	(44.04)%	11.12%	12.91%	9.44%	23.07%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$213.5	$743.6	$643.9	$554.0	$347.7
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.14%	1.06%	1.09%	1.12%	1.19	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.14%	1.06%	1.09%	1.12%	1.19	%(c)
Net investment income (loss)	0.12%	(0.07)%	(0.43)%	(0.66)%	(0.88)%
Portfolio turnover rate	109%	115%	58%	39%	81%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)

Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Calculated based on average shares outstanding during the year.

	AST Small-Cap Value Portfolio

	Year Ended December 31,

	2008	2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$14.11	$17.13	$15.04	$18.28	$15.70

Income (Loss) From Investment Operations:
Net investment income	0.19	0.16	0.15	0.09	0.02
Net realized and unrealized gain (loss) on investments	(3.87)	(1.15)	2.79	0.71	2.56

Total from investment operations	(3.68)	(0.99)	2.94	0.80	2.58

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(0.01)	—	(d)
Distributions from net realized gains	—	—	—	(4.03)	—
Distributions	(1.76)	(2.03)	(0.85)	—	—

Total dividends and distributions	(1.76)	(2.03)	(0.85)	(4.04)	—	(d)

Net Asset Value, end of year	$8.67	$14.11	$17.13	$15.04	$18.28

Total Return(a)	(29.72)%	(5.61)%	20.04%	6.64%	16.44%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$455.6	$952.6	$1,126.8	$1,067.8	$922.1
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.06%	1.00%	1.03%	1.07%	1.08	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.06%	1.00%	1.03%	1.07%	1.08	%(c)
Net investment income	1.20%	0.88%	0.89%	0.64%	0.15%
Portfolio turnover rate	76%	57%	70%	59%	124%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Less than $0.005 per share.

	AST Goldman Sachs Mid-Cap Growth Portfolio

	Year Ended December 31,

	2008	2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$5.86	$4.91	$4.62	$4.41	$3.79

Income (Loss) From Investment Operations:
Net investment loss	(0.04)	(0.03)	(0.03)	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments	(1.94)	0.98	0.32	0.23	0.64

Total from investment operations	(1.98)	0.95	0.29	0.21	0.62

Less Distributions:	(0.99)	—	—	—	—

Net Asset Value, end of year	$2.89	$5.86	$4.91	$4.62	$4.441

Total Return(a)	(40.79)%	19.35%	6.28%	4.76%	16.36%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$107.7	$324.1	$316.3	$394.8	$276.7
Ratios to average net assets(b):
Expenses After Advisory Fee Waivers	1.16%	1.12%	1.12%	1.12%	1.20	%(c)
Expenses Before Advisory Fee Waivers	1.16%	1.12%	1.15%	1.18%	1.32	%(c)
Net investment loss	(0.15)%	(0.38)%	(0.54)%	(0.62)%	(0.48)%
Portfolio turnover rate	96%	81%	67%	71%	54%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)

Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

	AST Neuberger Berman Mid-Cap Growth Portfolio

	Year Ended December 31,

	2008	2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$22.51	$18.42	$16.15	$14.23	$12.26

Income (Loss) From Investment Operations:
Net investment loss	(0.16)	(0.05)	(0.05)	(0.05)	(0.09)
Net realized and unrealized gain (loss) on investments	(9.56)	4.14	2.32	1.97	2.06

Total from investment operations	(9.72)	4.09	2.27	1.92	1.97

Net Asset Value, end of year	$12.79	$22.51	$18.42	$16.15	$14.23

Total Return(a)	(43.18)%	22.20%	14.06%	13.49%	16.07%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$318.6	$869.7	$659.0	$718.1	$400.6
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.03%	1.00%	1.01%	1.04%	1.15	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.03%	1.00%	1.04%	1.08%	1.16	%(c)
Net investment loss	(0.46)%	(0.27)%	(0.28)%	(0.58)%	(0.71)%
Portfolio turnover rate	62%	70%	33%	105%	90%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

	AST T. Rowe Price Large-Cap Growth Portfolio

	Year Ended December 31,

	2008		2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$11.74		$10.86	$10.28	$8.83	$8.35

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.02)		0.01	0.02	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	(4.74)		0.88	0.56	1.47	0.49

Total from investment operations	(4.76)		0.89	0.58	1.45	0.48

Less Distributions:	(0.01)		(0.01)	—	—	—

Net Asset Value, end of year	$6.97		$11.74	$10.86	$10.28	$8.83

Total Return(a)	(40.57)%		8.24%	5.64%	16.42%	5.75%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$695.4		$2,147.9	$1,504.6	$337.5	$258.1
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.99	%(d)	0.96%	1.01%	1.06%	1.14	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.99	%(d)	0.96%	1.01%	1.11%	1.17	%(c)
Net investment income (loss)	(0.10)%		0.13%	0.29%	(0.32)%	(0.07)%
Portfolio turnover rate	73%		66%	35%	165%	95%
(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Includes merger expenses of 0.01%.

	AST MFS Growth Portfolio

	Year Ended December 31,

	2008	2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$10.84	$9.42	$8.59	$8.08	$7.30

Income (Loss) From Investment Operations:
Net investment income	0.02	0.02	—	—	—
Net realized and unrealized gain (loss) on investments	(3.96)	1.40	0.83	0.51	0.78

Total from investment operations	(3.94)	1.42	0.83	0.51	0.78

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	— (d)	—
Distributions	(0.02)	— (d)	—	—	—

Total dividends and distributions	(0.02)	— (d)	—	— (d)	—

Net Asset Value, end of year	$6.88	$10.84	$9.42	$8.59	$8.08

Total Return(a)	(36.39)%	15.11%	9.66%	6.32%	10.69%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$575.5	$406.9	$450.4	$557.4	$534.9
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.04%	1.02%	1.02%	1.05%	1.08	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.04%	1.02%	1.03%	1.08%	1.11	%(c)
Net investment income	0.39%	0.21%	0.03%	0.00%	0.01%
Portfolio turnover rate	505%	241%	210%	200%	201%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Less than $0.005 per share.

	AST Marsico Capital Growth Portfolio

	Year Ended December 31,

	2008(e)	2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$23.47	$20.45	$19.08	$17.86	$15.44

Income (Loss) From Investment Operations:
Net investment income (loss)	0.09	0.07	0.05	0.01	—	(d)
Net realized and unrealized gain (loss) on investments	(9.99)	2.99	1.33	1.21	2.42

Total from investment operations	(9.90)	3.06	1.38	1.22	2.42

Less Distributions:	(0.92)	(0.04)	(0.01)	—	—

Net Asset Value, end of year	$12.65	$23.47	$20.45	$19.08	$17.86

Total Return(a)	(43.66)%	14.97%	7.24%	6.83%	15.67%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,785.1	$5,544.5	$4,194.2	$3,296.1	$2,295.0
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.00%	0.98%	1.00%	1.00%	1.05	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.00%	0.98%	1.01%	1.03%	1.07	%(c)
Net investment income (loss)	0.48%	0.36%	0.26%	0.07%	(0.01)%
Portfolio turnover rate	63%	52%	58%	66%	72%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Less than $0.005 per share.
(e)	Calculated based on average shares outstanding during the year.

	AST DeAM Large-Cap Value Portfolio

	Year Ended December 31,

	2008	2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$12.56	$13.56	$12.50	$11.54	$9.85

Income (Loss) From Investment Operations:
Net investment income	0.12	0.25	0.13	0.14	0.11
Net realized and unrealized gain (loss) on investments	(4.22)	(0.09)	2.40	0.93	1.67

Total from investment operations	(4.10)	0.16	2.53	1.07	1.78

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(0.11)	(0.09)
Distributions	(1.82)	(1.16)	(1.47)	—	—

Total dividends and distributions	(1.82)	(1.16)	(1.47)	(0.11)	(0.09)

Net Asset Value, end of year	$6.64	$12.56	$13.56	$12.50	$11.54

Total Return(a)	(37.30)%	1.18%	21.73%	9.33%	18.17%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$577.9	$309.6	$349.5	$174.1	$191.9
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.99%	0.96%	1.00%	1.01%	0.99	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.99%	0.96%	1.00%	1.07%	1.11	%(c)
Net investment income	2.15%	1.52%	1.53%	1.20%	1.24%
Portfolio turnover rate	254%	218%	167%	233%	189%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)

Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

	AST Large-Cap Value Portfolio

	Year Ended December 31,

	2008(d)		2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$18.77		$20.16	$17.57	$16.66	$14.66

Income (Loss) From Investment Operations:
Net investment income	0.35		0.34	0.18	0.21	0.18
Net realized and unrealized gain (loss) on investments	(7.75)		(0.94)	2.99	0.85	2.05

Total from investment operations	(7.40)		(0.60)	3.17	1.06	2.23

Less Dividends and Distributions:
Dividends from net investment income	—		—	—	(0.15)	(0.23)
Distributions	(1.11)		(0.79)	(0.58)	—	—

Total dividends and distributions	(1.11)		(0.79)	(0.58)	(0.15)	(0.23)

Net Asset Value, end of year	$10.26		$18.77	$20.16	$17.57	$16.66

Total Return(a)	(41.49)%		(2.99)%	18.46%	6.46%	15.45%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,508.8		$2,137.4	$2,151.3	$785.2	$636.8
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.85	%(e)	0.83%	0.86%	0.88%	0.90	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.85	%(e)	0.83%	0.86%	0.91%	0.94	%(c)
Net investment income	2.39%		1.78%	1.74%	1.41%	1.05%
Portfolio turnover rate	125%		78%	94%	92%	127%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Calculated based on average shares outstanding during the year.
(e)	Includes loan interest expense and merger cost of 0.01%.

	AST Cohen & Steers Realty Portfolio

	Year Ended December 31,

	2008	2007(d)	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$12.12	$20.86	$17.78	$17.17	$12.91

Income (Loss) From Investment Operations:
Net investment income	0.17	0.49	0.48	0.59	0.41
Net realized and unrealized gain (loss) on investments	(1.83)	(4.61)	5.54	1.58	4.36

Total from investment operations	(1.66)	(4.12)	6.02	2.17	4.77

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(0.26)	(0.32)
Distributions from net realized gains	—	—	—	(1.30)	(0.19)
Distributions	(6.69)	(4.62)	(2.94)	—	—

Total dividends and distributions	(6.69)	(4.62)	(2.94)	(1.56)	(0.51)

Net Asset Value, end of year	$3.77	$12.12	$20.86	$17.78	$17.17

Total Return(a)	(35.05)%	(19.90)%	36.73%	14.82%	37.95%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$223.8	$271.6	$563.0	$410.3	$423.5
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.06%	1.12%	1.13%	1.09%	1.12	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.16%	1.12%	1.13%	1.18%	1.23	%(c)
Net investment income	2.62%	2.46%	2.73%	3.27%	3.49%
Portfolio turnover rate	142%	54%	36%	32%	32%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)

Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Calculated based on average shares outstanding during the year.

	AST T. Rowe Price Natural Resources Portfolio

	Year Ended December 31,

	2008(d)	2007(d)	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$38.84	$29.38	$27.55	$22.63	$17.45

Income (Loss) From Investment Operations:
Net investment income	0.22	0.27	0.25	0.12	0.10
Net realized and unrealized gain (loss) on investments	(17.80)	11.54	3.92	6.58	5.28

Total from investment operations	(17.58)	11.81	4.17	6.70	5.38

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(0.06)	(0.20)
Distributions from net realized gains	—	—	—	(1.72)	—
Distributions	(3.30)	(2.35)	(2.34)	—	—

Total dividends and distributions	(3.30)	(2.35)	(2.34)	(1.78)	(0.20)

Net Asset Value, end of year	$17.96	$38.84	$29.38	$27.55	$22.63

Total Return(a)	(49.98)%	40.51%	15.87%	31.40%	31.19%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$271.7	$1,054.3	$590.6	$418.4	$238.1
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.02%	1.00%	1.03%	1.08%	1.17	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.02%	1.00%	1.03%	1.08%	1.17	%(c)
Net investment income	0.65%	0.76%	0.95%	0.59%	0.49%
Portfolio turnover rate	46%	31%	28%	47%	63%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Calculated based on average shares outstanding during the year.

	AST UBS Dynamic Alpha Portfolio

	Year Ended December 31,

	2008	2007(d)	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$13.77	$13.57	$12.56	$12.16	$11.07

Income (Loss) From Investment Operations:
Net investment income	0.10	0.12	0.25	0.24	0.28
Net realized and unrealized gain (loss) on investments	(2.41)	0.19	1.09	0.56	0.94

Total from investment operations	(2.31)	0.31	1.34	0.80	1.22

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(0.40)	(0.13)
Distributions	(0.60)	(0.11)	(0.33)	—	—

Total dividends and distributions	(0.60)	(0.11)	(0.33)	(0.40)	(0.13)

Net Asset Value, end of year	$10.86	$13.77	$13.57	$12.56	$12.16

Total Return(a)	(17.68)%	2.24%	11.14%	6.94%	11.09%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$811.6	$437.1	$186.2	$202.2	$231.7
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.14%	0.94%	0.19%	0.16%	0.14	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.14%	0.94%	0.19%	0.16%	0.14	%(c)
Net investment income	1.33%	0.86%	1.70%	1.72%	2.12%
Portfolio turnover rate	99%	169%	27%	81%	93%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)

Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Calculated based on average shares outstanding during the year.

	AST T. Rowe Price Global Bond Portfolio

	Year Ended December 31,

	2008		2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$12.36		$11.57	$11.18	$12.16	$12.10

Income (Loss) From Investment Operations:
Net investment income	0.85		0.36	0.41	0.28	0.17
Net realized and unrealized gain (loss) on investments	(1.12)		0.75	0.27	(0.81)	0.81

Total from investment operations	(0.27)		1.11	0.68	(0.53)	0.98

Less Dividends and Distributions:
Dividends from net investment income	—		—	—	(0.43)	(0.72)
Distributions from net realized gains	—		—	—	(0.02)	(0.20)
Distributions	(0.88)		(0.32)	(0.29)	—	—

Total dividends and distributions	(0.88)		(0.32)	(0.29)	(0.45)	(0.92)

Net Asset Value, end of year	$11.21		$12.36	$11.57	$11.18	$12.16

Total Return(a)	(2.44	) %	9.65%	6.27%	(4.49)%	8.64%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$269.1		$708.5	$507.7	$539.6	$362.0
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.97%		0.93%	0.96%	1.01%	1.07	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.97%		0.93%	0.96%	1.01%	1.07	%(c)
Net investment income	4.17%		3.99%	3.64%	2.87%	2.58%
Portfolio turnover rate	117%		120%	131%	109%	111%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)

Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

	AST PIMCO Limited Maturity Bond Portfolio

	Year Ended December 31,

	2008(d)		2007(d)		2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$11.36		$11.18		$11.10	$11.12	$11.37

Income (Loss) From Investment Operations:
Net investment income	0.44		0.51		0.52	0.27	0.17
Net realized and unrealized gain (loss) on investments	(0.32)		0.24		(0.11)	(0.09)	0.06

Total from investment operations	0.12		0.75		0.41	0.18	0.23

Less Dividends and Distributions:
Dividends from net investment income	—		—		—	(0.14)	(0.35)
Distributions from net realized gains	—		—		—	(0.06)	(0.13)
Distributions	(0.63)		(0.57)		(0.33)	—	—

Total dividends and distributions	(0.63)		(0.57)		(0.33)	(0.20)	(0.48)

Net Asset Value, end of year	$10.85		$11.36		$11.18	$11.10	$11.12

Total Return(a)	1.02%		6.80%		3.82%	1.63%	2.07%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$775.7		$1,227.7		$1,366.9	$1,683.2	$1,232.8
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.78	%(e)	0.76	%(e)	0.76%	0.76%	0.79	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.78	%(e)	0.76	%(e)	0.77%	0.80%	0.82	%(c)
Net investment income	3.92%		4.45%		4.04%	2.86%	1.65%
Portfolio turnover rate	410%		135%		140%	153%	103%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)

Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Calculated based on average shares outstanding during the year.

(e)	Includes interest expense of 0.01% and 0.01% for the years ended December 31, 2007 and 2008, respectively.

101

APPENDIX IV

Description of Certain Debt Securities Ratings

STANDARD & POOR'S RATINGS SERVICES (S&P)

Long-Term Issue Credit Ratings

AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories

Commercial Paper Ratings

A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Notes Ratings

An S&P notes rating reflects the liquidity factors and market risks unique to notes. Notes due in three years or less will likely receive a notes rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

  Amortization schedule-the longer the final maturity relative to other maturities the more likely it will be treated as a note.

  Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

102

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Debt Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating category from Aa to Caa. The modifier 1 indicates that the issuer is in the higher end of its letter rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issuer is in the lower end of the letter ranking category.

Short-Term Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

  Leading market positions in well-established industries.

  High rates of return on Portfolios employed.

  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

  Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage

103

ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

MIG 1: This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the proceeding group.

FITCH, INC.

International Long-Term Credit Ratings

AAA: Highest Credit Quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

104

INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 778-2255 or by writing to Advanced Series Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios' investments is available in the Fund's annual and semi-annual reports to shareholders. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number. The Statement of Additional Information and the annual and semi-annual reports are also available without charge on the Fund's website at www.prudential.com.

Delivery of Prospectus and Other Documents to Households. To lower costs and eliminate duplicate documents sent to your address, the Fund, in accordance with applicable laws and regulations, may begin mailing only one copy of the Fund's prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Fund at the above address. The Fund will begin sending individual copies to you within thirty days of revocation.

The information in the Fund's filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Finally, information about the Fund is available on the EDGAR database on the Commission's internet site at www.sec.gov.

Investment Company File Act No. 811-05186

AST Life Side PCP2

Advanced Series Trust
PROSPECTUS
May 1, 2009

The Fund is an investment vehicle for life insurance companies ("Participating Insurance Companies") writing variable annuity contracts and variable life insurance policies. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Fund has received an order from the Securities and Exchange Commission permitting its Investment Manager, subject to approval by its Board of Trustees, to change Subadvisers without shareholder approval. For more information, please see this Prospectus under "How the Fund is Managed."
These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This prospectus discusses the following Portfolios of the Advanced Series Trust:

AST Large-Cap Value Portfolio	AST Small-Cap Growth Portfolio
AST Marsico Capital Growth Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio

INTRODUCTION

4	INTRODUCTION
4	About the Fund and its Portfolios

5	RISK/RETURN SUMMARY
5	Capital Growth Portfolios: Investment Objectives and Principal Strategies
10	Principal Risks
18	Introduction to Past Performance
20	Past Performance: Capital Growth Portfolios
22	Past Performance: Capital Growth Portfolios (Continued)
24	Fees and Expenses of the Portfolios
25	Example

26	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
26	Introduction
26	Capital Growth Portfolios: Investment Objectives & Policies

32	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS
32	Additional Investments & Strategies

36	HOW THE FUND IS MANAGED
36	Board of Trustees
36	Investment Managers
37	Investment Management Fees
38	Investment Subadvisers
39	Portfolio Managers

41	HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
41	Purchasing and Redeeming Shares of the Portfolios
41	Redemption in Kind
41	Frequent Purchases or Redemptions of Portfolio Shares
42	Net Asset Value
44	Distributor

45	OTHER INFORMATION
45	Federal Income Taxes
45	Monitoring for Possible Conflicts
45	Disclosure of Portfolio Holdings
45	Legal Proceedings
46	Payments to Affiliates

47	FINANCIAL HIGHLIGHTS
47	Introduction

51	APPENDIX IV
51	Description of Certain Debt Securities Ratings

About the Fund and its Portfolios

This prospectus provides information about the Advanced Series Trust (the Fund), which presently consists of 57 separate portfolios (each, a Portfolio). The Portfolios of the Fund which are discussed in this prospectus are listed on the inside front cover. Each Portfolio is a diversified investment company as defined by the Investment Company Act of 1940 ("the 1940 Act"), unless herein noted otherwise.

AST Investment Services, Inc. (AST) and Prudential Investments LLC (PI), both wholly-owned subsidiaries of Prudential Financial, Inc., serve as overall investment managers of the Fund. AST and PI (together, the Investment Managers) have retained one or more subadvisers, each a Subadviser, to manage the day-to-day investment of the assets of each Portfolio in a multi-manager structure. More information about the Investment Managers, the Subadvisers and the multi-manager structure is included in "How the Fund is Managed" later in this Prospectus.

The Fund offers one class of shares in each Portfolio. Shares of the Portfolios of the Trust are sold only to separate accounts of Prudential Annuities Life Assurance Corporation, The Prudential Insurance Company of America, Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Retirement Insurance and Annuity Company, Pramerica of Bermuda Life Assurance Company, Ltd. (collectively, Prudential), and Kemper Investors Life Insurance Company as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company).

Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract. Each vairable annuity contract and vairable life insurance policy involves fees and expenses not described in this Prospectus.

The Risk/Return Summary which follows highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund's Statement of Additional Information (SAI).

4

RISK/RETURN SUMMARY

Capital Growth Portfolios: Investment Objectives and Principal Strategies

Portfolio	Investment Goal	Primary Investments
AST Small-Cap Growth	Long-term capital growth	The Portfolio invests primarily in common stocks of small capitalization companies
AST T. Rowe Price Large-Cap Growth	Long-term capital growth	The Portfolio invests predominantly in the equity securities of a limited number of large, high-quality U.S. companies
AST Marsico Capital Growth	Capital growth	The Portfolio invests primarily in common stocks, with the majority of the Portfolio's assets in large capitalization stocks
AST Large-Cap Value	Current income and long-term growth of income, as well as capital appreciation	The Portfolio invests primarily in common stocks of large cap companies

5

AST Small-Cap Growth Portfolio
Investment Objective: long-term capital growth.

The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in small-capitalization companies. Small-capitalization companies are generally defined as stocks of companies with market capitalizations that are within the market capitalization range of the Russell 2000 Growth Index. As of January 31, 2009, the market capitalization range of the Russell 2000 Growth Index was $3.6 million to $3.486 billion.

Eagle Asset Management, Inc. (Eagle) uses fundamental research, computer models and proprietary measures of growth in determining which stocks to select for the Portfolio. The Subadviser's investment strategies seek to identify stocks of companies which have strong business momentum, earnings growth, and superior management teams, as well as stocks of those companies whose earnings growth potential may not be currently recognized by the market and whose stock may be considered to be underpriced using various financial measurements employed by the Subadviser, such as price-to-earnings ratios.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is subadvised by Eagle.

Principal Risks:

6

  company risk

7

  derivatives risk

  foreign investment risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  portfolio turnover risk

  smaller company risk

AST T. Rowe Price Large-Cap Growth Portfolio
Investment Objective: to seek long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.

The Portfolio takes a growth approach to investment selection and normally invests at least 80% of its net assets in the common stocks of large companies. A large company is defined as one whose market cap is larger than the median market cap of companies in the Russell 1000® Growth Index, a widely used benchmark of the largest domestic growth stocks (the median market cap as of January 31, 2009, was $3.1 billion, and is subject to change). The market capitalization of the companies in the Portfolio and the Russell 1000® Growth Index changes over time; the Portfolio will not automatically sell or cease to purchase stock of a company it already owns just because the company's market capitalization falls below this level. The Subadviser generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth.

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures, and options, in keeping with the Portfolio's objectives.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

In pursuing its investment objective, the Portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Portfolio's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by T. Rowe Price Associates, Inc.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  growth stock risk

  leveraging risk

  management risk

  market risk

AST Marsico Capital Growth Portfolio
Investment Objective: to seek capital growth. Income is not an investment objective and any income realized on the Portfolio's investments, therefore, will be incidental to the Portfolio's objective.

The AST Marsico Capital Growth Portfolio invests primarily in the common stocks of large capitalization companies that are selected for their growth potential. The Portfolio generally defines large capitalization companies as stocks of companies with market capitalizations within the market capitalization range of the Russell 1000® Growth Index. As of January 31, 2009, the median market capitalization of the Russell 1000® Growth Index was $3.1 billion. The Portfolio will normally hold a core position of between 35 and 50 common stocks. The Portfolio may hold a limited number of additional common stocks at times when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions. This Portfolio is advised by Marsico Capital Management, LLC (Marsico).

In selecting investments for the Portfolio, the Subadviser uses an approach that combines "top-down" macro-economic analysis with "bottom-up" stock selection. The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In addition, the Subadviser may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, the Subadviser seeks to identify sectors, industries and companies that may benefit from the overall trends the Subadviser has observed.

The Subadviser then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, the Subadviser may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, the Subadviser may visit with various levels of a company's management, as well as with its customers and (as relevant) suppliers, distributors, and competitors. The Subadviser also may prepare detailed earnings and cash flow models of companies. These models may assist the Subadviser in projecting potential earnings growth, current income and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

The Subadviser may reduce or sell a Fund's investments in portfolio companies if, in the opinion of the Subadviser, a company's fundamentals change substantially, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential or current income potential, more attractive investment opportunities appear elsewhere, or for other reasons.

The core investments of the Portfolio generally may include established companies and securities that offer long-term growth potential. However, the Portfolio also may typically include securities of less mature companies, companies or securities with more aggressive growth characteristics, and companies undergoing significant changes such as the introduction of a new product line, the appointment of a new management team, or an acquisition.

While we make every effort to achieve our objective, we cannot guarantee success and it is possible that you could lose money. This portfolio is subadvised by Marsico Capital Management, LLC.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  growth stock risk

  leveraging risk

  management risk

  market risk

AST Large-Cap Value Portfolio Investment Objective: to seek current income and long-term growth of income, as well as capital appreciation.

The Portfolio will invest, under normal circumstances, at least 80% of the value of its net assets in large capitalization companies. The Portfolio generally defines large capitalization companies as stocks of companies with market capitalizations within the market capitalization range of the Russell 1000® Value Index. The 80% requirement applies at the time the Portfolio invests its assets. As of January 31, 2009, the market capitalization range of the Russell 1000® Value Index was $9 million to $380 billion. Some of these securities may be acquired in initial public offerings (IPOs). In addition to these principal investments, the Portfolio may invest up to 20% of its total assets in foreign securities.

The assets of the Portfolio are independently managed by three Subadvisers under a multi-manager structure. Pursuant to the multi-manager structure, the Investment Managers of the Portfolio determine and allocate a portion of the Portfolio's assets to each of the Subadvisers. The allocations will be reviewed by the Investment Managers periodically and may be altered or adjusted by the Investment Managers without prior notice. Such adjustments will be reflected in the annual update to this prospectus.

Although each Subadviser will follow the Portfolio's policy of investing, under normal circumstances, at least 80% of the Portfolio's assets in large capitalization companies, each Subadviser expects to utilize different investment strategies to achieve the Portfolio's objective of current income and long-term growth of income, as well as capital appreciation. The current asset allocations and principal investment strategies for each of the Subadvisers are summarized below:

Hotchkis and Wiley Capital Management LLC ("Hotchkis and Wiley") normally focuses on stocks that have a high cash dividend or payout yield relative to the market. Payout yield is defined as dividend yield plus net share repurchases. The Subadviser also may invest in stocks that don't pay dividends, but have growth potential unrecognized by the market or changes in business or management that indicate growth potential.

Eaton Vance Management (Eaton Vance) normally invests primarily in value stocks of large-cap companies, which are common stocks that, in the Subadviser's opinion, are inexpensive or undervalued relative to the overall stock market. Investment decisions are made primarily on the basis of fundamental research and involve consideration of numerous factors, including quality of business franchises, financial strength, management capability and integrity, growth potential, valuation and earnings and cash flow capabilities. Many of these considerations are subjective. Eaton Vance intends to manage investment risk by maintaining broad issuer and industry diversification among its holdings, and by utilizing fundamental analysis of risk/return characteristics in securities selection. The Subadviser may sell a security when its price objective for the security is reached, the fundamentals of the company deteriorate, a security's price falls below acquisition cost or to pursue more attractive investment options.

Dreman Value Management, L.L.C. ("Dreman") seeks to provide a total return greater than that of the benchmark over time, to protect client capital during market downturns and to stay consistent in our low price-to-earnings ratio, contrarian value approach to investment management, while taking into consideration dividend yield. Dreman will seek to attain superior returns by using a contrarian value investment approach.

Dreman believes that it can attain superior performance by adhering to an investment strategy that is disciplined and has a demonstrated record of success. Dreman's investment strategy emphasizes stocks that offer unique investment values. The criterion used to identify such stocks include below average price-to-earnings, price-to-book, price-to-cash flow ratios and above average dividend yields. Over the last 25 years, extensive studies, which date as far back as the 1930s, conducted by David Dreman and affiliates of Dreman, have led the Dreman to conclude that consistently applying disciplined value strategies yields superior long-term total returns.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. On or about April 1, 2009, Hotchkis and Wiley was responsible for managing approximately 15% of the Portfolio's assets, Eaton Vance was responsible for managing approximately 60% of the Portfolio's assets and Dreman was responsible for managing approximately 25% of the Portfolio's assets.

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On or about May 1, 2009, the Investment Managers intend to reallocate the Portfolio's assets so that Hotchkis and Wiley will be responsible for managing approximately 20% of the Portfolio's assets and Eaton Vance will be responsible for managing approximately 80% of the Portfolio's assets. Upon such reallocation of the Portfolio's assets, Dreman will no longer be responsible for managing any of the Portfolio's assets. It is expected that Hotchkis and Wiley and Eaton Vance will be the Portfolio's only subadvisers on or about July 31, 2009.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  investment style risk

  leveraging risk

  management risk

  market risk

  portfolio turnover risk

  real estate risk

  selection risk

  value style risk

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Principal Risks

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The principal risks of investing in each Portfolio, as identified in the Risk/Return Summary, are summarized below.

Certain additional principal risks associated with investing in the Asset Allocation Portfolios are discussed separately, in the following section entitled "Principal Risks--Asset Allocation Portfolios"

Asset Transfer Program Risk. Each Portfolio may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for Prudential to manage the guarantees offered in connection with these benefit programs, Prudential generally: (i) limits the number and types of variable sub-accounts in which contract holders may allocate their account values (referred to in this Prospectus as the Permitted Sub-Accounts) and (ii) requires contract holders to participate in certain specialized asset transfer programs. Under these asset transfer programs, Prudential will monitor each contract owner's account value from time to time and, if necessary, will systematically transfer amounts between the Permitted Sub-Accounts and the Portfolios as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable. The asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs.

As an example of how these asset transfer programs will operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract holder's account value within the Permitted Sub-Accounts) and certain market return scenarios involving "flat" returns over a period of time may cause Prudential to transfer some or all of such contract owner's account value to a Portfolio. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by assets in investments like the Portfolios.

Such asset transfers may, however, result in large-scale asset flows into and out of the Portfolios and subject the Portfolios to certain risks. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the Subadviser to purchase and sell securities at inopportune times and by otherwise limiting the Subadviser's ability to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high operating expense ratios for the Portfolios compared to other similar funds. For more information on the Asset Transfer Programs, please see "Risk/Return Summary—Principal Risks of the Portfolios—Special Risks Relating to Asset Transfer Programs" herein.

For more information on the relevant living benefit programs and asset transfer programs, please see your contract prospectus.

The AST Dynamic Asset Allocation Portfolios and the AST Tactical Asset Allocation Portfolios (together, the Funds of Funds) are structured as "fund-of-funds." This means that each Fund of Funds invests primarily or exclusively in other Portfolios of the Fund that are not operated as "funds-of-funds." The Portfolios in which the Funds of Funds invest are referred to as Underlying Portfolios. Transactions by the Funds of Funds in Underlying Portfolio shares are not subject to any limitations and are not considered frequent or short-term trading. For example, the Funds of Funds may engage in significant transactions in Underlying Portfolio shares in order to: (i) change their investment focus, (ii) rebalance their investments to match the then-current asset allocation mix, (iii) respond to significant purchases or redemptions of Fund of Funds shares, including significant purchases and redemptions caused by the above-referenced asset transfer programs, or (iv) respond to changes required by the underlying contracts (as describe in more detail below). These transactions by the Funds of Funds in Underlying Portfolio shares may be disruptive to the management of an Underlying Portfolio because such transactions may: (i) cause the Underlying Portfolio to sell portfolio securities at inopportune times or to borrow money on a temporary basis in order to have the cash necessary to pay redemption requests initiated by the Funds of Funds, hurting the investment performance of the Underlying Portfolios (and the Funds of Funds as well), (ii) make it difficult for the Subadvisers for the Underlying Portfolios to fully implement their investment strategies, and (iii) lead to increased transaction and tax costs. In addition, because a Fund of Funds may own a substantial portion of an Underlying Portfolio, a large-scale redemption initiated by one or more Funds of Funds could cause an Underlying Portfolio's expense ratio to increase as such portfolio's fixed costs would be spread over a smaller asset base. As a result, these transactions could have an adverse effect on the relevant Funds of Funds and Underlying Portfolios.

Asset-backed securities risk.Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Portfolio reinvests the proceeds of a prepayment it may receive a lower interest rate. Asset-backed securities may also be subject to extension risk, that is, the risk that, in a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the

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average duration of the portfolio of a Portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities.

Borrowing risk. A Portfolio may borrow money from banks for investment purposes, and invest the proceeds of such loans, as permitted under the Investment Company Act of 1940, as amended (the 1940 Act). Under the 1940 Act, a Portfolio may borrow from a bank up to one-third of its total assets (including the amount borrowed). When a Portfolio borrows money for investment purposes or otherwise leverages its portfolio, any increase or decrease in the Portfolio's NAV is exaggerated by the use of leverage. Leverage risks are described below.

Commodity risk. A Portfolio's investments in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional equity and debt securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, acts of terrorism, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Common and preferred stocks risk. Each Portfolio may invest in common and preferred stocks. Common and preferred stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company's income for purposes of receiving dividend payments and on the company's assets in the event of liquidation. Common and preferred stocks can experience sharp declines in value over short or extended periods of time, regardless of the success or failure of a company's operations. Stocks can decline for many reasons, including due to adverse economic, financial, or political developments and developments related to the particular company, the industry of which it is a part, or the securities markets generally.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk. Each Portfolio is also subject to credit risk to the extent it invests in fixed-income securities. Credit risk is the risk that an issuer of securities or a counterparty will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer or counterparty is less able to make required principal and interest payments. This is broadly gauged by the credit ratings of the securities in which each Portfolio invests. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality. The lower the rating of a debt security held by a Portfolio, the greater the degree of credit risk that is perceived to exist by the rating agency with respect to that security. Although debt obligations rated BBB by S&P, Baa by Moody's, or BBB by Fitch, are regarded as investment-grade, such obligations have speculative characteristics and are riskier than higher-rated securities. Adverse economic developments are more likely to affect the payment of interest and principal on debt obligations rated BBB/Baa than on higher rated debt obligations. Non-investment grade debt—also known as "high-yield bonds" or "junk bonds"—have a higher risk of default and tend to be less liquid than higher-rated securities. Increasing the amount of Portfolio assets allocated lower-rated securities generally will increase the credit risk to which the Portfolio is subject. Information on the ratings issued to debt securities by certain rating agencies is included in Appendix IV to this Prospectus. Not all securities are rated. In the event that the relevant rating agencies assign different ratings to the same security, the Portfolio's Subadviser will determine which rating it believes best reflects the security's quality and risk at that time. Credit risk may also be gauged by the cost of buying protection on the credit default swap market with respect to an issuer's debt securities. If the cost to buy protection against an issuer's default increases, the credit risk associated with the issuer's debt securities will be deemed to be higher by many market participants and could adversely affect the value of the issuer's debt securities.

Depositary Receipts Risk. Investments in non-U.S. issuers through Depositary Receipts and similar instruments may involve certain risks not applicable to investing in U.S. issuers, including changes in currency rates, application of local tax laws, changes in governmental administration or economic or monetary policy or changed circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies.

Derivatives risk. Certain Portfolios may, but are not required to, use derivative instruments for risk management purposes or as part of their investment strategies. Generally, a derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. Examples of derivatives (without limitation) include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. Portfolios may use derivatives to earn income and enhance returns, to manage or adjust their risk profile, to replace more traditional direct investments, or to obtain exposure to certain markets.

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As open-end investment companies registered with the Securities and Exchange Commission (the Commission), the Portfolios are subject to the federal securities laws, including the 1940 Act, related rules, and various Commission and Commission staff positions. In accordance with these positions, with respect to certain kinds of derivatives, the Portfolios must "set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other Commission- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Portfolios must cover their open positions by setting aside liquid assets equal to the contracts' full, notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Portfolios are permitted to set aside liquid assets in an amount equal to such Portfolio's daily marked-to-market (net) obligations, if any (i.e., such Portfolio's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Portfolios will have the ability to employ leverage to a greater extent than if such Portfolio were required to segregate assets equal to the full notional value of such contracts. The Fund reserves the right to modify the asset segregation policies of thePortfolios in the future to comply with any changes in the positions articulated from time to time by the Commission and its staff.

Derivatives are volatile and may be subject to significant price movement. The use of derivatives involves significant risks, including:

Credit risk. The risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio. For example, a Portfolio would be exposed to credit risk (and counterparty risk) to the extent it purchases protection against a default by a debt issuer and the swap counterparty does not maintain adequate reserves to cover such a default.

Currency risk. The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage risk. The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity risk. The risk that certain securities may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the security is currently worth.

Additional risks: Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If a Subadviser incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Portfolio might have been in a better position if the Portfolio had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. Derivatives also involve the risk of mispricing or improper valuation (i.e., the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for a Portfolio to lose more than the amount the Portfolio invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes.

Certain Portfolios may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which such a portfolio uses a derivative to offset the risks associated with its other holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the relevant Portfolio, in which case any losses on the holdings being hedged may not be reduced and may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The relevant Portfolio is not required to use hedging and may choose not to do so. Because certain Portfolios may use derivatives to seek to enhance returns, their investments will expose them to the risks outlined above to a greater extent than if they used derivatives solely for hedging purposes. The use of derivatives to seek to enhance returns may be considered speculative.

Extension Risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

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Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and non-U.S. governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition to the policies described elsewhere in this Prospectus, each Portfolio may from time to time attempt to hedge a portion of their currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases the Portfolio may be worse off than if it had not used a hedging instrument. For most emerging market currencies, suitable hedging instruments are not available. See "Hedging Risk" below for more information.

Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the "numbers" themselves sometimes mean different things, each Subadviser devotes research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments. Political developments may adversely affect the value of a Portfolio's foreign securities.

Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Taxation risk . Many foreign markets are not as open to foreign investors as U.S. markets. Each Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of a Portfolio.

Fund of Funds Risk.The Dynamic Asset Allocation Portfolios, the Tactical Asset Allocation Portfolios, and the AST Academic Strategies Asset Allocation Portfolio (collectively, the Asset Allocation Portfolios) invest primarily or exclusively in other Portfolios of the Fund (collectively, the Underlying Trust Portfolios). Underlying Trust Portfolios may experience relatively large mandatory or discretionary purchases and sales from one or more of the Asset Allocation Portfolios. The use of the Asset Allocation Portfolios in connection with certain variable annuity living benefit programs may result in mandatory asset flows into and out of the Asset Allocation Portfolios (and the relevant Underlying Trust Portfolios) on a large scale. The Investment Managers may, however, seek to minimize the impact of certain discretionary transactions by structuring them over a reasonable period of time or through the enforcement of certain limits on redemptions of Underlying Trust Portfolio shares. Despite these efforts, the relevant Underlying Trust Portfolios may experience increased expenses as they buy and sell securities to respond to transactions initiated by the Asset Allocation Portfolios. An Underlying Trust Portfolio's investment performance also may be adversely affected if it must buy and sell securities at inopportune times to respond to transactions initiated by an Asset Allocation Portfolio. In addition, because the Asset Allocation Portfolios may own a substantial portion of an Underlying Trust Portfolio, a large-scale redemption initiated by one or more Asset Allocation Portfolio could cause an Underlying Trust Portfolio's expense ratio to increase as such portfolio's fixed costs

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would be spread over a smaller asset base. As a result, these transactions could have an adverse effect on an Asset Allocation Portfolio which continues to remain invested in such Underlying Trust Portfolios.

Geographic Focus Risk. To the extent a Portfolio invests a substantial amount of its assets in a single country, a small number of countries, or a particular geographic region, its performance may at times be worse than the performance of other mutual funds that invest more broadly.

Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

Hedging risk. The decision as to whether and to what extent a Portfolio will engage in hedging transactions to hedge against such risks as credit risk, currency risk, counterparty risk, and interest rate risk will depend on a number of factors, including prevailing market conditions, the composition of such portfolio and the availability of suitable transactions. Accordingly, no assurance can be given that a Portfolio will engage in hedging transactions at any given time or from time to time, even under volatile market environments, or that any such strategies, if used, will be successful. Hedging transactions involve costs and may result in losses.

High-yield risk. Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High-yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio's ability to sell its high-yield securities (liquidity risk). In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress.

Industry/sector risk. Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio's performance may be tied more directly to the success or failure of a smaller group of portfolio holdings.

Inflation risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Portfolio's assets can decline as can the value of income received by the Portfolio. The prices of common stocks and fixed-income securities may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Inflation-indexed securities risk. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. Each Portfolio may have exposure to inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

Infrastructure investment risk. A Portfolio's infrastructure-related investments expose that Portfolio to potential adverse economic, regulatory, political and other changes affecting such investments. Issuers in infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies, and other factors.

Initial public offering (IPO) risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio's asset base increases, IPOs often have a diminished effect on a Portfolio's performance.

Interest rate risk. Each Portfolio investing in fixed-income securities is subject to interest rate risk. Interest rate risk is the risk that the rates of interest income generated by the fixed-income investments of a Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed-income investments of a Portfolio may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the negative effect on its value when rates increase. As a result, mutual funds with longer durations and longer weighted average maturities generally have more volatile share prices than funds with shorter durations and shorter weighted average maturities. The prices of debt obligations generally move in the opposite direction to that of market interest rates.

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Investment model risk. Each of the AST Focus Four Plus Portfolio, AST First Trust Balanced Target Portfolio, and AST First Trust Capital Appreciation Target Portfolio is also exposed to additional market risk due to its policy of investing solely in securities identified by the each of the relevant Equity Strategies under normal cirucmstances. As a result of this policy, equity securities held by each Portfolio will not be bought or sold in response to market fluctuations under normal circumstances. To the extent this management style is non-dynamic, the Portfolio may subject investors to greater market risk than other mutual funds.

Investment style risk. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Growth companies are often expected by investors to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately even if earnings showed an absolute increase. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.

Leveraging risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a Subadviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's securities.

License risk. Certain Portfolios rely on licenses from third parties to the relevant Subadviser that permit the use of the intellectual property of such parties in connection with the investment strategies for those Portfolios. Such licenses may be terminated by the licensors under certain circumstances, and as a result, a Portfolio may lose its ability to use the licensed name and/or the licensed investment strategy. Accordingly, in the event a license is terminated, it may have a significant effect on the operation of the affected Portfolio.

Liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. Liquidity risk may result if an investment trades in lower volumes. Liquidity risk may also result if a Portfolio makes investments that become less liquid in response to market developments or adverse investor perceptions. When there are few willing buyers and investments cannot be readily sold at the desired time or price, a Portfolio may have to accept a lower price or may not be able to sell the investment at all. An inability to sell a portfolio position can adversely affect a Portfolio's return by causing a decrease in the value of the investment or by preventing the Portfolio from being able to take advantage of other investment opportunities. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Each Portfolio (other than the Money Market Portfolio) generally may invest up to 15% of its net assets in illiquid securities. The Money Market Portfolio may invest up to 10% of its net assets in illiquid securities. The relevant Subadviser will seek to maintain an adequate level of portfolio liquidity, based on all relevant facts and circumstances, with consideration given to the Portfolio's exposure to illiquid securities in the event the market value of such securities exceeds 10% or 15% (as applicable) of the Portfolio's net assets as a result of a decline in the market value of the Portfolio.

Management risk. Actively managed investment portfolios are subject to management risk. Each Subadviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk. Market risk is the risk that the equity and fixed-income markets in which the Portfolios invest will experience market volatility and go down in value, including the possibility that a market will go down sharply and unpredictably. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Market sector/industry concentration risk.Funds that emphasize investments in a particular market sector or industry like real estate

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are subject to an additional risk factor because they are generally less diversified than most equity funds. Property values may fall due to increasing vacancies or declining rents resulting from economic, demographic or legal developments.

Mid-capitalization company risk. The Portfolio may invest in securities of medium and new companies. Investments in intermediate capitalization size companies may be more volatile than investments in larger companies, as intermediate capitalization size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

Mortgage risk. Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans and are subject to certain risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that has exposure to mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because such portfolio will have to reinvest that money at the lower prevailing interest rates.

Most mortgage-backed securities are issued by federal government agencies such as Ginnie Mae, or by government sponsored enterprises such as Freddie Mac or Fannie Mae. Principal and interest payments on mortgage-backed securities issued by the federal government and some Federal government agencies, such as Ginnie Mae, are guaranteed by the Federal government and backed by the full faith and credit of the United States. Mortgage-backed securities issued by other government agencies or government sponsored enterprises, such as Freddie Mac or Fannie Mae, are backed only by the credit of the government agency or enterprise and are not backed by the full faith and credit of the United States. Fannie Mae and Freddie Mac are authorized to borrow from the U.S. Treasury to meet their obligations. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future. Private mortgage-backed securities are issued by private corporations rather than government agencies and are subject to credit risk and interest rate risk. The risks associated with investments in mortgage-related securities, particularly credit risk and liquidity risk, are heightened for investments in sub-prime mortgage-related securities.

Fannie Mae and Freddie Mac hold or guarantee approximately $5 trillion worth of mortgages. The value of the companies' securities has fallen sharply in 2008 due to concerns that the firms do not have sufficient capital to offset losses resulting from the mortgage crisis. In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas Fannie Mae and Freddie Mac could buy, and until 2009, to lend Fannie Mae and Freddie Mac emergency funds and to purchase the entities' stock. On September 6, 2008, at the request of the Secretary of the U.S. Treasury, the Chairman of the Board of Governors of the Federal Reserve and the Director of the FHFA, each of Freddie Mac's and Fannie Mae's boards of directors adopted resolutions consenting to putting the respective companies into conservatorship. After obtaining these consents, the Director of FHFA appointed FHFA as the conservator of each of Fannie Mae and Freddie Mac on September 6, 2008. Fannie Mae and Freddie Mac report that as of November 7, 2008 and November 14, 2008, respectively, the conservator for each company has advised them that it has not disaffirmed or repudiated any contracts entered into by Fannie Mae or Freddie Mac prior to its appointment as conservator. The effect that this conservatorship will have on the companies' debt and equities is unclear. Each of Fannie Mae and Freddie Mac has been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

Non-diversification risk. The chance that a Portfolio's performance may be disproportionately hurt by the performance ofrelatively few securities. A Portfolio which is non-diversified may invest more of its assets in a smaller number of issuers than a diversified Portfolio. Concentrating investments may result in greater potential losses for Portfolios investing in a broader variety of issuers. A Portfolio may be more susceptible to adverse developments affecting a single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio turnover risk. A Portfolio may actively and frequently trade its portfolio securities to achieve its investment objective. This may occur due to active portfolio management by the Portfolio's Subadviser. High portfolio turnover results in higher transaction costs (such as brokerage commissions, dealer mark-ups and other transaction-related expenses), which can adversely affect a Portfolio's performance. Each Subadviser generally will not consider the length of time a Portfolio has held a particular security in making investment decisions. In fact, each Subadviser may engage in active trading on behalf of a Portfolio—that is, frequent trading of its securities—in order to take advantage of new investment opportunities or return differentials. Each Portfolio's turnover rate may be higher than that of other mutual funds due to the Subadviser's investment strategies.

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In addition, certain Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for Prudential to manage the guarantees offered in connection with these benefit programs, Prudential generally: (i) limits the number and types of variable sub-accounts in which contract holders may allocate their account values and (ii) requires contract holders to participate in certain specialized asset transfer programs. The use of these asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. This is particularly true for th Target Maturity Portfolios and the AST Investment Grade Bond Portfolio. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant Subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant Subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Prepayment or call risk. Prepayment or call risk is the risk that issuers will prepay fixed-rate obligations held by a Portfolio when interest rates fall, forcing the Portfolio to reinvest in obligations with lower interest rates than the original obligations. Mortgage-related securities and asset-backed securities are particularly subject to prepayment risk.

Real estate risk. Certain Portfolios may invest in REITs and real estate-linked derivative instruments. Such on emphasis on these types of investments will subject a Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. An investment in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Selection risk. The risk that the securities, derivatives, and other instruments selected by a Portfolio's Subadviser will underperform the market, the relevant indices or other funds with similar investment objectives and investment strategies, or that securities sold short will experience positive price performance.

Short sale risk. A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security's price will decline, exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited, although for fixed-income securities an interest rate of 0% forms an effective limit on how high a securities' price would be expected to rise. Although certain Portfolios may try to reduce risk by holding both long and short positions at the same time, it is possible that a Portfolio's securities held long will decline in value at the same time that the value of the Portfolio's securities sold short increases, thereby increasing the potential for loss.

Small company risk. The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio's ability to sell these securities. Such investments may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The securities of smaller companies may be less liquid than others, which may make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

Underlying Fund risk. The value of an investment in a Portfolio will be related in large part to the investment performance of any of the Portfolio's investments in an underlying fund. Therefore, the principal risks of investing in such a Portfolio are closely related to the principal risks associated with the underlying portfolio and its investments as well as exposing the Portfolio to a pro rata portion of the underlying portfolio's fees and expenses.

U.S. government and agency securities risk. In addition to market risk, interest rate risk and credit risk, such securities may limit a Portfolio's potential for capital appreciation. Not all U.S. Government securities are insured or guaranteed by the U.S. Government, some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Mortgage-backed securities issued by government sponsored enterprises such as Freddie Mac or Fannie Mae are not backed by the full faith and credit of the United States.

Other debt obligations issued or guaranteed by the U.S. government and government-related entities risk.Securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the GNMA, the Farmers Home Administration, the Export-Import Bank, and the Small Business Administration are backed by the full faith and credit of the United States. Obligations of the FNMA, the FHLMC, the Federal Home Loan Bank, the Tennessee Valley Authority and

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the United States Postal Service are not backed by the full faith and credit of the U.S. Government. In the case of securities not backed by the full faith and credit of the United States, a Portfolio generally must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. The yield and market value of these securities are not guaranteed by the U.S. government or the relevant government sponsored enterprise.

Valuation Risk. Due to the nature of some Portfolios' investments and the market environment, a portion of a given Portfolio's assets may be valued at fair value pursuant to guidelines established by the Fund's Board of Trustees. A Portfolio's assets may be valued using prices provided by a pricing service or, alternatively, a broker-dealer or other market intermediary (sometimes just one broker-dealer or other market intermediary) when other reliable pricing sources may not be available. No assurance can be given that such prices accurately reflect the price a Portfolio would receive upon sale of a security. To the extent a Portfolio sells a security at a price lower than the price it has been using to value the security, its net asset value will be adversely affected. When a Portfolio invests in Underlying Portfolios that are not advised, managed, or sponsored by the Investment Managers or their affiliates (collectively, the Underlying Non-Prudential Portfolios), it will generally value its investments in those Underlying Non-Prudential Portfolios based upon net asset valuation determinatinos provided by the Underlying Non-Prudential Portfolios. These values may not be precisely the same as if the investments of the Underlying Non-Prudential Portfolios had been valued using the procedures employed by a Portfolio to value its own assets. In addition, if there is wide variation in hte fair value estimates produced by the market participants with respect to investments held by a Portfolio, such variations may make it harder for the Portfolio to sell that investment (i.e., such variation may tend to increase liquidity risk).

Valuation of Private Real Estate-Related Investments risk. Private real estate-related investments owned by the Global Real Estate Portfolio will be fair valued each day using a methodology set forth in Valuation Policies and Procedures adopted by the Board of the Trust that incorporate periodic independent appraised value of the properties. An appraisal is an estimate of market value. The realizable market value of real estate depends to a great extent on economic and other conditions beyond the control of the Global Real Estate Portfolio.

Value Style risk. Certain stocks purchased by the Emerging Markets Equity Portfolio may be undervalued due to adverse economic conditions or other near-term difficulties that cause them not to achieve their expected financial potential. Undervaluation may also arise because companies are misunderstood by investors or because they are out of step with favored market themes.

Yankee obligations risk. Yankee obligations are U.S. dollar-denominated debt securities of foreign corporations issued in the United States and U.S. dollar-denominated debt securities issued or guaranteed as to payment of principal and interest by governments, quasi-governmental entities, government agencies, and other governmental entities of foreign countries and supranational entities, which securities are issued in the United States. Debt securities of quasi-governmental entities are issued by entities owned by either a national, state, or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Investments in the securities of foreign corporations and governments, even those denominated in U.S. dollars, involve certain risks not typically associated with investments in domestic issuers. The values of the securities of foreign corporations and governments are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, such as changes in economic or monetary policies. In addition, Yankee obligations may be less liquid than the debt obligations of U.S. issuers. In general, less information is publicly available about foreign corporations than about U.S. companies. Foreign corporations are generally not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Some securities issued by foreign governments or their subdivisions, agencies, and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a foreign government, it may be difficult for the Portfolio to pursue its rights against such government in that country's courts. Some foreign governments have defaulted on principal and interest payments. In addition, a Portfolio's investments in Yankee obligations may be subject to the risk of nationalization or expropriation of a foreign corporation's assets, imposition of currency exchange controls, or restrictions on the repatriation of non-U.S. currency, confiscatory taxation, political or financial instability and adverse diplomatic developments.These risks are heightened in all respects with respect to Yankee obligations issued by foreign corporations and governments located in emerging markets.

Introduction to Past Performance

A number of factors, including risk, can affect how a Portfolio performs. The bar charts and tables on the following pages demonstrate the risk of investing in each Portfolio by showing how returns can change from year to year and by showing how each Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that a Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the charts and tables on the following pages are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges. During certain periods shown, fee waivers and/or

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expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for a Portfolio would have been lower.

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Past Performance: Capital Growth Portfolios

AST Small-Cap Growth Portfolio

Annual Returns

Best Quarter	Worst Quarter
79.79%(4th quarter of 1999)	-31.21% (4th quarter of 2000)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 years
Portfolio	-35.00%	-5.83%	-1.87%
Russell 2000 Index*	-33.79%	-0.93%	3.02%
Russell 2000 Growth Index**	-38.54%	-2.35%	-0.76%

*The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. These returns do not include the effect of any investment managements expenses. These returns would have been lower if they included the effect of these expenses.

**The Russell 2000 Growth Index consists of those companies in the Russell 2000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

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AST T. Rowe Price Large-Cap Growth Portfolio

Annual Returns

Best Quarter	Worst Quarter
28.30%(4th quarter of 1999)	-22.64%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 years
Portfolio	-40.57%	-3.50%	-3.45%
Standard & Poor's 500 Index*	-36.99%	-2.19%	-1.38%
Russell 1000 Growth Index**	-38.44%	-3.42%	-4.27%

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 100 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

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Past Performance: Capital Growth Portfolios (Continued)

AST Marsico Capital Growth Portfolio

Annual Returns

Best Quarter	Worst Quarter
36.36%(4th quarter of 1999)	-25.02%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 Years
Portfolio	-43.66%	-3.01%	-0.22%
Standard & Poor's 500 Index*	-36.99%	-2.19%	-1.38%
Russell 1000 Growth Index**	-38.44%	-3.42%	-4.27%

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 100 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

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AST Large-Cap Value Portfolio

Annual Returns

Best Quarter	Worst Quarter
13.27%(2nd quarter of 2003)	-22.39%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 years
Portfolio	-41.49%	-3.74%	-1.33%
Standard & Poor's 500 Index*	-36.99%	-2.19%	-1.38%
Russell 1000 Value Index**	-36.85%	-0.79%	1.36%

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Russell 1000 Value Index measures measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

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Fees and Expenses of the Portfolios

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios. Unless otherwise indicated, the fees and expenses shown below are based upon each Portfolio's expenses for the year ended December 31, 2008 and are expressed as a percentage of the average daily net assets of each Portfolio. Expenses may vary in future years.

The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets, in %)
	Shareholder Fees (fees paid directly from your investment)	Management Fees[4]	Distribution (12b-1) Fees	Other Expenses[1]	Acquired Portfolio Fees & Expenses [2]	Total Annual Portfolio Operating Expenses [3]
AST Small-Cap Growth	None	.90	None	.22	-	1.12
AST T. Rowe Price Large-Cap Growth	None	.88	None	.13	-	1.01
AST Marsico Capital Growth	None	.90	None	.13	-	1.03
AST Large-Cap Value	None	.75	None	.12	-	.87

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Example

The following Example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Because the following example does not include the effect of Contract charges, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus. The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio's total operating expenses remain the same (including the indirect expenses of any acquired portfolios in which the Portfolio invests), except for any contractual fee waivers and overall expense limitations that may be in effect for the one year period in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expense Example
	1 Year	3 Years	5 Years	10 Years
AST Small-Cap Growth	114	356	617	1,363
AST T. Rowe Price Large-Cap Growth	103	322	558	1,236
AST Marsico Capital Growth	105	328	569	1,259
AST Large-Cap Value	89	278	482	1,073

1 Shares of the Portfolios are generally purchased through variable insurance products. The Trust has entered into arrangements with the issuers of the variable insurance products offering the Portfolios under which the Trust compensates the issuers 0.10% for providing ongoing services to Portfolio shareholders in lieu of the Trust providing such services directly to shareholders. Amounts paid under these arrangements are included in "Other Expenses." Subject to the expense limitations set forth below, for each Portfolio of the Trust, except as described below, the Investment Managers have agreed to voluntarily waive a portion of the 0.10% administrative services fee, based on the average daily net assets of each Portfolio of the Trust, as set forth in the table below:

Average Daily Net Assets of Portfolio	Fee Rate Including Waiver
Up to and including $500 million	0.10% (no waiver)
Over $500 million up to and including $750 million	0.09%
Over $750 million up to and including $1 billion	0.08%
Over $1 billion	0.07%

2 Some of the Portfolios invest in other investment companies (the Acquired Portfolios), including the Dryden Core Investment Fund. Investors in a Portfolio indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown under "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios in which each Portfolio invested during the year ended December 31, 2008.

When a Portfolio's "Acquired Portfolio Fees and Expenses" are less that 0.01%, such expenses are included in the column titled "Other Expenses." This may cause the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables of such Portfolios.

3 Effective as of July 1, 2008, the Investment Managers have voluntarily agreed to waive a portion of their management fee and/or limit expenses (expressed as a percentage of average daily net assets) for certain Portfolios of the Fund, as set forth in the table below. These arrangements may be discontinued or otherwise modified at any time.

Portfolio	Fee Waiver and/or Expense Limitation
AST Large-Cap Value	0.84%
AST JPMorgan International Equity	1.01%

4 The management fee rate shown in the "management fees" column is based on the indicated Portfolio's average daily net assets as of the fiscal year ended December 31, 2008, except that the fee rate shown does not reflect the impact of any contractual or voluntary management fee waivers that may be applicable and which would result in a reduction in the fee rate paid by the Portfolio. The management fee rate for certain Portfolios may include "breakpoints" which are reduced fee rates that are applicable at specified levels of Portfolio assets; the effective fee rates shown in the table reflect and incorporate any contractual fee "breakpoints" which may be applicable.

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MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Introduction

We describe each Portfolio's investment objective and policies on the following pages. We describe certain investment instruments that appear below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios.

Although we make every effort to achieve each Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Trustees can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Capital Growth Portfolios: Investment Objectives & Policies

AST Small-Cap Growth Portfolio

Investment Objective: long-term capital growth.

Principal Investment Policies and Risks:
The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies. The 80% investment requirement applies at the time the Portfolio invests its assets.

The Portfolio normally pursues its objective by investing primarily in the common stocks of small-capitalization companies. For purposes of the Portfolio, small-capitalization companies are generally those that have market capitalizations no larger than the largest capitalized company included in the Russell 2000® Growth Index at the time of the Portfolio's investment. The size of the companies in the Russell 2000® Growth Index and those on which the Subadviser intends to focus the Portfolio's investments will change with market conditions.

Eagle is responsible for managing the Portfolio's assets. Eagle uses extensive fundamental research to seek out rapidly growing, under-researched small cap companies trading at reasonable valuations. Such companies typically have accelerating earnings growth, a high or expanding return on equity, a competent management team with a strong ownership incentive and a positive catalyst such as an exciting new product, a management change or other restructuring.

Securities will generally be sold if they reach what is believed to be an unsustainable valuation, if their fundamentals deteriorate, if the original investment thesis proves to be incorrect or if the industry dynamics have negatively changed.

Because the Portfolio invests primarily in common stocks, the primary risk of investing in the Portfolio is that the value of the stocks it holds might decrease, and you could lose money. The prices of the securities in the Portfolios will fluctuate. These price movements may occur because of changes in the financial markets as a whole, a company's individual situation or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

Other Investments:
The Portfolio may invest to a lesser degree in types of securities other than common stocks, including preferred stocks, warrants, and convertible securities. In addition, the Portfolio may invest in the following types of securities and engage in the following investment techniques:

Foreign Securities. The Portfolio may invest up to 15% of its total assets in foreign securities. The Portfolio may invest directly in foreign securities denominated in foreign currencies, or may invest through depositary receipts or passive foreign investment companies. Generally, the same criteria are used to select foreign securities as domestic securities. American Depository Receipts and foreign issuers traded in the United States are not considered to be Foreign Securities for purposes of this investment limitation.

Futures, Options and Other Derivative Instruments. The Portfolio may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts, and may invest in options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products (collectively "derivative instruments"). The Portfolio may use derivative instruments to hedge the value of its portfolio against potential adverse movements in securities prices, currency exchange rates or interest rates.

Temporary Investments. When the Subadviser believes that market conditions are not favorable for profitable investing or when the

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Subadviser is otherwise unable to locate favorable investment opportunities, the Portfolio's investments may be hedged to a greater degree and/or its cash or similar investments may increase. In other words, the Portfolio does not always stay fully invested in stocks and other equity securities. The Portfolio's cash and similar investments may include high-grade commercial paper, certificates of deposit, repurchase agreements and money market funds managed by the Subadviser or others. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of capital growth will be limited.

AST T. Rowe Price Large-Cap Growth Portfolio

Investment Objective: to seek long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.

Principal Investment Policies and Risks:
The Portfolio takes a growth approach to investing and will normally invest at least 80% of its net assets in the common stocks of large companies. As noted earlier a large company is defined as one whose market cap is larger than the median market cap of companies in the Russell 1000® Growth Index. The Portfolio will not automatically sell or cease to purchase stock of a company it already owns just because the company's market capitalization falls below this level. The Subadviser generally looks for companies with an above-average rate of earnings growth and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth.

Because the Portfolio invests primarily in stocks, the Portfolio is subject to the risks associated with stock investments, and the Portfolio's share price therefore may fluctuate substantially. The Portfolio's share price will be affected by changes in the stock markets generally, and factors specific to a company or an industry will affect the prices of particular stocks held by the Portfolio (for example, poor earnings, loss of major customers, availability of basic resources or supplies, major litigation against a company, or changes in governmental regulation affecting an industry). The Portfolio's focus on large, more-established companies may mean that its level of risk is lower than a fund investing primarily in smaller companies. Because the Portfolio invests in a smaller number of securities than many other funds, changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's share price.

Other Investments:
In addition to investing in equity securities, the Portfolio also may:

- invest up to 20% of its net assets in convertible securities;
- invest up to 10% of its net assets in rights or warrants;
- invest up to 15% of its total assets in foreign securities;
- purchase and sell exchange-traded index options and stock index futures contracts; and
- write covered exchange-traded call and put options on its securities up to 15% of its total assets, and purchase exchange-traded call and put options on common stocks up to, for all purchased options, 10% of its total assets.

American Depositary Receipts (ADRs) and other U.S.-dollar denominated securities of foreign companies are not considered foreign securities for purposes of the 15% limitation set forth above and may be purchased by the Portfolio.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

Temporary Investments. Although it does not expect to do so ordinarily, when business or financial conditions warrant the Portfolio may assume a temporary defensive position and invest in high-grade, short-term, fixed-income securities (which may include U.S. Government securities) or hold its assets in cash. The Portfolio's cash reserves may consist of U.S.-dollar and non-U.S. dollar currencies. The Portfolio may also invest in money market mutual funds managed by the Subadviser. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective may be limited.

AST Marsico Capital Growth Portfolio

Investment Objective: to seek capital growth. Income is not an investment objective and any income realized on the Portfolio's investments, therefore, will be incidental to the Portfolio's objective.

Principal Investment Policies and Risks:
The Portfolio invests primarily in the common stocks of large companies that are selected for their growth potential. Large companies are defined as those companies within the market capitalization range of the Russell 1000® Growth Index. The Portfolio will

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normally hold a core position of between 35 and 50 common stocks. The Portfolio may hold a limited number of additional common stocks at times when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions.

In selecting investments for the Portfolio, Marsico uses an approach that combines "top-down" macro-economic analysis with "bottom-up" stock selection.

The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

Marsico then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico may visit with various levels of a company's management, as well as with its customers and (as relevant) suppliers, distributors, and competitors. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth, current income and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico may reduce or sell a Portfolio's investments in a company if, in the opinion of Marsico, the company's fundamentals change substantially, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential or current income potential, more attractive investment opportunities appear elsewhere, or for other reasons.

The core investments of the Portfolio generally may include established companies and securities that offer long-term growth potential. However, the Portfolio also may typically include securities of less mature companies, companies or securities with more aggressive growth characteristics, and companies undergoing significant changes such as the introduction of a new product line, the appointment of a new management team, or an acquisition.

The primary risk associated with investment in the Portfolio will be the risk that the equity securities held by the Portfolio will decline in value. The risk of the Portfolio is expected to be commensurate with that of other funds using a growth strategy to invest in the stocks of large and medium-sized companies.

Although it is the general policy of the Portfolio to purchase and hold securities for capital growth, changes in the Portfolio will be made as the Subadviser deems advisable. For example, portfolio changes may result from liquidity needs, securities having reached a desired price, or by reason of developments not foreseen at the time of the investment was made.

Special Situations. The Portfolio may invest in "special situations" from time to time. A "special situation" arises when, in the opinion of the Subadviser, the securities of a particular company will be recognized and increase in value due to a specific development, such as a technological breakthrough, management change or new product at that company. Investment in "special situations" carries an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Other Investments:
The Portfolio may also invest to a lesser degree in preferred stocks, convertible securities, warrants, and debt securities when the Portfolio perceives an opportunity for capital growth from such securities. The Portfolio may invest up to 10% of its total assets in debt securities, which may include corporate bonds and debentures and government securities.

The Portfolio may also purchase securities of foreign issuers including foreign equity and debt securities and depositary receipts . The

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foreign securities may include companies located in developing countries. Foreign securities are selected primarily on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. The Portfolio may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

Index/Structured Securities. The Portfolio may invest without limit in index/structured securities, which are debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed ( i.e. , their value may increase or decrease if the reference index or instrument appreciates). Index/structured securities may have return characteristics similar to direct investments in the underlying instruments, but may be more volatile than the underlying instruments. The Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer of the index/structured security.

Futures, Options and Other Derivative Instruments. The Portfolio may purchase and write (sell) options on securities, financial indices, and foreign currencies, and may invest in futures contracts on securities, financial indices, and foreign currencies, options on futures contracts, forward contracts and swaps and swap-related products. These instruments will be used primarily to hedge the Portfolio's positions against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Portfolio may also use derivative instruments for non-hedging purposes such as increasing the Portfolio's income or otherwise enhancing return.

Temporary Investments. Although the Subadviser expects to invest primarily in equity securities, the Subadviser may increase the Portfolio's cash position without limitation when the Subadviser believes that appropriate investment opportunities for capital growth with desirable risk/reward characteristics are unavailable. Cash and similar investments (whether made for defensive purposes or to receive a return on idle cash) will include high-grade commercial paper, certificates of deposit, discount notes and repurchase agreements. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of capital growth will be limited.

AST Large-Cap Value Portfolio

Investment Objective: to seek current income and long-term growth of income, as well as capital appreciation.

Principal Policies and Risks:
The Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in large capitalization companies. Large capitalization companies are generally those that have market capitalizations, at the time of purchase, within the market capitalization range of the Russell 1000® Value Index. The 80% requirement applies at the time the Portfolio invests its assets. Some of these securities may be acquired in initial public offerings (IPOs). In addition to these principal investments, the Portfolio may invest up to 20% of its total assets in foreign securities.

The assets of the Portfolio are independently managed by three Subadvisers under a multi-manager structure. Pursuant to the multi-manager structure, the Investment Managers of the Portfolio determine and allocate a portion of the Portfolio's assets to each of the Subadvisers. The allocations will be reviewed by the Investment Managers periodically and may be altered or adjusted by the Investment Managers without prior notice. Such adjustments will be reflected in the annual update to this prospectus.

Although each Subadviser will follow the Portfolio's policy of investing, under normal circumstances, at least 80% of the Portfolio's assets in large capitalization companies, each Subadviser expects to utilize different investment strategies to achieve the Portfolio's objective of current income and long-term growth of income, as well as capital appreciation. The current asset allocations and principal investment strategies for each of the Subadvisers are summarized below:

Hotchkis and Wiley normally focuses on stocks that have a high cash dividend or payout yield relative to the market. Payout yield is defined as dividend yield plus net share repurchases. The Subadviser also may invest in stocks that don't pay dividends, but have growth potential unrecognized by the market or changes in business or management that indicate growth potential.

Eaton Vance normally invests primarily in value stocks of large-cap companies, which are common stocks that, in the Subadviser's opinion, are inexpensive or undervalued relative to the overall stock market. Investment decisions are made primarily on the basis of fundamental research and involve consideration of numerous factors, including quality of business franchises, financial strength, management capability and integrity, growth potential, valuation and earnings and cash flow capabilities. Many of these considerations are subjective. Eaton Vance intends to manage investment risk by maintaining broad issuer and industry diversification among its holdings, and by utilizing fundamental analysis of risk/return characteristics in securities selection. The Subadviser may sell a security when its price objective for the security is reached, the fundamentals of the company deteriorate, a security's price falls below acquisition cost or to pursue more attractive investment options.

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As an alternative to holding foreign securities directly, the Portfolio may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the over-the-counter market (including depositary receipts which evidence ownership in underlying foreign stocks). Such investments are not subject to the 20% limitation on investing in foreign securities. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including political and economic risks. The Portfolio may also invest in other equity securities, including, but not limited to, convertible securities, preferred stock and real estate investment trusts.

Dreman seeks to provide a total return greater than that of the benchmark over time, to protect client capital during market downturns and to stay consistent in our low price-to-earnings ratio, contrarian value approach to investment management, while taking into consideration dividend yield. Dreman will seek to attain superior returns by using a contrarian value investment approach.

Dreman believes that it can attain superior performance by adhering to an investment strategy that is disciplined and has a demonstrated record of success. Dreman's investment strategy emphasizes stocks that offer unique investment values. The criterion used to identify such stocks include below average price-to-earnings, price-to-book, and/or price-to-cash flow ratios and above average dividend yields. Over the last 25 years, extensive studies, which date as far back as the 1930s, conducted by David Dreman and affiliates of Dreman, have led the Dreman to conclude that consistently applying disciplined value strategies yields superior long-term total returns.

Temporary Investments: In periods of uncertain market and economic conditions, the Portfolio may assume a defensive position with up to 100% of its assets temporarily held in cash. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective may be limited.

On or about April 1, 2009, Hotchkis and Wiley was responsible for managing approximately 15% of the Portfolio's assets, Eaton Vance was responsible for managing approximately 60% of the Portfolio's assets and Dreman was responsible for managing approximately 25% of the Portfolio's assets.

On or about May 1, 2009, the Investment Managersintend to reallocate the Portfolio's assets sothat Hotchkis and Wiley will be responsible for managing approximately 20% of the Portfolio's assets and Eaton Vance will be responsible for managing approximately 80% of the Portfolio's assets.Upon such reallocation of the Portfolio's assets, Dreman will no longer be responsible for managing any of the Portfolio's assets. It is expected that Hotchkis and Wiley and Eaton Vance will be the Portfolio's only subadvisers on or about July 31, 2009.

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MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS

Additional Investments & Strategies

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio's return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock, the cash value of common stock or some other security of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, convertible securities offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also "Swaps" defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also "Credit Default Swaps" defined above.

Derivatives — A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the "roll period," the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also "Swaps" defined below.

Event-Linked Bonds— Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also

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be subject to liquidity risk.

Foreign Currency Forward Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Illiquid Securities — An illiquid security is one that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Portfolio's net asset value. Each Portfolio (other than the Money Market Portfolio) generally may invest up to 15% of its net assets in illiquid securities. The Money Market Portfolio may invest up to 10% of its net assets in illiquid securities. Each Portfolio may purchase certain restricted securities that can be resold to institutional investors and which may be determined to be liquid pursuant to the procedures of the Portfolios. Those securities are not subject to the 15% and 10% limits. The 15% and 10% limits are applied as of the date the Portfolio purchases an illiquid security. It is possible that a Portfolio's holding of illiquid securities could exceed the 15% limit (10% for the Money Market Portfolio), for example as a result of market developments or redemptions.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. See also "Swaps" defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities— Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. The Portfolios may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies and mortgage-backed securities issued by government sponsored enterprises such as the Federal National Mortgage Association (Fannie Maes), the Government National Mortgage Association (Ginnie Maes) and debt securities issued by the Federal Home Loan Mortgage Company (Freddie Macs) that

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are not backed by the full faith and credit of the United States. The Portfolios may also invest in private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified "multiplier." Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Private Investments in Public Equity (PIPEs) — A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against the box involves selling a security that the Portfolio owns, or has the right to obtain without additional costs, for delivery at a specified date in the future. A Portfolio may make a short sale against the box to hedge against anticipated declines in the market price of a portfolio security. If the value of the security sold short increases instead, the Portfolio loses the opportunity to participate in the gain.

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Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also "Options" defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps — In a total return swap, payment (or receipt) of an index's total return is exchanged for the receipt (or payment) of a floating interest rate. See also "Swaps" defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

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HOW THE FUND IS MANAGED

Board of Trustees

The Board of Trustees of the Fund (the Board) oversees the actions of the Investment Managers and the Subadvisers and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

Investment Managers

AST Investment Services, Inc. (AST) One Corporate Drive, Shelton, Connecticut, and Prudential Investments LLC (PI) Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, serve as co-investment managers of the Fund.

The Fund's Investment Management Agreements, on behalf of each Portfolio, with AST and PI (the Management Agreements), provide that AST and PI (the Investment Managers) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The Investment Managers have engaged the Subadvisers to conduct, in whole or in part, the investment programs of the Portfolios, which generally includes the purchase, retention and sale of portfolio securities. The Investment Managers are responsible for monitoring the activities of the Subadvisers and reporting on such activities to the Board. The Fund has obtained an exemption from the Securities and Exchange Commission (the Commission) that permits the Investment Managers, subject to approval by the Board, to change Subadvisers for a Portfolio and to enter into new subadvisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a manner similar to the Fund) is intended to facilitate the efficient supervision and management of the Subadvisers by the Investment Managers and the Trustees. PI conducts the investment program for the Dynamic Asset Allocation Portfolios as described above. PI in conjunction with asset allocation Subadvisers, conducts the investment program for the Tactical Asset Allocation Programs as described above. As set forth above, PI also conducts the investment program for a portion of the assets of the Advanced Strategies Portfolio.

Under normal conditions, the Investment Managers will determine the division of the assets of the Portfolios among the applicable Subadvisers and PI. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided among the Subadvisers and PI as the Investment Managers deem appropriate. The Investment Managers may change the target allocation of assets among Subadvisers, transfer assets between Subadvisers, or change the allocation of cash inflows or cash outflows among Subadvisers for any reason and at any time without notice. As a consequence, the Investment Managers may allocate assets or cash flows from a portfolio segment that has appreciated more to another portfolio segment.

Reallocations of assets among the Subadvisers and PI may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because the Subadvisers and PI select portfolio securities independently, it is possible that a security held by a portfolio segment may also be held by another portfolio segment of the Portfolio or that certain Subadvisers or PI may simultaneously favor the same industry. The Investment Managers will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if a Subadviser or PI buys a security as another Subadviser or PI sells it, the net position of the Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Portfolio will have incurred additional costs. The Investment Managers will consider these costs in determining the allocation of assets or cash flows. The Investment Managers will consider the timing of asset and cash flow reallocations based upon the best interests of each Portfolio and its shareholders.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreements is available in the Fund's semi-annual report (for agreements approved during the six month period ended June 30) and in the Fund's annual report (for agreements approved during the six month period ended December 31).

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Investment Management Fees

The following chart lists the total effective annualized investment management fees paid by each Portfolio of the Fund to AST during 2008:

Investment Management Fees Paid by the Portfolios
Portfolio	Total investment management fees as % of average net assets[1]
AST Small-Cap Growth	.90
AST T. Rowe Price Large-Cap Growth	.88
AST Marsico Capital Growth	.90
AST Large-Cap Value	.74

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Note to Investment Management Fees Table: 1Please refer to the Statement of Additional Information for contractual fee information for each of the portfolios.

Investment Subadvisers

The Portfolios of the Fund each have one more or more investment Subadvisers providing the day-to-day investment management of the Portfolio. AST pays each investment Subadviser a subadvisory fee out of the fee that AST receives from the Fund. The investment Subadvisers for each Portfolio of the Fund are listed in the table below:

Portfolio	Investment Subadviser
AST Small-Cap Growth	Eagle Asset Management, Inc.
AST T. Rowe Price Large-Cap Growth	T. Rowe Price Associates, Inc.
AST Marsico Capital Growth	Marsico Capital Management, LLC
AST Large-Cap Value	Hotchkis and Wiley Capital Management LLC
Eaton Vance Management
Dreman Value Management, L.L.C.

Descriptions of each Subadviser are set out below:

Dreman Value Management, L.L.C. (Dreman) had approximately $8.5 billion under management as of December 31, 2008. Dreman's offices are located at Harborside Financial Center, Plaza 10, Suite 800, Jersey City, NJ 07311. Dreman's address is 520 East Cooper Ave., Suite 230-4, Aspen, CO 81611. Dreman is an employee controlled and limited liability company with clients including, but not limited to, registered investment companies, separate accounts offered by variable annuity products, and individual investor accounts.

Eagle Asset Management, Inc. (Eagle) is a wholly-owned subsidiary of Raymond James Financial, Inc. that was founded in 1976. Eagle employs approximately 39 investment professionals, and has approximately $11.3 billion in assets under management as of December 31, 2008. Eagle's address is 880 Carillon Parkway, St. Petersburg, Florida 33716.

Eaton Vance Management is one of the oldest financial services firms in the United States, with a history dating to 1924. Eaton Vance was created in 1979 by the merger of two Boston-based investment management companies - Eaton Howard, Inc. (founded in 1924) and Vance Sanders Company, Inc. (founded in 1934). As such, Eaton Vance is the product of a union between two Boston-based money managers whose roots date to the founding days of the U.S. investment management industry. The principal address of Eaton Vance is Two International Place, Boston, Massachusetts 02110. As of December 31, 2008, Eaton Vance and its affiliates had approximately $124.9 billion in assets under management.

Hotchkis and Wiley Capital Management LLC (Hotchkis and Wiley) is a registered investment adviser, the primary members of which are HWCap Holdings, a limited liability company whose members are current and former employees of Hotchkis and Wiley and Stephens-HW, LLC, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company. As of December 31, 2008, Hotchkis and Wiley had approximately $10.8 billion in assets under management. Hotchkis and Wiley's address is 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017-5439.

Marsico Capital Management, LLC (MCM) was organized in September 1997 as a registered investment adviser and is an independently-owned investment management firm. MCM provides investment services to mutual funds and private accounts and, as of December 31, 2008, had approximately $56 billion under management. Thomas F. Marsico is the founder, Chief Executive Officer and Chief Investment Officer of MCM. MCM's address is 1200 17th Street, Suite 1600, Denver, CO 80202.

T. Rowe Price Associates, Inc. (T. Rowe Price) and its affiliates managed approximately $276.3 billion in assets as of December 31, 2008. T. Rowe Price's address is 100 East Pratt Street, Baltimore, Maryland 21202.

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Portfolio Managers

Information about the portfolio managers responsible for the day-to-day management of the Fund's Portfolios is set forth below.

In addition to the information set forth below, the Fund's SAI provides additional information about each Portfolio Manager's compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager's ownership of shares of the Fund's Portfolios.

AST Small-Cap Growth Portfolio

The portfolio manager primarily responsible for management of the Portfolio is Bert L. Boksen, CFA. Mr. Boksen is Senior Vice President and Managing Director of Eagle. He earned a B.A. in Business from City College of New York in 1970, and an M.B.A. in Finance from St. John's University in 1977. Mr. Boksen is a Chartered Financial Analyst. Since January 2002, Mr. Boksen has served as Manager and President of EB Management I, LLC, general partner of Investment Partnership. Since April 1995, Mr. Boksen has served as Senior Vice President of Eagle Asset Management,Inc. He has portfolio management responsibilities for the Small Cap Growth Equity accounts. Mr. Boksen was appointed Managing Director of Eagle in June 1999. Prior to joining Eagle, Mr. Boksen was Senior Vice President and Chief Investment Officer of Raymond James Associates, Inc., where he was Chairman of the Raymond James Focus Committee. Mr. Boksen has been a registered representative of Raymond James Associates, Inc., since 1979.

Mr. Bosken is assisted by Eric Mintz, CFA. Mr. Mintz is an Assistant Portfolio Manager for Small Cap Growth equity accounts. Mr. Mintz joined Eagle in 2005 as a Senior Research Analyst and brings 12 years of investment experience as an analyst and research associate. He holds a B.A. in economics from Washington and Lee University and earned his M.B.A. from the University of Southern California. Mintz received his Chartered Financial Analyst designation in 2000.

AST T. Rowe Price Large-Cap Growth Portfolio

T. Rowe Price manages the Portfolio through an Investment Advisory Committee. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program.Robert Sharps is the Investment Advisory Committee Member responsible for the Portfolio.

Mr. Sharps is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He is also the lead Portfolio Manager on the Large-Cap Growth Strategy Team in the Equity Division. Mr. Sharps serves as Vice President and an Investment Advisory Committee member of the Growth Stock Fund, Blue Chip Growth Fund, Global Stock Fund, and New America Growth Fund. He is also a member of the Investment Advisory Committee of the Tax-Efficient Growth Fund. Prior to joining the firm in 1997, Mr. Sharps was a Senior Consultant at KPMG Peat Marwick. He earned a B.S., summa cum laude, in Accounting from Towson University and an M.B.A. in Finance from the Wharton School, University of Pennsylvania. Mr. Sharps has also earned the Chartered Financial Analyst and Certified Public Accountant accreditations.

AST Marsico Capital Growth Portfolio

Thomas F. Marsico is the founder, Chief Executive Officer, and Chief Investment Officer of MCM.

AST Large-Cap Value Portfolio

Hotchkis and Wiley Segment. Hotchkis and Wiley manages institutional separate accounts and is the advisor and sub-advisor to mutual funds, including the Portfolio. The investment process employed is the same for similar accounts, including the Portfolio and is team-based utilizing primarily in-house, fundamental research. The investment research staff is organized by industry and sector and supports all of the accounts managed in each of the Hotchkis and Wiley investment strategies. Portfolio coordinators for each strategy ensure that the best thinking of the investment team is reflected in the "target portfolios". Investment ideas for the Portfolio are generated by Hotchkis' investment team. Hotchkis and Wiley has identified the portfolio managers with the most significant responsibility for the Portfolio. The list does not include all members of the investment team.

George Davis, Judd Peters, Scott McBride, Patricia McKenna and Sheldon Lieberman participate in the investment research review and decision-making process for the Portfolio. Mr. McBride, Mr. Peters and Mr. Davis coordinate the day to day management of the Portfolio. Mr. Davis, Principal, Portfolio Manager and Chief Executive Officer, joined Hotchkis' investment team in 1988. Mr. Peters, Portfolio Manager, joined Hotchkis' investment team in 1999. Mr. McBride, Portfolio Manager, joined Hotchkis' investment team in

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2001. Ms. McKenna, Principal and Portfolio Manager, joined Hotchkis' investment team in 1995. Mr. Lieberman, Principal and Portfolio Manager, joined Hotchkis' investment team in 1994.

Eaton Vance Segment. Michael Mach manages the portion of the Portfolio assigned to Eaton Vance.

Michael R. Mach, CFA, is a Vice President of Eaton Vance Management. Mr. Mach joined Eaton Vance in 1999 from Robertson Stephens, where he held the position of managing director and senior analyst of the Industrial Opportunities research product since 1998. From 1996-1998, he served as managing director and senior analyst of Piper Jaffray's Industrial Select research product. In addition, from 1989-1996, Mr. Mach served as a Senior Vice President at Putnam Investments, with responsibilities that included equity analysis, mutual fund and institutional account management. Mr. Mach's prior experience also includes analyst and portfolio manager positions with Freedom Capital from 1987-1989, Gardner Preston Moss from 1985-1987 and Delaware Investment Advisors from 1978-1985.

Mr. Mach earned a B.B.A. in marketing and psychology from the University of Wisconsin, an M.A. in social sciences and an M.B.A. with concentrations in finance, economics and international business from the University of Chicago.

Dreman Segment. David N. Dreman and E. Clifton Hoover, Jr., CFA manage the portion of the Portfolio assigned to Dreman.

David N. Dreman is the Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and Co-Lead Portfolio Manager. Mr. Dreman began his investment career in 1957, and is the founder of Dreman Value Management, L.L.C. Mr. Dreman serves as the co-lead portfolio manager. Mr. Dreman founded his first investment firm, Dreman Value Management, Inc., in 1977 and served as its President and then Chairman to 1995, followed by a similar role at Dreman Value Advisors, Inc. from 1995 to 1997.

E. Clifton Hoover, Jr., CFA has over 20 years of experience in the investment management industry. He has built his career on the low P/E approach to investing, that is at the center of the Dreman philosophy. Prior to joining Dreman Value Management, L.L.C. Mr. Hoover was a Managing Director and Portfolio Manager at NFJ Investment Group. In this role Mr. Hoover managed a Dividend Value portfolio and Small Cap portfolio. In addition, he assisted with consultant relationship building and retail channel support for both mutual fund and wrap accounts. Mr. Hoover also has experience from Credit Lyonnais where he was responsible for the financial analysis and client servicing of a $5 billion diversified corporate portfolio, involving various debt instruments and equity investments. At Citibank Financial where he worked earlier in his career, Mr. Hoover gained experience as a Financial Analyst. In this position he was responsible for the in-depth financial analysis of US companies and their respective industries with regard to potential debt or equity transactions. At RepublicBank where Mr. Hoover began his career in finance he worked as a Credit Analyst a progressed up the ranks to Vice President of Corporate Banking. Mr. Hoover graduated from Texas Tech University in 1984 with his BBA in Finance. He then went on to complete his MS in Finance at Texas Tech the following year.

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HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS

Purchasing and Redeeming Shares of the Portfolios

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Redemption in Kind

The Fund may pay the redemption price to shareholders of record (generally, the insurance company separate accounts holding Fund shares) in whole or in part by a distribution in-kind of securities from the relevant investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission (SEC) and procedures adopted by the Fund's Board of Trustees. Securities will be readily marketable and will be valued in the same manner as in a regular redemption.

If shares are redeemed in kind, the recipient will incur transaction costs in converting such assets into cash. These procedures govern the redemption by the shareholder of record, generally an insurance company separate account. The procedures do not affect payments by an insurance company to a contract owner under a variable contract.

Frequent Purchases or Redemptions of Portfolio Shares

The Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the "PI funds"). Frequent purchases and redemptions may adversely affect the investment performance and interests of long-term investors in the Portfolios. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This may cause the PI funds to sell Portfolio securities at inopportune times, hurting their investment performance. When large dollar amounts are involved, frequent trading can also make it difficult for the PI funds to use long-term investment strategies because they cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased transaction and tax costs.

Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor's frequent trading strategies.

The Boards of Directors/Trustees of the PI funds, including the Fund, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Fund are limited, however, because the Fund does not directly sell its shares directly to the public. Instead, Portfolio shares are sold only to insurance company separate accounts that fund variable annuity contracts and variable life insurance policies (together, the "contracts"). Therefore, the insurance companies purchasing Portfolio shares (the "participating insurance companies"), not the Fund, maintain the individual contract owner account records. Each participating insurance company submits to the Fund's transfer agent daily aggregate orders combining the transactions of many contract owners. Therefore, the Fund and its transfer agent do not monitor trading by individual contract owners.

Under the Fund's policies and procedures, the Fund has notified each participating insurance company that the Fund expects the insurance company to impose restrictions on transfers by contract owners. The current participating insurance companies are Prudential and two insurance companies not affiliated with Prudential. The Fund may add additional participating insurance companies in the future. The Fund receives reports on the trading restrictions imposed by Prudential on variable contract owners investing in the Portfolios, and the Fund monitors the aggregate cash flows received from unaffiliated insurance companies. In addition, the Fund has entered shareholder information agreements with participating insurance companies as required by Rule 22c-2 under the Investment Company Act. Under these agreements, the participating insurance companies have agreed to: (i) provide certain information regarding contract owners who engage in transactions involving Portfolio shares and (ii) execute any instructions from the Fund to restrict or prohibit further purchases or exchanges of Portfolio shares by contract owners who have been identified by the Fund as having engaged in transactions in Portfolio shares that violate the Fund's frequent trading policies and procedures. The

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Fund and its transfer agent also reserve the right to reject all or a portion of a purchase order from a participating insurance company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.

The Fund also employs fair value pricing procedures to deter frequent trading. Those procedures are described in more detail under "Net Asset Value," below.

Each Fund of Funds invests primarily or exclusively in other Portfolios of the Trust that are not operated as Funds of Funds. These portfolios in which the Funds of Funds invest are referred to as Underlying Trust Portfolios. The policies that have been implemented by the participating insurance companies to discourage frequent trading apply to transactions in Funds of Funds shares. Transactions by the Funds of Funds in Underlying Trust Portfolio shares, however, are not subject to any limitations and are not considered frequent or short-term trading. For example, the Funds of Funds may engage in significant transactions in Underlying Trust Portfolio shares in order to: (i) change their investment focus, (ii) rebalance their investments to match the then-current asset allocation mix, (iii) respond to significant purchases or redemptions of Fund of Funds shares, or (iv) respond to changes required by the underlying contracts. These transactions by the Funds of Funds in Underlying Trust Portfolio shares may be disruptive to the management of an Underlying Trust Portfolio because such transactions may: (i) cause the Underlying Trust Portfolio to sell portfolio securities at inopportune times to have the cash necessary to pay redemption requests, hurting their investment performance, (ii) make it difficult for the Subadvisers for the Underlying Trust Portfolios to fully implement their investment strategies, and (iii) lead to increased transaction and tax costs.

The AST Bond Portfolios 2015, 2018, and 2019, the AST Investment Grade Bond Portfolio and certain other Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for the participating insurance companies to manage the guarantees offered in connection with these benefit programs, the insurance companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values (referred to in this Prospectus as the Permitted Sub-Accounts) and (ii) require contract holders to participate in certain specialized asset transfer programs. Under these asset transfer programs, the participating insurance companies will monitor each contract owner's account value from time to time and, if necessary, will systematically transfer amounts among the Permitted Sub-Accounts as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable.

As an example of how these asset transfer programs will operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract holder's account value within the Permitted Sub-Accounts) and certain market return scenarios involving "flat" returns over a period of time may cause participating insurance companies to transfer some or all of such contract owner's account value to a Target Maturity Portfolio or the AST Investment Grade Bond Portfolio. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by assets in investments like the Target Maturity Portfolios or the AST Investment Grade Bond Portfolio.

The above-referenced asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs. Such asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant investment adviser or Subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or Subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and the participating insurance companies to prevent such trading, there is no guarantee that the Fund or the participating insurance companies will be able to identify these investors or curtail their trading practices. Therefore, some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading. The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.

For information about the trading limitations applicable to you, please see the prospectus for your contract or contact your insurance company.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary

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markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Fund's portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Trustees. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the U.S., because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

The Fund may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security's published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market.

Fair value pricing procedures are designed to result in prices for a Portfolio's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio's NAV by short-term traders.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $1 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio's NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All short-term debt securities held by the Money Market Portfolio are valued at amortized cost. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund's Board of Trustees has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

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Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a Subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a Subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A Subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Valuation of Private Real Estate-Related Investments. Private real estate-related investments owned by the Global Real Estate Portfolio will be fair valued each day using a methodology set forth in Valuation Policies and Procedures adopted by the Board of the Trust that incorporate periodic independently appraised values of the properties and include an estimate each day of net operating income (which reflects operating income and operating losses) for each property. Estimates of net operating income are adjusted monthly on a going forward basis as actual net operating income is recognized monthly.

An appraisal is an estimate of market value and not a precise measure of realizable value. Generally, appraisals will consider the financial aspects of a property, market transactions and the relative yield for an asset measured against comparable real estate investments. On any day, PREI may recommend to the Board's Valuation Committee an adjustment to the value of a private real estate-related investment based on market events or issuer-specific events that have increased or decreased the realizable value of the security. For example, adjustments may be recommended by PREI for events indicating an impairment of a borrower's or lessee's ability to pay amounts due or events which affect property values of the surrounding area. Other major market events for which adjustments may be recommended by PREI include changes in interest rates, domestic or foreign government actions or pronouncements, suspended trading or closings of stock exchanges, natural disasters or terrorist attacks. There can be no assurance that the factors for which an adjustment may be recommended by PREI will immediately come to the attention of PREI.

Appraised values do not necessarily represent the price at which real estate would sell since market prices of real estate can only be determined by negotiation between a willing buyer and seller. The realizable market value of real estate depends to a great extent on economic and other conditions beyond the control of the Global Real Estate Portfolio.

Distributor

The Trust currently sells its shares only to insurance company separate accounts to fund variable annuity and variable life insurance contracts. The Trust has no principal underwriter or distributor.

43

OTHER INFORMATION

Federal Income Taxes

Each Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Portfolio's income, gains, losses, deductions, and credits are "passed through" pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Fund, including the application of state and local taxes.

Monitoring for Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of each Portfolio's portfolio securities is included in the Fund's SAI and on the Fund's website.

Legal Proceedings

On April 17, 2009, AST, one of the Investment Managers of the Fund, settled separate administrative proceedings brought by the SEC and the New York Attorney General's Office ("NYAG") regarding market timing activities of AST related to certain variable annuities and the Fund. The settlements relate to conduct that generally occurred between January 1998 and September 2003. Prudential Financial, Inc. ("Prudential Financial") acquired AST, formerly named American Skandia Investment Services, Inc., from Skandia Insurance Company Ltd. (publ) in May 2003. Subsequent to the acquisition, Prudential Financial implemented controls, procedures and measures designed to protect customers from the types of activities involved in these settlements. Under the terms of the settlements, AST is paying a total of $34 million in disgorgement and an additional $34 million as a civil money penalty, and AST has undertaken that by the end of 2009 it will undergo a compliance review by an independent third party, who shall issue a report of its findings and recommendations to AST's Board of Directors, the Audit Committee of the Fund and the Staff of the SEC. PI, the other Investment Manager of the Fund, is not involved in the settlements.

44

Payments to Affiliates

PI and AST and its affiliates, including a subadviser or thedistributor of thePortfolios maycompensateaffiliates of PI and AST, including the insurance companies issuing variable annuity or variable life contractsby providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the variable annuity and/or variable life contracts which offer the Portfolios as investment options. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing material discussing the contracts, available options, andthe Portfolios.

The amounts paid depend on the nature of the meetings, the number of meetings attended byPI or AST, the subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level ofPI's, AST's, subadviser's or distributor's participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributor and the amounts of such payments may vary between and among each adviser, subadviser and distributor depending on their respective participation.

With respect to variable annuity contracts, the amounts paid under these arrangements to Prudential-affiliated insurers are set forth in the prospectuses for the variable annuitycontracts which offer the Portfolios as investment options.

45

FINANCIAL HIGHLIGHTS

Introduction

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract charges are not included, the actual return that you will receive will be lower than the total return in each chart.

The financial highlights for the periods in the five years ended December 31 were part of the financial statements audited by KPMG LLP, the Fund's independent registered public accounting firm, whose reports on these financial statements were unqualified.

46

	AST Small-Cap Growth Portfolio

	Year Ended December 31,

	2008(e)		2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$17.23		$16.08	$14.28	$14.07	$15.12

Income (Loss) From Investment Operations:
Net investment income (loss)	0.01		(0.06)	(0.08)	(0.08)	(0.14)
Net realized and unrealized gain (loss) on investments	(6.04)		1.21	1.88	0.29	(0.91)

Total from investment operations	(6.03)		1.15	1.80	0.21	(1.05)

Net Asset Value, end of year	$11.20		$17.23	$16.08	$14.28	$14.07

Total Return(a)	(35.00)%		7.15%	12.61%	1.49%	(6.94)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$219.4		$162.8	$175.4	$187.5	$226.1
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.10	%(d)	1.05%	1.07%	1.07%	1.16	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.10	%(d)	1.05%	1.08%	1.15%	1.16	%(c)
Net investment income (loss)	0.07%		(0.26)%	(0.48)%	(0.53)%	(0.87)%
Portfolio turnover rate	104%		39%	69%	113%	237%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Includes merger expense of 0.02%.
(e)	Calculated based on average shares outstanding during the year.

	AST T. Rowe Price Large-Cap Growth Portfolio

	Year Ended December 31,

	2008		2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$11.74		$10.86	$10.28	$8.83	$8.35

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.02)		0.01	0.02	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	(4.74)		0.88	0.56	1.47	0.49

Total from investment operations	(4.76)		0.89	0.58	1.45	0.48

Less Distributions:	(0.01)		(0.01)	—	—	—

Net Asset Value, end of year	$6.97		$11.74	$10.86	$10.28	$8.83

Total Return(a)	(40.57)%		8.24%	5.64%	16.42%	5.75%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$695.4		$2,147.9	$1,504.6	$337.5	$258.1
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.99	%(d)	0.96%	1.01%	1.06%	1.14	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.99	%(d)	0.96%	1.01%	1.11%	1.17	%(c)
Net investment income (loss)	(0.10)%		0.13%	0.29%	(0.32)%	(0.07)%
Portfolio turnover rate	73%		66%	35%	165%	95%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Includes merger expenses of 0.01%.

	AST Marsico Capital Growth Portfolio

	Year Ended December 31,

	2008(e)	2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$23.47	$20.45	$19.08	$17.86	$15.44

Income (Loss) From Investment Operations:
Net investment income (loss)	0.09	0.07	0.05	0.01	—	(d)
Net realized and unrealized gain (loss) on investments	(9.99)	2.99	1.33	1.21	2.42

Total from investment operations	(9.90)	3.06	1.38	1.22	2.42

Less Distributions:	(0.92)	(0.04)	(0.01)	—	—

Net Asset Value, end of year	$12.65	$23.47	$20.45	$19.08	$17.86

Total Return(a)	(43.66)%	14.97%	7.24%	6.83%	15.67%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,785.1	$5,544.5	$4,194.2	$3,296.1	$2,295.0
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.00%	0.98%	1.00%	1.00%	1.05	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.00%	0.98%	1.01%	1.03%	1.07	%(c)
Net investment income (loss)	0.48%	0.36%	0.26%	0.07%	(0.01)%
Portfolio turnover rate	63%	52%	58%	66%	72%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Less than $0.005 per share.
(e)	Calculated based on average shares outstanding during the year.

	AST Large-Cap Value Portfolio

	Year Ended December 31,

	2008(d)		2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$18.77		$20.16	$17.57	$16.66	$14.66

Income (Loss) From Investment Operations:
Net investment income	0.35		0.34	0.18	0.21	0.18
Net realized and unrealized gain (loss) on investments	(7.75)		(0.94)	2.99	0.85	2.05

Total from investment operations	(7.40)		(0.60)	3.17	1.06	2.23

Less Dividends and Distributions:
Dividends from net investment income	—		—	—	(0.15)	(0.23)
Distributions	(1.11)		(0.79)	(0.58)	—	—

Total dividends and distributions	(1.11)		(0.79)	(0.58)	(0.15)	(0.23)

Net Asset Value, end of year	$10.26		$18.77	$20.16	$17.57	$16.66

Total Return(a)	(41.49)%		(2.99)%	18.46%	6.46%	15.45%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,508.8		$2,137.4	$2,151.3	$785.2	$636.8
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.85	%(e)	0.83%	0.86%	0.88%	0.90	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.85	%(e)	0.83%	0.86%	0.91%	0.94	%(c)
Net investment income	2.39%		1.78%	1.74%	1.41%	1.05%
Portfolio turnover rate	125%		78%	94%	92%	127%
(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Calculated based on average shares outstanding during the year.
(e)	Includes loan interest expense and merger cost of 0.01%.

47

APPENDIX IV

Description of Certain Debt Securities Ratings

STANDARD & POOR'S RATINGS SERVICES (S&P)

Long-Term Issue Credit Ratings

AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories

Commercial Paper Ratings

A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Notes Ratings

An S&P notes rating reflects the liquidity factors and market risks unique to notes. Notes due in three years or less will likely receive a notes rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

  Amortization schedule-the longer the final maturity relative to other maturities the more likely it will be treated as a note.

  Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

48

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Debt Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating category from Aa to Caa. The modifier 1 indicates that the issuer is in the higher end of its letter rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issuer is in the lower end of the letter ranking category.

Short-Term Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

  Leading market positions in well-established industries.

  High rates of return on Portfolios employed.

  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

  Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage

49

ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

MIG 1: This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the proceeding group.

FITCH, INC.

International Long-Term Credit Ratings

AAA: Highest Credit Quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

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INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 778-2255 or by writing to Advanced Series Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios' investments is available in the Fund's annual and semi-annual reports to shareholders. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number. The Statement of Additional Information and the annual and semi-annual reports are also available without charge on the Fund's website at www.prudential.com.

Delivery of Prospectus and Other Documents to Households. To lower costs and eliminate duplicate documents sent to your address, the Fund, in accordance with applicable laws and regulations, may begin mailing only one copy of the Fund's prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Fund at the above address. The Fund will begin sending individual copies to you within thirty days of revocation.

The information in the Fund's filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Finally, information about the Fund is available on the EDGAR database on the Commission's internet site at www.sec.gov.

Investment Company File Act No. 811-05186

AST Life Side 2

Advanced Series Trust
PROSPECTUS
May 1, 2009

The Fund is an investment vehicle for life insurance companies ("Participating Insurance Companies") writing variable annuity contracts and variable life insurance policies. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Fund has received an order from the Securities and Exchange Commission permitting its Investment Manager, subject to approval by its Board of Trustees, to change Subadvisers without shareholder approval. For more information, please see this Prospectus under "How the Fund is Managed."
These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This prospectus discusses the following Portfolios of the Advanced Series Trust:

AST Advanced Strategies Portfolio	AST First Trust Capital Appreciation Target Portfolio
AST CLS Growth Asset Allocation Portfolio	AST Schroders Multi-Asset World Strategies Portfolio
AST CLS Moderate Asset Allocation Portfolio	AST T. Rowe Price Asset Allocation Portfolio
AST First Trust Balanced Target Portfolio	AST UBS Dynamic Alpha Portfolio

INTRODUCTION

4	INTRODUCTION
4	About the Fund and its Portfolios

5	RISK/RETURN SUMMARY
5	Asset Allocation Portfolios: Investment Objectives and Principal Strategies
14	Principal Risks
22	Principal Risks: Funds of Funds
24	Introduction to Past Performance
25	Past Performance: Asset Allocation Portfolios
33	Fees and Expenses of the Portfolios
34	Example

35	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
35	Introduction
35	Asset Allocation Portfolios: Investment Objectives & Policies

56	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS
56	Additional Investments & Strategies

60	HOW THE FUND IS MANAGED
60	Board of Trustees
60	Investment Managers
61	Investment Management Fees
62	Investment Subadvisers
64	Portfolio Managers

68	HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
68	Purchasing and Redeeming Shares of the Portfolios
68	Redemption in Kind
68	Frequent Purchases or Redemptions of Portfolio Shares
69	Net Asset Value
71	Distributor

72	OTHER INFORMATION
72	Federal Income Taxes
72	Monitoring for Possible Conflicts
72	Disclosure of Portfolio Holdings
72	Legal Proceedings
73	Payments to Affiliates

74	FINANCIAL HIGHLIGHTS
74	Introduction

80	APPENDIX I
80	Asset Allocations for Growth Asset Allocation Portfolios as of Jaunary 31, 2009

81	APPENDIX II
81	Asset Allocations for Moderate Asset Allocation Portfolios as of January 31, 2009

82	APPENDIX III
82	Underlying Portfolio Weights for Tactical Asset Allocation Portfolios as of January 31, 2009

85	APPENDIX IV
85	Description of Certain Debt Securities Ratings

88	APPENDIX V
88	Underlying Trust Portfolio Weights for Core Investment Categories

About the Fund and its Portfolios

This prospectus provides information about the Advanced Series Trust (the Fund), which presently consists of 57 separate portfolios (each, a Portfolio). The Portfolios of the Fund which are discussed in this prospectus are listed on the inside front cover. Each Portfolio is a diversified investment company as defined by the Investment Company Act of 1940 ("the 1940 Act"), unless herein noted otherwise.

AST Investment Services, Inc. (AST) and Prudential Investments LLC (PI), both wholly-owned subsidiaries of Prudential Financial, Inc., serve as overall investment managers of the Fund. AST and PI (together, the Investment Managers) have retained one or more subadvisers, each a Subadviser, to manage the day-to-day investment of the assets of each Portfolio in a multi-manager structure. More information about the Investment Managers, the Subadvisers and the multi-manager structure is included in "How the Fund is Managed" later in this Prospectus.

The Fund offers one class of shares in each Portfolio. Shares of the Portfolios of the Trust are sold only to separate accounts of Prudential Annuities Life Assurance Corporation, The Prudential Insurance Company of America, Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Retirement Insurance and Annuity Company, Pramerica of Bermuda Life Assurance Company, Ltd. (collectively, Prudential), and Kemper Investors Life Insurance Company as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company).

Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract. Each vairable annuity contract and vairable life insurance policy involves fees and expenses not described in this Prospectus.

The Risk/Return Summary which follows highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund's Statement of Additional Information (SAI).

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RISK/RETURN SUMMARY

Asset Allocation Portfolios: Investment Objectives and Principal Strategies

Portfolio	Investment Goal	Primary Investments
AST Schroders Multi-Asset World Strategies Portfolio	Long-term capital appreciation	The Portfolio uses a flexible global asset allocation approach, by investing in both traditional and alternative asset classes
AST Advanced Strategies	A high level of absolute return	The Portfolio invests primarily in a diversified portoflio of equity and fixed-income securities
AST T. Rowe Price Asset Allocation	A high level of total return	The Portfolio invests primarily in a diversified portfolio of equity and fixed-income securities
AST UBS Dynamic Alpha	Maximize total return, consisting of capital appreciation and current income	The Portfolio is a multi-asset class fund
AST First Trust Balanced Target	Long-term capital growth balanced by current income	The Portfolio allocates assets across six investment strategies
AST First Trust Capital Appreciation Target	Long-term capital growth	The Portfolio allocates assets across six investment strategies
AST CLS Growth Asset Allocation*	Highest potential total return consistent with its specified level of risk tolerance	The Portfolio invests primarily or exclusively in one or more mutual funds in accordance with its own asset allocation strategy
AST CLS Moderate Asset Allocation*	Highest potential total return consistent with its specified level of risk tolerance	The Portfolio invests primarily or exclusively in one or more mutual funds in accordance with its own asset allocation strategy

*These Portfolios primarily invest in other Portfolios of the Trust (Underlying Trust Portfolios) and are each referred to herein as a "Fund of Funds," and collectively as the "Funds of Funds."

AST Schroders Multi-Asset World Strategies Portfolio
(formerly AST American Century Strategic Allocation Portfolio)

Investment Objective: The investment objective of the Portfolio is to seek long-term capital appreciation. This investment objective is a non-fundamental investment policy of the Portfolio and may be changed by the Board without shareholder approval.

The Portfolio seeks long-term capital appreciation through a flexible global asset allocation approach. This asset allocation approach entails investing in traditional asset classes, such as equity and fixed-income investments, and alternative asset classes, such as investments in real estate, commodities, currencies, private equity, and absolute return strategies. Absolute return measures the return that an asset achieves over a certain period of time. Absolute return strategies differ from relative return strategies because they are concerned with the rate of return of a particular asset and do not compare returns with other measures or benchmarks as with relative return strategies.

The Subadvisers will seek exposure to the relevant traditional and alternative asset classes by investing Portfolio assets in varying combinations of (i) securities, including, without limitation, common stocks, preferred stocks, and bonds; (ii) other pooled investment vehicles, including, without limitation, open-end or closed-end investment companies, exchange-traded funds, unit investment trusts, domestic or foreign private investment pools (including investment companies not registered with the SEC, such as "hedge funds") (collectively referred to herein as Underlying Funds); and (iii) certain structured notes and financial and derivative instruments.

The Subadvisers will seek to emphasize the management of risk and volatility. Generally, the Subadvisers will seek to minimize the volatility of the Portfolio by:
• Using a wide range of asset classes whose investment performance the Subadvisers believe will not be highly correlated with each other;
• Employing asset allocation positioning with the aim of providing greater stability of investment performance; and
• Employing derivatives to seek to limit the potential for loss in times of market volatility.

Each asset class will be reviewed on an ongoing basis by the Subadvisers to determine whether it provides the opportunity to enhance investment performance or to reduce risk. Exposure to different asset classes and investment strategies will vary over time based upon the Subadvisers' assessment of changing market, economic, financial, and political factors and events that the Subadvisers believe may impact the value of the Portfolio's investments. The Subadvisers will rely on proprietary asset allocation models to adjust the amount of the Portfolio's investments in the various asset classes.

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The Subadvisers may sell securities when they believe that the underlying assets no longer offer attractive potential future returns compared to other investment opportunities or that they present undesirable risks, or in order to limit losses on securities that have declined in value.

While we make every effort to achieve our objective, we cannot guarantee success and it is possible that you could lose money. The Portfolio's Subadvisers are Schroder Investment Management North America Inc. (Schroders) and Schroders Investment Management North America Limited (SIMNA Ltd.).

Principal Risks:

  asset allocation risk

  asset transfer program risk

  asset-backed securities risk

  commodity risk

  common and preferred stock risk

  company risk

  credit risk

  depositary receipts risk

  derivatives risk

  extension risk

  foreign investment risk

  geographic focus risk

  growth stock risk

  high-yield risk

  infrastructure investment risk

  initial public offering (IPO) risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  mortgage-backed securities

  real estate risk

  selection risk

  small and mid-capitalization company risk

  underlying portfolio selection risk

  valuation risk

  value stock risk

AST Advanced Strategies Portfolio
Investment Objective: to seek a high level of absolute return by using traditional and non-traditional investment strategies and by investing equity and fixed-income securities, derivative instruments and exchange-traded funds.

The Portfolio seeks to achieve its investment objective by investing, under normal circumstances, primarily in a diversified portfolio of equity and fixed-income securities. In particular, QMA, an affiliate of the Investment Manager and a Subadviser to the Portfolio, allocates the net assets of the Portfolio across different investment categories and different Subadvisers. QMA also directly manages a portion of the assets of the Portfolio. Certain investment categories will contain sub-categories. The Subadviser for a category or sub-category will employ a specific investment strategy for that category or sub-category.

QMA employs a two-tiered approach to allocating Portfolio assets across the various investment categories, sub-categories, and Subadvisers. First, QMA analyzes the macro-economic landscape, the capital markets, and the related implications for investment strategy. Second, QMA draws on its understanding of the strategies used by the Subadvisers to determine which advisers are expected to perform best under the prevailing macro-economic landscape.

Overall, the Advanced Strategies Portfolio pursues a combination of traditional and non-traditional investment strategies. The asset allocation generally provides for an allotment of 40% of Portfolio assets to a combination of domestic and international equity strategies and an allotment of 40% of Portfolio assets to a combination of U.S. fixed-income, hedged international bond, real return

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and exchange-traded fund investment strategies. The allocations will be reviewed by QMA periodically and may be altered or adjusted by the QMA in its discretion at any time without prior notice. Such adjustments will be reflected in the annual update to the prospectus. The Portfolio may use derivative instruments to gain exposure to certain commodity and real estate related indices. The Portfolio may engage in short sales and may invest in fixed-income securities that are rated below investment grade by the major ratings services (Ba or lower by Moody's Investors Service, Inc., or equivalently rated by Standard & Poor's Ratings Services, or Fitch Ratings Ltd., or, if unrated, considered to be of comparable quality, in connection with these investment strategies). Fixed-income debt obligations rated below investment grade by the major ratings services or, if unrated, considered to be of comparable quality, are commonly referred to as "junk bonds" and are regarded as having predominantly speculative characteristics with respect to capacity to pay principal and interest.

Fixed-income investments in which the Portfolio may invest include:

(1) securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;
(2) corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
(3) mortgage and other asset-backed securities;
(4) inflation-indexed bonds issued by both governments and corporations;
(5) structured notes, including hybrid or "indexed" securities, event-linked bonds;
(6) loan participations and assignments;
(7) delayed funding loans and revolving credit securities;
(8) bank certificates of deposit, fixed time deposits and bankers' acceptances;
(9) repurchase agreements and reverse repurchase agreements;
(10) debt securities issued by state or local governments and their agencies and government-sponsored enterprises;
(11) obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises;
(12) derivative instruments, including futures, options and swap agreements;and
(13) obligations of international agencies or supranational entities.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Marsico Capital Management, LLC, T. Rowe Price Associates, Inc., William Blair & Company LLC, LSV Asset Management, Pacific Investment Management Company LLC, and QMA.

Principal Risks:

  asset allocation risk

  asset transfer program risk

  asset-backed securities risk

  commodities risk

  common and preferred stocks risk

  company risk

  credit risk

  depositarty receipts risk

  derivatives risk

  foreign investment risk

  growth and value stock risk

  hedging risk

  high yield risk

  inflation-indexed securities risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  mortgage risk

  risk of investing in other debt obligations issued or guaranteed by the U.S. government or government-related entities portfolio turnover risk

  prepayment, or call, risk

  privately-issued mortgage-related and asset-backed securities risk real estate risk

  selection risk

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  short sale risk

  U.S. government and agency securities risk

  Yankee obligation risk

AST T. Rowe Price Asset Allocation Portfolio
Investment Objective: to seek a high level of total return by investing primarily in a diversified portfolio of equity and fixed-income securities.

The Portfolio will invest, under normal circumstances, approximately 60% of its total assets in equity securities and 40% in fixed income securities. This mix may vary over shorter time periods; the equity portion may range between 50-70% and the fixed income portion between 30-50%. The Subadviser concentrates common stock investments in larger, more established companies, but the Portfolio may include small and medium-sized companies with good growth prospects. The Portfolio's exposure to smaller companies is not expected to be substantial, and will not constitute more than 30% of the equity portion of the Portfolio. Up to 35% of the equity portion may be invested in foreign (non-U.S. dollar denominated) equity securities. When selecting particular stocks to purchase, the Subadviser will examine relative values and prospects among growth and value-oriented stocks, domestic and international stocks, and small-to large-cap stocks. Domestic stocks are drawn from the overall U.S. market while international equities are selected primarily from large companies in developed countries.

The fixed income portion of the Portfolio will be allocated among investment grade securities (50-100% of the fixed income portion); high yield or "junk" bonds (up to 30%); foreign (non-U.S. dollar denominated) high quality debt securities and emerging market securities (up to 30%); and cash reserves (up to 20%). Bond investments are primarily investment grade (top four credit ratings) and are chosen from across the entire government and corporate bond markets. A significant portion of the Portfolio's fixed income investments may be in mortgage-related (including mortgage dollar rolls and derivatives such as collateralized mortgage obligations and stripped mortgage-backed securities) and asset-backed securities. Bank debt and loan participations and assignments may also be purchased. Maturities and duration of the fixed income portion of the portfolio will reflect the Subadviser's outlook for interest rates.

The precise mix of equity and fixed income investments will depend on the Subadviser's outlook for the markets. The Portfolio's investments in foreign equity and debt securities are intended to provide additional diversification, and the Subadviser will normally have at least three different countries represented in both the foreign equity and foreign debt portions of the Portfolio.

The Portfolio may also invest in futures, swaps and other derivatives in keeping with its objective. Securities may be sold for a variety of reasons, such as to effect a change in asset allocation, to secure gains or limit losses, or to re-deploy assets into more promising opportunities. Fixed-income securities may be sold to adjust the Portfolio's average maturity, duration, or credit quality or to shift assets into higher yielding securities or different sectors.

In pursuing its investment objective, the Portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Portfolio's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by T. Rowe Price Associates, Inc.

Principal Risks:

  asset-backed securities risk

  company risk

  credit risk

  derivatives risk

  foreign investment risk

  growth and value stock risk

  high-yield risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

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  mortgage risk

  portfolio turnover risk

AST UBS Dynamic Alpha Portfolio

Investment Objective: to seek to maximize total return.

The Portfolio attempts to generate positive returns and manage risk through sophisticated asset allocation, currency management techniques, and security selection. These decisions are integrated with analysis of global market and economic conditions.

The Portfolio is a multi asset-class fund. The asset classes in which the Portfolio may invest include, but are not limited to, the following: U.S. equity, non-U.S. equity, emerging market equity, U.S. fixed-income, non-U.S. fixed-income, emerging market debt, U.S. high-yield or "junk bond" fixed-income, and cash equivalents, including global currencies. The Portfolio may invest in issuers located within and outside the United States or in investment companies advised by UBS or its affiliates to gain exposure to these asset classes. The Portfolio will not pay investment management fees or other fund expenses in connection with its investment in the investment companies advised by UBS or an affiliate, but may pay expenses associated with such investments.

Asset allocation decisions are tactical, based upon an assessment by UBS Global Asset Management (Americas), Inc. (UBS) of valuations and prevailing market conditions in the U.S. and abroad. Investments also may be made in selected sectors of these asset classes.

The Portfolio may, but is not required to, use derivative instruments for risk management purposes or as part of the Portfolio's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. Examples of derivatives include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. The Portfolio may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Portfolio, to replace more traditional direct investments, or to obtain exposure to certain markets. In addition, the Portfolio's risk will be carefully monitored with consideration given to the risk generated by individual positions, sector, country, and currency views. To that end, UBS will employ proprietary risk management systems and models that seek to ensure the Portfolio is compensated for the level of risk it assumes at both the security and market levels.

Investments in equity securities may include common stock and preferred stock of issuers in developed nations (including the U.S.) and emerging markets. Equity investments may include large, intermediate, and small capitalization companies. Within the equity portion of the Portfolio, UBS will primarily use value-oriented strategies but also may use growth-oriented strategies. Within the equity portion of the portfolio, UBS will primarily use value-oriented equity strategies but also may use growth-oriented strategies. When using value-oriented equity strategies, UBS seeks to select securities whose fundamental values it believes are greater than their market prices. To invest in growth equities, UBS will seek to invest in companies that possess a dominant market position and franchise, a major technological edge or a unique competitive advantage, in part by using a proprietary quantitative screening system that ranks stocks using a series of growth, valuation and momentum metrics.

Investments in fixed-income securities may include debt securities of governments throughout the world (including the U.S.), their agencies and instrumentalities, debt securities of corporations and supranationals, inflation protected securities, convertible bonds, mortgage-backed securities, asset-backed securities, equipment trusts and other collateralized debt securities. Investments in fixed-income securities may include issuers in both developed (including the U.S.) and emerging markets. The Portfolio's fixed income investments may reflect a broad range of investment maturities, qualities and sectors, including convertible debt securities and debt securities rated below investment grade. These lower-rated fixed-income securities are often referred to as "high-yield securities" or "junk bonds."

The Portfolio also may invest in cash or cash equivalent instruments. When political, economic, or market conditions warrant, the Portfolio may invest without limitation in cash equivalents, which may affect its ability to pursue its investment objective.

The Portfolio is non-diversified for purposes of the1940, which means that it may invest more than 5% of its assets in the securities of any one issuer.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by UBS Global Asset Management (Americas), Inc.

Principal Risks:

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  company risk

  credit risk

  derivatives risk

  foreign investment risk

  high-yield risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  mortgage risk

  non-diversified risk

  portfolio turnover risk

  prepayment risk

  short sale risk

  small company risk

  value stock risk

AST First Trust Balanced Target Portfolio Investment Objective: long-term capital growth balanced by current income.

AST First Trust Capital Appreciation Target Portfolio
Investment Objective: long-term capital growth.

In seeking to achieve their respective investment objectives, each Portfolio allocates its assets across six uniquely specialized investment strategies (five common strategies, plus a different sixth investment strategy for each Portfolio). The allocation across the investment strategies for each Portfolio is set forth in this Prospectus under "More Detailed Information About How the Portfolios Invest." In addition, the overall mix between equity and fixed-income securities will vary for both Portfolios. The AST First Trust Balanced Target Portfolio will normally invest approximately 65% of its total assets in equity securities and approximately 35% in fixed-income securities as of the security selection date. Depending on market conditions, the equity portion may range between 60-70% and the fixed-income portion between 30-40%. The AST First Trust Capital Appreciation Target Portfolio will normally invest approximately 80% of its total assets in equity securities and approximately 20% in fixed-income securities as of the security selection date. Depending on market conditions, the equity portion may range between 75-85% and the fixed-income portion between 15-25%.

First Trust (as defined below) will select securities for each Portfolio that are identified by a model based on six uniquely specialized investment strategies, as follows:

· Dow Jones Income
· NYSE® International Target 25
· Global Dividend Target 15
· Value Line® Target 25
· Target Small-Cap
· The Dow® Target Dividend (AST First Trust Balanced Target Portfolio only)
· NASDAQ® Target 15 (AST First Trust Capital Appreciation Target Portfolio only)

Initially, each Portfolio will invest in securities determined by the model based on its six respective investment strategies. On or about the annual selection date (March 1), each Portfolio will establish both the percentage allocations among the six investment strategies under normal circumstances and the percentage allocation of each security's position within each of the five investment strategies that invest primarily in equity securities (each, an Equity Strategy and collectively the Equity Strategies). First Trust reserves the right to over-weight, under-weight, or exclude certain companies from the holdings of either Portfolio. A more complete description of the investment strategy of each Portfolio is included in this Prospectus under "More Detailed Information About How the Portfolios Invest."

In addition to the principal risks listed below, each Portfolio is also subject to investment model risk due to its policy of investing solely in securities identified by a model based on six investment strategies under normal circumstances. As a result of this policy,

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securities held by each Portfolio will not be bought or sold in response to market fluctuations. First Trust, however, may stop purchasing the securities of an issuer in accordance with the requirements of one of the strategies in the event the issuer suffers a material adverse development (e.g., bankruptcy, insolvency, etc.). To the extent this management style is non-dynamic, the Portfolios may subject investors to greater market risk than other Portfolios.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. These Portfolios are advised by First Trust Advisors L.P. ("First Trust")

Principal Risks:

  company risk

  credit risk

  currency risk

  derivatives risk

  foreign investment risk

  interest rate risk

  license risk

  liquidity risk

  management risk

  market risk

  mid-capitalization company risk

  portfolio turnover risk

  small company risk

AST Tactical Asset Allocation Portfolios:
AST CLS Growth Asset Allocation Portfolio
AST CLS Moderate Asset Allocation Portfolio

Investment Objective: The investment objective of each of the Tactical Asset Allocation Portfolios is to obtain the highest potential total return consistent with their respective specified levels of risk tolerance.

The AST CLS Growth Asset Allocation Portfolio generally will have a higher level of risk tolerance than the AST CLS Moderate Asset Allocation Portfolio because the AST CLS Growth Asset Allocation Portfolios will tend to have greater exposure to equity securities than the AST CLS Moderate Asset Allocation Portfolios. The investment objective and the definition of risk tolerance level are not fundamental policies for any of the Tactical Asset Allocation Portfolios and, therefore, may be changed by the Board of Trustees of the Trust (the Board) without shareholder approval. No assurance can be given that any of the Tactical Asset Allocation Portfolios will achieve its investment objective.

The Tactical Asset Allocation Portfolios are "funds of funds." That means that each Tactical Asset Allocation Portfolio invests primarily or exclusively in one or more mutual funds in accordance with its own asset allocation strategy. The mutual funds that may be used in connection with the Tactical Asset Allocation Portfolios include: (i) the other investment portfolios of the Trust that are not operated as "funds-of-funds" (collectively, the Underlying Trust Portfolios); (ii) certain exchange-traded funds (i.e., investment companies that are registered under the Investment Company Act of 1940 (the 1940 Act) as open-end funds or unit investment trusts and that have shares that trade intra-day on stock exchanges at market-determined prices) (collectively, the Underlying ETFs); and (iii) registered or non-registered money market funds advised by the Investment Managers or one of their affiliates (collectively, the Underlying Money Market Portfolios). For the purposes of this section of the Prospectus, the Underlying Trust Portfolios, the Underlying Money Market Portfolios, and the Underlying ETFs are collectively referred to as the "Underlying Portfolios." Consistent with the investment objectives and policies of the Tactical Asset Allocation Portfolios, other mutual funds from time to time may be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the Tactical Asset Allocation Portfolios.

Under normal market conditions, it is expected that the assets of the Tactical Asset Allocation Portfolios will be allocated among the equity and debt/money market asset classes as set forth below.

Asset Allocation Portfolio	Percentage of Net Assets Allocated to Equity Asset Class	Percentage of Net Assets Allocated to Debt Securities/Money Market Instruments Asset Class
AST CLS Growth Asset Allocation	70% (Approximate Range of 60 - 80%)	30% (Approximate Range of 20 - 40%)
AST CLS Moderate Asset Allocation	50% (Approximate Range of 40 - 60%)	50% (Approximate Range of 40 - 60%)

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Under normal circumstances, at least 90% of a Tactical Asset Allocation Portfolio's assets will be allocated across as many as seven different "core" investment categories. The seven "core" investment categories include: (i) domestic large-cap and mid-cap value equity securities; (ii) domestic large-cap and mid-cap growth equity securities; (iii) domestic small-cap value equity securities; (iv) domestic small-cap growth equity securities; (v) international large-cap value equity securities; (vi) international large-cap growth equity securities; and (vii) domestic fixed-income securities, including U.S. Government securities, investment grade corporate, mortgage-backed, and asset-backed securities, and cash/money market instruments. Only Underlying Trust Portfolios selected by PI will be used to gain exposure to these "core" investment categories.

Under normal circumstances, no more than 10% of a Tactical Asset Allocation Portfolio's assets will be allocated to "off-benchmark" investments. "Off-benchmark" investments may result in exposure to asset classes or investment styles that are not covered by, or are sub-sets of, the above-referenced "core" investment categories. Examples of "off-benchmark" investments include, but are not limited to, investments in: (i) equity sectors such as real estate, technology, utilities, financials, or healthcare; (ii) inflation-indexed debt securities; (iii) international debt securities; and (iv) commodities. Only Underlying ETFs will be used to gain exposure to "off-benchmark" investments; provided, however, that leveraged Underlying ETFs and inverse Underlying ETFs (i.e., Underlying ETFs that seek investment results corresponding to the inverse (opposite) of the performance of an assigned index) may not be used in connection with the Tactical Asset Allocation Portfolios.

CLS Investments, LLC (CLS) will be responsible for constructing the target asset allocations for the relevant Tactical Asset Allocation Portfolios, subject to certain guidelines established by the Investment Managers. The asset allocations and the related guidelines for the Growth Asset Allocation Portfolios as of January 31, 2009 are set forth in Appendix I to this Prospectus. The asset allocations and the related guidelines for the Moderate Asset Allocation Portfolios as of January 31, 2009 are set forth in Appendix II to this Prospectus.

PI will select weighted combinations of Underlying Trust Portfolios for each "core" investment category. This means that all Tactical Asset Allocation Portfolio assets that are allocated to a particular "core" investment category by an AA Subadviser will be invested in accordance with the Underlying Trust Portfolio weights for that category as established by PI. As set forth above, at least 90% of a Tactical Asset Allocation Portfolio's assets normally will be allocated across the "core" investment categories and the related Underlying Trust Portfolios. Under normal circumstances, the remaining 10% of each Tactical Asset Allocation Portfolio's assets will be allocated to "off-benchmark" investments selected by the relevant AA Subadviser. Only Underlying ETFs selected by the Subadvisers will be used to gain exposure to "off-benchmark" investments. The Underlying Portfolio investments for the Tactical Asset Allocation Portfolios as of January 31, 2009 are set forth in Appendix III to this Prospectus.

It is expected that CLS will employ various tactical asset allocation strategies in connection with their establishment of target asset allocations. In general terms, tactical asset allocation involves occasional, short-term, tactical deviations from the base asset class mix in order to capitalize on unusual or exceptional investment opportunities. As described in greater detail above, redemptions of Underlying Trust Portfolio shares will be subject to certain limits established by the Investment Managers from time to time. These limits may adversely affect a Tactical Asset Allocation Portfolio's investment performance by hindering CLS's ability to utilize its tactical asset allocation strategy to capitalize on unusual or exceptional investment opportunities.

While we make every effort to achieve our objective, we cannot guarantee success. It is possible that you could lose money.

Principal Risks:

  asset allocation risk

  asset transfer program risk

  underlying portfolio selection risk

  Subadviser selection risk for underlying trust portfolios

  fund of funds risk

  market risk

  selection risk

  common and preferred stocks risk

  investment style risk

  small- and mid-capitalization company risk

  market sector/industry risk

  credit risk

  interest rate risk

  "junk bond" risk

  foreign investment risk

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  derivatives risk

  portfolio turnover risk

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Principal Risks

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The principal risks of investing in each Portfolio, as identified in the Risk/Return Summary, are summarized below.

Certain additional principal risks associated with investing in the Asset Allocation Portfolios are discussed separately, in the following section entitled "Principal Risks--Asset Allocation Portfolios"

Asset Transfer Program Risk. Each Portfolio may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for Prudential to manage the guarantees offered in connection with these benefit programs, Prudential generally: (i) limits the number and types of variable sub-accounts in which contract holders may allocate their account values (referred to in this Prospectus as the Permitted Sub-Accounts) and (ii) requires contract holders to participate in certain specialized asset transfer programs. Under these asset transfer programs, Prudential will monitor each contract owner's account value from time to time and, if necessary, will systematically transfer amounts between the Permitted Sub-Accounts and the Portfolios as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable. The asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs.

As an example of how these asset transfer programs will operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract holder's account value within the Permitted Sub-Accounts) and certain market return scenarios involving "flat" returns over a period of time may cause Prudential to transfer some or all of such contract owner's account value to a Portfolio. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by assets in investments like the Portfolios.

Such asset transfers may, however, result in large-scale asset flows into and out of the Portfolios and subject the Portfolios to certain risks. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the Subadviser to purchase and sell securities at inopportune times and by otherwise limiting the Subadviser's ability to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high operating expense ratios for the Portfolios compared to other similar funds. For more information on the Asset Transfer Programs, please see "Risk/Return Summary—Principal Risks of the Portfolios—Special Risks Relating to Asset Transfer Programs" herein.

For more information on the relevant living benefit programs and asset transfer programs, please see your contract prospectus.

The AST Dynamic Asset Allocation Portfolios and the AST Tactical Asset Allocation Portfolios (together, the Funds of Funds) are structured as "fund-of-funds." This means that each Fund of Funds invests primarily or exclusively in other Portfolios of the Fund that are not operated as "funds-of-funds." The Portfolios in which the Funds of Funds invest are referred to as Underlying Portfolios. Transactions by the Funds of Funds in Underlying Portfolio shares are not subject to any limitations and are not considered frequent or short-term trading. For example, the Funds of Funds may engage in significant transactions in Underlying Portfolio shares in order to: (i) change their investment focus, (ii) rebalance their investments to match the then-current asset allocation mix, (iii) respond to significant purchases or redemptions of Fund of Funds shares, including significant purchases and redemptions caused by the above-referenced asset transfer programs, or (iv) respond to changes required by the underlying contracts (as describe in more detail below). These transactions by the Funds of Funds in Underlying Portfolio shares may be disruptive to the management of an Underlying Portfolio because such transactions may: (i) cause the Underlying Portfolio to sell portfolio securities at inopportune times or to borrow money on a temporary basis in order to have the cash necessary to pay redemption requests initiated by the Funds of Funds, hurting the investment performance of the Underlying Portfolios (and the Funds of Funds as well), (ii) make it difficult for the Subadvisers for the Underlying Portfolios to fully implement their investment strategies, and (iii) lead to increased transaction and tax costs. In addition, because a Fund of Funds may own a substantial portion of an Underlying Portfolio, a large-scale redemption initiated by one or more Funds of Funds could cause an Underlying Portfolio's expense ratio to increase as such portfolio's fixed costs would be spread over a smaller asset base. As a result, these transactions could have an adverse effect on the relevant Funds of Funds and Underlying Portfolios.

Asset-backed securities risk.Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Portfolio reinvests the proceeds of a prepayment it may receive a lower interest rate. Asset-backed securities may also be subject to extension risk, that is, the risk that, in a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the

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average duration of the portfolio of a Portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities.

Borrowing risk. A Portfolio may borrow money from banks for investment purposes, and invest the proceeds of such loans, as permitted under the Investment Company Act of 1940, as amended (the 1940 Act). Under the 1940 Act, a Portfolio may borrow from a bank up to one-third of its total assets (including the amount borrowed). When a Portfolio borrows money for investment purposes or otherwise leverages its portfolio, any increase or decrease in the Portfolio's NAV is exaggerated by the use of leverage. Leverage risks are described below.

Commodity risk. A Portfolio's investments in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional equity and debt securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, acts of terrorism, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Common and preferred stocks risk. Each Portfolio may invest in common and preferred stocks. Common and preferred stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company's income for purposes of receiving dividend payments and on the company's assets in the event of liquidation. Common and preferred stocks can experience sharp declines in value over short or extended periods of time, regardless of the success or failure of a company's operations. Stocks can decline for many reasons, including due to adverse economic, financial, or political developments and developments related to the particular company, the industry of which it is a part, or the securities markets generally.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk. Each Portfolio is also subject to credit risk to the extent it invests in fixed-income securities. Credit risk is the risk that an issuer of securities or a counterparty will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer or counterparty is less able to make required principal and interest payments. This is broadly gauged by the credit ratings of the securities in which each Portfolio invests. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality. The lower the rating of a debt security held by a Portfolio, the greater the degree of credit risk that is perceived to exist by the rating agency with respect to that security. Although debt obligations rated BBB by S&P, Baa by Moody's, or BBB by Fitch, are regarded as investment-grade, such obligations have speculative characteristics and are riskier than higher-rated securities. Adverse economic developments are more likely to affect the payment of interest and principal on debt obligations rated BBB/Baa than on higher rated debt obligations. Non-investment grade debt—also known as "high-yield bonds" or "junk bonds"—have a higher risk of default and tend to be less liquid than higher-rated securities. Increasing the amount of Portfolio assets allocated lower-rated securities generally will increase the credit risk to which the Portfolio is subject. Information on the ratings issued to debt securities by certain rating agencies is included in Appendix IV to this Prospectus. Not all securities are rated. In the event that the relevant rating agencies assign different ratings to the same security, the Portfolio's Subadviser will determine which rating it believes best reflects the security's quality and risk at that time. Credit risk may also be gauged by the cost of buying protection on the credit default swap market with respect to an issuer's debt securities. If the cost to buy protection against an issuer's default increases, the credit risk associated with the issuer's debt securities will be deemed to be higher by many market participants and could adversely affect the value of the issuer's debt securities.

Depositary Receipts Risk. Investments in non-U.S. issuers through Depositary Receipts and similar instruments may involve certain risks not applicable to investing in U.S. issuers, including changes in currency rates, application of local tax laws, changes in governmental administration or economic or monetary policy or changed circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies.

Derivatives risk. Certain Portfolios may, but are not required to, use derivative instruments for risk management purposes or as part of their investment strategies. Generally, a derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. Examples of derivatives (without limitation) include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. Portfolios may use derivatives to earn income and enhance returns, to manage or adjust their risk profile, to replace more traditional direct investments, or to obtain exposure to certain markets.

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As open-end investment companies registered with the Securities and Exchange Commission (the Commission), the Portfolios are subject to the federal securities laws, including the 1940 Act, related rules, and various Commission and Commission staff positions. In accordance with these positions, with respect to certain kinds of derivatives, the Portfolios must "set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other Commission- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Portfolios must cover their open positions by setting aside liquid assets equal to the contracts' full, notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Portfolios are permitted to set aside liquid assets in an amount equal to such Portfolio's daily marked-to-market (net) obligations, if any (i.e., such Portfolio's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Portfolios will have the ability to employ leverage to a greater extent than if such Portfolio were required to segregate assets equal to the full notional value of such contracts. The Fund reserves the right to modify the asset segregation policies of thePortfolios in the future to comply with any changes in the positions articulated from time to time by the Commission and its staff.

Derivatives are volatile and may be subject to significant price movement. The use of derivatives involves significant risks, including:

Credit risk. The risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio. For example, a Portfolio would be exposed to credit risk (and counterparty risk) to the extent it purchases protection against a default by a debt issuer and the swap counterparty does not maintain adequate reserves to cover such a default.

Currency risk. The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage risk. The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity risk. The risk that certain securities may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the security is currently worth.

Additional risks: Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If a Subadviser incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Portfolio might have been in a better position if the Portfolio had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. Derivatives also involve the risk of mispricing or improper valuation (i.e., the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for a Portfolio to lose more than the amount the Portfolio invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes.

Certain Portfolios may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which such a portfolio uses a derivative to offset the risks associated with its other holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the relevant Portfolio, in which case any losses on the holdings being hedged may not be reduced and may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The relevant Portfolio is not required to use hedging and may choose not to do so. Because certain Portfolios may use derivatives to seek to enhance returns, their investments will expose them to the risks outlined above to a greater extent than if they used derivatives solely for hedging purposes. The use of derivatives to seek to enhance returns may be considered speculative.

Extension Risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

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Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and non-U.S. governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition to the policies described elsewhere in this Prospectus, each Portfolio may from time to time attempt to hedge a portion of their currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases the Portfolio may be worse off than if it had not used a hedging instrument. For most emerging market currencies, suitable hedging instruments are not available. See "Hedging Risk" below for more information.

Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the "numbers" themselves sometimes mean different things, each Subadviser devotes research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments. Political developments may adversely affect the value of a Portfolio's foreign securities.

Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Taxation risk . Many foreign markets are not as open to foreign investors as U.S. markets. Each Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of a Portfolio.

Fund of Funds Risk.The Dynamic Asset Allocation Portfolios, the Tactical Asset Allocation Portfolios, and the AST Academic Strategies Asset Allocation Portfolio (collectively, the Asset Allocation Portfolios) invest primarily or exclusively in other Portfolios of the Fund (collectively, the Underlying Trust Portfolios). Underlying Trust Portfolios may experience relatively large mandatory or discretionary purchases and sales from one or more of the Asset Allocation Portfolios. The use of the Asset Allocation Portfolios in connection with certain variable annuity living benefit programs may result in mandatory asset flows into and out of the Asset Allocation Portfolios (and the relevant Underlying Trust Portfolios) on a large scale. The Investment Managers may, however, seek to minimize the impact of certain discretionary transactions by structuring them over a reasonable period of time or through the enforcement of certain limits on redemptions of Underlying Trust Portfolio shares. Despite these efforts, the relevant Underlying Trust Portfolios may experience increased expenses as they buy and sell securities to respond to transactions initiated by the Asset Allocation Portfolios. An Underlying Trust Portfolio's investment performance also may be adversely affected if it must buy and sell securities at inopportune times to respond to transactions initiated by an Asset Allocation Portfolio. In addition, because the Asset Allocation Portfolios may own a substantial portion of an Underlying Trust Portfolio, a large-scale redemption initiated by one or more Asset Allocation Portfolio could cause an Underlying Trust Portfolio's expense ratio to increase as such portfolio's fixed costs

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would be spread over a smaller asset base. As a result, these transactions could have an adverse effect on an Asset Allocation Portfolio which continues to remain invested in such Underlying Trust Portfolios.

Geographic Focus Risk. To the extent a Portfolio invests a substantial amount of its assets in a single country, a small number of countries, or a particular geographic region, its performance may at times be worse than the performance of other mutual funds that invest more broadly.

Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

Hedging risk. The decision as to whether and to what extent a Portfolio will engage in hedging transactions to hedge against such risks as credit risk, currency risk, counterparty risk, and interest rate risk will depend on a number of factors, including prevailing market conditions, the composition of such portfolio and the availability of suitable transactions. Accordingly, no assurance can be given that a Portfolio will engage in hedging transactions at any given time or from time to time, even under volatile market environments, or that any such strategies, if used, will be successful. Hedging transactions involve costs and may result in losses.

High-yield risk. Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High-yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio's ability to sell its high-yield securities (liquidity risk). In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress.

Industry/sector risk. Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio's performance may be tied more directly to the success or failure of a smaller group of portfolio holdings.

Inflation risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Portfolio's assets can decline as can the value of income received by the Portfolio. The prices of common stocks and fixed-income securities may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Inflation-indexed securities risk. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. Each Portfolio may have exposure to inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

Infrastructure investment risk. A Portfolio's infrastructure-related investments expose that Portfolio to potential adverse economic, regulatory, political and other changes affecting such investments. Issuers in infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies, and other factors.

Initial public offering (IPO) risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio's asset base increases, IPOs often have a diminished effect on a Portfolio's performance.

Interest rate risk. Each Portfolio investing in fixed-income securities is subject to interest rate risk. Interest rate risk is the risk that the rates of interest income generated by the fixed-income investments of a Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed-income investments of a Portfolio may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the negative effect on its value when rates increase. As a result, mutual funds with longer durations and longer weighted average maturities generally have more volatile share prices than funds with shorter durations and shorter weighted average maturities. The prices of debt obligations generally move in the opposite direction to that of market interest rates.

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Investment model risk. Each of the AST Focus Four Plus Portfolio, AST First Trust Balanced Target Portfolio, and AST First Trust Capital Appreciation Target Portfolio is also exposed to additional market risk due to its policy of investing solely in securities identified by the each of the relevant Equity Strategies under normal cirucmstances. As a result of this policy, equity securities held by each Portfolio will not be bought or sold in response to market fluctuations under normal circumstances. To the extent this management style is non-dynamic, the Portfolio may subject investors to greater market risk than other mutual funds.

Investment style risk. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Growth companies are often expected by investors to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately even if earnings showed an absolute increase. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.

Leveraging risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a Subadviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's securities.

License risk. Certain Portfolios rely on licenses from third parties to the relevant Subadviser that permit the use of the intellectual property of such parties in connection with the investment strategies for those Portfolios. Such licenses may be terminated by the licensors under certain circumstances, and as a result, a Portfolio may lose its ability to use the licensed name and/or the licensed investment strategy. Accordingly, in the event a license is terminated, it may have a significant effect on the operation of the affected Portfolio.

Liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. Liquidity risk may result if an investment trades in lower volumes. Liquidity risk may also result if a Portfolio makes investments that become less liquid in response to market developments or adverse investor perceptions. When there are few willing buyers and investments cannot be readily sold at the desired time or price, a Portfolio may have to accept a lower price or may not be able to sell the investment at all. An inability to sell a portfolio position can adversely affect a Portfolio's return by causing a decrease in the value of the investment or by preventing the Portfolio from being able to take advantage of other investment opportunities. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Each Portfolio (other than the Money Market Portfolio) generally may invest up to 15% of its net assets in illiquid securities. The Money Market Portfolio may invest up to 10% of its net assets in illiquid securities. The relevant Subadviser will seek to maintain an adequate level of portfolio liquidity, based on all relevant facts and circumstances, with consideration given to the Portfolio's exposure to illiquid securities in the event the market value of such securities exceeds 10% or 15% (as applicable) of the Portfolio's net assets as a result of a decline in the market value of the Portfolio.

Management risk. Actively managed investment portfolios are subject to management risk. Each Subadviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk. Market risk is the risk that the equity and fixed-income markets in which the Portfolios invest will experience market volatility and go down in value, including the possibility that a market will go down sharply and unpredictably. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Market sector/industry concentration risk.Funds that emphasize investments in a particular market sector or industry like real estate

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are subject to an additional risk factor because they are generally less diversified than most equity funds. Property values may fall due to increasing vacancies or declining rents resulting from economic, demographic or legal developments.

Mid-capitalization company risk. The Portfolio may invest in securities of medium and new companies. Investments in intermediate capitalization size companies may be more volatile than investments in larger companies, as intermediate capitalization size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

Mortgage risk. Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans and are subject to certain risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that has exposure to mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because such portfolio will have to reinvest that money at the lower prevailing interest rates.

Most mortgage-backed securities are issued by federal government agencies such as Ginnie Mae, or by government sponsored enterprises such as Freddie Mac or Fannie Mae. Principal and interest payments on mortgage-backed securities issued by the federal government and some Federal government agencies, such as Ginnie Mae, are guaranteed by the Federal government and backed by the full faith and credit of the United States. Mortgage-backed securities issued by other government agencies or government sponsored enterprises, such as Freddie Mac or Fannie Mae, are backed only by the credit of the government agency or enterprise and are not backed by the full faith and credit of the United States. Fannie Mae and Freddie Mac are authorized to borrow from the U.S. Treasury to meet their obligations. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future. Private mortgage-backed securities are issued by private corporations rather than government agencies and are subject to credit risk and interest rate risk. The risks associated with investments in mortgage-related securities, particularly credit risk and liquidity risk, are heightened for investments in sub-prime mortgage-related securities.

Fannie Mae and Freddie Mac hold or guarantee approximately $5 trillion worth of mortgages. The value of the companies' securities has fallen sharply in 2008 due to concerns that the firms do not have sufficient capital to offset losses resulting from the mortgage crisis. In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas Fannie Mae and Freddie Mac could buy, and until 2009, to lend Fannie Mae and Freddie Mac emergency funds and to purchase the entities' stock. On September 6, 2008, at the request of the Secretary of the U.S. Treasury, the Chairman of the Board of Governors of the Federal Reserve and the Director of the FHFA, each of Freddie Mac's and Fannie Mae's boards of directors adopted resolutions consenting to putting the respective companies into conservatorship. After obtaining these consents, the Director of FHFA appointed FHFA as the conservator of each of Fannie Mae and Freddie Mac on September 6, 2008. Fannie Mae and Freddie Mac report that as of November 7, 2008 and November 14, 2008, respectively, the conservator for each company has advised them that it has not disaffirmed or repudiated any contracts entered into by Fannie Mae or Freddie Mac prior to its appointment as conservator. The effect that this conservatorship will have on the companies' debt and equities is unclear. Each of Fannie Mae and Freddie Mac has been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

Non-diversification risk. The chance that a Portfolio's performance may be disproportionately hurt by the performance ofrelatively few securities. A Portfolio which is non-diversified may invest more of its assets in a smaller number of issuers than a diversified Portfolio. Concentrating investments may result in greater potential losses for Portfolios investing in a broader variety of issuers. A Portfolio may be more susceptible to adverse developments affecting a single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio turnover risk. A Portfolio may actively and frequently trade its portfolio securities to achieve its investment objective. This may occur due to active portfolio management by the Portfolio's Subadviser. High portfolio turnover results in higher transaction costs (such as brokerage commissions, dealer mark-ups and other transaction-related expenses), which can adversely affect a Portfolio's performance. Each Subadviser generally will not consider the length of time a Portfolio has held a particular security in making investment decisions. In fact, each Subadviser may engage in active trading on behalf of a Portfolio—that is, frequent trading of its securities—in order to take advantage of new investment opportunities or return differentials. Each Portfolio's turnover rate may be higher than that of other mutual funds due to the Subadviser's investment strategies.

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In addition, certain Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for Prudential to manage the guarantees offered in connection with these benefit programs, Prudential generally: (i) limits the number and types of variable sub-accounts in which contract holders may allocate their account values and (ii) requires contract holders to participate in certain specialized asset transfer programs. The use of these asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. This is particularly true for th Target Maturity Portfolios and the AST Investment Grade Bond Portfolio. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant Subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant Subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Prepayment or call risk. Prepayment or call risk is the risk that issuers will prepay fixed-rate obligations held by a Portfolio when interest rates fall, forcing the Portfolio to reinvest in obligations with lower interest rates than the original obligations. Mortgage-related securities and asset-backed securities are particularly subject to prepayment risk.

Real estate risk. Certain Portfolios may invest in REITs and real estate-linked derivative instruments. Such on emphasis on these types of investments will subject a Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. An investment in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Selection risk. The risk that the securities, derivatives, and other instruments selected by a Portfolio's Subadviser will underperform the market, the relevant indices or other funds with similar investment objectives and investment strategies, or that securities sold short will experience positive price performance.

Short sale risk. A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security's price will decline, exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited, although for fixed-income securities an interest rate of 0% forms an effective limit on how high a securities' price would be expected to rise. Although certain Portfolios may try to reduce risk by holding both long and short positions at the same time, it is possible that a Portfolio's securities held long will decline in value at the same time that the value of the Portfolio's securities sold short increases, thereby increasing the potential for loss.

Small company risk. The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio's ability to sell these securities. Such investments may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The securities of smaller companies may be less liquid than others, which may make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

Underlying Fund risk. The value of an investment in a Portfolio will be related in large part to the investment performance of any of the Portfolio's investments in an underlying fund. Therefore, the principal risks of investing in such a Portfolio are closely related to the principal risks associated with the underlying portfolio and its investments as well as exposing the Portfolio to a pro rata portion of the underlying portfolio's fees and expenses.

U.S. government and agency securities risk. In addition to market risk, interest rate risk and credit risk, such securities may limit a Portfolio's potential for capital appreciation. Not all U.S. Government securities are insured or guaranteed by the U.S. Government, some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Mortgage-backed securities issued by government sponsored enterprises such as Freddie Mac or Fannie Mae are not backed by the full faith and credit of the United States.

Other debt obligations issued or guaranteed by the U.S. government and government-related entities risk.Securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the GNMA, the Farmers Home Administration, the Export-Import Bank, and the Small Business Administration are backed by the full faith and credit of the United States. Obligations of the FNMA, the FHLMC, the Federal Home Loan Bank, the Tennessee Valley Authority and

21

the United States Postal Service are not backed by the full faith and credit of the U.S. Government. In the case of securities not backed by the full faith and credit of the United States, a Portfolio generally must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. The yield and market value of these securities are not guaranteed by the U.S. government or the relevant government sponsored enterprise.

Valuation Risk. Due to the nature of some Portfolios' investments and the market environment, a portion of a given Portfolio's assets may be valued at fair value pursuant to guidelines established by the Fund's Board of Trustees. A Portfolio's assets may be valued using prices provided by a pricing service or, alternatively, a broker-dealer or other market intermediary (sometimes just one broker-dealer or other market intermediary) when other reliable pricing sources may not be available. No assurance can be given that such prices accurately reflect the price a Portfolio would receive upon sale of a security. To the extent a Portfolio sells a security at a price lower than the price it has been using to value the security, its net asset value will be adversely affected. When a Portfolio invests in Underlying Portfolios that are not advised, managed, or sponsored by the Investment Managers or their affiliates (collectively, the Underlying Non-Prudential Portfolios), it will generally value its investments in those Underlying Non-Prudential Portfolios based upon net asset valuation determinatinos provided by the Underlying Non-Prudential Portfolios. These values may not be precisely the same as if the investments of the Underlying Non-Prudential Portfolios had been valued using the procedures employed by a Portfolio to value its own assets. In addition, if there is wide variation in hte fair value estimates produced by the market participants with respect to investments held by a Portfolio, such variations may make it harder for the Portfolio to sell that investment (i.e., such variation may tend to increase liquidity risk).

Valuation of Private Real Estate-Related Investments risk. Private real estate-related investments owned by the Global Real Estate Portfolio will be fair valued each day using a methodology set forth in Valuation Policies and Procedures adopted by the Board of the Trust that incorporate periodic independent appraised value of the properties. An appraisal is an estimate of market value. The realizable market value of real estate depends to a great extent on economic and other conditions beyond the control of the Global Real Estate Portfolio.

Value Style risk. Certain stocks purchased by the Emerging Markets Equity Portfolio may be undervalued due to adverse economic conditions or other near-term difficulties that cause them not to achieve their expected financial potential. Undervaluation may also arise because companies are misunderstood by investors or because they are out of step with favored market themes.

Yankee obligations risk. Yankee obligations are U.S. dollar-denominated debt securities of foreign corporations issued in the United States and U.S. dollar-denominated debt securities issued or guaranteed as to payment of principal and interest by governments, quasi-governmental entities, government agencies, and other governmental entities of foreign countries and supranational entities, which securities are issued in the United States. Debt securities of quasi-governmental entities are issued by entities owned by either a national, state, or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Investments in the securities of foreign corporations and governments, even those denominated in U.S. dollars, involve certain risks not typically associated with investments in domestic issuers. The values of the securities of foreign corporations and governments are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, such as changes in economic or monetary policies. In addition, Yankee obligations may be less liquid than the debt obligations of U.S. issuers. In general, less information is publicly available about foreign corporations than about U.S. companies. Foreign corporations are generally not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Some securities issued by foreign governments or their subdivisions, agencies, and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a foreign government, it may be difficult for the Portfolio to pursue its rights against such government in that country's courts. Some foreign governments have defaulted on principal and interest payments. In addition, a Portfolio's investments in Yankee obligations may be subject to the risk of nationalization or expropriation of a foreign corporation's assets, imposition of currency exchange controls, or restrictions on the repatriation of non-U.S. currency, confiscatory taxation, political or financial instability and adverse diplomatic developments.These risks are heightened in all respects with respect to Yankee obligations issued by foreign corporations and governments located in emerging markets.

Principal Risks: Funds of Funds

"Fund of Funds" Structure Description. As previously discussed, each of the Dynamic and Tactical Asset Allocation Portfolios, as well as the Academic Strategies Asset Alloction Portfolio (each, a Fund of Funds, and collectively, the Funds of Funds) is a "fund of funds." That means that each Fund of Funds invests primarily or exclusively in shares of other pooled investment vehicles (collectively, the Underlying Portfolios), including, without limitation, other Portfolios of the Fund (collectively, the Underlying Trust Portfolios). Each Fund of Funds has its own target asset allocation and will invest in different combinations of Underlying Portfolios. The value of mutual fund shares will fluctuate. As a result, the investment performance of each Fund of Funds will depend on how its assets are allocated and reallocated among the Underlying Portfolios. Because each of the Funds of Funds invests primarily or exclusively in shares of the Underlying Trust Portfolios under normal circumstances, the risks associated with each Fund of Funds will be closely related to the risks associated with the securities and other investments held by the relevant Underlying Portfolios. The ability of each

22

Fund of Funds to achieve its investment objective will depend on the ability of the relevant Underlying Portfolios to achieve their respective investment objectives.

Asset Allocation risk. Asset allocation risk is the risk that an AA Subadviser may allocate assets to an asset class that underperforms other asset classes. For example, a Tactical Asset Allocation Portfolio may be overweighed in the equity asset class when the stock market is falling and the fixed-income market is rising. Likewise, a Tactical Asset Allocation Portfolio may be overweighed in the fixed-income asset class when the stock market is falling and the equity markets are rising.

Asset Program Transfer Risk. Investments in the Funds of Funds are subject to asset transfer program risk. For a description of this risk factor, please see the information above under the caption "Principal Risks."

Underlying Fund Risk. The value of an investment in an Fund of Funds will be related in part to the investment performance of any Underlying Portfolio in which it invests. Therefore, to the extent an Fund of Funds invests in Underlying Portfolios, the principal risks of investing in the Fund of Funds will be related to the principal risks associated with those Underlying Portfolios and their investments. The risks associated with the securities and investment methods that the Underlying Portfolios may invest in or use are described above under the caption "Principal Risks." Investing in an Underlying Portfolio will also expose the relevant Fund of Funds to a pro rata portion of the Underlying Portfolio's fees and expenses. Underlying Portfolios that are not registered under the federal securities laws are not subject to the same level of regulation as are registered investment companies, including investor protection laws, rules, and regulations.

Underlying Portfolio Selection Risk. Underlying Portfolio selection risk is the risk that the Underlying ETFs selected by the AA Subadvisers and the Underlying Trust Portfolios selected by PI will underperform relevant markets, relevant indices, or other mutual funds with similar investment objectives and strategies.

Underlying Trust Portfolios: Potential Conflicts of Interest and Subadviser Selection Risk. Under normal circumstances, the Dynamic Asset Allocation Portfolios invests 100% of their respective assets in shares of Underlying Trust Portfolios while not less than 90% of each Tactical Asset Allocation Portfolio's assets are invested in shares of Underlying Trust Portfolios. In addition, the AST Academic Strategies Asset Allocation Portfolio normally invests approximately 65% of its assets in shares of Underlying Trust Portfolios. These investments in Underlying Trust Portfolio shares may be subject to certain potential conflicts of interest. As described above, the Investment Managers have engaged the Subadvisers to conduct the investment programs of the Underlying Trust Portfolio, including the purchase, retention and sale of portfolio securities and investments. Subadvisory fees are paid by the Investment Managers to the relevant Subadvisers out of the management fees received by the Investment Managers from the Underlying Trust Portfolios. Because the amount of fees to be retained by the Investment Managers will differ depending upon which Underlying Trust Portfolios are used in connection with the Funds of Funds, it is possible that the interests of the Investment Managers and Contract owners could conflict. In addition, the Investment Managers may have an incentive to take into account the effect on an Underlying Trust Portfolio in which a Fund of Funds may invest in determining whether, and under what circumstances, to purchase or sell shares in that Underlying Trust Portfolio. As a result, it is possible that the interests of the Underlying Trust Portfolio may not be consistent with those of a Fund of Funds.

Each Fund of Funds' investments in the Underlying Trust Portfolios will also be subject to subadviser selection risk. Subadviser selection risk is the risk that the Investment Managers' decision to select or replace a subadviser for an Underlying Trust Portfolio does not produce the intended result. The Investment Managers, however, are not responsible for the day-to-day management of the Underlying Trust Portfolios.

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Introduction to Past Performance

A number of factors, including risk, can affect how a Portfolio performs. The bar charts and tables on the following pages demonstrate the risk of investing in each Portfolio by showing how returns can change from year to year and by showing how each Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that a Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the charts and tables on the following pages are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for a Portfolio would have been lower.

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Past Performance: Asset Allocation Portfolios

AST Schroders Multi-Asset World Strategies Portfolio

Annual Returns

Best Quarter	Worst Quarter
9.81%(2nd quarter of 2003)	-15.81%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 years
Portfolio	-30.19%	-1.01%	0.72%
Standard & Poor's 500 Index*	-36.99%	-2.19%	-1.38%
MSCI World Index (GD)**	-40.33%	0.00%	-0.19%
Prior Blended Index***	-28.89%	1.44%	1.32%
Blended Index+	-22.06%	0.71%	1.68%

Note: Prior to July 21, 2008 the Portfolio was known as the AST American Century Strategic Allocation Porfolio. Effective July 21, 2008, the Portfolio added new Subadvisers and changesd its investment objective, policies, strategy, and expense structure. The performance history furnished above prior to July 21, 2008 reflects the investment performance, investment operations, investment policies and investment strategies of the former AST American Century Strategic Allocation Porfolio, and does not represent the acutal or predicted performance of the current Portfolio.

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The Portfolio's use of this Index has been discontinued and replaced by the MSCI World Index due to the Portfolio's new Subadvisers and investment strategy.

** The Morgan Stanley Capital International World Index(MSCI Wolrd Index) is an unmanaged capitalization weighted index which includes the equity markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

***The Prior Blended Index consists of the Russell 3000 Index (48%), MSCI EAFE Index (GD) (15%), Citigroup Broad-Investment Grade "BIG" Bond Index (31%), and Three-Month U.S. Treasury Bill Index (6%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The Portfolio's use of this Index has been discontuned.

+The Primary Blended Index consists of the MSCI World Index (70%) and US Three-Month Libor (30%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

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AST Advanced Strategies Portfolio

Annual Returns

Best Quarter	Worst Quarter
5.47%(4th quarter of 2006)	-16.47%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	Since Inception (03/20/06)
Portfolio	-29.80%	-6.47%
Standard & Poor's 500 Index*	-36.99%	-10.44%
Blended Index**	-26.05%	-5.35%

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Blended Index consists of the Russell 3000 Index (40%), the MSCI EAFE Index (20%), the Barclays Capital Global Aggregate Bond Index (US$ Hedged) (30%) and the Custom Extended Markets Index (10%). The Custom Extended Markets Index is comprised of equal weightings of the Barclays Capital US TIPS Index, the Dow Jones AIG Commodity Total Return Index, and the Dow Jones Wilshire REIT Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio

26

AST T. Rowe Price Asset Allocation Portfolio

Annual Returns

Best Quarter	Worst Quarter
12.45%(2nd quarter of 2003)	-14.26%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 years
Portfolio	-25.94%	0.61%	1.87%
Standard & Poor's 500 Index*	-36.99%	-2.19%	-1.38%
Blended Index**	-21.91%	0.72%	1.70%

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Blended Index consists of the Standard & Poor's 500 Index (60%) and the Barclays Capital U.S. Government/Credit Index (40%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

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AST UBS Dynamic Alpha Portfolio

Annual Returns

Best Quarter	Worst Quarter
16.25%(4th quarter of 1999)	-14.96%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 years
Portfolio	-17.62%	2.09%	1.35%
Merrill Lynch 1-5 Years US Treasury Index*	8.73%	4.63%	5.17%

Note: AST UBS Dynamic Alpha Portfolio, formerly the AST Global Allocation Portfolio, added a new Subadviser and changed its investment objective, policies, and strategy effective May 1, 2007. The 5-year and 10-years performance figures as well as the annual returns prior to May 1, 2007 for the Portfolio reflectinvestment performance, investment operations, investment policies, and investment strategies of the formerAST Global Allocation Portfolio, and doesnot represent the actual or predicted performance of the AST UBS Dynamic Alpha Portfolio.

*The Merrill Lynch US Treasury 1-5 Year Index is a sub-index of the Merrill Lynch Treasury Master Index. It includes issues in the form of publicly placed, coupon-bearing U.S. Treasury debt. Issues must carry a term to maturity of at least one year.

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AST First Trust Balanced Target Portfolio

Annual Returns

Best Quarter	Worst Quarter
5.51%(4th quarter of 2006)	-16.99%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	Since Inception (3/20/06)
Portfolio	-34.49%	-9.29%
Standard & Poor's 500 Index*	-36.99%	-10.44%
Primary Blended Index**	-28.37%	-6.37%
Secondary Blended Index***

*The Standard & Poor's 500 Composite Stock Price Index ("Standard & Poor's 500 Index") — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Primary Blended Index consists of the Russell 3000 Index (45%), the MSCI EAFE Index (20%), and the Barclays Capital U.S. Corporate Investment Grade Bond Index (35%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Secondary Blended Index consists of the Standard & Poor's 500 Index (65%) and the Dow Jones Corporate Bond Index (35%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

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AST First Trust Capital Appreciation Target Portfolio

Annual Returns

Best Quarter	Worst Quarter
6.51%(2nd quarter of 2007)	-21.51%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	Since Inception (3/20/06)
Portfolio	-40.71%	-11.96%
Standard & Poor's 500 Index*	-36.99%	-10.44%
Primary Blended Index**	-33.13%	-8.27%
Secondary Blended Index**	-30.34%	-7.47%

*The Standard & Poor's 500 Composite Stock Price Index ("Standard & Poor's 500 Index") — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Primary Blended Index consists of the Russell 3000 Index (55%), the MSCI EAFE Index (25%) and the Barclays Capital U.S. Corporate Investment Grade Bond Index (20%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Secondary Blended Index consists of the Standard & Poor's 500 Index (80%) and the Dow Jones Corporate Bond Index (20%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

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AST CLS Growth Asset Allocation Portfolio

Annual Returns

Best Quarter	Worst Quarter
-0.87%(2nd Quarter of 2008)	-18.22%(4th Quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	Since Inception(11/19/07)
Portfolio	-35.21	-23.01
Standard & Poor's 500 Index*	-36.99	-35.13
Blended Index**	-26.88	-25.44

*The Standard Poor's 500 Composite Stock Price Index (Standard Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Blended Index consists of the Russell 3000 Index (60%), MSCI EAFE Index (10%), and the Barclays Capital Aggregate Bond Index (formerly, the Lehman Brothers Aggregate Bond Index)(30%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the portfolio.

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AST CLS Moderate Asset Allocation Portfolio

Annual Returns

Best Quarter	Worst Quarter
-0.42%(2nd Quarter of 2008)	-13.95%(4th Quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	Since Inception(11/19/07)
Portfolio	-27.56	-24.70
Standard & Poor's 500 Index*	-36.99	-35.13
Blended Index**	-18.79	-17.72

*The Standard Poor's 500 Composite Stock Price Index (Standard Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Blended Index consists of the Russell 3000 Index (40%), MSCI EAFE Index (10%), and the Barclays Capital Aggregate Bond Index (formerly, the Lehman Brothers Aggregate Bond Index)(50%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the portfolio.

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Fees and Expenses of the Portfolios

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios. Unless otherwise indicated, the fees and expenses shown below are based upon each Portfolio's expenses for the year ended December 31, 2008 and are expressed as a percentage of the average daily net assets of each Portfolio. Expenses may vary in future years.

The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets, in %)
	Shareholder Fees (fees paid directly from your investment)	Management Fees[4]	Distribution (12b-1) Fees	Other Expenses[1]	Acquired Portfolio Fees & Expenses [2]	Total Annual Portfolio Operating Expenses [3]
AST Schroders Multi-Asset World Strategies	None	1.10	None	.35	-	1.45
AST Advanced Strategies	None	.85	None	.22	.02	1.09
AST T. Rowe Price Asset Allocation	None	.85	None	.15	-	1.00
AST UBS Dynamic Alpha	None	1.00	None	.16	-	1.16
AST First Trust Balanced Target	None	.85	None	.15	-	1.00
AST First Trust Capital Appreciation Target	None	.85	None	.15	-	1.00
AST CLS Growth Asset Allocation	None	.30	None	.20	.95	1.45
AST CLS Moderate Asset Allocation	None	.30	None	.16	.93	1.39

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Example

The following Example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Because the following example does not include the effect of Contract charges, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus. The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio's total operating expenses remain the same (including the indirect expenses of any acquired portfolios in which the Portfolio invests), except for any contractual fee waivers and overall expense limitations that may be in effect for the one year period in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expense Example
	1 Year	3 Years	5 Years	10 Years
AST Schroders Multi-Asset World Strategies	148	459	792	1,735
AST Advanced Strategies	111	347	601	1,329
AST T. Rowe Price Asset Allocation	102	318	552	1,225
AST UBS Dynamic Alpha	118	368	638	1,409
AST First Trust Balanced Target	102	318	552	1,225
AST First Trust Capital Appreciation Target	102	318	552	1,225
AST CLS Growth Asset Allocation	148	459	792	1,735
AST CLS Moderate Asset Allocation	142	440	761	1,669

1 Shares of the Portfolios are generally purchased through variable insurance products. The Trust has entered into arrangements with the issuers of the variable insurance products offering the Portfolios under which the Trust compensates the issuers 0.10% for providing ongoing services to Portfolio shareholders in lieu of the Trust providing such services directly to shareholders. Amounts paid under these arrangements are included in "Other Expenses." Subject to the expense limitations set forth below, for each Portfolio of the Trust, except as described below, the Investment Managers have agreed to voluntarily waive a portion of the 0.10% administrative services fee, based on the average daily net assets of each Portfolio of the Trust, as set forth in the table below:

Average Daily Net Assets of Portfolio	Fee Rate Including Waiver
Up to and including $500 million	0.10% (no waiver)
Over $500 million up to and including $750 million	0.09%
Over $750 million up to and including $1 billion	0.08%
Over $1 billion	0.07%

The Fund of Funds will not be directly subject to the administrative services fee to the extent they invest in Underlying Trust Portfolios. The Underlying Trust Portfolios in which a Fund of Funds invest, however, will be subject to the administrative services fee. Because the Tactical Asset Allocation Portfolios generally invest at least 90% of their assets in Underlying Trust Portfolios, only 10% of their assets generally will be directly subject to the administrative services fee. In determining the administrative services fee, only assets of a Fund of Funds that are not invested in Underlying Trust Portfolios will be counted as average daily net assets of the relevant Portfolio for purposes of the above-referenced breakpoints. This will result in a Fund of Funds paying higher administrative services fees than if all of the assets of a Fund of Funds were counted for purposes of computing the relevant administrative services fee breakpoints.

2 Some of the Portfolios invest in other investment companies (the Acquired Portfolios). For example, each Fund of Funds invests in shares of Underlying Trust Portfolios, and some Portfolios invest in other mutual funds, including the Dryden Core Investment Fund. Investors in a Portfolio indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown under "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios in which each Portfolio invested during the year ended December 31, 2008.

When a Portfolio's "Acquired Portfolio Fees and Expenses" are less that 0.01%, such expenses are included in the column titled "Other Expenses." This may cause the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables of such Portfolios.

3 The Investment Managers have voluntarily agreed to waive a portion of their investment management fees and/or reimburse certain expenses for each of the AST CLS Growth Asset Allocation Portfolio and the AST CLS Moderate Asset Allocation Portfolio so that each CLS Asset Allocation Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, distribution fees, dividend and interest expense, if any, related to short sales, extraordinary expenses, and Underlying Portfolio fees and expenses) do not exceed 0.40% of such Asset Allocation Portfolio's average daily net assets to $100 million; 0.35% of such Asset Allocation Portfolio's average daily net assets from $100 million to $200 million; and 0.30% of such Asset Allocation Portfolio's average daily net assets over $200 million. These arrangements are voluntary and may be discontinued or otherwise modified by the Investment Managers at any time without prior notice.

4 The management fee rate shown in the "management fees" column is based on the indicated Portfolio's average daily net assets as of the fiscal year ended December 31, 2008, except that the fee rate shown does not reflect the impact of any contractual or voluntary management fee waivers that may be applicable and which would result in a reduction in the fee rate paid by the Portfolio. The management fee rate for certain Portfolios may include "breakpoints" which are reduced fee rates that are applicable at specified levels of Portfolio assets; the effective fee rates shown in the table reflect and incorporate any contractual fee "breakpoints" which may be applicable.

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MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Introduction

We describe each Portfolio's investment objective and policies on the following pages. We describe certain investment instruments that appear below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios.

Although we make every effort to achieve each Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Trustees can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Asset Allocation Portfolios: Investment Objectives & Policies

AST Schroders Multi-Asset World Strategies Portfolio

Investment Objective: The investment objective of the Portfolio is to seek long-term capital appreciation. This investment objective is a non-fundamental investment policy of the Portfolio and may be changed by the Board without shareholder approval. No guarantee can be given that the Portfolio will achieve its investment objective, and the Portfolio may lose money.

The Portfolio seeks long-term capital appreciation through a flexible global asset allocation approach. This asset allocation approach entails investing in traditional asset classes, such as equity and fixed-income investments, and alternative asset classes, such as investments in real estate, commodities, currencies, private equity, and absolute return strategies. Absolute return measures the return that an asset achieves over a certain period of time. Absolute return strategies differ from relative return strategies because they are concerned with the rate of return of a particular asset and do not compare returns with other measures or benchmarks as with relative return strategies. The Portfolio is a diversified investment company as defined in the 1940 Act. The Portfolio's Subadvisers are Schroder Investment Management North America Inc. (Schroders) and Schroder Investment Management North America Limited (SIMNA Ltd.). The Subadvisers will seek exposure to the relevant traditional and alternative asset classes by investing the Portfolio's assets in varying combinations of (i) securities, including, without limitation, common stocks, preferred stocks, and bonds; (ii) other pooled investment vehicles, including, without limitation, open-end or closed-end investment companies, exchange-traded funds, unit investment trusts, domestic or foreign private investment pools (including investment companies not registered under the 1940 Act, such as "hedge funds") (collectively referred to herein as Underlying Funds); and (iii) certain structured notes and financial and derivative instruments.

The Subadvisers will seek to emphasize the management of risk and volatility. Generally, the Subadvisers will seek to minimize the volatility of the Portfolio by:
• Using a wide range of asset classes whose investment performance the Subadvisers believe will not be highly correlated with each other;
• Employing asset allocation positioning with the aim of providing greater stability of investment performance; and
• Employing derivatives to seek to limit the potential for loss in times of market volatility.

Each asset class will be reviewed on an ongoing basis by the Subadvisers to determine whether it provides the opportunity to enhance investment performance or to reduce risk. Exposure to different asset classes and investment strategies will vary over time based upon the Subadvisers' assessment of changing market, economic, financial, and political factors and events that the Subadvisers believe may impact the value of the Portfolio's investments. The Subadvisers will rely on proprietary asset allocation models to adjust the amount of the Portfolio's investments in the various asset classes.

The Subadvisers may sell securities when they believe that the underlying assets no longer offer attractive potential future returns compared to other investment opportunities or that they present undesirable risks, or in order to limit losses on securities that have declined in value.

Asset Allocation. The approximate allocations of the Portfolio across asset classes as of January 31, 2009 is set forth in the table below. Subject to then-current market, economic, and financial conditions, the Subadvisers expect that the assets of the Portfolio will be allocated in accordance with the ranges set forth in the table below. Such allocations and ranges are approximate and subject to change. The Portfolio may gain exposure to each asset class directly through investments in securities, through investments in Underlying Funds, or through the use of derivatives and other financial instruments. The anticipated investment ranges and the Portfolio's actual exposure to the various asset classes referenced below will change over time, in response to changes in the Subadvisers' assessment of changing market, economic, financial, and political conditions.

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Approximate Asset Allocation (as of January 31, 2009)
Asset Class	Approximate Current Allocation	Anticipated Investment Ranges
Equity Investments	43.6%	40-60%
Investment Grade Fixed-Income Investments	28.1%	20-30%
Alternative Investments	12.1%	10-30%
Cash and Other Short-Term Investments	16.2%	0-20%

Principal Investments (Traditional Asset Classes). The traditional asset classes in which Portfolio assets may be invested are described below.

Equity Investments. The Portfolio may invest in the equity securities of U.S. or foreign issuers of any size. The Portfolio also may invest any portion of its assets in equity securities of issuers located in "emerging market" countries. The Portfolio may also purchase securities in initial public offerings. Equity securities include common stocks, preferred stocks, and securities convertible into common or preferred stocks, and options and warrants to purchase common or preferred stocks. In selecting equity securities for the Portfolio, the Subadvisers may seek to identify securities of companies in industries, sectors, or geographical regions that they believe are undervalued or otherwise offer significant potential for capital appreciation, and companies that they believe offer the potential for capital appreciation based on novel, superior, or niche products or services, operating characteristics, quality of management, an entrepreneurial management team, their having gone public in recent years, opportunities provided by mergers, divestitures, new management, or other factors.

Investment Grade Fixed-Income Investments. The Portfolio may invest in the debt securities of issuers located anywhere in the world that are believed to offer the potential for attractive capital appreciation, current income, or both. The debt securities in which the Portfolio may invest include: (i) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; (ii) debt securities of domestic or foreign corporations; (iii) mortgage-backed and other asset-backed securities; (iv) obligations of international agencies or supranational entities; (v) debt securities convertible into equity securities; (vi) inflation-indexed bonds; (vii) structured notes, including hybrid or "indexed" securities, event-linked bonds, and loan participations or assignments; and (viii) delayed funding loans and revolving credit facilities. The fixed-income securities in which the Portfolio may invest include securities that make payments of: (i) interest at fixed rates or at floating or variable rates or (ii) principal or interest at fixed intervals or only at maturity or upon the occurrence of stated events or contingencies.

Short-Term Investments. The Portfolio may invest in short-term, high quality investments, including, without limitation, commercial paper, bankers' acceptances, certificates of deposit, bank time deposits, and repurchase agreements. The Portfolio also may invest without limitation in money market funds or similar pooled investments, including those managed, advised, or sponsored by the Investment Managers or their respective affiliates.

Principal Investments (Alternative Asset Classes). The alternative asset classes in which Portfolio assets may be invested are described below.

Emerging Markets Debt. The Portfolio may invest in fixed-income instruments of issuers that are economically tied to emerging markets countries. Such securities may be denominated in non-U.S. currencies and the U.S. dollar. A security is economically tied to an emerging market country if it: (i) is principally traded on the securities markets of an emerging markets country, or (ii) the issuer is organized or principally operates in an emerging markets country, derives a majority of its income from its operations within an emerging markets country, or has a majority of its assets in an emerging markets country.

High Yield Debt Securities. The Portfolio may invest in debt or fixed-income securities rated below "investment grade" (also referred to as "junk bonds" or "high-yield bonds") that are issued by U.S. or non-U.S. corporations, governments, government agencies, or supranational organizations. Generally, lower rated securities pay higher yields that highly rated securities to compensate investors for the higher risk.

Real Estate. The Portfolio may invest in real-estate related securities, such as equity or mortgage real estate investment trusts (REITs), real estate operating companies, brokers, developers, and builders of residential, commercial, and industrial properties; property management firms; finance, mortgage, and mortgage servicing firms; construction supply and equipment manufacturing companies; and firms dependent on real estate holdings for revenues and profits, including lodging, leisure, timber, mining, and agriculture companies.

Absolute Return.The Portfolio may invest in portfolios of securities managed to provide an investment return that is generally independent of changes in the values of broad-based equity securities indices. Those portfolios may include long and short equity or

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fixed-income positions and investments in derivatives. Absolute return investments will normally be selected with the intent of providing predictable, hedged returns over time.

Infrastructure. The Portfolio may invest in securities of U.S. and non-U.S. issuers providing exposure to infrastructure investment. Infrastructure investments may be related to physical structures and networks that provide necessary services to society, such as transportation and communications networks, water and energy utilities, and public service facilities.

Commodities. The Portfolio may make investments that are intended to provide exposure to one or more physical commodities or securities indices. Commodities investments may include, by way of example, futures contracts, options on futures contracts, and forward contracts, and securities designed to provide commodity-based exposures.

Currencies. The Portfolio may take investment positions in various foreign currencies, including actual holdings of those currencies. These investments may also forward contracts, futures contracts, swap agreements, and option contracts with respect to foreign currencies.

Private Equity. The Portfolio also may make investments in private companies (or private investments in public companies) in connection with the organization or restructuring of a company, including so-called leveraged buy-outs and management buy-outs.

Derivatives. The Portfolio may seek to obtain, or reduce, exposure to one or more asset classes through the use of exchange-traded or over-the-counter derivatives, such as, for example, futures contracts, interest rate swap agreements, total return swap agreements, options (puts and calls) purchased or sold by the Portfolio, and structured notes. The Portfolio may also use derivatives for hedging purposes, or to gain long or short exposure to securities or market sectors as a substitute for cash investments or pending the sale of securities by the Portfolio and reinvestment of the proceeds. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, and in some cases the risks of leverage.

AST Advanced Strategies Portfolio

Investment Objective: to seek a high level of absolute return by using traditional and non-traditional investment strategies and by investing in domestic and foreign equity and fixed-income securities, derivative instruments and exchange-traded funds.

Principal Investment Policies and Risks:
General. QMA allocates the net assets of the Portfolio across different investment categories and different Subadvisers. QMA also directly manages a portion of the assets of the Portfolio. Certain investment categories will contain sub-categories. The Subadviser for a category or sub-category will employ a specific investment strategy for that category or sub-category.

QMA employs a two-tiered approach to allocating Portfolio assets across the various investment categories, sub-categories, and the Subadvisers. First, QMA will analyze the macro-economic landscape, the capital markets, and the related implications for investment strategy. Second, QMA draws on its understanding of the strategies used by the other Subadvisers to determine which advisers are expected to perform best under the prevailing macro-economic landscape. The allocations will be reviewed by QMA periodically and may be altered or adjusted by QMA without prior notice. Such adjustments will be reflected in the annual update to the prospectus.

The Portfolio may use derivative instruments to gain exposure to certain commodity and real estate related indices. The Portfolio may engage in short sales and may invest in fixed-income securities that are rated below investment grade by the major ratings services (Ba or lower by Moody's Investors Service, Inc., or equivalently rated by Standard & Poor's Ratings Services, or Fitch Ratings Ltd., or, if unrated, considered to be of comparable quality, in connection with these investment strategies. Fixed-income debt obligations rated below investment grade by the major ratings services or, if unrated, considered to be of comparable quality, are commonly referred to as "junk bonds" and are regarded as having predominantly speculative characteristics with respect to capacity to pay principal and interest. The Portfolio is prohibited from investing more than 10% of its total assets in other mutual funds, including exchange traded funds.

Overall, the Advanced Strategies Portfolio will pursue a combination of traditional and non-traditional investment strategies. It is expected that the approximate allocation across the various investment categories, sub-categories, and investment advisers will be as follows:

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AST Advanced Strategies Portfolio: Asset Allocations
Investment Adviser	Approximate Allocation	Investment Category	Sub-category
Marsico	17.00%	U.S. Large-Cap Growth	N/A
T. Rowe Price	17.00%	U.S. Large-Cap Value	N/A
William Blair	8.50%	International Growth	N/A
LSV	8.50%	International Value	N/A
PIMCO	12.75%	U.S. Fixed-Income	N/A
PIMCO	8.50%	Hedged International Bond	Developed Markets
PIMCO	4.25%		Emerging Markets
PIMCO	2.84%	Advanced Strategies I	Commodities Real Return
PIMCO	2.83%		Real Return
PIMCO	2.83%		Real Estate Real Return
QMA	15.00%	Advanced Strategies II	N/A
TOTAL	100.00%

The asset allocation generally provides for an allotment of approximately 60% of Portfolio assets to a combination of domestic and international equity strategies and an allotment of approximately 40% of Portfolio assets to a combination of U.S. fixed-income, hedged international bond, real return and exchange-traded fund investment strategies. The Portfolio will use derivative instruments to gain exposure to certain commodity and real estate related indices along with high yield bonds (also referred to as "junk" bonds) in connection with these investment strategies. The asset allocations described above are subject to change at any time without notice at the sole discretion of the Investment Managers.

Description of Traditional Investment Categories and Sub-categories. The investment categories and sub-categories for which the applicable Subadvisers will pursue traditional investment strategies include the following:

  U.S. Large-Cap Growth;

  U.S. Large-Cap Value;

  International Growth;

  International Value;

  U.S. Fixed-Income; and

  Hedged International Bond

  Developed Markets sub-category

  Emerging Markets sub-category

Brief descriptions of the investment strategies to be used by the Subadvisers are set forth below:

U.S. Large-Cap Growth (Marsico). Marsico will invest primarily in the common stocks of large U.S. companies (typically companies that have a market capitalization in the range of $5 billion or more) that are selected for their growth potential. Marsico will normally hold a core position of between 35 and 50 common stocks. Marsico also may invest up to 15% of the assets attributable to this investment category in foreign securities, which are those securities denominated in a foreign currency. American Depositary Receipts (ADRs) may be purchased for the Portfolio and will not be considered foreign securities for the purposes of the 15% limitation stated above. In selecting investments for the Portfolio, Marsico uses an approach that combines "top-down" macro-economic analysis with "bottom-up" stock selection.

The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed. Marsico then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or

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security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection. As part of this fundamental, "bottom-up" research, Marsico may visit with various levels of a company's management, as well as with its customers and (as relevant) suppliers, distributors, and competitors. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.
Marsico may reduce or sell portfolio securities if, in its opinion, a company's fundamentals change substantially, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The core investments for this investment category generally will be comprised of established companies and securities that exhibit growth characteristics. However, these investments also may typically include companies with more aggressive growth characteristics, and companies undergoing significant changes (e.g., the introduction of a new product line, the appointment of a new management team or an acquisition).

U.S. Large-Cap Value (T. Rowe Price). T. Rowe Price will invest primarily in common stocks of large U.S. companies that appear to be undervalued, and in securities that are expected to produce dividend income. T. Rowe Price also may invest up to 10% of the assets attributable to this investment category in foreign securities. T. Rowe Price typically will employ a "value" approach in selecting investments for the domestic large-cap value portion of the Portfolio. T. Rowe Price's in-house research team seeks to identify companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

International Growth (William Blair). William Blair will use fundamental research to identify stocks of foreign companies with market capitalizations over $100 million that have above-average prospective growth, evidence of sustainability of future growth, above-average profitability and reinvestment of internal capital, and conservative capital structure.

International Value (LSV). LSV will employ a proprietary model and other quantitative methods in an attempt to pick undervalued foreign stocks with high near-term appreciation potential. Cash flow-to-price ratios, book-to-market ratios and certain past performance measures are some of the important variables reviewed by LSV in its investment process.

U.S. Fixed-Income (PIMCO). Under normal circumstances, PIMCO will invest primarily in a diversified portfolio of fixed-income instruments of varying maturities. The average portfolio duration for securities held in this investment category will normally vary within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Bond Index. PIMCO will invest primarily in fixed-income securities that are rated investment grade by established rating services but may invest up to 10% of the total assets attributable to this investment category in junk bonds. PIMCO may also invest up to 10% of the total assets attributable to their investment category in preferred stock.

Hedged International Bond: Developed Markets Sub-category and Emerging Markets Sub-category (PIMCO). The Hedged International Bond investment category will contain a Developed Markets sub-category and an Emerging Markets sub-category. PIMCO will be responsible for allocating assets between the Developed Markets sub-category and the Emerging Markets sub-category. Emerging markets include those in countries defined as emerging or developing by the World Bank. Remaining markets will be classified as developed markets. In general terms, a security will be considered to be an emerging market security if it is principally traded on the securities markets of an emerging market country, or if the issuer thereof is organized or principally operates in an emerging market country, derives a majority of its income from its operations within an emerging market country, or has the majority of its assets in an emerging market country.

Under normal circumstances, PIMCO will invest at least 80% of the net assets attributable to this investment category in fixed-income instruments of issuers located outside the United States, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets directly managed by PIMCO in an effort to reduce the risk of loss due to fluctuations in currency exchange rates.

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PIMCO will select the foreign country and currency compositions for each sub-category based upon its evaluation of various factors, including, but not limited to, relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The average portfolio duration for securities held in this investment category normally is expected to vary within a zero- to eight-year time frame. PIMCO may invest all of the assets attributable to this investment category in non-investment grade fixed-income securities, subject to a limit of investing no more than 15% of such total assets in securities rated below B by Moody's or by S&P, or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. Up to 10% of the total assets attributable to this investment category may be invested in preferred stock.

Description of Non-Traditional Investment Categories and Sub-categories. The investment categories and sub-categories for which the PIMCO and PI will pursue non-traditional investment strategies include the following:

  Advanced Strategies I; and

  Commodities Real Return sub-category

  Real Return sub-category

  Real Estate Real Return sub-category

  Advanced Strategies II

Brief descriptions of the investment strategies to be used by PIMCO and PI are set forth below:

Advanced Strategies I: The Advanced Strategies I investment category will contain a Commodities Real Return sub-category, a Real Return sub-category, and a Real Estate Real Return sub-category. PI will direct PIMCO how to allocate assets among the Commodities Real Return sub-category, the Real Return sub-category, and the Real Estate Real Return sub-category based upon PI's own forward-looking assessment of macroeconomic, market, financial, security valuation, and other factors.

The average portfolio duration for securities held in this investment category normally will vary within three years (plus or minus) of the real duration of the Barclays Capital U.S. TIPS Index. For these purposes, in calculating the average portfolio duration for this investment category, PIMCO includes the real duration of inflation-indexed portfolio securities and the nominal duration of non-inflation-indexed portfolio securities. The assets attributable to this investment category may be invested in a limited number of issuers. Up to 10% of the total assets attributable to this investment category may be invested in preferred stock.

Advanced Strategies I: Commodities Real Return Sub-category (PIMCO). Rather than invest directly in physical commodities, PIMCO will employ an "enhanced-index" strategy for this sub-category. Specifically, PIMCO will use commodity-index-linked derivative instruments, such as commodity swap agreements, with a goal of gaining 100% exposure to the investment return of the Dow Jones AIG Commodity Total Return Index, a widely followed measure of commodity prices. Assets not invested in commodity-linked derivative instruments may be invested in inflation-indexed securities and other fixed-income instruments, including derivative fixed-income instruments. Inflation-indexed bonds offer a return that is linked to changes in the rate of inflation.

Advanced Strategies I: Real Return Sub-category (PIMCO). This sub-category will focus primarily on investments in U.S. Treasury Inflation Protected Securities. The top-down investment process used by PIMCO for this sub-category will begin with its annual secular forum where PIMCO develops a 3-5 year outlook for the global economy and interest rates. This analysis will help set the basic sub-category parameters, including duration, yield-curve positioning, sector weightings, credit quality breakdown, and individual security selection. PIMCO will focus on duration management to manage yield curve exposure based on the firm's general investment outlook.

Advanced Strategies I: Real Estate Real Return Sub-category (PIMCO). Similar to the investment strategy for the Commodities Real Return sub-category, PIMCO will employ an enhanced-index strategy for the Real Estate Real Return sub-category rather than invest directly in REITs. Specifically, PIMCO will use REIT-index-linked derivative instruments, such as REIT swap agreements, with a goal of gaining 100% exposure to the investment return of the Dow Jones - Wilshire REIT Index, a widely followed measure of REIT prices. Assets not invested in real estate-linked derivative instruments may be invested in inflation-indexed securities and other fixed-income instruments, including derivative fixed-income instruments. As set forth above, inflation-indexed bonds offer a return that is linked to changes in the rate of inflation. PIMCO may invest assets attributable to this sub-category directly in REITs as well.

Advanced Strategies II (QMA).Up to approximately 15% of the Advanced Strategies Portfolio's net assets will be allocated to the Advanced Strategies II investment category subadvised by QMA. Up to approximately 10% of the assets attributable to this investment category will be used to take long and short positions in ETFs, exchange-traded notes, various futures contracts and other publicly-traded securities. QMA will analyze the publicly available holdings of the Advanced Strategies Portfolio and use a top-down approach to establish long and short tactical allocations among various components of the capital markets, including equities, fixed-income, and non-traditional assets. As such, this portion of the Advanced Strategies II investment category is intended to function as an overlay for the entire Advanced Strategies Portfolio. The remaining assets attributable to this investment category may be allocated

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to: (i) index futures, other futures contracts, and options thereon to provide liquid exposure to their respective equity and fixed-income benchmark indices and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions and any variation margin calls with respect to the futures contracts.

The Advanced Strategies Portfolio has an investment policy that prohibits the Portfolio from investing more than 10% of its total assets in other mutual funds. The Board has approved an exception to that investment policy to permit the Advanced Strategies Portfolio to invest, without regard to the 10% limit on mutual fund investments, in: (i) money market funds and fixed-income funds for cash management, defensive, temporary, or emergency purposes or for additional portfolio liquidity to satisfy large-scale redemptions and variation margin calls and (ii) ETFs for additional exposure to relevant markets.

The principal risk of investing in the Portfolio is market risk. Market risk is the risk that a particular equity or debt security in the Portfolio, the Portfolio itself, or equity or debt markets in general may fall in value. The Portfolio's investment in foreign securities presents additional risk, including currency risk. Foreign companies may be affected by adverse political, diplomatic and economic developments, taxes, less publicly available information and other factors. These risks may be heightened for a Portfolio's investments in emerging market securities.

Debt obligations with longer maturities typically offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities. The prices of debt obligations generally move in the opposite direction to that of market interest rates. The debt obligations in which the Portfolio may invest are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. To the extent the Portfolio invests in junk bonds or other non-investment grade fixed-income securities, it may be subject to greater levels of interest rate, credit and liquidity risk than mutual funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Portfolio's ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Advanced Strategies Portfolio may lose its entire investment.

The Portfolio's investments in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, acts of terrorism, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

The Portfolio's emphasis on investments in real estate investment trusts ("REITs") and in real estate-linked derivative instruments will subject the Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. An investment in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming.

The performance of the Portfolio will depend to a certain extent on how its assets are allocated and reallocated among the various investment categories, sub-categories, and investment managers. A principal risk of investing in the Portfolio is that the Investment Managers will make less than optimal decisions regarding allocation of assets among the various investment categories, sub-categories, and investment advisers.

The following paragraphs describe some specific types of fixed-income investments that the Portfolio may invest in, and some of the investment practices that the Portfolio will engage in.

U.S. Government Securities. The Portfolio may invest in various types of U.S. Government securities, including those that are supported by the full faith and credit of the United States; those that are supported by the right of the issuing agency to borrow from the U.S. Treasury; those that are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others that are supported only by the credit of the instrumentality.

Corporate Debt Securities. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including convertible securities and preferred stock. Debt securities may be acquired with warrants attached. The rate of return or return of principal on some debt obligations may be linked or indexed to exchange rates between the U.S. dollar and a foreign currency or currencies.

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While the Subadviser may regard some countries or companies as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply or legal or technical restrictions. In such cases, the Portfolio may consider equity securities or convertible bonds to gain exposure to such investments.

Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The interest rates on these securities are tied to other interest rates, such as money-market indices or Treasury bill rates, and reset periodically. While these securities provide the Portfolio with a certain degree of protection against losses caused by rising interest rates, they will cause the Portfolio's interest income to decline if market interest rates decline.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. The Portfolio may invest in inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

Event-Linked Bonds. Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent upon the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake or other physical or weather related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If the trigger event occurs, the Portfolio may lose all or a portion of the amount it invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Mortgage-Related and Other Asset-Backed Securities. The Portfolio may invest all of its assets in mortgage-backed and other asset backed securities, including collateralized mortgage obligations. The value of some mortgage-backed and asset-backed securities in which the Portfolio invests may be particularly sensitive to changes in market interest rates.

Reverse Repurchase Agreements and Dollar Rolls. In addition to entering into reverse repurchase agreements, the Portfolio may also enter into dollar rolls. In a dollar roll, the Portfolio sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The Portfolio forgoes principal and interest paid on the securities sold in a dollar roll, but the Portfolio is compensated by the difference between the sales price and the lower price for the future purchase, as well as by any interest earned on the proceeds of the securities sold. The Portfolio also could be compensated through the receipt of fee income. Reverse repurchase agreements and dollar rolls can be viewed as collateralized borrowings and, like other borrowings, will tend to exaggerate fluctuations in Portfolio's share price and may cause the Portfolio to need to sell portfolio securities at times when it would otherwise not wish to do so.

Short Sales and Short Sales "Against the Box." Certain Portfolios may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Portfolio does not own declines in value. When a Portfolio makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. A Portfolio may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

A Portfolio secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to the uncovered short positions, a Portfolio is required to (1) deposit similar collateral with its custodian or otherwise segregate collateral on its records, to the extent that the value of the collateral in the aggregate is at all times equal to at least 100% of the current market value of the security sold short, or (2) a Portfolio must otherwise cover its short position. Depending on arrangements made with the broker-dealer from which the Portfolio borrowed the security, regarding payment over of any payments received by a Portfolio on such security, a Portfolio may not receive any payments (including interest) on its collateral deposited with such broker-dealer. Because making short sales in securities that it does not own exposes a Portfolio to the risks associated with those securities, such short sales involve speculative exposure risk. As a result, if a Portfolio makes short sales in securities that increase in value, it will likely underperform similar mutual Portfolios that do not make short sales in securities they do not own. A Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. There can be no assurance that a Portfolio will be able to close out a short sale position at any particular time or at an acceptable price. Although a Portfolio's gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

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Certain Portfolios may also make short sales against-the-box. A short sale against-the-box is a short sale in which the Portfolio owns an equal amount of the securities sold short, or securities convertible or exchangeable for, with or without payment of any further consideration, such securities. However, if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration must be segregated on a Portfolio's records or with its Custodian.

Derivative Instruments. The Portfolio may purchase and write call and put options on securities, securities indices and on foreign currencies. The Portfolio may invest in interest rate futures contracts, stock index futures contracts and foreign currency futures contracts and options thereon that are traded on U.S. or foreign exchanges or boards of trade. The Portfolio may also enter into swap agreements with respect to foreign currencies, interest rates and securities indices. The Portfolio may use these techniques to hedge against changes in interest rates, currency exchange rates or securities prices or as part of its overall investment strategy. The Portfolio's investments in swap agreements are described directly below.

Swap Agreements. The Portfolio may enter into interest rate, index, total return, credit and currency exchange rate swap agreements for the purposes of attempting to obtain a desired return at a lower cost than if the Portfolio had invested directly in an instrument that yielded the desired return. The Portfolio may also enter into options on swap agreements. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.

In a standard "swap" transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a "notional amount," i.e., a specified dollar amount that is hypothetically invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or "cap"; interest floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

The Portfolio may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. The Portfolio may be either the buyer or seller in a credit default swap transaction. If the Portfolio is a buyer and no event of default occurs, the Portfolio will lose its investment and recover nothing.

However, if an event of default occurs, the Portfolio (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if the Portfolio had invested in the reference obligation directly.

Under most swap agreements entered into by the Portfolio, the parties' obligations are determined on a "net basis." Consequently, the Portfolio's obligations (or rights) under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party.

Whether the Portfolio's use of swap agreements will be successful will depend on the Subadviser's ability to predict that certain types of investments are likely to produce greater returns than other investments. Moreover, the Portfolio may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The swaps market is relatively new and is largely unregulated.

For purposes of applying the Portfolio's investment policies and restrictions (as stated in this Prospectus and the Fund's SAI) swap agreements are generally valued by the Portfolios at market value . In the case of a credit default swap sold by a Portfolio ( i.e., where the Portfolio is selling credit default protection), however, the Portfolio will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Portfolios for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Collateralized Debt Obligations.The Portfolio may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and

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foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolios as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Prospectus and the Fund's SAI (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Temporary Investments. The Portfolio may, without limit as to the percentage of its assets, purchase U.S. government securities or short-term debt securities pending investments in other securities consistent with its investment objective, to meet shareholder redemptions, or for temporary defensive purposes. The Portfolio's ability to achieve its investment objective will be reduced to the extent it must increase its holdings of temporary investments."

AST T. Rowe Price Asset Allocation Portfolio

Investment Objective: to seek a high level of total return by investing primarily in a diversified portfolio of equity and fixed-income securities.

Principal Investment Policies and Risks:
The Portfolio will invest, under normal circumstances, approximately 60% of its total assets in equity securities and 40% in fixed income securities. This mix may vary over shorter time periods; the equity portion may range between 50-70% and the fixed income portion between 30-50%.

The Subadviser concentrates common stock investments in larger, more established companies, but the Portfolio may include small and medium-sized companies with good growth prospects. The Portfolio's exposure to smaller companies is not expected to be substantial, and will not constitute more than 30% of the equity portion of the Portfolio. Up to 35% of the equity portion may be invested in foreign (non-U.S. dollar denominated) equity securities. The fixed income portion of the Portfolio will be allocated among investment grade securities (50-100% of the fixed income portion); high yield or "junk" bonds (up to 30%); foreign (non-U.S. dollar denominated) high quality debt securities and emerging market securities (up to 30%); and cash reserves (up to 20%). Cash reserves may consist of U.S.-dollar and non U.S.-dollar currencies.

The precise mix of equity and fixed income investments will depend on the Subadviser's outlook for the markets. When deciding upon asset allocations, the Subadviser may favor fixed income securities if the economy is expected to slow sufficiently to hurt corporate profit growth. The opposite may be true when strong economic growth is expected. The Portfolio's investments in foreign equity and debt securities are intended to provide additional diversification, and the Subadviser will normally have at least three different countries represented in both the foreign equity and foreign debt portions of the Portfolio.

Securities may be sold for a variety of reasons, such as to effect a change in asset allocation, to secure gains or limit losses, or to re-deploy assets into more promising opportunities.

As a fund that invests both in equity and fixed income securities, the Portfolio risk of loss and share price fluctuation (and potential for gain) will tend to be less than funds investing primarily in equity securities and more than funds investing primarily in fixed income securities. Of course, both equity and fixed income securities may decline in value.

Equity securities may decline because the stock market as a whole declines, or because of reasons specific to the company, such as disappointing earnings or changes in its competitive environment. The Portfolio's level of risk will increase if a significant portion of

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the Portfolio is invested in securities of small-cap companies. Like other fixed income funds, the fixed income portion of the Portfolio is subject to changes in market interest rates and changes in the credit quality of specific issuers. Because of the Portfolio's focus on fixed income securities with intermediate to long maturities, changes in market interest rates may cause substantial declines in the Portfolio's share price. The Portfolio's level of risk will increase if a significant portion of the Portfolio is invested in lower-rated high yield bonds or in foreign securities. Because a significant portion of the Portfolio's fixed income investments may be in mortgage-related and asset-backed securities, this could add increased volatility and carry special risks in the event of declining interest rates which would cause prepayments to increase, and the value of the securities to decrease.

Equity Securities. When selecting particular stocks to purchase, the Subadviser will examine relative values and prospects among growth and value-oriented stocks, domestic and international stocks, and small-to large-cap stocks. Domestic stocks are drawn from the overall U.S. market while international equities are selected primarily from large companies in developed countries. Investments in non-U.S. dollar denominated stocks may be made solely for capital appreciation or solely for income or any combination of both for the purpose of achieving a higher overall return. Stocks of companies in developing countries may also be included. The equity portion of the Portfolio also may include convertible securities, preferred stocks and warrants.

Investments in small companies involve both higher risk and greater potential for appreciation. These companies may have limited product lines, markets and financial resources, or they may be dependent on a small or inexperienced management group. In addition, their securities may trade less frequently and move more abruptly than securities of larger companies.

Fixed Income Securities. Bond investments are primarily investment grade (top four credit ratings) and are chosen from across the entire government and corporate bond markets. Up to 30% of the Portfolio's fixed income portion may be invested in high yield bonds. A significant portion of the Portfolio's fixed income investments may be in mortgage-related (including mortgage dollar rolls and derivatives such as collateralized mortgage obligations and stripped mortgage-backed securities) and asset-backed securities. Bank debt and loan participations and assignments may also be purchased. Maturities and duration of the fixed income portion of the portfolio will reflect the sub-advisor's outlook for interest rates. The cash reserves component will consist of high quality domestic and foreign money market instruments, including money market funds managed by the Subadviser.

Other Investments:
Swap Agreements. The Portfolio may enter into interest rate, index, total return, credit default and currency exchange rate swap agreements for the purposes of attempting to obtain a desired return at a lower cost than if the Portfolio had invested directly in an instrument that yielded the desired return or for the purpose of hedging a portfolio position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a "notional amount," i.e., a specified dollar amount that is hypothetically invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or "cap"; interest floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Under most swap agreements entered into by the Portfolio, the parties' obligations are determined on a "net basis." Consequently, the Portfolio's obligations (or rights) under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party.

There are risks in the use of swaps. Whether the Portfolio's use of swap agreements will be successful will depend on the sub-advisor's ability to predict that certain types of investments are likely to produce greater returns than other investments. Interest rate and currency swaps could result in losses if interest rate or currency changes are not correctly anticipated. Total return swaps could result in losses if the reference index, security or investments do not perform as anticipated. Credit default swaps could result in losses if the sub-advisor does not correctly evaluate the creditworthiness of the company on which the credit default swap is based. Moreover, the Portfolio may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The Portfolio will not enter into a swap agreement with any single counterparty if the net amount owed or to be received under existing contracts with that party would exceed 5% of total assets, or if the net amount owed or to be received by the Portfolio under all outstanding swap agreements will exceed 10% of total assets.

The Portfolio may enter into stock index, interest rate or currency futures contracts (or options thereon) for hedging purposes or to provide an efficient means of adjusting the Portfolio's exposure to the equity markets. The Portfolio may write covered call options and purchase put and call options on foreign currencies, securities, and financial indices. The Portfolio may invest up to 10% of its total assets in hybrid instruments, which combine the characteristics of futures, options and securities. To the extent the Portfolio uses

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these investments, it will be exposed to additional volatility and potential losses. The Portfolio may enter into forward foreign currency exchange contracts in connection with its foreign investments.

Temporary Investments. As noted above, up to 20% of the fixed income portion of the Portfolio normally may consist of cash reserves including repurchase agreements. In addition, the Portfolio may maintain cash reserves without limitation for temporary defensive purposes. Cash reserves may consist of U.S.-dollar and non U.S.-dollar currencies. The Portfolio may also invest in money market funds managed by the Subadviser. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of a high level of total return may be limited. Cash reserves also provide flexibility in meeting redemptions and paying expenses.

AST UBS Dynamic Alpha Portfolio

Investment Objective: to seek to maximize total return.

Principal Investment Policies and Risks:
Asset Allocation and Risk Management. The Portfolio attempts to generate positive returns and manage risk through sophisticated asset allocation, currency management techniques, and security selection. These decisions are integrated with analysis of global market and economic conditions.

The Portfolio is a multi-asset class fund. The asset classes in which the Portfolio may invest include, but are not limited to, the following: U.S. equity, non-U.S. equity, emerging market equity, U.S. fixed-income, non-U.S. fixed-income, emerging market debt, U.S. high-yield or "junk bond" fixed-income, and cash equivalents, including global currencies. The Portfolio may invest in issuers located within and outside the United States or in investment companies advised by UBS or its affiliates to gain exposure to these asset classes. The Portfolio will not pay investment management fees or other fund expenses in connection with its investment in the investment companies advised by UBS or an affiliate, but may pay expenses associated with such investments. Asset allocation decisions are tactical, based upon UBS' assessment of valuations and prevailing market conditions in the U.S. and abroad. Investments also may be made in selected sectors of these asset classes.

The Portfolio may, but is not required to, use derivative instruments for risk management purposes or as part of the Portfolio's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. Examples of derivatives include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. The Portfolio may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Portfolio, to replace more traditional direct investments, or to obtain exposure to certain markets. In addition, the Portfolio may establish net short or net long positions for individual markets, currencies and securities. The Portfolio also may borrow money to purchase investments for the Portfolio and for temporary or emergency purposes, including for meeting redemptions, for the payment of dividends, for share repurchases, or for the clearance of transactions.

As an open-end investment company registered with the Securities and Exchange Commission (the SEC), the Portfolio is subject to the federal securities laws, including the Investment Company Act of 1940, related rules, and various SEC and SEC staff positions. In accordance with these positions, with respect to certain kinds of Derivatives, the Portfolio must "set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other SEC- or staff-approved measures, while the Derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Portfolio must cover its open positions by setting aside liquid assets equal to the contracts' full, notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Portfolio is permitted to set aside liquid assets in an amount equal to the Portfolio's daily marked-to-market (net) obligations, if any (i.e., the Portfolio's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Portfolio will have the ability to employ leverage to a greater extent than if the Portfolio were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. See "Risk/Return Summary-Principal Risks" above for more information. The Trust reserves the right to modify the Portfolio's asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

The Portfolio's risk will be carefully monitored with consideration given to the risk generated by individual positions, sector, country, and currency views. UBS will employ proprietary risk management systems and models that seek to ensure the Portfolio is compensated for the level of risk it assumes at both the security and market levels.

Equity Investments. Investments in equity securities may include common stock and preferred stock of issuers in developed nations (including the U.S. and non-U.S.) and emerging markets. Equity investments may include large, intermediate, and small

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capitalization companies. Within the equity portion of the Portfolio, UBS will primarily use value-oriented strategies but also may use growth-oriented strategies from. When using value-oriented equity strategies, UBS seeks to select securities whose fundamental values it believes are greater than their market prices. In this context, the fundamental value of a given security is the UBS' assessment of what a security is worth. UBS bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. UBS then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics. For each equity security under analysis, the fundamental value estimate is compared to the company's current market price to ascertain whether a valuation anomaly exists. A stock with a market price below (above) the estimated intrinsic or fundamental value would be considered a long (short) candidate for inclusion in the Portfolio. This comparison between price and intrinsic or fundamental value allows comparisons across industries and countries. Under certain circumstances, UBS may use growth-oriented strategies within its US and non-US equity asset class for a portion of the allocation; but only after subjecting such strategies to a rigorous due diligence process to judge their suitability for the Portfolio. To invest in growth equities, UBS will seek to invest in companies that possess a dominant market position and franchise, a major technological edge or a unique competitive advantage, in part by using a proprietary quantitative screening system that ranks stocks using a series of growth, valuation and momentum metrics.

Fixed-Income Investments. Investments in fixed-income securities may include debt securities of governments throughout the world (including the U.S.), their agencies and instrumentalities, debt securities of corporations and supranationals, inflation protected securities, convertible bonds, mortgage-backed securities, asset-backed securities, equipment trusts and other collateralized debt securities. Investments in fixed-income securities may include issuers in both developed (including the U.S.) and emerging markets. In selecting fixed-income securities, UBS uses an internally developed valuation model that quantifies return expectations for all major bond markets, domestic and foreign. The UBS model employs a qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates) may affect industry trends. Against the output of this model, UBS considers the viability of specific debt securities compared to certain qualitative factors, such as management strength, market position, competitive environment and financial flexibility, as well as certain quantitative factors, such as historical operating results, calculation of credit ratios, and expected future outlook. The Portfolio's fixed income investments may reflect a broad range of investment maturities, qualities and sectors, including convertible debt securities and debt securities rated below investment grade. These lower-rated fixed-income securities are often referred to as "high-yield securities" or "junk bonds". UBS' fixed-income strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, duration of securities, quality and coupon segments and specific circumstances facing the issuers of fixed income securities. Duration measures a fixed income security's price sensitivity to interest rates by indicating the approximate change in a fixed income security's price if interest rates move up or down in 1% increments. Duration management involves adjusting the sensitivity to interest rates of the holdings within a country. UBS manages duration by choosing a maturity mix that provides opportunity for appreciation while also limiting interest rate risks.

The Dynamic Alpha Portfolio also may invest in cash or cash equivalent instruments. When political, economic, or market conditions warrant, the Portfolio may invest without limitation in cash equivalents, which may affect its ability to pursue its investment objective.

Temporary Investments. Up to 100% of the Dynamic Alpha Portfolio's assets may be invested temporarily in cash or cash equivalents and the Dynamic Alpha Portfolio may otherwise deviate from its customary investment strategies in response to extraordinary adverse political, economic, financial, or stock market events. Temporary investments may include U.S. or foreign government obligations, commercial paper, bank obligations, and repurchase agreements. While the Dynamic Alpha Portfolio is in a defensive position, the opportunity to achieve its investment objective will be limited.

AST First Trust Balanced Target Portfolio
Investment Objective: long-term capital growth balanced by current income.

AST First Trust Capital Appreciation Target Portfolio
Investment Objective: long-term capital growth.

General. Each Portfolio allocates its assets across six uniquely specialized investment strategies. Initially, each Portfolio will invest in the securities determined by the model based on its six respective investment strategies. On or about the annual security selection date (March 1), each Portfolio will establish both percentage allocations among the six investment strategies and the percentage allocation of each security's position within each Equity Strategy. First Trust reserves the right to over-weight, underweight, or exclude certain companies from the holdings of either Portfolio. The percentage allocations among the six investment strategies at the annual security selection date are approximately as follows:

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AST First Trust Portfolios: Asset Allocations
Investment Strategy	AST First Trust Balanced Target Portfolio	AST First Trust Capital Appreciation Target Portfolio
Dow Jones Income	35.00%	20.00%
NYSE® International Target 25	10.00%	10.00%
Global Dividend Target 15	15.00%	20.00%
Value Line® Target 25	15.00%	20.00%
Target Small-Cap	5.00%	15.00%
The Dow® Target Dividend	20.00%	N/A
NASDAQ® Target 15	N/A	15.00%

Investment Strategies for the Portfolios

Dow Jones Income

In selecting securities for this strategy, First Trust follows an investment strategy that invests in securities identified by applying certain screens to the Dow Jones Corporate Bond Index. This strategy emphasizes high credit quality, liquidity, diversification, issuer fundamentals, and duration management.

  Step 1: Begin with the universe of bonds that comprise the Dow Jones Corporate Bond Index on or about the applicable security selection date. The Dow Jones Corporate Bond Index identifies bonds with an investment-grade credit rating of no less than Baa3 as rated by Moody's Investors Service (or rated of similar quality by another rating agency).

  Step 2: For liquidity, eliminate each bond that does not have at least $350 million principal amount in outstanding issuance.

  Step 3: Eliminate bonds based on proprietary factors including issuer fundamentals and diversification.

  Step 4: Bonds satisfying the above 3 steps are weighted across multiple sectors and maturity bands of the Dow Jones Corporate Bond Index.

  Step 5: Bonds are then selected based on availability and relative value compared to similar quality bonds within the investment grade universe. Due to poor liquidity or lack of availability, like-bonds that are not components of the Dow Jones Corporate Bond Index may be selected within the investment grade universe that have similar characteristics as the bonds identified through steps 1-4.

In the event a bond identified by the process described above is exempted from the Dow Jones Corporate Bond Index, First Trust may continue its investment in such bond or may identify an alternative bond from the Dow Jones Corporate Bond Index.

Each holding is monitored and evaluated for potential credit downgrades/upgrades and issue-specific business fundamentals, and the portfolio is monitored for interest rate sensitivity through optimal duration management.

NYSE® International Target 25. NYSE® International Target 25 Strategy gives investors exposure to large foreign value stocks. The equally weighted portfolio selects the 25 stocks with the best value factors (price/book and price/cash flow). They are selected from the NYSE International 100 Index®, which is comprised of the largest non-US stocks traded on the New York Stock Exchange.

The NYSE® International Target 25 Strategy stocks are selected by First Trust as follows:

  Step 1: Begin with the stocks that comprise the NYSE International 100 Index® on or about the applicable security selection date. The NYSE International 100 Index® consists of the 100 largest non-U.S. stocks trading on the New York Stock Exchange.

  Step 2: Screen for liquidity by eliminating companies with average daily trading volume below $300,000 for the prior three months.

  Step 3: Rank each remaining stock on two factors: - Price to book - Price to cash flow. Lower, but positive, price to book and price to cash flow ratios are generally used as an indication of value.

  Step 4: Construct an equally-weighted portfolio of the 25 stocks with the best overall ranking on the two factors.

Global Dividend Target 15

In selecting stocks for this strategy, First Trust uses a disciplined investment strategy that invests primarily in the common stocks of the companies that are components of the Dow Jones Industrial AverageSM (DJIASM), the Financial Times Industrial Ordinary Share Index ("FT Index") and the Hang Seng IndexSM. The DJIASMconsists of stocks chosen by the editors of The Wall Street Journal as representative of the broad market and of American industry. The FT Index is comprised of 30 stocks chosen by the editors of The

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Financial Times as representative of British industry and commerce. As of March 31, 2009 the Hang Seng Index consisted of 42 stocks listed on the Stock Exchange of Hong Kong Ltd. (the "Hong Kong Stock Exchange"), and it includes companies intended to represent four major market sectors: commerce and industry, finance, properties and utilities.

This strategy primarily consists of common stocks of the five companies with the lowest per share stock price of the ten companies in each of the DJIASM, FT Index and Hang Seng Index, respectively, that have the highest dividend yields in the respective index as of the close of business on or about the applicable security selection date.

Value Line® Target 25

To select the stocks for this strategy, First Trust follows a disciplined investment strategy that invests primarily in the common stocks of 25 companies selected from a subset of the stocks that receive Value Line's® #1 ranking for Timeliness™ as of the close of business on or about the applicable security selection date. Value Line's ranking for Timeliness measures Value Line's view of probable price performance during the next 6 to 12 months based upon long-term trend of earnings, prices, recent earnings, price momentum, and earnings surprise. First Trust expects to select 25 common stocks each year through the following multi-step process from a subset of the stocks that receive Value Line's® #1 ranking for Timeliness as of the close of business on or about the applicable security selection date:

  Step 1: Start with the 100 stocks that Value Line® on or about the security selection date gives its #1 ranking for Timeliness™, and remove the stocks of companies considered to be financial companies and the stocks of companies whose shares are not listed on a U.S. securities exchange. Rank each remaining stock from the best (1) to worst (100) on the following factors: - 12 month price appreciation - 6 month price appreciation - Return on assets - Price to cash flow

  Step 2: Select a market-cap weighted portfolio of the 25 stocks with the best overall ranking on the above four factors.

Securities selected by this strategy will be weighted by market capitalization subject to the restriction that no stock will comprise less than 1% or more than 7.5% of the portfolio on or about the security selection date.

Target Small-Cap

The Target Small-Cap stocks are stocks with small market capitalizations that have recently exhibited certain positive financial attributes. First Trust selects stocks for this strategy as follows:

  Step 1: Select the stocks of all U.S. corporations that trade on the New York Stock Exchange (NYSE), the NYSE Amex, or The Nasdaq Stock Market (Nasdaq) (excluding limited partnerships, American Depositary Receipts and mineral and oil royalty trusts) as of the close of business on or about the applicable security selection date.

  Step 2: Select companies that have a market capitalization of between $150 million and $1 billion and whose stock has an average daily dollar trading volume of at least $500,000.

  Step 3: Select stocks with positive three-year sales growth.

  Step 4: From there, select those stocks whose most recent annual earnings are positive.

  Step 5: Eliminate any stock whose price has appreciated by more than 75% in the last 12 months.

  Step 6: Select the 40 stocks with the greatest price appreciation in the last 12 months.

Market capitalization and average trading volume are based on 1996 dollars which are periodically adjusted for inflation. Securities selected by this strategy will be weighted by market capitalization.

The Dow® Target Dividend (AST First Trust Balanced Target Portfolio only). The Dow® Target Dividend Strategy contains some of the most widely traded of the market's highest-yielding stocks. This strategy selects stocks with good value (low price/book) and signs of growth (change in return on assets (ROA)) from The Dow Jones Select Dividend IndexSM, which consists of 100 of the highest dividend-yielding securities (excluding real estate investment trusts) in the Dow Jones U.S. Total Market Index, an index representative of the total market for United States equity securities. These factors allow the strategy to select an equally weighted portfolio of high dividend paying value companies that have future growth potential.

This investment strategy looks for common stocks issued by companies that are expected to provide income and have the potential for capital appreciation. First Trust follows a disciplined investment strategy that invests primarily in the 20 common stocks from the Dow Jones Select Dividend IndexSM with the best overall ranking on both the change in return on assets over the last 12 months and price to book ratio. Specifically, this investment strategy consists of the following steps:

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  Step 1: Rank all 100 stocks contained in the Dow Jones Select Dividend IndexSM on or about the applicable security selection date (best [1] to worst [100]) by: - Change in return on assets over the last 12 months. An increase in return on assets generally indicates improving business fundamentals. - Price to book. A lower, but positive, price to book ratio is generally used as an indication of value.

  Step 2: Select an approximately equally-weighted portfolio of the 20 stocks with the best overall ranking on the two factors.

NASDAQ® Target 15 (AST First Trust Capital Appreciation Target Portfolio only)

This investment strategy looks for common stocks issued by companies that are expected to have the potential for capital appreciation. To select the stocks for this investment strategy, First Trust follows a disciplined investment strategy that invests primarily in the common stocks of 15 companies selected from a subset of the stocks included in the NASDAQ-100 Index as of the close of business on or about the applicable security selection date.

  Step 1: Begin with the stocks that comprise the NASDAQ-100 Index. Rank each stock on the following factors: - 12 month price appreciation - 6 month price appreciation - Return on assets - Price to cash flow

  Step 2: Select a market-cap weighted portfolio of the 15 stocks with the best overall ranking on the four factors.

Securities selected by this strategy will be weighted by market capitalization subject to the restriction that no stock will comprise less than 1% or more than 7.5% of the portfolio on or about the security selection date.

Asset Class Allocations. In addition to allocating each Portfolio's assets across the six investment strategies, the overall mix between equity and fixed-income securities will vary for both Portfolios. The AST First Trust Balanced Target Portfolio will normally invest approximately 65% of its total assets in equity securities and 35% in fixed-income securities as of the security selection date. Depending on market conditions on the security selection date, the equity portion may range between 60-70% and the fixed-income portion between 30-40%. The AST First Trust Capital Appreciation Target Portfolio will normally invest approximately 80% of its total assets in equity securities and 20% in fixed-income securities as of the securities selection date. Depending on market conditions on the security selection date, the equity portion may range between 75-85% and the fixed-income portion between 15-25%.

Equity Securities. Each Portfolio invests a substantial portion of its assets in equity securities. Eligible equity securities include common stocks, warrants to purchase common stocks, and securities convertible into common stocks (such as convertible bonds and debentures). In addition, the Portfolios may invest in equity securities of foreign issuers, including depositary receipts that represent foreign common stocks deposited with a custodian.

Fixed-Income Securities. Each Portfolio may invest in debt obligations of varying quality, including securities issued or guaranteed by the U.S. Government and its agencies, and debt obligations issued by U.S. companies, foreign companies and foreign governments and their agencies. The Portfolios will limit their respective investments to debt obligations rated at least investment grade by Moody's Investors Service (Moody's), Standard Poor's Ratings Services (S&P), or another major rating service, and unrated debt obligations that First Trust believes are comparable in quality.

Other Investments and Investment Strategies for the Portfolios. In addition to the principal investment strategies outlined above, the Portfolios may invest in the following instruments and use the following investment methods:

  Common and Preferred Stocks

  Fixed-Income Securities

  Foreign Securities

  Derivative Instruments

  Initial Public Offerings

  Warrants

  Convertible Securities

  When-Issued, Delayed-Delivery, or Forward Commitment Transactions

  Illiquid and Restricted Securities

  Repurchase Agreements

  Reverse Repurchase Agreements

  Temporary Investments· Borrowing

  Lending Portfolio Securities

  Short Sales "Against the Box"

LICENSES AND MISCELLANEOUS INFORMATION

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"Dow Jones Corporate Bond Index," "The Dow Jones Industrial Average SM ," "The Dow®," "DIJA SM " and "Dow Jones Select Dividend Index SM " are service marks or registered trademarks of Dow Jones Company, Inc. ("Dow Jones") and have been licensed for use for certain purposes by First Trust Advisors L.P. ("First Trust"). Dow Jones does not sponsor, endorse, sell or promote the AST First Trust Balanced Target Portfolio, the AST First Trust Capital Appreciation Target Portfolio, and/or the AST Focus Four Plus Portfolio (collectively, the "AST First Trust Portfolios"). Dow Jones makes no representation regarding the advisability of investing in such products. Except as noted herein, Dow Jones has not given First Trust or the Trust a license to use its indexes.

The AST First Trust Portfolios are not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the Contract owners of the AST First Trust Portfolios or any member of the public regarding the advisability of purchasing the AST First Trust Portfolios. Dow Jones' only relationship to First Trust is the licensing of certain copyrights, trademarks, servicemarks and service names of Dow Jones. Dow Jones has no obligation to take the needs of First Trust or the Contract owners of the AST First Trust Portfolios into consideration in determining, composing or calculating The Dow Jones Industrial AverageSM, the Dow Jones Select Dividend IndexSM, or the Dow Jones Corporate Bond Index. Dow Jones is not responsible for and has not participated in the determination of the terms and conditions of the AST First Trust Portfolios to be issued, including the pricing or the amount payable under the Contracts. Dow Jones has no obligation or liability in connection with the administration or marketing of the AST First Trust Portfolios.

DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES INDUSTRIAL AVERAGESM, THE DOW JONES SELECT DIVIDEND INDEXSM, OR THE DOW JONES CORPORATE BOND INDEX, OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, CONTRACT OWNERS OF THE AST FIRST TRUST PORTFOLIOS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES INDUSTRIAL AVERAGESM, THE DOW JONES SELECT DIVIDEND INDEXSM, OR THE DOW JONES CORPORATE BOND INDEX, OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABLITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES INDUSTRIAL AVERAGESM, THE DOW JONES SELECT DIVIDEND INDEXSM, OR THE DOW JONES CORPORATE BOND INDEX, OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DOW JONES AND FIRST TRUST.

"VALUE LINE®," "THE VALUE LINE INVESTMENT SURVEY" AND "VALUE LINE TIMELINESS RANKING SYSTEM" ARE REGISTERED TRADEMARKS OF VALUE LINE SECURITIES, INC. OR VALUE LINE PUBLISHING, INC. THAT HAVE BEEN LICENSED TO FIRST TRUST ADVISORS, L.P. THE AST FIRST TRUST PORTFOLIOS ARE NOT SPONSORED, RECOMMENDED, SOLD OR PROMOTED BY VALUE LINE PUBLISHING, INC., VALUE LINE, INC. OR VALUE LINE SECURITIES, INC. ("VALUE LINE"). VALUE LINE MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE FUNDS. FIRST TRUST IS NOT AFFILIATED WITH ANY VALUE LINE COMPANY.

"Value Line Publishing, Inc.'s ("VLPI") only relationship to First Trust is VLPI's licensing to First Trust of certain VLPI trademarks and trade names and the Value Line Timeliness Ranking System (the "System"), which is composed by VLPI without regard to First Trust, the AST First Trust Portfolios, the Trust or any investor. VLPI has no obligation to take the needs of First Trust or any investor in the AST First Trust Portfolios into consideration in composing the System. The AST First Trust Portfolios results may differ from the hypothetical or published results of the Value Line Timeliness Ranking System. VLPI is not responsible for and has not participated in the determination of the prices and composition of the AST First Trust Portfolios or the timing of the issuance for sale of the AST First Trust Portfolios or in the calculation of the equations by which the AST First Trust Portfolios is to be converted into cash.

VLPI MAKES NO WARRANTY CONCERNING THE SYSTEM, EXPRESS OR IMPLIED, INCUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PUPOSE OR ANY IMPLIED WARRANTIES ARISING FROM USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE, AND VLPI MAKES NO WARRANTY AS TO THE POTENTIAL PROFITS OR ANY OTHER BENEFITS THAT MAY BE ACHIEVED BY USING THE SYSTEM OR ANY INFORMATION OR MATERIALS GENERATED THEREFROM. VLPI DOES NOT WARRANT THAT THE SYSTEM WILL MEET ANY REQUIREMENTS OR THAT IT WILL BE ACCURATE OR ERROR-FREE. VLPI ALSO DOES NOT GUARANTEE ANY USES, INFORMATION, DATA OR OTHER RESULTS GENERATED FROM THE SYSTEM. VLPI HAS NO OBLIGATION OR LIABILITY (I) IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE AST FIRST TRUST PORTFOLIOS AND/OR THE FUND; OR (II) FOR ANY LOSS, DAMAGE, COST OR EXPENSE SUFFERED OR INCURRED BY ANY INVESTOR OR OTHER PERSON OR ENTITY IN CONNECTION WITH THIS THE AST FIRST TRUST PORTFOLIOS AND/OR THE FUND, AND IN NO EVENT SHALL

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VLPI BE LIABLE FOR ANY LOST PROFITS OR OTHER CONSEQUENTIAL, SPECIAL, PUNITIVE, INCIDENTIAL, INDIRECT OR EXEMPLARY DAMAGES IN CONNECTION WITH THE AST FIRST TRUST PORTFOLIOS AND/OR THE FUND.

"NYSE®" and "NYSE International 100 Index ®" are registered trademarks of the NYSE Group, Inc. and both have been licensed for use for certain purposes by First Trust Advisors, L.P. The AST First Trust Portfolios which use a strategy based in part on the NYSE International 100 Index®, are not sponsored, endorsed, sold or promoted by NYSE Group, Inc. and its affiliates, and NYSE Group, Inc. and its affiliates make no representation regarding the advisability of investing in such products.

NYSE Group, Inc. has no relationship to the AST First Trust Portfolios or First Trust other than the licensing of NYSE International 100 Index® (the "Index") and its registered trademarks for use in connection with the AST First Trust Portfolios.

NYSE Group, Inc. and its affiliates do not:

  Sponsor, endorse, sell or promote the AST First Trust Portfolios.

  Recommend that any person invest in the AST First Trust Portfolios or any other securities.

  Have any responsibility or liability for or make any decisions about the timing, amount or pricing of AST First Trust Portfolios.

  Have any responsibility or liability for the administration, management or marketing of the AST First Trust Portfolios.

  Consider the needs of the AST First Trust Portfolios or the Contract owners of the AST First Trust Portfolios in determining, composing or calculating the NYSE International 100 Index® or have any obligation to do so.

Neither NYSE Group, Inc. nor any of its affiliates will have any liability in connection with the AST First Trust Portfolios or the Fund. Specifically, NYSE Group, Inc. and its affiliates do not make any warranty, express or implied, and disclaim any warranty about:

  The results to be obtained by the AST First Trust Portfolios, the Contract owner of the AST First Trust Portfolios or any other person in connection with the use of the Index and the data included in the Index;

  The accuracy or completeness of the Index and its data;

  The merchantability and the fitness for a particular purpose or use of the Index and its data;

  NYSE Group, Inc. and it's affiliates will have no liability for any errors, omissions or interruptions in the Index or its data;

  Under no circumstances will NYSE Group, Inc. or any of its affiliates be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if NYSE Group, Inc. knows that they might occur.

The licensing agreement between First Trust Advisors L.P. and NYSE Group, Inc. is solely for their benefit and not for the benefit of the Contract owners of the AST First Trust Portfolios or any other third parties.

The AST First Trust Portfolios are not sponsored, endorsed, sold or promoted by The NASDAQ OMX Group, Inc. (including its affiliates) (NASDAQ OMX, with its affiliates, are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to the AST First Trust Portfolios. The Corporations make no representation or warranty, express or implied, to the owners of shares of the AST First Trust Portfolios or any member of the public regarding the advisability of investing in securities generally or in the AST First Trust Portfolios particularly, or the ability of the NASDAQ-100 Index® to track general stock market performance. The Corporations' only relationship to the First Trust Advisors L.P. ("Licensee") is in the licensing of the NASDAQ®, NASDAQ-100® and NASDAQ-100 Index® registered trademarks and certain trade names of the Corporations and the use of the NASDAQ-100 Index®, which is determined, composed and calculated by NASDAQ without regard to Licensee or the AST First Trust Portfolios. Prudential Investments LLC (Sub-Licensee) has sublicensed certain NASDAQ trademarks and tradenames of the Corporations. NASDAQ has no obligation to take the needs of the Licensee, the Sub-Licensee, or the owners of shares of the AST First Trust Portfolios into consideration in determining, composing or calculating the NASDAQ-100 Index®. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at or quantities of the AST First Trust Portfolios to be issued or in the determination or calculation of the equation by which the AST First Trust Portfolios are to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the AST First Trust Portfolios.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCUATION OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, RECORD OR BENEFICIAL SHAREHOLDERS OF THE AST FIRST TRUST PORTFOLIOS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBIITY OF SUCH DAMAGES.

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The AST Focus Four Plus Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's Financial Services LLC ("Standard & Poor's") or its third party licensors. Neither Standard & Poor's nor its third party licensors makes any representation or warranty, express or implied, to the owners of the AST Focus Four Plus Portfolio or any member of the public regarding the advisability of investing in securities generally or in the AST Focus Four Plus Portfolio particularly or the ability of the S&P MidCap 400 index or the S&P SmallCap index (individually and collectively, the "Index") to track general stock market performance. Standard & Poor's' and its third party licensor's only relationship to First Trust Advisors L.P. is the licensing of certain trademarks and trade names of Standard & Poor's and the third party licensors and of the Index which is determined, composed and calculated by Standard & Poor's or its third party licensors without regard to First Trust Advisors L.P. or AST Focus Four Plus Portfolio. Standard & Poor's and its third party licensors have no obligation to take the needs of First Trust Advisors L.P. or the owners of the AST Focus Four Plus Portfolio into consideration in determining, composing or calculating the Index. Neither Standard & Poor's nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of the AST Focus Four Plus Portfolio or the timing of the issuance or sale of the AST Focus Four Plus Portfolio or in the determination or calculation of the equation by which the AST Focus Four Plus Portfolio is to be converted into cash. Standard & Poor's has no obligation or liability in connection with the administration, marketing or trading of the AST Focus Four Plus Portfolio.

NEITHER STANDARD & POOR'S, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. STANDARD & POOR'S, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. STANDARD & POOR'S MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MARKS, THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL STANDARD & POOR'S, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

Standard & Poor's®", "S&P®", "S&P MidCap 400", "Standard & Poor's MidCap 400", "S&P SmallCap 600", and "Standard & Poor's SmallCap 600" are trademarks of Standard & Poor's, a subsidiary of The McGraw-Hill Companies, Inc., and have been licensed for use by First Trust Advisors L.P.

Tactical Asset Allocation Portfolios:

AST CLS Growth Asset Allocation Portfolio
AST CLS Moderate Asset Allocation Portfolio

Investment Objective: The investment objective of each of the Tactical Asset Allocation Portfolios is to obtain the highest potential total return consistent with their respective specified levels of risk tolerance.

The AST CLS Growth Asset Allocation Portfolio generally will have a higher level of risk tolerance than the AST CLS Moderate Asset Allocation Portfolios because the AST CLS Growth Asset Allocation Portfolio will tend to have greater exposure to equity securities than the AST CLS Moderate Asset Allocation Portfolio. The investment objective and the definition of risk tolerance level are not fundamental policies for any of the Tactical Asset Allocation Portfolios and, therefore, may be changed by the Board without shareholder approval. No assurance can be given that any of the Tactical Asset Allocation Portfolios will achieve its investment objective.

Principal Investment Policies
The Tactical Asset Allocation Portfolios are "funds of funds." That means that each Tactical Asset Allocation Portfolio invests primarily or exclusively in one or more mutual funds in accordance with its own asset allocation strategy. The mutual funds that may be used in connection with the Tactical Asset Allocation Portfolios include: (i) the Underlying Trust Portfolios; (ii) the Underlying ETFs; and (iii)the Underlying Money Market Portfolios. For the purposes of this section of the Prospectus, the Underlying Trust Portfolios, the Underlying Money Market Portfolios, and the Underlying ETFs are collectively referred to as the "Underlying Portfolios." Consistent with the investment objectives and policies of the Tactical Asset Allocation Portfolios, other mutual funds from time to time may be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the Tactical Asset Allocation Portfolios.

Equity and Debt/Money Market Asset Classes. Under normal market conditions, it is expected that the assets of the Tactical Asset Allocation Portfolios will be allocated among the equity and debt/money market asset classes as set forth below.

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Asset Allocation Portfolio	Percentage of Net Assets Allocated to Equity Asset Class	Percentage of Net Assets Allocated to Debt Securities/Money Market Instruments Asset Class
AST CLS Growth Asset Allocation	70% (Approximate Range of 60 - 80%)	30% (Approximate Range of 20 - 40%)
AST CLS Moderate Asset Allocation	50% (Approximate Range of 40 - 60%)	50% (Approximate Range of 40 - 60%)

As you can see, the expected target asset allocation for the AST CLS Growth Asset Allocation Portfolio emphasizes investments in the equity asset class while the expected target asset allocation for the AST CLS Moderate Asset Allocation Portfolio emphasizes balanced investments in both the equity and debt/money market asset classes.

"Core" and "Off-Benchmark" Investment Categories. Under normal circumstances, at least 90% of a Tactical Asset Allocation Portfolio's assets will be allocated across as many as seven different "core" investment categories. The seven "core" investment categories include: (i) domestic large-cap and mid-cap value equity securities; (ii) domestic large-cap and mid-cap growth equity securities; (iii) domestic small-cap value equity securities; (iv) domestic small-cap growth equity securities; (v) international large-cap value equity securities; (vi) international large-cap growth equity securities; and (vii) domestic fixed-income securities, including U.S. Government securities, investment grade corporate, mortgage-backed, and asset-backed securities, and cash/money market instruments. Only Underlying Trust Portfolios selected by PI will be used to gain exposure to these "core" investment categories.

Under normal circumstances, no more than 10% of a Tactical Asset Allocation Portfolio's assets will be allocated to "off-benchmark" investments selected by CLS. "Off-benchmark" investments may result in exposure to asset classes or investment styles that are not covered by, or are sub-sets of, the above-referenced "core" investment categories. Examples of "off-benchmark" investments include, but are not limited to, investments in: (i) equity sectors such as real estate, technology, utilities, financials, or healthcare; (ii) inflation-indexed debt securities; (iii) international debt securities; and (iv) commodities. Only Underlying ETFs selected by CLS will be used to gain exposure to "off-benchmark" investments; provided, however, that leveraged Underlying ETFs and inverse Underlying ETFs (i.e., Underlying ETFs that seek investment results corresponding to the inverse (opposite) of the performance of an assigned index) may not be used in connection with the Tactical Asset Allocation Portfolios.

Description of Investment Process
Establishment by PI of Underlying Trust Portfolio Weights for "Core" Investment Categories. PI begins the investment process by employing various quantitative and qualitative research methods to identify and select Underlying Trust Portfolios that may be used as fulfillment options for each "core" investment category. After identifying and selecting the relevant Underlying Trust Portfolios, PI then establishs Underlying Trust Portfolio weights for each "core" investment category. This means that all Tactical Asset Allocation Portfolio assets that are allocated to a particular "core" investment category by CLS will be invested in accordance with the Underlying Trust Portfolio weights for that category as established by PI. As set forth above, at least 90% of an Asset Allocation Portfolio's assets normally will be allocated across the "core" investment categories and the related Underlying Trust Portfolios.

The current expected Underlying Trust Portfolio weights for each "core" investment category are set forth in Appendix V hereto. These weights are subject to change at any time in the sole discretion of the Investment Managers. In the future, additional or different Underlying Trust Portfolios may be used as fulfillment options for the Tactical Asset Allocation Portfolios.

Establishment of Target Asset Allocations and Selection of Underlying ETFs by CLS. The CLS will analyze PI's Underlying Trust Portfolio weights for the "core" investment categories in order to establish the target asset allocations for the Tactical Asset Allocation Portfolios and to select the Underlying ETFs. The target asset allocations established by CLS will be subject to certain guidelines established by PI. In particular, PI will set and interpret guidelines as to the percentage of Tactical Asset Allocation Portfolio assets that CLS may allocate to: (i) the equity and debt/money market asset classes; (ii) any particular "core" investment category (e.g., domestic large-cap value vs. domestic large-cap growth); and (iii) "off-benchmark" investments (i.e., Underlying ETFs). Each Tactical Asset Allocation Portfolio's investments in Underlying ETFs also will be subject to certain limits. Each Tactical Asset Allocation Portfolio may not: (i) acquire more than 3% of the total outstanding voting stock of any one Underlying ETF; (ii) invest more than 5% of its total assets in any one Underlying ETF; and (iii) invest more than 10% of its total assets in Underlying ETFs, in the aggregate.

The target asset allocations and the related guidelines for the AST CLS Growth Asset Allocation Portfolio as of January 31, 2009 are set forth in Appendix I to this Prospectus. The target asset allocations and the related guidelines for the AST CLS Moderate Asset Allocation Portfolio as of January 31, 2009 are set forth in Appendix II to this Prospectus. The Underlying Portfolio investments for the Tactical Asset Allocation Portfolios as of January 31, 2009 are set forth in Appendix III to this Prospectus. Such estimates are subject to change in the sole discretion of the Investment Managers and CLS.

Implementation of Target Asset Allocations and Underlying Portfolio Selections. PI will handle the day-to-day purchase, retention, and sale of shares of the Underlying Portfolios. Such purchases and sales generally will be made in accordance with the target asset

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allocation and Underlying Portfolio weights for the relevant Tactical Asset Allocation Portfolio. CLS may, from time to time, change the target asset allocation and/or Underlying ETF weights for a Tactical Asset Allocation Portfolio. In addition, PI may, from time to time, change the Underlying Trust Portfolio weights for any of the "core" investment categories. In the event of any such change, PI will purchase and redeem shares of the relevant Underlying Portfolios in order to cause the Tactical Asset Allocation Portfolio's actual holdings to match the then-current target asset allocation and/or Underlying Portfolio weights for that Tactical Asset Allocation Portfolio. Sales of Underlying Trust Portfolio shares resulting from changes to target asset allocations and/or Underlying Portfolio weights, however, will be subject to guidelines established from time to time by PI. Currently, under normal circumstances, no more than 1% of a Tactical Asset Allocation Portfolio's holdings in Underlying Trust Portfolios (but not including assets allocated to the AST Money Market Portfolio) in any particular "core" investment category (e.g., domestic large-cap growth or domestic large-cap value investment categories) may be redeemed on any particular day in order to effect a related target asset allocation or Underlying Portfolio weight shift. Unlike transactions in Underlying Trust Portfolio shares, transactions in Underlying ETFs will not be subject to the above-referenced guidelines or any other limitations. Frequent purchases and sales of Underlying ETFs by a Tactical Asset Allocation Portfolio may, however, result in higher costs for brokerage commissions, dealer mark-ups, and other transaction-related expenses. These trading expenses may adversely affect a Tactical Asset Allocation Portfolio's investment performance.

Description of CLS' Investment Methodologies. CLS will emphasize a different investment methodology in determining target asset allocations and selecting Underlying Trust Portfolios and/or Underlying ETFs for the Tactical Asset Allocation Portfolios. It is expected, however, that CLS will employ various tactical asset allocation strategies in connection with the establishment of target asset allocations and selection of Underlying Trust Portfolios and/or Underlying ETFs for the Tactical Asset Allocation Portfolios. In general terms, tactical asset allocation involves occasional, short-term, tactical deviations from the base asset class mix in order to capitalize on unusual or exceptional investment opportunities. As described in greater detail above, redemptions of Underlying Trust Portfolio shares will be subject to certain limits established by the Investment Managers from time to time. These limits may adversely affect a Tactical Asset Allocation Portfolio's investment performance by hindering CLS' ability to utilize its tactical asset allocation strategy to capitalize on unusual or exceptional investment opportunities.

CLS uses its proprietary risk budgeting methodology to set a risk budget for each of the AST CLS Growth Asset Allocation Portfolio and AST CLS Moderate Asset Allocation Portfolio based on their respective target asset allocations. CLS will adjust the target asset allocation among the various asset classes while keeping the risk of the relevant Portfolio in line with the target allocation. CLS uses its risk analysis combined with fundamental and quantitative analysis to distinguish between those asset classes that are attractive and those asset classes that should receive an underweighted allocation.

Other Investments. The Tactical Asset Allocation Portfolios are not limited to investing exclusively in shares of the Underlying Portfolios. Each Tactical Asset Allocation Portfolio is now permitted under current law to invest in "securities" as defined under the 1940 Act. For these purposes, the term "securities" includes, without limitation, shares of common or preferred stock, warrants, security futures, notes, bonds, debentures, any put, call, straddle, option, or privilege on any security or on any group or index of securities, or any put, call, straddle, option, or privilege entered into on a national securities exchange relating to a foreign currency.

Cash Management Activities and Temporary Investments. Upon a Tactical Asset Allocation Portfolio's receipt of net cash contributions, such amounts will be invested in the AST Money Market Portfolio until the next succeeding business day. Thereafter, PI will cause such amounts to be invested in accordance with the then-current target asset allocation and Underlying Portfolio weights for the relevant Tactical Asset Allocation Portfolio. As a temporary measure for defensive purposes, each Tactical Asset Allocation Portfolio may invest without limitation in the Underlying Money Market Portfolios, including the AST Money Market Portfolio, commercial paper, cash equivalents, or high-quality, short-term debt instruments during, or in response to, any significant market event (e.g., suspension of trading on, or closure of, The New York Stock Exchange) or any unusual circumstance.

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MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS

Additional Investments & Strategies

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio's return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock, the cash value of common stock or some other security of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, convertible securities offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also "Swaps" defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also "Credit Default Swaps" defined above.

Derivatives — A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the "roll period," the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also "Swaps" defined below.

Event-Linked Bonds— Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also

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be subject to liquidity risk.

Foreign Currency Forward Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Illiquid Securities — An illiquid security is one that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Portfolio's net asset value. Each Portfolio (other than the Money Market Portfolio) generally may invest up to 15% of its net assets in illiquid securities. The Money Market Portfolio may invest up to 10% of its net assets in illiquid securities. Each Portfolio may purchase certain restricted securities that can be resold to institutional investors and which may be determined to be liquid pursuant to the procedures of the Portfolios. Those securities are not subject to the 15% and 10% limits. The 15% and 10% limits are applied as of the date the Portfolio purchases an illiquid security. It is possible that a Portfolio's holding of illiquid securities could exceed the 15% limit (10% for the Money Market Portfolio), for example as a result of market developments or redemptions.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. See also "Swaps" defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities— Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. The Portfolios may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies and mortgage-backed securities issued by government sponsored enterprises such as the Federal National Mortgage Association (Fannie Maes), the Government National Mortgage Association (Ginnie Maes) and debt securities issued by the Federal Home Loan Mortgage Company (Freddie Macs) that

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are not backed by the full faith and credit of the United States. The Portfolios may also invest in private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified "multiplier." Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Private Investments in Public Equity (PIPEs) — A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against the box involves selling a security that the Portfolio owns, or has the right to obtain without additional costs, for delivery at a specified date in the future. A Portfolio may make a short sale against the box to hedge against anticipated declines in the market price of a portfolio security. If the value of the security sold short increases instead, the Portfolio loses the opportunity to participate in the gain.

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Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also "Options" defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps — In a total return swap, payment (or receipt) of an index's total return is exchanged for the receipt (or payment) of a floating interest rate. See also "Swaps" defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

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HOW THE FUND IS MANAGED

Board of Trustees

The Board of Trustees of the Fund (the Board) oversees the actions of the Investment Managers and the Subadvisers and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

Investment Managers

AST Investment Services, Inc. (AST) One Corporate Drive, Shelton, Connecticut, and Prudential Investments LLC (PI) Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, serve as co-investment managers of the Fund.

The Fund's Investment Management Agreements, on behalf of each Portfolio, with AST and PI (the Management Agreements), provide that AST and PI (the Investment Managers) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The Investment Managers have engaged the Subadvisers to conduct, in whole or in part, the investment programs of the Portfolios, which generally includes the purchase, retention and sale of portfolio securities. The Investment Managers are responsible for monitoring the activities of the Subadvisers and reporting on such activities to the Board. The Fund has obtained an exemption from the Securities and Exchange Commission (the Commission) that permits the Investment Managers, subject to approval by the Board, to change Subadvisers for a Portfolio and to enter into new subadvisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a manner similar to the Fund) is intended to facilitate the efficient supervision and management of the Subadvisers by the Investment Managers and the Trustees. PI conducts the investment program for the Dynamic Asset Allocation Portfolios as described above. PI in conjunction with asset allocation Subadvisers, conducts the investment program for the Tactical Asset Allocation Programs as described above. As set forth above, PI also conducts the investment program for a portion of the assets of the Advanced Strategies Portfolio.

Under normal conditions, the Investment Managers will determine the division of the assets of the Portfolios among the applicable Subadvisers and PI. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided among the Subadvisers and PI as the Investment Managers deem appropriate. The Investment Managers may change the target allocation of assets among Subadvisers, transfer assets between Subadvisers, or change the allocation of cash inflows or cash outflows among Subadvisers for any reason and at any time without notice. As a consequence, the Investment Managers may allocate assets or cash flows from a portfolio segment that has appreciated more to another portfolio segment.

Reallocations of assets among the Subadvisers and PI may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because the Subadvisers and PI select portfolio securities independently, it is possible that a security held by a portfolio segment may also be held by another portfolio segment of the Portfolio or that certain Subadvisers or PI may simultaneously favor the same industry. The Investment Managers will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if a Subadviser or PI buys a security as another Subadviser or PI sells it, the net position of the Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Portfolio will have incurred additional costs. The Investment Managers will consider these costs in determining the allocation of assets or cash flows. The Investment Managers will consider the timing of asset and cash flow reallocations based upon the best interests of each Portfolio and its shareholders.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreements is available in the Fund's semi-annual report (for agreements approved during the six month period ended June 30) and in the Fund's annual report (for agreements approved during the six month period ended December 31).

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Investment Management Fees

The following chart lists the total effective annualized investment management fees paid by each Portfolio of the Fund to AST during 2008:

Investment Management Fees Paid by the Portfolios
Portfolio	Total investment management fees as % of average net assets[2]
AST Schroders Multi-Asset World Strategies[1]	.95
AST Advanced Strategies	.85
AST T. Rowe Price Asset Allocation	.85
AST UBS Dynamic Alpha	1.00
AST First Trust Balanced Target	.85
AST First Trust Capital Appreciation Target	.85
AST CLS Growth Asset Allocation	.21
AST CLS Moderate Asset Allocation	.25

Notes to Investment Management Fees Table:

1Includes fee relating to the Porftfolio before and after its repositioning from American Century Strategic Allocation Portfolio to Schroders Multi Asset World Strategies Portfolio.

2Please refer to the Statement of Additional Information for contractual fee information for each of the portfolios.

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Investment Subadvisers

The Portfolios of the Fund each have one more or more investment Subadvisers providing the day-to-day investment management of the Portfolio. AST pays each investment Subadviser a subadvisory fee out of the fee that AST receives from the Fund. The investment Subadvisers for each Portfolio of the Fund are listed in the table below:

Portfolio	Investment Subadviser
AST Schroders Multi-Asset World Strategies	Schroders Investment Management North America, Inc. and Schroders Investment Management North America, Ltd.
AST Advanced Strategies	Marsico Capital Management, LLC
T. Rowe Price Associates, Inc.
William Blair & Company LLC
LSV Asset Management
Pacific Investment Management Company LLC
Quantitative Management Associates LLC
Prudential Investment Management Inc.
Jennison Associates LLC
AST T. Rowe Price Asset Allocation	T. Rowe Price Associates, Inc.
AST CLS Growth Asset Allocation	CLS Investments, LLC
AST CLS Moderate Asset Allocation	CLS Investments, LLC
AST UBS Dynamic Alpha	UBS Global Asset Management (Americas), Inc.
AST First Trust Balanced Target	First Trust Advisors L.P.
AST First Trust Capital Appreciation Target	First Trust Advisors L.P.

Descriptions of each Subadviser are set out below:

CLS Investments, LLC (CLS). CLS was formed in 1989. As of December 31, 2008, CLS had approximately $2.226 billion in assets under management. CLS' address is 4020 South 147th Street, Omaha, NE 68137.

First Trust Advisors L.P. (First Trust) First Trust and its affiliate, First Trust Portfolios L.P. ("FTP"), were established in 1991 and at December 31, 2008 had approximately $18.3 billion in assets under management or supervision, of which approximately $1.9 billion was invested in trusts serving as underlying funds for variable annuity and insurance contracts. First Trust's address is 120 E. Liberty Drive, Wheaton, Illinois 60187.

Jennison Associates LLC (Jennison) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2008 Jennison managed in excess of $62 billion in assets for institutional, mutual fund and certain other clients. Jennison's address is 466 Lexington Avenue, New York, New York 10017.

Shareholders of AST Aggressive Asset Allocation Portfolio, AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, AST Preservation Asset Allocation Portfolio and AST Advanced Strategies Portfolio voted to approve a proposal permitting Jennison to act as a Subadviser for each of the Portfolios pursuant to a subadvisory agreement with the Investment Managers. The Investment Managers have no current plans or intention to utilize Jennison to provide any investment advisory services to any of the Portfolios. Depending on future circumstances and other factors, however, the Investment Managers, in their discretion, and subject to further approval by the Board, may in the future elect to utilize Jennison to provide investment advisory services to any or all of the Portfolios.

LSV Asset Management (LSV) was formed in 1994. LSV is a quantitative value equity manager providing active asset management for institutional clients through the application of proprietary models. As of December 31, 2008, LSV had approximately $40 billion in assets under management. LSV's address is One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

Marsico Capital Management, LLC (MCM) was organized in September 1997 as a registered investment adviser and is an independently-owned investment management firm. MCM provides investment services to mutual funds and private accounts and, as of December 31, 2008, had approximately $56 billion under management. Thomas F. Marsico is the founder, Chief Executive Officer and Chief Investment Officer of MCM. MCM's address is 1200 17th Street, Suite 1600, Denver, CO 80202.

Pacific Investment Management Company LLC (PIMCO) a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P., ("AGI LP"). Allianz SE ("Allianz SE") is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company. As of December 31, 2008, PIMCO managed $747 billion in assets. PIMCO's address is 840 Newport Center Drive, Newport Beach, California 92660.

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Prudential Investment Management, Inc. (PIM) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2008 PIM had approximately $395 billion in assets under management. PIM's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

Shareholders of AST Aggressive Asset Allocation Portfolio, AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, AST Preservation Asset Allocation Portfolio and AST Advanced Strategies Portfolio voted to approve a proposal permitting PIM to act as a Subadviser for each of the Portfolios pursuant to a subadvisory agreement with the Investment Managers. The Investment Managers have no current plans or intention to utilize PIM to provide any investment advisory services to any of the Portfolios. Depending on future circumstances and other factors, however, the Investment Managers, in their discretion, and subject to further approval by the Board, may in the future elect to utilize PIM to provide investment advisory services to any or all of the Portfolios.

Quantitative Management Associates LLC (QMA) is a wholly owned subsidiary of Prudential Investment Management, Inc. (PIM). As of December 31, 2008, QMA managed approximately $53.5 billion in assets, including approximately $15.4 billion that QMA, as a balanced manager, allocated to investment vehicles advised by affiliated and unaffiliated managers. QMA's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited. Schroders (itself and its predecessors) has been an investment manager since 1962, and serves as investment adviser to other mutual funds and a broad range of institutional investors. Schroders plc, Schroders' ultimate parent, engages through its subsidiary firms as a global asset management company with approximately $158 billion under management as of December 31, 2008. Schroders and its affiliates have clients that are major financial institutions including banks and insurance companies, public and private pension funds, endowments and foundations, high net worth individuals, financial intermediaries and retail investors. Schroders plc has one of the largest networks of offices of any dedicated asset management company and over 300 portfolio managers and analysts covering the world's investment markets. Schroders address is 875 Third Avenue, New York, NY 10022.

T. Rowe Price Associates, Inc. (T. Rowe Price) and its affiliates managed approximately $276.3 billion in assets as of December 31, 2008. T. Rowe Price's address is 100 East Pratt Street, Baltimore, Maryland 21202.

UBS Global Asset Management (Americas) Inc. (UBS) is a Delaware corporation and an investment adviser registered with the SEC. UBS is an indirect, wholly owned subsidiary of UBS AG and a member of the UBS Global Asset Management Division, which had approximately $539 billion in assets under management as of December 31, 2008. UBS AG is an internationally diversified organization headquartered in Zurich and Basel, Switzerland, with operations in many areas of the financial services industry. UBS' address is One North Wacker Drive, Chicago, Illinois 60606.

William Blair & Company LLC (William Blair). Since the founding of the firm in 1935, William Blair has been dedicated to researching, financing and investing in high quality growth companies through four primary divisions: investment banking, sales and trading, asset management and private capital. As of December 31, 2008, William Blair managed approximately $26 billion in assets. William Blair's address is 222 West Adams Street, Chicago, Illinois 60606.

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Portfolio Managers

Information about the portfolio managers responsible for the day-to-day management of the Fund's Portfolios is set forth below.

In addition to the information set forth below, the Fund's SAI provides additional information about each Portfolio Manager's compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager's ownership of shares of the Fund's Portfolios.

AST Schroders Multi-Asset World Strategies Portfolio

Johanna Kyrklund, CFA has been with the organization Schroders since 2007 and is responsible for investment on behalf of all US and UK multi-asset clients, is a member of the Global Asset Allocation Committee and co-fund manager of Schroders Diversified Growth Fund. Formerly, fund manager of Absolute Insight Tactical Asset Allocation Fund, a global macro absolute return fund, at Insight Investment (2005-2007), and Head of Asset Allocation in the UK and fund manager of the Deutsche tactical asset allocation fund, Deutsche Asst Management (1997-2005).

Michael Spinks, CFA has been with the organization Schroders since 2004 and is responsible for investment on behalf of all US and UK multi-asset clients, is co-fund manager of Schroders Diversified Growth Fund and fund manager of the Diversified Completion Fund. From 1996-2004, with Watson Wyatt, specializing in consulting to investment managers.

AST Advanced Strategies Portfolio

Marsico Segment. Thomas F. Marsico is the Chief Investment Officer of Marsico Capital Management, LLC ("MCM") and has over 20 years of experience as a securities analyst and a portfolio manager.

T. Rowe Price Segment. T. Rowe Price manages the portion of the Portfolio managed by T. Rowe Price through an Investment Advisory Committee. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program.

Brian Rogers, David Giroux, and John Linehan are responsible for the day-to-day management of the portion of the Portfolio managed by T. Rowe Price.

Brian Rogers is the Chief Investment Officer of T. Rowe Price Group, Inc. In addition he manages major institutional equity portfolios and serves as President of the Equity Income Fund. He serves on the Board of Directors of T. Rowe Price Group and is a member of the Management Committee. His other responsibilities include serving on the Equity, Fixed-income, International, and Asset Allocation committees. Prior to joining the firm in 1982, Brian was employed by Bankers Trust Company. He earned an A.B. from Harvard College and an M.B.A. from Harvard Business School.

David Giroux is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He is a Portfolio Manager in the Equity Division. David is charman of the Capital Appreciation Fund committee. David is a Vice President and Investment Advisory Committee member of the Dividend Growth Fund, Value Fund, Growth Income Fund, and Equity Income Fund. Prior to joining the firm in 1998, he worked as a Commercial Credit Analyst with Hillsdale National Bank. David earned a B.A. in Finance and Political Economy with honors from Hillsdale College. He has also earned the Chartered Financial Analyst accreditation.

John Linehan is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He is also a Portfolio Manager in the Equity Division. John is President of the Value Fund and Chairman of the fund's Investment Advisory Committee. He also co-manages several of the firm's separate account portfolios as a member of the Large-Cap Strategy Team and is the Lead Portfolio Manager for the SICAV U.S. Large-Cap Value Equity Fund. In addition, John is also a Vice President and member of the Investment Advisory Committee of the Equity Income Fund, New Era Fund and Global Stock Fund. In addition, he is a Vice President of the Capital Appreciation Fund. John joined the firm in 1998 and has nine years of previous investment experience at Bankers Trust and E.T. Petroleum. He earned a B.A. from Amherst College and an M.B.A. from Stanford University where he was the Henry Ford II Scholar, an Arjay Miller Scholar, and the winner of the Alexander A. Robichek Award in Finance. He has also earned the Chartered Financial Analyst accreditation.

William Blair Segment. W. George Greig is responsible for the day-to-day management of the the portion of the Portfolio managed by William Blair. David Merjan, CFA serves as co-portfolio manager on the Portfolio. Mr.Greig, a principal of William Blair, has headed the firm's international investment management team since 1996. He serves as the Portfolio Manager for the William Blair International Growth Fund as well as leading the Portfolio Team on separately managed portfolios. Before joining William Blair, he headed international equities for PNC Bank in Philadelphia from 1995 to 1996 and previously served as Investment Director with

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London-based Framlington Group PLC as well as managing global and emerging markets funds there. He has over twenty-nine years of experience in domestic and international investment research and portfolio management. Education: B.S., Massachusetts Institute of Technology; M.B.A., Wharton School of the University of Pennsylvania.

Mr. Merjan joined William Blair's International Equity team in 1998. He serves as a co-portfolio manager for the International Core Growth strategy and portfolio manager for the ADR strategy. In addition to his portfolio management responsibilities, David is responsible for coordinating non-US large-mid cap energy and mining research. Prior to joining William Blair, David was with Hughes Electronics in Los Angeles in various capacities, including the Corporate Treasury department where he focused on international mergers and acquisitions and managed corporate currency and interest rate portfolios as well as in the pension management subsidiary of Hughes where he managed an international equity fund. Education: B.A., Dickinson College; M.I.M., American Graduate School of International Management. David has the Chartered Financial Analyst designation and is a member of the CFA Institute.

LSV Segment. The portfolio managers responsible for the day-to-day management of the portion of the Portfolio managed by LSV are Josef Lakonishok, Menno Vermeulen, CFA, and Puneet Mansharamani, CFA.

Mr. Lakonishok has served as CEO, CIO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 30 years of investment and research experience.

Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Partner since 1998. He has more than 18 years of investment experience. Prior to joining LSV, Mr. Vermeulen served as a portfolio manager for ABP Investments.

Mr. Mansharamani, CFA is a Partner and Portfolio Manager of LSV. Mr. Mansharamani has previously served as a Quantitative Analyst of LSV since 2000. He has more than 11 years of investment experience. Prior to joining LSV, Mr. Mansharamani was an Analyst at Institutional Trust National City Corporation and a Systems Consultant for Maximations, Inc.

PIMCO Segment. Mihir Worah, Scott Mather, and Chris Dialynas are the portfolio managers responsible for the portion of the Portfolio managed by PIMCO.

Mihir Worah Mr. Worah is an Executive Vice President, portfolio manager, and head of the Real Return portfolio management team. He joined PIMCO in 2001 as a member of the analytics team and worked on real and nominal term structure modeling and options pricing. Previously he was a post doctoral research associate at the University of California, Berkeley, and the Stanford Linear Accelerator Center, where he built models to explain the difference between matter and anti-matter. He has a Ph.D. in theoretical physics from the University of Chicago and is the author of numerous scientific papers.

Scott Mather (Hedged International Bond) is a Managing Director, member of PIMCO's Investment Committee and head of global portfolio management. Prior to this he led portfolio management in Europe, managed Euro and pan-European portfolios and worked closely with many Allianz related companies where he also served as a Managing Director of Allianz Global Investors KAG. Prior to that, he co-headed PIMCO's mortgage and ABS team. Mr. Mather joined the firm in 1998, previously having been associated with Goldman Sachs in New York, where he was a fixed income trader specializing in a broad range of mortgage backed securities. He has fourteen years of investment experience and holds both a bachelor's and master's degree in engineering from the University of Pennsylvania, as well as a bachelor's degree in finance from The Wharton School of the University of Pennsylvania.

Chris P. Dialynas (U.S. Fixed-Income) is a Managing Director, portfolio manager, and a senior member of PIMCO's investment strategy group. He joined PIMCO in 1980. Mr. Dialynas has written extensively and lectured on the topic of fixed income investing. He served on the Editorial Board of The Journal of Portfolio Management and was a member of Fixed Income Curriculum Committee of the Association for Investment Management and Research. He has over thirty years of investment experience and holds a bachelor's degree in economics from Pomona College, and holds an MBA in finance from The University of Chicago Graduate School of Business.

Prudential Investments Segment. Marcus Perl and Edward L. Campbell are primarily responsible for the day-to-day management of the portion of the Portfolio directly managed by Prudential Investments.

Marcus M. Perl is a Vice President and Portfolio Manager for Quantitative Management Associates (QMA) and a member of the asset allocation team and the investment committee. In addition to portfolio management, Marcus is responsible for research, strategic asset allocation and portfolio construction. Marcus was a Vice President and Portfolio Manager at Prudential Investments; earlier, he was a Vice President at FX Concepts Inc. Marcus holds an MA in Economics from the University of Southern California and an MA in Economics from California State University Long Beach.

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Edward L. Campbell, CFA, is a Vice President and Portfolio Manager for Quantitative Management Associates (QMA) and a member of the asset allocation team and investment committee. In addition to portfolio management, Ed is a specialist in global macroeconomic and investment strategy research. He has also served as a Portfolio Manager with Prudential Investments (PI) and spent several years as a Senior Analyst with PI's Strategic Investment Research Group (SIRG). Prior to joining PI, Ed was a Partner and Vice President at Trilogy Advisors LLC. He earned a BS in Economics and International Business from The City University of New York and holds the Chartered Financial Analyst (CFA) designation.

AST T. Rowe Price Asset Allocation Portfolio

The Portfolio has an Investment Advisory Committee that has day-to-day responsibility for managing the Portfolio and developing and executing the Portfolio's investment program. Edmund M. Notzon, III, Ph.D., CFA is Chairman of the Investment Advisory Committee and is responsible for implementing and monitoring the Portfolio's overall investment strategy, as well as the allocation of the Portfolio's assets. Ned is a Vice President of T. Rowe Price and a Senior Portfolio Manager in the firm's Fixed Income Group. Prior to joining T. Rowe Price in 1989, Ned was a charter member of the U.S. Senior Executive Service and the Director of the Analysis and Evaluation Division in the Office of Water Regulations and Standards of the U.S. Environmental Protection Agency.

E. Frederick Bair, CFA, CPA, is a Vice President of T. Rowe Price Associates,Inc. and a Portfolio Manager and Quantitative Analyst in the Systematic Equity Group. He is responsible for the Portfolio's U.S. small cap equity investments. Prior to joining the firm in 1998, Fred was an equity trader at Legg Mason.

Raymond A. Mills, Ph.D., CFA is a Vice President of T. Rowe Price and T. Rowe Price International, and is responsible for making recommendations regarding the Portfolio's foreign equity holdings. Prior to joining the firm in 1997 he was a Principal Systems Engineer on large space systems with The Analytic Sciences Corporation.

Daniel O. Shackelford, CFA, is a Vice President of T. Rowe Price and chairman of the firm's Fixed Income Strategy Committee. He is responsible for making recommendations regarding the Portfolio's high grade bond investments. Prior to joining the firm in 1999, Dan was the principal and head of fixed income for Investment Counselors of Maryland. The Portfolio's U.S. large cap equity investments are selected based on a research-driven strategy utilizing the investment recommendations of a group of the firm's equity research analysts.

Anna Dopkin, CFA, is a Vice President of T. Rowe Price, Co-Director of U.S. Equity Research and a member of the firm's Equity Steering Committee. Anna is responsible for implementing the Portfolio's overall strategy. Prior to joining the firm in 1996, Ms. Dopkin worked at Goldman Sachs in its Mortgage Securities Department in New York and London.

Mark J. Vaselkiv, is a Vice President of T. Rowe Price and a Portfolio Manager in the Fixed Income Group, heading taxable high-yield bond management. He is responsible for the Portfolio's investments in high-yield debt securities. Prior to joining the firm in 1988; Mark was a Vice President specializing in high-yield debt for Shenkman Capital Management, and a Private Placement Credit Analyst for Prudential Insurance Company.

AST UBS Dynamic Alpha Portfolio

Curt Custard is a Managing Director and has been Head of Global lnvestment Solutions at UBS Global Asset Management since March 2008. Mr. Custard is also a member of the UBS Global Asset Management Executive Committee. Prior to joining UBS Global Asset Management, Mr. Custard was global head of multi-asset solutions at Schroders since 2004. Prior to this, Mr. Custard , was chief investment officer of the multi-asset and balanced business of Allianz Global Investors in London since 2000.

AST First Trust Balanced Target Portfolio
AST First Trust Capital Appreciation Target Portfolio

Robert F. Carey, Roger F. Testin, Jon C. Erickson, David G. McGarel, Todd Larson (fixed income portfolios of AST First Trust Balanced Target Portfolio and AST First Trust Capital Appreciation Target Portfolio only) and Daniel J. Lindquist comprise the Investment Committee of First Trust that is responsible for the day-to-day management of each Portfolio.

Mr. Lindquist rejoined First Trust as Vice President in April 2004 after serving as Chief Operating Officer of Mina Capital Management LLC from January 2004 to April 2004 and Samaritan Asset Management Services, Inc. from April 2000 to January 2004 and has been a Senior Vice President of First Trust and FTP since September 2005. Mr. Lindquist is Chairman of the Investment Committee and

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presides over Investment Committee meetings.

Mr. Carey has been with First Trust since 1991 and is the Chief Investment Officer and a Senior Vice President of First Trust and a Senior Vice President of FTP. As First Trust's Chief Investment Officer, Mr. Carey consults with the Investment Committee on market conditions and First Trust's general investment philosophy.

Mr. Erickson has been with First Trust since 1994 and is a Senior Vice President of First Trust and FTP. As the head of First Trust's Equity Research Group, Mr. Erickson is responsible for determining the securities to be purchased and sold by funds that do not utilize quantitative investment strategies.

Mr. McGarel has been with First Trust since 1997 and is a Senior Vice President of First Trust and FTP. As the head of First Trust's Strategy Research Group, Mr. McGarel is responsible for developing and implementing quantitative investment strategies for those funds that have investment policies that require them to follow such strategies.

Mr. Testin has been with First Trust since August 2001 and is a Senior Vice President of First Trust and FTP. Prior to joining First Trust, Mr. Testin was an analyst for Dolan Capital Management. As the head of First Trust's Portfolio Management Group, Mr. Testin is responsible for executing the instructions of the Strategy Research Group and Equity Research Group in the fund's portfolio.

Mr. Larson joined First Trust in December 2007 and is a Vice President and Fixed Income Portfolio Manager of First Trust. Mr. Larson's background includes 20 years of experience as an investment professional, including as a portfolio manager with ABN AMRO Asset Management, Horizon Cash Management, and Van Kampen American Capital. Mr. Larson is responsible for managing each of the AST First Trust Balanced Target and AST First Trust Capital Appreciation Target Portfolios fixed-income portions.

AST Tactical Asset Allocation Portfolios

Subject to the description of the investment process for the Tactical Asset Allocation Portfolios contained in this Prospectus, Brian K. Ahrens, is primarily responsible for the day-to-day management of each Tactical Asset Allocation Portfolio, including the establishment and interpretation of investment guidelines for the Tactical Asset Allocation Portfolios, and the selection of weighted combinations of Underlying Trust Portfolios for each "core" investment category for the Tactical Asset Allocation Portfolios. Mr. Ahrens is a Senior Vice President and Head of the Strategic Investment Research Group of Prudential Investments. He focuses on portfolio risk oversight, manager fulfillment, and the allocation of assets among managers. Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment consulting, portfolio construction, and risk oversight activities. Currently, this team consults on over $110 billion in total assets and assists in the management of almost $20 billion in asset allocation portfolios. Mr. Ahrens has been with Prudential for over 15 years. Mr. Ahrens earned his M.B.A. in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, CIMA certified, and presently a candidate for the CFA.

AST CLS Growth Asset Allocation Portfolio & AST CLS Moderate Asset Allocation Portfolio.

CLS utilizes a team approach for setting target asset allocations and selecting Underlying ETFs for the AST CLS Growth Asset Allocation Portfolio and the AST CLS Moderate Asset Allocation Portfolio as described in this Prospectus, and from the team each CLS portfolio is assigned a lead and co-manager. The CLS portfolio management team includes: Robert Jergovic CFA, Scott Kubie CFA, and J.J.Schenkelberg CFA.

Mr. Jergovic, Chief Investment Officer of CLS, is primarily responsible for research and analysis of the financial markets. Mr. Kubie, Executive Vice President and Chief Investment Strategist of CLS, is responsible for the implementation of the risk budgeting methodology.

Mr. Jergovic has worked for CLS since 2000. Prior to joining CLS Investments, LLC, Mr. Jergovic served as a registered representative for PFG Distribution Company (1998-1999) and Vice President of Investment Management and Assistant Treasurer for Guarantee Life Insurance Company (1994-2000).

Mr. Kubie has worked for CLS since March 2001 as a Portfolio Manager with CLS and its predecessor. Mr. Kubie also teaches Principles of Investments at the University of Nebraska - Omaha.

Ms. Schenkelberg is Senior Portfolio Manager at CLS. Ms. Schenkelberg joined CLS in 2004. She received an MBA from Creighton University.

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HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS

Purchasing and Redeeming Shares of the Portfolios

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Redemption in Kind

The Fund may pay the redemption price to shareholders of record (generally, the insurance company separate accounts holding Fund shares) in whole or in part by a distribution in-kind of securities from the relevant investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission (SEC) and procedures adopted by the Fund's Board of Trustees. Securities will be readily marketable and will be valued in the same manner as in a regular redemption.

If shares are redeemed in kind, the recipient will incur transaction costs in converting such assets into cash. These procedures govern the redemption by the shareholder of record, generally an insurance company separate account. The procedures do not affect payments by an insurance company to a contract owner under a variable contract.

Frequent Purchases or Redemptions of Portfolio Shares

The Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the "PI funds"). Frequent purchases and redemptions may adversely affect the investment performance and interests of long-term investors in the Portfolios. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This may cause the PI funds to sell Portfolio securities at inopportune times, hurting their investment performance. When large dollar amounts are involved, frequent trading can also make it difficult for the PI funds to use long-term investment strategies because they cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased transaction and tax costs.

Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor's frequent trading strategies.

The Boards of Directors/Trustees of the PI funds, including the Fund, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Fund are limited, however, because the Fund does not directly sell its shares directly to the public. Instead, Portfolio shares are sold only to insurance company separate accounts that fund variable annuity contracts and variable life insurance policies (together, the "contracts"). Therefore, the insurance companies purchasing Portfolio shares (the "participating insurance companies"), not the Fund, maintain the individual contract owner account records. Each participating insurance company submits to the Fund's transfer agent daily aggregate orders combining the transactions of many contract owners. Therefore, the Fund and its transfer agent do not monitor trading by individual contract owners.

Under the Fund's policies and procedures, the Fund has notified each participating insurance company that the Fund expects the insurance company to impose restrictions on transfers by contract owners. The current participating insurance companies are Prudential and two insurance companies not affiliated with Prudential. The Fund may add additional participating insurance companies in the future. The Fund receives reports on the trading restrictions imposed by Prudential on variable contract owners investing in the Portfolios, and the Fund monitors the aggregate cash flows received from unaffiliated insurance companies. In addition, the Fund has entered shareholder information agreements with participating insurance companies as required by Rule 22c-2 under the Investment Company Act. Under these agreements, the participating insurance companies have agreed to: (i) provide certain information regarding contract owners who engage in transactions involving Portfolio shares and (ii) execute any instructions from the Fund to restrict or prohibit further purchases or exchanges of Portfolio shares by contract owners who have been identified by the Fund as having engaged in transactions in Portfolio shares that violate the Fund's frequent trading policies and procedures. The

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Fund and its transfer agent also reserve the right to reject all or a portion of a purchase order from a participating insurance company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.

The Fund also employs fair value pricing procedures to deter frequent trading. Those procedures are described in more detail under "Net Asset Value," below.

Each Fund of Funds invests primarily or exclusively in other Portfolios of the Trust that are not operated as Funds of Funds. These portfolios in which the Funds of Funds invest are referred to as Underlying Trust Portfolios. The policies that have been implemented by the participating insurance companies to discourage frequent trading apply to transactions in Funds of Funds shares. Transactions by the Funds of Funds in Underlying Trust Portfolio shares, however, are not subject to any limitations and are not considered frequent or short-term trading. For example, the Funds of Funds may engage in significant transactions in Underlying Trust Portfolio shares in order to: (i) change their investment focus, (ii) rebalance their investments to match the then-current asset allocation mix, (iii) respond to significant purchases or redemptions of Fund of Funds shares, or (iv) respond to changes required by the underlying contracts. These transactions by the Funds of Funds in Underlying Trust Portfolio shares may be disruptive to the management of an Underlying Trust Portfolio because such transactions may: (i) cause the Underlying Trust Portfolio to sell portfolio securities at inopportune times to have the cash necessary to pay redemption requests, hurting their investment performance, (ii) make it difficult for the Subadvisers for the Underlying Trust Portfolios to fully implement their investment strategies, and (iii) lead to increased transaction and tax costs.

The AST Bond Portfolios 2015, 2018, and 2019, the AST Investment Grade Bond Portfolio and certain other Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for the participating insurance companies to manage the guarantees offered in connection with these benefit programs, the insurance companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values (referred to in this Prospectus as the Permitted Sub-Accounts) and (ii) require contract holders to participate in certain specialized asset transfer programs. Under these asset transfer programs, the participating insurance companies will monitor each contract owner's account value from time to time and, if necessary, will systematically transfer amounts among the Permitted Sub-Accounts as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable.

As an example of how these asset transfer programs will operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract holder's account value within the Permitted Sub-Accounts) and certain market return scenarios involving "flat" returns over a period of time may cause participating insurance companies to transfer some or all of such contract owner's account value to a Target Maturity Portfolio or the AST Investment Grade Bond Portfolio. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by assets in investments like the Target Maturity Portfolios or the AST Investment Grade Bond Portfolio.

The above-referenced asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs. Such asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant investment adviser or Subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or Subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and the participating insurance companies to prevent such trading, there is no guarantee that the Fund or the participating insurance companies will be able to identify these investors or curtail their trading practices. Therefore, some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading. The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.

For information about the trading limitations applicable to you, please see the prospectus for your contract or contact your insurance company.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary

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markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Fund's portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Trustees. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the U.S., because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

The Fund may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security's published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market.

Fair value pricing procedures are designed to result in prices for a Portfolio's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio's NAV by short-term traders.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $1 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio's NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All short-term debt securities held by the Money Market Portfolio are valued at amortized cost. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund's Board of Trustees has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

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Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a Subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a Subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A Subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Valuation of Private Real Estate-Related Investments. Private real estate-related investments owned by the Global Real Estate Portfolio will be fair valued each day using a methodology set forth in Valuation Policies and Procedures adopted by the Board of the Trust that incorporate periodic independently appraised values of the properties and include an estimate each day of net operating income (which reflects operating income and operating losses) for each property. Estimates of net operating income are adjusted monthly on a going forward basis as actual net operating income is recognized monthly.

An appraisal is an estimate of market value and not a precise measure of realizable value. Generally, appraisals will consider the financial aspects of a property, market transactions and the relative yield for an asset measured against comparable real estate investments. On any day, PREI may recommend to the Board's Valuation Committee an adjustment to the value of a private real estate-related investment based on market events or issuer-specific events that have increased or decreased the realizable value of the security. For example, adjustments may be recommended by PREI for events indicating an impairment of a borrower's or lessee's ability to pay amounts due or events which affect property values of the surrounding area. Other major market events for which adjustments may be recommended by PREI include changes in interest rates, domestic or foreign government actions or pronouncements, suspended trading or closings of stock exchanges, natural disasters or terrorist attacks. There can be no assurance that the factors for which an adjustment may be recommended by PREI will immediately come to the attention of PREI.

Appraised values do not necessarily represent the price at which real estate would sell since market prices of real estate can only be determined by negotiation between a willing buyer and seller. The realizable market value of real estate depends to a great extent on economic and other conditions beyond the control of the Global Real Estate Portfolio.

Distributor

The Trust currently sells its shares only to insurance company separate accounts to fund variable annuity and variable life insurance contracts. The Trust has no principal underwriter or distributor.

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OTHER INFORMATION

Federal Income Taxes

Each Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Portfolio's income, gains, losses, deductions, and credits are "passed through" pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Fund, including the application of state and local taxes.

Monitoring for Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of each Portfolio's portfolio securities is included in the Fund's SAI and on the Fund's website.

Legal Proceedings

On April 17, 2009, AST, one of the Investment Managers of the Fund, settled separate administrative proceedings brought by the SEC and the New York Attorney General's Office ("NYAG") regarding market timing activities of AST related to certain variable annuities and the Fund. The settlements relate to conduct that generally occurred between January 1998 and September 2003. Prudential Financial, Inc. ("Prudential Financial") acquired AST, formerly named American Skandia Investment Services, Inc., from Skandia Insurance Company Ltd. (publ) in May 2003. Subsequent to the acquisition, Prudential Financial implemented controls, procedures and measures designed to protect customers from the types of activities involved in these settlements. Under the terms of the settlements, AST is paying a total of $34 million in disgorgement and an additional $34 million as a civil money penalty, and AST has undertaken that by the end of 2009 it will undergo a compliance review by an independent third party, who shall issue a report of its findings and recommendations to AST's Board of Directors, the Audit Committee of the Fund and the Staff of the SEC. PI, the other Investment Manager of the Fund, is not involved in the settlements.

72

Payments to Affiliates

PI and AST and its affiliates, including a subadviser or thedistributor of thePortfolios maycompensateaffiliates of PI and AST, including the insurance companies issuing variable annuity or variable life contractsby providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the variable annuity and/or variable life contracts which offer the Portfolios as investment options. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing material discussing the contracts, available options, andthe Portfolios.

The amounts paid depend on the nature of the meetings, the number of meetings attended byPI or AST, the subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level ofPI's, AST's, subadviser's or distributor's participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributor and the amounts of such payments may vary between and among each adviser, subadviser and distributor depending on their respective participation.

With respect to variable annuity contracts, the amounts paid under these arrangements to Prudential-affiliated insurers are set forth in the prospectuses for the variable annuitycontracts which offer the Portfolios as investment options.

73

FINANCIAL HIGHLIGHTS

Introduction

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract charges are not included, the actual return that you will receive will be lower than the total return in each chart.

The financial highlights for the periods in the five years ended December 31 were part of the financial statements audited by KPMG LLP, the Fund's independent registered public accounting firm, whose reports on these financial statements were unqualified.

74

	AST Schroders Multi Asset World Strategies Portfolio

	Year Ended December 31,

	2008(d)	2007(d)	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$15.33	$15.01	$14.29	$13.89	$12.92

Income (Loss) From Investment Operations:
Net investment income	0.29	0.30	0.32	0.26	0.21
Net realized and unrealized gain (loss) on investments	(4.54)	1.04	1.02	0.37	0.94

Total from investment operations	(4.25)	1.34	1.34	0.63	1.15

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(0.23)	(0.18)
Distributions	(1.39)	(1.02)	(0.62)	—	—

Total dividends and distributions	(1.39)	(1.02)	(0.62)	(0.23)	(0.18)

Net Asset Value, end of year	$9.69	$15.33	$15.01	$14.29	$13.89

Total Return(a)	(30.24)%	8.99%	9.67%	4.61%	8.99%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$159.6	$214.6	$175.3	$205.4	$233.7
Ratios to average net assets(b):
Expenses After Advisory Fee Waivers	1.28%	1.10%	1.04%	1.05%	1.09	%(c)
Expenses Before Advisory Fee Waivers	1.28%	1.10%	1.06%	1.08%	1.12	%(c)
Net investment income	2.25%	1.91%	1.92%	1.70%	1.56%
Portfolio turnover rate	264%	223%	178%	204%	218%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Calculated based on average shares outstanding during the year.

	AST Advanced Strategies Portfolio

	Year Ended				March 20, 2006(e)
	December 31,				through
					December 31,
	2008		2007		2006

Per Share Operating Performance:
Net Asset Value, beginning of period	$11.76		$10.80		$10.00

Income (Loss) From Investment Operations:
Net investment income	0.28		0.17		0.09
Net realized and unrealized gain (loss) on investments	(3.67)		0.85		0.71

Total from investment operations	(3.39)		1.02		0.80

Less Distributions:	(0.41)		(0.06)		—

Net Asset Value, end of period	$7.96		$11.76		$10.80

Total Return(a)	(29.74)%		9.41%		8.00%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$950.8		$1,538.6		$651.2
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.05	%(f)	1.00	%(f)	1.09	%(d)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.05	%(f)	1.00	%(f)	1.09	%(d)
Net investment income	2.65%		2.55%		2.39	%(d)
Portfolio turnover rate	423%		310%		212	%(c)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)	Not annualized.
(d)	Annualized.
(e)	Commencement of operations.
(f)	Includes interest expense of 0.01% and 0.03% for the years ended December 31, 2007 and 2008, respectively.

	AST T. Rowe Price Asset Allocation Portfolio

	Year Ended December 31,

	2008	2007(d)	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$18.05	$17.64	$17.12	$16.81	$15.36

Income (Loss) From Investment Operations:
Net investment income	0.39	0.42	0.34	0.30	0.29
Net realized and unrealized gain (loss) on investments	(4.88)	0.69	1.68	0.45	1.40

Total from investment operations	(4.49)	1.11	2.02	0.75	1.69

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(0.31)	(0.24)
Distributions from net realized gains	—	—	—	(0.13)	—
Distributions	(0.81)	(0.70)	(1.50)	—	—

Total dividends and distributions	(0.81)	(0.70)	(1.50)	(0.44)	(0.24)

Net Asset Value, end of year	$12.75	$18.05	$17.64	$17.12	$16.81

Total Return(a)	(25.94)%	6.32%	12.49%	4.68%	11.17%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$693.5	$1,004.5	$473.1	$431.1	$430.7
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.98%	0.97%	0.99%	1.04%	1.07	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.98%	0.97%	0.99%	1.08%	1.12	%(c)
Net investment income	2.50%	2.27%	2.15%	1.77%	1.93%
Portfolio turnover rate	122%	88%	62%	65%	83%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Calculated based on average shares outstanding during the year.

	AST UBS Dynamic Alpha Portfolio

	Year Ended December 31,

	2008	2007(d)	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$13.77	$13.57	$12.56	$12.16	$11.07

Income (Loss) From Investment Operations:
Net investment income	0.10	0.12	0.25	0.24	0.28
Net realized and unrealized gain (loss) on investments	(2.41)	0.19	1.09	0.56	0.94

Total from investment operations	(2.31)	0.31	1.34	0.80	1.22

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(0.40)	(0.13)
Distributions	(0.60)	(0.11)	(0.33)	—	—

Total dividends and distributions	(0.60)	(0.11)	(0.33)	(0.40)	(0.13)

Net Asset Value, end of year	$10.86	$13.77	$13.57	$12.56	$12.16

Total Return(a)	(17.68)%	2.24%	11.14%	6.94%	11.09%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$811.6	$437.1	$186.2	$202.2	$231.7
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.14%	0.94%	0.19%	0.16%	0.14	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.14%	0.94%	0.19%	0.16%	0.14	%(c)
Net investment income	1.33%	0.86%	1.70%	1.72%	2.12%
Portfolio turnover rate	99%	169%	27%	81%	93%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)

Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Calculated based on average shares outstanding during the year.

	AST First Trust Balanced Target Portfolio

	Year Ended		March 20, 2006(e)
	December 31,		through
			December 31,
	2008(f)	2007(f)	2006(f)

Per Share Operating Performance:
Net Asset Value, beginning of period	$11.59	$10.72	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.35	0.31	0.23
Net realized and unrealized gain (loss) on investments	(4.24)	0.61	0.49

Total from investment operations	(3.89)	0.92	0.72

Less Distributions:	(0.37)	(0.05)	—

Net Asset Value, end of period	$7.33	$11.59	$10.72

Total Return(a)	(34.49)%	8.56%	7.20%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$690.4	$1,339.8	$525.3
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.98%	0.96%	1.06	%(d)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.98%	0.96%	1.06	%(d)
Net investment income	3.58%	2.70%	2.87	%(d)
Portfolio turnover rate	119%	38%	5	%(c)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)	Not annualized.
(d)	Annualized.
(e)	Commencement of operations.
(f)	Calculated based on average shares outstanding during the period.

	AST First Trust Capital Appreciation Target Portfolio

	Year Ended		March 20, 2006(e)
	December 31,		through
			December 31,
	2008	2007(f)	2006

Per Share Operating Performance:
Net Asset Value, beginning of period	$11.80	$10.62	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.24	0.19	0.06
Net realized and unrealized gain (loss) on investments	(4.96)	1.02	0.56

Total from investment operations	(4.72)	1.21	0.62

Less Distributions:	(0.22)	(0.03)	—

Net Asset Value, end of period	$6.86	$11.80	$10.62

Total Return(a)	(40.71)%	11.42%	6.20%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$788.0	$1,676.8	$577.9
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.98%	0.96%	1.04	%(d)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.98%	0.96%	1.04	%(d)
Net investment income	2.08%	1.68%	1.71	%(d)
Portfolio turnover rate	134%	47%	6	%(c)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)	Not annualized.
(d)	Annualized.
(e)	Commencement of operations.

	AST CLS Growth Asset Allocation Portfolio

			November 19, 2007(e)
	Year Ended		through
	December 31, 2008		December 31, 2007(f)

Per Share Operating Performance:
Net Asset Value, beginning of period	$11.53		$10.00

Income (Loss) From Investment Operations:
Net investment income	0.06		0.10
Net realized and unrealized gain (loss) on investments	(4.12)		1.43

Total from investment operations	(4.06)		1.53

Less Distributions:	(0.03)		—

Net Asset Value, end of period	$7.44		$11.53

Total Return(a)	(35.30)%		15.30%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$73.3		$13.5
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.41	%(g)	0.53	%(d)(g)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.50	%(g)	5.73	%(d)(g)
Net investment income	1.57%		7.84	%(d)
Portfolio turnover rate	219%		80	%(c)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.
(c)	Not annualized.
(d)	Annualized.
(e)	Commencement of operations.
(f)	Calculated based on average shares outstanding during the period.
(g)	Includes loan interest of 0.01% and 0.13% for the year ended December 31, 2008 and the period from November 19, 2007 through December 31, 2007, respectively.

	AST CLS Moderate Asset Allocation Portfolio

			November 19, 2007(e)
	Year Ended		through
	December 31, 2008		December 31, 2007(f)

Per Share Operating Performance:
Net Asset Value, beginning of period	$10.06		$10.00

Income (Loss) From Investment Operations:
Net investment income	0.01		0.11
Net realized and unrealized loss on investments	(2.78)		(0.05)

Total from investment operations	(2.77)		0.06

Less Distributions:	(0.01)		—

Net Asset Value, end of period	$7.28		$10.06

Total Return(a)	(27.56)%		0.60%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$141.0		$7.9
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.41	%(g)	0.40	%(d)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.46%		8.31	%(d)
Net investment income	1.53%		9.31	%(d)
Portfolio turnover rate	178%		19	%(c)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.
(c)	Not annualized.
(d)	Annualized.
(e)	Commencement of operations.
(f)	Calculated based on average shares outstanding during the period.
(g)	Includes 0.01% of loan interest expense.

75

APPENDIX I

Asset Allocations for Growth Asset Allocation Portfolios as of Jaunary 31, 2009

Asset Class and Investment Category	CLS Growth Asset Allocation	Allocation Guideline Established by PI
Core Equities		60%-80%
Domestic Large & Mid Cap		30%-80%
Large & Mid Cap Value	24.215%	15%-40%
Large & Mid Cap Growth	24.112%	15%-40%
Domestic Small Cap		0%-7%
Small Cap Value	0%	0%-7%
Small Cap Growth	7.074%	0%-7%
International Large Cap		0%-20%
Value	0%	0%-20%
Growth	14.800%	0%-20%
Core Domestic Fixed-Income		20%-40%
Domestic Fixed-Income (Core Bonds)	15.431%	10%-40%
Cash/Money Market Instruments	4.475%	0%-30%
"Off-Benchmark" Investment Categories	9.892%	0%-10%

76

APPENDIX II

Asset Allocations for Moderate Asset Allocation Portfolios as of January 31, 2009

Asset Class and Investment Category	AST CLS Moderate Asset Allocation	Allocation Guideline Established by PI
Core Equities	38.330%	40%-60%
Domestic Large & Mid Cap	32.250%	20%-60%
Large & Mid Cap Value	16.142%	10%-30%
Large & Mid Cap Growth	16.108%	10%-30%
Domestic Small Cap	6.080%	0%-6%
Small Cap Value	0%	0%-6%
Small Cap Growth	6.080%	0%-6%
International Large Cap	11.816%	0%-15%
Value	1.938%	0%-10%
Growth	9.879%	0%-10%
Core Domestic Fixed-Income	39.920%	40%-60%
Domestic Fixed-Income (Core Bonds)	29.159%	20%-60%
Cash/Money Market Instruments	10.761%	0%-40%
"Off-Benchmark" Investment Categories	9.934%	0%-10%

77

APPENDIX III

Underlying Portfolio Weights for Tactical Asset Allocation Portfolios as of January 31, 2009

AST CLS Growth Asset Allocation Portfolio
Asset Class and Investment Category	Underlying Portfolio	Estimated Weight*
Core Equities		70.201%
Domestic Large & Mid-Cap Value	AST Large-Cap Value	10.300%
Domestic Large & Mid-Cap Value	AST DeAM Large-Cap Value Portfolio	7.140%
Domestic Large & Mid-Cap Value	AST AllianceBernstein Growth & Income	6.012%
Domestic Large & Mid-Cap Value	AST Mid-Cap Value	0.763%
Domestic Large & Mid-Cap Growth	AST Marsico Capital Growth	10.382%
Domestic Large & Mid-Cap Growth	AST T. Rowe Price Large-Cap Growth	7.113%
Domestic Large & Mid-Cap Growth	AST MFS Growth Portfolio	5.830%
Domestic Large & Mid-Cap Growth	AST Neuberger Berman Mid-Cap Growth	0.787%
Domestic Small-Cap Growth	AST Small-Cap Growth Portfolio	3.561%
Domestic Small-Cap Growth	AST Federated Aggressive Growth Portfolio	3.512%
International Large-Cap Growth	AST International Growth	14.800%
Core Domestic Fixed-Income Securities		19.907%
Domestic Fixed-Income (Core Bonds)	AST PIMCO Total Return Bond	12.394%
Domestic Fixed-Income (Core Bonds)	AST Western Asset Core Plus Bond	3.037%
Cash/Money Market Instruments	AST Money Market	4.475%
"Off-Benchmark" Investment Categories		9.892%
	IPATH DJ AIGCITR ETN (DJP)	1.548%
International Equity	iShares MSCI Hong Kong Index Fund (EWH)	2.006%
International Equity	iShares MSCI Emerging Market Index Fund (EEM)	3.017%
Sector Equity	iShares S&P Global Technology Sect.(IXN)	3.322%

*Due to rounding, total of Estimated Weights may exceed 100%. Actual total of allocations is 100%.

78

AST CLS Moderate Asset Allocation Portfolio
Asset Class and Investment Category	Underlying Portfolio	Estimated Weight*
Core Equities		50.146%
Domestic Large & Mid-Cap Value	AST Large-Cap Value	6.885%
Domestic Large & Mid-Cap Value	AST DeAM Large-Cap Value Portfolio	4.739%
Domestic Large & Mid-Cap Value	AST AllianceBernstein Growth & Income	4.006%
Domestic Large & Mid-Cap Value	AST Mid-Cap Value	0.512%
Domestic Large & Mid-Cap Growth	AST Marsico Capital Growth	6.940%
Domestic Large & Mid-Cap Growth	AST T. Rowe Price Large-Cap Growth	4.752%
Domestic Large & Mid-Cap Growth	AST MFS Growth Portfolio	3.889%
Domestic Large & Mid-Cap Growth	AST Neuberger Berman Mid-Cap Growth	0.527%
Domestic Small-Cap Growth	AST Small-Cap Growth	3.060%
Domestic Small-Cap Growth	AST Federated Aggressive Growth	3.020%
International Large-Cap Value	AST International Value	1.938%
International Large-Cap Growth	AST International Growth	9.879%
Core Domestic Fixed-Income Securities		39.920%
Domestic Fixed-Income (Core Bonds)	AST PIMCO Total Return Bond	23.402%
	AST Western Asset Core Plus Bond Portfolio	5.757%
Cash/Money Market Instruments	AST Money Market	10.761%
"Off-Benchmark" Investment Categories		9.934%
Sector Equity	iShares S&P Global Technology Sect.(IXN)	3.324%
International Equity	iShares MSCI Emerging Market Index (EEM)	3.051%
International Equity	iShares MSCI Hong Kong Index Fund (EWH)	2.006%
	IPATH DJ AIGCITR ETN (DJP)	1.552%

*Due to rounding, total of Estimated Weights may exceed 100%. Actual total of allocations is 100%.

79

APPENDIX IV

Description of Certain Debt Securities Ratings

STANDARD & POOR'S RATINGS SERVICES (S&P)

Long-Term Issue Credit Ratings

AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories

Commercial Paper Ratings

A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Notes Ratings

An S&P notes rating reflects the liquidity factors and market risks unique to notes. Notes due in three years or less will likely receive a notes rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

  Amortization schedule-the longer the final maturity relative to other maturities the more likely it will be treated as a note.

  Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

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SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Debt Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating category from Aa to Caa. The modifier 1 indicates that the issuer is in the higher end of its letter rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issuer is in the lower end of the letter ranking category.

Short-Term Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

  Leading market positions in well-established industries.

  High rates of return on Portfolios employed.

  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

  Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage

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ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

MIG 1: This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the proceeding group.

FITCH, INC.

International Long-Term Credit Ratings

AAA: Highest Credit Quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

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APPENDIX V

Underlying Trust Portfolio Weights for Core Investment Categories

"Core" Investment Category	Underlying Trust Portfolio	Estimated Weight Within "Core" Investment Category
Domestic Large & Mid-Cap Value	AST Large-Cap Value	48.35%
	AST AllianceBernstein Growth & Income	48.35%
	AST Mid-Cap Value	3.30%
Domestic Large & Mid-Cap Growth	AST Marsico Capital Growth	58.03%
	AST T. Rowe Price Large-Cap Growth	38.69%
	AST Neuberger Berman Mid-Cap Growth	3.28%
Domestic Small-Cap Value	AST Small-Cap Value	100.00%
Domestic Small-Cap Growth	AST Federated Aggressive Growth	100.00%
International Large-Cap Value	AST International Value	100.00%
International Large-Cap Growth	AST International Growth	100.00%
Domestic Fixed-Income Securities
Domestic Fixed-Income*	AST PIMCO Total Return Bond	100.00%
Cash/Money Market Instruments	AST Money Market	100.00%

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INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 778-2255 or by writing to Advanced Series Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios' investments is available in the Fund's annual and semi-annual reports to shareholders. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number. The Statement of Additional Information and the annual and semi-annual reports are also available without charge on the Fund's website at www.prudential.com.

Delivery of Prospectus and Other Documents to Households. To lower costs and eliminate duplicate documents sent to your address, the Fund, in accordance with applicable laws and regulations, may begin mailing only one copy of the Fund's prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Fund at the above address. The Fund will begin sending individual copies to you within thirty days of revocation.

The information in the Fund's filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Finally, information about the Fund is available on the EDGAR database on the Commission's internet site at www.sec.gov.

Investment Company File Act No. 811-05186

AST Life Side 4 VUL Protector

Advanced Series Trust
PROSPECTUS
May 1, 2009

The Fund is an investment vehicle for life insurance companies ("Participating Insurance Companies") writing variable annuity contracts and variable life insurance policies. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Fund has received an order from the Securities and Exchange Commission permitting its Investment Manager, subject to approval by its Board of Trustees, to change Subadvisers without shareholder approval. For more information, please see this Prospectus under "How the Fund is Managed."
These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This prospectus discusses the following Portfolios of the Advanced Series Trust:

AST Cohen & Steers Realty Portfolio	AST Small-Cap Growth Portfolio
AST Large-Cap Value Portfolio	AST Small-Cap Value Portfolio
AST Marsico Capital Growth Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio
AST PIMCO Limited Maturity Bond Portfolio	AST T. Rowe Price Natural Resources Portfolio

INTRODUCTION

4	INTRODUCTION
4	About the Fund and its Portfolios

5	RISK/RETURN SUMMARY
5	Capital Growth Portfolios: Investment Objectives and Principal Strategies
11	Special Equity Portfolios: Investment Objectives and Principal Strategies
13	Fixed Income Portfolios: Investment Objectives and Principal Strategies
15	Principal Risks
23	Introduction to Past Performance
25	Past Performance: Capital Growth Portfolios
28	Past Performance: Capital Growth Portfolios (Continued)
30	Past Performance: Special Equity Portfolios
32	Past Performance: Fixed Income Portfolios
33	Fees and Expenses of the Portfolios
34	Example

35	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
35	Introduction
35	Capital Growth Portfolios: Investment Objectives & Policies
42	Special Equity Portfolios: Investment Objectives & Policies
45	Fixed Income: Inv Objectives and Policies

49	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS
49	Additional Investments & Strategies

53	HOW THE FUND IS MANAGED
53	Board of Trustees
53	Investment Managers
54	Investment Management Fees
55	Investment Subadvisers
57	Portfolio Managers

61	HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
61	Purchasing and Redeeming Shares of the Portfolios
61	Redemption in Kind
61	Frequent Purchases or Redemptions of Portfolio Shares
62	Net Asset Value
64	Distributor

65	OTHER INFORMATION
65	Federal Income Taxes
65	Monitoring for Possible Conflicts
65	Disclosure of Portfolio Holdings
65	Legal Proceedings
66	Payments to Affiliates

67	FINANCIAL HIGHLIGHTS
67	Introduction

73	APPENDIX IV
73	Description of Certain Debt Securities Ratings

About the Fund and its Portfolios

This prospectus provides information about the Advanced Series Trust (the Fund), which presently consists of 57 separate portfolios (each, a Portfolio). The Portfolios of the Fund which are discussed in this prospectus are listed on the inside front cover. Each Portfolio is a diversified investment company as defined by the Investment Company Act of 1940 ("the 1940 Act"), unless herein noted otherwise.

AST Investment Services, Inc. (AST) and Prudential Investments LLC (PI), both wholly-owned subsidiaries of Prudential Financial, Inc., serve as overall investment managers of the Fund. AST and PI (together, the Investment Managers) have retained one or more subadvisers, each a Subadviser, to manage the day-to-day investment of the assets of each Portfolio in a multi-manager structure. More information about the Investment Managers, the Subadvisers and the multi-manager structure is included in "How the Fund is Managed" later in this Prospectus.

The Fund offers one class of shares in each Portfolio. Shares of the Portfolios of the Trust are sold only to separate accounts of Prudential Annuities Life Assurance Corporation, The Prudential Insurance Company of America, Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Retirement Insurance and Annuity Company, Pramerica of Bermuda Life Assurance Company, Ltd. (collectively, Prudential), and Kemper Investors Life Insurance Company as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company).

Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract. Each vairable annuity contract and vairable life insurance policy involves fees and expenses not described in this Prospectus.

The Risk/Return Summary which follows highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund's Statement of Additional Information (SAI).

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RISK/RETURN SUMMARY

Capital Growth Portfolios: Investment Objectives and Principal Strategies

Portfolio	Investment Goal	Primary Investments
AST Small-Cap Growth	Long-term capital growth	The Portfolio invests primarily in common stocks of small capitalization companies
AST Small-Cap Value	Long-term capital growth	The Portfolio invests primarily in stocks and equity-related securities of small capitalization companies that appear to be undervalued
AST T. Rowe Price Large-Cap Growth	Long-term capital growth	The Portfolio invests predominantly in the equity securities of a limited number of large, high-quality U.S. companies
AST Marsico Capital Growth	Capital growth	The Portfolio invests primarily in common stocks, with the majority of the Portfolio's assets in large capitalization stocks
AST Large-Cap Value	Current income and long-term growth of income, as well as capital appreciation	The Portfolio invests primarily in common stocks of large cap companies

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AST Small-Cap Growth Portfolio
Investment Objective: long-term capital growth.

The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in small-capitalization companies. Small-capitalization companies are generally defined as stocks of companies with market capitalizations that are within the market capitalization range of the Russell 2000 Growth Index. As of January 31, 2009, the market capitalization range of the Russell 2000 Growth Index was $3.6 million to $3.486 billion.

Eagle Asset Management, Inc. (Eagle) uses fundamental research, computer models and proprietary measures of growth in determining which stocks to select for the Portfolio. The Subadviser's investment strategies seek to identify stocks of companies which have strong business momentum, earnings growth, and superior management teams, as well as stocks of those companies whose earnings growth potential may not be currently recognized by the market and whose stock may be considered to be underpriced using various financial measurements employed by the Subadviser, such as price-to-earnings ratios.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is subadvised by Eagle.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  portfolio turnover risk

  smaller company risk

AST Small-Cap Value Portfolio
Investment Objective: to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.

The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies. Small capitalization companies are generally defined as stocks of companies with market capitalizations that are within the market capitalization range of the Russell 2000® Value Index. As of March 31, 2009, the market capitalization range of the Russell 2000® Value Index was $2 million to $3.047 million. Securities of companies whose market capitalizations no longer meet the definition of small capitalization companies after purchase by the Portfolio will still be considered to be small capitalization companies for purposes of the Portfolio's policy of investing, under normal circumstances, at least 80% of the value of its assets in small capitalization companies.

The assets of the Portfolio are independently managed by four Subadvisers under a multi-manager structure. Pursuant to the multi-manager structure, the Investment Managers of the Portfolio determine and allocate a portion of the Portfolio's assets to each of the Subadvisers. The allocations will be reviewed by the Investment Managers periodically and may be altered or adjusted by the Investment Managers without prior notice. Such adjustments will be reflected in the annual update to this prospectus. Although each Subadviser will follow the Portfolio's policy of investing, under normal circumstances, at least 80% of the Portfolio's assets in small capitalization companies, each Subadviser expects to utilize different investment strategies to achieve the Portfolio's objective of long-term capital growth. The current asset allocations and principal investment strategies for each of the Subadvisers are summarized below:

J.P. Morgan Investment Management, Inc.("J.P. Morgan") follows a four-step process. The investment process starts with a disciplined quantitative ranking methodology that identifies stocks in each economic sector that have positive trends in price momentum with attractive relative valuations. We then use a quadratic optimization to create a portfolio of well-diversified, compensated risks that seeks to deliver consistent returns. For each trade suggested by the optimization, the portfolio managers do in-depth fundamental research to ensure that the trade meets the original investment thesis (strong momentum with good relative value). Finally, sophisticated trading techniques are designed to effect trading in a cost-effective manner.

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Lee Munder Investments, Ltd. ("Lee Munder") seeks the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow or business franchises. The Subadviser's research team seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, the Subadviser generally looks to the following: (1) Low price/earnings, price/book value or total capitalization/cash flow ratios relative to the company's peers; (2) Low stock price relative to a company's underlying asset values; (3) A sound balance sheet and other positive financial characteristics. The Subadviser then determines whether there is an emerging catalyst that will focus investor attention on the underlying assets of the company, such as takeover efforts, a change in management, or a plan to improve the business through restructuring or other means.

ClearBridge Advisors, LLC ("ClearBridge") emphasizes individual security selection while spreading the Fund's investments among industries and sectors. The Subadviser uses both quantitative and fundamental methods to identify stocks of smaller capitalization companies it believes have a high probability of outperforming other stocks in the same industry or sector. The Subadviser uses quantitative parameters to select a universe of smaller capitalized companies that fit the Fund's general investment criteria. In selecting individual securities from within this range, the Subadviser looks for "value" attributes, such as low stock price relative to earnings, book value and cash flow and high return on invested capital. The Subadviser also uses quantitative methods to identify catalysts and trends that might influence the Portfolio's industry or sector focus, or the Subadviser's individual security selection.

Dreman Value Management, L.L.C. ("Dreman") seeks to provide a total return greater than that of the benchmark over time, to protect client capital during market downturns and to stay consistent in our low price-to-earnings ratio, contrarian value approach to investment management, while taking into consideration dividend yield. Dreman will seek to attain superior returns by using a contrarian value investment approach. Dreman believes that it can attain superior performance by adhering to an investment strategy that is disciplined and has a demonstrated record of success. Dreman's investment strategy emphasizes stocks that offer unique investment values. The criterion used to identify such stocks include below average price-to-earnings, price-to-book, and/or price-to-cash flow ratios and above average dividend yields. Over the last 25 years, extensive studies, which date as far back as the 1930s, conducted by David Dreman and affiliates of Dreman, have led the Dreman to conclude that consistently applying disciplined value strategies yields superior long-term total returns.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. As of January 31, 2009, J.P. Morgan was responsible for managing approximately 24% of the Portfolio's assets, Lee Munder was responsible for managing approximately 32% of the Portfolio's assets, Clearbridge was responsible for managing approximately 19% of the Portfolio's assets and Dreman was responsible for managing approximately 25% of the Portfolio's assets.

The Investment Managers intend to reallocate the Portfolio's assets in the Second Quarter of 2009 among J.P. Morgan, Lee Munder and Clearbridge. Upon such reallocation of the Portfolio's assets, Dreman will no longer be responsible for managing any of the Portfolio's assets and it is expected that initially J.P. Morgan will be responsible for managing approximately 41.3% of the Portfolio's assets, Lee Munder will be responsible for managing approximately 33.5% of the Portfolio's assets and Clearbridge will be responsible for managing approximately 25.2% of the Portfolio's assets. It is expected that on or about July 31, 2009, the Portfolio's only Subadvisers will be J.P. Morgan, Lee Munder and ClearBridge.

Principal Risks:

  common and preferred stocks risk

  company risk

  derivatives risk

  foreign investment risk

  initial public offering risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  portfolio turnover risk

  real estate risk

  smaller company risk

AST T. Rowe Price Large-Cap Growth Portfolio
Investment Objective: to seek long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.

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The Portfolio takes a growth approach to investment selection and normally invests at least 80% of its net assets in the common stocks of large companies. A large company is defined as one whose market cap is larger than the median market cap of companies in the Russell 1000® Growth Index, a widely used benchmark of the largest domestic growth stocks (the median market cap as of January 31, 2009, was $3.1 billion, and is subject to change). The market capitalization of the companies in the Portfolio and the Russell 1000® Growth Index changes over time; the Portfolio will not automatically sell or cease to purchase stock of a company it already owns just because the company's market capitalization falls below this level. The Subadviser generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth.

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures, and options, in keeping with the Portfolio's objectives.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

In pursuing its investment objective, the Portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Portfolio's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by T. Rowe Price Associates, Inc.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  growth stock risk

  leveraging risk

  management risk

  market risk

AST Marsico Capital Growth Portfolio
Investment Objective: to seek capital growth. Income is not an investment objective and any income realized on the Portfolio's investments, therefore, will be incidental to the Portfolio's objective.

The AST Marsico Capital Growth Portfolio invests primarily in the common stocks of large capitalization companies that are selected for their growth potential. The Portfolio generally defines large capitalization companies as stocks of companies with market capitalizations within the market capitalization range of the Russell 1000® Growth Index. As of January 31, 2009, the median market capitalization of the Russell 1000® Growth Index was $3.1 billion. The Portfolio will normally hold a core position of between 35 and 50 common stocks. The Portfolio may hold a limited number of additional common stocks at times when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions. This Portfolio is advised by Marsico Capital Management, LLC (Marsico).

In selecting investments for the Portfolio, the Subadviser uses an approach that combines "top-down" macro-economic analysis with "bottom-up" stock selection. The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In addition, the Subadviser may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, the Subadviser seeks to identify sectors, industries and companies that may benefit from the overall trends the Subadviser has observed.

The Subadviser then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, the Subadviser may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

8

As part of this fundamental, "bottom-up" research, the Subadviser may visit with various levels of a company's management, as well as with its customers and (as relevant) suppliers, distributors, and competitors. The Subadviser also may prepare detailed earnings and cash flow models of companies. These models may assist the Subadviser in projecting potential earnings growth, current income and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

The Subadviser may reduce or sell a Fund's investments in portfolio companies if, in the opinion of the Subadviser, a company's fundamentals change substantially, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential or current income potential, more attractive investment opportunities appear elsewhere, or for other reasons.

The core investments of the Portfolio generally may include established companies and securities that offer long-term growth potential. However, the Portfolio also may typically include securities of less mature companies, companies or securities with more aggressive growth characteristics, and companies undergoing significant changes such as the introduction of a new product line, the appointment of a new management team, or an acquisition.

While we make every effort to achieve our objective, we cannot guarantee success and it is possible that you could lose money. This portfolio is subadvised by Marsico Capital Management, LLC.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  growth stock risk

  leveraging risk

  management risk

  market risk

AST Large-Cap Value Portfolio Investment Objective: to seek current income and long-term growth of income, as well as capital appreciation.

The Portfolio will invest, under normal circumstances, at least 80% of the value of its net assets in large capitalization companies. The Portfolio generally defines large capitalization companies as stocks of companies with market capitalizations within the market capitalization range of the Russell 1000® Value Index. The 80% requirement applies at the time the Portfolio invests its assets. As of January 31, 2009, the market capitalization range of the Russell 1000® Value Index was $9 million to $380 billion. Some of these securities may be acquired in initial public offerings (IPOs). In addition to these principal investments, the Portfolio may invest up to 20% of its total assets in foreign securities.

The assets of the Portfolio are independently managed by three Subadvisers under a multi-manager structure. Pursuant to the multi-manager structure, the Investment Managers of the Portfolio determine and allocate a portion of the Portfolio's assets to each of the Subadvisers. The allocations will be reviewed by the Investment Managers periodically and may be altered or adjusted by the Investment Managers without prior notice. Such adjustments will be reflected in the annual update to this prospectus.

Although each Subadviser will follow the Portfolio's policy of investing, under normal circumstances, at least 80% of the Portfolio's assets in large capitalization companies, each Subadviser expects to utilize different investment strategies to achieve the Portfolio's objective of current income and long-term growth of income, as well as capital appreciation. The current asset allocations and principal investment strategies for each of the Subadvisers are summarized below:

Hotchkis and Wiley Capital Management LLC ("Hotchkis and Wiley") normally focuses on stocks that have a high cash dividend or payout yield relative to the market. Payout yield is defined as dividend yield plus net share repurchases. The Subadviser also may invest in stocks that don't pay dividends, but have growth potential unrecognized by the market or changes in business or management that indicate growth potential.

Eaton Vance Management (Eaton Vance)normally invests primarily in value stocks of large-cap companies, which are common stocks that, in the Subadviser's opinion, are inexpensive or undervalued relative to the overall stock market. Investment decisions are made

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primarily on the basis of fundamental research and involve consideration of numerous factors, including quality of business franchises, financial strength, management capability and integrity, growth potential, valuation and earnings and cash flow capabilities. Many of these considerations are subjective. Eaton Vance intends to manage investment risk by maintaining broad issuer and industry diversification among its holdings, and by utilizing fundamental analysis of risk/return characteristics in securities selection. The Subadviser may sell a security when its price objective for the security is reached, the fundamentals of the company deteriorate, a security's price falls below acquisition cost or to pursue more attractive investment options.

Dreman Value Management, L.L.C. ("Dreman") seeks to provide a total return greater than that of the benchmark over time, to protect client capital during market downturns and to stay consistent in our low price-to-earnings ratio, contrarian value approach to investment management, while taking into consideration dividend yield. Dreman will seek to attain superior returns by using a contrarian value investment approach.

Dreman believes that it can attain superior performance by adhering to an investment strategy that is disciplined and has a demonstrated record of success. Dreman's investment strategy emphasizes stocks that offer unique investment values. The criterion used to identify such stocks include below average price-to-earnings, price-to-book, price-to-cash flow ratios and above average dividend yields. Over the last 25 years, extensive studies, which date as far back as the 1930s, conducted by David Dreman and affiliates of Dreman, have led the Dreman to conclude that consistently applying disciplined value strategies yields superior long-term total returns.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. On or about April 1, 2009, Hotchkis and Wiley was responsible for managing approximately 15% of the Portfolio's assets, Eaton Vance was responsible for managing approximately 60% of the Portfolio's assets and Dreman was responsible for managing approximately 25% of the Portfolio's assets.

On or about May 1, 2009, the Investment Managers intend to reallocate the Portfolio's assets so that Hotchkis and Wiley will be responsible for managing approximately 20% of the Portfolio's assets and Eaton Vance will be responsible for managing approximately 80% of the Portfolio's assets. Upon such reallocation of the Portfolio's assets, Dreman will no longer be responsible for managing any of the Portfolio's assets. It is expected that Hotchkis and Wiley and Eaton Vance will be the Portfolio's only subadvisers on or about July 31, 2009.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  investment style risk

  leveraging risk

  management risk

  market risk

  portfolio turnover risk

  real estate risk

  selection risk

  value style risk

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Special Equity Portfolios: Investment Objectives and Principal Strategies

Portfolio	Investment Goal	Primary Investments
AST Cohen & Steers Realty	Maximize total return	The Portfolio invests primarily in equity securities of real estate companies
AST T. Rowe Price Natural Resources	Capital growth	The Portfolio invests primarily in common stocks of companies that own or develop natural resources and other basic commodities

AST Cohen & Steers Realty Portfolio
Investment Objective: to maximize total return through investment in real estate securities.

The Portfolio will invest, under normal circumstances, at least 80% of its net assets in securities of real estate related issuers. Under normal circumstances, the Portfolio will invest substantially all of its assets in the equity securities of real estate companies. Such equity securities will consist of common stocks, rights or warrants to purchase common stocks, securities convertible into common stocks where the conversion feature represents, in the Subadviser's view, a significant element of the securities' value, and preferred stocks.

For purposes of the Portfolio's investment policies, a "real estate company" is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of real estate or that has at least 50% of its assets in real estate. The Portfolio may invest up to 10% of its total assets in securities of foreign real estate companies. Real estate companies may include real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests.

The Portfolio is non-diversified for purposes of the 1940, which means that it may invest more than 5% of its assets in the securities of any one issuer.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Cohen & Steers Capital Management, Inc.

Principal Risks:

  company risk

  credit risk

  derivatives risk

  foreign investment risk

  industry/sector risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  non-diversification risk

  real estate risk

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AST T. Rowe Price Natural Resources Portfolio

Investment Objective: to seek long-term capital growth primarily through the investment in common stocks of companies that own or develop natural resources (such as energy products, precious metals, and forest products) and other basic commodities.

The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in natural resource companies. The Portfolio also may invest in non-resource companies with the potential for growth. When selecting stocks, the Subadviser looks for companies that have the ability to expand production, maintain superior exploration programs and production facilities, and the potential to accumulate new resources. Natural resource companies in which the Portfolio invests generally own, develop, refine, service or transport resources, including energy sources, precious metals, nonferrous metals, forest products, real estate, diversified resources and other basic commodities that can be produced and marketed profitably when both labor costs and prices are rising.

Although at least 50% of Portfolio assets will be invested in U.S. securities, up to 50% of total assets also may be invested in foreign securities. The Portfolio may also purchase futures and options in keeping with its objective. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or re-deploy assets into more promising opportunities.

In pursuing its investment objective, the Portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Portfolio's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by T. Rowe Price Associates, Inc.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  industry/sector risk

  leveraging risk

  liquidity risk

  management risk

  market risk

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Fixed Income Portfolios: Investment Objectives and Principal Strategies

AST PIMCO Limited Maturity Bond Portfolio
Investment Objective: to seek to maximize total return, consistent with preservation of capital and prudent investment management.

The Portfolio will invest, under normal circumstances, at least 80% of the value of its net assets in fixed income investments, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Fixed-income investments include:

(1) securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;
(2) corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
(3) mortgage and other asset-backed securities;
(4) inflation-indexed bonds issued by both governments and corporations;
(5) structured notes, including hybrid or "indexed" securities and event-linked bonds;
(6) loan participations and assignments;
(7) delayed funding loans and revolving credit securities;
(8) bank certificates of deposit, fixed time deposits and bankers' acceptances;
(9) repurchase agreements and reverse repurchase agreements;
(10) debt securities issued by state or local governments and their agencies and government-sponsored enterprises;
(11) obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises;
(12) derivative instruments, including futures, options and swap agreements;and
(13) obligations of international agencies or supranational entities.

Portfolio holdings will be concentrated in areas of the bond market that the Subadviser believes to be relatively undervalued. In selecting fixed income securities, the Subadviser uses economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other securities selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the Subadviser's outlook for the U.S. and foreign economies, the financial markets, and other factors. The management of duration is one of the fundamental tools used by the Subadviser.

The Portfolio will invest in fixed-income securities of varying maturities. The average portfolio duration of the Portfolio normally varies within a one- to three-year time frame based on the Subadviser's forecast for interest rates. The Portfolio can and routinely does invest in certain complex fixed income securities (including mortgage-backed and asset-backed securities) and engage in a number of investment practices (including futures, swaps and dollar rolls) that many other fixed income funds do not utilize. The Portfolio may invest up to 10% of its assets in fixed income securities that are rated below investment grade ("junk bonds") (or, if unrated, determined by the Subadviser to be of comparable quality). The Portfolio may engage in short sales.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Pacific Investment Management Company LLC.

Principal Risks:

  asset-backed securities risk

  common and preferred stock risk

  credit risk

  derivatives risk

  foreign investment risk

  hedging risk

  high yield risk

  inflation-indexed securities risk

  interest rate risk

  leveraging risk

  liquidity risk

  mangement risk

  market risk

  mortgage risk

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  risk of investing in other debt obligations issued or guaranteed by the U.S. government and government-related entities portfolio turnover risk

  prepayment or call risk

  privately-issued mortgage-related and asset-backed securities risk short sale risk

  U.S. government and agency securities risk

  Yankee obligation risk

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Principal Risks

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The principal risks of investing in each Portfolio, as identified in the Risk/Return Summary, are summarized below.

Certain additional principal risks associated with investing in the Asset Allocation Portfolios are discussed separately, in the following section entitled "Principal Risks--Asset Allocation Portfolios"

Asset Transfer Program Risk. Each Portfolio may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for Prudential to manage the guarantees offered in connection with these benefit programs, Prudential generally: (i) limits the number and types of variable sub-accounts in which contract holders may allocate their account values (referred to in this Prospectus as the Permitted Sub-Accounts) and (ii) requires contract holders to participate in certain specialized asset transfer programs. Under these asset transfer programs, Prudential will monitor each contract owner's account value from time to time and, if necessary, will systematically transfer amounts between the Permitted Sub-Accounts and the Portfolios as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable. The asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs.

As an example of how these asset transfer programs will operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract holder's account value within the Permitted Sub-Accounts) and certain market return scenarios involving "flat" returns over a period of time may cause Prudential to transfer some or all of such contract owner's account value to a Portfolio. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by assets in investments like the Portfolios.

Such asset transfers may, however, result in large-scale asset flows into and out of the Portfolios and subject the Portfolios to certain risks. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the Subadviser to purchase and sell securities at inopportune times and by otherwise limiting the Subadviser's ability to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high operating expense ratios for the Portfolios compared to other similar funds. For more information on the Asset Transfer Programs, please see "Risk/Return Summary—Principal Risks of the Portfolios—Special Risks Relating to Asset Transfer Programs" herein.

For more information on the relevant living benefit programs and asset transfer programs, please see your contract prospectus.

The AST Dynamic Asset Allocation Portfolios and the AST Tactical Asset Allocation Portfolios (together, the Funds of Funds) are structured as "fund-of-funds." This means that each Fund of Funds invests primarily or exclusively in other Portfolios of the Fund that are not operated as "funds-of-funds." The Portfolios in which the Funds of Funds invest are referred to as Underlying Portfolios. Transactions by the Funds of Funds in Underlying Portfolio shares are not subject to any limitations and are not considered frequent or short-term trading. For example, the Funds of Funds may engage in significant transactions in Underlying Portfolio shares in order to: (i) change their investment focus, (ii) rebalance their investments to match the then-current asset allocation mix, (iii) respond to significant purchases or redemptions of Fund of Funds shares, including significant purchases and redemptions caused by the above-referenced asset transfer programs, or (iv) respond to changes required by the underlying contracts (as describe in more detail below). These transactions by the Funds of Funds in Underlying Portfolio shares may be disruptive to the management of an Underlying Portfolio because such transactions may: (i) cause the Underlying Portfolio to sell portfolio securities at inopportune times or to borrow money on a temporary basis in order to have the cash necessary to pay redemption requests initiated by the Funds of Funds, hurting the investment performance of the Underlying Portfolios (and the Funds of Funds as well), (ii) make it difficult for the Subadvisers for the Underlying Portfolios to fully implement their investment strategies, and (iii) lead to increased transaction and tax costs. In addition, because a Fund of Funds may own a substantial portion of an Underlying Portfolio, a large-scale redemption initiated by one or more Funds of Funds could cause an Underlying Portfolio's expense ratio to increase as such portfolio's fixed costs would be spread over a smaller asset base. As a result, these transactions could have an adverse effect on the relevant Funds of Funds and Underlying Portfolios.

Asset-backed securities risk.Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Portfolio reinvests the proceeds of a prepayment it may receive a lower interest rate. Asset-backed securities may also be subject to extension risk, that is, the risk that, in a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the

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average duration of the portfolio of a Portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities.

Borrowing risk. A Portfolio may borrow money from banks for investment purposes, and invest the proceeds of such loans, as permitted under the Investment Company Act of 1940, as amended (the 1940 Act). Under the 1940 Act, a Portfolio may borrow from a bank up to one-third of its total assets (including the amount borrowed). When a Portfolio borrows money for investment purposes or otherwise leverages its portfolio, any increase or decrease in the Portfolio's NAV is exaggerated by the use of leverage. Leverage risks are described below.

Commodity risk. A Portfolio's investments in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional equity and debt securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, acts of terrorism, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Common and preferred stocks risk. Each Portfolio may invest in common and preferred stocks. Common and preferred stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company's income for purposes of receiving dividend payments and on the company's assets in the event of liquidation. Common and preferred stocks can experience sharp declines in value over short or extended periods of time, regardless of the success or failure of a company's operations. Stocks can decline for many reasons, including due to adverse economic, financial, or political developments and developments related to the particular company, the industry of which it is a part, or the securities markets generally.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk. Each Portfolio is also subject to credit risk to the extent it invests in fixed-income securities. Credit risk is the risk that an issuer of securities or a counterparty will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer or counterparty is less able to make required principal and interest payments. This is broadly gauged by the credit ratings of the securities in which each Portfolio invests. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality. The lower the rating of a debt security held by a Portfolio, the greater the degree of credit risk that is perceived to exist by the rating agency with respect to that security. Although debt obligations rated BBB by S&P, Baa by Moody's, or BBB by Fitch, are regarded as investment-grade, such obligations have speculative characteristics and are riskier than higher-rated securities. Adverse economic developments are more likely to affect the payment of interest and principal on debt obligations rated BBB/Baa than on higher rated debt obligations. Non-investment grade debt—also known as "high-yield bonds" or "junk bonds"—have a higher risk of default and tend to be less liquid than higher-rated securities. Increasing the amount of Portfolio assets allocated lower-rated securities generally will increase the credit risk to which the Portfolio is subject. Information on the ratings issued to debt securities by certain rating agencies is included in Appendix IV to this Prospectus. Not all securities are rated. In the event that the relevant rating agencies assign different ratings to the same security, the Portfolio's Subadviser will determine which rating it believes best reflects the security's quality and risk at that time. Credit risk may also be gauged by the cost of buying protection on the credit default swap market with respect to an issuer's debt securities. If the cost to buy protection against an issuer's default increases, the credit risk associated with the issuer's debt securities will be deemed to be higher by many market participants and could adversely affect the value of the issuer's debt securities.

Depositary Receipts Risk. Investments in non-U.S. issuers through Depositary Receipts and similar instruments may involve certain risks not applicable to investing in U.S. issuers, including changes in currency rates, application of local tax laws, changes in governmental administration or economic or monetary policy or changed circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies.

Derivatives risk. Certain Portfolios may, but are not required to, use derivative instruments for risk management purposes or as part of their investment strategies. Generally, a derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. Examples of derivatives (without limitation) include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. Portfolios may use derivatives to earn income and enhance returns, to manage or adjust their risk profile, to replace more traditional direct investments, or to obtain exposure to certain markets.

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As open-end investment companies registered with the Securities and Exchange Commission (the Commission), the Portfolios are subject to the federal securities laws, including the 1940 Act, related rules, and various Commission and Commission staff positions. In accordance with these positions, with respect to certain kinds of derivatives, the Portfolios must "set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other Commission- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Portfolios must cover their open positions by setting aside liquid assets equal to the contracts' full, notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Portfolios are permitted to set aside liquid assets in an amount equal to such Portfolio's daily marked-to-market (net) obligations, if any (i.e., such Portfolio's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Portfolios will have the ability to employ leverage to a greater extent than if such Portfolio were required to segregate assets equal to the full notional value of such contracts. The Fund reserves the right to modify the asset segregation policies of thePortfolios in the future to comply with any changes in the positions articulated from time to time by the Commission and its staff.

Derivatives are volatile and may be subject to significant price movement. The use of derivatives involves significant risks, including:

Credit risk. The risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio. For example, a Portfolio would be exposed to credit risk (and counterparty risk) to the extent it purchases protection against a default by a debt issuer and the swap counterparty does not maintain adequate reserves to cover such a default.

Currency risk. The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage risk. The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity risk. The risk that certain securities may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the security is currently worth.

Additional risks: Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If a Subadviser incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Portfolio might have been in a better position if the Portfolio had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. Derivatives also involve the risk of mispricing or improper valuation (i.e., the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for a Portfolio to lose more than the amount the Portfolio invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes.

Certain Portfolios may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which such a portfolio uses a derivative to offset the risks associated with its other holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the relevant Portfolio, in which case any losses on the holdings being hedged may not be reduced and may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The relevant Portfolio is not required to use hedging and may choose not to do so. Because certain Portfolios may use derivatives to seek to enhance returns, their investments will expose them to the risks outlined above to a greater extent than if they used derivatives solely for hedging purposes. The use of derivatives to seek to enhance returns may be considered speculative.

Extension Risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

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Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and non-U.S. governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition to the policies described elsewhere in this Prospectus, each Portfolio may from time to time attempt to hedge a portion of their currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases the Portfolio may be worse off than if it had not used a hedging instrument. For most emerging market currencies, suitable hedging instruments are not available. See "Hedging Risk" below for more information.

Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the "numbers" themselves sometimes mean different things, each Subadviser devotes research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments. Political developments may adversely affect the value of a Portfolio's foreign securities.

Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Taxation risk . Many foreign markets are not as open to foreign investors as U.S. markets. Each Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of a Portfolio.

Fund of Funds Risk.The Dynamic Asset Allocation Portfolios, the Tactical Asset Allocation Portfolios, and the AST Academic Strategies Asset Allocation Portfolio (collectively, the Asset Allocation Portfolios) invest primarily or exclusively in other Portfolios of the Fund (collectively, the Underlying Trust Portfolios). Underlying Trust Portfolios may experience relatively large mandatory or discretionary purchases and sales from one or more of the Asset Allocation Portfolios. The use of the Asset Allocation Portfolios in connection with certain variable annuity living benefit programs may result in mandatory asset flows into and out of the Asset Allocation Portfolios (and the relevant Underlying Trust Portfolios) on a large scale. The Investment Managers may, however, seek to minimize the impact of certain discretionary transactions by structuring them over a reasonable period of time or through the enforcement of certain limits on redemptions of Underlying Trust Portfolio shares. Despite these efforts, the relevant Underlying Trust Portfolios may experience increased expenses as they buy and sell securities to respond to transactions initiated by the Asset Allocation Portfolios. An Underlying Trust Portfolio's investment performance also may be adversely affected if it must buy and sell securities at inopportune times to respond to transactions initiated by an Asset Allocation Portfolio. In addition, because the Asset Allocation Portfolios may own a substantial portion of an Underlying Trust Portfolio, a large-scale redemption initiated by one or more Asset Allocation Portfolio could cause an Underlying Trust Portfolio's expense ratio to increase as such portfolio's fixed costs

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would be spread over a smaller asset base. As a result, these transactions could have an adverse effect on an Asset Allocation Portfolio which continues to remain invested in such Underlying Trust Portfolios.

Geographic Focus Risk. To the extent a Portfolio invests a substantial amount of its assets in a single country, a small number of countries, or a particular geographic region, its performance may at times be worse than the performance of other mutual funds that invest more broadly.

Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

Hedging risk. The decision as to whether and to what extent a Portfolio will engage in hedging transactions to hedge against such risks as credit risk, currency risk, counterparty risk, and interest rate risk will depend on a number of factors, including prevailing market conditions, the composition of such portfolio and the availability of suitable transactions. Accordingly, no assurance can be given that a Portfolio will engage in hedging transactions at any given time or from time to time, even under volatile market environments, or that any such strategies, if used, will be successful. Hedging transactions involve costs and may result in losses.

High-yield risk. Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High-yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio's ability to sell its high-yield securities (liquidity risk). In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress.

Industry/sector risk. Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio's performance may be tied more directly to the success or failure of a smaller group of portfolio holdings.

Inflation risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Portfolio's assets can decline as can the value of income received by the Portfolio. The prices of common stocks and fixed-income securities may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Inflation-indexed securities risk. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. Each Portfolio may have exposure to inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

Infrastructure investment risk. A Portfolio's infrastructure-related investments expose that Portfolio to potential adverse economic, regulatory, political and other changes affecting such investments. Issuers in infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies, and other factors.

Initial public offering (IPO) risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio's asset base increases, IPOs often have a diminished effect on a Portfolio's performance.

Interest rate risk. Each Portfolio investing in fixed-income securities is subject to interest rate risk. Interest rate risk is the risk that the rates of interest income generated by the fixed-income investments of a Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed-income investments of a Portfolio may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the negative effect on its value when rates increase. As a result, mutual funds with longer durations and longer weighted average maturities generally have more volatile share prices than funds with shorter durations and shorter weighted average maturities. The prices of debt obligations generally move in the opposite direction to that of market interest rates.

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Investment model risk. Each of the AST Focus Four Plus Portfolio, AST First Trust Balanced Target Portfolio, and AST First Trust Capital Appreciation Target Portfolio is also exposed to additional market risk due to its policy of investing solely in securities identified by the each of the relevant Equity Strategies under normal cirucmstances. As a result of this policy, equity securities held by each Portfolio will not be bought or sold in response to market fluctuations under normal circumstances. To the extent this management style is non-dynamic, the Portfolio may subject investors to greater market risk than other mutual funds.

Investment style risk. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Growth companies are often expected by investors to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately even if earnings showed an absolute increase. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.

Leveraging risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a Subadviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's securities.

License risk. Certain Portfolios rely on licenses from third parties to the relevant Subadviser that permit the use of the intellectual property of such parties in connection with the investment strategies for those Portfolios. Such licenses may be terminated by the licensors under certain circumstances, and as a result, a Portfolio may lose its ability to use the licensed name and/or the licensed investment strategy. Accordingly, in the event a license is terminated, it may have a significant effect on the operation of the affected Portfolio.

Liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. Liquidity risk may result if an investment trades in lower volumes. Liquidity risk may also result if a Portfolio makes investments that become less liquid in response to market developments or adverse investor perceptions. When there are few willing buyers and investments cannot be readily sold at the desired time or price, a Portfolio may have to accept a lower price or may not be able to sell the investment at all. An inability to sell a portfolio position can adversely affect a Portfolio's return by causing a decrease in the value of the investment or by preventing the Portfolio from being able to take advantage of other investment opportunities. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Each Portfolio (other than the Money Market Portfolio) generally may invest up to 15% of its net assets in illiquid securities. The Money Market Portfolio may invest up to 10% of its net assets in illiquid securities. The relevant Subadviser will seek to maintain an adequate level of portfolio liquidity, based on all relevant facts and circumstances, with consideration given to the Portfolio's exposure to illiquid securities in the event the market value of such securities exceeds 10% or 15% (as applicable) of the Portfolio's net assets as a result of a decline in the market value of the Portfolio.

Management risk. Actively managed investment portfolios are subject to management risk. Each Subadviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk. Market risk is the risk that the equity and fixed-income markets in which the Portfolios invest will experience market volatility and go down in value, including the possibility that a market will go down sharply and unpredictably. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Market sector/industry concentration risk.Funds that emphasize investments in a particular market sector or industry like real estate

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are subject to an additional risk factor because they are generally less diversified than most equity funds. Property values may fall due to increasing vacancies or declining rents resulting from economic, demographic or legal developments.

Mid-capitalization company risk. The Portfolio may invest in securities of medium and new companies. Investments in intermediate capitalization size companies may be more volatile than investments in larger companies, as intermediate capitalization size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

Mortgage risk. Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans and are subject to certain risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that has exposure to mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because such portfolio will have to reinvest that money at the lower prevailing interest rates.

Most mortgage-backed securities are issued by federal government agencies such as Ginnie Mae, or by government sponsored enterprises such as Freddie Mac or Fannie Mae. Principal and interest payments on mortgage-backed securities issued by the federal government and some Federal government agencies, such as Ginnie Mae, are guaranteed by the Federal government and backed by the full faith and credit of the United States. Mortgage-backed securities issued by other government agencies or government sponsored enterprises, such as Freddie Mac or Fannie Mae, are backed only by the credit of the government agency or enterprise and are not backed by the full faith and credit of the United States. Fannie Mae and Freddie Mac are authorized to borrow from the U.S. Treasury to meet their obligations. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future. Private mortgage-backed securities are issued by private corporations rather than government agencies and are subject to credit risk and interest rate risk. The risks associated with investments in mortgage-related securities, particularly credit risk and liquidity risk, are heightened for investments in sub-prime mortgage-related securities.

Fannie Mae and Freddie Mac hold or guarantee approximately $5 trillion worth of mortgages. The value of the companies' securities has fallen sharply in 2008 due to concerns that the firms do not have sufficient capital to offset losses resulting from the mortgage crisis. In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas Fannie Mae and Freddie Mac could buy, and until 2009, to lend Fannie Mae and Freddie Mac emergency funds and to purchase the entities' stock. On September 6, 2008, at the request of the Secretary of the U.S. Treasury, the Chairman of the Board of Governors of the Federal Reserve and the Director of the FHFA, each of Freddie Mac's and Fannie Mae's boards of directors adopted resolutions consenting to putting the respective companies into conservatorship. After obtaining these consents, the Director of FHFA appointed FHFA as the conservator of each of Fannie Mae and Freddie Mac on September 6, 2008. Fannie Mae and Freddie Mac report that as of November 7, 2008 and November 14, 2008, respectively, the conservator for each company has advised them that it has not disaffirmed or repudiated any contracts entered into by Fannie Mae or Freddie Mac prior to its appointment as conservator. The effect that this conservatorship will have on the companies' debt and equities is unclear. Each of Fannie Mae and Freddie Mac has been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

Non-diversification risk. The chance that a Portfolio's performance may be disproportionately hurt by the performance ofrelatively few securities. A Portfolio which is non-diversified may invest more of its assets in a smaller number of issuers than a diversified Portfolio. Concentrating investments may result in greater potential losses for Portfolios investing in a broader variety of issuers. A Portfolio may be more susceptible to adverse developments affecting a single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio turnover risk. A Portfolio may actively and frequently trade its portfolio securities to achieve its investment objective. This may occur due to active portfolio management by the Portfolio's Subadviser. High portfolio turnover results in higher transaction costs (such as brokerage commissions, dealer mark-ups and other transaction-related expenses), which can adversely affect a Portfolio's performance. Each Subadviser generally will not consider the length of time a Portfolio has held a particular security in making investment decisions. In fact, each Subadviser may engage in active trading on behalf of a Portfolio—that is, frequent trading of its securities—in order to take advantage of new investment opportunities or return differentials. Each Portfolio's turnover rate may be higher than that of other mutual funds due to the Subadviser's investment strategies.

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In addition, certain Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for Prudential to manage the guarantees offered in connection with these benefit programs, Prudential generally: (i) limits the number and types of variable sub-accounts in which contract holders may allocate their account values and (ii) requires contract holders to participate in certain specialized asset transfer programs. The use of these asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. This is particularly true for th Target Maturity Portfolios and the AST Investment Grade Bond Portfolio. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant Subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant Subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Prepayment or call risk. Prepayment or call risk is the risk that issuers will prepay fixed-rate obligations held by a Portfolio when interest rates fall, forcing the Portfolio to reinvest in obligations with lower interest rates than the original obligations. Mortgage-related securities and asset-backed securities are particularly subject to prepayment risk.

Real estate risk. Certain Portfolios may invest in REITs and real estate-linked derivative instruments. Such on emphasis on these types of investments will subject a Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. An investment in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Selection risk. The risk that the securities, derivatives, and other instruments selected by a Portfolio's Subadviser will underperform the market, the relevant indices or other funds with similar investment objectives and investment strategies, or that securities sold short will experience positive price performance.

Short sale risk. A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security's price will decline, exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited, although for fixed-income securities an interest rate of 0% forms an effective limit on how high a securities' price would be expected to rise. Although certain Portfolios may try to reduce risk by holding both long and short positions at the same time, it is possible that a Portfolio's securities held long will decline in value at the same time that the value of the Portfolio's securities sold short increases, thereby increasing the potential for loss.

Small company risk. The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio's ability to sell these securities. Such investments may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The securities of smaller companies may be less liquid than others, which may make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

Underlying Fund risk. The value of an investment in a Portfolio will be related in large part to the investment performance of any of the Portfolio's investments in an underlying fund. Therefore, the principal risks of investing in such a Portfolio are closely related to the principal risks associated with the underlying portfolio and its investments as well as exposing the Portfolio to a pro rata portion of the underlying portfolio's fees and expenses.

U.S. government and agency securities risk. In addition to market risk, interest rate risk and credit risk, such securities may limit a Portfolio's potential for capital appreciation. Not all U.S. Government securities are insured or guaranteed by the U.S. Government, some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Mortgage-backed securities issued by government sponsored enterprises such as Freddie Mac or Fannie Mae are not backed by the full faith and credit of the United States.

Other debt obligations issued or guaranteed by the U.S. government and government-related entities risk.Securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the GNMA, the Farmers Home Administration, the Export-Import Bank, and the Small Business Administration are backed by the full faith and credit of the United States. Obligations of the FNMA, the FHLMC, the Federal Home Loan Bank, the Tennessee Valley Authority and

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the United States Postal Service are not backed by the full faith and credit of the U.S. Government. In the case of securities not backed by the full faith and credit of the United States, a Portfolio generally must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. The yield and market value of these securities are not guaranteed by the U.S. government or the relevant government sponsored enterprise.

Valuation Risk. Due to the nature of some Portfolios' investments and the market environment, a portion of a given Portfolio's assets may be valued at fair value pursuant to guidelines established by the Fund's Board of Trustees. A Portfolio's assets may be valued using prices provided by a pricing service or, alternatively, a broker-dealer or other market intermediary (sometimes just one broker-dealer or other market intermediary) when other reliable pricing sources may not be available. No assurance can be given that such prices accurately reflect the price a Portfolio would receive upon sale of a security. To the extent a Portfolio sells a security at a price lower than the price it has been using to value the security, its net asset value will be adversely affected. When a Portfolio invests in Underlying Portfolios that are not advised, managed, or sponsored by the Investment Managers or their affiliates (collectively, the Underlying Non-Prudential Portfolios), it will generally value its investments in those Underlying Non-Prudential Portfolios based upon net asset valuation determinatinos provided by the Underlying Non-Prudential Portfolios. These values may not be precisely the same as if the investments of the Underlying Non-Prudential Portfolios had been valued using the procedures employed by a Portfolio to value its own assets. In addition, if there is wide variation in hte fair value estimates produced by the market participants with respect to investments held by a Portfolio, such variations may make it harder for the Portfolio to sell that investment (i.e., such variation may tend to increase liquidity risk).

Valuation of Private Real Estate-Related Investments risk. Private real estate-related investments owned by the Global Real Estate Portfolio will be fair valued each day using a methodology set forth in Valuation Policies and Procedures adopted by the Board of the Trust that incorporate periodic independent appraised value of the properties. An appraisal is an estimate of market value. The realizable market value of real estate depends to a great extent on economic and other conditions beyond the control of the Global Real Estate Portfolio.

Value Style risk. Certain stocks purchased by the Emerging Markets Equity Portfolio may be undervalued due to adverse economic conditions or other near-term difficulties that cause them not to achieve their expected financial potential. Undervaluation may also arise because companies are misunderstood by investors or because they are out of step with favored market themes.

Yankee obligations risk. Yankee obligations are U.S. dollar-denominated debt securities of foreign corporations issued in the United States and U.S. dollar-denominated debt securities issued or guaranteed as to payment of principal and interest by governments, quasi-governmental entities, government agencies, and other governmental entities of foreign countries and supranational entities, which securities are issued in the United States. Debt securities of quasi-governmental entities are issued by entities owned by either a national, state, or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Investments in the securities of foreign corporations and governments, even those denominated in U.S. dollars, involve certain risks not typically associated with investments in domestic issuers. The values of the securities of foreign corporations and governments are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, such as changes in economic or monetary policies. In addition, Yankee obligations may be less liquid than the debt obligations of U.S. issuers. In general, less information is publicly available about foreign corporations than about U.S. companies. Foreign corporations are generally not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Some securities issued by foreign governments or their subdivisions, agencies, and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a foreign government, it may be difficult for the Portfolio to pursue its rights against such government in that country's courts. Some foreign governments have defaulted on principal and interest payments. In addition, a Portfolio's investments in Yankee obligations may be subject to the risk of nationalization or expropriation of a foreign corporation's assets, imposition of currency exchange controls, or restrictions on the repatriation of non-U.S. currency, confiscatory taxation, political or financial instability and adverse diplomatic developments.These risks are heightened in all respects with respect to Yankee obligations issued by foreign corporations and governments located in emerging markets.

Introduction to Past Performance

A number of factors, including risk, can affect how a Portfolio performs. The bar charts and tables on the following pages demonstrate the risk of investing in each Portfolio by showing how returns can change from year to year and by showing how each Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that a Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the charts and tables on the following pages are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges. During certain periods shown, fee waivers and/or

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expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for a Portfolio would have been lower.

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Past Performance: Capital Growth Portfolios

AST Small-Cap Growth Portfolio

Annual Returns

Best Quarter	Worst Quarter
79.79%(4th quarter of 1999)	-31.21% (4th quarter of 2000)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 years
Portfolio	-35.00%	-5.83%	-1.87%
Russell 2000 Index*	-33.79%	-0.93%	3.02%
Russell 2000 Growth Index**	-38.54%	-2.35%	-0.76%

*The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. These returns do not include the effect of any investment managements expenses. These returns would have been lower if they included the effect of these expenses.

**The Russell 2000 Growth Index consists of those companies in the Russell 2000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

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AST Small-Cap Value Portfolio

Annual Returns

Best Quarter	Worst Quarter
19.09%(2nd quarter of 1999)	-23.68%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 years
Portfolio	-29.72%	-0.22%	4.78%
Russell 2000 Index*	-33.79%	-0.93%	3.02%
Russell 2000 Value Index**	-28.92%	0.27%	6.11%

*The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. These returns would have been lower if they included the effect of these expenses.

**The Russell 2000 Value Index measures the performance of Russell 2000 companies with lower price-to-book ratios. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

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AST T. Rowe Price Large-Cap Growth Portfolio

Annual Returns

Best Quarter	Worst Quarter
28.30%(4th quarter of 1999)	-22.64%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 years
Portfolio	-40.57%	-3.50%	-3.45%
Standard & Poor's 500 Index*	-36.99%	-2.19%	-1.38%
Russell 1000 Growth Index**	-38.44%	-3.42%	-4.27%

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 100 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

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Past Performance: Capital Growth Portfolios (Continued)

AST Marsico Capital Growth Portfolio

Annual Returns

Best Quarter	Worst Quarter
36.36%(4th quarter of 1999)	-25.02%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 Years
Portfolio	-43.66%	-3.01%	-0.22%
Standard & Poor's 500 Index*	-36.99%	-2.19%	-1.38%
Russell 1000 Growth Index**	-38.44%	-3.42%	-4.27%

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 100 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

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AST Large-Cap Value Portfolio

Annual Returns

Best Quarter	Worst Quarter
13.27%(2nd quarter of 2003)	-22.39%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 years
Portfolio	-41.49%	-3.74%	-1.33%
Standard & Poor's 500 Index*	-36.99%	-2.19%	-1.38%
Russell 1000 Value Index**	-36.85%	-0.79%	1.36%

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Russell 1000 Value Index measures measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

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Past Performance: Special Equity Portfolios

AST Cohen & Steers Realty Portfolio

Annual Returns

Best Quarter	Worst Quarter
17.44%(4th quarter of 2004)	-35.78%(4th quarter of 2008)

Average annual total returns For periods ended 12/31/08
	1 year	5 years	10 Years
Portfolio	-35.05%	2.41%	7.75%
NAREIT Equity REIT Index*	-37.73%	0.91%	7.42%
Dow Jones Wilshire REIT Index**	-39.20%	0.65%	N/A

* The NAREIT Equity REIT Index is an unmanaged, capitalization-weighted index of all equity real estate investment trusts. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Dow Jones Wilshire REIT Index seeks to provide a broad representation of the U.S. real estate securities markets. In order to be included in the REIT index, a company must be an equity owner and operator of commercial or residential real estate and must generate at least 75% of its revenue from such assets. It also must meet minimum requirements for market capitalization and liquidity. Certain types of securities, such as mortgage REITs, are excluded, as are companies with more than 25% of their assets in direct mortgage investments. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

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AST T. Rowe Price Natural Resources Portfolio

Annual Returns

Best Quarter	Worst Quarter
20.53%(2nd quarter of 2008)	-34.03%(3rd quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 years
Portfolio	-49.98%	7.02%	11.22%
Standard & Poor's 500 Index*	-36.99%	-2.19%	-1.38%
Lipper Variable Underlying Funds Natural Resources Fund Index**	-50.13%	6.07%	N/A

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Lipper Variable Underlying Funds Index consists of an equal dollar-weighted composite of the 10 largest funds in the Lipper VUF Natural Resources fund classification. The index is rebalanced quarterly. Natural Resources funds are defined as funds that invest primarily in the equity securities of domestic and foreign companies engaged in natural resources. The Lipper Variable Underlying Funds Index has been added this year as a supplemental index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

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Past Performance: Fixed Income Portfolios

AST PIMCO Limited Maturity Bond Portfolio

Annual Returns

Best Quarter	Worst Quarter
3.00%(3rd quarter of 2007)	-1.36%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 years
Portfolio	1.12%	3.07%	4.44%
Merrill Lynch 1-3 Year Treasury Index*	6.61%	4.06%	4.71%
*The Merrill Lynch 1-3 Year Treasury Index is a sub-index of the Merrill Lynch Treasury Master Index. It includes issues in the form of publicly placed, coupon-bearing U.S. Treasury debt. Issues must carry a term to maturity of at least one year. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

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Fees and Expenses of the Portfolios

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios. Unless otherwise indicated, the fees and expenses shown below are based upon each Portfolio's expenses for the year ended December 31, 2008 and are expressed as a percentage of the average daily net assets of each Portfolio. Expenses may vary in future years.

The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets, in %)
	Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution (12b-1) Fees	Other Expenses[1],[5]	Acquired Portfolio Fees & Expenses [2]	Total Annual Portfolio Operating Expenses [3]
AST Small-Cap Growth	None	.90	None	.22	-	1.12
AST Small-Cap Value	None	.90	None	.18	-	1.08
AST T. Rowe Price Large-Cap Growth	None	.88	None	.13	-	1.01
AST Marsico Capital Growth	None	.90	None	.13	-	1.03
AST Large-Cap Value	None	.75	None	.12	-	.87
AST Cohen & Steers Realty	None	1.00	None	.17	-	1.17
AST T. Rowe Price Natural Resources	None	.90	None	.14	-	1.04
AST PIMCO Limited Maturity Bond	None	.65	None	.15	-	.80

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Example

The following Example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Because the following example does not include the effect of Contract charges, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus. The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio's total operating expenses remain the same (including the indirect expenses of any acquired portfolios in which the Portfolio invests), except for any contractual fee waivers and overall expense limitations that may be in effect for the one year period in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expense Example
	1 Year	3 Years	5 Years	10 Years
AST Small-Cap Growth	114	356	617	1,363
AST Small-Cap Value	110	343	595	1,317
AST T. Rowe Price Large-Cap Growth	103	322	558	1,236
AST Marsico Capital Growth	105	328	569	1,259
AST Large-Cap Value	89	278	482	1,073
AST Cohen & Steers Realty	119	372	644	1,420
AST T. Rowe Price Natural Resources	106	331	574	1,271
AST PIMCO Limited Maturity Bond	82	255	444	990

1 Shares of the Portfolios are generally purchased through variable insurance products. The Trust has entered into arrangements with the issuers of the variable insurance products offering the Portfolios under which the Trust compensates the issuers 0.10% for providing ongoing services to Portfolio shareholders in lieu of the Trust providing such services directly to shareholders. Amounts paid under these arrangements are included in "Other Expenses." Subject to the expense limitations set forth below, for each Portfolio of the Trust, except as described below, the Investment Managers have agreed to voluntarily waive a portion of the 0.10% administrative services fee, based on the average daily net assets of each Portfolio of the Trust, as set forth in the table below:

Average Daily Net Assets of Portfolio	Fee Rate Including Waiver
Up to and including $500 million	0.10% (no waiver)
Over $500 million up to and including $750 million	0.09%
Over $750 million up to and including $1 billion	0.08%
Over $1 billion	0.07%

2 Some of the Portfolios invest in other investment companies (the Acquired Portfolios), including the Dryden Core Investment Fund. Investors in a Portfolio indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown under "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios in which each Portfolio invested during the year ended December 31, 2008.

When a Portfolio's "Acquired Portfolio Fees and Expenses" are less that 0.01%, such expenses are included in the column titled "Other Expenses." This may cause the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables of such Portfolios.

3 Effective as of July 1, 2008, the Investment Managers have voluntarily agreed to waive a portion of their management fee and/or limit expenses (expressed as a percentage of average daily net assets) for certain Portfolios of the Fund, as set forth in the table below. These arrangements may be discontinued or otherwise modified at any time.

Portfolio	Fee Waiver and/or Expense Limitation
AST Large-Cap Value	0.84%
AST Cohen & Steers Realty	0.97%

4 The management fee rate shown in the "management fees" column is based on the indicated Portfolio's average daily net assets as of the fiscal year ended December 31, 2008, except that the fee rate shown does not reflect the impact of any contractual or voluntary management fee waivers that may be applicable and which would result in a reduction in the fee rate paid by the Portfolio. The management fee rate for certain Portfolios may include "breakpoints" which are reduced fee rates that are applicable at specified levels of Portfolio assets; the effective fee rates shown in the table reflect and incorporate any contractual fee "breakpoints" which may be applicable.

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MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Introduction

We describe each Portfolio's investment objective and policies on the following pages. We describe certain investment instruments that appear below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios.

Although we make every effort to achieve each Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Trustees can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Capital Growth Portfolios: Investment Objectives & Policies

AST Small-Cap Growth Portfolio

Investment Objective: long-term capital growth.

Principal Investment Policies and Risks:
The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies. The 80% investment requirement applies at the time the Portfolio invests its assets.

The Portfolio normally pursues its objective by investing primarily in the common stocks of small-capitalization companies. For purposes of the Portfolio, small-capitalization companies are generally those that have market capitalizations no larger than the largest capitalized company included in the Russell 2000® Growth Index at the time of the Portfolio's investment. The size of the companies in the Russell 2000® Growth Index and those on which the Subadviser intends to focus the Portfolio's investments will change with market conditions.

Eagle is responsible for managing the Portfolio's assets. Eagle uses extensive fundamental research to seek out rapidly growing, under-researched small cap companies trading at reasonable valuations. Such companies typically have accelerating earnings growth, a high or expanding return on equity, a competent management team with a strong ownership incentive and a positive catalyst such as an exciting new product, a management change or other restructuring.

Securities will generally be sold if they reach what is believed to be an unsustainable valuation, if their fundamentals deteriorate, if the original investment thesis proves to be incorrect or if the industry dynamics have negatively changed.

Because the Portfolio invests primarily in common stocks, the primary risk of investing in the Portfolio is that the value of the stocks it holds might decrease, and you could lose money. The prices of the securities in the Portfolios will fluctuate. These price movements may occur because of changes in the financial markets as a whole, a company's individual situation or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

Other Investments:
The Portfolio may invest to a lesser degree in types of securities other than common stocks, including preferred stocks, warrants, and convertible securities. In addition, the Portfolio may invest in the following types of securities and engage in the following investment techniques:

Foreign Securities. The Portfolio may invest up to 15% of its total assets in foreign securities. The Portfolio may invest directly in foreign securities denominated in foreign currencies, or may invest through depositary receipts or passive foreign investment companies. Generally, the same criteria are used to select foreign securities as domestic securities. American Depository Receipts and foreign issuers traded in the United States are not considered to be Foreign Securities for purposes of this investment limitation.

Futures, Options and Other Derivative Instruments. The Portfolio may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts, and may invest in options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products (collectively "derivative instruments"). The Portfolio may use derivative instruments to hedge the value of its portfolio against potential adverse movements in securities prices, currency exchange rates or interest rates.

Temporary Investments. When the Subadviser believes that market conditions are not favorable for profitable investing or when the

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Subadviser is otherwise unable to locate favorable investment opportunities, the Portfolio's investments may be hedged to a greater degree and/or its cash or similar investments may increase. In other words, the Portfolio does not always stay fully invested in stocks and other equity securities. The Portfolio's cash and similar investments may include high-grade commercial paper, certificates of deposit, repurchase agreements and money market funds managed by the Subadviser or others. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of capital growth will be limited.

AST Small-Cap Value Portfolio

Investment Objective: to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.

Principal Investment Policies and Risks:
The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies. Small capitalization companies are generally defined as stocks of companies with market capitalizations that are within the market capitalization range of the Russell 2000® Value Index. Securities of companies whose market capitalizations no longer meet the definition of small capitalization companies after purchase by the Portfolio will still be considered to be small capitalization companies for purposes of the Portfolio's policy of investing, under normal circumstances, at least 80% of the value of its assets in small capitalization companies.

The assets of the Portfolio are independently managed by four Subadvisers under a multi-manager structure. Pursuant to the multi-manager structure, the Investment Managers of the Portfolio determine and allocate a portion of the Portfolio's assets to each of the Subadvisers. The allocations will be reviewed by the Investment Managers periodically and may be altered or adjusted by the Investment Managers without prior notice. Such adjustments will be reflected in the annual update to this prospectus.

Although each Subadviser will follow the Portfolio's policy of investing, under normal circumstances, at least 80% of the Portfolio's assets in small capitalization companies, each Subadviser expects to utilize different investment strategies to achieve the Portfolio's objective of long-term capital growth. The current asset allocations and principal investment strategies for each Subadviser are summarized below:

J.P. Morgan follows a three-step process. First, a rigorous quantitative model is used to evaluate the prospects of each company in the investable universe and rank each company's relative attractiveness within its economic sector based on a number of factors including valuation and improving fundamentals. Next, the results of the quantitative model are reviewed and modified based on the fundamental stock and industry insights of the sector specific research and portfolio management teams. Finally, a disciplined, systematic portfolio construction process is employed to overweight the stocks that are the most attractive and underweight those stocks that are the least attractive, based on the rankings from the first two steps, while trying to minimize uncompensated risks relative to the benchmark.

Lee Munder seeks the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow or business franchises. The Subadviser's research team seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, Lee Munder generally looks to the following: (1) low price/earnings, price/book value or total capitalization/cash flow ratios relative to the company's peers; (2) low stock price relative to a company's underlying asset values; and (3) a sound balance sheet and other positive financial characteristics. The Subadviser then determines whether there is an emerging catalyst that will focus investor attention on the underlying assets of the company, such as takeover efforts, a change in management, or a plan to improve the business through restructuring or other means.

ClearBridge emphasizes individual security selection while spreading the Portfolio's investments among industries and sectors. ClearBridge uses both quantitative and fundamental methods to identify stocks of smaller capitalization companies it believes have a high probability of outperforming other stocks in the same industry or sector. ClearBridge uses quantitative parameters to select a universe of smaller capitalized companies that fit the Portfolio's general investment criteria. In selecting individual securities from within this range, the Subadviser looks for "value" attributes, such as low stock price relative to earnings, book value and cash flow and high return on invested capital. ClearBridge also uses quantitative methods to identify catalysts and trends that might influence the Portfolio's industry or sector focus, or the Subadviser's individual security selection.

Dremanseeks to provide a total return greater than that of the benchmark over time, to protect client capital during market downturns and to stay consistent in our low price-to-earnings ratio, contrarian value approach to investment management, while taking into consideration dividend yield. Dreman will seek to attain superior returns by using a contrarian value investment approach Dreman believes that it can attain superior performance by adhering to an investment strategy that is disciplined and has a demonstrated record of success. Dreman's investment strategy emphasizes stocks that offer unique investment values. The criterion

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used to identify such stocks include below average price-to-earnings, price-to-book, and/or price-to-cash flow ratios and above average dividend yields. Over the last 25 years, extensive studies, which date as far back as the 1930s, conducted by David Dreman and affiliates of Dreman, have led the Dreman to conclude that consistently applying disciplined value strategies yields superior long-term total returns.

Other Investments:
Although the Portfolio will invest primarily in U.S. common stocks, it may also purchase other types of securities, for example, preferred stocks, convertible securities, warrants and bonds when considered consistent with the Portfolio's investment objective and policies. The Portfolio may purchase preferred stock for capital appreciation where the issuer has omitted, or is in danger of omitting, payment of the dividend on the stock. Debt securities would be purchased in companies that meet the investment criteria for the Portfolio.

The Portfolio may invest up to 20% of its total assets in foreign securities, including American Depositary Receipts and securities of companies in developing countries, and may enter into forward foreign currency exchange contracts (the Portfolio may invest in foreign cash items in excess of this 20% limit). The Portfolio may enter into stock index or currency futures contracts (or options thereon) for hedging purposes or to provide an efficient means of regulating the Portfolio's exposure to the equity markets. The Portfolio may also write (sell) call and put options and purchase put and call options on securities, financial indices, and currencies. The Portfolio may invest up to 10% of its total assets in hybrid instruments, which combine the characteristics of futures, options and securities.

Temporary Investments. Up to 100% of the assets of the Portfolio may be invested temporarily in cash or cash equivalents in response to extraordinary adverse political, economic or stock market events. Temporary investments may include U.S. or foreign government obligations, commercial paper, bank obligations, and repurchase agreements. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of capital growth will be limited.

As of January 31, 2009, J.P. Morgan was responsible for managing approximately 24% of the Portfolio's assets, Lee Munder was responsible for managing approximately 32% of the Portfolio's assets, Clearbridge was responsible for managing approximately 19% of the Portfolio's assets and Dreman was responsible for managing approximately 25% of the Portfolio's assets.

The Investment Managers intend to reallocate the Portfolio's assets in the Second Quarter of 2009 among J.P. Morgan, Lee Munder and Clearbridge.Upon such reallocation of the Portfolio's assets, Dreman will no longer be responsible for managing any of the Portfolio's assets and it is expected that initially J.P. Morgan will be responsible for managing approximately 41.3% of the Portfolio's assets, Lee Munder will be responsible for managing approximately 33.5% of the Portfolio's assets and Clearbridge will be responsible for managing approximately 25.2% of the Portfolio's assets. It is expected that on or about July 31, 2009, the Portfolio's only Subadvisers will be J.P. Morgan, Lee Munder and ClearBridge.

AST T. Rowe Price Large-Cap Growth Portfolio

Investment Objective: to seek long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.

Principal Investment Policies and Risks:
The Portfolio takes a growth approach to investing and will normally invest at least 80% of its net assets in the common stocks of large companies. As noted earlier a large company is defined as one whose market cap is larger than the median market cap of companies in the Russell 1000® Growth Index. The Portfolio will not automatically sell or cease to purchase stock of a company it already owns just because the company's market capitalization falls below this level. The Subadviser generally looks for companies with an above-average rate of earnings growth and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth.

Because the Portfolio invests primarily in stocks, the Portfolio is subject to the risks associated with stock investments, and the Portfolio's share price therefore may fluctuate substantially. The Portfolio's share price will be affected by changes in the stock markets generally, and factors specific to a company or an industry will affect the prices of particular stocks held by the Portfolio (for example, poor earnings, loss of major customers, availability of basic resources or supplies, major litigation against a company, or changes in governmental regulation affecting an industry). The Portfolio's focus on large, more-established companies may mean that its level of risk is lower than a fund investing primarily in smaller companies. Because the Portfolio invests in a smaller number of securities than many other funds, changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's share price.

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Other Investments:
In addition to investing in equity securities, the Portfolio also may:

- invest up to 20% of its net assets in convertible securities;
- invest up to 10% of its net assets in rights or warrants;
- invest up to 15% of its total assets in foreign securities;
- purchase and sell exchange-traded index options and stock index futures contracts; and
- write covered exchange-traded call and put options on its securities up to 15% of its total assets, and purchase exchange-traded call and put options on common stocks up to, for all purchased options, 10% of its total assets.

American Depositary Receipts (ADRs) and other U.S.-dollar denominated securities of foreign companies are not considered foreign securities for purposes of the 15% limitation set forth above and may be purchased by the Portfolio.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

Temporary Investments. Although it does not expect to do so ordinarily, when business or financial conditions warrant the Portfolio may assume a temporary defensive position and invest in high-grade, short-term, fixed-income securities (which may include U.S. Government securities) or hold its assets in cash. The Portfolio's cash reserves may consist of U.S.-dollar and non-U.S. dollar currencies. The Portfolio may also invest in money market mutual funds managed by the Subadviser. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective may be limited.

AST Marsico Capital Growth Portfolio

Investment Objective: to seek capital growth. Income is not an investment objective and any income realized on the Portfolio's investments, therefore, will be incidental to the Portfolio's objective.

Principal Investment Policies and Risks:
The Portfolio invests primarily in the common stocks of large companies that are selected for their growth potential. Large companies are defined as those companies within the market capitalization range of the Russell 1000® Growth Index. The Portfolio will normally hold a core position of between 35 and 50 common stocks. The Portfolio may hold a limited number of additional common stocks at times when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions.

In selecting investments for the Portfolio, Marsico uses an approach that combines "top-down" macro-economic analysis with "bottom-up" stock selection.

The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

Marsico then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico may visit with various levels of a company's management, as well as with its customers and (as relevant) suppliers, distributors, and competitors. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth, current income and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

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Marsico may reduce or sell a Portfolio's investments in a company if, in the opinion of Marsico, the company's fundamentals change substantially, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential or current income potential, more attractive investment opportunities appear elsewhere, or for other reasons.

The core investments of the Portfolio generally may include established companies and securities that offer long-term growth potential. However, the Portfolio also may typically include securities of less mature companies, companies or securities with more aggressive growth characteristics, and companies undergoing significant changes such as the introduction of a new product line, the appointment of a new management team, or an acquisition.

The primary risk associated with investment in the Portfolio will be the risk that the equity securities held by the Portfolio will decline in value. The risk of the Portfolio is expected to be commensurate with that of other funds using a growth strategy to invest in the stocks of large and medium-sized companies.

Although it is the general policy of the Portfolio to purchase and hold securities for capital growth, changes in the Portfolio will be made as the Subadviser deems advisable. For example, portfolio changes may result from liquidity needs, securities having reached a desired price, or by reason of developments not foreseen at the time of the investment was made.

Special Situations. The Portfolio may invest in "special situations" from time to time. A "special situation" arises when, in the opinion of the Subadviser, the securities of a particular company will be recognized and increase in value due to a specific development, such as a technological breakthrough, management change or new product at that company. Investment in "special situations" carries an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Other Investments:
The Portfolio may also invest to a lesser degree in preferred stocks, convertible securities, warrants, and debt securities when the Portfolio perceives an opportunity for capital growth from such securities. The Portfolio may invest up to 10% of its total assets in debt securities, which may include corporate bonds and debentures and government securities.

The Portfolio may also purchase securities of foreign issuers including foreign equity and debt securities and depositary receipts . The foreign securities may include companies located in developing countries. Foreign securities are selected primarily on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. The Portfolio may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

Index/Structured Securities. The Portfolio may invest without limit in index/structured securities, which are debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed ( i.e. , their value may increase or decrease if the reference index or instrument appreciates). Index/structured securities may have return characteristics similar to direct investments in the underlying instruments, but may be more volatile than the underlying instruments. The Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer of the index/structured security.

Futures, Options and Other Derivative Instruments. The Portfolio may purchase and write (sell) options on securities, financial indices, and foreign currencies, and may invest in futures contracts on securities, financial indices, and foreign currencies, options on futures contracts, forward contracts and swaps and swap-related products. These instruments will be used primarily to hedge the Portfolio's positions against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Portfolio may also use derivative instruments for non-hedging purposes such as increasing the Portfolio's income or otherwise enhancing return.

Temporary Investments. Although the Subadviser expects to invest primarily in equity securities, the Subadviser may increase the Portfolio's cash position without limitation when the Subadviser believes that appropriate investment opportunities for capital growth with desirable risk/reward characteristics are unavailable. Cash and similar investments (whether made for defensive purposes or to receive a return on idle cash) will include high-grade commercial paper, certificates of deposit, discount notes and repurchase agreements. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of capital growth will be limited.

AST Large-Cap Value Portfolio

Investment Objective: to seek current income and long-term growth of income, as well as capital appreciation.

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Principal Policies and Risks:
The Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in large capitalization companies. Large capitalization companies are generally those that have market capitalizations, at the time of purchase, within the market capitalization range of the Russell 1000® Value Index. The 80% requirement applies at the time the Portfolio invests its assets. Some of these securities may be acquired in initial public offerings (IPOs). In addition to these principal investments, the Portfolio may invest up to 20% of its total assets in foreign securities.

The assets of the Portfolio are independently managed by three Subadvisers under a multi-manager structure. Pursuant to the multi-manager structure, the Investment Managers of the Portfolio determine and allocate a portion of the Portfolio's assets to each of the Subadvisers. The allocations will be reviewed by the Investment Managers periodically and may be altered or adjusted by the Investment Managers without prior notice. Such adjustments will be reflected in the annual update to this prospectus.

Although each Subadviser will follow the Portfolio's policy of investing, under normal circumstances, at least 80% of the Portfolio's assets in large capitalization companies, each Subadviser expects to utilize different investment strategies to achieve the Portfolio's objective of current income and long-term growth of income, as well as capital appreciation. The current asset allocations and principal investment strategies for each of the Subadvisers are summarized below:

Hotchkis and Wiley normally focuses on stocks that have a high cash dividend or payout yield relative to the market. Payout yield is defined as dividend yield plus net share repurchases. The Subadviser also may invest in stocks that don't pay dividends, but have growth potential unrecognized by the market or changes in business or management that indicate growth potential.

Eaton Vance normally invests primarily in value stocks of large-cap companies, which are common stocks that, in the Subadviser's opinion, are inexpensive or undervalued relative to the overall stock market. Investment decisions are made primarily on the basis of fundamental research and involve consideration of numerous factors, including quality of business franchises, financial strength, management capability and integrity, growth potential, valuation and earnings and cash flow capabilities. Many of these considerations are subjective. Eaton Vance intends to manage investment risk by maintaining broad issuer and industry diversification among its holdings, and by utilizing fundamental analysis of risk/return characteristics in securities selection. The Subadviser may sell a security when its price objective for the security is reached, the fundamentals of the company deteriorate, a security's price falls below acquisition cost or to pursue more attractive investment options.

As an alternative to holding foreign securities directly, the Portfolio may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the over-the-counter market (including depositary receipts which evidence ownership in underlying foreign stocks). Such investments are not subject to the 20% limitation on investing in foreign securities. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including political and economic risks. The Portfolio may also invest in other equity securities, including, but not limited to, convertible securities, preferred stock and real estate investment trusts.

Dreman seeks to provide a total return greater than that of the benchmark over time, to protect client capital during market downturns and to stay consistent in our low price-to-earnings ratio, contrarian value approach to investment management, while taking into consideration dividend yield. Dreman will seek to attain superior returns by using a contrarian value investment approach.

Dreman believes that it can attain superior performance by adhering to an investment strategy that is disciplined and has a demonstrated record of success. Dreman's investment strategy emphasizes stocks that offer unique investment values. The criterion used to identify such stocks include below average price-to-earnings, price-to-book, and/or price-to-cash flow ratios and above average dividend yields. Over the last 25 years, extensive studies, which date as far back as the 1930s, conducted by David Dreman and affiliates of Dreman, have led the Dreman to conclude that consistently applying disciplined value strategies yields superior long-term total returns.

Temporary Investments: In periods of uncertain market and economic conditions, the Portfolio may assume a defensive position with up to 100% of its assets temporarily held in cash. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective may be limited.

On or about April 1, 2009, Hotchkis and Wiley was responsible for managing approximately 15% of the Portfolio's assets, Eaton Vance was responsible for managing approximately 60% of the Portfolio's assets and Dreman was responsible for managing approximately 25% of the Portfolio's assets.

On or about May 1, 2009, the Investment Managersintend to reallocate the Portfolio's assets sothat Hotchkis and Wiley will be responsible for managing approximately 20% of the Portfolio's assets and Eaton Vance will be responsible for managing

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approximately 80% of the Portfolio's assets.Upon such reallocation of the Portfolio's assets, Dreman will no longer be responsible for managing any of the Portfolio's assets. It is expected that Hotchkis and Wiley and Eaton Vance will be the Portfolio's only subadvisers on or about July 31, 2009.

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Special Equity Portfolios: Investment Objectives & Policies

AST Cohen & Steers Realty Portfolio

Investment Objective: to maximize total return through investment in real estate securities.

Principal Investment Policies and Risks:
The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in securities of real estate related issuers. The Portfolio pursues its investment objective of maximizing total return by seeking, with approximately equal emphasis, capital growth and current income.

Generally, the equity securities of real estate related issuers will consist of:

  common stocks (including shares in real estate investment trusts),

  rights or warrants to purchase common stocks,

  securities convertible into common stocks where the conversion feature represents, in the Subadviser's view, a significant element of the securities' value, and preferred stocks.

Real estate related issuers include companies that derive at least 50% of revenues from the ownership, construction, financing, management or sale of real estate or that have at least 50% of assets in real estate. The Portfolio may invest up to 10% of its total assets in securities of foreign real estate companies.

Real estate companies may include REITs. REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains or losses by selling properties. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

As a fund that invests primarily in equity securities, the Portfolio will be subject to many of the same risks as other equity funds. The Portfolio also will be subject to certain risks related specifically to real estate securities, and may be subject to greater risk and share price fluctuation than other equity funds because of the concentration of its investments in a single industry.

While the Portfolio will not invest in real estate directly, securities of real estate companies may be subject to risks similar to those associated with the direct ownership of real estate. These include risks related to general and local economic conditions, dependence on management skill, heavy cash flow dependency, possible lack of available mortgage funds, overbuilding, extended vacancies of properties, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from environmental problems, casualty or condemnation losses, limitations on rents, and changes in neighborhood values, the appeal of properties to tenants and interest rates.

In general, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. In the event of a default by a borrower or lessee, a REIT may experience delays and may incur substantial costs in enforcing its rights as a mortgagee or lessor.

Non-Diversified Status. The Portfolio is classified as a "non-diversified" investment company under the 1940 Act, which means the Portfolio is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the Portfolio intends to meet certain diversification standards under the Internal Revenue Code that must be met to relieve the Portfolio of liability for Federal income tax if its earnings are distributed to shareholders. As a non-diversified fund, a price decline in any one of the Portfolio's holdings may have a greater effect on the Portfolio's value than on the value of a fund that is more broadly diversified.

Other Investments: The Portfolio may write (sell) put and covered call options and purchase put and call options on securities or stock indices that are listed on a national securities or commodities exchange. The Portfolio may buy and sell financial futures contracts, stock and bond index futures contracts, foreign currency futures contracts and options on the foregoing. The Portfolio may enter into forward foreign currency exchange contracts in connection with its investments in foreign securities. The Portfolio may also enter into short sales, which are transactions in which the Portfolio sells a security it does not own at the time of the sale in anticipation that the market price of the security will decline. The Subadviser expects that the Portfolio will use these techniques on a relatively infrequent basis.

Temporary Investments. When the Subadviser believes that market or general economic conditions justify a temporary defensive

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position, the Portfolio will invest all or a portion of its assets in high-grade debt securities, including corporate debt securities, U.S. government securities, and short-term money market instruments, without regard to whether the issuer is a real estate company. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of maximum total return will be limited. The Portfolio may also invest funds awaiting investment or funds held to satisfy redemption requests or to pay dividends and other distributions to shareholders in short-term money market instruments.

AST T. Rowe Price Natural Resources Portfolio

Investment Objective: to seek long-term capital growth primarily through the investment in common stocks of companies that own or develop natural resources (such as energy products, precious metals, and forest products) and other basic commodities.

Principal Investment Policies and Risks:
The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in the securities of natural resource companies. The 80% investment requirement applies at the time the Portfolio invests its assets.

The Portfolio invests primarily in the common stocks of natural resource companies whose earnings and tangible assets could benefit from accelerating inflation. The Portfolio also may invest in non-resource companies with the potential for growth. The relative percentages invested in natural resource and non-resource companies can vary depending on economic and monetary conditions and the Subadviser's outlook for inflation. When selecting stocks, the Subadviser looks for companies that have the ability to expand production, to maintain superior exploration programs and production facilities, and the potential to accumulate new resources. Natural resource companies in which the Portfolio invests generally own, develop, refine, service or transport resources, including energy sources, precious metals, nonferrous metals, forest products, real estate, diversified resources and other basic commodities that can be produced and marketed profitably when both labor costs and prices are rising.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or re-deploy assets into more promising opportunities.

As with all stock funds, the Portfolio's share price can fall because of weakness in one or more securities markets, particular industries or specific holdings. In addition, the Portfolio is less diversified than most stock funds and could therefore experience sharp price declines when conditions are unfavorable in the natural resources sector. For instance, since the Portfolio attempts to invest in companies that may benefit from accelerating inflation, low inflation could lessen returns. The rate of earnings growth of natural resource companies may be irregular because these companies are strongly affected by natural forces, global economic cycles and international politics. For example, stock prices of energy companies can fall sharply when oil prices fall. Real estate companies are influenced by interest rates and other factors.

Other Investments:
Although the Portfolio will invest primarily in U.S. common stocks, it may also purchase other types of securities, for example, preferred stocks, convertible securities and warrants, when considered consistent with the Portfolio's investment objective and policies. The Portfolio may purchase preferred stock or common stock for capital appreciation where the issuer has omitted, or is in danger of omitting, payment of the dividend on the stock, or is in default on its debt securities. The Portfolio may invest in debt securities, including up to 10% of its total assets in debt securities rated below investment grade. The Portfolio may invest in mortgage-backed securities, including stripped mortgage-backed securities. The Portfolio may invest up to 10% of its total assets in hybrid instruments, which combine the characteristics of futures, options and securities.

Foreign Securities. The Portfolio may invest up to 50% of its total assets in foreign securities, including American Depositary Receipts and securities of companies in developing countries, which offer increasing opportunities for natural resource-related growth. The Portfolio may enter into forward foreign currency exchange contracts in connection with its foreign investments. The Portfolio's investments in foreign securities, or even in U.S. companies with significant overseas investments, may decline in value because of declining foreign currencies or adverse political and economic events overseas, although currency risk may be somewhat reduced because many commodities markets are dollar based.

Futures and Options. The Portfolio may enter into stock index or currency futures contracts (or options thereon) for hedging purposes or to provide an efficient means of regulating the Portfolio's exposure to the equity markets. The Portfolio may write covered call options and purchase put and call options on foreign currencies, securities, and stock indices.

Temporary Investments. The Portfolio may establish and maintain cash reserves without limitation for temporary defensive purposes. The Portfolio's reserves may be invested in high-quality domestic and foreign money market instruments, including repurchase agreements and money market mutual funds managed by the Subadviser. The Portfolio's cash reserves may consist of U.S.-dollar and

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non U.S.-dollar currencies. Cash reserves also provide flexibility in meeting redemptions and paying expenses. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of long-term capital growth may be limited.

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Fixed Income: Inv Objectives and Policies

AST PIMCO Limited Maturity Bond Portfolio

Investment Objective: to seek to maximize total return, consistent with preservation of capital and prudent investment management.

Principal Investment Policies and Risks:
The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in fixed income investments which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The 80% investment requirement applies at the time the Portfolio invests its net assets.

Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, interest rate or maturity) that the Subadviser believes to be relatively undervalued. In selecting fixed income securities, the Subadviser uses economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other securities selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the Subadviser's outlook for the U.S. and foreign economies, the financial markets, and other factors. The management of duration (a measure of a fixed income security's expected life that incorporates its yield, coupon interest payments, final maturity and call features into one measure) is one of the fundamental tools used by the Subadviser.

The Portfolio will invest in fixed-income securities of varying maturities. The average portfolio duration of the Portfolio normally varies within a one- to three-year time frame based on the Subadviser's forecast for interest rates. The Portfolio may invest up to 10% of its total assets in fixed income securities that are rated below investment grade ("junk bonds") but are rated B or higher by Moody's Investors Services, Inc. ("Moody's") or equivalently by Standard & Poor's Corporation ("S&P") or Fitch (or, if unrated, determined by the Subadviser to be of comparable quality). The Portfolio may also invest up to 10% of its total assets in preferred stocks.

Generally, over the long term, the return obtained by a portfolio investing primarily in fixed income securities such as the Portfolio is not expected to be as great as that obtained by a portfolio investing in equity securities. At the same time, the risk and price fluctuation of a fixed income fund is expected to be less than that of an equity portfolio, so that a fixed income portfolio is generally considered to be a more conservative investment. However, the Portfolio can and routinely does invest in certain complex fixed income securities (including various types of mortgage-backed and asset-backed securities) and engage in a number of investment practices (including futures, swaps and dollar rolls) as described below, that many other fixed income funds do not utilize. These investments and practices are designed to increase the Portfolio's return or hedge its investments, but may increase the risk to which the Portfolio is subject.

Like other fixed income funds, the Portfolio is subject to market risk. Bond values fluctuate based on changes in interest rates, market conditions, investor confidence and announcements of economic, political or financial information. Generally, the value of fixed income securities will change inversely with changes in market interest rates. As interest rates rise, market value tends to decrease. This risk will be greater for long-term securities than for short-term securities. Therefore, the Portfolio's share price is expected to fluctuate less than the AST PIMCO Total Return Bond Portfolio, because its average duration will be shorter. Certain mortgage-backed and asset-backed securities and derivative instruments in which the Portfolio may invest may be particularly sensitive to changes in interest rates. The Portfolio is also subject to credit risk, which is the possibility that an issuer of a security (or a counterparty to a derivative contract) will default or become unable to meet its obligation. Generally, the lower the rating of a security, the higher its degree of credit risk.

The following paragraphs describe some specific types of fixed-income investments that the Portfolio may invest in, and some of the investment practices that the Portfolio will engage in.

U.S. Government Securities. The Portfolio may invest in various types of U.S. Government securities, including those that are supported by the full faith and credit of the United States; those that are supported by the right of the issuing agency to borrow from the U.S. Treasury; those that are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others that are supported only by the credit of the instrumentality.

Corporate Debt Securities. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including convertible securities and preferred stock. Debt securities may be acquired with warrants attached. The rate of return or return of principal on some debt obligations may be linked or indexed to exchange rates between the U.S. dollar and a foreign currency or currencies.

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While the Subadviser may regard some countries or companies as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply or legal or technical restrictions. In such cases, the Portfolio may consider equity securities or convertible bonds to gain exposure to such investments.

Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The interest rates on these securities are tied to other interest rates, such as money-market indices or Treasury bill rates, and reset periodically. While these securities provide the Portfolio with a certain degree of protection against losses caused by rising interest rates, they will cause the Portfolio's interest income to decline if market interest rates decline.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. The Portfolio may invest in inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

Event-Linked Bonds. Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent upon the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If the trigger event occurs, the Portfolio may lose all or a portion of the amount it invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Mortgage-Related and Other Asset-Backed Securities. The Portfolio may invest all of its assets in mortgage-backed and other asset-backed securities, including collateralized mortgage obligations and stripped mortgage-backed securities. The value of some mortgage-backed and asset-backed securities in which the Portfolio invests may be particularly sensitive to changes in market interest rates.

Reverse Repurchase Agreements and Dollar Rolls. In addition to entering into reverse repurchase agreements, the Portfolio may also enter into dollar rolls. In a dollar roll, the Portfolio sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The Portfolio forgoes principal and interest paid on the securities sold in a dollar roll, but the Portfolio is compensated by the difference between the sales price and the lower price for the future purchase, as well as by any interest earned on the proceeds of the securities sold. The Portfolio also could be compensated through the receipt of fee income. Reverse repurchase agreements and dollar rolls can be viewed as collateralized borrowings and, like other borrowings, will tend to exaggerate fluctuations in Portfolio's share price and may cause the Portfolio to need to sell portfolio securities at times when it would otherwise not wish to do so.

Foreign Securities. The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its total assets in securities of issuers based in developing countries (as determined by the Subadviser). The Portfolio may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures contracts, and enter into forward foreign currency exchange contracts for the purpose of hedging currency exchange risks arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.

Short Sales and Short Sales "Against the Box." Certain Portfolios may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Portfolio does not own declines in value. When a Portfolio makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. A Portfolio may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

A Portfolio secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to the uncovered short positions, a Portfolio is required to (1) deposit similar collateral with its custodian or otherwise segregate collateral on its records, to the extent that the value of the collateral in the aggregate is at all times equal to at least 100% of the current market value of the security sold short, or (2) a Portfolio must otherwise cover its short position. Depending on arrangements made with the broker-dealer from which

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the Portfolio borrowed the security, regarding payment over of any payments received by a Portfolio on such security, a Portfolio may not receive any payments (including interest) on its collateral deposited with such broker-dealer. Because making short sales in securities that it does not own exposes a Portfolio to the risks associated with those securities, such short sales involve speculative exposure risk. As a result, if a Portfolio makes short sales in securities that increase in value, it will likely underperform similar mutual Portfolios that do not make short sales in securities they do not own. A Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. There can be no assurance that a Portfolio will be able to close out a short sale position at any particular time or at an acceptable price. Although a Portfolio's gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

Certain Portfolios may also make short sales against-the-box. A short sale against-the-box is a short sale in which the Portfolio owns an equal amount of the securities sold short, or securities convertible or exchangeable for, with or without payment of any further consideration, such securities. However, if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration must be segregated ona Portfolio's records or with its Custodian.

Derivative Instruments. The Portfolio may purchase and write call and put options on securities, securities indices and on foreign currencies. The Portfolio may invest in interest rate futures contracts, stock index futures contracts and foreign currency futures contracts and options thereon that are traded on U.S. or foreign exchanges or boards of trade. The Portfolio may also enter into swap agreements with respect to foreign currencies, interest rates and securities indices. The Portfolio may use these techniques to hedge against changes in interest rates, currency exchange rates or securities prices or as part of its overall investment strategy.

Swap Agreements. The Portfolio may enter into interest rate, index, total return, credit and currency exchange rate swap agreements for the purposes of attempting to obtain a desired return at a lower cost than if the Portfolio had invested directly in an instrument that yielded the desired return. The Portfolio may also enter into options on swap agreements. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a "notional amount," i.e., a specified dollar amount that is hypothetically invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or "cap"; interest floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

The Portfolio may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. The Portfolio may be either the buyer or seller in a credit default swap transaction. If the Portfolio is a buyer and no event of default occurs, the Portfolio will lose its investment and recover nothing. However, if an event of default occurs, the Portfolio (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if the Portfolio had invested in the reference obligation directly.

Under most swap agreements entered into by the Portfolio, the parties' obligations are determined on a "net basis." Consequently, the Portfolio's obligations (or rights) under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party.

Whether the Portfolio's use of swap agreements will be successful will depend on the Subadviser's ability to predict that certain types of investments are likely to produce greater returns than other investments. Moreover, the Portfolio may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The swaps market is relatively new and is largely unregulated.

For purposes of applying the Portfolio's investment policies and restrictions (as stated in this Prospectus and the Fund's SAI) swap agreements are generally valued by the Portfolios at market value. In the case of a credit default swap sold by a Portfolio (i.e., where

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the Portfolio is selling credit default protection), however, the Portfolio will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Portfolios for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Collateralized Debt Obligations. The Portfolio may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolios as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Prospectus and the Fund's SAI (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

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MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS

Additional Investments & Strategies

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio's return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock, the cash value of common stock or some other security of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, convertible securities offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also "Swaps" defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also "Credit Default Swaps" defined above.

Derivatives — A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the "roll period," the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also "Swaps" defined below.

Event-Linked Bonds— Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also

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be subject to liquidity risk.

Foreign Currency Forward Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Illiquid Securities — An illiquid security is one that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Portfolio's net asset value. Each Portfolio (other than the Money Market Portfolio) generally may invest up to 15% of its net assets in illiquid securities. The Money Market Portfolio may invest up to 10% of its net assets in illiquid securities. Each Portfolio may purchase certain restricted securities that can be resold to institutional investors and which may be determined to be liquid pursuant to the procedures of the Portfolios. Those securities are not subject to the 15% and 10% limits. The 15% and 10% limits are applied as of the date the Portfolio purchases an illiquid security. It is possible that a Portfolio's holding of illiquid securities could exceed the 15% limit (10% for the Money Market Portfolio), for example as a result of market developments or redemptions.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. See also "Swaps" defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities— Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. The Portfolios may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies and mortgage-backed securities issued by government sponsored enterprises such as the Federal National Mortgage Association (Fannie Maes), the Government National Mortgage Association (Ginnie Maes) and debt securities issued by the Federal Home Loan Mortgage Company (Freddie Macs) that

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are not backed by the full faith and credit of the United States. The Portfolios may also invest in private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified "multiplier." Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Private Investments in Public Equity (PIPEs) — A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against the box involves selling a security that the Portfolio owns, or has the right to obtain without additional costs, for delivery at a specified date in the future. A Portfolio may make a short sale against the box to hedge against anticipated declines in the market price of a portfolio security. If the value of the security sold short increases instead, the Portfolio loses the opportunity to participate in the gain.

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Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also "Options" defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps — In a total return swap, payment (or receipt) of an index's total return is exchanged for the receipt (or payment) of a floating interest rate. See also "Swaps" defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

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HOW THE FUND IS MANAGED

Board of Trustees

The Board of Trustees of the Fund (the Board) oversees the actions of the Investment Managers and the Subadvisers and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

Investment Managers

AST Investment Services, Inc. (AST) One Corporate Drive, Shelton, Connecticut, and Prudential Investments LLC (PI) Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, serve as co-investment managers of the Fund.

The Fund's Investment Management Agreements, on behalf of each Portfolio, with AST and PI (the Management Agreements), provide that AST and PI (the Investment Managers) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The Investment Managers have engaged the Subadvisers to conduct, in whole or in part, the investment programs of the Portfolios, which generally includes the purchase, retention and sale of portfolio securities. The Investment Managers are responsible for monitoring the activities of the Subadvisers and reporting on such activities to the Board. The Fund has obtained an exemption from the Securities and Exchange Commission (the Commission) that permits the Investment Managers, subject to approval by the Board, to change Subadvisers for a Portfolio and to enter into new subadvisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a manner similar to the Fund) is intended to facilitate the efficient supervision and management of the Subadvisers by the Investment Managers and the Trustees. PI conducts the investment program for the Dynamic Asset Allocation Portfolios as described above. PI in conjunction with asset allocation Subadvisers, conducts the investment program for the Tactical Asset Allocation Programs as described above. As set forth above, PI also conducts the investment program for a portion of the assets of the Advanced Strategies Portfolio.

Under normal conditions, the Investment Managers will determine the division of the assets of the Portfolios among the applicable Subadvisers and PI. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided among the Subadvisers and PI as the Investment Managers deem appropriate. The Investment Managers may change the target allocation of assets among Subadvisers, transfer assets between Subadvisers, or change the allocation of cash inflows or cash outflows among Subadvisers for any reason and at any time without notice. As a consequence, the Investment Managers may allocate assets or cash flows from a portfolio segment that has appreciated more to another portfolio segment.

Reallocations of assets among the Subadvisers and PI may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because the Subadvisers and PI select portfolio securities independently, it is possible that a security held by a portfolio segment may also be held by another portfolio segment of the Portfolio or that certain Subadvisers or PI may simultaneously favor the same industry. The Investment Managers will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if a Subadviser or PI buys a security as another Subadviser or PI sells it, the net position of the Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Portfolio will have incurred additional costs. The Investment Managers will consider these costs in determining the allocation of assets or cash flows. The Investment Managers will consider the timing of asset and cash flow reallocations based upon the best interests of each Portfolio and its shareholders.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreements is available in the Fund's semi-annual report (for agreements approved during the six month period ended June 30) and in the Fund's annual report (for agreements approved during the six month period ended December 31).

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Investment Management Fees

The following chart lists the total effective annualized investment management fees paid by each Portfolio of the Fund to AST during 2008:

Investment Management Fees Paid by the Portfolios
Portfolio	Total investment management fees as % of average net assets[1]
AST Small-Cap Growth	.90
AST Small-Cap Value	.90
AST T. Rowe Price Large-Cap Growth	.88
AST Marsico Capital Growth	.90
AST Large-Cap Value	.74
AST Cohen & Steers Realty	.90
AST T. Rowe Price Natural Resources	.90
AST PIMCO Limited Maturity Bond	.65

Note to Investment Management Fees Table: 1Please refer to the Statement of Additional Information for contractual fee information for each of the portfolios.

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Investment Subadvisers

The Portfolios of the Fund each have one more or more investment Subadvisers providing the day-to-day investment management of the Portfolio. PI provides for the day-to-day investment management of the AST Dynamic Asset Allocation Portfolios. AST pays each investment Subadviser a subadvisory fee out of the fee that AST receives from the Fund. The investment Subadvisers for each Portfolio of the Fund are listed in the table below:

Portfolio	Investment Subadviser
AST Small-Cap Growth	Eagle Asset Management, Inc.
AST Small-Cap Value	J.P. Morgan Investment Management, Inc.
Lee Munder Investments, Ltd.
ClearBridge Advisors, LLC
Dreman Value Management, L.L.C.
AST T. Rowe Price Large-Cap Growth	T. Rowe Price Associates, Inc.
AST Marsico Capital Growth	Marsico Capital Management, LLC
AST Large-Cap Value	Hotchkis and Wiley Capital Management LLC
Eaton Vance Management
Dreman Value Management, L.L.C.
AST Cohen & Steers Realty	Cohen & Steers Capital Management, Inc.
AST T. Rowe Price Natural Resources	T. Rowe Price Associates, Inc.
AST PIMCO Limited Maturity Bond	Pacific Investment Management Company LLC

Descriptions of each Subadviser are set out below:

ClearBridge Advisors, LLC (ClearBridge) has offices at 620 8th Avenue, New York, New York, 10018. ClearBridge is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2008, ClearBridge had assets under management of approximately $49.9 billion.

Cohen & Steers Capital Management, Inc. (Cohen & Steers) is a manager of income-oriented equity portfolios specializing in U.S. and international real estate securities, large cap value stocks, utilities and listed infrastructure, and preferred securities.. As of December 31, 2008, Cohen & Steers managed approximately $15.1 billion in assets. Cohen & Steers is a wholly owned subsidiary of Cohen & Steers, Inc. ("CNS"), a publicly traded company whose common stock is listed on the New York Stock Exchange. Cohen & Steers' address is 280 Park Avenue, New York, New York 10017.

Dreman Value Management, L.L.C. (Dreman) had approximately $8.5 billion under management as of December 31, 2008. Dreman's offices are located at Harborside Financial Center, Plaza 10, Suite 800, Jersey City, NJ 07311. Dreman's address is 520 East Cooper Ave., Suite 230-4, Aspen, CO 81611. Dreman is an employee controlled and limited liability company with clients including, but not limited to, registered investment companies, separate accounts offered by variable annuity products, and individual investor accounts.

Eagle Asset Management, Inc. (Eagle) is a wholly-owned subsidiary of Raymond James Financial, Inc. that was founded in 1976. Eagle employs approximately 39 investment professionals, and has approximately $11.3 billion in assets under management as of December 31, 2008. Eagle's address is 880 Carillon Parkway, St. Petersburg, Florida 33716.

Eaton Vance Management is one of the oldest financial services firms in the United States, with a history dating to 1924. Eaton Vance was created in 1979 by the merger of two Boston-based investment management companies - Eaton Howard, Inc. (founded in 1924) and Vance Sanders Company, Inc. (founded in 1934). As such, Eaton Vance is the product of a union between two Boston-based money managers whose roots date to the founding days of the U.S. investment management industry. The principal address of Eaton Vance is Two International Place, Boston, Massachusetts 02110. As of December 31, 2008, Eaton Vance and its affiliates had approximately $124.9 billion in assets under management.

Hotchkis and Wiley Capital Management LLC (Hotchkis and Wiley) is a registered investment adviser, the primary members of which are HWCap Holdings, a limited liability company whose members are current and former employees of Hotchkis and Wiley and Stephens-HW, LLC, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company. As of December 31, 2008, Hotchkis and Wiley had approximately $10.8 billion in assets under management. Hotchkis and Wiley's address is 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017-5439.

J.P. Morgan Investment Management Inc. (J.P. Morgan) is an indirect wholly-owned subsidiary of J.P. Morgan Chase Co., a publicly held bank holding company and global financial services firm. JP Morgan manages assets for governments, corporations, endowments, foundations and individuals worldwide. As of December 31, 2008, J.P. Morgan and its affiliated companies had

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approximately $1.1 trillion in assets under management worldwide. J.P. Morgan's address is 245 Park Avenue, New York, New York 10167.

Lee Munder Investments, Ltd. (Lee Munder) was founded in 2000 and is 80% owned by its employees with the remainder of the firm owned by Castanea Partners. As of December 31, 2008, Lee Munder managed approximately $3.0 billion in assets. Lee Munder's address is 200 Clarendon Street, Boston, Massachusetts 02116.

Marsico Capital Management, LLC (MCM) was organized in September 1997 as a registered investment adviser and is an independently-owned investment management firm. MCM provides investment services to mutual funds and private accounts and, as of December 31, 2008, had approximately $56 billion under management. Thomas F. Marsico is the founder, Chief Executive Officer and Chief Investment Officer of MCM. MCM's address is 1200 17th Street, Suite 1600, Denver, CO 80202.

Pacific Investment Management Company LLC (PIMCO) a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P., ("AGI LP"). Allianz SE ("Allianz SE") is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company. As of December 31, 2008, PIMCO managed $747 billion in assets. PIMCO's address is 840 Newport Center Drive, Newport Beach, California 92660.

T. Rowe Price Associates, Inc. (T. Rowe Price) and its affiliates managed approximately $276.3 billion in assets as of December 31, 2008. T. Rowe Price's address is 100 East Pratt Street, Baltimore, Maryland 21202.

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Portfolio Managers

Information about the portfolio managers responsible for the day-to-day management of the Fund's Portfolios is set forth below.

In addition to the information set forth below, the Fund's SAI provides additional information about each Portfolio Manager's compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager's ownership of shares of the Fund's Portfolios.

AST Small-Cap Growth Portfolio

The portfolio manager primarily responsible for management of the Portfolio is Bert L. Boksen, CFA. Mr. Boksen is Senior Vice President and Managing Director of Eagle. He earned a B.A. in Business from City College of New York in 1970, and an M.B.A. in Finance from St. John's University in 1977. Mr. Boksen is a Chartered Financial Analyst. Since January 2002, Mr. Boksen has served as Manager and President of EB Management I, LLC, general partner of Investment Partnership. Since April 1995, Mr. Boksen has served as Senior Vice President of Eagle Asset Management,Inc. He has portfolio management responsibilities for the Small Cap Growth Equity accounts. Mr. Boksen was appointed Managing Director of Eagle in June 1999. Prior to joining Eagle, Mr. Boksen was Senior Vice President and Chief Investment Officer of Raymond James Associates, Inc., where he was Chairman of the Raymond James Focus Committee. Mr. Boksen has been a registered representative of Raymond James Associates, Inc., since 1979.

Mr. Bosken is assisted by Eric Mintz, CFA. Mr. Mintz is an Assistant Portfolio Manager for Small Cap Growth equity accounts. Mr. Mintz joined Eagle in 2005 as a Senior Research Analyst and brings 12 years of investment experience as an analyst and research associate. He holds a B.A. in economics from Washington and Lee University and earned his M.B.A. from the University of Southern California. Mintz received his Chartered Financial Analyst designation in 2000.

AST Small-Cap Value Portfolio

J.P. Morgan Segment. The portfolio managers responsible for day-to-day management of the portion of the Portfolio managed by JP Morgan are Christopher T. Blum and Dennis S. Ruhl.

Christopher T. Blum, managing director, is the CIO of the U.S. Behavioral Finance Group. An employee since 2001, Chris is responsible for the Intrepid and Behavioral Small Cap strategies. Chris rejoined the firm in 2001 where he acted as a portfolio manager and headed the U.S. Behavioral Finance Small Cap Equity Group. Before rejoining the firm in 2001, Chris spent two years as a research analyst responsible for the valuation and acquisition of private equity assets at Pomona Capital. Prior to that, he spent over three years in the U.S. Structured Equity Group at J.P. Morgan where he focused on structured small-cap core and small-cap value accounts. Christopher earned his B.B.A. in finance at the Bernard M. Baruch School for Business and is a holder of the CFA designation.

Dennis S. Ruhl, vice president, is the head of the U.S. Behavioral Finance Small Cap Equity Group. A member of the team since 2001, Dennis also acts as a portfolio manager and leads the group's quantitative research effort. An employee since 1999, Dennis previously worked on quantitative equity research (focusing on trading) as well as business development. Dennis holds dual bachelor's degrees in mathematics and computer science and a master's degree in computer science, all from MIT. Dennis is the former New York and National Chair of the Board of Minds Matter, a non-profit mentoring organization. He is also a board member of the MIT Club of New York and Regional Vice Chair of the MIT Educational Council. Dennis is a CFA charterholder.

Lee Munder Segment. R. Todd Vingers serves as the portfolio manager for the portion of the Portfolio managed by Lee Munder. Mr. Vingers joined Lee Munder in June 2002 as a small cap value portfolio manager. Mr. Vingers has over 18 years of investment experience and most recently served as vice president and senior portfolio manager for American Century Investments. Prior to joining American Century Investments, Mr. Vingers was a valuation analyst for the Hawthorne Company. Mr. Vingers earned a B.A. from the University of St. Thomas and an M.B.A. from the University of Chicago Graduate School of Business. Mr. Vingers is a member of the Institute of Chartered Financial Analysts and the Association for Investment Management and Research (AIMR). Mr. Vingers has managed the Portfolio since Lee Munder became one of its Subadvisers in November 2004.

ClearBridge Segment. Peter Hable is the lead portfolio manager and is assisted by a team of portfolio managers that includes Mark Bourguignon, Marina Chinn, Mark Feasey and Michael Kang, each of whom is a director and portfolio analyst of the Subadviser.

Mr. Hable is ultimately responsible for all buy and sell decisions and sector allocations.Mr. Hable has more than 26 years of investment industry experience and has managed the ClearBridge portion of the Portfolio since December 2005. Mr. Hable has a B.S. in Economics from Southern Methodist University and an MBA from the University of Pennsylvania's Wharton School of Finance.

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Mark Bourguignon joined the Subadviser its predecessor companies in 2003 and has 10 years of investment industry experience. From 2001 to 2002, he was a research analyst at Option Advantage Partners, LP.

Mark Feasey, CFA, joined the Subadviser or its predecessor companies in 2005 and has 11 years of investment industry experience. From 2002 to 2005, he was an equity analyst at Hotchkis and Wiley Capital Management.

Marina Chinn joined the Subadviser or its predecessor companies in June 2005 and has 6 years of investment industry experience. From January to March 2005, she was a vice president and investment banker at Citigroup Global Corporate and Investment Bank ("Citigroup") and from August 2001 to December 2004, she was an associate and investment banker at Citigroup.

Michael Kang joined the Subadviser or its predecessor companies in 2004 and has 9 years of investment industry experience. In January 2003, Mr. Kang joined Carlin Financial Group as a proprietary trader and prior to that, he was a global technology analyst at Montgomery Asset Management.

Dreman Segment. David N. Dreman, E. Clifton Hoover, Jr., CFA, and Mark Roach manage the portion of the Portfolio assigned to Dreman. David N. Dreman is the Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and Co-Lead Portfolio Manager. Mr. Dreman began his investment career in 1957, and is the founder of Dreman Value Management, L.L.C. Mr. Dreman serves as the co-lead portfolio manager. Mr. Dreman founded his first investment firm, Dreman Value Management, Inc., in 1977 and served as its President and then Chairman to 1995, followed by a similar role at Dreman Value Advisors, Inc. from 1995 to 1997.

E. Clifton Hoover, Jr., CFA has over 20 years of experience in the investment management industry. He has built his career on the low P/E approach to investing, that is at the center of the Dreman philosophy. Prior to joining Dreman Value Management, L.L.C. Mr. Hoover was a Managing Director and Portfolio Manager at NFJ Investment Group. In this role Mr. Hoover managed a Dividend Value portfolio and Small Cap portfolio. In addition, he assisted with consultant relationship building and retail channel support for both mutual fund and wrap accounts. Mr. Hoover also has experience from Credit Lyonnais where he was responsible for the financial analysis and client servicing of a $5 billion diversified corporate portfolio, involving various debt instruments and equity investments. At Citibank Financial where he worked earlier in his career, Mr. Hoover gained experience as a Financial Analyst. In this position he was responsible for the in-depth financial analysis of US companies and their respective industries with regard to potential debt or equity transactions. At RepublicBank where Mr. Hoover began his career in finance he worked as a Credit Analyst a progressed up the ranks to Vice President of Corporate Banking. Mr. Hoover graduated from Texas Tech University in 1984 with his BBA in Finance. He then went on to complete his MS in Finance at Texas Tech the following year.

Mark Roach is a Managing Director of Dreman. Mark Roach joined Dreman Value Management in November 2006 as a Managing Director and Portfolio Manager of Small and Mid Cap products. Prior to joining Dreman, Mr. Roach was a Portfolio Manager at Vaughan Nelson Investment Management, managing a small cap product from 2002 through 2006. In April of 2006, Mr. Roach was also given the responsibility for the management of the newly seeded MidCap product with approximately $770 million in assets which was benchmarked against the Russell Mid Cap Value Index and the Russell 2500 Value Index. Mr. Roach has significant experience in working with institutions, pensions and endowments and is well known in the consulting and high net worth community. Mr. Roach served as a security analyst from 1997 to 2001 for various institutions including Fifth-Third Bank, Lynch, Jones Ryan and USAA. Mr. Roach also serves as a Board Member on the Rice University Wright Fund since 2003. He has an MBA from the University of Chicago's Graduate School of Business and a bachelors Degree from the Baldwin Wallace College.

AST T. Rowe Price Large-Cap Growth Portfolio

T. Rowe Price manages the Portfolio through an Investment Advisory Committee. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program.Robert Sharps is the Investment Advisory Committee Member responsible for the Portfolio.

Mr. Sharps is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He is also the lead Portfolio Manager on the Large-Cap Growth Strategy Team in the Equity Division. Mr. Sharps serves as Vice President and an Investment Advisory Committee member of the Growth Stock Fund, Blue Chip Growth Fund, Global Stock Fund, and New America Growth Fund. He is also a member of the Investment Advisory Committee of the Tax-Efficient Growth Fund. Prior to joining the firm in 1997, Mr. Sharps was a Senior Consultant at KPMG Peat Marwick. He earned a B.S., summa cum laude, in Accounting from Towson University and an M.B.A. in Finance from the Wharton School, University of Pennsylvania. Mr. Sharps has also earned the Chartered Financial Analyst and Certified Public Accountant accreditations.

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AST Marsico Capital Growth Portfolio

Thomas F. Marsico is the founder, Chief Executive Officer, and Chief Investment Officer of MCM.

AST Large-Cap Value Portfolio

Hotchkis and Wiley Segment. Hotchkis and Wiley manages institutional separate accounts and is the advisor and sub-advisor to mutual funds, including the Portfolio. The investment process employed is the same for similar accounts, including the Portfolio and is team-based utilizing primarily in-house, fundamental research. The investment research staff is organized by industry and sector and supports all of the accounts managed in each of the Hotchkis and Wiley investment strategies. Portfolio coordinators for each strategy ensure that the best thinking of the investment team is reflected in the "target portfolios". Investment ideas for the Portfolio are generated by Hotchkis' investment team. Hotchkis and Wiley has identified the portfolio managers with the most significant responsibility for the Portfolio. The list does not include all members of the investment team.

George Davis, Judd Peters, Scott McBride, Patricia McKenna and Sheldon Lieberman participate in the investment research review and decision-making process for the Portfolio. Mr. McBride, Mr. Peters and Mr. Davis coordinate the day to day management of the Portfolio. Mr. Davis, Principal, Portfolio Manager and Chief Executive Officer, joined Hotchkis' investment team in 1988. Mr. Peters, Portfolio Manager, joined Hotchkis' investment team in 1999. Mr. McBride, Portfolio Manager, joined Hotchkis' investment team in 2001. Ms. McKenna, Principal and Portfolio Manager, joined Hotchkis' investment team in 1995. Mr. Lieberman, Principal and Portfolio Manager, joined Hotchkis' investment team in 1994.

Eaton Vance Segment. Michael Mach manages the portion of the Portfolio assigned to Eaton Vance.

Michael R. Mach, CFA, is a Vice President of Eaton Vance Management. Mr. Mach joined Eaton Vance in 1999 from Robertson Stephens, where he held the position of managing director and senior analyst of the Industrial Opportunities research product since 1998. From 1996-1998, he served as managing director and senior analyst of Piper Jaffray's Industrial Select research product. In addition, from 1989-1996, Mr. Mach served as a Senior Vice President at Putnam Investments, with responsibilities that included equity analysis, mutual fund and institutional account management. Mr. Mach's prior experience also includes analyst and portfolio manager positions with Freedom Capital from 1987-1989, Gardner Preston Moss from 1985-1987 and Delaware Investment Advisors from 1978-1985.

Mr. Mach earned a B.B.A. in marketing and psychology from the University of Wisconsin, an M.A. in social sciences and an M.B.A. with concentrations in finance, economics and international business from the University of Chicago.

Dreman Segment. David N. Dreman and E. Clifton Hoover, Jr., CFA manage the portion of the Portfolio assigned to Dreman.

David N. Dreman is the Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and Co-Lead Portfolio Manager. Mr. Dreman began his investment career in 1957, and is the founder of Dreman Value Management, L.L.C. Mr. Dreman serves as the co-lead portfolio manager. Mr. Dreman founded his first investment firm, Dreman Value Management, Inc., in 1977 and served as its President and then Chairman to 1995, followed by a similar role at Dreman Value Advisors, Inc. from 1995 to 1997.

E. Clifton Hoover, Jr., CFA has over 20 years of experience in the investment management industry. He has built his career on the low P/E approach to investing, that is at the center of the Dreman philosophy. Prior to joining Dreman Value Management, L.L.C. Mr. Hoover was a Managing Director and Portfolio Manager at NFJ Investment Group. In this role Mr. Hoover managed a Dividend Value portfolio and Small Cap portfolio. In addition, he assisted with consultant relationship building and retail channel support for both mutual fund and wrap accounts. Mr. Hoover also has experience from Credit Lyonnais where he was responsible for the financial analysis and client servicing of a $5 billion diversified corporate portfolio, involving various debt instruments and equity investments. At Citibank Financial where he worked earlier in his career, Mr. Hoover gained experience as a Financial Analyst. In this position he was responsible for the in-depth financial analysis of US companies and their respective industries with regard to potential debt or equity transactions. At RepublicBank where Mr. Hoover began his career in finance he worked as a Credit Analyst a progressed up the ranks to Vice President of Corporate Banking. Mr. Hoover graduated from Texas Tech University in 1984 with his BBA in Finance. He then went on to complete his MS in Finance at Texas Tech the following year.

AST Cohen & Steers Realty Portfolio

The portfolio managers responsible for the day-to-day management of the Portfolio are: Martin Cohen, Robert H. Steers, Joseph M. Harvey and Jon Y. Cheigh, CPA.

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Martin Cohen, co-chairman and co-CEO, is a senior portfolio manager for all of Cohen & Steers' portfolios and a member of the firm's investment committee. He has 31 years of experience. Prior to co-founding the firm in 1986 with Mr. Steers, Mr. Cohen was a senior vice president and portfolio manager at National Securities and Research Corporation from 1984 to 1986, where, in 1985, he and Mr. Steers organized and managed the nation's first real estate securities mutual fund. Mr. Cohen has a BS degree from the City College of New York and an MBA degree from New York University. He has served as a member of the Board of Governors of the National Association of Real Estate Investment Trusts. In 2001, he was the recipient of the National Association of Real Estate Investment Trusts Industry Achievement Award. He is based in New York.

Robert H. Steers, co-chairman and co-CEO, is a senior portfolio manager for all of Cohen & Steers' portfolios and a member of the firm's investment committee. He has 30 years of experience. Prior to co-founding the firm in 1986 with Mr. Cohen, Mr. Steers was a senior vice president and the chief investment officer of National Securities and Research Corporation from 1982 to 1986, where, in 1985, he and Mr. Cohen organized and managed the nation's first real estate securities mutual fund. Mr. Steers has a BS degree from Georgetown University and an MBA degree from George Washington University. He is based in New York.

Joseph M. Harvey, president, is global chief investment officer and senior portfolio manager for all of Cohen & Steers' portfolios and a member of the firm's investment committee. He has 20 years of experience. Prior to joining the firm in 1992, Mr. Harvey was a vice president with Robert A. Stanger Co. for five years, where he was an analyst specializing in real estate and related securities for the firm's research and consulting activities. Mr. Harvey has a BSE degree from Princeton University. He is based in New York.

Jon Y. Cheigh, CPA, senior vice president, is a portfolio manager for Cohen & Steers' U.S. Realty Total Return portfolios. He has 12 years of experience. Prior to joining the firm in 2005, Mr. Cheigh was a vice president and senior REIT analyst for two years at Security Capital Research Management. Previously, he was a vice president of real estate acquisitions at InterPark and an acquisitions associate at Urban Growth Property Trust, two privately held REITs. Mr. Cheigh has a BA cum laude from Williams College and an MBA degree from the University of Chicago. He is based in New York. He has been managing the Portfolio since March 2008.

Cohen & Steers utilizes a team-based approach in managing the Fund. Mr. Cohen, Mr. Steers and Mr. Harvey are the leaders of this team. Mr. Cheigh directs and supervises the execution of the Fund's investment strategy.

AST T. Rowe Price Natural Resources Portfolio

T. Rowe Price manages the Portfolio through an Investment Advisory Committee. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program.Charles M. Ober is the Investment Advisory Committee Chairman for the Portfolio.

Mr. Ober is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He is also a Portfolio Manager and Research Analyst in the Equity Division. As an analyst, he covers global energy majors. Mr. Ober is President of the T. Rowe Price New Era Fund and Chairman of the Fund's Investment Advisory Committee. He also serves as a Vice President and Investment Advisory Committee member of the T. Rowe Price Real Estate Fund and Global Stock Fund. Before joining the firm in 1980, Mr. Ober was employed as an Equity Analyst with Morgan Guaranty Trust in New York for five years, during which period he followed 12 industries. Mr. Ober earned a B.A. from Cornell University and an M.B.A. in Finance from Columbia University. He has also earned the Chartered Financial Analyst accreditation.

AST PIMCO Limited Maturity Bond Portfolio

Paul A. McCulley is a Managing Director, generalist portfolio manager, member of the investment committee and head of PIMCO's Short-Term Desk. He also leads PIMCO's Cyclical Economic Forum and is author of the monthly research publication Global Central Bank Focus. Mr. McCulley joined the firm in 1999, previously serving as Chief Economist for the Americas for UBS Warburg. From 1996 and 1998, he was named to six seats on the Institutional Investor All-America Fixed Income Research team. He has over twenty years of investment experience and holds a bachelor's degree from Grinnell College and an MBA from Columbia University Graduate School of Business.

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HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS

Purchasing and Redeeming Shares of the Portfolios

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Redemption in Kind

The Fund may pay the redemption price to shareholders of record (generally, the insurance company separate accounts holding Fund shares) in whole or in part by a distribution in-kind of securities from the relevant investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission (SEC) and procedures adopted by the Fund's Board of Trustees. Securities will be readily marketable and will be valued in the same manner as in a regular redemption.

If shares are redeemed in kind, the recipient will incur transaction costs in converting such assets into cash. These procedures govern the redemption by the shareholder of record, generally an insurance company separate account. The procedures do not affect payments by an insurance company to a contract owner under a variable contract.

Frequent Purchases or Redemptions of Portfolio Shares

The Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the "PI funds"). Frequent purchases and redemptions may adversely affect the investment performance and interests of long-term investors in the Portfolios. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This may cause the PI funds to sell Portfolio securities at inopportune times, hurting their investment performance. When large dollar amounts are involved, frequent trading can also make it difficult for the PI funds to use long-term investment strategies because they cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased transaction and tax costs.

Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor's frequent trading strategies.

The Boards of Directors/Trustees of the PI funds, including the Fund, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Fund are limited, however, because the Fund does not directly sell its shares directly to the public. Instead, Portfolio shares are sold only to insurance company separate accounts that fund variable annuity contracts and variable life insurance policies (together, the "contracts"). Therefore, the insurance companies purchasing Portfolio shares (the "participating insurance companies"), not the Fund, maintain the individual contract owner account records. Each participating insurance company submits to the Fund's transfer agent daily aggregate orders combining the transactions of many contract owners. Therefore, the Fund and its transfer agent do not monitor trading by individual contract owners.

Under the Fund's policies and procedures, the Fund has notified each participating insurance company that the Fund expects the insurance company to impose restrictions on transfers by contract owners. The current participating insurance companies are Prudential and two insurance companies not affiliated with Prudential. The Fund may add additional participating insurance companies in the future. The Fund receives reports on the trading restrictions imposed by Prudential on variable contract owners investing in the Portfolios, and the Fund monitors the aggregate cash flows received from unaffiliated insurance companies. In addition, the Fund has entered shareholder information agreements with participating insurance companies as required by Rule 22c-2 under the Investment Company Act. Under these agreements, the participating insurance companies have agreed to: (i) provide certain information regarding contract owners who engage in transactions involving Portfolio shares and (ii) execute any instructions from the Fund to restrict or prohibit further purchases or exchanges of Portfolio shares by contract owners who have been identified by the Fund as having engaged in transactions in Portfolio shares that violate the Fund's frequent trading policies and procedures. The

61

Fund and its transfer agent also reserve the right to reject all or a portion of a purchase order from a participating insurance company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.

The Fund also employs fair value pricing procedures to deter frequent trading. Those procedures are described in more detail under "Net Asset Value," below.

Each Fund of Funds invests primarily or exclusively in other Portfolios of the Trust that are not operated as Funds of Funds. These portfolios in which the Funds of Funds invest are referred to as Underlying Trust Portfolios. The policies that have been implemented by the participating insurance companies to discourage frequent trading apply to transactions in Funds of Funds shares. Transactions by the Funds of Funds in Underlying Trust Portfolio shares, however, are not subject to any limitations and are not considered frequent or short-term trading. For example, the Funds of Funds may engage in significant transactions in Underlying Trust Portfolio shares in order to: (i) change their investment focus, (ii) rebalance their investments to match the then-current asset allocation mix, (iii) respond to significant purchases or redemptions of Fund of Funds shares, or (iv) respond to changes required by the underlying contracts. These transactions by the Funds of Funds in Underlying Trust Portfolio shares may be disruptive to the management of an Underlying Trust Portfolio because such transactions may: (i) cause the Underlying Trust Portfolio to sell portfolio securities at inopportune times to have the cash necessary to pay redemption requests, hurting their investment performance, (ii) make it difficult for the Subadvisers for the Underlying Trust Portfolios to fully implement their investment strategies, and (iii) lead to increased transaction and tax costs.

The AST Bond Portfolios 2015, 2018, and 2019, the AST Investment Grade Bond Portfolio and certain other Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for the participating insurance companies to manage the guarantees offered in connection with these benefit programs, the insurance companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values (referred to in this Prospectus as the Permitted Sub-Accounts) and (ii) require contract holders to participate in certain specialized asset transfer programs. Under these asset transfer programs, the participating insurance companies will monitor each contract owner's account value from time to time and, if necessary, will systematically transfer amounts among the Permitted Sub-Accounts as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable.

As an example of how these asset transfer programs will operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract holder's account value within the Permitted Sub-Accounts) and certain market return scenarios involving "flat" returns over a period of time may cause participating insurance companies to transfer some or all of such contract owner's account value to a Target Maturity Portfolio or the AST Investment Grade Bond Portfolio. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by assets in investments like the Target Maturity Portfolios or the AST Investment Grade Bond Portfolio.

The above-referenced asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs. Such asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant investment adviser or Subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or Subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and the participating insurance companies to prevent such trading, there is no guarantee that the Fund or the participating insurance companies will be able to identify these investors or curtail their trading practices. Therefore, some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading. The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.

For information about the trading limitations applicable to you, please see the prospectus for your contract or contact your insurance company.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary

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markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Fund's portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Trustees. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the U.S., because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

The Fund may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security's published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market.

Fair value pricing procedures are designed to result in prices for a Portfolio's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio's NAV by short-term traders.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $1 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio's NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All short-term debt securities held by the Money Market Portfolio are valued at amortized cost. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund's Board of Trustees has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

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Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a Subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a Subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A Subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Valuation of Private Real Estate-Related Investments. Private real estate-related investments owned by the Global Real Estate Portfolio will be fair valued each day using a methodology set forth in Valuation Policies and Procedures adopted by the Board of the Trust that incorporate periodic independently appraised values of the properties and include an estimate each day of net operating income (which reflects operating income and operating losses) for each property. Estimates of net operating income are adjusted monthly on a going forward basis as actual net operating income is recognized monthly.

An appraisal is an estimate of market value and not a precise measure of realizable value. Generally, appraisals will consider the financial aspects of a property, market transactions and the relative yield for an asset measured against comparable real estate investments. On any day, PREI may recommend to the Board's Valuation Committee an adjustment to the value of a private real estate-related investment based on market events or issuer-specific events that have increased or decreased the realizable value of the security. For example, adjustments may be recommended by PREI for events indicating an impairment of a borrower's or lessee's ability to pay amounts due or events which affect property values of the surrounding area. Other major market events for which adjustments may be recommended by PREI include changes in interest rates, domestic or foreign government actions or pronouncements, suspended trading or closings of stock exchanges, natural disasters or terrorist attacks. There can be no assurance that the factors for which an adjustment may be recommended by PREI will immediately come to the attention of PREI.

Appraised values do not necessarily represent the price at which real estate would sell since market prices of real estate can only be determined by negotiation between a willing buyer and seller. The realizable market value of real estate depends to a great extent on economic and other conditions beyond the control of the Global Real Estate Portfolio.

Distributor

The Trust currently sells its shares only to insurance company separate accounts to fund variable annuity and variable life insurance contracts. The Trust has no principal underwriter or distributor.

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OTHER INFORMATION

Federal Income Taxes

Each Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Portfolio's income, gains, losses, deductions, and credits are "passed through" pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Fund, including the application of state and local taxes.

Monitoring for Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of each Portfolio's portfolio securities is included in the Fund's SAI and on the Fund's website.

Legal Proceedings

On April 17, 2009, AST, one of the Investment Managers of the Fund, settled separate administrative proceedings brought by the SEC and the New York Attorney General's Office ("NYAG") regarding market timing activities of AST related to certain variable annuities and the Fund. The settlements relate to conduct that generally occurred between January 1998 and September 2003. Prudential Financial, Inc. ("Prudential Financial") acquired AST, formerly named American Skandia Investment Services, Inc., from Skandia Insurance Company Ltd. (publ) in May 2003. Subsequent to the acquisition, Prudential Financial implemented controls, procedures and measures designed to protect customers from the types of activities involved in these settlements. Under the terms of the settlements, AST is paying a total of $34 million in disgorgement and an additional $34 million as a civil money penalty, and AST has undertaken that by the end of 2009 it will undergo a compliance review by an independent third party, who shall issue a report of its findings and recommendations to AST's Board of Directors, the Audit Committee of the Fund and the Staff of the SEC. PI, the other Investment Manager of the Fund, is not involved in the settlements.

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Payments to Affiliates

PI and AST and its affiliates, including a subadviser or thedistributor of thePortfolios maycompensateaffiliates of PI and AST, including the insurance companies issuing variable annuity or variable life contractsby providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the variable annuity and/or variable life contracts which offer the Portfolios as investment options. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing material discussing the contracts, available options, andthe Portfolios.

The amounts paid depend on the nature of the meetings, the number of meetings attended byPI or AST, the subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level ofPI's, AST's, subadviser's or distributor's participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributor and the amounts of such payments may vary between and among each adviser, subadviser and distributor depending on their respective participation.

With respect to variable annuity contracts, the amounts paid under these arrangements to Prudential-affiliated insurers are set forth in the prospectuses for the variable annuitycontracts which offer the Portfolios as investment options.

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FINANCIAL HIGHLIGHTS

Introduction

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract charges are not included, the actual return that you will receive will be lower than the total return in each chart.

The financial highlights for the periods in the five years ended December 31 were part of the financial statements audited by KPMG LLP, the Fund's independent registered public accounting firm, whose reports on these financial statements were unqualified.

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	AST Small-Cap Growth Portfolio

	Year Ended December 31,

	2008(e)		2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$17.23		$16.08	$14.28	$14.07	$15.12

Income (Loss) From Investment Operations:
Net investment income (loss)	0.01		(0.06)	(0.08)	(0.08)	(0.14)
Net realized and unrealized gain (loss) on investments	(6.04)		1.21	1.88	0.29	(0.91)

Total from investment operations	(6.03)		1.15	1.80	0.21	(1.05)

Net Asset Value, end of year	$11.20		$17.23	$16.08	$14.28	$14.07

Total Return(a)	(35.00)%		7.15%	12.61%	1.49%	(6.94)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$219.4		$162.8	$175.4	$187.5	$226.1
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.10	%(d)	1.05%	1.07%	1.07%	1.16	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.10	%(d)	1.05%	1.08%	1.15%	1.16	%(c)
Net investment income (loss)	0.07%		(0.26)%	(0.48)%	(0.53)%	(0.87)%
Portfolio turnover rate	104%		39%	69%	113%	237%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Includes merger expense of 0.02%.
(e)	Calculated based on average shares outstanding during the year.

	AST Small-Cap Value Portfolio

	Year Ended December 31,

	2008	2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$14.11	$17.13	$15.04	$18.28	$15.70

Income (Loss) From Investment Operations:
Net investment income	0.19	0.16	0.15	0.09	0.02
Net realized and unrealized gain (loss) on investments	(3.87)	(1.15)	2.79	0.71	2.56

Total from investment operations	(3.68)	(0.99)	2.94	0.80	2.58

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(0.01)	—	(d)
Distributions from net realized gains	—	—	—	(4.03)	—
Distributions	(1.76)	(2.03)	(0.85)	—	—

Total dividends and distributions	(1.76)	(2.03)	(0.85)	(4.04)	—	(d)

Net Asset Value, end of year	$8.67	$14.11	$17.13	$15.04	$18.28

Total Return(a)	(29.72)%	(5.61)%	20.04%	6.64%	16.44%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$455.6	$952.6	$1,126.8	$1,067.8	$922.1
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.06%	1.00%	1.03%	1.07%	1.08	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.06%	1.00%	1.03%	1.07%	1.08	%(c)
Net investment income	1.20%	0.88%	0.89%	0.64%	0.15%
Portfolio turnover rate	76%	57%	70%	59%	124%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Less than $0.005 per share.

	AST T. Rowe Price Large-Cap Growth Portfolio

	Year Ended December 31,

	2008		2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$11.74		$10.86	$10.28	$8.83	$8.35

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.02)		0.01	0.02	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	(4.74)		0.88	0.56	1.47	0.49

Total from investment operations	(4.76)		0.89	0.58	1.45	0.48

Less Distributions:	(0.01)		(0.01)	—	—	—

Net Asset Value, end of year	$6.97		$11.74	$10.86	$10.28	$8.83

Total Return(a)	(40.57)%		8.24%	5.64%	16.42%	5.75%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$695.4		$2,147.9	$1,504.6	$337.5	$258.1
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.99	%(d)	0.96%	1.01%	1.06%	1.14	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.99	%(d)	0.96%	1.01%	1.11%	1.17	%(c)
Net investment income (loss)	(0.10)%		0.13%	0.29%	(0.32)%	(0.07)%
Portfolio turnover rate	73%		66%	35%	165%	95%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Includes merger expenses of 0.01%.

	AST Marsico Capital Growth Portfolio

	Year Ended December 31,

	2008(e)	2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$23.47	$20.45	$19.08	$17.86	$15.44

Income (Loss) From Investment Operations:
Net investment income (loss)	0.09	0.07	0.05	0.01	—	(d)
Net realized and unrealized gain (loss) on investments	(9.99)	2.99	1.33	1.21	2.42

Total from investment operations	(9.90)	3.06	1.38	1.22	2.42

Less Distributions:	(0.92)	(0.04)	(0.01)	—	—

Net Asset Value, end of year	$12.65	$23.47	$20.45	$19.08	$17.86

Total Return(a)	(43.66)%	14.97%	7.24%	6.83%	15.67%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,785.1	$5,544.5	$4,194.2	$3,296.1	$2,295.0
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.00%	0.98%	1.00%	1.00%	1.05	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.00%	0.98%	1.01%	1.03%	1.07	%(c)
Net investment income (loss)	0.48%	0.36%	0.26%	0.07%	(0.01)%
Portfolio turnover rate	63%	52%	58%	66%	72%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Less than $0.005 per share.
(e)	Calculated based on average shares outstanding during the year.

	AST Large-Cap Value Portfolio

	Year Ended December 31,

	2008(d)		2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$18.77		$20.16	$17.57	$16.66	$14.66

Income (Loss) From Investment Operations:
Net investment income	0.35		0.34	0.18	0.21	0.18
Net realized and unrealized gain (loss) on investments	(7.75)		(0.94)	2.99	0.85	2.05

Total from investment operations	(7.40)		(0.60)	3.17	1.06	2.23

Less Dividends and Distributions:
Dividends from net investment income	—		—	—	(0.15)	(0.23)
Distributions	(1.11)		(0.79)	(0.58)	—	—

Total dividends and distributions	(1.11)		(0.79)	(0.58)	(0.15)	(0.23)

Net Asset Value, end of year	$10.26		$18.77	$20.16	$17.57	$16.66

Total Return(a)	(41.49)%		(2.99)%	18.46%	6.46%	15.45%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,508.8		$2,137.4	$2,151.3	$785.2	$636.8
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.85	%(e)	0.83%	0.86%	0.88%	0.90	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.85	%(e)	0.83%	0.86%	0.91%	0.94	%(c)
Net investment income	2.39%		1.78%	1.74%	1.41%	1.05%
Portfolio turnover rate	125%		78%	94%	92%	127%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Calculated based on average shares outstanding during the year.
(e)	Includes loan interest expense and merger cost of 0.01%.

	AST Cohen & Steers Realty Portfolio

	Year Ended December 31,

	2008	2007(d)	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$12.12	$20.86	$17.78	$17.17	$12.91

Income (Loss) From Investment Operations:
Net investment income	0.17	0.49	0.48	0.59	0.41
Net realized and unrealized gain (loss) on investments	(1.83)	(4.61)	5.54	1.58	4.36

Total from investment operations	(1.66)	(4.12)	6.02	2.17	4.77

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(0.26)	(0.32)
Distributions from net realized gains	—	—	—	(1.30)	(0.19)
Distributions	(6.69)	(4.62)	(2.94)	—	—

Total dividends and distributions	(6.69)	(4.62)	(2.94)	(1.56)	(0.51)

Net Asset Value, end of year	$3.77	$12.12	$20.86	$17.78	$17.17

Total Return(a)	(35.05)%	(19.90)%	36.73%	14.82%	37.95%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$223.8	$271.6	$563.0	$410.3	$423.5
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.06%	1.12%	1.13%	1.09%	1.12	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.16%	1.12%	1.13%	1.18%	1.23	%(c)
Net investment income	2.62%	2.46%	2.73%	3.27%	3.49%
Portfolio turnover rate	142%	54%	36%	32%	32%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)

Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Calculated based on average shares outstanding during the year.

	AST T. Rowe Price Natural Resources Portfolio

	Year Ended December 31,

	2008(d)	2007(d)	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$38.84	$29.38	$27.55	$22.63	$17.45

Income (Loss) From Investment Operations:
Net investment income	0.22	0.27	0.25	0.12	0.10
Net realized and unrealized gain (loss) on investments	(17.80)	11.54	3.92	6.58	5.28

Total from investment operations	(17.58)	11.81	4.17	6.70	5.38

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(0.06)	(0.20)
Distributions from net realized gains	—	—	—	(1.72)	—
Distributions	(3.30)	(2.35)	(2.34)	—	—

Total dividends and distributions	(3.30)	(2.35)	(2.34)	(1.78)	(0.20)

Net Asset Value, end of year	$17.96	$38.84	$29.38	$27.55	$22.63

Total Return(a)	(49.98)%	40.51%	15.87%	31.40%	31.19%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$271.7	$1,054.3	$590.6	$418.4	$238.1
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.02%	1.00%	1.03%	1.08%	1.17	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.02%	1.00%	1.03%	1.08%	1.17	%(c)
Net investment income	0.65%	0.76%	0.95%	0.59%	0.49%
Portfolio turnover rate	46%	31%	28%	47%	63%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Calculated based on average shares outstanding during the year.

	AST PIMCO Limited Maturity Bond Portfolio

	Year Ended December 31,

	2008(d)		2007(d)		2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$11.36		$11.18		$11.10	$11.12	$11.37

Income (Loss) From Investment Operations:
Net investment income	0.44		0.51		0.52	0.27	0.17
Net realized and unrealized gain (loss) on investments	(0.32)		0.24		(0.11)	(0.09)	0.06

Total from investment operations	0.12		0.75		0.41	0.18	0.23

Less Dividends and Distributions:
Dividends from net investment income	—		—		—	(0.14)	(0.35)
Distributions from net realized gains	—		—		—	(0.06)	(0.13)
Distributions	(0.63)		(0.57)		(0.33)	—	—

Total dividends and distributions	(0.63)		(0.57)		(0.33)	(0.20)	(0.48)

Net Asset Value, end of year	$10.85		$11.36		$11.18	$11.10	$11.12

Total Return(a)	1.02%		6.80%		3.82%	1.63%	2.07%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$775.7		$1,227.7		$1,366.9	$1,683.2	$1,232.8
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.78	%(e)	0.76	%(e)	0.76%	0.76%	0.79	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.78	%(e)	0.76	%(e)	0.77%	0.80%	0.82	%(c)
Net investment income	3.92%		4.45%		4.04%	2.86%	1.65%
Portfolio turnover rate	410%		135%		140%	153%	103%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)

Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Calculated based on average shares outstanding during the year.

(e)	Includes interest expense of 0.01% and 0.01% for the years ended December 31, 2007 and 2008, respectively.

68

APPENDIX IV

Description of Certain Debt Securities Ratings

STANDARD & POOR'S RATINGS SERVICES (S&P)

Long-Term Issue Credit Ratings

AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories

Commercial Paper Ratings

A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Notes Ratings

An S&P notes rating reflects the liquidity factors and market risks unique to notes. Notes due in three years or less will likely receive a notes rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

  Amortization schedule-the longer the final maturity relative to other maturities the more likely it will be treated as a note.

  Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

69

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Debt Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating category from Aa to Caa. The modifier 1 indicates that the issuer is in the higher end of its letter rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issuer is in the lower end of the letter ranking category.

Short-Term Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

  Leading market positions in well-established industries.

  High rates of return on Portfolios employed.

  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

  Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage

70

ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

MIG 1: This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the proceeding group.

FITCH, INC.

International Long-Term Credit Ratings

AAA: Highest Credit Quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

71

INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 778-2255 or by writing to Advanced Series Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios' investments is available in the Fund's annual and semi-annual reports to shareholders. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number. The Statement of Additional Information and the annual and semi-annual reports are also available without charge on the Fund's website at www.prudential.com.

Delivery of Prospectus and Other Documents to Households. To lower costs and eliminate duplicate documents sent to your address, the Fund, in accordance with applicable laws and regulations, may begin mailing only one copy of the Fund's prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Fund at the above address. The Fund will begin sending individual copies to you within thirty days of revocation.

The information in the Fund's filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Finally, information about the Fund is available on the EDGAR database on the Commission's internet site at www.sec.gov.

Investment Company File Act No. 811-05186

AST Life side 5 Magnastar

Advanced Series Trust
PROSPECTUS
May 1, 2009

The Fund is an investment vehicle for life insurance companies ("Participating Insurance Companies") writing variable annuity contracts and variable life insurance policies. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Fund has received an order from the Securities and Exchange Commission permitting its Investment Manager, subject to approval by its Board of Trustees, to change Subadvisers without shareholder approval. For more information, please see this Prospectus under "How the Fund is Managed."
These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This prospectus discusses the following Portfolios of the Advanced Series Trust:

AST AllianceBernstein Growth & Income Portfolio	AST Neuberger Berman Mid-Cap Growth Portfolio
AST Goldman Sachs Concentrated Growth Portfolio	AST PIMCO Limited Maturity Bond Portfolio
AST International Growth Portfolio	AST PIMCO Total Return Bond Portfolio
AST Large-Cap Value Portfolio	AST Small-Cap Growth Portfolio
AST T. Rowe Price Asset Allocation Portfolio

INTRODUCTION

4	INTRODUCTION
4	About the Fund and its Portfolios

5	RISK/RETURN SUMMARY
5	International & Global Portfolios: Investment Objectives & Principal Strategies
7	Capital Growth Portfolios: Investment Objectives and Principal Strategies
11	Growth and Income Portfolios: Inv Objectives and Principal Strategies
12	Asset Allocation Portfolios: Investment Objectives and Principal Strategies
13	Fixed Income Portfolios: Investment Objectives and Principal Strategies
16	Principal Risks
24	Introduction to Past Performance
26	Past Performance: International & Global Portfolios
27	Past Performance: Capital Growth Portfolios
29	Past Performance: Capital Growth Portfolios (Continued)
31	Past Performance: Growth & Income Portfolios
32	Past Performance: Asset Allocation Portfolios
33	Past Performance: Fixed Income Portfolios
35	Fees and Expenses of the Portfolios
36	Example

37	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
37	Introduction
37	Int'l and Global: Inv Objectives and Policies
40	Capital Growth Portfolios: Investment Objectives & Policies
45	Growth and Income Portfolios: Investment Objectives & Policies
46	Asset Allocation Portfolios: Investment Objectives & Policies
48	Fixed Income: Inv Objectives and Policies

55	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS
55	Additional Investments & Strategies

59	HOW THE FUND IS MANAGED
59	Board of Trustees
59	Investment Managers
60	Investment Management Fees
61	Investment Subadvisers
63	Portfolio Managers

66	HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
66	Purchasing and Redeeming Shares of the Portfolios
66	Redemption in Kind
66	Frequent Purchases or Redemptions of Portfolio Shares
67	Net Asset Value
69	Distributor

70	OTHER INFORMATION
70	Federal Income Taxes
70	Monitoring for Possible Conflicts
70	Disclosure of Portfolio Holdings
70	Legal Proceedings
71	Payments to Affiliates

72	FINANCIAL HIGHLIGHTS
72	Introduction

79	APPENDIX IV
79	Description of Certain Debt Securities Ratings

About the Fund and its Portfolios

This prospectus provides information about the Advanced Series Trust (the Fund), which presently consists of 57 separate portfolios (each, a Portfolio). The Portfolios of the Fund which are discussed in this prospectus are listed on the inside front cover. Each Portfolio is a diversified investment company as defined by the Investment Company Act of 1940 ("the 1940 Act"), unless herein noted otherwise.

AST Investment Services, Inc. (AST) and Prudential Investments LLC (PI), both wholly-owned subsidiaries of Prudential Financial, Inc., serve as overall investment managers of the Fund. AST and PI (together, the Investment Managers) have retained one or more subadvisers, each a Subadviser, to manage the day-to-day investment of the assets of each Portfolio in a multi-manager structure. More information about the Investment Managers, the Subadvisers and the multi-manager structure is included in "How the Fund is Managed" later in this Prospectus.

The Fund offers one class of shares in each Portfolio. Shares of the Portfolios of the Trust are sold only to separate accounts of Prudential Annuities Life Assurance Corporation, The Prudential Insurance Company of America, Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Retirement Insurance and Annuity Company, Pramerica of Bermuda Life Assurance Company, Ltd. (collectively, Prudential), and Kemper Investors Life Insurance Company as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company).

Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract. Each vairable annuity contract and vairable life insurance policy involves fees and expenses not described in this Prospectus.

The Risk/Return Summary which follows highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund's Statement of Additional Information (SAI).

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RISK/RETURN SUMMARY

International & Global Portfolios: Investment Objectives & Principal Strategies

AST International Growth Portfolio

Investment Objective: long-term growth of capital.

The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in securities of issuers that are economically tied to countries other than the United States. Equity securities include common stocks, preferred stocks, warrants, securities convertible into or exchangeable for common or preferred stocks, American Depositary Receipts (ADRs) and other similar depositary receipts and shares. The Portfolio has the flexibility to invest on a worldwide basis in companies and organizations of any size, regardless of country of organization or place of principal business activity. The Portfolio normally invests primarily in securities of issuers from at least five different countries, which may include countries with emerging markets, excluding the United States. Although the Portfolio intends to invest at least 80% of its assets in the securities of issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

The assets of the Portfolio are independently managed by two Subadvisers under a multi-manager structure. Pursuant to the multi-manger structure, the Investment Managers of the Portfolio determine and allocate a portion of the Portfolio's assets to each of the Subadvisers. The allocations will be reviewed by the Investment Managers periodically and may be altered or adjusted by the Investment Managers without prior notice. Such adjustments will be reflected in the annual update to this prospectus.

The Portfolio's Subadvisers are William Blair & Company LLC (William Blair) and Marsico Capital Management LLC (Marsico).

Although each Subadviser will follow the Portfolio's policy of investing, under normal circumstances, at least 80% of the value of its assets in securities of issuers that are economically tied to countries other than the United States, each Subadviser expects to utilize different investment strategies to achieve the Portfolio's investment objective of long-term growth of capital. The current asset allocations and principal investment strategies for each of the Subadvisers are summarized below.

The Portfolio invests primarily in companies selected for their growth potential. William Blair generally takes a "bottom up" approach to choosing investments for the Portfolio. In other words, William Blair seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large, regardless of where the companies are organized or where they primarily conduct business. Although themes may emerge, William Blair generally selects securities without regard to any defined allocation among countries, geographic regions or industry sectors, or other similar selection procedure.

In selecting investments for the Portfolio, Marsico uses an approach that combines "top-down" macro-economic analysis with "bottom-up" stock selection. The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

Marsico then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico may visit with various levels of a company's management, as well as with its customers and (as relevant) suppliers, distributors, and competitors. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth, current income and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

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Marsico may reduce or sell the Portfolio's investments in portfolio companies if, in the opinion of Marsico, a company's fundamentals change substantially, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential or current income potential, more attractive investment opportunities appear elsewhere, or for other reasons.

The core investments of the Portfolio generally may include established companies and securities that offer long-term growth potential. However, the Portfolio also may typically include securities of less mature companies, companies or securities with more aggressive growth characteristics, and companies undergoing significant changes such as the introduction of a new product line, the appointment of a new management team, or an acquisition.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. As of January 31, 2009, William Blair was responsible for managing approximately 69% of the Portfolio's assets, and Marsico was responsible for managing approximately 31% of the Portfolio's assets.

Principal Risks:

  company risk

  currency risk

  derivatives risk

  foreign investment risk

  growth stock risk

  leveraging risk

  management risk

  market risk

  portfolio turnover risk

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Capital Growth Portfolios: Investment Objectives and Principal Strategies

Portfolio	Investment Goal	Primary Investments
AST Small-Cap Growth	Long-term capital growth	The Portfolio invests primarily in common stocks of small capitalization companies
AST Neuberger Berman Mid-Cap Growth	Capital growth	The Portfolio invests primarily in common stocks of medium capitalization companies
AST Goldman Sachs Concentrated Growth	Long-term capital growth	The Portfolio invests primarily in equity securities
AST Large-Cap Value	Current income and long-term growth of income, as well as capital appreciation	The Portfolio invests primarily in common stocks of large cap companies

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AST Small-Cap Growth Portfolio
Investment Objective: long-term capital growth.

The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in small-capitalization companies. Small-capitalization companies are generally defined as stocks of companies with market capitalizations that are within the market capitalization range of the Russell 2000 Growth Index. As of January 31, 2009, the market capitalization range of the Russell 2000 Growth Index was $3.6 million to $3.486 billion.

Eagle Asset Management, Inc. (Eagle) uses fundamental research, computer models and proprietary measures of growth in determining which stocks to select for the Portfolio. The Subadviser's investment strategies seek to identify stocks of companies which have strong business momentum, earnings growth, and superior management teams, as well as stocks of those companies whose earnings growth potential may not be currently recognized by the market and whose stock may be considered to be underpriced using various financial measurements employed by the Subadviser, such as price-to-earnings ratios.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is subadvised by Eagle.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  liquidity risk

  management risk

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  market risk

  portfolio turnover risk

  smaller company risk

AST Neuberger Berman Mid-Cap Growth Portfolio
Investment Objective: to seek capital growth.

The Portfolio will invest, under normal circumstances, at least 80% of its net assets in common stocks of mid-capitalization companies. For purposes of the Portfolio, a mid-capitalization company is defined as a company whose market capitalization is within the range of market capitalizations of companies in the Russell Midcap® Index. As of January 31, 2009, the average market capitalization of the companies in the Russell Midcap® Index was $2.94 billion and the median market capitalization was $2.25 billion. The Portfolio seeks to reduce risk by diversifying among many companies, industries and sectors.

The Subadviser employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, the Subadviser looks for fast-growing companies with above average sales and competitive returns on equity relative to their peers. In doing so, the Subadviser analyzes such factors as: financial condition (such as debt to equity ratio); market share and competitive leadership of the company's products; earnings growth relative to competitors; and market valuation in comparison to a stock's own historical norms and the stocks of other mid-cap companies.

The Subadviser follows a disciplined selling strategy and may sell a stock when it fails to perform as expected or when other opportunities appear more attractive.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Neuberger Berman Management LLC.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  portfolio turnover risk

AST Goldman Sachs Concentrated Growth Portfolio

Investment Objective: long-term growth of capital.

The Portfolio will pursue its objective, under normal circumstances, by investing primarily in equity securities. Equity securities include common stocks, preferred stocks, warrants and securities convertible into or exchangeable for common or preferred stocks. Investments will be in companies that the Subadviser believes have potential to achieve capital appreciation over the long-term. The Portfolio seeks to achieve its investment objective by investing, under normal circumstances, in approximately 30-45 companies that are considered by the Subadviser to be positioned for long-term growth.

The Portfolio is non-diversified for purposes of the1940, which means that it may invest more than 5% of its assets in the securities of any one issuer.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Goldman Sachs Asset Management, L.P.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  growth stock risk

  industry/sector risk

  initial public offering risk

  investment style risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  non-diversification risk

  small company risk

AST Large-Cap Value Portfolio Investment Objective: to seek current income and long-term growth of income, as well as capital appreciation.

The Portfolio will invest, under normal circumstances, at least 80% of the value of its net assets in large capitalization companies. The Portfolio generally defines large capitalization companies as stocks of companies with market capitalizations within the market capitalization range of the Russell 1000® Value Index. The 80% requirement applies at the time the Portfolio invests its assets. As of January 31, 2009, the market capitalization range of the Russell 1000® Value Index was $9 million to $380 billion. Some of these securities may be acquired in initial public offerings (IPOs). In addition to these principal investments, the Portfolio may invest up to 20% of its total assets in foreign securities.

The assets of the Portfolio are independently managed by three Subadvisers under a multi-manager structure. Pursuant to the multi-manager structure, the Investment Managers of the Portfolio determine and allocate a portion of the Portfolio's assets to each of the Subadvisers. The allocations will be reviewed by the Investment Managers periodically and may be altered or adjusted by the Investment Managers without prior notice. Such adjustments will be reflected in the annual update to this prospectus.

Although each Subadviser will follow the Portfolio's policy of investing, under normal circumstances, at least 80% of the Portfolio's assets in large capitalization companies, each Subadviser expects to utilize different investment strategies to achieve the Portfolio's objective of current income and long-term growth of income, as well as capital appreciation. The current asset allocations and principal investment strategies for each of the Subadvisers are summarized below:

Hotchkis and Wiley Capital Management LLC ("Hotchkis and Wiley")normally focuses on stocks that have a high cash dividend or payout yield relative to the market. Payout yield is defined as dividend yield plus net share repurchases. The Subadviser also may

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invest in stocks that don't pay dividends, but have growth potential unrecognized by the market or changes in business or management that indicate growth potential.

Eaton Vance Management (Eaton Vance) normally invests primarily in value stocks of large-cap companies, which are common stocks that, in the Subadviser's opinion, are inexpensive or undervalued relative to the overall stock market. Investment decisions are made primarily on the basis of fundamental research and involve consideration of numerous factors, including quality of business franchises, financial strength, management capability and integrity, growth potential, valuation and earnings and cash flow capabilities. Many of these considerations are subjective. Eaton Vance intends to manage investment risk by maintaining broad issuer and industry diversification among its holdings, and by utilizing fundamental analysis of risk/return characteristics in securities selection. The Subadviser may sell a security when its price objective for the security is reached, the fundamentals of the company deteriorate, a security's price falls below acquisition cost or to pursue more attractive investment options.

Dreman Value Management, L.L.C. ("Dreman") seeks to provide a total return greater than that of the benchmark over time, to protect client capital during market downturns and to stay consistent in our low price-to-earnings ratio, contrarian value approach to investment management, while taking into consideration dividend yield. Dreman will seek to attain superior returns by using a contrarian value investment approach.

Dreman believes that it can attain superior performance by adhering to an investment strategy that is disciplined and has a demonstrated record of success. Dreman's investment strategy emphasizes stocks that offer unique investment values. The criterion used to identify such stocks include below average price-to-earnings, price-to-book, price-to-cash flow ratios and above average dividend yields. Over the last 25 years, extensive studies, which date as far back as the 1930s, conducted by David Dreman and affiliates of Dreman, have led the Dreman to conclude that consistently applying disciplined value strategies yields superior long-term total returns.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. On or about April 1, 2009, Hotchkis and Wiley was responsible for managing approximately 15% of the Portfolio's assets, Eaton Vance was responsible for managing approximately 60% of the Portfolio's assets and Dreman was responsible for managing approximately 25% of the Portfolio's assets.

On or about May 1, 2009, the Investment Managers intend to reallocate the Portfolio's assets so that Hotchkis and Wiley will be responsible for managing approximately 20% of the Portfolio's assets and Eaton Vance will be responsible for managing approximately 80% of the Portfolio's assets. Upon such reallocation of the Portfolio's assets, Dreman will no longer be responsible for managing any of the Portfolio's assets. It is expected that Hotchkis and Wiley and Eaton Vance will be the Portfolio's only subadvisers on or about July 31, 2009.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  investment style risk

  leveraging risk

  management risk

  market risk

  portfolio turnover risk

  real estate risk

  selection risk

  value style risk

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Growth and Income Portfolios: Inv Objectives and Principal Strategies

AST AllianceBernstein Growth & Income Portfolio
Investment Objective: long-term growth of capital and income.

The Portfolio will invest, under normal circumstances, in common stocks (and securities convertible into common stocks).

The Subadviser will take a value-oriented approach, in that it will try to keep the Portfolio's assets invested in securities that are selling at reasonable valuations in relation to their fundamental business prospects. In doing so, the Portfolio may forgo some opportunities for gains when, in the judgment of the Subadviser, they are too risky.

In seeking to achieve its objective, the Portfolio invests primarily in the equity securities of U.S. companies that the Subadviser believes are undervalued. The Subadviser believes that, over time, stock prices (of companies in which the Portfolio invests) will come to reflect the companies' intrinsic economic values. The Subadviser uses a disciplined investment process to evaluate the companies in its extensive research universe. Through this process, the Subadviser seeks to identify the stocks of companies that offer the best combination of value and potential for price appreciation.

The Subadviser employs a multifactor valuation model which to seeks to discern the relative attractiveness of individual investment opportunities derived from a universe of substantially large, seasoned, U.S. domiciled companies. The Subadviser utilizes this model to systematically identify equity securities whose current market prices do not reflect what it considers to be their relative intrinsic economic values. In determining a company's relative investment attractiveness, the Subadviser takes into account many fundamental factors it believes bear on the ability of the company to perform in the future, including prospective earnings and cash flow growth, the competitive position of the company, forecast balance sheet strength, and the capital usage decisions of management. The Subadviser then ranks each of the companies in order of their relative attractiveness with companies demonstrating the largest positive disparities deemed to be the most undervalued. In conjunction with AllianceBernstein's fundamental research teams, the U.S. Relative Value team will select from a candidate list of attractively valued stocks (based on the team's multifactor valuation model) to populate the portfolio with securities it believes are attractively valued.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by AllianceBernstein L.P.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  management risk

  market risk

  portfolio turnover risk

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Asset Allocation Portfolios: Investment Objectives and Principal Strategies

AST T. Rowe Price Asset Allocation Portfolio
Investment Objective: to seek a high level of total return by investing primarily in a diversified portfolio of equity and fixed-income securities.

The Portfolio will invest, under normal circumstances, approximately 60% of its total assets in equity securities and 40% in fixed income securities. This mix may vary over shorter time periods; the equity portion may range between 50-70% and the fixed income portion between 30-50%. The Subadviser concentrates common stock investments in larger, more established companies, but the Portfolio may include small and medium-sized companies with good growth prospects. The Portfolio's exposure to smaller companies is not expected to be substantial, and will not constitute more than 30% of the equity portion of the Portfolio. Up to 35% of the equity portion may be invested in foreign (non-U.S. dollar denominated) equity securities. When selecting particular stocks to purchase, the Subadviser will examine relative values and prospects among growth and value-oriented stocks, domestic and international stocks, and small-to large-cap stocks. Domestic stocks are drawn from the overall U.S. market while international equities are selected primarily from large companies in developed countries.

The fixed income portion of the Portfolio will be allocated among investment grade securities (50-100% of the fixed income portion); high yield or "junk" bonds (up to 30%); foreign (non-U.S. dollar denominated) high quality debt securities and emerging market securities (up to 30%); and cash reserves (up to 20%). Bond investments are primarily investment grade (top four credit ratings) and are chosen from across the entire government and corporate bond markets. A significant portion of the Portfolio's fixed income investments may be in mortgage-related (including mortgage dollar rolls and derivatives such as collateralized mortgage obligations and stripped mortgage-backed securities) and asset-backed securities. Bank debt and loan participations and assignments may also be purchased. Maturities and duration of the fixed income portion of the portfolio will reflect the Subadviser's outlook for interest rates.

The precise mix of equity and fixed income investments will depend on the Subadviser's outlook for the markets. The Portfolio's investments in foreign equity and debt securities are intended to provide additional diversification, and the Subadviser will normally have at least three different countries represented in both the foreign equity and foreign debt portions of the Portfolio.

The Portfolio may also invest in futures, swaps and other derivatives in keeping with its objective. Securities may be sold for a variety of reasons, such as to effect a change in asset allocation, to secure gains or limit losses, or to re-deploy assets into more promising opportunities. Fixed-income securities may be sold to adjust the Portfolio's average maturity, duration, or credit quality or to shift assets into higher yielding securities or different sectors.

In pursuing its investment objective, the Portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Portfolio's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by T. Rowe Price Associates, Inc.

Principal Risks:

  asset-backed securities risk

  company risk

  credit risk

  derivatives risk

  foreign investment risk

  growth and value stock risk

  high-yield risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  mortgage risk

  portfolio turnover risk

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Fixed Income Portfolios: Investment Objectives and Principal Strategies

Portfolio	Investment Goal	Primary Investments
AST PIMCO Total Return Bond	Maximize total return, consistent with preservation of capital and prudent investment management	The Portfolio invests primarily in fixed-income securities of varying maturities.
AST PIMCO Limited Maturity Bond	Maximize total return, consistent with preservation of capital and prudent investment management	The Portfolio invests primarily in fixed-income securities of varying maturities, so that the Portfolio's expected average duration will be from one to three years.

AST PIMCO Total Return Bond Portfolio
Investment Objective: to seek to maximize total return, consistent with preservation of capital and prudent investment management.

The Portfolio will invest, under normal circumstances, at least 80% of the value of its net assets in fixed income investments which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Fixed-income investments include:

(1) securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;
(2) corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
(3) mortgage and other asset-backed securities;
(4) inflation-indexed bonds issued by both governments and corporations;
(5) structured notes, including hybrid or "indexed" securities and event-linked bonds;
(6) loan participations and assignments;
(7) delayed funding loans and revolving credit securities;
(8) bank certificates of deposit, fixed time deposits and bankers' acceptances;
(9) repurchase agreements and reverse repurchase agreements;
(10) debt securities issued by state or local governments and their agencies and government-sponsored enterprises;
(11) obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises;
(12) derivative instruments, including futures, options and swap agreements; and
(13) obligations of international agencies or supranational entities.

Portfolio holdings will be concentrated in areas of the bond market that the Subadviser believes to be relatively undervalued. In selecting fixed income securities, the Subadviser uses economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other securities selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the Subadviser's outlook for the U.S. and foreign economies, the financial markets, and other factors. The management of duration is one of the fundamental tools used by the Subadviser.

The Portfolio will invest in fixed-income securities of varying maturities. The average portfolio duration of the Portfolio normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Bond Index which, as of December 31, 2008, was 3.67 years. The Portfolio can and routinely does invest in certain complex fixed income securities (including mortgage-backed and asset-backed securities) and engage in a number of investment practices (including futures, options, swaps and dollar rolls) that many other fixed income funds do not utilize. The Portfolio may invest up to 10% of its assets in fixed income securities that are rated below investment grade ("junk bonds") (or, if unrated, determined by the Subadviser to be of comparable quality). The Portfolio may engage in short sales.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Pacific Investment Management Company LLC.

Principal Risks:

  asset-backed securities risk

  common and preferred stock risk

  credit risk

  derivatives risk

  foreign investment risk

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  hedging risk

  high yield risk

  inflation-indexed securities risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  mortgage risk

  risk of investing in other debt obligations issued or guaranteed by the U.S. government and government-related entities portfolio turnover risk

  prepayment or call risk

  privately-issued mortgage-related and asset-backed securities short sale risk

  U.S. government and agency securities risk

  Yankee obligation risk

AST PIMCO Limited Maturity Bond Portfolio
Investment Objective: to seek to maximize total return, consistent with preservation of capital and prudent investment management.

The Portfolio will invest, under normal circumstances, at least 80% of the value of its net assets in fixed income investments, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Fixed-income investments include:

(1) securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;
(2) corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
(3) mortgage and other asset-backed securities;
(4) inflation-indexed bonds issued by both governments and corporations;
(5) structured notes, including hybrid or "indexed" securities and event-linked bonds;
(6) loan participations and assignments;
(7) delayed funding loans and revolving credit securities;
(8) bank certificates of deposit, fixed time deposits and bankers' acceptances;
(9) repurchase agreements and reverse repurchase agreements;
(10) debt securities issued by state or local governments and their agencies and government-sponsored enterprises;
(11) obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises;
(12) derivative instruments, including futures, options and swap agreements;and
(13) obligations of international agencies or supranational entities.

Portfolio holdings will be concentrated in areas of the bond market that the Subadviser believes to be relatively undervalued. In selecting fixed income securities, the Subadviser uses economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other securities selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the Subadviser's outlook for the U.S. and foreign economies, the financial markets, and other factors. The management of duration is one of the fundamental tools used by the Subadviser.

The Portfolio will invest in fixed-income securities of varying maturities. The average portfolio duration of the Portfolio normally varies within a one- to three-year time frame based on the Subadviser's forecast for interest rates. The Portfolio can and routinely does invest in certain complex fixed income securities (including mortgage-backed and asset-backed securities) and engage in a number of investment practices (including futures, swaps and dollar rolls) that many other fixed income funds do not utilize. The Portfolio may invest up to 10% of its assets in fixed income securities that are rated below investment grade ("junk bonds") (or, if unrated, determined by the Subadviser to be of comparable quality). The Portfolio may engage in short sales.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This

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Portfolio is advised by Pacific Investment Management Company LLC.

Principal Risks:

  asset-backed securities risk

  common and preferred stock risk

  credit risk

  derivatives risk

  foreign investment risk

  hedging risk

  high yield risk

  inflation-indexed securities risk

  interest rate risk

  leveraging risk

  liquidity risk

  mangement risk

  market risk

  mortgage risk

  risk of investing in other debt obligations issued or guaranteed by the U.S. government and government-related entities portfolio turnover risk

  prepayment or call risk

  privately-issued mortgage-related and asset-backed securities risk short sale risk

  U.S. government and agency securities risk

  Yankee obligation risk

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Principal Risks

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The principal risks of investing in each Portfolio, as identified in the Risk/Return Summary, are summarized below.

Certain additional principal risks associated with investing in the Asset Allocation Portfolios are discussed separately, in the following section entitled "Principal Risks--Asset Allocation Portfolios"

Asset Transfer Program Risk. Each Portfolio may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for Prudential to manage the guarantees offered in connection with these benefit programs, Prudential generally: (i) limits the number and types of variable sub-accounts in which contract holders may allocate their account values (referred to in this Prospectus as the Permitted Sub-Accounts) and (ii) requires contract holders to participate in certain specialized asset transfer programs. Under these asset transfer programs, Prudential will monitor each contract owner's account value from time to time and, if necessary, will systematically transfer amounts between the Permitted Sub-Accounts and the Portfolios as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable. The asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs.

As an example of how these asset transfer programs will operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract holder's account value within the Permitted Sub-Accounts) and certain market return scenarios involving "flat" returns over a period of time may cause Prudential to transfer some or all of such contract owner's account value to a Portfolio. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by assets in investments like the Portfolios.

Such asset transfers may, however, result in large-scale asset flows into and out of the Portfolios and subject the Portfolios to certain risks. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the Subadviser to purchase and sell securities at inopportune times and by otherwise limiting the Subadviser's ability to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high operating expense ratios for the Portfolios compared to other similar funds. For more information on the Asset Transfer Programs, please see "Risk/Return Summary—Principal Risks of the Portfolios—Special Risks Relating to Asset Transfer Programs" herein.

For more information on the relevant living benefit programs and asset transfer programs, please see your contract prospectus.

The AST Dynamic Asset Allocation Portfolios and the AST Tactical Asset Allocation Portfolios (together, the Funds of Funds) are structured as "fund-of-funds." This means that each Fund of Funds invests primarily or exclusively in other Portfolios of the Fund that are not operated as "funds-of-funds." The Portfolios in which the Funds of Funds invest are referred to as Underlying Portfolios. Transactions by the Funds of Funds in Underlying Portfolio shares are not subject to any limitations and are not considered frequent or short-term trading. For example, the Funds of Funds may engage in significant transactions in Underlying Portfolio shares in order to: (i) change their investment focus, (ii) rebalance their investments to match the then-current asset allocation mix, (iii) respond to significant purchases or redemptions of Fund of Funds shares, including significant purchases and redemptions caused by the above-referenced asset transfer programs, or (iv) respond to changes required by the underlying contracts (as describe in more detail below). These transactions by the Funds of Funds in Underlying Portfolio shares may be disruptive to the management of an Underlying Portfolio because such transactions may: (i) cause the Underlying Portfolio to sell portfolio securities at inopportune times or to borrow money on a temporary basis in order to have the cash necessary to pay redemption requests initiated by the Funds of Funds, hurting the investment performance of the Underlying Portfolios (and the Funds of Funds as well), (ii) make it difficult for the Subadvisers for the Underlying Portfolios to fully implement their investment strategies, and (iii) lead to increased transaction and tax costs. In addition, because a Fund of Funds may own a substantial portion of an Underlying Portfolio, a large-scale redemption initiated by one or more Funds of Funds could cause an Underlying Portfolio's expense ratio to increase as such portfolio's fixed costs would be spread over a smaller asset base. As a result, these transactions could have an adverse effect on the relevant Funds of Funds and Underlying Portfolios.

Asset-backed securities risk.Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Portfolio reinvests the proceeds of a prepayment it may receive a lower interest rate. Asset-backed securities may also be subject to extension risk, that is, the risk that, in a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the

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average duration of the portfolio of a Portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities.

Borrowing risk. A Portfolio may borrow money from banks for investment purposes, and invest the proceeds of such loans, as permitted under the Investment Company Act of 1940, as amended (the 1940 Act). Under the 1940 Act, a Portfolio may borrow from a bank up to one-third of its total assets (including the amount borrowed). When a Portfolio borrows money for investment purposes or otherwise leverages its portfolio, any increase or decrease in the Portfolio's NAV is exaggerated by the use of leverage. Leverage risks are described below.

Commodity risk. A Portfolio's investments in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional equity and debt securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, acts of terrorism, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Common and preferred stocks risk. Each Portfolio may invest in common and preferred stocks. Common and preferred stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company's income for purposes of receiving dividend payments and on the company's assets in the event of liquidation. Common and preferred stocks can experience sharp declines in value over short or extended periods of time, regardless of the success or failure of a company's operations. Stocks can decline for many reasons, including due to adverse economic, financial, or political developments and developments related to the particular company, the industry of which it is a part, or the securities markets generally.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk. Each Portfolio is also subject to credit risk to the extent it invests in fixed-income securities. Credit risk is the risk that an issuer of securities or a counterparty will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer or counterparty is less able to make required principal and interest payments. This is broadly gauged by the credit ratings of the securities in which each Portfolio invests. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality. The lower the rating of a debt security held by a Portfolio, the greater the degree of credit risk that is perceived to exist by the rating agency with respect to that security. Although debt obligations rated BBB by S&P, Baa by Moody's, or BBB by Fitch, are regarded as investment-grade, such obligations have speculative characteristics and are riskier than higher-rated securities. Adverse economic developments are more likely to affect the payment of interest and principal on debt obligations rated BBB/Baa than on higher rated debt obligations. Non-investment grade debt—also known as "high-yield bonds" or "junk bonds"—have a higher risk of default and tend to be less liquid than higher-rated securities. Increasing the amount of Portfolio assets allocated lower-rated securities generally will increase the credit risk to which the Portfolio is subject. Information on the ratings issued to debt securities by certain rating agencies is included in Appendix IV to this Prospectus. Not all securities are rated. In the event that the relevant rating agencies assign different ratings to the same security, the Portfolio's Subadviser will determine which rating it believes best reflects the security's quality and risk at that time. Credit risk may also be gauged by the cost of buying protection on the credit default swap market with respect to an issuer's debt securities. If the cost to buy protection against an issuer's default increases, the credit risk associated with the issuer's debt securities will be deemed to be higher by many market participants and could adversely affect the value of the issuer's debt securities.

Depositary Receipts Risk. Investments in non-U.S. issuers through Depositary Receipts and similar instruments may involve certain risks not applicable to investing in U.S. issuers, including changes in currency rates, application of local tax laws, changes in governmental administration or economic or monetary policy or changed circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies.

Derivatives risk. Certain Portfolios may, but are not required to, use derivative instruments for risk management purposes or as part of their investment strategies. Generally, a derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. Examples of derivatives (without limitation) include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. Portfolios may use derivatives to earn income and enhance returns, to manage or adjust their risk profile, to replace more traditional direct investments, or to obtain exposure to certain markets.

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As open-end investment companies registered with the Securities and Exchange Commission (the Commission), the Portfolios are subject to the federal securities laws, including the 1940 Act, related rules, and various Commission and Commission staff positions. In accordance with these positions, with respect to certain kinds of derivatives, the Portfolios must "set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other Commission- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Portfolios must cover their open positions by setting aside liquid assets equal to the contracts' full, notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Portfolios are permitted to set aside liquid assets in an amount equal to such Portfolio's daily marked-to-market (net) obligations, if any (i.e., such Portfolio's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Portfolios will have the ability to employ leverage to a greater extent than if such Portfolio were required to segregate assets equal to the full notional value of such contracts. The Fund reserves the right to modify the asset segregation policies of thePortfolios in the future to comply with any changes in the positions articulated from time to time by the Commission and its staff.

Derivatives are volatile and may be subject to significant price movement. The use of derivatives involves significant risks, including:

Credit risk. The risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio. For example, a Portfolio would be exposed to credit risk (and counterparty risk) to the extent it purchases protection against a default by a debt issuer and the swap counterparty does not maintain adequate reserves to cover such a default.

Currency risk. The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage risk. The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity risk. The risk that certain securities may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the security is currently worth.

Additional risks: Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If a Subadviser incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Portfolio might have been in a better position if the Portfolio had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. Derivatives also involve the risk of mispricing or improper valuation (i.e., the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for a Portfolio to lose more than the amount the Portfolio invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes.

Certain Portfolios may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which such a portfolio uses a derivative to offset the risks associated with its other holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the relevant Portfolio, in which case any losses on the holdings being hedged may not be reduced and may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The relevant Portfolio is not required to use hedging and may choose not to do so. Because certain Portfolios may use derivatives to seek to enhance returns, their investments will expose them to the risks outlined above to a greater extent than if they used derivatives solely for hedging purposes. The use of derivatives to seek to enhance returns may be considered speculative.

Extension Risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

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Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and non-U.S. governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition to the policies described elsewhere in this Prospectus, each Portfolio may from time to time attempt to hedge a portion of their currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases the Portfolio may be worse off than if it had not used a hedging instrument. For most emerging market currencies, suitable hedging instruments are not available. See "Hedging Risk" below for more information.

Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the "numbers" themselves sometimes mean different things, each Subadviser devotes research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments. Political developments may adversely affect the value of a Portfolio's foreign securities.

Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Taxation risk . Many foreign markets are not as open to foreign investors as U.S. markets. Each Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of a Portfolio.

Fund of Funds Risk.The Dynamic Asset Allocation Portfolios, the Tactical Asset Allocation Portfolios, and the AST Academic Strategies Asset Allocation Portfolio (collectively, the Asset Allocation Portfolios) invest primarily or exclusively in other Portfolios of the Fund (collectively, the Underlying Trust Portfolios). Underlying Trust Portfolios may experience relatively large mandatory or discretionary purchases and sales from one or more of the Asset Allocation Portfolios. The use of the Asset Allocation Portfolios in connection with certain variable annuity living benefit programs may result in mandatory asset flows into and out of the Asset Allocation Portfolios (and the relevant Underlying Trust Portfolios) on a large scale. The Investment Managers may, however, seek to minimize the impact of certain discretionary transactions by structuring them over a reasonable period of time or through the enforcement of certain limits on redemptions of Underlying Trust Portfolio shares. Despite these efforts, the relevant Underlying Trust Portfolios may experience increased expenses as they buy and sell securities to respond to transactions initiated by the Asset Allocation Portfolios. An Underlying Trust Portfolio's investment performance also may be adversely affected if it must buy and sell securities at inopportune times to respond to transactions initiated by an Asset Allocation Portfolio. In addition, because the Asset Allocation Portfolios may own a substantial portion of an Underlying Trust Portfolio, a large-scale redemption initiated by one or more Asset Allocation Portfolio could cause an Underlying Trust Portfolio's expense ratio to increase as such portfolio's fixed costs

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would be spread over a smaller asset base. As a result, these transactions could have an adverse effect on an Asset Allocation Portfolio which continues to remain invested in such Underlying Trust Portfolios.

Geographic Focus Risk. To the extent a Portfolio invests a substantial amount of its assets in a single country, a small number of countries, or a particular geographic region, its performance may at times be worse than the performance of other mutual funds that invest more broadly.

Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

Hedging risk. The decision as to whether and to what extent a Portfolio will engage in hedging transactions to hedge against such risks as credit risk, currency risk, counterparty risk, and interest rate risk will depend on a number of factors, including prevailing market conditions, the composition of such portfolio and the availability of suitable transactions. Accordingly, no assurance can be given that a Portfolio will engage in hedging transactions at any given time or from time to time, even under volatile market environments, or that any such strategies, if used, will be successful. Hedging transactions involve costs and may result in losses.

High-yield risk. Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High-yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio's ability to sell its high-yield securities (liquidity risk). In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress.

Industry/sector risk. Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio's performance may be tied more directly to the success or failure of a smaller group of portfolio holdings.

Inflation risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Portfolio's assets can decline as can the value of income received by the Portfolio. The prices of common stocks and fixed-income securities may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Inflation-indexed securities risk. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. Each Portfolio may have exposure to inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

Infrastructure investment risk. A Portfolio's infrastructure-related investments expose that Portfolio to potential adverse economic, regulatory, political and other changes affecting such investments. Issuers in infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies, and other factors.

Initial public offering (IPO) risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio's asset base increases, IPOs often have a diminished effect on a Portfolio's performance.

Interest rate risk. Each Portfolio investing in fixed-income securities is subject to interest rate risk. Interest rate risk is the risk that the rates of interest income generated by the fixed-income investments of a Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed-income investments of a Portfolio may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the negative effect on its value when rates increase. As a result, mutual funds with longer durations and longer weighted average maturities generally have more volatile share prices than funds with shorter durations and shorter weighted average maturities. The prices of debt obligations generally move in the opposite direction to that of market interest rates.

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Investment model risk. Each of the AST Focus Four Plus Portfolio, AST First Trust Balanced Target Portfolio, and AST First Trust Capital Appreciation Target Portfolio is also exposed to additional market risk due to its policy of investing solely in securities identified by the each of the relevant Equity Strategies under normal cirucmstances. As a result of this policy, equity securities held by each Portfolio will not be bought or sold in response to market fluctuations under normal circumstances. To the extent this management style is non-dynamic, the Portfolio may subject investors to greater market risk than other mutual funds.

Investment style risk. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Growth companies are often expected by investors to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately even if earnings showed an absolute increase. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.

Leveraging risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a Subadviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's securities.

License risk. Certain Portfolios rely on licenses from third parties to the relevant Subadviser that permit the use of the intellectual property of such parties in connection with the investment strategies for those Portfolios. Such licenses may be terminated by the licensors under certain circumstances, and as a result, a Portfolio may lose its ability to use the licensed name and/or the licensed investment strategy. Accordingly, in the event a license is terminated, it may have a significant effect on the operation of the affected Portfolio.

Liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. Liquidity risk may result if an investment trades in lower volumes. Liquidity risk may also result if a Portfolio makes investments that become less liquid in response to market developments or adverse investor perceptions. When there are few willing buyers and investments cannot be readily sold at the desired time or price, a Portfolio may have to accept a lower price or may not be able to sell the investment at all. An inability to sell a portfolio position can adversely affect a Portfolio's return by causing a decrease in the value of the investment or by preventing the Portfolio from being able to take advantage of other investment opportunities. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Each Portfolio (other than the Money Market Portfolio) generally may invest up to 15% of its net assets in illiquid securities. The Money Market Portfolio may invest up to 10% of its net assets in illiquid securities. The relevant Subadviser will seek to maintain an adequate level of portfolio liquidity, based on all relevant facts and circumstances, with consideration given to the Portfolio's exposure to illiquid securities in the event the market value of such securities exceeds 10% or 15% (as applicable) of the Portfolio's net assets as a result of a decline in the market value of the Portfolio.

Management risk. Actively managed investment portfolios are subject to management risk. Each Subadviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk. Market risk is the risk that the equity and fixed-income markets in which the Portfolios invest will experience market volatility and go down in value, including the possibility that a market will go down sharply and unpredictably. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Market sector/industry concentration risk.Funds that emphasize investments in a particular market sector or industry like real estate

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are subject to an additional risk factor because they are generally less diversified than most equity funds. Property values may fall due to increasing vacancies or declining rents resulting from economic, demographic or legal developments.

Mid-capitalization company risk. The Portfolio may invest in securities of medium and new companies. Investments in intermediate capitalization size companies may be more volatile than investments in larger companies, as intermediate capitalization size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

Mortgage risk. Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans and are subject to certain risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that has exposure to mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because such portfolio will have to reinvest that money at the lower prevailing interest rates.

Most mortgage-backed securities are issued by federal government agencies such as Ginnie Mae, or by government sponsored enterprises such as Freddie Mac or Fannie Mae. Principal and interest payments on mortgage-backed securities issued by the federal government and some Federal government agencies, such as Ginnie Mae, are guaranteed by the Federal government and backed by the full faith and credit of the United States. Mortgage-backed securities issued by other government agencies or government sponsored enterprises, such as Freddie Mac or Fannie Mae, are backed only by the credit of the government agency or enterprise and are not backed by the full faith and credit of the United States. Fannie Mae and Freddie Mac are authorized to borrow from the U.S. Treasury to meet their obligations. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future. Private mortgage-backed securities are issued by private corporations rather than government agencies and are subject to credit risk and interest rate risk. The risks associated with investments in mortgage-related securities, particularly credit risk and liquidity risk, are heightened for investments in sub-prime mortgage-related securities.

Fannie Mae and Freddie Mac hold or guarantee approximately $5 trillion worth of mortgages. The value of the companies' securities has fallen sharply in 2008 due to concerns that the firms do not have sufficient capital to offset losses resulting from the mortgage crisis. In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas Fannie Mae and Freddie Mac could buy, and until 2009, to lend Fannie Mae and Freddie Mac emergency funds and to purchase the entities' stock. On September 6, 2008, at the request of the Secretary of the U.S. Treasury, the Chairman of the Board of Governors of the Federal Reserve and the Director of the FHFA, each of Freddie Mac's and Fannie Mae's boards of directors adopted resolutions consenting to putting the respective companies into conservatorship. After obtaining these consents, the Director of FHFA appointed FHFA as the conservator of each of Fannie Mae and Freddie Mac on September 6, 2008. Fannie Mae and Freddie Mac report that as of November 7, 2008 and November 14, 2008, respectively, the conservator for each company has advised them that it has not disaffirmed or repudiated any contracts entered into by Fannie Mae or Freddie Mac prior to its appointment as conservator. The effect that this conservatorship will have on the companies' debt and equities is unclear. Each of Fannie Mae and Freddie Mac has been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

Non-diversification risk. The chance that a Portfolio's performance may be disproportionately hurt by the performance ofrelatively few securities. A Portfolio which is non-diversified may invest more of its assets in a smaller number of issuers than a diversified Portfolio. Concentrating investments may result in greater potential losses for Portfolios investing in a broader variety of issuers. A Portfolio may be more susceptible to adverse developments affecting a single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio turnover risk. A Portfolio may actively and frequently trade its portfolio securities to achieve its investment objective. This may occur due to active portfolio management by the Portfolio's Subadviser. High portfolio turnover results in higher transaction costs (such as brokerage commissions, dealer mark-ups and other transaction-related expenses), which can adversely affect a Portfolio's performance. Each Subadviser generally will not consider the length of time a Portfolio has held a particular security in making investment decisions. In fact, each Subadviser may engage in active trading on behalf of a Portfolio—that is, frequent trading of its securities—in order to take advantage of new investment opportunities or return differentials. Each Portfolio's turnover rate may be higher than that of other mutual funds due to the Subadviser's investment strategies.

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In addition, certain Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for Prudential to manage the guarantees offered in connection with these benefit programs, Prudential generally: (i) limits the number and types of variable sub-accounts in which contract holders may allocate their account values and (ii) requires contract holders to participate in certain specialized asset transfer programs. The use of these asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. This is particularly true for th Target Maturity Portfolios and the AST Investment Grade Bond Portfolio. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant Subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant Subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Prepayment or call risk. Prepayment or call risk is the risk that issuers will prepay fixed-rate obligations held by a Portfolio when interest rates fall, forcing the Portfolio to reinvest in obligations with lower interest rates than the original obligations. Mortgage-related securities and asset-backed securities are particularly subject to prepayment risk.

Real estate risk. Certain Portfolios may invest in REITs and real estate-linked derivative instruments. Such on emphasis on these types of investments will subject a Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. An investment in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Selection risk. The risk that the securities, derivatives, and other instruments selected by a Portfolio's Subadviser will underperform the market, the relevant indices or other funds with similar investment objectives and investment strategies, or that securities sold short will experience positive price performance.

Short sale risk. A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security's price will decline, exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited, although for fixed-income securities an interest rate of 0% forms an effective limit on how high a securities' price would be expected to rise. Although certain Portfolios may try to reduce risk by holding both long and short positions at the same time, it is possible that a Portfolio's securities held long will decline in value at the same time that the value of the Portfolio's securities sold short increases, thereby increasing the potential for loss.

Small company risk. The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio's ability to sell these securities. Such investments may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The securities of smaller companies may be less liquid than others, which may make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

Underlying Fund risk. The value of an investment in a Portfolio will be related in large part to the investment performance of any of the Portfolio's investments in an underlying fund. Therefore, the principal risks of investing in such a Portfolio are closely related to the principal risks associated with the underlying portfolio and its investments as well as exposing the Portfolio to a pro rata portion of the underlying portfolio's fees and expenses.

U.S. government and agency securities risk. In addition to market risk, interest rate risk and credit risk, such securities may limit a Portfolio's potential for capital appreciation. Not all U.S. Government securities are insured or guaranteed by the U.S. Government, some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Mortgage-backed securities issued by government sponsored enterprises such as Freddie Mac or Fannie Mae are not backed by the full faith and credit of the United States.

Other debt obligations issued or guaranteed by the U.S. government and government-related entities risk.Securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the GNMA, the Farmers Home Administration, the Export-Import Bank, and the Small Business Administration are backed by the full faith and credit of the United States. Obligations of the FNMA, the FHLMC, the Federal Home Loan Bank, the Tennessee Valley Authority and

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the United States Postal Service are not backed by the full faith and credit of the U.S. Government. In the case of securities not backed by the full faith and credit of the United States, a Portfolio generally must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. The yield and market value of these securities are not guaranteed by the U.S. government or the relevant government sponsored enterprise.

Valuation Risk. Due to the nature of some Portfolios' investments and the market environment, a portion of a given Portfolio's assets may be valued at fair value pursuant to guidelines established by the Fund's Board of Trustees. A Portfolio's assets may be valued using prices provided by a pricing service or, alternatively, a broker-dealer or other market intermediary (sometimes just one broker-dealer or other market intermediary) when other reliable pricing sources may not be available. No assurance can be given that such prices accurately reflect the price a Portfolio would receive upon sale of a security. To the extent a Portfolio sells a security at a price lower than the price it has been using to value the security, its net asset value will be adversely affected. When a Portfolio invests in Underlying Portfolios that are not advised, managed, or sponsored by the Investment Managers or their affiliates (collectively, the Underlying Non-Prudential Portfolios), it will generally value its investments in those Underlying Non-Prudential Portfolios based upon net asset valuation determinatinos provided by the Underlying Non-Prudential Portfolios. These values may not be precisely the same as if the investments of the Underlying Non-Prudential Portfolios had been valued using the procedures employed by a Portfolio to value its own assets. In addition, if there is wide variation in hte fair value estimates produced by the market participants with respect to investments held by a Portfolio, such variations may make it harder for the Portfolio to sell that investment (i.e., such variation may tend to increase liquidity risk).

Valuation of Private Real Estate-Related Investments risk. Private real estate-related investments owned by the Global Real Estate Portfolio will be fair valued each day using a methodology set forth in Valuation Policies and Procedures adopted by the Board of the Trust that incorporate periodic independent appraised value of the properties. An appraisal is an estimate of market value. The realizable market value of real estate depends to a great extent on economic and other conditions beyond the control of the Global Real Estate Portfolio.

Value Style risk. Certain stocks purchased by the Emerging Markets Equity Portfolio may be undervalued due to adverse economic conditions or other near-term difficulties that cause them not to achieve their expected financial potential. Undervaluation may also arise because companies are misunderstood by investors or because they are out of step with favored market themes.

Yankee obligations risk. Yankee obligations are U.S. dollar-denominated debt securities of foreign corporations issued in the United States and U.S. dollar-denominated debt securities issued or guaranteed as to payment of principal and interest by governments, quasi-governmental entities, government agencies, and other governmental entities of foreign countries and supranational entities, which securities are issued in the United States. Debt securities of quasi-governmental entities are issued by entities owned by either a national, state, or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Investments in the securities of foreign corporations and governments, even those denominated in U.S. dollars, involve certain risks not typically associated with investments in domestic issuers. The values of the securities of foreign corporations and governments are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, such as changes in economic or monetary policies. In addition, Yankee obligations may be less liquid than the debt obligations of U.S. issuers. In general, less information is publicly available about foreign corporations than about U.S. companies. Foreign corporations are generally not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Some securities issued by foreign governments or their subdivisions, agencies, and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a foreign government, it may be difficult for the Portfolio to pursue its rights against such government in that country's courts. Some foreign governments have defaulted on principal and interest payments. In addition, a Portfolio's investments in Yankee obligations may be subject to the risk of nationalization or expropriation of a foreign corporation's assets, imposition of currency exchange controls, or restrictions on the repatriation of non-U.S. currency, confiscatory taxation, political or financial instability and adverse diplomatic developments.These risks are heightened in all respects with respect to Yankee obligations issued by foreign corporations and governments located in emerging markets.

Introduction to Past Performance

A number of factors, including risk, can affect how a Portfolio performs. The bar charts and tables on the following pages demonstrate the risk of investing in each Portfolio by showing how returns can change from year to year and by showing how each Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that a Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the charts and tables on the following pages are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges. During certain periods shown, fee waivers and/or

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expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for a Portfolio would have been lower.

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Past Performance: International & Global Portfolios

AST International Growth Portfolio

Annual Returns

Best Quarter	Worst Quarter
59.16%(4th quarter of 1999)	-25.19%(3rd quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 years
Portfolio	-50.23%	-0.60%	0.62%
Morgan Stanley Capital International (MSCI) EAFE Index (GD)*	-43.06%	2.10%	1.18%

*The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The Portfolio utilizes the MSCI EAFE Index (GD). The ND (net dividends) and GD (gross dividends) versions of the MSCI EAFE Index differ in that ND returns reflect the impact of the maximum withholding taxes on reinvested dividends while the GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

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Past Performance: Capital Growth Portfolios

AST Small-Cap Growth Portfolio

Annual Returns

Best Quarter	Worst Quarter
79.79%(4th quarter of 1999)	-31.21% (4th quarter of 2000)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 years
Portfolio	-35.00%	-5.83%	-1.87%
Russell 2000 Index*	-33.79%	-0.93%	3.02%
Russell 2000 Growth Index**	-38.54%	-2.35%	-0.76%

*The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. These returns do not include the effect of any investment managements expenses. These returns would have been lower if they included the effect of these expenses.

**The Russell 2000 Growth Index consists of those companies in the Russell 2000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

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AST Neuberger Berman Mid-Cap Growth Portfolio

Annual Returns

Best Quarter	Worst Quarter
49.26%(4th quarter of 1999)	-29.71%(3rd quarter of 2001)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 years
Portfolio	-43.18%	0.85%	-0.33%
Standard & Poor's MidCap 400 Index*	-36.23%	-0.08%	4.46%
Russell Midcap Growth Index**	-44.32%	-2.33%	-0.19%

*The Standard & Poor's MidCap 400 Composite Stock Price Index (Standard & Poor's MidCap 400 Index)--an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry group representation--gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Russell Midcap Growth Index consists of those securities in the Russell Midcap Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

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Past Performance: Capital Growth Portfolios (Continued)

AST Goldman Sachs Concentrated Growth Portfolio

Annual Returns

Best Quarter	Worst Quarter
33.97%(4th quarter of 1999)	-27.39%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 years
Portfolio	-40.27%	-4.31%	-6.41%
Standard & Poor's 500 Index*	-36.99%	-2.19%	-1.38%
Russell 1000 Growth Index**	-38.44%	-3.42%	-4.27%

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

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AST Large-Cap Value Portfolio

Annual Returns

Best Quarter	Worst Quarter
13.27%(2nd quarter of 2003)	-22.39%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 years
Portfolio	-41.49%	-3.74%	-1.33%
Standard & Poor's 500 Index*	-36.99%	-2.19%	-1.38%
Russell 1000 Value Index**	-36.85%	-0.79%	1.36%

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Russell 1000 Value Index measures measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

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Past Performance: Growth & Income Portfolios

AST AllianceBernstein Growth & Income Portfolio

Annual Returns

Best Quarter	Worst Quarter
17.89%(2nd quarter of 2003)	-20.31%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 years
Portfolio	-40.69%	-3.19%	0.52%
Standard & Poor's 500 Index*	-36.99%	-2.19%	-1.38%
Russell 1000® Value Index**	-36.85%	-0.79%	1.36%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Russell 1000 Value Index measures measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

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Past Performance: Asset Allocation Portfolios

AST T. Rowe Price Asset Allocation Portfolio

Annual Returns

Best Quarter	Worst Quarter
12.45%(2nd quarter of 2003)	-14.26%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 years
Portfolio	-25.94%	0.61%	1.87%
Standard & Poor's 500 Index*	-36.99%	-2.19%	-1.38%
Blended Index**	-21.91%	0.72%	1.70%

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Blended Index consists of the Standard & Poor's 500 Index (60%) and the Barclays Capital U.S. Government/Credit Index (40%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

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Past Performance: Fixed Income Portfolios

AST PIMCO Total Return Bond Portfolio

Annual Returns

Best Quarter	Worst Quarter
6.22%(3rd quarter of 2001)	-3.58%(3rd quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 years
Portfolio	-2.26%	3.39%	5.03%
Barclays Capital U.S. Aggregate Bond Index*	5.24%	4.65%	5.63%

*The Barclays Capital U.S. Aggregate Bond Index —an unmanaged index of investment-grade securities issued by the U.S. Government and its agencies and by corporations with between one and ten years remaining to maturity—gives a broad look at how short and intermediate-term bonds have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

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AST PIMCO Limited Maturity Bond Portfolio

Annual Returns

Best Quarter	Worst Quarter
3.00%(3rd quarter of 2007)	-1.36%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 years
Portfolio	1.12%	3.07%	4.44%
Merrill Lynch 1-3 Year Treasury Index*	6.61%	4.06%	4.71%

*The Merrill Lynch 1-3 Year Treasury Index is a sub-index of the Merrill Lynch Treasury Master Index. It includes issues in the form of publicly placed, coupon-bearing U.S. Treasury debt. Issues must carry a term to maturity of at least one year. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

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Fees and Expenses of the Portfolios

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios. Unless otherwise indicated, the fees and expenses shown below are based upon each Portfolio's expenses for the year ended December 31, 2008 and are expressed as a percentage of the average daily net assets of each Portfolio. Expenses may vary in future years.

The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets, in %)
	Shareholder Fees (fees paid directly from your investment)	Management Fees[4]	Distribution (12b-1) Fees	Other Expenses[1]	Acquired Portfolio Fees & Expenses [2]	Total Annual Portfolio Operating Expenses [3]
AST International Growth	None	1.00	None	.18	-	1.18
AST Small-Cap Growth	None	.90	None	.22	-	1.12
AST Neuberger Berman Mid-Cap Growth	None	.90	None	.15	-	1.05
AST Goldman Sachs Concentrated Growth	None	.90	None	.14	-	1.04
AST Large-Cap Value	None	.75	None	.12	-	.87
AST AllianceBernstein Growth & Income	None	.75	None	.13	-	.88
AST T. Rowe Price Asset Allocation	None	.85	None	.15	-	1.00
AST PIMCO Total Return Bond	None	.65	None	.13	-	.78
AST PIMCO Limited Maturity Bond	None	.65	None	.15	-	.80

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Example

The following Example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Because the following example does not include the effect of Contract charges, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus. The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio's total operating expenses remain the same (including the indirect expenses of any acquired portfolios in which the Portfolio invests), except for any contractual fee waivers and overall expense limitations that may be in effect for the one year period in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expense Example
	1 Year	3 Years	5 Years	10 Years
AST International Growth	$120	$375	$649	$1,432
AST Small-Cap Growth	114	356	617	1,363
AST Neuberger Berman Mid-Cap Growth	107	334	579	1,283
AST Goldman Sachs Concentrated Growth	106	331	574	1,271
AST Large-Cap Value	89	278	482	1,073
AST AllianceBernstein Growth & Income	90	281	488	1,084
AST T. Rowe Price Asset Allocation	102	318	552	1,225
AST PIMCO Total Return Bond	80	249	433	966
AST PIMCO Limited Maturity Bond	82	255	444	990

1 Shares of the Portfolios are generally purchased through variable insurance products. The Trust has entered into arrangements with the issuers of the variable insurance products offering the Portfolios under which the Trust compensates the issuers 0.10% for providing ongoing services to Portfolio shareholders in lieu of the Trust providing such services directly to shareholders. Amounts paid under these arrangements are included in "Other Expenses." Subject to the expense limitations set forth below, for each Portfolio of the Trust, except as described below, the Investment Managers have agreed to voluntarily waive a portion of the 0.10% administrative services fee, based on the average daily net assets of each Portfolio of the Trust, as set forth in the table below:

Average Daily Net Assets of Portfolio	Fee Rate Including Waiver
Up to and including $500 million	0.10% (no waiver)
Over $500 million up to and including $750 million	0.09%
Over $750 million up to and including $1 billion	0.08%
Over $1 billion	0.07%

2 Some of the Portfolios invest in other investment companies (the Acquired Portfolios), including the Dryden Core Investment Fund. Investors in a Portfolio indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown under "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios in which each Portfolio invested during the year ended December 31, 2008.

When a Portfolio's "Acquired Portfolio Fees and Expenses" are less that 0.01%, such expenses are included in the column titled "Other Expenses." This may cause the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables of such Portfolios.

3 Effective as of July 1, 2008, the Investment Managers have voluntarily agreed to waive a portion of their management fee and/or limit expenses (expressed as a percentage of average daily net assets) for certain Portfolios of the Fund, as set forth in the table below. These arrangements may be discontinued or otherwise modified at any time.

Portfolio	Fee Waiver and/or Expense Limitation
AST Large-Cap Value	0.84%
AST Neuberger Berman Mid-Cap Growth	1.25%

4 The management fee rate shown in the "management fees" column is based on the indicated ortfolio's average daily net assets as of the fiscal year ended December 31, 2008, except that the fee rate shown does not reflect the impact of any contractual or voluntary management fee waivers that may be applicable and which would result in a reduction in the fee rate paid by the Portfolio. The management fee rate for certain Portfolios may include "breakpoints" which are reduced fee rates that are applicable at specified levels of Portfolio assets; the effective fee rates shown in the table reflect and incorporate any contractual fee "breakpoints" which may be applicable.

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MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Introduction

We describe each Portfolio's investment objective and policies on the following pages. We describe certain investment instruments that appear below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios.

Although we make every effort to achieve each Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Trustees can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Int'l and Global: Inv Objectives and Policies

AST International Growth Portfolio

Investment Objective: long-term growth of capital.

Principal Investment Policies and Risks:

The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in securities of issuers that are economically tied to countries other than the United States. Equity securities include common stocks, preferred stocks, warrants, securities convertible into or exchangeable for common or preferred stocks, American Depositary Receipts (ADRs) and other similar depositary receipts and shares. The Portfolio has the flexibility to invest on a worldwide basis in companies and organizations of any size, regardless of country of organization or place of principal business activity. The Portfolio normally invests primarily in securities of issuers from at least five different countries, which may include countries with emerging markets, excluding the United States. Although the Portfolio intends to invest at least 80% of its assets in the securities of issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

The assets of the Portfolio are independently managed by two Subadvisers under a multi-manager structure. Pursuant to the multi-manager structure, the Investment Managers of the Portfolio determine and allocate a portion of the Portfolio's assets to each of the Subadvisers. The allocations will be reviewed by the Investment Managers periodically and may be altered or adjusted by the Investment Managers without prior notice. Such adjustments will be reflected in the annual update to this prospectus.

Although each Subadviser will follow the Portfolio's policy of investing, under normal circumstances, at least 80% of the value of its assets in securities of issuers that are economically tied to countries other than the United States, each Subadviser expects to utilize different investment strategies to achieve the Portfolio's investment objective of long-term growth of capital. The current asset allocations and principal investment strategies for each of the Subadvisers are summarized below.

Under normal circumstances, the Portfolio primarily invests in securities of issuers from at least five different countries, which may include countries with emerging markets, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country. The Portfolio invests primarily in companies selected for their growth potential.

William Blair generally takes a "bottom-up" approach to choosing investments for the Portfolio. In other words, William Blair seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large, regardless of where the companies are organized or where they primarily conduct business. Although themes may emerge, William Blair generally selects securities, without regard to any defined allocation among countries, geographic regions or industry sectors, or other similar selection procedure. Current income is not a significant factor in choosing investments, and any income realized by the Portfolio will be incidental to its objective.

In selecting investments for the Portfolio, Marsico uses an approach that combines "top-down" macro-economic analysis with "bottom-up" stock selection.

The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

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Marsico then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico may visit with various levels of a company's management, as well as with its customers and (as relevant) suppliers, distributors, and competitors. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth, current income and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico may reduce or sell a Fund's investments in portfolio companies if, in the opinion of Marsico, a company's fundamentals change substantially, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential or current income potential, more attractive investment opportunities appear elsewhere, or for other reasons.

The core investments of the Portfolio generally may include established companies and securities that offer long-term growth potential. However, the portfolio also may typically include securities of less mature companies, companies or securities with more aggressive growth characteristics, and companies undergoing significant changes such as the introduction of a new product line, the appointment of a new management team, or an acquisition.

As with any fund investing primarily in equity securities, the fundamental risk associated with the Portfolio is the risk that the value of the equity securities it holds might decrease. Stock values may fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. As a fund that invests primarily in the securities of foreign issuers, the risk associated with the Portfolio may be greater than a fund investing primarily in domestic securities. For a further discussion of the risks involved in investing in foreign securities, see this Prospectus under "Principal Risks." In addition, the Portfolio may invest to some degree in smaller or newer issuers, which are more likely to realize substantial growth as well as suffer significant losses than larger or more established issuers.

The Portfolio generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may occur as the result of liquidity needs, securities having reached a desired price or yield, anticipated changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time the investment was made. To a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices.

Special Situations. The Portfolio may invest in "special situations" from time to time. A special situation arises when, in the opinion of a Subadviser, the securities of a particular issuer will be recognized and increase in value due to a specific development with respect to that issuer. Developments creating a special situation might include a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Other Investments:
The Portfolio may invest to a lesser degree in debt securities, including bonds rated below investment grade ("junk" bonds), mortgage and asset-backed securities and zero coupon, pay-in-kind and step coupon securities (securities that do not, or may not under certain circumstances, make regular interest payments).

The Portfolio may make short sales "against the box." In addition, the Portfolio may invest in the following types of securities and engage in the following investment techniques:

Futures, Options and Other Derivative Instruments. The Portfolio may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts and may invest in options on securities, financial indices and foreign currencies,

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forward contracts and interest rate swaps and swap-related products (collectively "derivative instruments"). The Portfolio intends to use most derivative instruments primarily to hedge the value of its portfolio against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Portfolio may also use derivative instruments for non-hedging purposes such as seeking to increase income. The Portfolio may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

Index/Structured Securities. The Portfolio may invest in indexed/structured securities, which typically are short-to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may offer growth potential because of anticipated changes in interest rates, credit standing, currency relationships or other factors

Temporary Investments. When a Subadviser believes that market conditions are not favorable for profitable investing or when the Subadviser is otherwise unable to locate favorable investment opportunities, the Portfolio's investments may be hedged to a greater degree and/or its cash or similar investments may increase. In other words, the Portfolio does not always stay fully invested in stocks and bonds. The Portfolio's cash and similar investments may include high-grade commercial paper, certificates of deposit, repurchase agreements and money market funds managed by the Subadviser. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of long-term growth of capital will be limited.

This Portfolio is co-managed by William Blair and Marsico. As of January 31, 2009, William Blair is responsible for managing approximately 69% of the Portfolio, and Marsico is responsible for managing approximately 31% of the Portfolio.

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Capital Growth Portfolios: Investment Objectives & Policies

AST Small-Cap Growth Portfolio

Investment Objective: long-term capital growth.

Principal Investment Policies and Risks:
The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies. The 80% investment requirement applies at the time the Portfolio invests its assets.

The Portfolio normally pursues its objective by investing primarily in the common stocks of small-capitalization companies. For purposes of the Portfolio, small-capitalization companies are generally those that have market capitalizations no larger than the largest capitalized company included in the Russell 2000® Growth Index at the time of the Portfolio's investment. The size of the companies in the Russell 2000® Growth Index and those on which the Subadviser intends to focus the Portfolio's investments will change with market conditions.

Eagle is responsible for managing the Portfolio's assets. Eagle uses extensive fundamental research to seek out rapidly growing, under-researched small cap companies trading at reasonable valuations. Such companies typically have accelerating earnings growth, a high or expanding return on equity, a competent management team with a strong ownership incentive and a positive catalyst such as an exciting new product, a management change or other restructuring.

Securities will generally be sold if they reach what is believed to be an unsustainable valuation, if their fundamentals deteriorate, if the original investment thesis proves to be incorrect or if the industry dynamics have negatively changed.

Because the Portfolio invests primarily in common stocks, the primary risk of investing in the Portfolio is that the value of the stocks it holds might decrease, and you could lose money. The prices of the securities in the Portfolios will fluctuate. These price movements may occur because of changes in the financial markets as a whole, a company's individual situation or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

Other Investments:
The Portfolio may invest to a lesser degree in types of securities other than common stocks, including preferred stocks, warrants, and convertible securities. In addition, the Portfolio may invest in the following types of securities and engage in the following investment techniques:

Foreign Securities. The Portfolio may invest up to 15% of its total assets in foreign securities. The Portfolio may invest directly in foreign securities denominated in foreign currencies, or may invest through depositary receipts or passive foreign investment companies. Generally, the same criteria are used to select foreign securities as domestic securities. American Depository Receipts and foreign issuers traded in the United States are not considered to be Foreign Securities for purposes of this investment limitation.

Futures, Options and Other Derivative Instruments. The Portfolio may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts, and may invest in options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products (collectively "derivative instruments"). The Portfolio may use derivative instruments to hedge the value of its portfolio against potential adverse movements in securities prices, currency exchange rates or interest rates.

Temporary Investments. When the Subadviser believes that market conditions are not favorable for profitable investing or when the Subadviser is otherwise unable to locate favorable investment opportunities, the Portfolio's investments may be hedged to a greater degree and/or its cash or similar investments may increase. In other words, the Portfolio does not always stay fully invested in stocks and other equity securities. The Portfolio's cash and similar investments may include high-grade commercial paper, certificates of deposit, repurchase agreements and money market funds managed by the Subadviser or others. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of capital growth will be limited.

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AST Neuberger Berman Mid-Cap Growth Portfolio

Investment Objective: to seek capital growth.

Principal Investment Policies and Risks:
The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in common stocks of mid-capitalization companies. The 80% investment requirement applies at the time the Portfolio invests its assets. The Portfolio seeks to reduce risk by diversifying among many companies, industries and sectors.

The Subadviser employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, the Subadviser looks for fast-growing companies with above average sales and competitive returns on equity relative to their peers. In doing so, the Subadviser analyzes such factors as: financial condition (such as debt to equity ratio); market share and competitive leadership of the company's products; earnings growth relative to competitors; and market valuation in comparison to a stock's own historical norms and the stocks of other mid-cap companies.

The Subadviser follows a disciplined selling strategy, and may sell a stock when it fails to perform as expected, or when other opportunities appear more attractive. As with any fund investing primarily in equity securities, the Portfolio is subject to the risk that the value of the equity securities in the Portfolio will decline.

As a fund that invests primarily in mid-cap companies, the Portfolio's risk and share price fluctuation can be expected to be more than that of many funds investing primarily in large-cap companies, but less than that of many funds investing primarily in small-cap companies. Mid-cap stocks may fluctuate more widely in price than the market as a whole, may underperform other types of stocks when the market or the economy is not robust, or fall in price or be difficult to sell during market downturns. In addition, the Portfolio's growth investment program will generally involve greater risk and price fluctuation than funds that invest in more undervalued securities. Because the prices of growth stocks tend to be based largely on future expectations, these stocks historically have been more sensitive than value stocks to bad economic news and negative earnings surprises.

Other Investments:
Although equity securities are normally the Portfolio's primary investments, it may invest in preferred stocks and convertible securities, as well as the types of securities described below.

Fixed Income Securities. The Portfolio may also invest in investment grade fixed income or debt securities. If the quality of any fixed income securities held by the Portfolio deteriorates so that they are no longer investment grade, the Portfolio will sell such securities in an orderly manner so that its holdings of such securities do not exceed 5% of its net assets.

Foreign Securities. The Portfolio may invest up to 10% of the value of its total assets, measured at the time of investment, in equity and debt securities that are denominated in foreign currencies. There is no limitation on the percentage of the Portfolio's assets that may be invested in securities of foreign companies that are denominated in U.S. dollars. In addition, the Portfolio may enter into foreign currency transactions, including forward foreign currency contracts and options on foreign currencies, to manage currency risks, to facilitate transactions in foreign securities, and to repatriate dividend or interest income received in foreign currencies.

Covered Call Options. The Portfolio may try to reduce the risk of securities price or exchange rate changes (hedge) or generate income by writing (selling) covered call options against securities held in its portfolio, and may purchase call options in related closing transactions.

Real Estate Investment Trusts (REITs). The Portfolio may invest in REITs. REITs are pooled investment vehicles which invest primarily in real estate or real estate loans.

Temporary Investments. When the Portfolio anticipates unusual market or other conditions, it may temporarily depart from its objective of capital growth and invest substantially in high-quality short-term investments. This could help the Portfolio avoid losses but may mean lost opportunities.

AST Goldman Sachs Concentrated Growth Portfolio

Investment Objective: Long-term growth of capital.

Principal Investment Policies and Risks:
The Portfolio will pursue its objective, under normal circumstances, by investing primarily in equity securities. Equity securities include common stocks, preferred securities, warrants and securities convertible into or exchangeable for common or preferred stocks. Investments will be in companies that the Subadviser believes have potential to achieve capital appreciation over the long-term. The Portfolio seeks to achieve its investment objective by investing, under normal circumstances, in approximately 30-45 companies that are considered by the Subadviser to be positioned for long-term growth.

Because the Portfolio invests a substantial portion (or all) of its assets in equity securities, the Portfolio is subject to the risks associated with investments in equity securities, and the Portfolio's share price therefore may fluctuate substantially. This is true

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despite the Portfolio's focus on the securities of larger more-established companies. The Portfolio's share price will be affected by changes in the stock markets generally, and factors specific to a company or an industry will affect the prices of particular stocks held by the Portfolio (for example, poor earnings, loss of major customers, major litigation against an issuer, or changes in government regulations affecting an industry). Because of the types of securities it invests in, the Portfolio is designed for those who are investing for the long term.

The Portfolio generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may occur as the result of liquidity needs, securities having reached a desired price or yield, anticipated changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time the investment was made.

Special Situations. The Portfolio may invest in "special situations" from time to time. A "special situation" arises when, in the opinion of the Subadviser, the securities of a particular company will be recognized and appreciate in value due to a specific development, such as a technological breakthrough, management change or new product at that company. Investment in "special situations" carries an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Non-diversified Status. The Portfolio is "non-diversified" under the Investment Company Act of 1940 and may invest a large percentage of its assets in only a few issuers, unlike "diversified" mutual funds. Therefore, the Portfolio may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Other Investments:
Although the Subadviser expects to invest primarily in equity securities, the Portfolio may also invest to a lesser degree in debt securities when the Portfolio perceives an opportunity for capital growth from such securities. The Portfolio is subject to the following percentage limitations on investing in certain types of debt securities:

· 35% of its assets in bonds rated below investment grade ("junk" bonds).
· 25% of its assets in mortgage- and asset-backed securities.
· 10% of its assets in zero coupon, pay-in-kind and step coupon securities (securities that do not, or may not under certain circumstances, make regular interest payments).

The Portfolio may make short sales "against the box." In addition, the Portfolio may invest in the following types of securities and engage in the following investment techniques:

Foreign Securities. The Portfolio may also purchase securities of foreign issuers, including foreign equity and debt securities and depositary receipts. Foreign securities are selected primarily on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. No more than 25% of the Portfolio's assets may be invested in foreign securities denominated in foreign currencies and not publicly traded in the United States.

Futures, Options and Other Derivative Instruments. The Portfolio may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts and may invest in options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products (collectively "derivative instruments"). The Portfolio intends to use most derivative instruments primarily to hedge the value of its portfolio against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Portfolio may also use derivative instruments for non-hedging purposes such as seeking to increase income. The Portfolio may also use a variety of currency hedging techniques, including forward foreign currency exchange contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

Temporary Investments. The Subadviser may increase the Portfolio's cash position without limitation when the Subadviser is of the opinion that appropriate investment opportunities for capital growth with desirable risk/reward characteristics are unavailable. Cash and similar investments (whether made for defensive purposes or to receive a return on idle cash) will include high-grade commercial paper, certificates of deposit, repurchase agreements and money market funds managed by the Subadviser. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of capital growth will be limited.

AST Large-Cap Value Portfolio

Investment Objective: to seek current income and long-term growth of income, as well as capital appreciation.

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Principal Policies and Risks:
The Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in large capitalization companies. Large capitalization companies are generally those that have market capitalizations, at the time of purchase, within the market capitalization range of the Russell 1000® Value Index. The 80% requirement applies at the time the Portfolio invests its assets. Some of these securities may be acquired in initial public offerings (IPOs). In addition to these principal investments, the Portfolio may invest up to 20% of its total assets in foreign securities.

The assets of the Portfolio are independently managed by three Subadvisers under a multi-manager structure. Pursuant to the multi-manager structure, the Investment Managers of the Portfolio determine and allocate a portion of the Portfolio's assets to each of the Subadvisers. The allocations will be reviewed by the Investment Managers periodically and may be altered or adjusted by the Investment Managers without prior notice. Such adjustments will be reflected in the annual update to this prospectus.

Although each Subadviser will follow the Portfolio's policy of investing, under normal circumstances, at least 80% of the Portfolio's assets in large capitalization companies, each Subadviser expects to utilize different investment strategies to achieve the Portfolio's objective of current income and long-term growth of income, as well as capital appreciation. The current asset allocations and principal investment strategies for each of the Subadvisers are summarized below:

Hotchkis and Wiley normally focuses on stocks that have a high cash dividend or payout yield relative to the market. Payout yield is defined as dividend yield plus net share repurchases. The Subadviser also may invest in stocks that don't pay dividends, but have growth potential unrecognized by the market or changes in business or management that indicate growth potential.

Eaton Vance normally invests primarily in value stocks of large-cap companies, which are common stocks that, in the Subadviser's opinion, are inexpensive or undervalued relative to the overall stock market. Investment decisions are made primarily on the basis of fundamental research and involve consideration of numerous factors, including quality of business franchises, financial strength, management capability and integrity, growth potential, valuation and earnings and cash flow capabilities. Many of these considerations are subjective. Eaton Vance intends to manage investment risk by maintaining broad issuer and industry diversification among its holdings, and by utilizing fundamental analysis of risk/return characteristics in securities selection. The Subadviser may sell a security when its price objective for the security is reached, the fundamentals of the company deteriorate, a security's price falls below acquisition cost or to pursue more attractive investment options.

As an alternative to holding foreign securities directly, the Portfolio may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the over-the-counter market (including depositary receipts which evidence ownership in underlying foreign stocks). Such investments are not subject to the 20% limitation on investing in foreign securities. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including political and economic risks. The Portfolio may also invest in other equity securities, including, but not limited to, convertible securities, preferred stock and real estate investment trusts.

Dreman seeks to provide a total return greater than that of the benchmark over time, to protect client capital during market downturns and to stay consistent in our low price-to-earnings ratio, contrarian value approach to investment management, while taking into consideration dividend yield. Dreman will seek to attain superior returns by using a contrarian value investment approach.

Dreman believes that it can attain superior performance by adhering to an investment strategy that is disciplined and has a demonstrated record of success. Dreman's investment strategy emphasizes stocks that offer unique investment values. The criterion used to identify such stocks include below average price-to-earnings, price-to-book, and/or price-to-cash flow ratios and above average dividend yields. Over the last 25 years, extensive studies, which date as far back as the 1930s, conducted by David Dreman and affiliates of Dreman, have led the Dreman to conclude that consistently applying disciplined value strategies yields superior long-term total returns.

Temporary Investments: In periods of uncertain market and economic conditions, the Portfolio may assume a defensive position with up to 100% of its assets temporarily held in cash. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective may be limited.

On or about April 1, 2009, Hotchkis and Wiley was responsible for managing approximately 15% of the Portfolio's assets, Eaton Vance was responsible for managing approximately 60% of the Portfolio's assets and Dreman was responsible for managing approximately 25% of the Portfolio's assets.

On or about May 1, 2009, the Investment Managersintend to reallocate the Portfolio's assets sothat Hotchkis and Wiley will be responsible for managing approximately 20% of the Portfolio's assets and Eaton Vance will be responsible for managing

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approximately 80% of the Portfolio's assets.Upon such reallocation of the Portfolio's assets, Dreman will no longer be responsible for managing any of the Portfolio's assets. It is expected that Hotchkis and Wiley and Eaton Vance will be the Portfolio's only subadvisers on or about July 31, 2009.

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Growth and Income Portfolios: Investment Objectives & Policies

AST AllianceBernstein Growth & Income Portfolio

Investment Objective: long-term growth of capital and income.

Principal Investment Policies and Risks:
The Portfolio normally will invest in common stocks (and securities convertible into common stocks). The Subadviser will take a value-oriented approach, in that it will try to keep the Portfolio's assets invested in securities that are selling at reasonable valuations in relation to their fundamental business prospects. In doing so, the Portfolio may forgo some opportunities for gains when, in the judgment of the Subadviser, they are too risky.

In seeking to achieve its objective, the Portfolio invests primarily in the equity securities of U.S. companies that the Subadviser believes are undervalued. The Subadviser believes that, over time, stock prices (of companies in which the Portfolio invests) will come to reflect the companies' intrinsic economic values. The Subadviser uses a disciplined investment process to evaluate the companies in its extensive research universe. Through this process, the Subadviser seeks to identify the stocks of companies that offer the best combination of value and potential for price appreciation.

The Subadviser employs a multifactor valuation model which to seeks to discern the relative attractiveness of individual investment opportunities derived from a universe of substantially large, seasoned, U.S. domiciled companies. The Subadviser utilizes this model to systematically identify equity securities whose current market prices do not reflect what it considers to be their relative intrinsic economic values. In determining a company's relative investment attractiveness, the Subadviser takes into account many fundamental factors it believes bear on the ability of the company to perform in the future, including prospective earnings and cash flow growth, the competitive position of the company, forecast balance sheet strength, and the capital usage decisions of management. The Subadviser then ranks each of the companies in order of their relative attractiveness with companies demonstrating the largest positive disparities deemed to be the most undervalued. In conjunction with AllianceBernstein's fundamental research teams, the U.S. Relative Value team will select from a candidate list of attractively valued stocks (based on our multifactor valuation model) to populate the portfolio with attractively valued securities.

Other Investments: The Portfolio, in addition to investing in common stocks and convertible securities, may write covered call options listed on domestic securities exchanges with respect to securities in the Portfolio. It is not intended for the Portfolio to write covered call options with respect to securities with an aggregate market value of more than 10% of the Portfolio's net assets at the time an option is written. The Portfolio also may purchase and sell forward and futures contracts and related options for hedging purposes. The Portfolio may also invest up to 15% of its net assets (at the time of investment) in foreign securities, and invest in straight bonds and other debt securities.

Temporary Investments. The Portfolio may invest in short-term debt and other high quality fixed-income securities to create reserve purchasing power and also for temporary defensive purposes. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective may be limited.

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Asset Allocation Portfolios: Investment Objectives & Policies

AST T. Rowe Price Asset Allocation Portfolio

Investment Objective: to seek a high level of total return by investing primarily in a diversified portfolio of equity and fixed-income securities.

Principal Investment Policies and Risks:
The Portfolio will invest, under normal circumstances, approximately 60% of its total assets in equity securities and 40% in fixed income securities. This mix may vary over shorter time periods; the equity portion may range between 50-70% and the fixed income portion between 30-50%.

The Subadviser concentrates common stock investments in larger, more established companies, but the Portfolio may include small and medium-sized companies with good growth prospects. The Portfolio's exposure to smaller companies is not expected to be substantial, and will not constitute more than 30% of the equity portion of the Portfolio. Up to 35% of the equity portion may be invested in foreign (non-U.S. dollar denominated) equity securities. The fixed income portion of the Portfolio will be allocated among investment grade securities (50-100% of the fixed income portion); high yield or "junk" bonds (up to 30%); foreign (non-U.S. dollar denominated) high quality debt securities and emerging market securities (up to 30%); and cash reserves (up to 20%). Cash reserves may consist of U.S.-dollar and non U.S.-dollar currencies.

The precise mix of equity and fixed income investments will depend on the Subadviser's outlook for the markets. When deciding upon asset allocations, the Subadviser may favor fixed income securities if the economy is expected to slow sufficiently to hurt corporate profit growth. The opposite may be true when strong economic growth is expected. The Portfolio's investments in foreign equity and debt securities are intended to provide additional diversification, and the Subadviser will normally have at least three different countries represented in both the foreign equity and foreign debt portions of the Portfolio.

Securities may be sold for a variety of reasons, such as to effect a change in asset allocation, to secure gains or limit losses, or to re-deploy assets into more promising opportunities.

As a fund that invests both in equity and fixed income securities, the Portfolio risk of loss and share price fluctuation (and potential for gain) will tend to be less than funds investing primarily in equity securities and more than funds investing primarily in fixed income securities. Of course, both equity and fixed income securities may decline in value.

Equity securities may decline because the stock market as a whole declines, or because of reasons specific to the company, such as disappointing earnings or changes in its competitive environment. The Portfolio's level of risk will increase if a significant portion of the Portfolio is invested in securities of small-cap companies. Like other fixed income funds, the fixed income portion of the Portfolio is subject to changes in market interest rates and changes in the credit quality of specific issuers. Because of the Portfolio's focus on fixed income securities with intermediate to long maturities, changes in market interest rates may cause substantial declines in the Portfolio's share price. The Portfolio's level of risk will increase if a significant portion of the Portfolio is invested in lower-rated high yield bonds or in foreign securities. Because a significant portion of the Portfolio's fixed income investments may be in mortgage-related and asset-backed securities, this could add increased volatility and carry special risks in the event of declining interest rates which would cause prepayments to increase, and the value of the securities to decrease.

Equity Securities. When selecting particular stocks to purchase, the Subadviser will examine relative values and prospects among growth and value-oriented stocks, domestic and international stocks, and small-to large-cap stocks. Domestic stocks are drawn from the overall U.S. market while international equities are selected primarily from large companies in developed countries. Investments in non-U.S. dollar denominated stocks may be made solely for capital appreciation or solely for income or any combination of both for the purpose of achieving a higher overall return. Stocks of companies in developing countries may also be included. The equity portion of the Portfolio also may include convertible securities, preferred stocks and warrants.

Investments in small companies involve both higher risk and greater potential for appreciation. These companies may have limited product lines, markets and financial resources, or they may be dependent on a small or inexperienced management group. In addition, their securities may trade less frequently and move more abruptly than securities of larger companies.

Fixed Income Securities. Bond investments are primarily investment grade (top four credit ratings) and are chosen from across the entire government and corporate bond markets. Up to 30% of the Portfolio's fixed income portion may be invested in high yield bonds. A significant portion of the Portfolio's fixed income investments may be in mortgage-related (including mortgage dollar rolls and derivatives such as collateralized mortgage obligations and stripped mortgage-backed securities) and asset-backed securities. Bank debt and loan participations and assignments may also be purchased. Maturities and duration of the fixed income portion of the

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portfolio will reflect the sub-advisor's outlook for interest rates. The cash reserves component will consist of high quality domestic and foreign money market instruments, including money market funds managed by the Subadviser.

Other Investments:
Swap Agreements. The Portfolio may enter into interest rate, index, total return, credit default and currency exchange rate swap agreements for the purposes of attempting to obtain a desired return at a lower cost than if the Portfolio had invested directly in an instrument that yielded the desired return or for the purpose of hedging a portfolio position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a "notional amount," i.e., a specified dollar amount that is hypothetically invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or "cap"; interest floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Under most swap agreements entered into by the Portfolio, the parties' obligations are determined on a "net basis." Consequently, the Portfolio's obligations (or rights) under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party.

There are risks in the use of swaps. Whether the Portfolio's use of swap agreements will be successful will depend on the sub-advisor's ability to predict that certain types of investments are likely to produce greater returns than other investments. Interest rate and currency swaps could result in losses if interest rate or currency changes are not correctly anticipated. Total return swaps could result in losses if the reference index, security or investments do not perform as anticipated. Credit default swaps could result in losses if the sub-advisor does not correctly evaluate the creditworthiness of the company on which the credit default swap is based. Moreover, the Portfolio may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The Portfolio will not enter into a swap agreement with any single counterparty if the net amount owed or to be received under existing contracts with that party would exceed 5% of total assets, or if the net amount owed or to be received by the Portfolio under all outstanding swap agreements will exceed 10% of total assets.

The Portfolio may enter into stock index, interest rate or currency futures contracts (or options thereon) for hedging purposes or to provide an efficient means of adjusting the Portfolio's exposure to the equity markets. The Portfolio may write covered call options and purchase put and call options on foreign currencies, securities, and financial indices. The Portfolio may invest up to 10% of its total assets in hybrid instruments, which combine the characteristics of futures, options and securities. To the extent the Portfolio uses these investments, it will be exposed to additional volatility and potential losses. The Portfolio may enter into forward foreign currency exchange contracts in connection with its foreign investments.

Temporary Investments. As noted above, up to 20% of the fixed income portion of the Portfolio normally may consist of cash reserves including repurchase agreements. In addition, the Portfolio may maintain cash reserves without limitation for temporary defensive purposes. Cash reserves may consist of U.S.-dollar and non U.S.-dollar currencies. The Portfolio may also invest in money market funds managed by the Subadviser. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of a high level of total return may be limited. Cash reserves also provide flexibility in meeting redemptions and paying expenses.

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Fixed Income: Inv Objectives and Policies

AST PIMCO Total Return Bond Portfolio

Investment Objective: to seek to maximize total return, consistent with preservation of capital, and prudent investment management.

Principal Investment Policies and Risks:
The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in fixed income investments which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The 80% investment requirement applies at the time the Portfolio invests its net assets.

Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, interest rate or maturity) that the Subadviser believes to be relatively undervalued. In selecting fixed income securities, the Subadviser uses economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other securities selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the Subadviser's outlook for the U.S. and foreign economies, the financial markets, and other factors. The management of duration (a measure of a fixed income security's expected life that incorporates its yield, coupon interest payments, final maturity and call features into one measure) is one of the fundamental tools used by the Subadviser.

The Portfolio will invest in fixed-income securities of varying maturities. The average portfolio duration of the Portfolio normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Bond Index. The Portfolio may invest up to 10% of its total assets in fixed income securities that are rated below investment grade ("junk bonds") but are rated B or higher by Moody's Investors Services, Inc. ("Moody's") or equivalently rated by Standard & Poor's Corporation ("S&P") or Fitch (or, if unrated, determined by the Subadviser to be of comparable quality). The Portfolio may also invest up to 10% of its total assets in preferred stocks.

Generally, over the long term, the return obtained by a portfolio investing primarily in fixed income securities such as the Portfolio is not expected to be as great as that obtained by a portfolio investing in equity securities. At the same time, the risk and price fluctuation of a fixed income fund is expected to be less than that of an equity portfolio, so that a fixed income portfolio is generally considered to be a more conservative investment. However, the Portfolio can and routinely does invest in certain complex fixed income securities (including various types of mortgage-backed and asset-backed securities) and engage in a number of investment practices (including futures, options, swaps and dollar rolls) as described below, that many other fixed income funds do not utilize. These investments and practices are designed to increase the Portfolio's return or hedge its investments, but may increase the risk to which the Portfolio is subject.

Like other fixed income funds, the Portfolio is subject to market risk. Bond values fluctuate based on changes in interest rates, market conditions, investor confidence and announcements of economic, political or financial information. Generally, the value of fixed income securities will change inversely with changes in market interest rates. As interest rates rise, market value tends to decrease. This risk will be greater for long-term securities than for short-term securities. Certain mortgage-backed and asset-backed securities and derivative instruments in which the Portfolio may invest may be particularly sensitive to changes in interest rates. The Portfolio is also subject to credit risk, which is the possibility that an issuer of a security (or a counterparty to a derivative contract) will default or become unable to meet its obligation. Generally, the lower the rating of a security, the higher its degree of credit risk.

The following paragraphs describe some specific types of fixed-income investments that the Portfolio may invest in, and some of the investment practices that the Portfolio will engage in.

U.S. Government Securities. The Portfolio may invest in various types of U.S. Government securities, including those that are supported by the full faith and credit of the United States; those that are supported by the right of the issuing agency to borrow from the U.S. Treasury; those that are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others that are supported only by the credit of the instrumentality.

Corporate Debt Securities. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including convertible securities and preferred stock. Debt securities may be acquired with warrants attached. The rate of return or return of principal on some debt obligations may be linked or indexed to exchange rates between the U.S. dollar and a foreign currency or currencies.

While the Subadviser may regard some countries or companies as favorable investments, pure fixed income opportunities may be

48

unattractive or limited due to insufficient supply or legal or technical restrictions. In such cases, the Portfolio may consider equity securities or convertible bonds to gain exposure to such investments.

Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The interest rates on these securities are tied to other interest rates, such as money-market indices or Treasury bill rates, and reset periodically. While these securities provide the Portfolio with a certain degree of protection against losses caused by rising interest rates, they will cause the Portfolio's interest income to decline if market interest rates decline.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. The Portfolio may invest in inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

Event-Linked Bonds. Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent upon the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If the trigger event occurs, the Portfolio may lose all or a portion of the amount it invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Mortgage-Related and Other Asset-Backed Securities. The Portfolio may invest all of its assets in mortgage-backed and other asset-backed securities, including collateralized mortgage obligations. The value of some mortgage-backed and asset-backed securities in which the Portfolio invests may be particularly sensitive to changes in market interest rates.

Reverse Repurchase Agreements and Dollar Rolls. In addition to entering into reverse repurchase agreements, the Portfolio may also enter into dollar rolls. In a dollar roll, the Portfolio sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The Portfolio forgoes principal and interest paid on the securities sold in a dollar roll, but the Portfolio is compensated by the difference between the sales price and the lower price for the future purchase, as well as by any interest earned on the proceeds of the securities sold. The Portfolio also could be compensated through the receipt of fee income. Reverse repurchase agreements and dollar rolls can be viewed as collateralized borrowings and, like other borrowings, will tend to exaggerate fluctuations in Portfolio's share price and may cause the Portfolio to need to sell portfolio securities at times when it would otherwise not wish to do so.

Foreign Securities. The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its total assets in securities of issuers based in developing countries (as determined by the Subadviser). The Portfolio may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures contracts, and enter into forward foreign currency exchange contracts for the purpose of hedging currency exchange risks arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.

Short Sales and Short Sales "Against the Box." Certain Portfolios may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Portfolio does not own declines in value. When a Portfolio makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. A Portfolio may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

A Portfolio secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to the uncovered short positions, a Portfolio is required to (1) deposit similar collateral with its custodian or otherwise segregate collateral on its records, to the extent that the value of the collateral in the aggregate is at all times equal to at least 100% of the current market value of the security sold short, or (2) a Portfolio must otherwise cover its short position. Depending on arrangements made with the broker-dealer from which the Portfolio borrowed the security, regarding payment over of any payments received bya Portfolio on such security, a Portfolio may not receive any payments (including interest) on its collateral deposited with such broker-dealer. Because making short sales in

49

securities that it does not own exposes a Portfolio to the risks associated with those securities, such short sales involve speculative exposure risk. As a result, if a Portfolio makes short sales in securities that increase in value, it will likely underperform similar mutualPortfolios that do not make short sales in securities they do not own. A Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. There can be no assurance that a Portfolio will be able to close out a short sale position at any particular time or at an acceptable price. Although a Portfolio's gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

Certain Portfolios may also make short sales against-the-box. A short sale against-the-box is a short sale in which the Portfolio owns an equal amount of the securities sold short, or securities convertible or exchangeable for, with or without payment of any further consideration, such securities. However, if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration must be segregated on a Portfolio's records or with its Custodian.

Derivative Instruments. The Portfolio may purchase and write call and put options on securities, securities indices and on foreign currencies. The Portfolio may invest in interest rate futures contracts, stock index futures contracts and foreign currency futures contracts and options thereon that are traded on U.S. or foreign exchanges or boards of trade. The Portfolio may also enter into swap agreements with respect to foreign currencies, interest rates and securities indices. The Portfolio may use these techniques to hedge against changes in interest rates, currency exchange rates or securities prices or as part of its overall investment strategy. The Portfolio's investments in swap agreements are described directly below.

Swap Agreements. The Portfolio may enter into interest rate, index, total return, credit and currency exchange rate swap agreements for the purposes of attempting to obtain a desired return at a lower cost than if the Portfolio had invested directly in an instrument that yielded the desired return. The Portfolio may also enter into options on swap agreements. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a "notional amount," i.e., a specified dollar amount that is hypothetically invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or "cap"; interest floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

The Portfolio may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. The Portfolio may be either the buyer or seller in a credit default swap transaction. If the Portfolio is a buyer and no event of default occurs, the Portfolio will lose its investment and recover nothing. However, if an event of default occurs, the Portfolio (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if the Portfolio had invested in the reference obligation directly.

Under most swap agreements entered into by the Portfolio, the parties' obligations are determined on a "net basis." Consequently, the Portfolio's obligations (or rights) under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party.

Whether the Portfolio's use of swap agreements will be successful will depend on the Subadviser's ability to predict that certain types of investments are likely to produce greater returns than other investments. Moreover, the Portfolio may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The swaps market is relatively new and is largely unregulated.

For purposes of applying the Portfolio's investment policies and restrictions (as stated in this Prospectus and the Fund's SAI) swap agreements are generally valued by the Portfolios at market value . In the case of a credit default swap sold by a Portfolio ( i.e., where the Portfolio is selling credit default protection), however, the Portfolio will generally value the swap at its notional amount. The

50

manner in which certain securities or other instruments are valued by the Portfolios for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Collateralized Debt Obligations. The Portfolio may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolios as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Prospectus and the Fund's SAI (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

AST PIMCO Limited Maturity Bond Portfolio

Investment Objective: to seek to maximize total return, consistent with preservation of capital and prudent investment management.

Principal Investment Policies and Risks:
The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in fixed income investments which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The 80% investment requirement applies at the time the Portfolio invests its net assets.

Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, interest rate or maturity) that the Subadviser believes to be relatively undervalued. In selecting fixed income securities, the Subadviser uses economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other securities selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the Subadviser's outlook for the U.S. and foreign economies, the financial markets, and other factors. The management of duration (a measure of a fixed income security's expected life that incorporates its yield, coupon interest payments, final maturity and call features into one measure) is one of the fundamental tools used by the Subadviser.

The Portfolio will invest in fixed-income securities of varying maturities. The average portfolio duration of the Portfolio normally varies within a one- to three-year time frame based on the Subadviser's forecast for interest rates. The Portfolio may invest up to 10% of its total assets in fixed income securities that are rated below investment grade ("junk bonds") but are rated B or higher by Moody's Investors Services, Inc. ("Moody's") or equivalently by Standard & Poor's Corporation ("S&P") or Fitch (or, if unrated, determined by the Subadviser to be of comparable quality). The Portfolio may also invest up to 10% of its total assets in preferred stocks.

Generally, over the long term, the return obtained by a portfolio investing primarily in fixed income securities such as the Portfolio is not expected to be as great as that obtained by a portfolio investing in equity securities. At the same time, the risk and price fluctuation of a fixed income fund is expected to be less than that of an equity portfolio, so that a fixed income portfolio is generally considered to be a more conservative investment. However, the Portfolio can and routinely does invest in certain complex fixed income securities (including various types of mortgage-backed and asset-backed securities) and engage in a number of investment practices (including futures, swaps and dollar rolls) as described below, that many other fixed income funds do not utilize. These

51

investments and practices are designed to increase the Portfolio's return or hedge its investments, but may increase the risk to which the Portfolio is subject.

Like other fixed income funds, the Portfolio is subject to market risk. Bond values fluctuate based on changes in interest rates, market conditions, investor confidence and announcements of economic, political or financial information. Generally, the value of fixed income securities will change inversely with changes in market interest rates. As interest rates rise, market value tends to decrease. This risk will be greater for long-term securities than for short-term securities. Therefore, the Portfolio's share price is expected to fluctuate less than the AST PIMCO Total Return Bond Portfolio, because its average duration will be shorter. Certain mortgage-backed and asset-backed securities and derivative instruments in which the Portfolio may invest may be particularly sensitive to changes in interest rates. The Portfolio is also subject to credit risk, which is the possibility that an issuer of a security (or a counterparty to a derivative contract) will default or become unable to meet its obligation. Generally, the lower the rating of a security, the higher its degree of credit risk.

The following paragraphs describe some specific types of fixed-income investments that the Portfolio may invest in, and some of the investment practices that the Portfolio will engage in.

U.S. Government Securities. The Portfolio may invest in various types of U.S. Government securities, including those that are supported by the full faith and credit of the United States; those that are supported by the right of the issuing agency to borrow from the U.S. Treasury; those that are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others that are supported only by the credit of the instrumentality.

Corporate Debt Securities. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including convertible securities and preferred stock. Debt securities may be acquired with warrants attached. The rate of return or return of principal on some debt obligations may be linked or indexed to exchange rates between the U.S. dollar and a foreign currency or currencies.

While the Subadviser may regard some countries or companies as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply or legal or technical restrictions. In such cases, the Portfolio may consider equity securities or convertible bonds to gain exposure to such investments.

Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The interest rates on these securities are tied to other interest rates, such as money-market indices or Treasury bill rates, and reset periodically. While these securities provide the Portfolio with a certain degree of protection against losses caused by rising interest rates, they will cause the Portfolio's interest income to decline if market interest rates decline.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. The Portfolio may invest in inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

Event-Linked Bonds. Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent upon the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If the trigger event occurs, the Portfolio may lose all or a portion of the amount it invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Mortgage-Related and Other Asset-Backed Securities. The Portfolio may invest all of its assets in mortgage-backed and other asset-backed securities, including collateralized mortgage obligations and stripped mortgage-backed securities. The value of some mortgage-backed and asset-backed securities in which the Portfolio invests may be particularly sensitive to changes in market interest rates.

Reverse Repurchase Agreements and Dollar Rolls. In addition to entering into reverse repurchase agreements, the Portfolio may also enter into dollar rolls. In a dollar roll, the Portfolio sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The Portfolio forgoes principal and interest paid on the securities sold in a dollar roll, but the Portfolio is compensated by the difference between the sales price and the

52

lower price for the future purchase, as well as by any interest earned on the proceeds of the securities sold. The Portfolio also could be compensated through the receipt of fee income. Reverse repurchase agreements and dollar rolls can be viewed as collateralized borrowings and, like other borrowings, will tend to exaggerate fluctuations in Portfolio's share price and may cause the Portfolio to need to sell portfolio securities at times when it would otherwise not wish to do so.

Foreign Securities. The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its total assets in securities of issuers based in developing countries (as determined by the Subadviser). The Portfolio may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures contracts, and enter into forward foreign currency exchange contracts for the purpose of hedging currency exchange risks arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.

Short Sales and Short Sales "Against the Box." Certain Portfolios may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Portfolio does not own declines in value. When a Portfolio makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. A Portfolio may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

A Portfolio secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to the uncovered short positions, a Portfolio is required to (1) deposit similar collateral with its custodian or otherwise segregate collateral on its records, to the extent that the value of the collateral in the aggregate is at all times equal to at least 100% of the current market value of the security sold short, or (2) a Portfolio must otherwise cover its short position. Depending on arrangements made with the broker-dealer from which the Portfolio borrowed the security, regarding payment over of any payments received by a Portfolio on such security, a Portfolio may not receive any payments (including interest) on its collateral deposited with such broker-dealer. Because making short sales in securities that it does not own exposes a Portfolio to the risks associated with those securities, such short sales involve speculative exposure risk. As a result, if a Portfolio makes short sales in securities that increase in value, it will likely underperform similar mutual Portfolios that do not make short sales in securities they do not own. A Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. There can be no assurance that a Portfolio will be able to close out a short sale position at any particular time or at an acceptable price. Although a Portfolio's gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

Certain Portfolios may also make short sales against-the-box. A short sale against-the-box is a short sale in which the Portfolio owns an equal amount of the securities sold short, or securities convertible or exchangeable for, with or without payment of any further consideration, such securities. However, if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration must be segregated ona Portfolio's records or with its Custodian.

Derivative Instruments. The Portfolio may purchase and write call and put options on securities, securities indices and on foreign currencies. The Portfolio may invest in interest rate futures contracts, stock index futures contracts and foreign currency futures contracts and options thereon that are traded on U.S. or foreign exchanges or boards of trade. The Portfolio may also enter into swap agreements with respect to foreign currencies, interest rates and securities indices. The Portfolio may use these techniques to hedge against changes in interest rates, currency exchange rates or securities prices or as part of its overall investment strategy.

Swap Agreements. The Portfolio may enter into interest rate, index, total return, credit and currency exchange rate swap agreements for the purposes of attempting to obtain a desired return at a lower cost than if the Portfolio had invested directly in an instrument that yielded the desired return. The Portfolio may also enter into options on swap agreements. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a "notional amount," i.e., a specified dollar amount that is hypothetically invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or

53

"cap"; interest floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

The Portfolio may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. The Portfolio may be either the buyer or seller in a credit default swap transaction. If the Portfolio is a buyer and no event of default occurs, the Portfolio will lose its investment and recover nothing. However, if an event of default occurs, the Portfolio (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if the Portfolio had invested in the reference obligation directly.

Under most swap agreements entered into by the Portfolio, the parties' obligations are determined on a "net basis." Consequently, the Portfolio's obligations (or rights) under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party.

Whether the Portfolio's use of swap agreements will be successful will depend on the Subadviser's ability to predict that certain types of investments are likely to produce greater returns than other investments. Moreover, the Portfolio may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The swaps market is relatively new and is largely unregulated.

For purposes of applying the Portfolio's investment policies and restrictions (as stated in this Prospectus and the Fund's SAI) swap agreements are generally valued by the Portfolios at market value. In the case of a credit default swap sold by a Portfolio (i.e., where the Portfolio is selling credit default protection), however, the Portfolio will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Portfolios for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Collateralized Debt Obligations. The Portfolio may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolios as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Prospectus and the Fund's SAI (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

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MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS

Additional Investments & Strategies

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio's return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock, the cash value of common stock or some other security of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, convertible securities offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also "Swaps" defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also "Credit Default Swaps" defined above.

Derivatives — A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the "roll period," the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also "Swaps" defined below.

Event-Linked Bonds— Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also

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be subject to liquidity risk.

Foreign Currency Forward Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Illiquid Securities — An illiquid security is one that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Portfolio's net asset value. Each Portfolio (other than the Money Market Portfolio) generally may invest up to 15% of its net assets in illiquid securities. The Money Market Portfolio may invest up to 10% of its net assets in illiquid securities. Each Portfolio may purchase certain restricted securities that can be resold to institutional investors and which may be determined to be liquid pursuant to the procedures of the Portfolios. Those securities are not subject to the 15% and 10% limits. The 15% and 10% limits are applied as of the date the Portfolio purchases an illiquid security. It is possible that a Portfolio's holding of illiquid securities could exceed the 15% limit (10% for the Money Market Portfolio), for example as a result of market developments or redemptions.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. See also "Swaps" defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities— Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. The Portfolios may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies and mortgage-backed securities issued by government sponsored enterprises such as the Federal National Mortgage Association (Fannie Maes), the Government National Mortgage Association (Ginnie Maes) and debt securities issued by the Federal Home Loan Mortgage Company (Freddie Macs) that

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are not backed by the full faith and credit of the United States. The Portfolios may also invest in private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified "multiplier." Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Private Investments in Public Equity (PIPEs) — A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against the box involves selling a security that the Portfolio owns, or has the right to obtain without additional costs, for delivery at a specified date in the future. A Portfolio may make a short sale against the box to hedge against anticipated declines in the market price of a portfolio security. If the value of the security sold short increases instead, the Portfolio loses the opportunity to participate in the gain.

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Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also "Options" defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps — In a total return swap, payment (or receipt) of an index's total return is exchanged for the receipt (or payment) of a floating interest rate. See also "Swaps" defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

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HOW THE FUND IS MANAGED
Board of Trustees

The Board of Trustees of the Fund (the Board) oversees the actions of the Investment Managers and the Subadvisers and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

Investment Managers

AST Investment Services, Inc. (AST) One Corporate Drive, Shelton, Connecticut, and Prudential Investments LLC (PI) Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, serve as co-investment managers of the Fund.

The Fund's Investment Management Agreements, on behalf of each Portfolio, with AST and PI (the Management Agreements), provide that AST and PI (the Investment Managers) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The Investment Managers have engaged the Subadvisers to conduct, in whole or in part, the investment programs of the Portfolios, which generally includes the purchase, retention and sale of portfolio securities. The Investment Managers are responsible for monitoring the activities of the Subadvisers and reporting on such activities to the Board. The Fund has obtained an exemption from the Securities and Exchange Commission (the Commission) that permits the Investment Managers, subject to approval by the Board, to change Subadvisers for a Portfolio and to enter into new subadvisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a manner similar to the Fund) is intended to facilitate the efficient supervision and management of the Subadvisers by the Investment Managers and the Trustees. PI conducts the investment program for the Dynamic Asset Allocation Portfolios as described above. PI in conjunction with asset allocation Subadvisers, conducts the investment program for the Tactical Asset Allocation Programs as described above. As set forth above, PI also conducts the investment program for a portion of the assets of the Advanced Strategies Portfolio.

Under normal conditions, the Investment Managers will determine the division of the assets of the Portfolios among the applicable Subadvisers and PI. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided among the Subadvisers and PI as the Investment Managers deem appropriate. The Investment Managers may change the target allocation of assets among Subadvisers, transfer assets between Subadvisers, or change the allocation of cash inflows or cash outflows among Subadvisers for any reason and at any time without notice. As a consequence, the Investment Managers may allocate assets or cash flows from a portfolio segment that has appreciated more to another portfolio segment.

Reallocations of assets among the Subadvisers and PI may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because the Subadvisers and PI select portfolio securities independently, it is possible that a security held by a portfolio segment may also be held by another portfolio segment of the Portfolio or that certain Subadvisers or PI may simultaneously favor the same industry. The Investment Managers will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if a Subadviser or PI buys a security as another Subadviser or PI sells it, the net position of the Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Portfolio will have incurred additional costs. The Investment Managers will consider these costs in determining the allocation of assets or cash flows. The Investment Managers will consider the timing of asset and cash flow reallocations based upon the best interests of each Portfolio and its shareholders.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreements is available in the Fund's semi-annual report (for agreements approved during the six month period ended June 30) and in the Fund's annual report (for agreements approved during the six month period ended December 31).

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Investment Management Fees

The following chart lists the total effective annualized investment management fees paid by each Portfolio of the Fund to AST during 2008:

Investment Management Fees Paid by the Portfolios
Portfolio	Total investment management fees as % of average net assets[1]
AST International Growth	1.00
AST Small-Cap Growth	.90
AST Neuberger Berman Mid-Cap Growth	.90
AST Goldman Sachs Concentrated Growth	.82
AST Large-Cap Value	.74
AST AllianceBernstein Growth & Income	.75
AST T. Rowe Price Asset Allocation	.85
AST PIMCO Total Return Bond	.65
AST PIMCO Limited Maturity Bond	.65

Note to Investment Management Fees Table: 1Please refer to the Statement of Additional Information for contractual fee information for each of the portfolios.

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Investment Subadvisers

The Portfolios of the Fund each have one more or more investment Subadvisers providing the day-to-day investment management of the Portfolio. AST pays each investment Subadviser a subadvisory fee out of the fee that AST receives from the Fund. The investment Subadvisers for each Portfolio of the Fund are listed in the table below:

Portfolio	Investment Subadviser
AST International Growth	William Blair & Company LLC
Marsico Capital Management, LLC
AST Small-Cap Growth	Eagle Asset Management, Inc.
AST Neuberger Berman Mid-Cap Growth	Neuberger Berman Management LLC
AST Goldman Sachs Concentrated Growth	Goldman Sachs Asset Management, L.P.
AST Large-Cap Value	Hotchkis and Wiley Capital Management LLC
Eaton Vance Management
Dreman Value Management, L.L.C.
AST AllianceBernstein Growth & Income	AllianceBernstein L.P.
AST T. Rowe Price Asset Allocation	T. Rowe Price Associates, Inc.
AST PIMCO Total Return Bond	Pacific Investment Management Company LLC
AST PIMCO Limited Maturity Bond	Pacific Investment Management Company LLC

Descriptions of each Subadviser are set out below:

AllianceBernstein L.P. (AllianceBernstein) has helped investors build and preserve wealth through disciplined investment strategies for over 40 years. AllianceBernstein is a globally recognized leader in growth, value, fixed income, and style-blend investing. AllianceBernstein's assets under management totaled $462 billion, as of December 31, 2008. AllianceBernstein's address is 1345 Avenue of the Americas, New York, New York 10105.

Dreman Value Management, L.L.C. (Dreman) had approximately $8.5 billion under management as of December 31, 2008. Dreman's offices are located at Harborside Financial Center, Plaza 10, Suite 800, Jersey City, NJ 07311. Dreman's address is 520 East Cooper Ave., Suite 230-4, Aspen, CO 81611. Dreman is an employee controlled and limited liability company with clients including, but not limited to, registered investment companies, separate accounts offered by variable annuity products, and individual investor accounts.

Eagle Asset Management, Inc. (Eagle) is a wholly-owned subsidiary of Raymond James Financial, Inc. that was founded in 1976. Eagle employs approximately 39 investment professionals, and has approximately $11.3 billion in assets under management as of December 31, 2008. Eagle's address is 880 Carillon Parkway, St. Petersburg, Florida 33716.

Eaton Vance Management is one of the oldest financial services firms in the United States, with a history dating to 1924. Eaton Vance was created in 1979 by the merger of two Boston-based investment management companies - Eaton Howard, Inc. (founded in 1924) and Vance Sanders Company, Inc. (founded in 1934). As such, Eaton Vance is the product of a union between two Boston-based money managers whose roots date to the founding days of the U.S. investment management industry. The principal address of Eaton Vance is Two International Place, Boston, Massachusetts 02110. As of December 31, 2008, Eaton Vance and its affiliates had approximately $124.9 billion in assets under management.

Goldman Sachs Asset Management, L.P. (GSAM) has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"). As of December 31, 2008, GSAM, including its investment advisory affiliates, had assets under management of $690.7 billion. GSAM's address is 32 Old Slip, New York, New York 10005.

Hotchkis and Wiley Capital Management LLC (Hotchkis and Wiley) is a registered investment adviser, the primary members of which are HWCap Holdings, a limited liability company whose members are current and former employees of Hotchkis and Wiley and Stephens-HW, LLC, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company. As of December 31, 2008, Hotchkis and Wiley had approximately $10.8 billion in assets under management. Hotchkis and Wiley's address is 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017-5439.

Marsico Capital Management, LLC (MCM) was organized in September 1997 as a registered investment adviser and is an independently-owned investment management firm. MCM provides investment services to mutual funds and private accounts and, as of December 31, 2008, had approximately $56 billion under management. Thomas F. Marsico is the founder, Chief Executive Officer and Chief Investment Officer of MCM. MCM's address is 1200 17th Street, Suite 1600, Denver, CO 80202.

Neuberger Berman Management LLC (Neuberger Berman), is a subsidiary of Neuberger Berman Holdings LLC, an investment advisory company serving individuals, families, and taxable and non-taxable institutions with a broad range of investment products,

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services and strategies. Neuberger Berman engages in wealth management services including private asset management, tax and financial planning, and personal and institutional trust services; mutual funds, institutional management and alternative investments. Neuberger Berman and its affiliates had approximately $165 billion in assets under management as of December 31, 2008. Neuberger Berman's address is 605 Third Avenue, New York, New York 10158.

Pacific Investment Management Company LLC (PIMCO) a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P., ("AGI LP"). Allianz SE ("Allianz SE") is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company. As of December 31, 2008, PIMCO managed $747 billion in assets. PIMCO's address is 840 Newport Center Drive, Newport Beach, California 92660.

T. Rowe Price Associates, Inc. (T. Rowe Price) and its affiliates managed approximately $276.3 billion in assets as of December 31, 2008. T. Rowe Price's address is 100 East Pratt Street, Baltimore, Maryland 21202.

William Blair & Company LLC (William Blair). Since the founding of the firm in 1935, William Blair has been dedicated to researching, financing and investing in high quality growth companies through four primary divisions: investment banking, sales and trading, asset management and private capital. As of December 31, 2008, William Blair managed approximately $26 billion in assets. William Blair's address is 222 West Adams Street, Chicago, Illinois 60606.

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Portfolio Managers

Information about the portfolio managers responsible for the day-to-day management of the Fund's Portfolios is set forth below.

In addition to the information set forth below, the Fund's SAI provides additional information about each Portfolio Manager's compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager's ownership of shares of the Fund's Portfolios.

AST International Growth Portfolio

William Blair Segment. W. George Greig is responsible for the day-to-day management of the segment of the Portfolio managed by William Blair. David Merjan, CFA serves as co-portfolio manager with Mr. Greig on the portfolio

Mr. Greig, a principal of William Blair, has headed the firm's international investment management team since 1996. He serves as the Portfolio Manager for the William Blair International Growth Fund as well as leading the Portfolio Team on separately managed portfolios. Before joining William Blair, he headed international equities for PNC Bank in Philadelphia from 1995 to 1996 and previously served as Investment Director with London-based Framlington Group PLC as well as managing global and emerging markets funds there. He has over twenty-five years of experience in domestic and international investment research and portfolio management. Education: B.S., Massachusetts Institute of Technology; M.B.A., Wharton School of the University of Pennsylvania.

Mr. Merjan joined William Blair's International Equity team in 1998. He serves as a co-portfolio manager for the International Core Growth strategy and portfolio manager for the ADR strategy. In addition to his portfolio management responsibilities, David is responsible for coordinating non-US large-mid cap energy and mining research. Prior to joining William Blair, David was with Hughes Electronics in Los Angeles in various capacities, including the Corporate Treasury department where he focused on international mergers and acquisitions and managed corporate currency and interest rate portfolios as well as in the pension management subsidiary of Hughes where he managed an international equity fund. Education: B.A., Dickinson College; M.I.M., American Graduate School of International Management. David has the Chartered Financial Analyst designation and is a member of the CFA Institute.

Marsico Segment. James G. Gendelman is the portfolio manager of the Marsico-managed sleeve of the AST International Growth Portfolio. Prior to joining Marsico Capital in May of 2000, Mr. Gendelman spent thirteen years as a Vice President of International Sales for Goldman, Sachs & Co. He holds a bachelor's degree in Accounting from Michigan State University and a MBA in Finance from the University of Chicago. Mr. Gendelman was a certified public accountant for Ernst Young from 1983 to 1985.

AST Small-Cap Growth Portfolio

The portfolio manager primarily responsible for management of the Portfolio is Bert L. Boksen, CFA. Mr. Boksen is Senior Vice President and Managing Director of Eagle. He earned a B.A. in Business from City College of New York in 1970, and an M.B.A. in Finance from St. John's University in 1977. Mr. Boksen is a Chartered Financial Analyst. Since January 2002, Mr. Boksen has served as Manager and President of EB Management I, LLC, general partner of Investment Partnership. Since April 1995, Mr. Boksen has served as Senior Vice President of Eagle Asset Management,Inc. He has portfolio management responsibilities for the Small Cap Growth Equity accounts. Mr. Boksen was appointed Managing Director of Eagle in June 1999. Prior to joining Eagle, Mr. Boksen was Senior Vice President and Chief Investment Officer of Raymond James Associates, Inc., where he was Chairman of the Raymond James Focus Committee. Mr. Boksen has been a registered representative of Raymond James Associates, Inc., since 1979.

Mr. Bosken is assisted by Eric Mintz, CFA. Mr. Mintz is an Assistant Portfolio Manager for Small Cap Growth equity accounts. Mr. Mintz joined Eagle in 2005 as a Senior Research Analyst and brings 12 years of investment experience as an analyst and research associate. He holds a B.A. in economics from Washington and Lee University and earned his M.B.A. from the University of Southern California. Mintz received his Chartered Financial Analyst designation in 2000.

AST Neuberger Berman Mid-Cap Growth Portfolio

The Portfolio is managed by Kenneth J. Turek. Mr. Turek has managed or co-managed two equity mutual funds and other equity portfolios for several other investment managers since 1985. Mr. Turek is a Vice President of NB Management and a Managing Director of Neuberger Berman, LLC.

AST Goldman Sachs Concentrated Growth Portfolio

The portfolio managers responsible for the day-to-day management of the Portfolios are Steve Barry, Dave Shell and Greg Ekizian.

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Steven M. Barry is a Managing Director/Partner of Goldman, Sachs & Co. He is a Chief Investment Officer and a senior portfolio manager for the Growth Team. He has primary responsibility for investment research in industrials and multi-industry companies. He is also responsible for the team's Mid Cap Growth strategy. Prior to joining Goldman Sachs Asset Management, L.P. in June 1999, he was a portfolio manager at Alliance Capital Management. During Steve's eleven year tenure at Alliance, he managed growth portfolios with varying mandates including Small Capitalization, All-Capitalization, and Mid-Capitalization. His past experiences also include 3 years with Hutton Asset Management. He graduated from Boston College in 1985 with a B.A. in Mathematics and Economics.

David G. Shell is a Managing Director/Partner of Goldman, Sachs & Co. He is a Chief Investment Officer and a senior portfolio manager for the Growth Team. He has primary responsibility for investment research in entertainment, cable television, broadcasting, telecommunications, and wireless communications. Dave was a senior portfolio manager at Liberty Investment Management prior to Goldman Sachs Asset Management's acquisition of Liberty in January 1997. He joined Liberty's predecessor firm, Eagle Asset Management, in 1987. Dave graduated from the University of South Florida in 1987 with a B.A. in Finance.

AST Large-Cap Value Portfolio

Hotchkis and Wiley Segment. Hotchkis and Wiley manages institutional separate accounts and is the advisor and sub-advisor to mutual funds, including the Portfolio. The investment process employed is the same for similar accounts, including the Portfolio and is team-based utilizing primarily in-house, fundamental research. The investment research staff is organized by industry and sector and supports all of the accounts managed in each of the Hotchkis and Wiley investment strategies. Portfolio coordinators for each strategy ensure that the best thinking of the investment team is reflected in the "target portfolios". Investment ideas for the Portfolio are generated by Hotchkis' investment team. Hotchkis and Wiley has identified the portfolio managers with the most significant responsibility for the Portfolio. The list does not include all members of the investment team.

George Davis, Judd Peters, Scott McBride, Patricia McKenna and Sheldon Lieberman participate in the investment research review and decision-making process for the Portfolio. Mr. McBride, Mr. Peters and Mr. Davis coordinate the day to day management of the Portfolio. Mr. Davis, Principal, Portfolio Manager and Chief Executive Officer, joined Hotchkis' investment team in 1988. Mr. Peters, Portfolio Manager, joined Hotchkis' investment team in 1999. Mr. McBride, Portfolio Manager, joined Hotchkis' investment team in 2001. Ms. McKenna, Principal and Portfolio Manager, joined Hotchkis' investment team in 1995. Mr. Lieberman, Principal and Portfolio Manager, joined Hotchkis' investment team in 1994.

Eaton Vance Segment. Michael Mach manages the portion of the Portfolio assigned to Eaton Vance.

Michael R. Mach, CFA, is a Vice President of Eaton Vance Management. Mr. Mach joined Eaton Vance in 1999 from Robertson Stephens, where he held the position of managing director and senior analyst of the Industrial Opportunities research product since 1998. From 1996-1998, he served as managing director and senior analyst of Piper Jaffray's Industrial Select research product. In addition, from 1989-1996, Mr. Mach served as a Senior Vice President at Putnam Investments, with responsibilities that included equity analysis, mutual fund and institutional account management. Mr. Mach's prior experience also includes analyst and portfolio manager positions with Freedom Capital from 1987-1989, Gardner Preston Moss from 1985-1987 and Delaware Investment Advisors from 1978-1985.

Mr. Mach earned a B.B.A. in marketing and psychology from the University of Wisconsin, an M.A. in social sciences and an M.B.A. with concentrations in finance, economics and international business from the University of Chicago.

Dreman Segment. David N. Dreman and E. Clifton Hoover, Jr., CFA manage the portion of the Portfolio assigned to Dreman.

David N. Dreman is the Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and Co-Lead Portfolio Manager. Mr. Dreman began his investment career in 1957, and is the founder of Dreman Value Management, L.L.C. Mr. Dreman serves as the co-lead portfolio manager. Mr. Dreman founded his first investment firm, Dreman Value Management, Inc., in 1977 and served as its President and then Chairman to 1995, followed by a similar role at Dreman Value Advisors, Inc. from 1995 to 1997.

E. Clifton Hoover, Jr., CFA has over 20 years of experience in the investment management industry. He has built his career on the low P/E approach to investing, that is at the center of the Dreman philosophy. Prior to joining Dreman Value Management, L.L.C. Mr. Hoover was a Managing Director and Portfolio Manager at NFJ Investment Group. In this role Mr. Hoover managed a Dividend Value portfolio and Small Cap portfolio. In addition, he assisted with consultant relationship building and retail channel support for both mutual fund and wrap accounts. Mr. Hoover also has experience from Credit Lyonnais where he was responsible for the financial analysis and client servicing of a $5 billion diversified corporate portfolio, involving various debt instruments and equity investments. At Citibank Financial where he worked earlier in his career, Mr. Hoover gained experience as a Financial Analyst. In this position he was responsible for the in-depth financial analysis of US companies and their respective industries with regard to potential debt or

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equity transactions. At RepublicBank where Mr. Hoover began his career in finance he worked as a Credit Analyst a progressed up the ranks to Vice President of Corporate Banking. Mr. Hoover graduated from Texas Tech University in 1984 with his BBA in Finance. He then went on to complete his MS in Finance at Texas Tech the following year.

AST AllianceBernstein Growth & Income Portfolio

Frank Caruso, the head of the U.S. Relative Value Team is primarily responsible for the day-to-day management of the Portfolio since AllianceBernstein became the Portfolio's Subadviser in May 2000. Mr. Caruso is a Senior Vice President of AllianceBernstein and has been associated with AllianceBernstein since 1994.

AST T. Rowe Price Asset Allocation Portfolio

The Portfolio has an Investment Advisory Committee that has day-to-day responsibility for managing the Portfolio and developing and executing the Portfolio's investment program. Edmund M. Notzon, III, Ph.D., CFA is Chairman of the Investment Advisory Committee and is responsible for implementing and monitoring the Portfolio's overall investment strategy, as well as the allocation of the Portfolio's assets. Ned is a Vice President of T. Rowe Price and a Senior Portfolio Manager in the firm's Fixed Income Group. Prior to joining T. Rowe Price in 1989, Ned was a charter member of the U.S. Senior Executive Service and the Director of the Analysis and Evaluation Division in the Office of Water Regulations and Standards of the U.S. Environmental Protection Agency.

E. Frederick Bair, CFA, CPA, is a Vice President of T. Rowe Price Associates,Inc. and a Portfolio Manager and Quantitative Analyst in the Systematic Equity Group. He is responsible for the Portfolio's U.S. small cap equity investments. Prior to joining the firm in 1998, Fred was an equity trader at Legg Mason.

Raymond A. Mills, Ph.D., CFA is a Vice President of T. Rowe Price and T. Rowe Price International, and is responsible for making recommendations regarding the Portfolio's foreign equity holdings. Prior to joining the firm in 1997 he was a Principal Systems Engineer on large space systems with The Analytic Sciences Corporation.

Daniel O. Shackelford, CFA, is a Vice President of T. Rowe Price and chairman of the firm's Fixed Income Strategy Committee. He is responsible for making recommendations regarding the Portfolio's high grade bond investments. Prior to joining the firm in 1999, Dan was the principal and head of fixed income for Investment Counselors of Maryland. The Portfolio's U.S. large cap equity investments are selected based on a research-driven strategy utilizing the investment recommendations of a group of the firm's equity research analysts.

Anna Dopkin, CFA, is a Vice President of T. Rowe Price, Co-Director of U.S. Equity Research and a member of the firm's Equity Steering Committee. Anna is responsible for implementing the Portfolio's overall strategy. Prior to joining the firm in 1996, Ms. Dopkin worked at Goldman Sachs in its Mortgage Securities Department in New York and London.

Mark J. Vaselkiv, is a Vice President of T. Rowe Price and a Portfolio Manager in the Fixed Income Group, heading taxable high-yield bond management. He is responsible for the Portfolio's investments in high-yield debt securities. Prior to joining the firm in 1988; Mark was a Vice President specializing in high-yield debt for Shenkman Capital Management, and a Private Placement Credit Analyst for Prudential Insurance Company.

AST PIMCO Total Return Bond Portfolio

William H. Gross, CFA, is a Managing Director, portfolio manager, and Chief Investment Officer. He was a founding partner of PIMCO in 1971. Mr. Gross has over thirty years of investment experience and is the author of Bill Gross on Investing. Mr. Gross has a bachelor's degree from Duke University and an MBA from the UCLA Graduate School of Business.

AST PIMCO Limited Maturity Bond Portfolio

Paul A. McCulley is a Managing Director, generalist portfolio manager, member of the investment committee and head of PIMCO's Short-Term Desk. He also leads PIMCO's Cyclical Economic Forum and is author of the monthly research publication Global Central Bank Focus. Mr. McCulley joined the firm in 1999, previously serving as Chief Economist for the Americas for UBS Warburg. From 1996 and 1998, he was named to six seats on the Institutional Investor All-America Fixed Income Research team. He has over twenty years of investment experience and holds a bachelor's degree from Grinnell College and an MBA from Columbia University Graduate School of Business.

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HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS

Purchasing and Redeeming Shares of the Portfolios

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Redemption in Kind

The Fund may pay the redemption price to shareholders of record (generally, the insurance company separate accounts holding Fund shares) in whole or in part by a distribution in-kind of securities from the relevant investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission (SEC) and procedures adopted by the Fund's Board of Trustees. Securities will be readily marketable and will be valued in the same manner as in a regular redemption.

If shares are redeemed in kind, the recipient will incur transaction costs in converting such assets into cash. These procedures govern the redemption by the shareholder of record, generally an insurance company separate account. The procedures do not affect payments by an insurance company to a contract owner under a variable contract.

Frequent Purchases or Redemptions of Portfolio Shares

The Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the "PI funds"). Frequent purchases and redemptions may adversely affect the investment performance and interests of long-term investors in the Portfolios. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This may cause the PI funds to sell Portfolio securities at inopportune times, hurting their investment performance. When large dollar amounts are involved, frequent trading can also make it difficult for the PI funds to use long-term investment strategies because they cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased transaction and tax costs.

Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor's frequent trading strategies.

The Boards of Directors/Trustees of the PI funds, including the Fund, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Fund are limited, however, because the Fund does not directly sell its shares directly to the public. Instead, Portfolio shares are sold only to insurance company separate accounts that fund variable annuity contracts and variable life insurance policies (together, the "contracts"). Therefore, the insurance companies purchasing Portfolio shares (the "participating insurance companies"), not the Fund, maintain the individual contract owner account records. Each participating insurance company submits to the Fund's transfer agent daily aggregate orders combining the transactions of many contract owners. Therefore, the Fund and its transfer agent do not monitor trading by individual contract owners.

Under the Fund's policies and procedures, the Fund has notified each participating insurance company that the Fund expects the insurance company to impose restrictions on transfers by contract owners. The current participating insurance companies are Prudential and two insurance companies not affiliated with Prudential. The Fund may add additional participating insurance companies in the future. The Fund receives reports on the trading restrictions imposed by Prudential on variable contract owners investing in the Portfolios, and the Fund monitors the aggregate cash flows received from unaffiliated insurance companies. In addition, the Fund has entered shareholder information agreements with participating insurance companies as required by Rule 22c-2 under the Investment Company Act. Under these agreements, the participating insurance companies have agreed to: (i) provide certain information regarding contract owners who engage in transactions involving Portfolio shares and (ii) execute any instructions from the Fund to restrict or prohibit further purchases or exchanges of Portfolio shares by contract owners who have been identified by the Fund as having engaged in transactions in Portfolio shares that violate the Fund's frequent trading policies and procedures. The

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Fund and its transfer agent also reserve the right to reject all or a portion of a purchase order from a participating insurance company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.

The Fund also employs fair value pricing procedures to deter frequent trading. Those procedures are described in more detail under "Net Asset Value," below.

Each Fund of Funds invests primarily or exclusively in other Portfolios of the Trust that are not operated as Funds of Funds. These portfolios in which the Funds of Funds invest are referred to as Underlying Trust Portfolios. The policies that have been implemented by the participating insurance companies to discourage frequent trading apply to transactions in Funds of Funds shares. Transactions by the Funds of Funds in Underlying Trust Portfolio shares, however, are not subject to any limitations and are not considered frequent or short-term trading. For example, the Funds of Funds may engage in significant transactions in Underlying Trust Portfolio shares in order to: (i) change their investment focus, (ii) rebalance their investments to match the then-current asset allocation mix, (iii) respond to significant purchases or redemptions of Fund of Funds shares, or (iv) respond to changes required by the underlying contracts. These transactions by the Funds of Funds in Underlying Trust Portfolio shares may be disruptive to the management of an Underlying Trust Portfolio because such transactions may: (i) cause the Underlying Trust Portfolio to sell portfolio securities at inopportune times to have the cash necessary to pay redemption requests, hurting their investment performance, (ii) make it difficult for the Subadvisers for the Underlying Trust Portfolios to fully implement their investment strategies, and (iii) lead to increased transaction and tax costs.

The AST Bond Portfolios 2015, 2018, and 2019, the AST Investment Grade Bond Portfolio and certain other Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for the participating insurance companies to manage the guarantees offered in connection with these benefit programs, the insurance companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values (referred to in this Prospectus as the Permitted Sub-Accounts) and (ii) require contract holders to participate in certain specialized asset transfer programs. Under these asset transfer programs, the participating insurance companies will monitor each contract owner's account value from time to time and, if necessary, will systematically transfer amounts among the Permitted Sub-Accounts as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable.

As an example of how these asset transfer programs will operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract holder's account value within the Permitted Sub-Accounts) and certain market return scenarios involving "flat" returns over a period of time may cause participating insurance companies to transfer some or all of such contract owner's account value to a Target Maturity Portfolio or the AST Investment Grade Bond Portfolio. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by assets in investments like the Target Maturity Portfolios or the AST Investment Grade Bond Portfolio.

The above-referenced asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs. Such asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant investment adviser or Subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or Subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and the participating insurance companies to prevent such trading, there is no guarantee that the Fund or the participating insurance companies will be able to identify these investors or curtail their trading practices. Therefore, some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading. The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.

For information about the trading limitations applicable to you, please see the prospectus for your contract or contact your insurance company.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary

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markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Fund's portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Trustees. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the U.S., because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

The Fund may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security's published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market.

Fair value pricing procedures are designed to result in prices for a Portfolio's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio's NAV by short-term traders.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $1 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio's NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All short-term debt securities held by the Money Market Portfolio are valued at amortized cost. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund's Board of Trustees has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

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Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a Subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a Subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A Subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Valuation of Private Real Estate-Related Investments. Private real estate-related investments owned by the Global Real Estate Portfolio will be fair valued each day using a methodology set forth in Valuation Policies and Procedures adopted by the Board of the Trust that incorporate periodic independently appraised values of the properties and include an estimate each day of net operating income (which reflects operating income and operating losses) for each property. Estimates of net operating income are adjusted monthly on a going forward basis as actual net operating income is recognized monthly.

An appraisal is an estimate of market value and not a precise measure of realizable value. Generally, appraisals will consider the financial aspects of a property, market transactions and the relative yield for an asset measured against comparable real estate investments. On any day, PREI may recommend to the Board's Valuation Committee an adjustment to the value of a private real estate-related investment based on market events or issuer-specific events that have increased or decreased the realizable value of the security. For example, adjustments may be recommended by PREI for events indicating an impairment of a borrower's or lessee's ability to pay amounts due or events which affect property values of the surrounding area. Other major market events for which adjustments may be recommended by PREI include changes in interest rates, domestic or foreign government actions or pronouncements, suspended trading or closings of stock exchanges, natural disasters or terrorist attacks. There can be no assurance that the factors for which an adjustment may be recommended by PREI will immediately come to the attention of PREI.

Appraised values do not necessarily represent the price at which real estate would sell since market prices of real estate can only be determined by negotiation between a willing buyer and seller. The realizable market value of real estate depends to a great extent on economic and other conditions beyond the control of the Global Real Estate Portfolio.

Distributor

The Trust currently sells its shares only to insurance company separate accounts to fund variable annuity and variable life insurance contracts. The Trust has no principal underwriter or distributor.

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OTHER INFORMATION

Federal Income Taxes

Each Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Portfolio's income, gains, losses, deductions, and credits are "passed through" pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Fund, including the application of state and local taxes.

Monitoring for Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of each Portfolio's portfolio securities is included in the Fund's SAI and on the Fund's website.

Legal Proceedings

On April 17, 2009, AST, one of the Investment Managers of the Fund, settled separate administrative proceedings brought by the SEC and the New York Attorney General's Office ("NYAG") regarding market timing activities of AST related to certain variable annuities and the Fund. The settlements relate to conduct that generally occurred between January 1998 and September 2003. Prudential Financial, Inc. ("Prudential Financial") acquired AST, formerly named American Skandia Investment Services, Inc., from Skandia Insurance Company Ltd. (publ) in May 2003. Subsequent to the acquisition, Prudential Financial implemented controls, procedures and measures designed to protect customers from the types of activities involved in these settlements. Under the terms of the settlements, AST is paying a total of $34 million in disgorgement and an additional $34 million as a civil money penalty, and AST has undertaken that by the end of 2009 it will undergo a compliance review by an independent third party, who shall issue a report of its findings and recommendations to AST's Board of Directors, the Audit Committee of the Fund and the Staff of the SEC. PI, the other Investment Manager of the Fund, is not involved in the settlements.

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Payments to Affiliates

PI and AST and its affiliates, including a subadviser or thedistributor of thePortfolios maycompensateaffiliates of PI and AST, including the insurance companies issuing variable annuity or variable life contractsby providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the variable annuity and/or variable life contracts which offer the Portfolios as investment options. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing material discussing the contracts, available options, andthe Portfolios.

The amounts paid depend on the nature of the meetings, the number of meetings attended byPI or AST, the subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level ofPI's, AST's, subadviser's or distributor's participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributor and the amounts of such payments may vary between and among each adviser, subadviser and distributor depending on their respective participation.

With respect to variable annuity contracts, the amounts paid under these arrangements to Prudential-affiliated insurers are set forth in the prospectuses for the variable annuitycontracts which offer the Portfolios as investment options.

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FINANCIAL HIGHLIGHTS

Introduction

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract charges are not included, the actual return that you will receive will be lower than the total return in each chart.

The financial highlights for the periods in the five years ended December 31 were part of the financial statements audited by KPMG LLP, the Fund's independent registered public accounting firm, whose reports on these financial statements were unqualified.

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	AST International Growth Portfolio

	Year Ended December 31,

	2008	2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$18.26	$16.55	$13.85	$12.01	$10.44

Income (Loss) From Investment Operations:
Net investment income	0.19	0.18	0.08	0.07	0.06
Net realized and unrealized gain (loss) on investments	(8.15)	2.95	2.80	1.90	1.62

Total from investment operations	(7.96)	3.13	2.88	1.97	1.68

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(0.13)	(0.11)
Distributions	(2.69)	(1.42)	(0.18)	—	—

Total dividends and distributions	(2.69)	(1.42)	(0.18)	(0.13)	(0.11)

Net Asset Value, end of year	$7.61	$18.26	$16.55	$13.85	$12.01

Total Return(a)	(50.23)%	19.05%	20.97%	16.56%	16.15%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,003.9	$2,773.4	$2,280.5	$1,811.2	$1,342.9
Ratios to average net assets(b):
Expenses After Advisory Fee Waivers	1.16%	1.11%	1.10%	1.08%	1.15	%(c)
Expenses Before Advisory Fee Waivers	1.16%	1.11%	1.15%	1.18%	1.26	%(c)
Net investment income	1.30%	0.97%	0.55%	0.48%	0.31%
Portfolio turnover rate	102%	85%	111%	82%	94%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

	AST Small-Cap Growth Portfolio

	Year Ended December 31,

	2008(e)		2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$17.23		$16.08	$14.28	$14.07	$15.12

Income (Loss) From Investment Operations:
Net investment income (loss)	0.01		(0.06)	(0.08)	(0.08)	(0.14)
Net realized and unrealized gain (loss) on investments	(6.04)		1.21	1.88	0.29	(0.91)

Total from investment operations	(6.03)		1.15	1.80	0.21	(1.05)

Net Asset Value, end of year	$11.20		$17.23	$16.08	$14.28	$14.07

Total Return(a)	(35.00)%		7.15%	12.61%	1.49%	(6.94)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$219.4		$162.8	$175.4	$187.5	$226.1
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.10	%(d)	1.05%	1.07%	1.07%	1.16	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.10	%(d)	1.05%	1.08%	1.15%	1.16	%(c)
Net investment income (loss)	0.07%		(0.26)%	(0.48)%	(0.53)%	(0.87)%
Portfolio turnover rate	104%		39%	69%	113%	237%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Includes merger expense of 0.02%.
(e)	Calculated based on average shares outstanding during the year.

	AST Neuberger Berman Mid-Cap Growth Portfolio

	Year Ended December 31,

	2008	2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$22.51	$18.42	$16.15	$14.23	$12.26

Income (Loss) From Investment Operations:
Net investment loss	(0.16)	(0.05)	(0.05)	(0.05)	(0.09)
Net realized and unrealized gain (loss) on investments	(9.56)	4.14	2.32	1.97	2.06

Total from investment operations	(9.72)	4.09	2.27	1.92	1.97

Net Asset Value, end of year	$12.79	$22.51	$18.42	$16.15	$14.23

Total Return(a)	(43.18)%	22.20%	14.06%	13.49%	16.07%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$318.6	$869.7	$659.0	$718.1	$400.6
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.03%	1.00%	1.01%	1.04%	1.15	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.03%	1.00%	1.04%	1.08%	1.16	%(c)
Net investment loss	(0.46)%	(0.27)%	(0.28)%	(0.58)%	(0.71)%
Portfolio turnover rate	62%	70%	33%	105%	90%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

	AST Goldman Sachs Concentrated Growth Portfolio

	Year Ended December 31,

	2008	2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$27.86	$24.44	$22.22	$21.62	$20.85

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.02)	0.03	(0.01)	— (d)	0.10
Net realized and unrealized gain (loss) on investments	(11.18)	3.39	2.23	0.71	0.67

Total from investment operations	(11.20)	3.42	2.22	0.71	0.77

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(0.11)	—
Distributions	(0.04)	—	—	—	—

Total dividends and distributions	(0.04)	—	—	(0.11)	—

Net Asset Value, end of year	$16.62	$27.86	$24.44	$22.22	$21.62

Total Return(a)	(40.27)%	13.99%	9.99%	3.32%	3.69%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$260.5	$590.4	$644.7	$755.1	$968.8
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.93%	0.86%	0.92%	0.97%	1.04	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.02%	1.00%	1.03%	1.06%	1.11	%(c)
Net investment income (loss)	(0.07)%	0.11%	(0.04)%	(0.01)%	0.43%
Portfolio turnover rate	53%	46%	39%	40%	18%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)

Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Less than $0.005 per share.

	AST Large-Cap Value Portfolio

	Year Ended December 31,

	2008(d)		2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$18.77		$20.16	$17.57	$16.66	$14.66

Income (Loss) From Investment Operations:
Net investment income	0.35		0.34	0.18	0.21	0.18
Net realized and unrealized gain (loss) on investments	(7.75)		(0.94)	2.99	0.85	2.05

Total from investment operations	(7.40)		(0.60)	3.17	1.06	2.23

Less Dividends and Distributions:
Dividends from net investment income	—		—	—	(0.15)	(0.23)
Distributions	(1.11)		(0.79)	(0.58)	—	—

Total dividends and distributions	(1.11)		(0.79)	(0.58)	(0.15)	(0.23)

Net Asset Value, end of year	$10.26		$18.77	$20.16	$17.57	$16.66

Total Return(a)	(41.49)%		(2.99)%	18.46%	6.46%	15.45%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,508.8		$2,137.4	$2,151.3	$785.2	$636.8
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.85	%(e)	0.83%	0.86%	0.88%	0.90	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.85	%(e)	0.83%	0.86%	0.91%	0.94	%(c)
Net investment income	2.39%		1.78%	1.74%	1.41%	1.05%
Portfolio turnover rate	125%		78%	94%	92%	127%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Calculated based on average shares outstanding during the year.
(e)	Includes loan interest expense and merger cost of 0.01%.

	AST AllianceBernstein Growth & Income Portfolio

	Year Ended December 31,

	2008(d)	2007(d)	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$23.62	$23.50	$20.21	$19.52	$17.71

Income (Loss) From Investment Operations:
Net investment income	0.27	0.31	0.27	0.19	0.24
Net realized and unrealized gain (loss) on investments	(9.11)	0.86	3.22	0.73	1.70

Total from investment operations	(8.84)	1.17	3.49	0.92	1.94

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(0.23)	(0.13)
Distributions	(2.34)	(1.05)	(0.20)	—	—

Total dividends and distributions	(2.34)	(1.05)	(0.20)	(0.23)	(0.13)

Net Asset Value, end of year	$12.44	$23.62	$23.50	$20.21	$19.52

Total Return(a)	(40.69)%	4.99%	17.27%	4.77%	11.01%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,092.3	$3,480.3	$3,005.9	$2,802.7	$2,152.2
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.85%	0.83%	0.84%	0.85%	0.90	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.85%	0.83%	0.86%	0.88%	0.93	%(c)
Net investment income	1.44%	1.28%	1.22%	1.09%	1.36%
Portfolio turnover rate	188%	82%	63%	70%	50%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)

Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Calculated based on average shares outstanding during the year.

	AST T. Rowe Price Asset Allocation Portfolio

	Year Ended December 31,

	2008	2007(d)	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$18.05	$17.64	$17.12	$16.81	$15.36

Income (Loss) From Investment Operations:
Net investment income	0.39	0.42	0.34	0.30	0.29
Net realized and unrealized gain (loss) on investments	(4.88)	0.69	1.68	0.45	1.40

Total from investment operations	(4.49)	1.11	2.02	0.75	1.69

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(0.31)	(0.24)
Distributions from net realized gains	—	—	—	(0.13)	—
Distributions	(0.81)	(0.70)	(1.50)	—	—

Total dividends and distributions	(0.81)	(0.70)	(1.50)	(0.44)	(0.24)

Net Asset Value, end of year	$12.75	$18.05	$17.64	$17.12	$16.81

Total Return(a)	(25.94)%	6.32%	12.49%	4.68%	11.17%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$693.5	$1,004.5	$473.1	$431.1	$430.7
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.98%	0.97%	0.99%	1.04%	1.07	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.98%	0.97%	0.99%	1.08%	1.12	%(c)
Net investment income	2.50%	2.27%	2.15%	1.77%	1.93%
Portfolio turnover rate	122%	88%	62%	65%	83%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Calculated based on average shares outstanding during the year.

	AST PIMCO Total Return Bond Portfolio

	Year Ended December 31,

	2008		2007(d)		2006		2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$12.10		$11.43		$11.45		$12.01	$11.99

Income (Loss) From Investment Operations:
Net investment income	0.63		0.55		0.28		0.52	0.23
Net realized and unrealized gain (loss) on investments	(0.89)		0.40		0.11		(0.23)	0.36

Total from investment operations	(0.26)		0.95		0.39		0.29	0.59

Less Dividends and Distributions:
Dividends from net investment income	—		—		—		(0.45)	(0.48)
Distributions from net realized gains	—		—		—		(0.40)	(0.09)
Distributions	(0.53)		(0.28)		(0.41)		—	—

Total dividends and distributions	(0.53)		(0.28)		(0.41)		(0.85)	(0.57)

Net Asset Value, end of year	$11.31		$12.10		$11.43		$11.45	$12.01

Total Return(a)	(2.26	) %	8.31%		3.74%		2.50%	4.96%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,108.2		$4,775.5		$3,347.2		$1,790.7	$2,318.2
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.75%		0.74	%(e)	0.77	%(e)	0.79%	0.78	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.75%		0.74	%(e)	0.77	%(e)	0.80%	0.81	%(c)
Net investment income	4.20%		4.67%		4.30%		3.62%	2.08%
Portfolio turnover rate	506%		297%		238%		238%	253%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)

Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Calculated based on average shares outstanding during the year.

(e)

The expense ratio reflects the interest and fees expense related to the liability for the floating rate notes issued in conjunction with inverse floater securities. The total expense ratio excluding interest and fees expense is 0.74% for the year ended December 31, 2007 and 0.76% for the year ended December 31, 2006.

	AST PIMCO Limited Maturity Bond Portfolio

	Year Ended December 31,

	2008(d)		2007(d)		2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$11.36		$11.18		$11.10	$11.12	$11.37

Income (Loss) From Investment Operations:
Net investment income	0.44		0.51		0.52	0.27	0.17
Net realized and unrealized gain (loss) on investments	(0.32)		0.24		(0.11)	(0.09)	0.06

Total from investment operations	0.12		0.75		0.41	0.18	0.23

Less Dividends and Distributions:
Dividends from net investment income	—		—		—	(0.14)	(0.35)
Distributions from net realized gains	—		—		—	(0.06)	(0.13)
Distributions	(0.63)		(0.57)		(0.33)	—	—

Total dividends and distributions	(0.63)		(0.57)		(0.33)	(0.20)	(0.48)

Net Asset Value, end of year	$10.85		$11.36		$11.18	$11.10	$11.12

Total Return(a)	1.02%		6.80%		3.82%	1.63%	2.07%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$775.7		$1,227.7		$1,366.9	$1,683.2	$1,232.8
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.78	%(e)	0.76	%(e)	0.76%	0.76%	0.79	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.78	%(e)	0.76	%(e)	0.77%	0.80%	0.82	%(c)
Net investment income	3.92%		4.45%		4.04%	2.86%	1.65%
Portfolio turnover rate	410%		135%		140%	153%	103%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)

Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Calculated based on average shares outstanding during the year.

(e)	Includes interest expense of 0.01% and 0.01% for the years ended December 31, 2007 and 2008, respectively.

73

APPENDIX IV

Description of Certain Debt Securities Ratings

STANDARD & POOR'S RATINGS SERVICES (S&P)

Long-Term Issue Credit Ratings

AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories

Commercial Paper Ratings

A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Notes Ratings

An S&P notes rating reflects the liquidity factors and market risks unique to notes. Notes due in three years or less will likely receive a notes rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

  Amortization schedule-the longer the final maturity relative to other maturities the more likely it will be treated as a note.

  Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

74

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Debt Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating category from Aa to Caa. The modifier 1 indicates that the issuer is in the higher end of its letter rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issuer is in the lower end of the letter ranking category.

Short-Term Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

  Leading market positions in well-established industries.

  High rates of return on Portfolios employed.

  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

  Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage

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ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

MIG 1: This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the proceeding group.

FITCH, INC.

International Long-Term Credit Ratings

AAA: Highest Credit Quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

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INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 778-2255 or by writing to Advanced Series Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios' investments is available in the Fund's annual and semi-annual reports to shareholders. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number. The Statement of Additional Information and the annual and semi-annual reports are also available without charge on the Fund's website at www.prudential.com.

Delivery of Prospectus and Other Documents to Households. To lower costs and eliminate duplicate documents sent to your address, the Fund, in accordance with applicable laws and regulations, may begin mailing only one copy of the Fund's prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Fund at the above address. The Fund will begin sending individual copies to you within thirty days of revocation.

The information in the Fund's filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Finally, information about the Fund is available on the EDGAR database on the Commission's internet site at www.sec.gov.

Investment Company File Act No. 811-05186

AST Kemper

Advanced Series Trust
PROSPECTUS
May 1, 2009

The Fund is an investment vehicle for life insurance companies ("Participating Insurance Companies") writing variable annuity contracts and variable life insurance policies. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Fund has received an order from the Securities and Exchange Commission permitting its Investment Manager, subject to approval by its Board of Trustees, to change Subadvisers without shareholder approval. For more information, please see this Prospectus under "How the Fund is Managed."
These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This prospectus discusses the following Portfolios of the Advanced Series Trust:

AST Academic Strategies Asset Allocation Portfolio	AST JPMorgan International Equity Portfolio
AST AllianceBernstein Core Value Portfolio	AST Large-Cap Value Portfolio
AST AllianceBernstein Growth & Income Portfolio	AST Lord Abbett Bond-Debenture Portfolio
AST American Century Income & Growth Portfolio	AST Marsico Capital Growth Portfolio
AST Balanced Asset Allocation Portfolio	AST MFS Growth Portfolio
AST Bond Portfolio 2015	AST Mid-Cap Value Portfolio
AST Bond Portfolio 2016	AST Money Market Portfolio
AST Bond Portfolio 2018	AST Neuberger Berman Mid-Cap Growth Portfolio
AST Bond Portfolio 2019	AST Neuberger Berman Small-Cap Growth Portfolio
AST Bond Portfolio 2020	AST Neuberger Berman / LSV Mid-Cap Value Portfolio
AST Capital Growth Asset Allocation Portfolio	AST PIMCO Limited Maturity Bond Portfolio
AST Cohen & Steers Realty Portfolio	AST PIMCO Total Return Bond Portfolio
AST DeAM Large-Cap Value Portfolio	AST Preservation Asset Allocation Portfolio
AST Federated Aggressive Growth Portfolio	AST Small-Cap Growth Portfolio
AST Goldman Sachs Mid-Cap Growth Portfolio	AST Small-Cap Value Portfolio
AST International Growth Portfolio	AST T. Rowe Price Global Bond Portfolio
AST International Value Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio
AST Investment Grade Bond Portfolio	AST Western Asset Core Plus Bond Portfolio

INTRODUCTION

4	INTRODUCTION
4	About the Fund and its Portfolios

5	RISK/RETURN SUMMARY
5	International & Global Portfolios: Investment Objectives & Principal Strategies
9	Capital Growth Portfolios: Investment Objectives and Principal Strategies
21	Growth and Income Portfolios: Inv Objectives and Principal Strategies
23	Special Equity Portfolios: Investment Objectives and Principal Strategies
24	Asset Allocation Portfolios: Investment Objectives and Principal Strategies
28	Fixed Income Portfolios: Investment Objectives and Principal Strategies
36	Principal Risks
44	Principal Risks: Funds of Funds
46	Introduction to Past Performance
47	Past Performance: International & Global Portfolios
50	Past Performance: Capital Growth Portfolios
59	Past Performance: Capital Growth Portfolios (Continued)
64	Past Performance: Growth & Income Portfolios
66	Past Performance: Special Equity Portfolios
67	Past Performance: Asset Allocation Portfolios
71	Past Performance: Fixed Income Portfolios
78	Fees and Expenses of the Portfolios
79	Example

82	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
82	Introduction
82	Int'l and Global: Inv Objectives and Policies
87	Capital Growth Portfolios: Investment Objectives & Policies
104	Growth and Income Portfolios: Investment Objectives & Policies
106	Special Equity Portfolios: Investment Objectives & Policies
108	Asset Allocation Portfolios: Investment Objectives & Policies
118	Fixed Income: Inv Objectives and Policies

136	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS
136	Additional Investments & Strategies

140	HOW THE FUND IS MANAGED
140	Board of Trustees
140	Investment Managers
141	Investment Management Fees
143	Investment Subadvisers
148	Portfolio Managers

162	HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
162	Purchasing and Redeeming Shares of the Portfolios
162	Redemption in Kind
162	Frequent Purchases or Redemptions of Portfolio Shares
163	Net Asset Value
165	Distributor

166	OTHER INFORMATION
166	Federal Income Taxes
166	Monitoring for Possible Conflicts
166	Disclosure of Portfolio Holdings
166	Legal Proceedings
167	Payments to Affiliates

168	FINANCIAL HIGHLIGHTS
168	Introduction

187	APPENDIX
187	Description of Certain Debt Securities Ratings

About the Fund and its Portfolios

This prospectus provides information about the Advanced Series Trust (the Fund), which presently consists of 57 separate portfolios (each, a Portfolio). The Portfolios of the Fund which are discussed in this prospectus are listed on the inside front cover. Each Portfolio is a diversified investment company as defined by the Investment Company Act of 1940 ("the 1940 Act"), unless herein noted otherwise.

AST Investment Services, Inc. (AST) and Prudential Investments LLC (PI), both wholly-owned subsidiaries of Prudential Financial, Inc., serve as overall investment managers of the Fund. AST and PI (together, the Investment Managers) have retained one or more subadvisers, each a Subadviser, to manage the day-to-day investment of the assets of each Portfolio in a multi-manager structure. More information about the Investment Managers, the Subadvisers and the multi-manager structure is included in "How the Fund is Managed" later in this Prospectus.

The Fund offers one class of shares in each Portfolio. Shares of the Portfolios of the Trust are sold only to separate accounts of Prudential Annuities Life Assurance Corporation, The Prudential Insurance Company of America, Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Retirement Insurance and Annuity Company, Pramerica of Bermuda Life Assurance Company, Ltd. (collectively, Prudential), and Kemper Investors Life Insurance Company as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company).

Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract. Each vairable annuity contract and vairable life insurance policy involves fees and expenses not described in this Prospectus.

The Risk/Return Summary which follows highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund's Statement of Additional Information (SAI).

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RISK/RETURN SUMMARY

International & Global Portfolios: Investment Objectives & Principal Strategies

Portfolio	Investment Goal	Primary Investments
AST International Growth	Long-term capital growth	The Portfolio invests primarily in equity securities of foreign companies
AST International Value	Capital growth	The Portfolio invests primarily in equity securities of foreign companies
AST JPMorgan International Equity	Capital growth	The Portfolio invests primarily in equity securities of foreign companies

AST International Growth Portfolio

Investment Objective: long-term growth of capital.

The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in securities of issuers that are economically tied to countries other than the United States. Equity securities include common stocks, preferred stocks, warrants, securities convertible into or exchangeable for common or preferred stocks, American Depositary Receipts (ADRs) and other similar depositary receipts and shares. The Portfolio has the flexibility to invest on a worldwide basis in companies and organizations of any size, regardless of country of organization or place of principal business activity. The Portfolio normally invests primarily in securities of issuers from at least five different countries, which may include countries with emerging markets, excluding the United States. Although the Portfolio intends to invest at least 80% of its assets in the securities of issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

The assets of the Portfolio are independently managed by two Subadvisers under a multi-manager structure. Pursuant to the multi-manger structure, the Investment Managers of the Portfolio determine and allocate a portion of the Portfolio's assets to each of the Subadvisers. The allocations will be reviewed by the Investment Managers periodically and may be altered or adjusted by the Investment Managers without prior notice. Such adjustments will be reflected in the annual update to this prospectus.

The Portfolio's Subadvisers are William Blair & Company LLC (William Blair) and Marsico Capital Management LLC (Marsico).

Although each Subadviser will follow the Portfolio's policy of investing, under normal circumstances, at least 80% of the value of its assets in securities of issuers that are economically tied to countries other than the United States, each Subadviser expects to utilize different investment strategies to achieve the Portfolio's investment objective of long-term growth of capital. The current asset allocations and principal investment strategies for each of the Subadvisers are summarized below.

The Portfolio invests primarily in companies selected for their growth potential. William Blair generally takes a "bottom up" approach to choosing investments for the Portfolio. In other words, William Blair seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large, regardless of where the companies are organized or where they primarily conduct business. Although themes may emerge, William Blair generally selects securities without regard to any defined allocation among countries, geographic regions or industry sectors, or other similar selection procedure.

In selecting investments for the Portfolio, Marsico uses an approach that combines "top-down" macro-economic analysis with "bottom-up" stock selection. The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

Marsico then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

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As part of this fundamental, "bottom-up" research, Marsico may visit with various levels of a company's management, as well as with its customers and (as relevant) suppliers, distributors, and competitors. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth, current income and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico may reduce or sell the Portfolio's investments in portfolio companies if, in the opinion of Marsico, a company's fundamentals change substantially, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential or current income potential, more attractive investment opportunities appear elsewhere, or for other reasons.

The core investments of the Portfolio generally may include established companies and securities that offer long-term growth potential. However, the Portfolio also may typically include securities of less mature companies, companies or securities with more aggressive growth characteristics, and companies undergoing significant changes such as the introduction of a new product line, the appointment of a new management team, or an acquisition.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. As of January 31, 2009, William Blair was responsible for managing approximately 69% of the Portfolio's assets, and Marsico was responsible for managing approximately 31% of the Portfolio's assets.

Principal Risks:

  company risk

  currency risk

  derivatives risk

  foreign investment risk

  growth stock risk

  leveraging risk

  management risk

  market risk

  portfolio turnover risk

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AST International Value Portfolio
Investment Objective: to seek capital growth.

The Portfolio will invest, under normal circumstances, at least 80% of the Portfolio's investable assets (net assets plus borrowings made for investment purposes) in equity securities. There is a risk that "value" stocks will perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time.

The assets of the Portfolio are independently managed by two Subadvisers under a multi-manager structure. Pursuant to the multi-manger structure, the Investment Managers of the Portfolio determine and allocate a portion of the Portfolio's assets to each of the Subadvisers. The allocations will be reviewed by the Investment Managers periodically and may be altered or adjusted by the Investment Managers without prior notice. Such adjustments will be reflected in the annual update to this prospectus.

The Portfolio's Subadvisers are LSV Asset Management (LSV) and Thornburg Investment Management (Thornburg).

Although each Subadviser will follow the Portfolio's policy of investing, under normal circumstances, at least 80% of the value of its assets in equity securities, each Subadviser expects to utilize different investment strategies to achieve the Portfolio's investment objective of capital growth. The current asset allocations and principal investment strategies for each of the Subadvisers are summarized below.

LSV uses proprietary quantitative investment models to manage the Portfolio in a bottom-up security selection approach combined with overall portfolio risk management. The primary components of the investment models are: 1) indicators of fundamental undervaluation, such as high dividend yield, low price-to-cash flow ratio or low price-to-earnings ratio, 2) indicators of past negative market sentiment, such as poor past stock price performance, 3) indicators of recent momentum, such as high recent stock price performance, and 4) control of incremental risk relative to the benchmark index. All such indicators are measured relative to the overall universe of non-U.S., developed market equities. This investment strategy can be described as a "contrarian value" approach. The objective of the strategy is to outperform the unhedged U.S. dollar return (net of foreign dividend withholding taxes) of the MSCI EAFE Index.

Thornburg selects securities on a bottom-up basis using traditional fundamental securities analysis. Thornburg intends to invest on an opportunistic basis where it believes current prices represent a discount to intrinsic value. The strategy normally invests in stocks that may be depressed or reflect unfavorable market perceptions of company or industry fundamentals.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. As of January 31, 2009, LSV was responsible for managing approximately 38% of the Portfolio's assets, and Thornburg was responsible for managing approximately 62% of the Portfolio's assets.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  liquidity risk

  management risk

  market risk

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AST JPMorgan International Equity Portfolio
Investment Objective: to seek capital growth.

The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in equity securities. The Portfolio seeks to meet its investment objective by investing its total assets in a diversified portfolio of equity securities of companies located or operating in developed non-U.S. countries and emerging markets of the world. The equity securities will ordinarily be traded on a recognized foreign securities exchange or traded in a foreign over-the-counter market in the country where the issuer is principally based, but may also be traded in other countries including the United States. The Subadviser intends to focus on companies with an above-average potential for long-term growth and attractive relative valuations. The Subadviser selects companies based on five key factors: growth, valuation, management, risk, and sentiment. In addition, the Subadviser looks for companies with the following characteristics: (1) a distinguishable franchise on a local, regional or global basis; (2) a history of effective management demonstrated by expanding revenues and earnings growth; (3) prudent financial and accounting policies; and (4) an ability to capitalize on a changing business environment.

The Portfolio will normally allocate assets among a variety of countries, regions and industry sectors, investing in several countries outside of the United States. In selecting countries, the Subadviser considers such factors as economic growth prospects, monetary and fiscal policies, political stability, currency trends and market liquidity. The Portfolio may invest a substantial part of its total assets in any one country and up to 15% of its assets in securities of issuers located and operating primarily in emerging market countries.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is subadvised by J.P. Morgan Investment Management, Inc.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  liquidity risk

  management risk

  market risk

8

Capital Growth Portfolios: Investment Objectives and Principal Strategies

Portfolio	Investment Goal	Primary Investments
AST Small-Cap Growth	Long-term capital growth	The Portfolio invests primarily in common stocks of small capitalization companies
AST Neuberger Berman Small-Cap Growth	Maximum capital growth	The Portfolio invests primarily in equity securities of small capitalization companies
AST Federated Aggressive Growth	Capital growth	The Portfolio invests primarily in the stocks of small companies that are traded on national exchanges, NASDAQ stock exchange and the over-the-counter market
AST Small-Cap Value	Long-term capital growth	The Portfolio invests primarily in stocks and equity-related securities of small capitalization companies that appear to be undervalued
AST Goldman Sachs Mid-Cap Growth	Long-term capital growth	The Portfolio invests primarily in equity securities of medium-sized companies
AST Neuberger Berman Mid-Cap Growth	Capital growth	The Portfolio invests primarily in common stocks of medium capitalization companies
AST Neuberger Berman / LSV Mid-Cap Value	Capital growth	The Portfolio invests primarily in common stocks of medium capitalization companies
AST Mid-Cap Value	Capital growth	The Portfolio invests primariy in mid-capitalization stocks that appear to be undervalued
AST T. Rowe Price Large-Cap Growth	Long-term capital growth	The Portfolio invests predominantly in the equity securities of a limited number of large, high-quality U.S. companies
AST MFS Growth	Long-term capital growth and future income	The Portfolio invests primarily in common stocks and related securities
AST Marsico Capital Growth	Capital growth	The Portfolio invests primarily in common stocks, with the majority of the Portfolio's assets in large capitalization stocks
AST DeAM Large-Cap Value	Maximum capital growth	The Portfolio invests primarily in equity securities of large capitalization companies
AST Large-Cap Value	Current income and long-term growth of income, as well as capital appreciation	The Portfolio invests primarily in common stocks of large cap companies
AST AllianceBernstein Core Value	Long-term capital growth	The Portfolio invests primarily in common stocks of large capitalization companies that appear to be undervalued

9

AST Small-Cap Growth Portfolio
Investment Objective: long-term capital growth.

The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in small-capitalization companies. Small-capitalization companies are generally defined as stocks of companies with market capitalizations that are within the market capitalization range of the Russell 2000 Growth Index. As of January 31, 2009, the market capitalization range of the Russell 2000 Growth Index was $3.6 million to $3.486 billion.

Eagle Asset Management, Inc. (Eagle) uses fundamental research, computer models and proprietary measures of growth in determining which stocks to select for the Portfolio. The Subadviser's investment strategies seek to identify stocks of companies which have strong business momentum, earnings growth, and superior management teams, as well as stocks of those companies whose earnings growth potential may not be currently recognized by the market and whose stock may be considered to be underpriced using various financial measurements employed by the Subadviser, such as price-to-earnings ratios.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is subadvised by Eagle.

Principal Risks:

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  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  portfolio turnover risk

  smaller company risk

AST Neuberger Berman Small-Cap Growth Portfolio

Investment Objective: to seek maximum growth of investors' capital from a portfolio primarily of growth stocks of smaller companies.

The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies. The Portfolio pursues its investment objective by primarily investing in the equity securities of small-sized companies with a total market capitalization within the market capitalization range of the Russell 2000® Index at time of purchase. Equity securities include common stocks and securities convertible into or exchangeable for common stocks, including warrants and rights. The Portfolio seeks to reduce risk by diversifying among many companies, sectors and industries. As of January 31, 2009, the average market capitalization of the companies in the Russell 2000® Index was $410 billion and the median market capitalization was $275 million. The size of the companies in the Russell 2000® Index will change with market conditions.

The Subadviser employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, the Manager looks for fast-growing companies with above-average sales and competitive returns on equity relative to their peers. In doing so, the Portfolio Manager analyzes such factors as:

  earnings growth

  finanical condition (such as debt to equity ratio)

  market share and competitive leadership of the company's products market valuation in comparison to a stock's own historical norms and the stocks of other small-cap companies.

The Portfolio Manager follows a disciplined selling strategy and may sell a stock when it fails to perform as expected, or when other opportunities appear more attractive.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Neuberger Berman Management LLC.

Principal Risks:

  company risk

  liquidity risk

  market risk

  portfolio turnover risk

  smaller company risk

AST Federated Aggressive Growth Portfolio

Investment Objective: to seek capital growth.

The Portfolio will pursue its investment objective, under normal circumstances, by investing primarily in the stocks of small companies that are traded on national securities exchanges, NASDAQ stock exchange and the over-the-counter market. Small companies will be defined as companies with market capitalizations similar to companies in the Russell 2000® Index (which had a market capitalization range of $3.64 million to $3.468 billion as of January 31, 2009) or the Standard & Poor's SmallCap 600 Index (which had a market capitalization range of $21.87 million to $2.221 billion as of January 31, 2009). Such definition will be applied at the time of investment, and the Portfolio will not be required to sell a stock because the company has grown outside the market capitalization range of small capitalization stocks. Up to 30% of the Portfolio's net assets may be invested in foreign securities, which are typically denominated in foreign currencies. Solely for purposes of complying with this policy an issuer's security will be considered to be a foreign security if the security is denominated in a foreign currency or purchased on a securities exchange outside the United States. Certain securities not included in this definition of foreign securities may still be subject to risks of foreign investing that are described in this prospectus. For example, an issuer that is organized in an offshore jurisdiction but who has its principal place of business or whose securities are traded principally on a securities exchange in the United States will not be considered a foreign security for purposes of this policy but may still be subject to risks associated with foreign securities. When investing in foreign securities, the Portfolio's subadivser may emphasize investment in a particular country or group of countries which may subject the Fund to risks of investing in such country or group of countries and/or emerging market risks to a greater extent than if the Portfolio's foreign security exposure was diversified over a greater number of countries.

Federated Equity Management Company of Pennsylvania ("Federated Equity") manages the Portfolio's assets. This Subadviser is led by the Federated Kaufmann Team ("Kaufmann"). Kaufmann's process for selecting investments is bottom-up and growth oriented. There is an emphasis on individual stock selection rather that trying to time the highs and lows of the market or concentrating in certain industries or sectors. Kaufmann assesses individual companies from the perspective of a long-term investor. Kaufmann seeks to purchase stocks of companies that it believes: are profitable and leaders in the industry; have distinct products and services which address substantial markets; can rapidly grow annual earnings over the next three to five years; or have superior proven management and solid balance sheets. Typically, Federated Equity sells an individual security when the company fails to meet expectations, there is a deterioration of underlying fundamentals or the immediate and long-term prospects became poor.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. Since December 15, 2008, Federated Equity was responsible for managing all of the Portfolio's assets. The Portfolio also has a subadvisory agreement with Federated MDTA LLC that is expected to expire on or about July 31, 2009, although Federated MDTA LLC currently is not managing any assets of the Portfolio. It is expected that Federated Equity will become the Portfolio's sole Subadviser on or about July 31, 2009.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  portfolio turnover risk

  smaller company risk

AST Small-Cap Value Portfolio
Investment Objective: to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.

11

The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies. Small capitalization companies are generally defined as stocks of companies with market capitalizations that are within the market capitalization range of the Russell 2000® Value Index. As of March 31, 2009, the market capitalization range of the Russell 2000® Value Index was $2 million to $3.047 million. Securities of companies whose market capitalizations no longer meet the definition of small capitalization companies after purchase by the Portfolio will still be considered to be small capitalization companies for purposes of the Portfolio's policy of investing, under normal circumstances, at least 80% of the value of its assets in small capitalization companies.

The assets of the Portfolio are independently managed by four Subadvisers under a multi-manager structure. Pursuant to the multi-manager structure, the Investment Managers of the Portfolio determine and allocate a portion of the Portfolio's assets to each of the Subadvisers. The allocations will be reviewed by the Investment Managers periodically and may be altered or adjusted by the Investment Managers without prior notice. Such adjustments will be reflected in the annual update to this prospectus. Although each Subadviser will follow the Portfolio's policy of investing, under normal circumstances, at least 80% of the Portfolio's assets in small capitalization companies, each Subadviser expects to utilize different investment strategies to achieve the Portfolio's objective of long-term capital growth. The current asset allocations and principal investment strategies for each of the Subadvisers are summarized below:

J.P. Morgan Investment Management, Inc. ("J.P. Morgan") follows a four-step process. The investment process starts with a disciplined quantitative ranking methodology that identifies stocks in each economic sector that have positive trends in price momentum with attractive relative valuations. We then use a quadratic optimization to create a portfolio of well-diversified, compensated risks that seeks to deliver consistent returns. For each trade suggested by the optimization, the portfolio managers do in-depth fundamental research to ensure that the trade meets the original investment thesis (strong momentum with good relative value). Finally, sophisticated trading techniques are designed to effect trading in a cost-effective manner.

Lee Munder Investments, Ltd. ("Lee Munder") seeks the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow or business franchises. The Subadviser's research team seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, the Subadviser generally looks to the following: (1) Low price/earnings, price/book value or total capitalization/cash flow ratios relative to the company's peers; (2) Low stock price relative to a company's underlying asset values; (3) A sound balance sheet and other positive financial characteristics. The Subadviser then determines whether there is an emerging catalyst that will focus investor attention on the underlying assets of the company, such as takeover efforts, a change in management, or a plan to improve the business through restructuring or other means.

ClearBridge Advisors, LLC ("ClearBridge") emphasizes individual security selection while spreading the Fund's investments among industries and sectors. The Subadviser uses both quantitative and fundamental methods to identify stocks of smaller capitalization companies it believes have a high probability of outperforming other stocks in the same industry or sector. The Subadviser uses quantitative parameters to select a universe of smaller capitalized companies that fit the Fund's general investment criteria. In selecting individual securities from within this range, the Subadviser looks for "value" attributes, such as low stock price relative to earnings, book value and cash flow and high return on invested capital. The Subadviser also uses quantitative methods to identify catalysts and trends that might influence the Portfolio's industry or sector focus, or the Subadviser's individual security selection.

Dreman Value Management, L.L.C. ("Dreman") seeks to provide a total return greater than that of the benchmark over time, to protect client capital during market downturns and to stay consistent in our low price-to-earnings ratio, contrarian value approach to investment management, while taking into consideration dividend yield. Dreman will seek to attain superior returns by using a contrarian value investment approach. Dreman believes that it can attain superior performance by adhering to an investment strategy that is disciplined and has a demonstrated record of success. Dreman's investment strategy emphasizes stocks that offer unique investment values. The criterion used to identify such stocks include below average price-to-earnings, price-to-book, and/or price-to-cash flow ratios and above average dividend yields. Over the last 25 years, extensive studies, which date as far back as the 1930s, conducted by David Dreman and affiliates of Dreman, have led the Dreman to conclude that consistently applying disciplined value strategies yields superior long-term total returns.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. As of January 31, 2009, J.P. Morgan was responsible for managing approximately 24% of the Portfolio's assets, Lee Munder was responsible for managing approximately 32% of the Portfolio's assets, Clearbridge was responsible for managing approximately 19% of the Portfolio's assets and Dreman was responsible for managing approximately 25% of the Portfolio's assets.

The Investment Managers intend to reallocate the Portfolio's assets in the Second Quarter of 2009 among J.P. Morgan, Lee Munder and Clearbridge. Upon such reallocation of the Portfolio's assets, Dreman will no longer be responsible for managing any of the Portfolio's assets and it is expected that initially J.P. Morgan will be responsible for managing approximately 41.3% of the Portfolio's

12

assets, Lee Munder will be responsible for managing approximately 33.5% of the Portfolio's assets and Clearbridge will be responsible for managing approximately 25.2% of the Portfolio's assets. It is expected that on or about July 31, 2009, the Portfolio's only Subadvisers will be J.P. Morgan, Lee Munder and ClearBridge.

Principal Risks:

  common and preferred stocks risk

  company risk

  derivatives risk

  foreign investment risk

  initial public offering risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  portfolio turnover risk

  real estate risk

  smaller company risk

AST Goldman Sachs Mid-Cap Growth Portfolio
Investment Objective: to seek long-term growth of capital.

The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in medium capitalization companies. The Portfolio pursues its objective by investing primarily in equity securities selected for their long-term growth potential. Equity securities include common stocks, preferred stocks, warrants and securities convertible into or exchangeable for common or preferred stocks. For purposes of the Portfolio, medium-sized companies are those whose market capitalizations (measured at the time of investment) fall within the range of companies in the Russell Midcap® Growth Index. As of March 31, 2009, the average weighted market capitalization of the companies in the Russell Midcap® Growth Index was $5.492 billion and the median market capitalization was $2.422 billion. The Subadviser generally takes a "bottom up" approach to choosing investments for the Portfolio. In other words, the Subadviser seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Goldman Sachs Asset Management, L.P.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  growth stock risk

  initial public offering risk

  investment style risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  portfolio turnover risk

AST Neuberger Berman Mid-Cap Growth Portfolio
Investment Objective: to seek capital growth.

The Portfolio will invest, under normal circumstances, at least 80% of its net assets in common stocks of mid-capitalization companies. For purposes of the Portfolio, a mid-capitalization company is defined as a company whose market capitalization is within the range of market capitalizations of companies in the Russell Midcap® Index. As of January 31, 2009, the average market capitalization of the companies in the Russell Midcap® Index was $2.94 billion and the median market capitalization was $2.25 billion. The Portfolio seeks to reduce risk by diversifying among many companies, industries and sectors.

The Subadviser employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative

13

analysis, the Subadviser looks for fast-growing companies with above average sales and competitive returns on equity relative to their peers. In doing so, the Subadviser analyzes such factors as: financial condition (such as debt to equity ratio); market share and competitive leadership of the company's products; earnings growth relative to competitors; and market valuation in comparison to a stock's own historical norms and the stocks of other mid-cap companies.

The Subadviser follows a disciplined selling strategy and may sell a stock when it fails to perform as expected or when other opportunities appear more attractive.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Neuberger Berman Management LLC.

Principal Risks:

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  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  portfolio turnover risk

AST Neuberger Berman / LSV Mid-Cap Value Portfolio
Investment Objective: to seek capital growth.

The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in medium capitalization companies. Companies with equity market capitalizations that fall within the range of the Russell Midcap® Value Index at the time of investment are considered mid-cap companies for purposes of the Portfolio. The market capitalization range of the Russell Midcap® Value Index changes constantly, but as of January 31, 2009, the average market capitalization of the Russell Midcap® Value Index was $2.72 billion and the median market capitalization was $ 2.06 billion. Some of the Portfolio's assets may be invested in the securities of large-cap companies as well as in small-cap companies. The Portfolio seeks to reduce risk by diversifying among many companies and industries.

The assets of the Portfolio are independently managed by two Subadvisers under a multi-manager structure. Pursuant to the multi-manager strucutre, the division of the Portfolio's assets and daily cash inflows and outflows between the Subadvisers will be determined by the Investment Managers in their sole discretion. The Investment Managers may change the allocation of assets between the Subadvisers, transfer assets between the Subadvisers, or change the allocation of cash inflows or outflows between the Subadvisers for any reason and at any time without prior notice.

Under the Portfolio's value-oriented investment approach the Neuberger Berman Management LLC (Neuberger) looks for well-managed companies whose stock prices are undervalued and that may rise in price when other investors realize their worth. Factors that Neuberger may use to identify these companies include strong fundamentals, such as a low price-to-earnings ratio, consistent cash flow, and a sound track record through all phases of the market cycle. Neuberger may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, or a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

Neuberger generally considers selling a stock when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

LSV Asset Management (LSV) employs an active investment strategy that utilizes a quantitative investment model to evaluate and recommend investment decisions for its segment of the Portfolio in a bottom-up, contrarian value approach.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. As of January 31, 2009, LSV was responsbile for managing 66% of the Portfolio's assets and Neuberger was responsible for managing 34% of the Portfolio's assets.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  interest rate risk

  leveraging risk

  management risk

  market risk

  portfolio turnover risk

AST Mid-Cap Value Portfolio
Investment Objective: to seek capital growth by investing primarily in mid-capitalization stocks that appear to be undervalued.

The Portfolio will invest, under normal circumstances, at least 80% of its net assets in the equity securities of mid-cap companies. For purposes of the Portfolio, mid-capitalization companies are generally those that have market capitalizations, at the time of purchase, within the range of companies included in the Russell Midcap® Value Index during the previous 12-months based on month-end data. The market capitalization range of the Russell Midcap® Value Index changes constantly, but as of January 31, 2009, the range was from $8.5 million to $13.85 billion.

The assets of the Portfolio are independently managed by two Subadvisers under a multi-manager structure. Pursuant to the multi-manger structure, the Investment Managers of the Portfolio determine and allocate a portion of the Portfolio's assets to each of the Subadvisers. The allocations will be reviewed by the Investment Managers periodically and may be altered or adjusted by the Investment Managers without prior notice. Such adjustments will be reflected in the annual update to this prospectus.

Although each Subadviser will follow the Portfolio's policy of investing, under normal circumstances, 80% of its net assets in the equity securities of mid-cap companies, each Subadviser expects to utilize different investment strategies to achieve the Portfolio's investment objective of capital growth. The current asset allocations and principal investment strategies for each of the Subadvisers are summarized below.

WEDGE Capital Management, LLP ("WEDGE") normally employs a traditional value style, bottom-up investment discipline that is intended to help identify stocks that are undervalued relative to their long term normalized earnings capability. WEDGE first employs two proprietary, fundamentally based screening models, using publicly available data on all eligible companies. The Fundamental Value Model identifies those stocks with the greatest potential for profit, based on projected earnings growth, earnings quality, dividend yield, and forward price/earnings ratios. In an effort to avoid financially unsound companies, WEDGE then employs the Financial Quality Model, which focuses on earnings growth, liquidity, profitability, and leverage factors. Stocks are ranked by both models for relative attractiveness, with approximately 37% of the initial universe becoming eligible for subsequent research.

Finally, WEDGE focuses on those companies that meet its value and financial quality parameters. WEDGE's research analysts employ comprehensive, qualitative, and quantitative analysis to identify stocks with unrecognized value. Areas of emphasis include independent earnings forecasts and financial statement analysis, an evaluation of free cash flow generation and return on invested capital, absolute and relative valuations, industry analysis and competitive positioning along with an in-depth assessment of company management. All potential additions to the Portfolio are reviewed and approved by the firm's Investment Policy Committee. The decision to sell a stock is as highly disciplined as the decision to buy. Stocks are sold when fair valuation is reached, the original investment thesis has materially deteriorated, an upgrade opportunity develops or, with limited flexibility when warranted, the stock's Fundamental Value Model ranking falls to a predetermined level.

EARNEST Partners, LLC ("EARNEST") normally employs a fundamental, bottom-up investment process. The first step in EARNEST's investment process is to screen the relevant universe to identify stocks that it believes are likely to outperform based on their financial characteristics and the current environment. Using an approach called Return Pattern Recognition, the Subadviser seeks to identify the financial and market characteristics that have been in place when an individual company has produced outstanding performance. These characteristics include valuation measures, market trends, operating trends, growth measures, profitability measures, and macroeconomics. The Subadviser screens the relevant universe and selects for an in-depth fundamental review those companies exhibiting the set of characteristics that it believes indicate outperformance. The screening process allows the Subadviser to review many companies and focus on those it considers the best prospects.

Next, the approximately 150 companies identified in the screening process that appear to have superior financial and market characteristics are put through a second more rigorous review. In this step, EARNEST develops and tests an investment thesis for each company. The test generally includes conversations with the company's management team and industry specialists, review of the

15

company's financial reports, analysis of industry and company-specific studies, and independent field research. The Subadviser eliminates from consideration any company that does not pass its fundamental analysis.

The final step in EARNEST's investment process is to construct a portfolio that includes those stocks it expects to have the best performance and that effectively manages the expected risk of meaningfully underperforming the assigned benchmark. The Subadviser uses a statistical approach called downside deviation to measure and then seeks to constrain the likelihood of significantly underperforming the benchmark. Using this information, the Subadviser seeks to select investments that blend together to manage downside risk. The result is a client portfolio of approximately 60 stocks. This Subadviser expects to focus on purchasing companies that have a market capitalization at the time of purchase between $1 and $20 billion, and expects to typically sell holdings whose market capitalizations have grown to more than twice the upper limit for purchase (i.e., whose market capitalization have grown to $40 billion).

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. As of January 31, 2009, WEDGE was responsible for managing approximately 51% of the Portfolio's assets and EARNEST was responsible for managing approximately 49% of the Portfolio's assets.

Principal Risks:

  company risk

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  derivatives risk

  foreign investment risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  mid-cap risk

  stock selection risk

  value style risk

AST T. Rowe Price Large-Cap Growth Portfolio
Investment Objective: to seek long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.

The Portfolio takes a growth approach to investment selection and normally invests at least 80% of its net assets in the common stocks of large companies. A large company is defined as one whose market cap is larger than the median market cap of companies in the Russell 1000® Growth Index, a widely used benchmark of the largest domestic growth stocks (the median market cap as of January 31, 2009, was $3.1 billion, and is subject to change). The market capitalization of the companies in the Portfolio and the Russell 1000® Growth Index changes over time; the Portfolio will not automatically sell or cease to purchase stock of a company it already owns just because the company's market capitalization falls below this level. The Subadviser generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth.

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures, and options, in keeping with the Portfolio's objectives.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

In pursuing its investment objective, the Portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Portfolio's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by T. Rowe Price Associates, Inc.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  growth stock risk

  leveraging risk

  management risk

  market risk

AST MFS Growth Portfolio Investment Objective: to seek long-term growth of capital and future, rather than current, income.

The Portfolio invests, under normal circumstances, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. The Subadviser focuses on investing the portfolio's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.

While the Portfolio may invest its assets in companies of any size, the Portfolio generally focuses on companies with large capitalizations.

The Subadviser uses a bottom-up investment approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

The Portfolio may invest up to 35% of its net assets in foreign securities.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is subadvised by Massachusetts Financial Services Company.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  growth stock risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  portfolio turnover risk

AST Marsico Capital Growth Portfolio
Investment Objective: to seek capital growth. Income is not an investment objective and any income realized on the Portfolio's investments, therefore, will be incidental to the Portfolio's objective.

The AST Marsico Capital Growth Portfolio invests primarily in the common stocks of large capitalization companies that are selected for their growth potential. The Portfolio generally defines large capitalization companies as stocks of companies with market capitalizations within the market capitalization range of the Russell 1000® Growth Index. As of January 31, 2009, the median market capitalization of the Russell 1000® Growth Index was $3.1 billion. The Portfolio will normally hold a core position of between 35 and 50 common stocks. The Portfolio may hold a limited number of additional common stocks at times when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions. This Portfolio is advised by Marsico Capital Management, LLC (Marsico).

In selecting investments for the Portfolio, the Subadviser uses an approach that combines "top-down" macro-economic analysis with "bottom-up" stock selection. The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In addition, the Subadviser may also examine other factors that may include, without limitation, the most attractive global investment opportunities,

17

industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, the Subadviser seeks to identify sectors, industries and companies that may benefit from the overall trends the Subadviser has observed.

The Subadviser then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, the Subadviser may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, the Subadviser may visit with various levels of a company's management, as well as with its customers and (as relevant) suppliers, distributors, and competitors. The Subadviser also may prepare detailed earnings and cash flow models of companies. These models may assist the Subadviser in projecting potential earnings growth, current income and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

The Subadviser may reduce or sell a Fund's investments in portfolio companies if, in the opinion of the Subadviser, a company's fundamentals change substantially, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential or current income potential, more attractive investment opportunities appear elsewhere, or for other reasons.

The core investments of the Portfolio generally may include established companies and securities that offer long-term growth potential. However, the Portfolio also may typically include securities of less mature companies, companies or securities with more aggressive growth characteristics, and companies undergoing significant changes such as the introduction of a new product line, the appointment of a new management team, or an acquisition.

While we make every effort to achieve our objective, we cannot guarantee success and it is possible that you could lose money. This portfolio is subadvised by Marsico Capital Management, LLC.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  growth stock risk

  leveraging risk

  management risk

  market risk

AST DeAM Large-Cap Value Portfolio Investment Objective: to seek maximum growth of capital by investing primarily in the value stocks of larger companies.

The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in large capitalization companies. The Portfolio pursues its investment objective by primarily investing in the equity securities of large sized companies included in the Russell 1000® Value Index. Equity securities include common stocks and securities convertible into or exchangeable for common stocks, including warrants and rights. The Subadviser employs an investment strategy that seeks to maintain a portfolio of equity securities which approximates the market risk of those stocks included in the Russell 1000® Value Index, but which outperforms the Russell 1000® Value Index through active stock selection. As of January 31, 2009, the average market capitalization of the companies in the Russell 1000® Value Index was approximately $71.033 billion and the median market capitalization was approximately $2.376 billion. The size of the companies in the Russell 1000® Value Index will change with market conditions. The targeted tracking error of this Portfolio is 4% with a normal deviation of +/- 1%. It is possible that the deviation may be higher. For purposes of this Portfolio, the strategy of attempting to correlate a stock portfolio's market risk with that of a particular index, in this case the Russell 1000® Value Index, while improving upon the return of the same index through active stock selection, is called a "managed alpha" strategy.

The Subadviser generally takes a "bottom up" approach to building the Portfolio, searching for individual companies that

18

demonstrate the best potential for significant return. The Subadviser considers a number of factors in determining whether to invest in a value stock, including earnings growth rate, analysts' estimates of future earnings and industry-relative price multiples. Other factors are net income growth versus cash flow growth as well as earnings and price momentum. In the selection of investments, long-term capital appreciation will take precedence over short range market fluctuations. However, the Portfolio may occasionally make investments for short-term capital appreciation.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Deutsche Investment Management Americas, Inc.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  management risk

  market risk

  portfolio turnover risk

AST Large-Cap Value Portfolio Investment Objective: to seek current income and long-term growth of income, as well as capital appreciation.

The Portfolio will invest, under normal circumstances, at least 80% of the value of its net assets in large capitalization companies. The Portfolio generally defines large capitalization companies as stocks of companies with market capitalizations within the market capitalization range of the Russell 1000® Value Index. The 80% requirement applies at the time the Portfolio invests its assets. As of January 31, 2009, the market capitalization range of the Russell 1000® Value Index was $9 million to $380 billion. Some of these securities may be acquired in initial public offerings (IPOs). In addition to these principal investments, the Portfolio may invest up to 20% of its total assets in foreign securities.

The assets of the Portfolio are independently managed by three Subadvisers under a multi-manager structure. Pursuant to the multi-manager structure, the Investment Managers of the Portfolio determine and allocate a portion of the Portfolio's assets to each of the Subadvisers. The allocations will be reviewed by the Investment Managers periodically and may be altered or adjusted by the Investment Managers without prior notice. Such adjustments will be reflected in the annual update to this prospectus.

Although each Subadviser will follow the Portfolio's policy of investing, under normal circumstances, at least 80% of the Portfolio's assets in large capitalization companies, each Subadviser expects to utilize different investment strategies to achieve the Portfolio's objective of current income and long-term growth of income, as well as capital appreciation. The current asset allocations and principal investment strategies for each of the Subadvisers are summarized below:

Hotchkis and Wiley Capital Management LLC ("Hotchkis and Wiley") normally focuses on stocks that have a high cash dividend or payout yield relative to the market. Payout yield is defined as dividend yield plus net share repurchases. The Subadviser also may invest in stocks that don't pay dividends, but have growth potential unrecognized by the market or changes in business or management that indicate growth potential.

Eaton Vance Management (Eaton Vance) normally invests primarily in value stocks of large-cap companies, which are common stocks that, in the Subadviser's opinion, are inexpensive or undervalued relative to the overall stock market. Investment decisions are made primarily on the basis of fundamental research and involve consideration of numerous factors, including quality of business franchises, financial strength, management capability and integrity, growth potential, valuation and earnings and cash flow capabilities. Many of these considerations are subjective. Eaton Vance intends to manage investment risk by maintaining broad issuer and industry diversification among its holdings, and by utilizing fundamental analysis of risk/return characteristics in securities selection. The Subadviser may sell a security when its price objective for the security is reached, the fundamentals of the company deteriorate, a security's price falls below acquisition cost or to pursue more attractive investment options.

Dreman Value Management, L.L.C. ("Dreman") seeks to provide a total return greater than that of the benchmark over time, to protect client capital during market downturns and to stay consistent in our low price-to-earnings ratio, contrarian value approach to investment management, while taking into consideration dividend yield. Dreman will seek to attain superior returns by using a contrarian value investment approach.

Dreman believes that it can attain superior performance by adhering to an investment strategy that is disciplined and has a

19

demonstrated record of success. Dreman's investment strategy emphasizes stocks that offer unique investment values. The criterion used to identify such stocks include below average price-to-earnings, price-to-book, price-to-cash flow ratios and above average dividend yields. Over the last 25 years, extensive studies, which date as far back as the 1930s, conducted by David Dreman and affiliates of Dreman, have led the Dreman to conclude that consistently applying disciplined value strategies yields superior long-term total returns.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. On or about April 1, 2009, Hotchkis and Wiley was responsible for managing approximately 15% of the Portfolio's assets, Eaton Vance was responsible for managing approximately 60% of the Portfolio's assets and Dreman was responsible for managing approximately 25% of the Portfolio's assets.

On or about May 1, 2009, the Investment Managers intend to reallocate the Portfolio's assets so that Hotchkis and Wiley will be responsible for managing approximately 20% of the Portfolio's assets and Eaton Vance will be responsible for managing approximately 80% of the Portfolio's assets. Upon such reallocation of the Portfolio's assets, Dreman will no longer be responsible for managing any of the Portfolio's assets. It is expected that Hotchkis and Wiley and Eaton Vance will be the Portfolio's only subadvisers on or about July 31, 2009.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  investment style risk

  leveraging risk

  management risk

  market risk

  portfolio turnover risk

  real estate risk

  selection risk

  value style risk

AST AllianceBernstein Core Value Portfolio Investment Objective: long-term capital growth.

The Portfolio will pursue its objective, under normal circumstances, by investing primarily in common stocks. The Subadviser expects that the majority of the Portfolio's assets will be invested in the common stocks of large companies that appear to be undervalued. Among other things, the Portfolio seeks to identify compelling buying opportunities created when companies are undervalued on the basis of investor reactions to near-term problems or circumstances even though their long-term prospects remain sound. The Subadviser's investment approach is value-based and price-driven, and it relies on the intensive fundamental and quantitative research of its internal research staff to identify these buying opportunities in the marketplace.

Portfolio investments are selected by the Subadviser based upon a model portfolio of 100-150 stocks constructed by the Subadviser. In selecting investments for the model portfolio, the Subadviser takes a "bottom-up" approach. In other words, the subadvisor seeks to identify individual companies with cash flow potential that may not be recognized by the market at large. The Subadviser relates present value of each company's forecasted future cash flow to the current price of its stock. The Subadviser ranks companies from the highest expected return to the lowest, with the companies at the top of the ranking being the most undervalued.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by AllianceBernstein L.P.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  management risk

  market risk

  portfolio turnover risk

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Growth and Income Portfolios: Inv Objectives and Principal Strategies

Portfolio	Investment Goal	Primary Investments
AST American Century Income & Growth	Capital growth and, secondarily, current income	The Portfolio invests primarily in stocks of large U.S. companies selected through quantitative investment techniques
AST AllianceBernstein Growth & Income	Long-term capital growth and income	The Portfolio invests primarily in common stocks that are believed to be selling at reasonable valuations in relation to their fundamental business prospects

AST American Century Income & Growth Portfolio

Investment Objective: to seek capital growth and, secondarily, current income.

The Portfolio invests primarily in large capitalization, publicly-traded U.S. companies. The Portfolio considers large capitalization companies to be those with a market capitalization of greater than $2 billion. To select stocks for purchase the Subadviser utilizes quantitative management techniques in a two-step process. In the first step, the Subadviser ranks stocks from most attractive to least attractive. This is determined by using a quantitative model that combines measures of at stock's value as well as measures of its growth potential. To measure value, the Subadviser uses ratios of stock price to book value and stock price to cash flow, among others. To measure growth, the Subadviser uses the rate of growth in a company's earnings and changes in its earnings estimates, as well as other factors.

In the second step, the Subadviser uses a technique called portfolio optimization. In portfolio optimization, the Subadviser uses a computer to build a portfolio of stocks from the ranking described above that it believes will provide the optimal balance between risk and expected return. The goal is to create a portfolio that provides better returns than its benchmark without taking on significant additional risk. In building the Portfolio, the Subadviser also attempts to create a dividend yield that will be greater than that of the S&P 500® Index.

The Subadviser generally sells stocks from the Portfolio when it believes:

· a stock becomes less attractive relative to other stock opportunities,
· a stock's risk parameters outweigh its return opportunity, and/or
· specific events alter a stock's prospects.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by American Century Investment Management, Inc.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  liquidity risk

  management risk

  market risk

21

AST AllianceBernstein Growth & Income Portfolio
Investment Objective: long-term growth of capital and income.

The Portfolio will invest, under normal circumstances, in common stocks (and securities convertible into common stocks).

The Subadviser will take a value-oriented approach, in that it will try to keep the Portfolio's assets invested in securities that are selling at reasonable valuations in relation to their fundamental business prospects. In doing so, the Portfolio may forgo some opportunities for gains when, in the judgment of the Subadviser, they are too risky.

In seeking to achieve its objective, the Portfolio invests primarily in the equity securities of U.S. companies that the Subadviser believes are undervalued. The Subadviser believes that, over time, stock prices (of companies in which the Portfolio invests) will come to reflect the companies' intrinsic economic values. The Subadviser uses a disciplined investment process to evaluate the companies in its extensive research universe. Through this process, the Subadviser seeks to identify the stocks of companies that offer the best combination of value and potential for price appreciation.

The Subadviser employs a multifactor valuation model which to seeks to discern the relative attractiveness of individual investment opportunities derived from a universe of substantially large, seasoned, U.S. domiciled companies. The Subadviser utilizes this model to systematically identify equity securities whose current market prices do not reflect what it considers to be their relative intrinsic economic values. In determining a company's relative investment attractiveness, the Subadviser takes into account many fundamental factors it believes bear on the ability of the company to perform in the future, including prospective earnings and cash flow growth, the competitive position of the company, forecast balance sheet strength, and the capital usage decisions of management. The Subadviser then ranks each of the companies in order of their relative attractiveness with companies demonstrating the largest positive disparities deemed to be the most undervalued. In conjunction with AllianceBernstein's fundamental research teams, the U.S. Relative Value team will select from a candidate list of attractively valued stocks (based on the team's multifactor valuation model) to populate the portfolio with securities it believes are attractively valued.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by AllianceBernstein L.P.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  management risk

  market risk

  portfolio turnover risk

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Special Equity Portfolios: Investment Objectives and Principal Strategies

AST Cohen & Steers Realty Portfolio
Investment Objective: to maximize total return through investment in real estate securities.

The Portfolio will invest, under normal circumstances, at least 80% of its net assets in securities of real estate related issuers. Under normal circumstances, the Portfolio will invest substantially all of its assets in the equity securities of real estate companies. Such equity securities will consist of common stocks, rights or warrants to purchase common stocks, securities convertible into common stocks where the conversion feature represents, in the Subadviser's view, a significant element of the securities' value, and preferred stocks.

For purposes of the Portfolio's investment policies, a "real estate company" is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of real estate or that has at least 50% of its assets in real estate. The Portfolio may invest up to 10% of its total assets in securities of foreign real estate companies. Real estate companies may include real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests.

The Portfolio is non-diversified for purposes of the 1940, which means that it may invest more than 5% of its assets in the securities of any one issuer.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Cohen & Steers Capital Management, Inc.

Principal Risks:

  company risk

  credit risk

  derivatives risk

  foreign investment risk

  industry/sector risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  non-diversification risk

  real estate risk

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Asset Allocation Portfolios: Investment Objectives and Principal Strategies

Portfolio	Investment Goal	Primary Investments
AST Academic Strategies Asset Allocation Portfolio*	Long-term capital appreciation	The Portfolio uses a multi-asset class strategy that pursues both top-down asset allocation strategies and bottom-up selection of securities, investment managers, and mutual funds
AST Balanced Asset Allocation*	Highest potential total return consistent with a specified level of risk tolerance	The Portfolio invests primarily in a diversified portfolio of Underlying Portfolios
AST Capital Growth Asset Allocation*	Highest potential total return consistent with a specified level of risk tolerance	The Portfolio invests primarily in a diversified portfolio of Underlying Portfolios
AST Preservation Asset Allocation*	Highest potential total return consistent with a specified level of risk tolerance	The Portfolio invests primarily in a diversified portfolio of Underlying Portfolios

*These Portfolios primarily invest in other Portfolios of the Trust (Underlying Trust Portfolios) and are each referred to herein as a "Fund of Funds," and collectively as the "Funds of Funds."

AST Academic Strategies Asset Allocation Portfolio

Investment Objective: The investment objective of the Portfolio is to seek long-term capital appreciation. This investment objective is a non-fundamental investment policy of the Portfolio and may be changed by the Board without shareholder approval.

The Portfolio is a multi-asset class fund that pursues both top-down asset allocation strategies and bottom-up selection of securities, investment managers, and mutual funds. Under normal circumstances, it is currently expected that approximately 60% of the Portfolio's assets will be allocated to traditional asset classes and approximately 40% of the Portfolio's assets will be allocated to non-traditional asset classes. Those percentages are subject to change by the Investment Managers.The overall asset allocation strategy for the Portfolio is determined by Quantitative Management Associates LLC (QMA), and the Investment Managers in consultation with Advanced Quantitative Consulting LLC (the Consultant), a consultant that has been retained by AST. The Subadvisers for the Portfolio are listed below:

Subadvisers	Investment Categories and Strategies
Prudential Bache Asset Management (Bache)	Commodities
Pacific Investment Management Company LLC (PIMCO)	Inflation-Indexed Securities
International Fixed- Income (Un-Hedged)
Emerging Markets Fixed-Income
Jennison Associates LLC (Jennison)	Global Infrastructure
QMA	Long/Short Market Neutral
Overlay
Mellon Capital Management Corporation (Mellon Capital)	Global Tactical Asset Allocation
Volaris Volatility Management Group, a unit of Credit Suisse Securities (USA) LLC (Volaris)	Volatility Income
First Quadrant, L.P.	Global Macro
AlphaSimplex Group LLC	Hedge Fund Replication

The Consultant is expected to use academic research on asset allocation along with various quantitative and qualitative research methods to produce a proposed strategic allocation for the Portfolio among the various traditional and non-traditional asset classes and the related investment categories and strategies. QMA and the Investment Managers are then expected to review the proposed strategic allocation from the Consultant. QMA and the Investment Managers will adjust the proposed strategic allocation based upon their own: (i) forward-looking assessment of global macroeconomic, market, financial, currency, security valuation, and other factors and (ii) quantitative and qualitative evaluation of the risks associated with investments in the relevant investment categories and strategies. PI will then: (i) identify other pooled investment vehicles, including, without limitation, open-end or closed-end investment companies, exchange-traded funds, unit investment trusts, domestic or foreign private investment pools (including investment

24

companies not registered with the SEC, such as "hedge funds") (collectively referred to herein as Underlying Funds) that may be used as fulfillment options for the specific investment categories or strategies and (ii) establish specific weighted combinations of Underlying Funds that are consistent with the Portfolio's then-current asset allocation. The Investment Managers will also seek to identify and retain Subadvisers to directly manage all or a portion of the assets that are allocated to a particular investment category or strategy. Under normal circumstances, the Portfolio will invest approximately 65% of its assets in other portfolios of the Trust (collectively, the Underlying Trust Funds). The Subadvisers will directly manage the remaining 35% of the Portfolio's assets under normal circumstances. Those percentages are subject to change by the Investment Managers and QMA.

The Investment Managers will monitor the amount of active risk taken within the various investment categories and strategies by conducting holdings-based and returnsbased analyses of the Portfolio's direct and indirect portfolio holdings. QMA and the Investment Managers also expect to meet periodically with the Consultant. QMA and the Investment Managers, in consultation with the Consultant, will seek to opportunistically modify the allocations among the various investment categories and strategies, the Underlying Funds, and the Subadvisers based upon the latest academic research and their ongoing assessment of the above-referenced factors. The extent to which any recommendations from the Consultant are adopted is determined by the Investment Managers and QMA.

Fixed-income investments in which the portfolio may invest include:
(1) securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;
(2) corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
(3) mortgage and other asset-backed securities;
(4) inflation-indexed bonds issued by both governments and corporations;
(5) structured notes, including hybrid or "indexed" securities, event-linked bonds;
(6) loan participations and assignments;
(7) delayed funding loans and revolving credit securities;
(8) bank certificates of deposit, fixed time deposits and bankers' acceptances;
(9) repurchase agreements and reverse repurchase agreements;
(10) debt securities issued by state or local governments and their agencies and government-sponsored enterprises;
(11) obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises;
(12) derivative instruments, including futures, options and swap agreements; and
(13) obligations of international agencies or supranational entities.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  affiliated fund of funds risk

  asset allocation risk

  asset-backed securities risk

  asset transfer program risk

  commodity risk

  common and preferred stock risk

  credit risk

  depository receipts risk

  derivatives risk

  emerging market risk

  equity securities risk

  extension risk

  foreign investment risk

  geographic focus risk

  hedging risk

  high-yield risk

  inflation risk

  infrastructure investment risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

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  mortgage risk

  risk of investment in other debt obligations issued or guaranteed by the U.S. government and government-related entities portfolio turnover risk

  prepayment, or call, risk

  privately-issued mortgage-related securities and asset-backed securities real estate risk

  selection risk

  short sale risk

  small and mid-capitalization company risk

  underlying fund risk

  underlying portoflio selection risk

  underlying trust funds/potential conflicts of interst and Subadviser selection risk

  U.S. government and agency securities risk

  valuation risk

  yankee obligations risk

AST Dynamic Asset Allocation Portfolios:
AST Balanced Asset Allocation Portfolio (formerly AST Conservative Asset Allocation Portfolio)
AST Capital Growth Asset Allocation Portfolio
AST Preservation Asset Allocation Portfolio

Investment Objective: The investment objective of each Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance.

These Portfolios are "funds of funds." That means that each Portoflio invests primarily in one or more mutual funds in accordance with its own asset allocation strategy. Other mutual funds in which they may invest are collectively referred to as the "Underlying Portfolios." Consistent with the investment objectives and policies of the Portfolios, other mutual funds may from time to time may be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the portfolios. Currently, the only Underlying Portfolios in which they invest are other Portfolios of the Trust and certain money market funds advised by the Manager or one of its affiliates.

The asset allocation strategy for each Portfolio is determined by Prudential Investments, LLC (PI) and Quantitative Management Assocaiets LLC (QMA). As a general matter, QMA will begin by constructing a neutral allocation for each Portfolio. Each neutral allocation initially divides the assets for the corresponding Portfolio across three broad-based securities benchmark indexes. These three benchmark indexes are the Russell 3000 Index, which generally serves as a proxy for domestic equities markets, the MSCI EAFE Index, which generally serves as a proxy for international equities markets, and the Barclays Capital U.S. Aggregate Bond Index, which generally serves a proxy for the investment-grade domestic bond market. Generally, the neutral allocation for the more aggressive Portfolios will emphasize investments in the equity asset class while the neutral allocation for the more conservative portfolios will emphasize investments in the debt/money market asset class. The selection of specific combinations of Underlying Portfolios for each Portfolio generally will be determined by PI. PI will employ various quantitative and qualitative research methods to establish weighted combinations of Underlying Portfolios that are consistent with the neutral allocation for each Portfolio. QMA will then perform its own forward-looking assessment of macroeconomic, market, financial, security valuation, and other factors. As a result of this assessment, QMA will further adjust the neutral allocation and the preliminary Underlying Portfolio weights for each Portfolio based upon its views on certain factors, including, but not limited to, the following:

  asset class (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on equity or debt securities)

  geographic focus (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on domestic or international issuers)

  investment style (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on securities with value, growth, or core characteristics)

  market capitalization (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on small-cap, mid-cap, or large-cap issuers) and

  "off-benchmark" factors (e.g., add exposure to asset sub-classes or investment categories generally not captured in the neutral allocation such as real estate, natural resources, global bonds, limited maturity bonds, high-yield bonds (also referred to as "junk bonds"), or cash.

PI and QMA currently expect that any changes to the asset allocation and Underlying Portfolio weights will be effected within certain pre-determined ranges. See the table in the section entitled "More Detailed Information About How the Portfolios Invest" for a

26

description of these ranges. Consistent with each Portfolio's principal investment policies, PI and QMA may, however, change the asset allocation and Underlying Portfolio weights both within and beyond such predetermined ranges at any time in their sole discretion. In addition, PI and QMA may, at any time in their sole discretion, rebalance a Portfolio's investments to cause its composition to match the asset allocation and Underlying Portfolio weights. Although PI and AST Investment serve as the Manager of the Underlying Portfolios, the day-to-day investment management of the Underlying Portfolios is the responsibility of the relevant Subadvisers.

The Dynamic Asset Allocation Portfolios are not limited to investing exclusively in shares of the Underlying Portfolios. Each of these Portfolios is permitted under current law to invest in "securities" as defined under the Investment Company Act of 1940. For these purposes, the term "securities" includes, without limitation, shares of common or preferred stock, warrants, security futures, notes, bonds, debentures, any put, call, straddle, option, or privilege on any security or on any group or index of securities, or any put, call, straddle, option, or privilege entered into on a national securities exchange relating to a foreign currency. In addition, the Investment Managers and the Trust have received exemptive relief from the SEC to permit these Portfolios (among others) to invest in derivative instruments that are not classified as securities under the federal securities laws, including, without limitation, futures contracts, forwards, and swap agreements. Up to approximately 5% of each Portfolio's net assets will be allocated to: (i) index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed-income benchmark indices and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions and any variation margin calls with respect to the futures contracts. This Portfolio may also invest in ETFs for additional exposure to relevant markets.

While we make every effort to achieve our objective, we cannot guarantee success. It is possible you could lose money.

Principal Risks:

  asset allocation risk

  asset transfer program risk

  underlying portfolio selection risk

  Subadviser selection risk for underlying trust portfolios

  fund of funds risk

  market risk

  selection risk

  common and preferred stocks risk

  investment style risk

  small- and mid-capitalization company risk

  market sector/industry risk

  portfolio turnover risk

27

Fixed Income Portfolios: Investment Objectives and Principal Strategies

Portfolio	Investment Goal	Primary Investments
AST T. Rowe Price Global Bond	High current income and capital growth	The Portfolio invests in high-quality foreign and U.S. dollar-denominated bonds.
AST Lord Abbett Bond-Debenture	High current income and the opportunity for capital appreciation to produce a high total return	The Portfolio invests primarily in high yield and investment grade debt securities, securities convertible into common stock and preferred stock.
AST PIMCO Total Return Bond	Maximize total return, consistent with preservation of capital and prudent investment management	The Portfolio invests primarily in fixed-income securities of varying maturities.
AST PIMCO Limited Maturity Bond	Maximize total return, consistent with preservation of capital and prudent investment management	The Portfolio invests primarily in fixed-income securities of varying maturities, so that the Portfolio's expected average duration will be from one to three years.
AST Western Asset Core Plus Bond	Maximize total return, consistent with prudent investment management and liquidity needs	The Portfolio invests primarily in a variety of debt and fixed-income securities
AST Bond Portfolio 2015	Highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs	The Portfolio invests primarily in bonds
AST Bond Portfolio 2016	Highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs	The Portfolio invests primarily in bonds
AST Bond Portfolio 2018	Highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs	The Portfolio invests primarily in bonds
AST Bond Portfolio 2019	Highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs	The Portfolio invests primarily in bonds
AST Bond Portfolio 2020	Highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs	The Portfolio invests primarily in bonds
AST Investment Grade Bond	Maximize total return, consistent with the preservation of capital and liquidity needs	The Portfolio invests primarily in investment-grade bonds
AST Money Market	High current income and maintain high levels of liquidity	The Portfolio invests in high-quality, short-term U.S. dollar-denominated instruments.

AST T. Rowe Price Global Bond Portfolio
Investment Objective: to provide high current income and capital growth by investing in high-quality, foreign and U.S. dollar-denominated bonds.

The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in fixed income securities. The Portfolio will invest in all types of bonds including those issued or guaranteed by the U.S. or foreign governments or their agencies and by foreign authorities, provinces and municipalities as well as investment grade corporate bonds, mortgage and asset-backed securities and high-yield bonds of U.S. and foreign issuers. The Portfolio seeks to moderate price fluctuation by actively managing its maturity structure and currency exposure. The Subadviser bases its investment decisions on fundamental market factors, currency trends, and credit quality. The Portfolio generally invests in countries where the combination of fixed-income returns and currency exchange rates appears attractive, or, if the currency trend is unfavorable, where the Subadviser believes that the currency risk can be minimized through hedging.

The Portfolio is non-diversified for purposes of the 1940, which means that it may invest more than 5% of its assets in the fixed-income securities of a single issuer or individual foreign government.

Although the Portfolio expects to maintain an intermediate-to-long weighted average maturity, there are no maturity restrictions on the overall portfolio or on individual securities. The Portfolio may and frequently does engage in foreign currency transactions such as forward foreign currency exchange contracts, hedging its foreign currency exposure back to the dollar or against other foreign

28

currencies ("cross-hedging"). The Subadviser also attempts to reduce currency risks through diversification among foreign securities and active management of maturities and currency exposures.

The Portfolio may also invest up to 20% of its assets in the aggregate in below investment-grade, high-risk bonds ("junk bonds") and emerging market bonds. Some emerging market bonds, such as Brady Bonds, may be denominated in U.S.dollars. In addition, the Portfolio may invest up to 30% of its assets in mortgage-related (including mortgage dollar rolls and derivatives, such as collateralized mortgage obligations and stripped mortgage securities) and asset-backed securities. The Portfolio may invest in futures, swaps and other derivatives, in keeping with its objective.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, adjust the Portfolio's average maturity, duration, or credit quality, or re-deploy assets into more promising opportunities.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by T. Rowe Price International, Inc.

Principal Risks:

  asset-backed securities risk

  credit risk

  derivatives risk

  foreign investment risk

  high-yield risk

  interest rate risk

  liquidity risk

  management risk

  market risk

  mortgage risk

  non-diversification risk

  portfolio turnover risk

AST Lord Abbett Bond-Debenture Portfolio
Investment Objective: to seek high current income and the opportunity for capital appreciation to produce a high total return.

The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in fixed income securities. The Portfolio allocates its assets principally among fixed income securities in four market sectors: U.S. investment grade securities, U.S. high yield securities, foreign securities (including emerging market securities) and convertible securities. Under normal circumstances, the Portfolio invests in each of the four sectors described above. However, the Portfolio may invest substantially all of its assets in any one sector at any time, subject to the limitation that at least 20% of the Portfolio's net assets must be invested in any combination of investment grade debt securities, U.S. Government securities and cash equivalents.

The Subadviser believes that a high total return (current income and capital appreciation) may be derived from an actively managed, diversified portfolio of investments. Through portfolio diversification, credit analysis and attention to current developments and trends in interest rates and economic conditions, the Subadviser attempts to reduce the Portfolio's risks. The Subadviser seeks unusual values, using fundamental, "bottom-up" research (i.e., research on individual companies rather than the economy as a whole) to identify undervalued securities. The Portfolio may find good value in high yield securities, sometimes called "lower-rated bonds" or "junk bonds," and frequently may have more than half of its assets invested in those securities. The Portfolio may also make significant investments in mortgage-backed securities. Although the Portfolio expects to maintain a weighted average maturity in the range of five to twelve years, there are no maturity restrictions on the overall Portfolio or on individual securities.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Lord, Abbett & Co. LLC.

Principal Risks:

  credit risk

  derivatives risk

  foreign investment risk

  high yield risk

  interest rate risk

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  leveraging risk

  liquidity risk

  management risk

  market risk

  mortgage risk

  portfolio turnover risk

AST PIMCO Total Return Bond Portfolio
Investment Objective: to seek to maximize total return, consistent with preservation of capital and prudent investment management.

The Portfolio will invest, under normal circumstances, at least 80% of the value of its net assets in fixed income investments which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Fixed-income investments include:

(1) securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;
(2) corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
(3) mortgage and other asset-backed securities;
(4) inflation-indexed bonds issued by both governments and corporations;
(5) structured notes, including hybrid or "indexed" securities and event-linked bonds;
(6) loan participations and assignments;
(7) delayed funding loans and revolving credit securities;
(8) bank certificates of deposit, fixed time deposits and bankers' acceptances;
(9) repurchase agreements and reverse repurchase agreements;
(10) debt securities issued by state or local governments and their agencies and government-sponsored enterprises;
(11) obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises;
(12) derivative instruments, including futures, options and swap agreements; and
(13) obligations of international agencies or supranational entities.

Portfolio holdings will be concentrated in areas of the bond market that the Subadviser believes to be relatively undervalued. In selecting fixed income securities, the Subadviser uses economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other securities selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the Subadviser's outlook for the U.S. and foreign economies, the financial markets, and other factors. The management of duration is one of the fundamental tools used by the Subadviser.

The Portfolio will invest in fixed-income securities of varying maturities. The average portfolio duration of the Portfolio normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Bond Index which, as of December 31, 2008, was 3.67 years. The Portfolio can and routinely does invest in certain complex fixed income securities (including mortgage-backed and asset-backed securities) and engage in a number of investment practices (including futures, options, swaps and dollar rolls) that many other fixed income funds do not utilize. The Portfolio may invest up to 10% of its assets in fixed income securities that are rated below investment grade ("junk bonds") (or, if unrated, determined by the Subadviser to be of comparable quality). The Portfolio may engage in short sales.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Pacific Investment Management Company LLC.

Principal Risks:

  asset-backed securities risk

  common and preferred stock risk

  credit risk

  derivatives risk

  foreign investment risk

  hedging risk

  high yield risk

  inflation-indexed securities risk

  interest rate risk

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  leveraging risk

  liquidity risk

  management risk

  market risk

  mortgage risk

  risk of investing in other debt obligations issued or guaranteed by the U.S. government and government-related entities portfolio turnover risk

  prepayment or call risk

  privately-issued mortgage-related and asset-backed securities short sale risk

  U.S. government and agency securities risk

  Yankee obligation risk

AST PIMCO Limited Maturity Bond Portfolio
Investment Objective: to seek to maximize total return, consistent with preservation of capital and prudent investment management.

The Portfolio will invest, under normal circumstances, at least 80% of the value of its net assets in fixed income investments, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Fixed-income investments include:

(1) securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;
(2) corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
(3) mortgage and other asset-backed securities;
(4) inflation-indexed bonds issued by both governments and corporations;
(5) structured notes, including hybrid or "indexed" securities and event-linked bonds;
(6) loan participations and assignments;
(7) delayed funding loans and revolving credit securities;
(8) bank certificates of deposit, fixed time deposits and bankers' acceptances;
(9) repurchase agreements and reverse repurchase agreements;
(10) debt securities issued by state or local governments and their agencies and government-sponsored enterprises;
(11) obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises;
(12) derivative instruments, including futures, options and swap agreements;and
(13) obligations of international agencies or supranational entities.

Portfolio holdings will be concentrated in areas of the bond market that the Subadviser believes to be relatively undervalued. In selecting fixed income securities, the Subadviser uses economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other securities selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the Subadviser's outlook for the U.S. and foreign economies, the financial markets, and other factors. The management of duration is one of the fundamental tools used by the Subadviser.

The Portfolio will invest in fixed-income securities of varying maturities. The average portfolio duration of the Portfolio normally varies within a one- to three-year time frame based on the Subadviser's forecast for interest rates. The Portfolio can and routinely does invest in certain complex fixed income securities (including mortgage-backed and asset-backed securities) and engage in a number of investment practices (including futures, swaps and dollar rolls) that many other fixed income funds do not utilize. The Portfolio may invest up to 10% of its assets in fixed income securities that are rated below investment grade ("junk bonds") (or, if unrated, determined by the Subadviser to be of comparable quality). The Portfolio may engage in short sales.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Pacific Investment Management Company LLC.

Principal Risks:

  asset-backed securities risk

  common and preferred stock risk

  credit risk

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  derivatives risk

  foreign investment risk

  hedging risk

  high yield risk

  inflation-indexed securities risk

  interest rate risk

  leveraging risk

  liquidity risk

  mangement risk

  market risk

  mortgage risk

  risk of investing in other debt obligations issued or guaranteed by the U.S. government and government-related entities portfolio turnover risk

  prepayment or call risk

  privately-issued mortgage-related and asset-backed securities risk short sale risk

  U.S. government and agency securities risk

  Yankee obligation risk

AST Western Asset Core Plus Bond Portfolio
Investment Objective: To maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Western Asset Core Plus Bond Portfolio.

The investment objective and specified average duration figure are not fundamental policies for the Portfolio and, therefore, may be changed by the Board without shareholder approval. No assurance can be given that the Portfolio will achieve its investment objective. Western Asset Management Company (Western Asset) and Western Asset Management Company Limited (WAML) serve as the Subadvisers for the Portfolio.

The Portfolio will invest in a portfolio of fixed-income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed-income securities. To achieve its investment objective, the Portfolio may invest in a variety of securities and instruments, including:

(1) U.S. Government obligations;
(2) corporate obligations ("corporate obligations" include, without limitation, preferred stock, convertible securities, zero coupon securities and pay-in-kind securities);
(3) inflation-indexed securities;
(4) mortgage- and other asset-backed securities;
(5) obligations of non-U.S. issuers, including obligations of non-U.S. governments, international agencies or supranational organizations;
(6) fixed-income securities of non-governmental U.S. or non-U.S. issuers;
(7) taxable municipal obligations;
(8) variable and floating rate debt securities;
(9) commercial paper and other short-term investments;
(10) certificates of deposit, time deposits, and bankers' acceptances;
(11) loan participations and assignments;
(12) structured notes;
(13) repurchase agreements.

Duration refers to the range within which the average modified duration of the Portfolio is expected to fluctuate. Modified duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities (for example, some bonds can be prepaid by the issuer). The target average modified duration of the Portfolio is expected to range within 30% of the duration of the domestic bond market as a whole (normally three to six years, although this may vary). Therefore, the range within which the average modified duration of the Portfolio is expected to fluctuate is generally 2.5 to 7 years. The Portfolio's average modified duration may fall outside of its expected average modified duration range due to market movements. If this happens, Western Asset and WAML will take action to bring the Portfolio's average modified duration back within the Portfolio's expected average modified duration range within a reasonable period of time.

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The Portfolio may invest up to 20% of its net assets in debt securities that are rated, at the time of purchase, below investment grade, but at least B-/B3, or if unrated, are determined by Western Asset or WAML to be of comparable quality. For purposes of the foregoing credit quality policy, the Portfolio will consider a security to be rated below investment grade if it is not rated Baa/BBB or above by at least one nationally recognized rating agency (or, if unrated, is determined by Western Asset or WAML to be of comparable quality). Securities rated below investment grade are commonly known as "junk bonds" or "high-yield securities." The continued holding of securities downgraded below investment grade or, if unrated, determined by Western Asset or WAML to be of comparable quality, will be evaluated by Western Asset and WAML on a case-by-case basis. As a result, the Portfolio may from time to time hold debt securities that are rated below investment grade. Information on the ratings issued to debt securities by certain rating agencies is included in Appendix IV to this Prospectus.

The Portfolio also may invest: (i) up to 25% of its total assets in the securities of foreign issuers, including emerging markets issuers, and (ii) up to 20% of its total assets in non-U.S. dollar denominated securities.

Principal Risks:

  asset-backed securities risk

  credit risk

  derivatives risk

  foreign investment risk

  high yield risk

  inflation-indexed securities risk

  interest rate risk

  liquidity risk

  management risk

  market risk

  mortgage risk

  portfolio turnover risk

  prepayment risk

  selection risk

AST Target Maturity Portfolios:
AST Bond Portfolio 2015
AST Bond Portfolio 2016
AST Bond Portfolio 2018
AST Bond Portfolio 2019
AST Bond Portfolio 2020

Investment Objectives: To seek the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.

AST Investment Grade Bond Portfolio

Investment Objective: To seek to maximize total return, consistent with the preservation of capital and liquidity needs. As set forth above, total return is comprised of current income and capital appreciation.

These investment objectives are not fundamental investment policies for the Portfolios and, therefore, may be changed by the Board without shareholder approval.

Principal Investment Policies of the Target Maturity Portfolios. Under normal market conditions, each Target Maturity Portfolio will invest at least 80% of its investable assets in bonds. For purposes of this 80% policy, bonds include: (i) all debt securities and all fixed-income securities, excluding preferred stock, issued by both government and non-government issuers, and (ii) all derivatives and synthetic instruments that have economic characteristics that are similar to such debt securities and such fixed-income securities. As used in this Prospectus, the term "investable assets" refers to a Portfolio's net assets plus any borrowings for investment purposes. A Portfolio's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions.

Each Target Maturity Portfolio will be managed to mature in the year identified in its name in order to match the related liability under certain living benefit programs. As a result, each Target Maturity Portfolio's duration and weighted average maturity will be

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different. For example, the AST Bond Portfolio 2020 will have a longer duration and a longer weighted average maturity than the AST Bond Portfolio 2015, AST Bond Portfolio 2016, AST Bond Portfolio 2018, and AST Bond Portfolio 2019. In addition, each Target Maturity Portfolio's duration and weighted average maturity will decline over time as the relevant maturity date approaches. To that end, the Subadviser (Prudential Investment Management, Inc.)(PIM) expects to maintain the duration of each Target Maturity Portfolio within +/– 0.50 years of the secondary benchmark index for that Target Maturity Portfolio. On or about a Target Maturity Portfolio's maturity date, all of the securities held by that Target Maturity Portfolio will be sold and all of the outstanding shares of beneficial interest of that Target Maturity Portfolio will be redeemed. Proceeds from that redemption will be reallocated in accordance with the procedures applicable to the contact owner's variable contract.

PIM currently intends to maintain an overall weighted average credit quality rating of A- or better for each Target Maturity Portfolio. This target overall credit quality for each Target Maturity Portfolio will be based on ratings as of the date of purchase. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality. In the event a Target Maturity Portfolio's overall credit quality drops below A- due to downgrades of individual portfolio securities, PIM will take appropriate action based upon the relevant facts and circumstances.

Principal Investment Policies of the Investment Grade Bond Portfolio. Under normal market conditions, the Investment Grade Bond Portfolio will invest at least 80% of its investable assets in investment grade bonds. For purposes of this 80% policy, investment grade bonds include: (i) all debt securities and all fixed-income securities, excluding preferred stock, that are issued by both government and non-government issuers and rated BBB or higher by Standard & Poor's Ratings Services (S&P), Baa or higher by Moody's Investors Service, Inc. (Moody's), BBB or higher by Fitch Ratings Ltd. (Fitch) or, if unrated, are determined by PIM to be of comparable quality, and (ii) all derivatives and synthetic instruments that have economic characteristics that are similar to debt securities and fixed-income securities with such ratings. All references in this Prospectus to the ratings categories used for determining what constitutes an investment grade bond are without regard to gradations within those categories. PIM currently intends to maintain an overall weighted average credit quality rating of A- or better for the Investment Grade Bond Portfolio. This target overall credit quality for the Investment Grade Bond Portfolio will be based on ratings as of the date of purchase. In the event the Investment Grade Bond Portfolio's overall credit quality drops below A- due to downgrades of individual portfolio securities, PIM will take appropriate action based upon the relevant facts and circumstances.

Although the Investment Grade Bond Portfolio may invest in individual bonds of any maturity, PIM expects to maintain the Investment Grade Bond Portfolio's duration within +/- 0.50 years of its primary benchmark index (i.e., the Lehman Brothers Government/Credit 5-10 Year Index). As of December 31, 2008, the average duration of the Barclays Capital Government/Credit 5-10 Year Index was approximately 5.35 years.

The investment objectives of each Target Maturity Portfolio and the AST Investment Grade Bond Portfolio are not fundamental investment policies for the Target Maturity Portfolios and, therefore, may be changed by the Board of Trustees of theFund (the Board) without shareholder approval. While we make every effort to achieve our objectives, we can't guarantee success and it is possible that you could lose money. Each of the Target Maturity Portfolios and the AST Investment Grade Bond Portfolio are subadvised by Prudential Investment Management, Inc.

Principal Risks:

  market risk

  selection risk

  interest rate risk

  credit risk

  prepayment or call risk

  special risks relating to asset transfer programs

  mortgage risk

  asset-backed securities risk

  derivatives risk

  U.S. Government and agency securities risk

  other debt obligations issued or guaranteed by the U.S. Government and Government-Related Entities risk hedging risk

  portfolio turnover risk

  Yankee obligations risk

  liquidity risk

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AST Money Market Portfolio
Investment Objective: to seek high current income and maintain high levels of liquidity.

The Portfolio will invest in high-quality, short-term, U.S. dollar denominated corporate, bank and government obligations. Under the regulatory requirements applicable to money market funds, the Portfolio must maintain a weighted average portfolio maturity of not more than 90 days and invest in securities that have effective maturities of not more than 397 days. In addition, the Portfolio will limit its investments to those securities that, in accordance with guidelines adopted by the Trustees of the Fund, present minimal credit risks. The Portfolio will not purchase any security (other than a United States Government security) unless:

(1) rated in one of the two highest short-term rating categories by at least two rating organizations or, if only one rating organization has rated the security, so rated by that rating organization;
(2) rated in one of the three highest long-term rating categories by at least two rating organizations or, if only one rating organization has rated the security, so rated by that rating organization; or
(3) if unrated, of comparable quality as determined by the Fund's investment adviser.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC). Although the Portfolio seeks to maintain a net asset value of $1 per share, it is possible to lose money by investing in the Portfolio.

This Portfolio is advised by Prudential Investment Management, Inc.

Principal Risks

  credit risk

  market risk

  interest rate risk

  U.S. government and agency securities risk

  management risk

  liquidity risk

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Principal Risks

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The principal risks of investing in each Portfolio, as identified in the Risk/Return Summary, are summarized below.

Certain additional principal risks associated with investing in the Asset Allocation Portfolios are discussed separately, in the following section entitled "Principal Risks--Asset Allocation Portfolios"

Asset Transfer Program Risk. Each Portfolio may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for Prudential to manage the guarantees offered in connection with these benefit programs, Prudential generally: (i) limits the number and types of variable sub-accounts in which contract holders may allocate their account values (referred to in this Prospectus as the Permitted Sub-Accounts) and (ii) requires contract holders to participate in certain specialized asset transfer programs. Under these asset transfer programs, Prudential will monitor each contract owner's account value from time to time and, if necessary, will systematically transfer amounts between the Permitted Sub-Accounts and the Portfolios as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable. The asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs.

As an example of how these asset transfer programs will operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract holder's account value within the Permitted Sub-Accounts) and certain market return scenarios involving "flat" returns over a period of time may cause Prudential to transfer some or all of such contract owner's account value to a Portfolio. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by assets in investments like the Portfolios.

Such asset transfers may, however, result in large-scale asset flows into and out of the Portfolios and subject the Portfolios to certain risks. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the Subadviser to purchase and sell securities at inopportune times and by otherwise limiting the Subadviser's ability to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high operating expense ratios for the Portfolios compared to other similar funds. For more information on the Asset Transfer Programs, please see "Risk/Return Summary—Principal Risks of the Portfolios—Special Risks Relating to Asset Transfer Programs" herein.

For more information on the relevant living benefit programs and asset transfer programs, please see your contract prospectus.

The AST Dynamic Asset Allocation Portfolios and the AST Tactical Asset Allocation Portfolios (together, the Funds of Funds) are structured as "fund-of-funds." This means that each Fund of Funds invests primarily or exclusively in other Portfolios of the Fund that are not operated as "funds-of-funds." The Portfolios in which the Funds of Funds invest are referred to as Underlying Portfolios. Transactions by the Funds of Funds in Underlying Portfolio shares are not subject to any limitations and are not considered frequent or short-term trading. For example, the Funds of Funds may engage in significant transactions in Underlying Portfolio shares in order to: (i) change their investment focus, (ii) rebalance their investments to match the then-current asset allocation mix, (iii) respond to significant purchases or redemptions of Fund of Funds shares, including significant purchases and redemptions caused by the above-referenced asset transfer programs, or (iv) respond to changes required by the underlying contracts (as describe in more detail below). These transactions by the Funds of Funds in Underlying Portfolio shares may be disruptive to the management of an Underlying Portfolio because such transactions may: (i) cause the Underlying Portfolio to sell portfolio securities at inopportune times or to borrow money on a temporary basis in order to have the cash necessary to pay redemption requests initiated by the Funds of Funds, hurting the investment performance of the Underlying Portfolios (and the Funds of Funds as well), (ii) make it difficult for the Subadvisers for the Underlying Portfolios to fully implement their investment strategies, and (iii) lead to increased transaction and tax costs. In addition, because a Fund of Funds may own a substantial portion of an Underlying Portfolio, a large-scale redemption initiated by one or more Funds of Funds could cause an Underlying Portfolio's expense ratio to increase as such portfolio's fixed costs would be spread over a smaller asset base. As a result, these transactions could have an adverse effect on the relevant Funds of Funds and Underlying Portfolios.

Asset-backed securities risk.Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Portfolio reinvests the proceeds of a prepayment it may receive a lower interest rate. Asset-backed securities may also be subject to extension risk, that is, the risk that, in a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the

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average duration of the portfolio of a Portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities.

Borrowing risk. A Portfolio may borrow money from banks for investment purposes, and invest the proceeds of such loans, as permitted under the Investment Company Act of 1940, as amended (the 1940 Act). Under the 1940 Act, a Portfolio may borrow from a bank up to one-third of its total assets (including the amount borrowed). When a Portfolio borrows money for investment purposes or otherwise leverages its portfolio, any increase or decrease in the Portfolio's NAV is exaggerated by the use of leverage. Leverage risks are described below.

Commodity risk. A Portfolio's investments in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional equity and debt securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, acts of terrorism, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Common and preferred stocks risk. Each Portfolio may invest in common and preferred stocks. Common and preferred stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company's income for purposes of receiving dividend payments and on the company's assets in the event of liquidation. Common and preferred stocks can experience sharp declines in value over short or extended periods of time, regardless of the success or failure of a company's operations. Stocks can decline for many reasons, including due to adverse economic, financial, or political developments and developments related to the particular company, the industry of which it is a part, or the securities markets generally.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk. Each Portfolio is also subject to credit risk to the extent it invests in fixed-income securities. Credit risk is the risk that an issuer of securities or a counterparty will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer or counterparty is less able to make required principal and interest payments. This is broadly gauged by the credit ratings of the securities in which each Portfolio invests. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality. The lower the rating of a debt security held by a Portfolio, the greater the degree of credit risk that is perceived to exist by the rating agency with respect to that security. Although debt obligations rated BBB by S&P, Baa by Moody's, or BBB by Fitch, are regarded as investment-grade, such obligations have speculative characteristics and are riskier than higher-rated securities. Adverse economic developments are more likely to affect the payment of interest and principal on debt obligations rated BBB/Baa than on higher rated debt obligations. Non-investment grade debt—also known as "high-yield bonds" or "junk bonds"—have a higher risk of default and tend to be less liquid than higher-rated securities. Increasing the amount of Portfolio assets allocated lower-rated securities generally will increase the credit risk to which the Portfolio is subject. Information on the ratings issued to debt securities by certain rating agencies is included in Appendix IV to this Prospectus. Not all securities are rated. In the event that the relevant rating agencies assign different ratings to the same security, the Portfolio's Subadviser will determine which rating it believes best reflects the security's quality and risk at that time. Credit risk may also be gauged by the cost of buying protection on the credit default swap market with respect to an issuer's debt securities. If the cost to buy protection against an issuer's default increases, the credit risk associated with the issuer's debt securities will be deemed to be higher by many market participants and could adversely affect the value of the issuer's debt securities.

Depositary Receipts Risk. Investments in non-U.S. issuers through Depositary Receipts and similar instruments may involve certain risks not applicable to investing in U.S. issuers, including changes in currency rates, application of local tax laws, changes in governmental administration or economic or monetary policy or changed circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies.

Derivatives risk. Certain Portfolios may, but are not required to, use derivative instruments for risk management purposes or as part of their investment strategies. Generally, a derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. Examples of derivatives (without limitation) include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. Portfolios may use derivatives to earn income and enhance returns, to manage or adjust their risk profile, to replace more traditional direct investments, or to obtain exposure to certain markets.

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As open-end investment companies registered with the Securities and Exchange Commission (the Commission), the Portfolios are subject to the federal securities laws, including the 1940 Act, related rules, and various Commission and Commission staff positions. In accordance with these positions, with respect to certain kinds of derivatives, the Portfolios must "set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other Commission- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Portfolios must cover their open positions by setting aside liquid assets equal to the contracts' full, notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Portfolios are permitted to set aside liquid assets in an amount equal to such Portfolio's daily marked-to-market (net) obligations, if any (i.e., such Portfolio's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Portfolios will have the ability to employ leverage to a greater extent than if such Portfolio were required to segregate assets equal to the full notional value of such contracts. The Fund reserves the right to modify the asset segregation policies of thePortfolios in the future to comply with any changes in the positions articulated from time to time by the Commission and its staff.

Derivatives are volatile and may be subject to significant price movement. The use of derivatives involves significant risks, including:

Credit risk. The risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio. For example, a Portfolio would be exposed to credit risk (and counterparty risk) to the extent it purchases protection against a default by a debt issuer and the swap counterparty does not maintain adequate reserves to cover such a default.

Currency risk. The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage risk. The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity risk. The risk that certain securities may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the security is currently worth.

Additional risks: Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If a Subadviser incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Portfolio might have been in a better position if the Portfolio had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. Derivatives also involve the risk of mispricing or improper valuation (i.e., the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for a Portfolio to lose more than the amount the Portfolio invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes.

Certain Portfolios may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which such a portfolio uses a derivative to offset the risks associated with its other holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the relevant Portfolio, in which case any losses on the holdings being hedged may not be reduced and may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The relevant Portfolio is not required to use hedging and may choose not to do so. Because certain Portfolios may use derivatives to seek to enhance returns, their investments will expose them to the risks outlined above to a greater extent than if they used derivatives solely for hedging purposes. The use of derivatives to seek to enhance returns may be considered speculative.

Extension Risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

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Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and non-U.S. governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition to the policies described elsewhere in this Prospectus, each Portfolio may from time to time attempt to hedge a portion of their currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases the Portfolio may be worse off than if it had not used a hedging instrument. For most emerging market currencies, suitable hedging instruments are not available. See "Hedging Risk" below for more information.

Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the "numbers" themselves sometimes mean different things, each Subadviser devotes research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments. Political developments may adversely affect the value of a Portfolio's foreign securities.

Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Taxation risk . Many foreign markets are not as open to foreign investors as U.S. markets. Each Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of a Portfolio.

Fund of Funds Risk.The Dynamic Asset Allocation Portfolios, the Tactical Asset Allocation Portfolios, and the AST Academic Strategies Asset Allocation Portfolio (collectively, the Asset Allocation Portfolios) invest primarily or exclusively in other Portfolios of the Fund (collectively, the Underlying Trust Portfolios). Underlying Trust Portfolios may experience relatively large mandatory or discretionary purchases and sales from one or more of the Asset Allocation Portfolios. The use of the Asset Allocation Portfolios in connection with certain variable annuity living benefit programs may result in mandatory asset flows into and out of the Asset Allocation Portfolios (and the relevant Underlying Trust Portfolios) on a large scale. The Investment Managers may, however, seek to minimize the impact of certain discretionary transactions by structuring them over a reasonable period of time or through the enforcement of certain limits on redemptions of Underlying Trust Portfolio shares. Despite these efforts, the relevant Underlying Trust Portfolios may experience increased expenses as they buy and sell securities to respond to transactions initiated by the Asset Allocation Portfolios. An Underlying Trust Portfolio's investment performance also may be adversely affected if it must buy and sell securities at inopportune times to respond to transactions initiated by an Asset Allocation Portfolio. In addition, because the Asset Allocation Portfolios may own a substantial portion of an Underlying Trust Portfolio, a large-scale redemption initiated by one or more Asset Allocation Portfolio could cause an Underlying Trust Portfolio's expense ratio to increase as such portfolio's fixed costs

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would be spread over a smaller asset base. As a result, these transactions could have an adverse effect on an Asset Allocation Portfolio which continues to remain invested in such Underlying Trust Portfolios.

Geographic Focus Risk. To the extent a Portfolio invests a substantial amount of its assets in a single country, a small number of countries, or a particular geographic region, its performance may at times be worse than the performance of other mutual funds that invest more broadly.

Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

Hedging risk. The decision as to whether and to what extent a Portfolio will engage in hedging transactions to hedge against such risks as credit risk, currency risk, counterparty risk, and interest rate risk will depend on a number of factors, including prevailing market conditions, the composition of such portfolio and the availability of suitable transactions. Accordingly, no assurance can be given that a Portfolio will engage in hedging transactions at any given time or from time to time, even under volatile market environments, or that any such strategies, if used, will be successful. Hedging transactions involve costs and may result in losses.

High-yield risk. Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High-yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio's ability to sell its high-yield securities (liquidity risk). In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress.

Industry/sector risk. Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio's performance may be tied more directly to the success or failure of a smaller group of portfolio holdings.

Inflation risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Portfolio's assets can decline as can the value of income received by the Portfolio. The prices of common stocks and fixed-income securities may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Inflation-indexed securities risk. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. Each Portfolio may have exposure to inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

Infrastructure investment risk. A Portfolio's infrastructure-related investments expose that Portfolio to potential adverse economic, regulatory, political and other changes affecting such investments. Issuers in infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies, and other factors.

Initial public offering (IPO) risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio's asset base increases, IPOs often have a diminished effect on a Portfolio's performance.

Interest rate risk. Each Portfolio investing in fixed-income securities is subject to interest rate risk. Interest rate risk is the risk that the rates of interest income generated by the fixed-income investments of a Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed-income investments of a Portfolio may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the negative effect on its value when rates increase. As a result, mutual funds with longer durations and longer weighted average maturities generally have more volatile share prices than funds with shorter durations and shorter weighted average maturities. The prices of debt obligations generally move in the opposite direction to that of market interest rates.

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Investment model risk. Each of the AST Focus Four Plus Portfolio, AST First Trust Balanced Target Portfolio, and AST First Trust Capital Appreciation Target Portfolio is also exposed to additional market risk due to its policy of investing solely in securities identified by the each of the relevant Equity Strategies under normal cirucmstances. As a result of this policy, equity securities held by each Portfolio will not be bought or sold in response to market fluctuations under normal circumstances. To the extent this management style is non-dynamic, the Portfolio may subject investors to greater market risk than other mutual funds.

Investment style risk. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Growth companies are often expected by investors to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately even if earnings showed an absolute increase. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.

Leveraging risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a Subadviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's securities.

License risk. Certain Portfolios rely on licenses from third parties to the relevant Subadviser that permit the use of the intellectual property of such parties in connection with the investment strategies for those Portfolios. Such licenses may be terminated by the licensors under certain circumstances, and as a result, a Portfolio may lose its ability to use the licensed name and/or the licensed investment strategy. Accordingly, in the event a license is terminated, it may have a significant effect on the operation of the affected Portfolio.

Liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. Liquidity risk may result if an investment trades in lower volumes. Liquidity risk may also result if a Portfolio makes investments that become less liquid in response to market developments or adverse investor perceptions. When there are few willing buyers and investments cannot be readily sold at the desired time or price, a Portfolio may have to accept a lower price or may not be able to sell the investment at all. An inability to sell a portfolio position can adversely affect a Portfolio's return by causing a decrease in the value of the investment or by preventing the Portfolio from being able to take advantage of other investment opportunities. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Each Portfolio (other than the Money Market Portfolio) generally may invest up to 15% of its net assets in illiquid securities. The Money Market Portfolio may invest up to 10% of its net assets in illiquid securities. The relevant Subadviser will seek to maintain an adequate level of portfolio liquidity, based on all relevant facts and circumstances, with consideration given to the Portfolio's exposure to illiquid securities in the event the market value of such securities exceeds 10% or 15% (as applicable) of the Portfolio's net assets as a result of a decline in the market value of the Portfolio.

Management risk. Actively managed investment portfolios are subject to management risk. Each Subadviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk. Market risk is the risk that the equity and fixed-income markets in which the Portfolios invest will experience market volatility and go down in value, including the possibility that a market will go down sharply and unpredictably. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Market sector/industry concentration risk.Funds that emphasize investments in a particular market sector or industry like real estate

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are subject to an additional risk factor because they are generally less diversified than most equity funds. Property values may fall due to increasing vacancies or declining rents resulting from economic, demographic or legal developments.

Mid-capitalization company risk. The Portfolio may invest in securities of medium and new companies. Investments in intermediate capitalization size companies may be more volatile than investments in larger companies, as intermediate capitalization size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

Mortgage risk. Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans and are subject to certain risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that has exposure to mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because such portfolio will have to reinvest that money at the lower prevailing interest rates.

Most mortgage-backed securities are issued by federal government agencies such as Ginnie Mae, or by government sponsored enterprises such as Freddie Mac or Fannie Mae. Principal and interest payments on mortgage-backed securities issued by the federal government and some Federal government agencies, such as Ginnie Mae, are guaranteed by the Federal government and backed by the full faith and credit of the United States. Mortgage-backed securities issued by other government agencies or government sponsored enterprises, such as Freddie Mac or Fannie Mae, are backed only by the credit of the government agency or enterprise and are not backed by the full faith and credit of the United States. Fannie Mae and Freddie Mac are authorized to borrow from the U.S. Treasury to meet their obligations. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future. Private mortgage-backed securities are issued by private corporations rather than government agencies and are subject to credit risk and interest rate risk. The risks associated with investments in mortgage-related securities, particularly credit risk and liquidity risk, are heightened for investments in sub-prime mortgage-related securities.

Fannie Mae and Freddie Mac hold or guarantee approximately $5 trillion worth of mortgages. The value of the companies' securities has fallen sharply in 2008 due to concerns that the firms do not have sufficient capital to offset losses resulting from the mortgage crisis. In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas Fannie Mae and Freddie Mac could buy, and until 2009, to lend Fannie Mae and Freddie Mac emergency funds and to purchase the entities' stock. On September 6, 2008, at the request of the Secretary of the U.S. Treasury, the Chairman of the Board of Governors of the Federal Reserve and the Director of the FHFA, each of Freddie Mac's and Fannie Mae's boards of directors adopted resolutions consenting to putting the respective companies into conservatorship. After obtaining these consents, the Director of FHFA appointed FHFA as the conservator of each of Fannie Mae and Freddie Mac on September 6, 2008. Fannie Mae and Freddie Mac report that as of November 7, 2008 and November 14, 2008, respectively, the conservator for each company has advised them that it has not disaffirmed or repudiated any contracts entered into by Fannie Mae or Freddie Mac prior to its appointment as conservator. The effect that this conservatorship will have on the companies' debt and equities is unclear. Each of Fannie Mae and Freddie Mac has been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

Non-diversification risk. The chance that a Portfolio's performance may be disproportionately hurt by the performance ofrelatively few securities. A Portfolio which is non-diversified may invest more of its assets in a smaller number of issuers than a diversified Portfolio. Concentrating investments may result in greater potential losses for Portfolios investing in a broader variety of issuers. A Portfolio may be more susceptible to adverse developments affecting a single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio turnover risk. A Portfolio may actively and frequently trade its portfolio securities to achieve its investment objective. This may occur due to active portfolio management by the Portfolio's Subadviser. High portfolio turnover results in higher transaction costs (such as brokerage commissions, dealer mark-ups and other transaction-related expenses), which can adversely affect a Portfolio's performance. Each Subadviser generally will not consider the length of time a Portfolio has held a particular security in making investment decisions. In fact, each Subadviser may engage in active trading on behalf of a Portfolio—that is, frequent trading of its securities—in order to take advantage of new investment opportunities or return differentials. Each Portfolio's turnover rate may be higher than that of other mutual funds due to the Subadviser's investment strategies.

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In addition, certain Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for Prudential to manage the guarantees offered in connection with these benefit programs, Prudential generally: (i) limits the number and types of variable sub-accounts in which contract holders may allocate their account values and (ii) requires contract holders to participate in certain specialized asset transfer programs. The use of these asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. This is particularly true for th Target Maturity Portfolios and the AST Investment Grade Bond Portfolio. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant Subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant Subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Prepayment or call risk. Prepayment or call risk is the risk that issuers will prepay fixed-rate obligations held by a Portfolio when interest rates fall, forcing the Portfolio to reinvest in obligations with lower interest rates than the original obligations. Mortgage-related securities and asset-backed securities are particularly subject to prepayment risk.

Real estate risk. Certain Portfolios may invest in REITs and real estate-linked derivative instruments. Such on emphasis on these types of investments will subject a Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. An investment in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Selection risk. The risk that the securities, derivatives, and other instruments selected by a Portfolio's Subadviser will underperform the market, the relevant indices or other funds with similar investment objectives and investment strategies, or that securities sold short will experience positive price performance.

Short sale risk. A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security's price will decline, exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited, although for fixed-income securities an interest rate of 0% forms an effective limit on how high a securities' price would be expected to rise. Although certain Portfolios may try to reduce risk by holding both long and short positions at the same time, it is possible that a Portfolio's securities held long will decline in value at the same time that the value of the Portfolio's securities sold short increases, thereby increasing the potential for loss.

Small company risk. The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio's ability to sell these securities. Such investments may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The securities of smaller companies may be less liquid than others, which may make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

Underlying Fund risk. The value of an investment in a Portfolio will be related in large part to the investment performance of any of the Portfolio's investments in an underlying fund. Therefore, the principal risks of investing in such a Portfolio are closely related to the principal risks associated with the underlying portfolio and its investments as well as exposing the Portfolio to a pro rata portion of the underlying portfolio's fees and expenses.

U.S. government and agency securities risk. In addition to market risk, interest rate risk and credit risk, such securities may limit a Portfolio's potential for capital appreciation. Not all U.S. Government securities are insured or guaranteed by the U.S. Government, some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Mortgage-backed securities issued by government sponsored enterprises such as Freddie Mac or Fannie Mae are not backed by the full faith and credit of the United States.

Other debt obligations issued or guaranteed by the U.S. government and government-related entities risk.Securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the GNMA, the Farmers Home Administration, the Export-Import Bank, and the Small Business Administration are backed by the full faith and credit of the United States. Obligations of the FNMA, the FHLMC, the Federal Home Loan Bank, the Tennessee Valley Authority and

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the United States Postal Service are not backed by the full faith and credit of the U.S. Government. In the case of securities not backed by the full faith and credit of the United States, a Portfolio generally must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. The yield and market value of these securities are not guaranteed by the U.S. government or the relevant government sponsored enterprise.

Valuation Risk. Due to the nature of some Portfolios' investments and the market environment, a portion of a given Portfolio's assets may be valued at fair value pursuant to guidelines established by the Fund's Board of Trustees. A Portfolio's assets may be valued using prices provided by a pricing service or, alternatively, a broker-dealer or other market intermediary (sometimes just one broker-dealer or other market intermediary) when other reliable pricing sources may not be available. No assurance can be given that such prices accurately reflect the price a Portfolio would receive upon sale of a security. To the extent a Portfolio sells a security at a price lower than the price it has been using to value the security, its net asset value will be adversely affected. When a Portfolio invests in Underlying Portfolios that are not advised, managed, or sponsored by the Investment Managers or their affiliates (collectively, the Underlying Non-Prudential Portfolios), it will generally value its investments in those Underlying Non-Prudential Portfolios based upon net asset valuation determinatinos provided by the Underlying Non-Prudential Portfolios. These values may not be precisely the same as if the investments of the Underlying Non-Prudential Portfolios had been valued using the procedures employed by a Portfolio to value its own assets. In addition, if there is wide variation in hte fair value estimates produced by the market participants with respect to investments held by a Portfolio, such variations may make it harder for the Portfolio to sell that investment (i.e., such variation may tend to increase liquidity risk).

Valuation of Private Real Estate-Related Investments risk. Private real estate-related investments owned by the Global Real Estate Portfolio will be fair valued each day using a methodology set forth in Valuation Policies and Procedures adopted by the Board of the Trust that incorporate periodic independent appraised value of the properties. An appraisal is an estimate of market value. The realizable market value of real estate depends to a great extent on economic and other conditions beyond the control of the Global Real Estate Portfolio.

Value Style risk. Certain stocks purchased by the Emerging Markets Equity Portfolio may be undervalued due to adverse economic conditions or other near-term difficulties that cause them not to achieve their expected financial potential. Undervaluation may also arise because companies are misunderstood by investors or because they are out of step with favored market themes.

Yankee obligations risk. Yankee obligations are U.S. dollar-denominated debt securities of foreign corporations issued in the United States and U.S. dollar-denominated debt securities issued or guaranteed as to payment of principal and interest by governments, quasi-governmental entities, government agencies, and other governmental entities of foreign countries and supranational entities, which securities are issued in the United States. Debt securities of quasi-governmental entities are issued by entities owned by either a national, state, or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Investments in the securities of foreign corporations and governments, even those denominated in U.S. dollars, involve certain risks not typically associated with investments in domestic issuers. The values of the securities of foreign corporations and governments are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, such as changes in economic or monetary policies. In addition, Yankee obligations may be less liquid than the debt obligations of U.S. issuers. In general, less information is publicly available about foreign corporations than about U.S. companies. Foreign corporations are generally not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Some securities issued by foreign governments or their subdivisions, agencies, and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a foreign government, it may be difficult for the Portfolio to pursue its rights against such government in that country's courts. Some foreign governments have defaulted on principal and interest payments. In addition, a Portfolio's investments in Yankee obligations may be subject to the risk of nationalization or expropriation of a foreign corporation's assets, imposition of currency exchange controls, or restrictions on the repatriation of non-U.S. currency, confiscatory taxation, political or financial instability and adverse diplomatic developments.These risks are heightened in all respects with respect to Yankee obligations issued by foreign corporations and governments located in emerging markets.

Principal Risks: Funds of Funds

"Fund of Funds" Structure Description. As previously discussed, each of the Dynamic and Tactical Asset Allocation Portfolios, as well as the Academic Strategies Asset Alloction Portfolio (each, a Fund of Funds, and collectively, the Funds of Funds) is a "fund of funds." That means that each Fund of Funds invests primarily or exclusively in shares of other pooled investment vehicles (collectively, the Underlying Portfolios), including, without limitation, other Portfolios of the Fund (collectively, the Underlying Trust Portfolios). Each Fund of Funds has its own target asset allocation and will invest in different combinations of Underlying Portfolios. The value of mutual fund shares will fluctuate. As a result, the investment performance of each Fund of Funds will depend on how its assets are allocated and reallocated among the Underlying Portfolios. Because each of the Funds of Funds invests primarily or exclusively in shares of the Underlying Trust Portfolios under normal circumstances, the risks associated with each Fund of Funds will be closely related to the risks associated with the securities and other investments held by the relevant Underlying Portfolios. The ability of each

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Fund of Funds to achieve its investment objective will depend on the ability of the relevant Underlying Portfolios to achieve their respective investment objectives.

Asset Allocation risk. Asset allocation risk is the risk that an AA Subadviser may allocate assets to an asset class that underperforms other asset classes. For example, a Tactical Asset Allocation Portfolio may be overweighed in the equity asset class when the stock market is falling and the fixed-income market is rising. Likewise, a Tactical Asset Allocation Portfolio may be overweighed in the fixed-income asset class when the stock market is falling and the equity markets are rising.

Asset Program Transfer Risk. Investments in the Funds of Funds are subject to asset transfer program risk. For a description of this risk factor, please see the information above under the caption "Principal Risks."

Underlying Fund Risk. The value of an investment in an Fund of Funds will be related in part to the investment performance of any Underlying Portfolio in which it invests. Therefore, to the extent an Fund of Funds invests in Underlying Portfolios, the principal risks of investing in the Fund of Funds will be related to the principal risks associated with those Underlying Portfolios and their investments. The risks associated with the securities and investment methods that the Underlying Portfolios may invest in or use are described above under the caption "Principal Risks." Investing in an Underlying Portfolio will also expose the relevant Fund of Funds to a pro rata portion of the Underlying Portfolio's fees and expenses. Underlying Portfolios that are not registered under the federal securities laws are not subject to the same level of regulation as are registered investment companies, including investor protection laws, rules, and regulations.

Underlying Portfolio Selection Risk. Underlying Portfolio selection risk is the risk that the Underlying ETFs selected by the AA Subadvisers and the Underlying Trust Portfolios selected by PI will underperform relevant markets, relevant indices, or other mutual funds with similar investment objectives and strategies.

Underlying Trust Portfolios: Potential Conflicts of Interest and Subadviser Selection Risk. Under normal circumstances, the Dynamic Asset Allocation Portfolios invests 100% of their respective assets in shares of Underlying Trust Portfolios while not less than 90% of each Tactical Asset Allocation Portfolio's assets are invested in shares of Underlying Trust Portfolios. In addition, the AST Academic Strategies Asset Allocation Portfolio normally invests approximately 65% of its assets in shares of Underlying Trust Portfolios. These investments in Underlying Trust Portfolio shares may be subject to certain potential conflicts of interest. As described above, the Investment Managers have engaged the Subadvisers to conduct the investment programs of the Underlying Trust Portfolio, including the purchase, retention and sale of portfolio securities and investments. Subadvisory fees are paid by the Investment Managers to the relevant Subadvisers out of the management fees received by the Investment Managers from the Underlying Trust Portfolios. Because the amount of fees to be retained by the Investment Managers will differ depending upon which Underlying Trust Portfolios are used in connection with the Funds of Funds, it is possible that the interests of the Investment Managers and Contract owners could conflict. In addition, the Investment Managers may have an incentive to take into account the effect on an Underlying Trust Portfolio in which a Fund of Funds may invest in determining whether, and under what circumstances, to purchase or sell shares in that Underlying Trust Portfolio. As a result, it is possible that the interests of the Underlying Trust Portfolio may not be consistent with those of a Fund of Funds.

Each Fund of Funds' investments in the Underlying Trust Portfolios will also be subject to subadviser selection risk. Subadviser selection risk is the risk that the Investment Managers' decision to select or replace a subadviser for an Underlying Trust Portfolio does not produce the intended result. The Investment Managers, however, are not responsible for the day-to-day management of the Underlying Trust Portfolios.

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Introduction to Past Performance

A number of factors, including risk, can affect how a Portfolio performs. The bar charts and tables on the following pages demonstrate the risk of investing in each Portfolio by showing how returns can change from year to year and by showing how each Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that a Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the charts and tables on the following pages are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for a Portfolio would have been lower.

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Past Performance: International & Global Portfolios

AST International Growth Portfolio

Annual Returns

Best Quarter	Worst Quarter
59.16%(4th quarter of 1999)	-25.19%(3rd quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 years
Portfolio	-50.23%	-0.60%	0.62%
Morgan Stanley Capital International (MSCI) EAFE Index (GD)*	-43.06%	2.10%	1.18%

*The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The Portfolio utilizes the MSCI EAFE Index (GD). The ND (net dividends) and GD (gross dividends) versions of the MSCI EAFE Index differ in that ND returns reflect the impact of the maximum withholding taxes on reinvested dividends while the GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

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AST International Value Portfolio

Annual Returns

Best Quarter	Worst Quarter
64.20%(4th quarter of 1999)	-22.77%(2nd quarter of 2000)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 years
Portfolio	-44.00%	2.96%	1.43%
Morgan Stanley Capital International (MSCI) EAFE Index (GD)*	-43.06%	2.10%	1.18%

*The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The Portfolio utilizes the MSCI EAFE Index (GD). The ND (net dividends) and GD (gross dividends) versions of the MSCI EAFE Index differ in that ND returns reflect the impact of the maximum withholding taxes on reinvested dividends while the GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

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AST JPMorgan International Equity Portfolio

Annual Returns

Best Quarter	Worst Quarter
42.51%(4th quarter of 1999)	-20.65%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 years
Portfolio	-41.38%	0.48%	0.17%
Morgan Stanley Capital International (MSCI) EAFE Index (GD)*	-43.06%	2.10%	1.18%

*The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The Portfolio utilizes the MSCI EAFE Index (GD). The ND (net dividends) and GD (gross dividends) versions of the MSCI EAFE Index differ in that ND returns reflect the impact of the maximum withholding taxes on reinvested dividends while the GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

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Past Performance: Capital Growth Portfolios

AST Small-Cap Growth Portfolio

Annual Returns

Best Quarter	Worst Quarter
79.79%(4th quarter of 1999)	-31.21% (4th quarter of 2000)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 years
Portfolio	-35.00%	-5.83%	-1.87%
Russell 2000 Index*	-33.79%	-0.93%	3.02%
Russell 2000 Growth Index**	-38.54%	-2.35%	-0.76%

*The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. These returns do not include the effect of any investment managements expenses. These returns would have been lower if they included the effect of these expenses.

**The Russell 2000 Growth Index consists of those companies in the Russell 2000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

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AST Neuberger Berman Small-Cap Growth Portfolio

Annual Returns

Best Quarter	Worst Quarter
47.63%(4th quarter of 1999)	-28.92% (3rd quarter of 2001)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 years
Portfolio	-42.54%	-4.19%	-2.55%
Russell 2000 Index*	-33.79%	-0.93%	3.02%
Russell 2000 Growth Index**	-38.54%	-2.35%	-0.76%

*The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Russell 2000 Growth Index consists of those companies in the Russell 2000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

51

AST Federated Aggressive Growth Portfolio

Annual Returns

Best Quarter	Worst Quarter
35.55%(2nd quarter of 2003)	-32.24% (3rd quarter of 2001)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	Since inception (10/23/00)
Portfolio	-44.09%	-1.11%	-2.40%
Russell 2000 Index*	-33.79%	-0.93%	1.35%
Russell 2000 Growth Index**	-38.54%	-2.35%	-3.86%

*The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Russell 2000 Growth Index consists of those companies in the Russell 2000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

52

AST Small-Cap Value Portfolio

Annual Returns

Best Quarter	Worst Quarter
19.09%(2nd quarter of 1999)	-23.68%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 years
Portfolio	-29.72%	-0.22%	4.78%
Russell 2000 Index*	-33.79%	-0.93%	3.02%
Russell 2000 Value Index**	-28.92%	0.27%	6.11%

*The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. These returns would have been lower if they included the effect of these expenses.

**The Russell 2000 Value Index measures the performance of Russell 2000 companies with lower price-to-book ratios. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

53

AST Goldman Sachs Mid-Cap Growth Portfolio

Annual Returns

Best Quarter	Worst Quarter
18.12%(2nd quarter of 2003)	-33.07%(4th quarter of 2000)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	Since Inception (5/1/00)
Portfolio	-40.79%	-1.75%	-11.49%
Standard & Poor's MidCap 400 Index*	-36.23%	-0.08%	2.51%
Russell MidCap Growth Index**	-44.32%	-2.33%	-5.85%

*The Standard & Poor's MidCap 400 Composite Stock Price Index (Standard & Poor's MidCap 400 Index)--an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry group representation--gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Russell MidCap Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

54

AST Neuberger Berman Mid-Cap Growth Portfolio

Annual Returns

Best Quarter	Worst Quarter
49.26%(4th quarter of 1999)	-29.71%(3rd quarter of 2001)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 years
Portfolio	-43.18%	0.85%	-0.33%
Standard & Poor's MidCap 400 Index*	-36.23%	-0.08%	4.46%
Russell Midcap Growth Index**	-44.32%	-2.33%	-0.19%

*The Standard & Poor's MidCap 400 Composite Stock Price Index (Standard & Poor's MidCap 400 Index)--an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry group representation--gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Russell Midcap Growth Index consists of those securities in the Russell Midcap Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

55

AST Neuberger Berman / LSV Mid-Cap Value Portfolio

Annual Returns

Best Quarter	Worst Quarter
14.93%(3rd quarter of 2003)	-27.32%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 years
Portfolio	-42.26%	-1.91%	3.76%
Standard & Poor's MidCap 400 Index*	-36.23%	-0.08%	4.46%
Russell Midcap Value Index**	-38.44%	0.33%	4.44%

*The Standard & Poor's MidCap 400 Composite Stock Price Index (Standard & Poor's MidCap 400 Index)--an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry group representation--gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

56

AST Mid-Cap Value Portfolio

Annual Returns

Best Quarter	Worst Quarter
19.09%(2nd quarter of 2003)	-28.37%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	Since Inception (10/23/00)
Portfolio	-38.12%	-2.46%	-0.77%
Standard & Poor's 500 Index*	-36.99%	-2.19%	-3.75%
Russell Midcap Value Index**	-38.44%	0.33%	4.15%

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

57

AST T. Rowe Price Large-Cap Growth Portfolio

Annual Returns

Best Quarter	Worst Quarter
28.30%(4th quarter of 1999)	-22.64%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 years
Portfolio	-40.57%	-3.50%	-3.45%
Standard & Poor's 500 Index*	-36.99%	-2.19%	-1.38%
Russell 1000 Growth Index**	-38.44%	-3.42%	-4.27%

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 100 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

58

Past Performance: Capital Growth Portfolios (Continued)

AST MFS Growth Portfolio

Annual Returns

Best Quarter	Worst Quarter
15.50%(4th quarter of 2001)	-23.45%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	Since Inception (10/28/99)
Portfolio	-36.30%	-1.10%	-3.95%
Standard & Poor's 500 Index*	-36.99%	-2.19%	-2.72%
Russell 1000 Growth Index**	-38.44%	-3.42%	-6.04%

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 100 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

59

AST Marsico Capital Growth Portfolio

Annual Returns

Best Quarter	Worst Quarter
36.36%(4th quarter of 1999)	-25.02%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 Years
Portfolio	-43.66%	-3.01%	-0.22%
Standard & Poor's 500 Index*	-36.99%	-2.19%	-1.38%
Russell 1000 Growth Index**	-38.44%	-3.42%	-4.27%

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 100 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

60

AST DeAM Large-Cap Value Portfolio

Annual Returns

Best Quarter	Worst Quarter
15.61%(2nd quarter of 2003)	-20.48%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	Since Inception (10/23/00)
Portfolio	-37.30%	-0.05%	-0.06%
Standard & Poor's 500 Index*	-36.99%	-2.19%	-3.75%
Russell 1000 Value Index**	-36.85%	-0.79%	0.10%

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Russell 1000 Value Index measures measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

61

AST Large-Cap Value Portfolio

Annual Returns

Best Quarter	Worst Quarter
13.27%(2nd quarter of 2003)	-22.39%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 years
Portfolio	-41.49%	-3.74%	-1.33%
Standard & Poor's 500 Index*	-36.99%	-2.19%	-1.38%
Russell 1000 Value Index**	-36.85%	-0.79%	1.36%

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Russell 1000 Value Index measures measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

62

AST AllianceBernstein Core Value Portfolio

Annual Returns

Best Quarter	Worst Quarter
15.51%(2nd quarter of 2003)	-22.60%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	Since Inception (5/1/01)
Portfolio	-41.88%	-3.95%	-1.04%
Standard & Poor's 500 Index*	-36.99%	-2.19%	-2.36%
Russell 1000 Value Index**	-36.85%	-0.79%	0.12%

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Russell 1000 Value Index measures measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

63

Past Performance: Growth & Income Portfolios

AST American Century Income & Growth Portfolio

Annual Returns

Best Quarter	Worst Quarter
16.27%(2nd quarter of 2003)	-19.98%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 years
Portfolio	-34.74%	-2.14%	-0.71%
Standard & Poor's 500 Index*	-36.99%	-2.19%	-1.38%
Russell 1000® Index**	-37.60%	-2.04%	-1.09%

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Russell 1000 Index consists of the largest 1000 companies in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

64

AST AllianceBernstein Growth & Income Portfolio

Annual Returns

Best Quarter	Worst Quarter
17.89%(2nd quarter of 2003)	-20.31%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 years
Portfolio	-40.69%	-3.19%	0.52%
Standard & Poor's 500 Index*	-36.99%	-2.19%	-1.38%
Russell 1000® Value Index**	-36.85%	-0.79%	1.36%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Russell 1000 Value Index measures measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

65

Past Performance: Special Equity Portfolios

AST Cohen & Steers Realty Portfolio

Annual Returns

Best Quarter	Worst Quarter
17.44%(4th quarter of 2004)	-35.78%(4th quarter of 2008)

Average annual total returns For periods ended 12/31/08
	1 year	5 years	10 Years
Portfolio	-35.05%	2.41%	7.75%
NAREIT Equity REIT Index*	-37.73%	0.91%	7.42%
Dow Jones Wilshire REIT Index**	-39.20%	0.65%	N/A

* The NAREIT Equity REIT Index is an unmanaged, capitalization-weighted index of all equity real estate investment trusts. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Dow Jones Wilshire REIT Index seeks to provide a broad representation of the U.S. real estate securities markets. In order to be included in the REIT index, a company must be an equity owner and operator of commercial or residential real estate and must generate at least 75% of its revenue from such assets. It also must meet minimum requirements for market capitalization and liquidity. Certain types of securities, such as mortgage REITs, are excluded, as are companies with more than 25% of their assets in direct mortgage investments. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

66

Past Performance: Asset Allocation Portfolios

AST Academic Strategies Asset Allocation Portfolio

Annual Returns

2006	2007	2008
11.77	9.21	-31.83

Best Quarter	Worst Quarter
6.05%(4th quarter of 2006)	-16.24%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	Since Inception (12/5/05)
Portfolio	-31.83%	-5.72%
Standard & Poor's 500 Index*	-36.99%	-8.13%
Primary Blended Index**	-23.15%	-2.02%
Secondary Blended Index***	-22.06%	-2.55%
Prior Primary Blended Index+	-25.11%	-2.93%
Prior Secondary Blended Index++	-24.06%	-3.24%

Note: Prior to July 21, 2008, the Portfolio was known as the AST Balanced Asset Allocation Portfolio. Effective July 21, 2008, the Portfolio added new Subadvisers, changed its investment objective, policiesn, strategy, and expense structure. The performance figures furnished above prior to July 21, 2008 reflects the investment performance, investment operations, investment policies, investment strategies, and expense structure of the former AST Balanced Asset Allocation Portfolio and is not representative of the current Subadvisers or investment objective, polices, strategy, and expense structure.

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Primary Blended Index consists of the Russell 3000 Index (20%), MSCI EAFE Index (20%), Barclays Capital Aggregate Bond Index (formerly, the Lehman Brothers Aggregate Bond Index)(25%), Dow Jones Wilshire REIT Index (10%), Dow Jones - AIG Commodities Index (10%), and Merrill Lynch 90-Day U.S. Treasury Bill Index (15%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the portfolio

***The Secondary Blended Index consists of the SP 500 Index (60%), and Barclays Capital Aggregate Bond Index (formerly, the Lehman Brothers Aggregate Bond Index)(40%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the portfolio

+Prior Primary Blended Index consists of Russell 3000 Index (52%), MSCI EAFE Index (GD) (13%), and Barclays Capital Aggregate Bond Index(formerly, the Lehman Brothers Aggregate Bond Index) (35%). The GD (gross dividends) version of the MSCI EAFE Index does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio. The Portfolio's use of this Index has been discontinued.

++Prior Secondary Blended Index consists of the Standard & Poor's 500 Index (65%) and the Barclays Capital Aggregate Bond Index (formerly, the Lehman Brothers Aggregate Bond Index) (35%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio. The Portfolio's use of this Index has been discontinued.

67

AST Balanced Asset Allocation Portfolio

Annual Returns

Best Quarter	Worst Quarter
5.31%(4th quarter of 2006)	-14.63%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	Since Inception (12/5/05)
Portfolio	-28.70%	-4.67%
Standard & Poor's 500 Index*	-36.99%	-8.13%
Primary Blended Index**	-23.05%	-2.25%
Secondary Blended Index***	-20.94%	-1.57%
Prior Primary Blended Index****	-20.94%	-1.57%
Prior Secondary Blended Index*****	-20.02%	-1.85%

Note: Prior to July 21, 2008 the Portfolio was known as the AST Conservative Asset Allocation Porfolio. EffectiveJuly 21, 2008, the Portfolio added new Subadvisers and changesd its investment objective, policies, strategy, and expense structure. The performance history furnished above prior to July 21, 2008 reflects the investment performance, investment operations, investment policies and investment strategies of the former AST Conservative Asset Allocation Porfolio, and does not represent the acutal or predicted performance of the current Portfolio.

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Primary Blended Index consists of the Russell 3000 Index (48%), Barclays Capital U.S. Aggregate Bond Index (formerly, the Lehman Brothers Aggregate Bond Index) (40%) and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (12%). The GD (gross dividends) version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***The Secondary Blended Index consists of the Russell 3000 Index (44%), Barclays Capital U.S. Aggregate Bond Index (formerly, the Lehman Brothers Aggregate Bond Index) (45%) and MSCI EAFE Index (GD) (11%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

****Prior Primary Blended Index consists of Russell 3000 Index (44%), Barclays Capital U.S. Aggregate Bond Index (formerly, the Lehman Brothers Aggregate Bond Index) (45%) and MSCI EAFE Index (GD) (11%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The Portfolio's use of this Index has been discontinued and replaced by the Primary Blended Index due to the Portfolio's new Subadvisers and investment strategy.

*****Prior Secondary Blended Index consists of the Standard & Poor's 500 Index (55%) and the Barclays Capital U.S. Aggregate Bond Index (formerly, the Lehman Brothers Aggregate Bond Index) (45%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The Portfolio's use of this Index has been discontinued and replaced by the Secondary Blended Index due to the Portfolio's new Subadvisers and investment strategy.

68

AST Capital Growth Asset Allocation Portfolio

Annual Returns

Best Quarter	Worst Quarter
7.25%(4th quarter of 2006)	-18.12%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	Since Inception (12/5/05)
Portfolio	-34.94%	-6.51%
Standard & Poor's 500 Index*	-36.99%	-8.13%
Primary Blended Index**	-29.12%	-4.29%
Secondary Blended Index***	-31.06%	-4.97%

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Primary Blended Index consists of the Russell 3000 Index (60%), the MSCI EAFE Index (GD) (15%) and the Barclays Capital Aggregate Bond Index (25%). The GD (gross dividends) version of the MSCI EAFE Index does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Secondary Blended Index consists of the Standard & Poor's 500 Index (75%) and the Barclays Capital Aggregate Bond Index (25%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

69

AST Preservation Asset Allocation Portfolio

Annual Returns

Best Quarter	Worst Quarter
4.11%(3rd quarter of 2007)	-9.00% (4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	Since Inception (12/5/05)
Portfolio	-19.48%	-1.66%
Standard & Poor's 500 Index*	-36.99%	-8.13%
Blended Index**	-12.06%	1.10%
Secondary Blended Index***	-11.44%	0.91%

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**Primary Blended Index consists of Russell 3000 Index (28%), MSCI EAFE Index (GD) (7%), and Barclays Capital Aggregate Bond Index (65%). The GD (gross dividends) version of the MSCI EAFE Index does not reflect the impact of withholding taxes on reinvested dividends. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***Secondary Blended Index consists of the Standard & Poor's 500 Index (35%) and the Barclays Capital Aggregate Bond Index (65%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

70

Past Performance: Fixed Income Portfolios

AST T. Rowe Price Global Bond Portfolio

Annual Returns

Best Quarter	Worst Quarter
7.85%(2nd quarter of 2002)	-5.56%(1st quarter of 1999)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 years
Portfolio	-2.44%	3.36%	3.68%
Barclays Capital Global Aggregate Bond Index*	4.79%	5.01%	5.22%

*The Barclays Capital Global Aggregate Index provides a broad-based measure of the global investment-grade fixed-rate debt markets. The Global Aggregate Index contains three major components: the U.S. Aggregate Index, the Pan-European Aggregate Index, and the Asian-Pacific Aggregate Index. In addition to securities from these three benchmarks (94.4% of the overall Global Aggregate market value), the Global Aggregate Index includes Global Treasury, Eurodollar, Euro-Yen, Canadian, and Investment-Grade 144A index-eligible securities not already in the three regional aggregate indices. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

71

AST Lord Abbett Bond-Debenture Portfolio

Annual Returns

Best Quarter	Worst Quarter
6.91%(2nd quarter of 2003)	-14.82%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	Since Inception (10/23/00)
Portfolio	-23.25%	-0.58%	2.37%
Merrill Lynch U.S. High Yield Master II Index	-26.39%	-0.86%	2.64%
Merrill Lynch U.S. High Yield Master II Constrained Index*	-26.11%	-0.89%	2.78%
Blended Index**	-22.35%	-0.17%	2.74%
*The Merrill Lynch U.S. High Yield Master II Constrained Index tracks the performance of below investment grade U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market. Issuers are capped at 2% of the Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Blended Index consists of the Barclays Capital High Yield 2% Issuer Capped Index (60%), the Barclays Capital U.S. Aggregate Bond Index (20%) and the Merrill Lynch All Convertible Index (20%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

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AST PIMCO Total Return Bond Portfolio

Annual Returns

Best Quarter	Worst Quarter
6.22%(3rd quarter of 2001)	-3.58%(3rd quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 years
Portfolio	-2.26%	3.39%	5.03%
Barclays Capital U.S. Aggregate Bond Index*	5.24%	4.65%	5.63%

*The Barclays Capital U.S. Aggregate Bond Index —an unmanaged index of investment-grade securities issued by the U.S. Government and its agencies and by corporations with between one and ten years remaining to maturity—gives a broad look at how short and intermediate-term bonds have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

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AST PIMCO Limited Maturity Bond Portfolio

Annual Returns

Best Quarter	Worst Quarter
3.00%(3rd quarter of 2007)	-1.36%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 years
Portfolio	1.12%	3.07%	4.44%
Merrill Lynch 1-3 Year Treasury Index*	6.61%	4.06%	4.71%

*The Merrill Lynch 1-3 Year Treasury Index is a sub-index of the Merrill Lynch Treasury Master Index. It includes issues in the form of publicly placed, coupon-bearing U.S. Treasury debt. Issues must carry a term to maturity of at least one year. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

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AST Money Market Portfolio

Annual Returns

Best Quarter	Worst Quarter
1.77% (3rd quarter of 2000)	0.13% (4th quarter of 2003)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 years
Portfolio	2.51%	3.10%	3.18%
Lipper Variable Insurance Products (VIP) Money Market Funds Average*	2.23%	3.00%	3.15%

*The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

7-Day Yield (as of 12/31/08)
AST Money Market Portfolio*	1.15%
Average Money Market Fund**	0.89%

*The Portfolio's yield is after deduction of expenses and does not include contract charges.

**Source: iMoneyNet, Inc., as of December 30, 2008, based on the iMoneyNet Prime Retail Universe.

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AST Western Asset Core Plus Bond Portfolio

Annual Returns

Best Quarter	Worst Quarter
2.80%(1st Quarter of 2008)	-3.74%(3rd Quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	SinceInception (11/19/07)
Portfolio	-5.21%	-4.69%
Barclays Capital U.S. Aggregate Bond Index*	5.24%	5.10%

*The Barclays Capital U.S. Aggregate Bond Index - an unmanaged index of investment-grade securities issued by the U.S. Government and its agencies and by corporations with between one and ten years remaining to maturity - gives a broad look at how short and intermediate-term bonds have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

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AST Bond Portfolio 2015
AST Bond Portfolio 2016
AST Bond Portfolio 2018
AST Bond Portfolio 2019
AST Bond Portfolio 2020
AST Investment Grade Bond Portfolio

No performance history is presented for the AST Bond Portfolio 2015, the AST Bond Portfolio 2016, the AST Bond Portfolio 2018, the AST Bond Portfolio 2019, the AST Bond Portfolio 2020, or the AST Investment Grade Bond Portfolio, because these portfolios do not yet have a full calendar year of performance.

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Fees and Expenses of the Portfolios

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios. Unless otherwise indicated, the fees and expenses shown below are based upon each Portfolio's expenses for the year ended December 31, 2008 and are expressed as a percentage of the average daily net assets of each Portfolio. Expenses may vary in future years.

The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets, in %)
	Shareholder Fees (fees paid directly from your investment)	Management Fees[4]	Distribution (12b-1) Fees	Other Expenses[1],[5]	Acquired Portfolio Fees & Expenses [2]	Total Annual Portfolio Operating Expenses [3]
AST International Growth	None	1.00	None	.18	-	1.18
AST International Value	None	1.00	None	.18	-	1.18
AST JPMorgan International Equity	None	.89	None	.20	-	1.09
AST Small-Cap Growth	None	.90	None	.22	-	1.12
AST Neuberger Berman Small-Cap Growth	None	.95	None	.21	-	1.16
AST Federated Aggressive Growth	None	.95	None	.21	-	1.16
AST Small-Cap Value	None	.90	None	.18	-	1.08
AST Goldman Sachs Mid-Cap Growth	None	1.00	None	.18	-	1.18
AST Neuberger Berman Mid-Cap Growth	None	.90	None	.15	-	1.05
AST Neuberger Berman / LSV Mid-Cap Value	None	.90	None	.15	-	1.05
AST Mid-Cap Value	None	.95	None	.19	-	1.14
AST T. Rowe Price Large-Cap Growth	None	.88	None	.13	-	1.01
AST MFS Growth	None	.90	None	.15	-	1.05
AST Marsico Capital Growth	None	.90	None	.13	-	1.03
AST DeAM Large-Cap Value	None	.85	None	.15	-	1.00
AST Large-Cap Value	None	.75	None	.12	-	.87
AST AllianceBernstein Core Value	None	.75	None	.18	-	.93
AST American Century Income & Growth	None	.75	None	.18	-	.93
AST AllianceBernstein Growth & Income	None	.75	None	.13	-	.88
AST Cohen & Steers Realty	None	1.00	None	.17	-	1.17
AST Academic Strategies Asset Allocation	None	.72*	None	.08	.74**	1.54***
AST Balanced Asset Allocation	None	.15	None	.02	.93	1.10
AST Capital Growth Asset Allocation	None	.15	None	.01	.96	1.12
AST Preservation Asset Allocation	None	.15	None	.02	.87	1.04
AST T. Rowe Price Global Bond	None	.80	None	.19	-	.99
AST Lord Abbett Bond-Debenture	None	.80	None	.17	-	.97
AST PIMCO Total Return Bond	None	.65	None	.13	-	.78
AST PIMCO Limited Maturity Bond	None	.65	None	.15	-	.80
AST Western Asset Core Plus Bond	None	.70	None	.14	-	.84
AST Bond Portfolio 2015	None	.64	None	.26	-	.90
AST Bond Portfolio 2016	None	.65	None	1.02	-	1.67
AST Bond Portfolio 2018	None	.64	None	.35	-	.99
AST Bond Portfolio 2019	None	.64	None	.47	-	1.11
AST Bond Portfolio 2020	None	.65	None	1.02	-	1.67
AST Investment Grade Bond	None	.64	None	.13	-	.77
AST Money Market	None	.50	None	.12	-	.62

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Example

The following Example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Because the following example does not include the effect of Contract charges, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus. The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio's total operating expenses remain the same (including the indirect expenses of any acquired portfolios in which the Portfolio invests), except for any contractual fee waivers and overall expense limitations that may be in effect for the one year period in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expense Example
	1 Year	3 Years	5 Years	10 Years
AST International Growth	$120	$375	$649	$1,432
AST International Value	120	375	649	1,432
AST JPMorgan International Equity	111	347	601	1,329
AST Small-Cap Growth	114	356	617	1,363
AST Neuberger Berman Small-Cap Growth	118	368	638	1,409
AST Federated Aggressive Growth	118	368	638	1,409
AST Small-Cap Value	110	343	595	1,317
AST Goldman Sachs Mid-Cap Growth	120	375	649	1,432
AST Neuberger Berman Mid-Cap Growth	107	334	579	1,283
AST Neuberger Berman / LSV Mid-Cap Value	107	334	579	1,283
AST Mid-Cap Value	116	362	628	1,386
AST T. Rowe Price Large-Cap Growth	103	322	558	1,236
AST MFS Growth	107	334	579	1,283
AST Marsico Capital Growth	105	328	569	1,259
AST DeAM Large-Cap Value	102	318	552	1,225
AST Large-Cap Value	89	278	482	1,073
AST AllianceBernstein Core Value	95	296	515	1,143
AST American Century Income & Growth	95	296	515	1,143
AST AllianceBernstein Growth & Income	90	281	488	1,084
AST Cohen & Steers Realty	119	372	644	1,420
AST Academic Strategies Asset Allocation	157	486	839	1,835
AST Balanced Asset Allocation	112	350	606	1,340
AST Capital Growth Asset Allocation	114	356	617	1,363
AST Preservation Asset Allocation	106	331	574	1,271
AST T. Rowe Price Global Bond	101	315	547	1,213
AST Lord Abbett Bond-Debenture Portfolio	99	309	536	1,190
AST PIMCO Total Return Bond	80	249	433	966
AST PIMCO Limited Maturity Bond	82	255	444	990
AST Western Asset Core Plus Bond	86	268	466	1,037
AST Bond Portfolio 2015	92	287	498	1,108
AST Bond Portfolio 2016	170	526	907	1,976
AST Bond Portfolio 2018	101	315	547	1,213
AST Bond Portfolio 2019	113	353	612	1,352
AST Bond Portfolio 2020	170	526	907	1,976
AST Investment Grade Bond	79	246	428	954
AST Money Market	63	199	346	774

1 Shares of the Portfolios are generally purchased through variable insurance products. The Trust has entered into arrangements with the issuers of the variable insurance products offering the Portfolios under which the Trust compensates the issuers 0.10% for providing ongoing services to Portfolio shareholders in lieu of the Trust providing such services directly to shareholders. Amounts paid under these arrangements are included in "Other Expenses." Subject to the expense limitations set forth below, for each Portfolio of the Trust, except as described below, the Investment Managers have agreed to voluntarily waive a portion of the 0.10% administrative services fee, based on the average daily net assets of each Portfolio of the Trust, as set forth in the table below:

Average Daily Net Assets of Portfolio	Fee Rate Including Waiver

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Up to and including $500 million	0.10% (no waiver)
Over $500 million up to and including $750 million	0.09%
Over $750 million up to and including $1 billion	0.08%
Over $1 billion	0.07%

The Fund of Funds will not be directly subject to the administrative services fee to the extent they invest in Underlying Trust Portfolios. The Underlying Trust Portfolios in which a Fund of Funds invest, however, will be subject to the administrative services fee. Because the Dynamic Asset Allocation Portfolios generally invest all of their assets in Underlying Trust Portfolios, the Dynamic Asset Allocation Portfolios generally will not be directly subject to the administrative services fee. Because the AST Academic Strategies Asset Allocation Portfolio generally invests approximately 65% of its assets in Underlying Trust Portfolios, only 35% of its assets generally will be directly subject to the administrative services fee. In determining the administrative services fee, only assets of a Fund of Funds that are not invested in Underlying Trust Portfolios will be counted as average daily net assets of the relevant Portfolio for purposes of the above-referenced breakpoints. This will result in a Fund of Funds paying higher administrative services fees than if all of the assets of a Fund of Funds were counted for purposes of computing the relevant administrative services fee breakpoints.

2 Some of the Portfolios invest in other investment companies (the Acquired Portfolios). For example, each Fund of Funds invests in shares of Underlying Trust Portfolios, and some Portfolios invest in other mutual funds, including the Dryden Core Investment Fund. Investors in a Portfolio indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown under "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios in which each Portfolio invested during the year ended December 31, 2008. The Dynamic Asset Allocation Portfolios do not pay any transaction fees when purchasing or redeeming shares of the Acquired Portfolios.

When a Portfolio's "Acquired Portfolio Fees and Expenses" are less that 0.01%, such expenses are included in the column titled "Other Expenses." This may cause the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables of such Portfolios.

3 Effective as of July 1, 2008, the Investment Managers have voluntarily agreed to waive a portion of their management fee and/or limit expenses (expressed as a percentage of average daily net assets) for certain Portfolios of the Fund, as set forth in the table below. These arrangements may be discontinued or otherwise modified at any time.

Portfolio	Fee Waiver and/or Expense Limitation
AST Large-Cap Value	0.84%
AST Cohen & Steers Realty	0.97%
AST American Century Income & Growth	0.87%
AST Money Market	0.56%
AST JPMorgan International Equity	1.01%
AST Neuberger Berman Mid-Cap Growth	1.25%

With respect to each of the AST Bond Portfolio 2015, AST Bond Portfolio 2016, AST Bond Portfolio 2018, AST Bond Portfolio 2019, AST Bond Portfolio 2020, and the AST Investment Grade Bond Portfolio, the Investment Managers have voluntarily agreed to waive a portion of their investment management fees and/or reimburse certain expenses for the Portfolios so that each Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, distribution fees, dividend and interest expense, if any, related to short sales, and extraordinary expenses) do not exceed 1.00% of each Portfolio's average daily net assets for the fiscal year ending December 31, 2009. These arrangements are voluntary and may be discontinued or otherwise modified by the Investment Managers at any time without prior notice.

4 The management fee rate shown in the "management fees" column is based on the indicated Portfolio's average daily net assets as of the fiscal year ended December 31, 2008, except that the fee rate shown does not reflect the impact of any contractual or voluntary management fee waivers that may be applicable and which would result in a reduction in the fee rate paid by the Portfolio. The management fee rate for certain Portfolios may include "breakpoints" which are reduced fee rates that are applicable at specified levels of Portfolio assets; the effective fee rates shown in the table reflect and incorporate any contractual fee "breakpoints" which may be applicable.

5 AST Bond Portfolio 2016 and AST Bond Portfolio 2020 are based on estimated expenses for 2009 at an estimated asset level.

* The only investment management fee to be paid directly to the Investment Managers by the AST Academic Strategies Asset Allocation Portfolio will be the Portfolio's annualized contractual investment management fee of 0.72% of its average daily net assets. Since the AST Academic Strategies Asset Allocation Portfolio is expected to invest approximately 65% of its assets in Underlying Trust Portfolios under normal circumstances, the Portfolio will also indirectly pay investment management fees on its investments in the Underlying Trust Portfolios. To the extent that the other Fund of Funds invest their assets in Underlying Trust Portfolios, such Fund of Funds will also indirectly pay investment management fees on its investment in the Underlying Trust Portfolios.

** The AST Academic Strategies Asset Allocation Portfolio indirectly incurs a pro rata portion of the fees and expenses of the Acquired Portfolios in which it invests. From January 1, 2008 to July 20, 2008, the Academic Strategies Portfolio was known as the AST Balanced Asset Allocation Portfolio (the Balanced Portfolio). The Balanced Portfolio invested all of its assets in Acquired Portfolios. The actual annualized "Acquired Portfolio Fees and Expenses" for the Balanced Portfolio were 0.88% for the period January 1, 2008 to July 20, 2008. As set forth above, under normal conditions, the Academic Strategies Portfolio invests approximately 65% of its assets in Acquired Portfolios. The actual annualized "Acquired Portfolio Fees and Expenses" for the Academic Strategies Portfolio were 0.735% for the period July 21, 2008 to December 31, 2008. The Investment Managers have voluntarily agreed to reimburse expenses and/or waive fees so that the Academic Strategies Portfolio's "Acquired Portfolio Fees and Expenses" on an annualized basis do not exceed 0.685% of the Academic Strategies Portfolio's average daily net assets based on the daily calculation described below. This arrangement will be monitored and applied daily based upon the AST Academic Strategies Asset Allocation Portfolio's then current holdings of Acquired Portfolios and the expense ratios of the relevant Acquired Portfolios as of their most recent fiscal year end. Because the expense ratios of the relevant Acquired Portfolios change over time and may be higher than the expense ratios as of their most recent fiscal year end, the AST Academic Strategies Asset Allocation Portfolio's actual annualized "Acquired Portfolio Fees and Expenses" were higher than 0.685% of the Portfolio's average daily net assets. These arrangements relating to the Portfolio's "Acquired Portfolio Fees and Expenses" are voluntary and are subject to termination or modification at any time without prior notice.

*** The Investment Managers have contractually agreed to reimburse expenses and/or waive fees so that the AST Academic Strategies Asset Allocation Portfolio's investment management fees plus "Other Expenses" (exclusive in all cases of taxes, interest, brokerage commissions, distribution fees, dividend and interest expense, if any, related to short sales, and extraordinary expenses) do not exceed 0.80% of the Portfolio's average daily net assets during the Portfolio's first year of operations (i.e., July 21, 2008 through July 20, 2009).

MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Introduction

We describe each Portfolio's investment objective and policies on the following pages. We describe certain investment instruments that appear below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios.

Although we make every effort to achieve each Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Trustees can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Int'l and Global: Inv Objectives and Policies

AST International Growth Portfolio

Investment Objective: long-term growth of capital.

Principal Investment Policies and Risks:

The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in securities of issuers that are economically tied to countries other than the United States. Equity securities include common stocks, preferred stocks, warrants, securities convertible into or exchangeable for common or preferred stocks, American Depositary Receipts (ADRs) and other similar depositary receipts and shares. The Portfolio has the flexibility to invest on a worldwide basis in companies and organizations of any size, regardless of country of organization or place of principal business activity. The Portfolio normally invests primarily in securities of issuers from at least five different countries, which may include countries with emerging markets, excluding the United States. Although the Portfolio intends to invest at least 80% of its assets in the securities of issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

The assets of the Portfolio are independently managed by two Subadvisers under a multi-manager structure. Pursuant to the multi-manager structure, the Investment Managers of the Portfolio determine and allocate a portion of the Portfolio's assets to each of the Subadvisers. The allocations will be reviewed by the Investment Managers periodically and may be altered or adjusted by the Investment Managers without prior notice. Such adjustments will be reflected in the annual update to this prospectus.

Although each Subadviser will follow the Portfolio's policy of investing, under normal circumstances, at least 80% of the value of its assets in securities of issuers that are economically tied to countries other than the United States, each Subadviser expects to utilize different investment strategies to achieve the Portfolio's investment objective of long-term growth of capital. The current asset allocations and principal investment strategies for each of the Subadvisers are summarized below.

Under normal circumstances, the Portfolio primarily invests in securities of issuers from at least five different countries, which may include countries with emerging markets, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country. The Portfolio invests primarily in companies selected for their growth potential.

William Blair generally takes a "bottom-up" approach to choosing investments for the Portfolio. In other words, William Blair seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large, regardless of where the companies are organized or where they primarily conduct business. Although themes may emerge, William Blair generally selects securities, without regard to any defined allocation among countries, geographic regions or industry sectors, or other similar selection procedure. Current income is not a significant factor in choosing investments, and any income realized by the Portfolio will be incidental to its objective.

In selecting investments for the Portfolio, Marsico uses an approach that combines "top-down" macro-economic analysis with "bottom-up" stock selection.

The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

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Marsico then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico may visit with various levels of a company's management, as well as with its customers and (as relevant) suppliers, distributors, and competitors. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth, current income and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico may reduce or sell a Fund's investments in portfolio companies if, in the opinion of Marsico, a company's fundamentals change substantially, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential or current income potential, more attractive investment opportunities appear elsewhere, or for other reasons.

The core investments of the Portfolio generally may include established companies and securities that offer long-term growth potential. However, the portfolio also may typically include securities of less mature companies, companies or securities with more aggressive growth characteristics, and companies undergoing significant changes such as the introduction of a new product line, the appointment of a new management team, or an acquisition.

As with any fund investing primarily in equity securities, the fundamental risk associated with the Portfolio is the risk that the value of the equity securities it holds might decrease. Stock values may fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. As a fund that invests primarily in the securities of foreign issuers, the risk associated with the Portfolio may be greater than a fund investing primarily in domestic securities. For a further discussion of the risks involved in investing in foreign securities, see this Prospectus under "Principal Risks." In addition, the Portfolio may invest to some degree in smaller or newer issuers, which are more likely to realize substantial growth as well as suffer significant losses than larger or more established issuers.

The Portfolio generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may occur as the result of liquidity needs, securities having reached a desired price or yield, anticipated changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time the investment was made. To a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices.

Special Situations. The Portfolio may invest in "special situations" from time to time. A special situation arises when, in the opinion of a Subadviser, the securities of a particular issuer will be recognized and increase in value due to a specific development with respect to that issuer. Developments creating a special situation might include a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Other Investments:
The Portfolio may invest to a lesser degree in debt securities, including bonds rated below investment grade ("junk" bonds), mortgage and asset-backed securities and zero coupon, pay-in-kind and step coupon securities (securities that do not, or may not under certain circumstances, make regular interest payments).

The Portfolio may make short sales "against the box." In addition, the Portfolio may invest in the following types of securities and engage in the following investment techniques:

Futures, Options and Other Derivative Instruments. The Portfolio may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts and may invest in options on securities, financial indices and foreign currencies,

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forward contracts and interest rate swaps and swap-related products (collectively "derivative instruments"). The Portfolio intends to use most derivative instruments primarily to hedge the value of its portfolio against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Portfolio may also use derivative instruments for non-hedging purposes such as seeking to increase income. The Portfolio may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

Index/Structured Securities. The Portfolio may invest in indexed/structured securities, which typically are short-to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may offer growth potential because of anticipated changes in interest rates, credit standing, currency relationships or other factors

Temporary Investments. When a Subadviser believes that market conditions are not favorable for profitable investing or when the Subadviser is otherwise unable to locate favorable investment opportunities, the Portfolio's investments may be hedged to a greater degree and/or its cash or similar investments may increase. In other words, the Portfolio does not always stay fully invested in stocks and bonds. The Portfolio's cash and similar investments may include high-grade commercial paper, certificates of deposit, repurchase agreements and money market funds managed by the Subadviser. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of long-term growth of capital will be limited.

This Portfolio is co-managed by William Blair and Marsico. As of January 31, 2009, William Blair is responsible for managing approximately 69% of the Portfolio, and Marsico is responsible for managing approximately 31% of the Portfolio.

AST International Value Portfolio

Investment Objective: to seek capital growth.

Principal Investment Policies and Risks:
The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its investable assets in equity securities. The 80% requirement applies at the time the Portfolio invests its assets. Equity securities include common stocks, securities convertible into common stocks and securities having common characteristics or other derivative instruments whose value is based on common stocks such as rights, warrants or options to purchase common stock, preferred stock, convertible preferred stock, convertible bonds, convertible debentures, convertible notes, depository receipts, futures contracts and swaps.

To achieve the Portfolio's investment objective, the Portfolio will invest at least 65% of its net assets in the equity securities of foreign companies in at least three different countries, without limit as to the amount of Portfolio assets that may be invested in any single country. A company is considered to be a foreign company if it satisfies at least one of the following criteria:

  securities are traded principally on stock exchanges in one or more foreign countries;

  derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries;

  maintains 50% or more of its assets in one or more foreign countries;

  is organized under the laws of a foreign country; or

  principal executive office is located in a foreign country.

The Portfolio may invest anywhere in the world, including North America, Western Europe, the United Kingdom and the Pacific Basin. The companies in which the Portfolio invests may be of any size.

The assets of the Portfolio are independently managed by two Subadvisers under a multi-manager structure. Pursuant to the multi-manager structure, the Investment Managers of the Portfolio determine and allocate a portion of the Portfolio's assets to each of the Subadvisers. The allocations will be reviewed by the Investment Managers periodically and the allocations may be altered or adjusted by the Investment Managers without prior notice. Such adjustments will be reflected in the annual update to this prospectus.

Although each Subadviser will follow the Portfolio's policy of investing, under normal circumstances, at least 80% of the value of its assets in equity securities, each Subadviser expects to utilize different investment strategies to achieve the Portfolio's investment objective of capital growth. The current asset allocations and principal investment strategies for each of the Subadvisers are summarized below.

LSV uses proprietary quantitative investment models to manage the Portfolio in a bottom-up security selection approach combined with overall portfolio risk management. The primary components of the investment models are: 1) indicators of fundamental undervaluation, such as high dividend yield, low price-to-cash flow ratio or low price-to-earnings ratio, 2) indicators of past negative market sentiment, such as poor past stock price performance, 3) indicators of recent momentum, such as high recent stock price

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performance, and 4) control of incremental risk relative to the benchmark index. All such indicators are measured relative to the overall universe of non-U.S., developed market equities. This investment strategy can be described as a "contrarian value" approach. The objective of the strategy is to outperform the unhedged U.S. Dollar total return (net of foreign dividend withholding taxes) of the MSCI EAFE Index. The Portfolio may invest in equity securities from any of the countries comprising the MSCI EAFE Index.

The Portfolio will typically hold at least 100 stocks and LSV will generally align its portion of the Portfolio's country weightings with those of the MSCI EAFE Index. LSV intends to keep its portion of the Portfolio's assets as fully invested in non-U.S. equities as practicable at all times, except as needed to accommodate the Portfolio's liquidity needs.

Thornburg selects securities on a bottom-up basis using traditional fundamental securities analysis. Thornburg intends to invest on an opportunistic basis where it believes current prices represent a discount to intrinsic value. The portfolio includes stocks that can be classified as Basic Value, Consistent Earners and Emerging Franchises (as described below). Thornburg identifies this approach as Comprehensive Value investing. The relative proportions of these different categories of stocks will vary over time. The strategy normally invests in stocks that may be depressed or reflect unfavorable market perceptions of company or industry fundamentals.

· Basic Value stocks are financially sound companies with well-established businesses that are selling at low valuations relative to the company's net assets or potential earning power.
· Consistent Earners are companies with steady earnings and dividend growth that are selling at attractive valuations and are priced below historical norms.
· Emerging Franchises are value-priced companies in the process of establishing a leading position in a product, service, or market that is expected to grow at an above average rate.

Generally, the majority of the portfolio will be invested in Basic Value and Consistent Earners. Debt securities are considered for investment when Thornburg believes them to be more attractive than equity alternatives.

Among specific factors considered in identifying undervalued securities for inclusion in the portfolio are: price/earnings ratio, price to book value, price/cash flow ratio, debt/capital ratio, dividend yield, dividend history, security and consistency of revenue stream, undervalued assets, relative earnings growth potential, industry growth potential, industry leadership, dividend growth potential, franchise value and potential for favorable developments.

Like all equity securities, the market values of securities held by the Portfolio can fluctuate significantly, reflecting the business performance of the issuing company, investor perception or general economic or financial market movements. As a fund that invests primarily in the securities of foreign issuers, the risk and degree of share price fluctuation of the Portfolio may be greater than a fund investing primarily in domestic securities.

Investments in foreign securities involve different risks that U.S. investments, including fluctuations in currency exchange rates, unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices such as those that apply to U.S. issuers. Foreign investments of the Portfolio may include securities issued by companies locating in developing countries. Developing countries are subject to more economic, political and business risk than major industrialized nations, and the securities they issue are expected to be more volatile and more uncertain as to payment of interest and principal.

For an additional discussion of the risks involved in foreign securities, see this Prospectus under "Principal Risks."

Other Investments:

Options, Financial Futures and Other Derivatives. The Portfolio may deal in options on securities and securities indices, which options may be listed for trading on a national securities exchange or traded over-the-counter. Options transactions may be used to pursue the Portfolio's investment objective and also to hedge against currency and market risks, but are not intended for speculation. The Portfolio may engage in financial futures transactions on commodities exchanges or boards of trade in an attempt to hedge against market risks.

In addition to options and financial futures, the Portfolio may invest in a broad array of other "derivative" instruments, including forward currency transactions and swaps in an effort to manage investment risk, to increase or decrease exposure to an asset class or benchmark (as a hedge or to enhance return), or to create an investment position indirectly. The types of derivatives and techniques used by the Portfolio may change over time as new derivatives and strategies are developed or as regulatory changes occur.

Certain additional information about the other investments that the Portfolio may make and their risks is included below under "More Detailed Information on How the Portfolios Invest."

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Temporary Investments. Up to 100% of the assets of the Portfolio may be invested temporarily in cash or cash equivalents in response to extraordinary adverse political, economic or stock market events. Temporary investments may include U.S. or foreign government obligations, commercial paper, bank obligations, and repurchase agreements. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of capital growth will be limited.

As of January 31, 2009, LSV was responsible for managing approximately 38% of the Portfolio's assets, and Thornburg was responsible for managing approximately 62% of the Portfolio's assets.

AST JPMorgan International Equity Portfolio

Investment Objective: to seek capital growth.

Principal Investment Objectives and Risks:
The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in equity securities. The 80% investment requirement applies at the time the Portfolio invests its assets. Equity securities include common stocks, securities convertible into common stocks and securities having common stock characteristics or other derivative instruments whose value is based on common stocks, such as rights, warrants or options to purchase common stock, preferred stock, convertible preferred stock, convertible bonds, convertible debentures, convertible notes, depository receipts, futures contracts and swaps investments.

The Portfolio seeks to meet its investment objective by normally investing primarily in a diversified portfolio of equity securities of companies located or operating in developed non-U.S. countries and emerging markets of the world. The equity securities will ordinarily be traded on a recognized foreign securities exchange or traded in a foreign over-the-counter market in the country where the issuer is principally based, but may also be traded in other countries including the United States.

The Portfolio will normally allocate its investments among a variety of countries, regions and industry sectors, investing in several countries outside of the United States. However, the Portfolio may invest a substantial part of its assets in any one country. The Portfolio intends to invest in companies (or governments) in the following countries or regions: the Far East including Japan, Europe including the UK and other countries or areas that the Subadviser may select from time to time. The Portfolio may invest up to 15% of its total assets in securities of issuers located and operating primarily in emerging market countries.

As with any equity fund, the fundamental risk associated with the Portfolio is the risk that the value of the securities it holds might decrease. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. As a fund that invests primarily in the securities of foreign issuers, the risk and degree of share price fluctuation of the Portfolio may be greater than a fund investing primarily in domestic securities. The risks of investing in foreign securities, which are described in more detail below under "Principal Risks," include political and economic conditions and instability in foreign countries, less available information about foreign companies, lack of strict financial and accounting controls and standards, less liquid and more volatile securities markets, and fluctuations in currency exchange rates. While the Portfolio may engage in transactions intended to hedge its exposure to fluctuations in foreign currencies, it does not normally do so. To the extent the Portfolio invests in securities of issuers in developing countries, the Portfolio may be subject to even greater levels of risk and share price fluctuation. Transaction costs are often higher in developing countries and there may be delays in settlement of transactions.

Other Investments:
The Portfolio may invest up to 20% of its total assets in debt or preferred equity securities exchangeable for or convertible into marketable equity securities of foreign companies. In addition, the Portfolio may regularly invest up to 20% of its total assets in high-grade short-term debt securities, including U.S. Government obligations, investment grade corporate bonds or taxable municipal securities, whether denominated in U.S. dollars or foreign currencies. The Portfolio also may purchase and write (sell) covered call and put options on securities and stock indices. The Portfolio may also purchase and sell stock and interest rate futures contracts and options on these futures contracts. The purpose of these transactions is to hedge against changes in the market value of the Portfolio's securities caused by changing interest rates and market conditions, and to close out or offset existing positions in options or futures contracts. The Portfolio may from time to time make short sales "against the box."

Temporary Investments. In addition to regularly investing up to 20% of its total assets in short-term debt securities as noted above, the Portfolio may hold all or a significant portion of its assets in cash, money market instruments, bonds or other debt securities in anticipation of or in response to adverse market conditions or for cash management purposes. While the Portfolio is in such a defensive position, the opportunity to achieve its investment objective of capital growth may be limited.

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Capital Growth Portfolios: Investment Objectives & Policies

AST Small-Cap Growth Portfolio

Investment Objective: long-term capital growth.

Principal Investment Policies and Risks:

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The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies. The 80% investment requirement applies at the time the Portfolio invests its assets.

The Portfolio normally pursues its objective by investing primarily in the common stocks of small-capitalization companies. For purposes of the Portfolio, small-capitalization companies are generally those that have market capitalizations no larger than the largest capitalized company included in the Russell 2000® Growth Index at the time of the Portfolio's investment. The size of the companies in the Russell 2000® Growth Index and those on which the Subadviser intends to focus the Portfolio's investments will change with market conditions.

Eagle is responsible for managing the Portfolio's assets. Eagle uses extensive fundamental research to seek out rapidly growing, under-researched small cap companies trading at reasonable valuations. Such companies typically have accelerating earnings growth, a high or expanding return on equity, a competent management team with a strong ownership incentive and a positive catalyst such as an exciting new product, a management change or other restructuring.

Securities will generally be sold if they reach what is believed to be an unsustainable valuation, if their fundamentals deteriorate, if the original investment thesis proves to be incorrect or if the industry dynamics have negatively changed.

Because the Portfolio invests primarily in common stocks, the primary risk of investing in the Portfolio is that the value of the stocks it holds might decrease, and you could lose money. The prices of the securities in the Portfolios will fluctuate. These price movements may occur because of changes in the financial markets as a whole, a company's individual situation or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

Other Investments:
The Portfolio may invest to a lesser degree in types of securities other than common stocks, including preferred stocks, warrants, and convertible securities. In addition, the Portfolio may invest in the following types of securities and engage in the following investment techniques:

Foreign Securities. The Portfolio may invest up to 15% of its total assets in foreign securities. The Portfolio may invest directly in foreign securities denominated in foreign currencies, or may invest through depositary receipts or passive foreign investment companies. Generally, the same criteria are used to select foreign securities as domestic securities. American Depository Receipts and foreign issuers traded in the United States are not considered to be Foreign Securities for purposes of this investment limitation.

Futures, Options and Other Derivative Instruments. The Portfolio may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts, and may invest in options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products (collectively "derivative instruments"). The Portfolio may use derivative instruments to hedge the value of its portfolio against potential adverse movements in securities prices, currency exchange rates or interest rates.

Temporary Investments. When the Subadviser believes that market conditions are not favorable for profitable investing or when the Subadviser is otherwise unable to locate favorable investment opportunities, the Portfolio's investments may be hedged to a greater degree and/or its cash or similar investments may increase. In other words, the Portfolio does not always stay fully invested in stocks and other equity securities. The Portfolio's cash and similar investments may include high-grade commercial paper, certificates of deposit, repurchase agreements and money market funds managed by the Subadviser or others. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of capital growth will be limited.

AST Neuberger Berman Small-Cap Growth Portfolio

Investment Objective: to seek maximum growth of investors' capital from a portfolio primarily of growth stocks of smaller companies.

Principal Investment Policies and Risks:
The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies. The 80% investment requirement applies at the time the Portfolio invests its assets.

The Portfolio pursues its investment objective, under normal market conditions, by investing primarily in the equity securities of small sized companies with a total market capitalization within the market capitalization range of the Russell 2000® index at time of purchase. Equity securities include common stocks and securities convertible into or exchangeable for common stocks, including warrants and rights. The size of the companies in the Russell 2000® Index will change with market conditions.

The Subadviser employs a disciplined investment strategy when selecting stocks. Using fundamental research and quantitative analysis the Subadviser looks for fast-growing companies with above-average sales and competitive returns on equity relative to their peers. In doing so, the Subadviser analyzes financial condition, market share and competitive leadership of the company's products, earnings growth relative to competitors and market valuation in comparison to a stock's own historical norms and the stocks of other small cap companies.

Like all common stocks, the market values of the common stocks held by the Portfolio can fluctuate significantly, reflecting the business performance of the issuing company, investor perception or general economic or financial market movements. Because of the Portfolio's focus on the stocks of smaller growth companies, investment in the Portfolio may involve substantially greater than average share price fluctuation and investment risk. A fund focusing on growth stocks will generally involve greater risk and share price fluctuation than a fund investing primarily in value stocks. While the Portfolio attempts to outperform the Russell 2000® Growth Index, the Portfolio also may under-perform the Russell 2000® Growth Index over short or extended periods.

In addition, investments in securities of smaller companies are generally considered to offer greater opportunity for appreciation and to involve greater risk of depreciation than securities of larger companies. Smaller companies often have limited product lines, markets or financial resources, and they may be dependent upon one or a few key people for management. Because the securities of small-cap companies are not as broadly traded as those of larger companies, they are often subject to wider and more abrupt fluctuations in market price. Additional reasons for the greater price fluctuations of these securities include the less certain growth prospects of smaller firms and the greater sensitivity of small companies to changing economic conditions.

Other Investments:
In addition to investing in common stocks, the Portfolio may also invest to a limited degree in preferred stocks and debt securities when they are believed by the Subadviser to offer opportunities for capital growth. Other types of securities in which the Portfolio may invest include:

Foreign Securities. The Portfolio may invest in securities of foreign issuers in the form of depositary receipts or that are denominated in U.S. dollars. Foreign securities in which the Portfolio may invest include any type of security consistent with its investment objective and policies. The prices of foreign securities may be more volatile than those of domestic securities.

Options, Financial Futures and Other Derivatives. The Portfolio may deal in options on securities and securities indices, which options may be listed for trading on a national securities exchange or traded over-the-counter. Options transactions may be used to pursue the Portfolio's investment objective and also to hedge against currency and market risks, but are not intended for speculation. The Portfolio may engage in financial futures transactions on commodities exchanges or boards of trade in an attempt to hedge against market risks.

In addition to options and financial futures, the Portfolio may invest in a broad array of other "derivative" instruments in an effort to manage investment risk, to increase or decrease exposure to an asset class or benchmark (as a hedge or to enhance return), or to create an investment position indirectly. The types of derivatives and techniques used by the Portfolio may change over time as new derivatives and strategies are developed or as regulatory changes occur.

Temporary Investments. When a defensive position is deemed advisable because of prevailing market conditions, the Portfolio may invest without limit in high grade debt securities, commercial paper, U.S. Government securities or cash or cash equivalents, including repurchase agreements. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of maximum capital growth will be limited.

AST Federated Aggressive Growth Portfolio

Investment Objective: to seek capital growth.

Prinicpal Investment Policies and Risks:
The Portfolio will pursue its investment objective, under normal circumstances, by investing primarily in the stocks of small

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companies that are traded on national security exchanges, NASDAQ stock exchange and on the over-the-counter market. As noted earlier small companies will be defined as companies with market capitalizations similar to companies in the Russell 2000® Index or the Standard & Poor's Small Cap 600 Index. Such definition will be applied at the time of investment and the Portfolio will not be required to sell a stock because the company has grown outside the market capitalization range of small capitalization stocks. Up to 30% of the Portfolio's net assets may be invested in foreign securities, which are typically denominated in foreign currencies. Solely for purposes of complying with this policy an issuer's security will be considered to be a foreign security if the security is denominated in a foreign currency or purchased on a securities exchange outside the United States. Certain securities not included in this definition of foreign securities may still be subject to risks of foreign investing that are described in this prospectus. For example, an issuer that is organized in an offshore jurisdiction but who has its principal place of business or whose securities are traded principally on a securities exchange in the United States will not be considered a foreign security for purposes of this policy but may still be subject to risks associated with foreign securities.

Since December 15, 2008, Federated Equity was responsible for managing all of the Portfolio's assets. The Portfolio also has a subadvisory agreement with Federated MDTA LLC that is expected to expire on or about July 31, 2009, although Federated MDTA LLC currently is not managing any assets of the Portfolio. It is expected that Federated Equity will become the Portfolio's sole Subadviser on or about July 31, 2009.

The Federated Kaufmann Team ("Kaufmann") process for selecting investments is bottom-up and growth-oriented. There is an emphasis on individual stock selection rather than trying to time the highs and lows of the market or concentrating in certain industries or sectors. Kaufmann assesses individual companies from the perspective of a long-term investor. Kaufmann seeks to purchase stocks of companies that it believes: are profitable and leaders in the industry; have distinct products and services which address substantial markets; can rapidly grow annual earnings over the next three to five years; or have superior proven management and solid balance sheet.

As with any fund investing primarily in equity securities, the Portfolio is subject to the risk that the value of equity securities in the Portfolio will decline. These declines may occur in the form of a sustained trend or a drastic movement. The prices of individual portfolio stocks will fluctuate because of factors specific to that company or because of changes in stock valuations generally.

Because of the Portfolio's emphasis on small company growth stocks, the Portfolio will likely be subject to a degree of risk and share price fluctuation greater than that of many other equity funds. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital.

Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends. In addition, the Portfolio's level of risk and share price fluctuation may increase to the extent it emphasizes investments in the securities of foreign companies.

Other Investments:

Short Sales. The Portfolio may make short sales of securities listed on one or more national exchanges or on the NASDAQ stock exchange. A short sale means selling a security the Portfolio does not own to take advantage of an anticipated decline in the stock's price. Once the Portfolio sells the security short, it has an obligation to replace the borrowed security. If it can buy the security back at a lower price, a profit results. In no event will the Portfolio engage in short sales transactions if it would cause the market value of all of the Portfolio's securities sold short to exceed 25% of its net assets. The value of the securities of any one issuer that may be shorted by the Portfolio is limited to the lesser of 2% of the value of the Portfolio's net assets or 2% of the securities of any class of the issuer. The Portfolio may also "sell short against the box," i.e., the Portfolio owns securities identical to those sold short. Short sales against the box are not subject to the 25% limitation. A capital gain is recognized immediately upon entering into a short sale against the box with respect to an appreciated security. Short sales are speculative in nature, and may reduce returns or increase volatility.

The Portfolio may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Portfolio may use derivatives contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, currencies, or types of securities in which the Portfolio may invest directly. The Portfolio may also, for example, use derivative contracts to:

  Obtain premiums from the sale of derivative contracts;

  Realize gains from trading a derivative contract; or

  Hedge against potential losses.

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There can be no assurance that the Portfolio's use of derivative contracts or hybrid instruments will work as intended.

The Portfolio may buy or sell call and put options. The Portfolio may also buy or sell financial futures (such as currency futures, index futures and security futures) as well as currency forward contracts. The Portfolio may also invest in interest rate swaps, total return swaps, credit default swaps, currency swaps, and caps and floors.

Depositary Receipts. Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. The foreign securities underlying American Depositary Receipts (ADRs) are traded outside the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The foreign securities underlying the European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), and International Depositary Receipts (IDRs), are traded globally or outside the United States. Depositary receipts involve many of the same risks of investing directly in foreignsecurities, including the currency risks and risks of foreign investing.

Temporary Investments. The Portfolio may temporarily depart from its principal investment strategies by investing its assets in cash and short-term debt securities and similar obligations. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. When the Portfolio is in such a defensive position, the ability to achieve its investment objective of capital growth may be limited.

AST Small-Cap Value Portfolio

Investment Objective: to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.

Principal Investment Policies and Risks:
The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies. Small capitalization companies are generally defined as stocks of companies with market capitalizations that are within the market capitalization range of the Russell 2000® Value Index. Securities of companies whose market capitalizations no longer meet the definition of small capitalization companies after purchase by the Portfolio will still be considered to be small capitalization companies for purposes of the Portfolio's policy of investing, under normal circumstances, at least 80% of the value of its assets in small capitalization companies.

The assets of the Portfolio are independently managed by four Subadvisers under a multi-manager structure. Pursuant to the multi-manager structure, the Investment Managers of the Portfolio determine and allocate a portion of the Portfolio's assets to each of the Subadvisers. The allocations will be reviewed by the Investment Managers periodically and may be altered or adjusted by the Investment Managers without prior notice. Such adjustments will be reflected in the annual update to this prospectus.

Although each Subadviser will follow the Portfolio's policy of investing, under normal circumstances, at least 80% of the Portfolio's assets in small capitalization companies, each Subadviser expects to utilize different investment strategies to achieve the Portfolio's objective of long-term capital growth. The current asset allocations and principal investment strategies for each Subadviser are summarized below:

J.P. Morgan follows a three-step process. First, a rigorous quantitative model is used to evaluate the prospects of each company in the investable universe and rank each company's relative attractiveness within its economic sector based on a number of factors including valuation and improving fundamentals. Next, the results of the quantitative model are reviewed and modified based on the fundamental stock and industry insights of the sector specific research and portfolio management teams. Finally, a disciplined, systematic portfolio construction process is employed to overweight the stocks that are the most attractive and underweight those stocks that are the least attractive, based on the rankings from the first two steps, while trying to minimize uncompensated risks relative to the benchmark.

Lee Munderseeks the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow or business franchises. The Subadviser's research team seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, Lee Munder generally looks to the following: (1) low price/earnings, price/book value or total capitalization/cash flow ratios relative to the company's peers; (2) low stock price relative to a company's underlying asset values; and (3) a sound balance sheet and other positive financial characteristics. The Subadviser then determines whether there is an emerging catalyst that will focus investor attention on the underlying assets of the company, such as takeover efforts, a change in management, or a plan to improve the business through restructuring or other means.

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ClearBridge emphasizes individual security selection while spreading the Portfolio's investments among industries and sectors. ClearBridge uses both quantitative and fundamental methods to identify stocks of smaller capitalization companies it believes have a high probability of outperforming other stocks in the same industry or sector. ClearBridge uses quantitative parameters to select a universe of smaller capitalized companies that fit the Portfolio's general investment criteria. In selecting individual securities from within this range, the Subadviser looks for "value" attributes, such as low stock price relative to earnings, book value and cash flow and high return on invested capital. ClearBridge also uses quantitative methods to identify catalysts and trends that might influence the Portfolio's industry or sector focus, or the Subadviser's individual security selection.

Dreman seeks to provide a total return greater than that of the benchmark over time, to protect client capital during market downturns and to stay consistent in our low price-to-earnings ratio, contrarian value approach to investment management, while taking into consideration dividend yield. Dreman will seek to attain superior returns by using a contrarian value investment approach Dreman believes that it can attain superior performance by adhering to an investment strategy that is disciplined and has a demonstrated record of success. Dreman's investment strategy emphasizes stocks that offer unique investment values. The criterion used to identify such stocks include below average price-to-earnings, price-to-book, and/or price-to-cash flow ratios and above average dividend yields. Over the last 25 years, extensive studies, which date as far back as the 1930s, conducted by David Dreman and affiliates of Dreman, have led the Dreman to conclude that consistently applying disciplined value strategies yields superior long-term total returns.

Other Investments:
Although the Portfolio will invest primarily in U.S. common stocks, it may also purchase other types of securities, for example, preferred stocks, convertible securities, warrants and bonds when considered consistent with the Portfolio's investment objective and policies. The Portfolio may purchase preferred stock for capital appreciation where the issuer has omitted, or is in danger of omitting, payment of the dividend on the stock. Debt securities would be purchased in companies that meet the investment criteria for the Portfolio.

The Portfolio may invest up to 20% of its total assets in foreign securities, including American Depositary Receipts and securities of companies in developing countries, and may enter into forward foreign currency exchange contracts (the Portfolio may invest in foreign cash items in excess of this 20% limit). The Portfolio may enter into stock index or currency futures contracts (or options thereon) for hedging purposes or to provide an efficient means of regulating the Portfolio's exposure to the equity markets. The Portfolio may also write (sell) call and put options and purchase put and call options on securities, financial indices, and currencies. The Portfolio may invest up to 10% of its total assets in hybrid instruments, which combine the characteristics of futures, options and securities.

Temporary Investments. Up to 100% of the assets of the Portfolio may be invested temporarily in cash or cash equivalents in response to extraordinary adverse political, economic or stock market events. Temporary investments may include U.S. or foreign government obligations, commercial paper, bank obligations, and repurchase agreements. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of capital growth will be limited.

As of January 31, 2009, J.P. Morgan was responsible for managing approximately 24% of the Portfolio's assets, Lee Munder was responsible for managing approximately 32% of the Portfolio's assets, Clearbridge was responsible for managing approximately 19% of the Portfolio's assets and Dreman was responsible for managing approximately 25% of the Portfolio's assets.

The Investment Managers intend to reallocate the Portfolio's assets in the Second Quarter of 2009 among J.P. Morgan, Lee Munder and Clearbridge.Upon such reallocation of the Portfolio's assets, Dreman will no longer be responsible for managing any of the Portfolio's assets and it is expected that initially J.P. Morgan will be responsible for managing approximately 41.3% of the Portfolio's assets, Lee Munder will be responsible for managing approximately 33.5% of the Portfolio's assets and Clearbridge will be responsible for managing approximately 25.2% of the Portfolio's assets. It is expected that on or about July 31, 2009, the Portfolio's only Subadvisers will be J.P. Morgan, Lee Munder and ClearBridge.

AST Goldman Sachs Mid-Cap Growth Portfolio

Investment Objective: to seek long-term growth of capital.

Principal Investment Policies and Risks:
The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in medium capitalization companies. The 80% investment requirement applies at the time the Portfolio invests its assets.

The Portfolio pursues its objective by investing primarily in equity securities selected for their growth potential. Equity securities

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include common stocks, preferred stocks, warrants and securities convertible into or exchangeable for common or preferred stocks. For purposes of the Portfolio, as previously noted, medium-sized companies are those whose market capitalizations (measured at the time of investment) fall within the range of companies in the Russell Midcap® Growth Index. The Subadviser generally takes a "bottom up" approach to choosing investments for the Portfolio. In other words, the Subadviser seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The Subadviser makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. Because the Portfolio may invest substantially all of its assets in equity securities, the main risk of investing in the Portfolio is that the value of the equity securities it holds might decrease. Stock values may fluctuate in response to the activities of an individual company or in response to general market or economic conditions. As a fund that invests primarily in mid-cap companies, the Portfolio's risk and share price fluctuation can be expected to be more than that of many funds investing primarily in large-cap companies, but less than that of many funds investing primarily in small-cap companies. In general, the smaller the company, the more likely it is to suffer significant losses as well as to realize substantial growth. Smaller companies may lack depth of management, they may be unable to generate funds necessary for growth or potential development, or they may be developing or marketing products or services for which there are not yet, and may never be, established markets. In addition, such companies may be subject to intense competition from larger companies, and may have more limited trading markets than the markets for securities of larger issuers.

The Portfolio generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may occur as the result of liquidity needs, securities having reached a desired price or yield, anticipated changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time the investment was made. To a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices.

Special Situations. The Portfolio may invest in "special situations." A "special situation" arises when, in the opinion of the Subadviser, the securities of a particular company will be recognized and appreciate in value due to a specific development, such as a technological breakthrough, management change or new product at that company. Investment in "special situations" carries an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Other Investments:
Although the Subadviser expects to invest primarily in domestic and foreign equity securities, the Portfolio may also invest to a lesser degree in other types of securities, such as debt securities. Debt securities may include bonds rated below investment grade ("junk" bonds), mortgage and-asset backed securities and zero coupon, pay-in-kind and step coupon securities.

The Portfolio may make short sales "against the box." In addition, the Portfolio may invest in the following types of securities and engage in the following investment techniques:

Index/Structured Securities. The Portfolio may invest in indexed/structured securities, which typically are short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value increase or decrease if the reference index or instrument appreciates).

Foreign Securities. The Portfolio may invest up to 25% of its net assets in foreign securities denominated in foreign currencies and not publicly traded in the United States. The Portfolio may invest directly in foreign securities denominated in a foreign currency, or may invest through depositary receipts or passive foreign investment companies. Generally, the same criteria are used to select foreign securities as domestic securities. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. For more information on foreign securities and their risks, see this Prospectus under "Principal Risks."

Futures, Options and Other Derivative Instruments. The Portfolio may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts and may invest in options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products (collectively "derivative instruments"). The Portfolio may use derivative instruments to hedge or protect its portfolio from adverse movements in securities prices, currency exchange rates, and interest rates. To a limited extent, the Portfolio may also use derivative instruments for non-hedging purposes such as seeking to enhance return.

Temporary Investments. When the Subadviser believes that market conditions are unfavorable for profitable investing, or when the

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Subadviser is otherwise unable to locate attractive investment opportunities, the Portfolio's cash or similar investments may increase. In other words, the Portfolio does not always stay fully invested in stocks. Even when the Portfolio is essentially fully invested, some residual amount of Portfolio assets may remain in cash and similar investments. These investments may include commercial paper, certificates of deposit, repurchase agreements, short-term debt obligations, and money market funds (including funds managed by the Subadviser). When the Portfolio's investments in cash or similar investments increase, the opportunity to achieve its investment objective of long-term growth of capital may be limited.

AST Neuberger Berman Mid-Cap Growth Portfolio

Investment Objective: to seek capital growth.

Principal Investment Policies and Risks:
The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in common stocks of mid-capitalization companies. The 80% investment requirement applies at the time the Portfolio invests its assets. The Portfolio seeks to reduce risk by diversifying among many companies, industries and sectors.

The Subadviser employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, the Subadviser looks for fast-growing companies with above average sales and competitive returns on equity relative to their peers. In doing so, the Subadviser analyzes such factors as: financial condition (such as debt to equity ratio); market share and competitive leadership of the company's products; earnings growth relative to competitors; and market valuation in comparison to a stock's own historical norms and the stocks of other mid-cap companies.

The Subadviser follows a disciplined selling strategy, and may sell a stock when it fails to perform as expected, or when other opportunities appear more attractive. As with any fund investing primarily in equity securities, the Portfolio is subject to the risk that the value of the equity securities in the Portfolio will decline.

As a fund that invests primarily in mid-cap companies, the Portfolio's risk and share price fluctuation can be expected to be more than that of many funds investing primarily in large-cap companies, but less than that of many funds investing primarily in small-cap companies. Mid-cap stocks may fluctuate more widely in price than the market as a whole, may underperform other types of stocks when the market or the economy is not robust, or fall in price or be difficult to sell during market downturns. In addition, the Portfolio's growth investment program will generally involve greater risk and price fluctuation than funds that invest in more undervalued securities. Because the prices of growth stocks tend to be based largely on future expectations, these stocks historically have been more sensitive than value stocks to bad economic news and negative earnings surprises.

Other Investments:
Although equity securities are normally the Portfolio's primary investments, it may invest in preferred stocks and convertible securities, as well as the types of securities described below.

Fixed Income Securities. The Portfolio may also invest in investment grade fixed income or debt securities. If the quality of any fixed income securities held by the Portfolio deteriorates so that they are no longer investment grade, the Portfolio will sell such securities in an orderly manner so that its holdings of such securities do not exceed 5% of its net assets.

Foreign Securities. The Portfolio may invest up to 10% of the value of its total assets, measured at the time of investment, in equity and debt securities that are denominated in foreign currencies. There is no limitation on the percentage of the Portfolio's assets that may be invested in securities of foreign companies that are denominated in U.S. dollars. In addition, the Portfolio may enter into foreign currency transactions, including forward foreign currency contracts and options on foreign currencies, to manage currency risks, to facilitate transactions in foreign securities, and to repatriate dividend or interest income received in foreign currencies.

Covered Call Options. The Portfolio may try to reduce the risk of securities price or exchange rate changes (hedge) or generate income by writing (selling) covered call options against securities held in its portfolio, and may purchase call options in related closing transactions.

Real Estate Investment Trusts (REITs). The Portfolio may invest in REITs. REITs are pooled investment vehicles which invest primarily in real estate or real estate loans.

Temporary Investments. When the Portfolio anticipates unusual market or other conditions, it may temporarily depart from its objective of capital growth and invest substantially in high-quality short-term investments. This could help the Portfolio avoid losses but may mean lost opportunities.

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AST Neuberger Berman / LSV Mid-Cap Value Portfolio

Investment Objective: to seek capital growth.

Principal Investment Policies and Risks:
The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in medium capitalization companies. The 80% investment requirement applies at the time the Portfolio invests its assets.

Generally, as noted earlier, companies with equity market capitalizations that fall within the range of the Russell Midcap® Value Index at the time of investment are considered mid-cap companies for purposes of the Portfolio. Some of the Portfolio's assets may be invested in the securities of large-cap companies as well as in small-cap companies. The Portfolio seeks to reduce risk by diversifying among many companies and industries.

The assets of the Portfolio are independently managed by two Subadvisers under a multi-manager structure. The division of the Portfolio's assets and daily cash inflows and outflows between the Subadvisers will be determined by the Investment Managers in their sole discretion. The Investment Managers may change the allocation of assets between the Subadvisers, transfer assets between the Subadvisers, or change the allocation of cash inflows or outflows between the Subadvisers for any reason and at any time without prior notice.

Under the Portfolio's value-oriented investment approach, Neuberger Berman Management LLC. (Neuberger) looks for well-managed companies whose stock prices are undervalued and that may rise in price before other investors realize their worth. The Subadviser may identify value stocks in several ways, including based on earnings, book value or other financial measures. Factors that Neuberger may use to identify these companies include strong fundamentals, including a low price-to-earnings ratio, consistent cash flow, and a sound track record through all phases of the market cycle.

Neuberger may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, or a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

Neuberger generally considers selling a stock when it reaches a target price, when the fundamentals fail to perform as expected, or when other opportunities appear more attractive.

LSV Asset Management (LSV) follows an active investment strategy utilizing a quantitative investment model to evaluate and recommend investment decisions for its portion of the Portfolio in a bottom-up, contrarian value approach. The primary components of the models are:

  indicators of fundamental undervaluation, such as low price-to-cash flow ratio or low price-to-earnings ratio,

  indicators of past negative market sentiment, such as poor past stock price performance,

  indicators of recent momentum, such as high recent stock price performance, and control of incremental risk relative to the benchmark index.

All such indicators are measured relative to the overal universe of medium capitalization companies.

As a fund that invests primarily in mid-cap companies, the Portfolio's risk and share price fluctuation can be expected to be more than that of many funds investing primarily in large-cap companies, but less than that of many funds investing primarily in small-cap companies. Mid-cap stocks may fluctuate more widely in price than the market as a whole, may underperform other types of stocks when the market or the economy is not robust, or fall in price or be difficult to sell during market downturns. While value investing historically has involved less risk than investing in growth companies, the stocks purchased by the Portfolio will remain undervalued during a short or extended period of time. This may happen because value stocks as a category lose favor with investors compared to growth stocks, or because the Subadviser failed to anticipate which stocks or industries would benefit from changing market or economic conditions.

Other Investments:
Although equity securities are normally the Portfolio's primary investment, it may invest in preferred stocks and convertible securities, as well as the types of securities described below.

Fixed Income Securities. The Portfolio may also invest in fixed income or debt securities. The Portfolio may invest up to 15% of its total assets, measured at the time of investment, in debt securities that are rated below investment grade or comparable unrated securities. There is no minimum rating on the fixed income securities in which the Portfolio may invest.

Foreign Securities. The Portfolio may invest up to 10% of the value of its total assets, measured at the time of investment, in equity

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and debt securities that are denominated in foreign currencies. There is no limitation on the percentage of the Portfolio's assets that may be invested in securities of foreign companies that are denominated in U.S. dollars. In addition, the Portfolio may enter into foreign currency transactions, including forward foreign currency contracts and options on foreign currencies, to manage currency risks, to facilitate transactions in foreign securities, and to repatriate dividend or interest income received in foreign currencies.

Covered Call Options. The Portfolio may try to reduce the risk of securities price changes (hedge) or generate income by writing (selling) covered call options against securities held in its portfolio, and may purchase call options in related closing transactions. The value of securities against which options will be written will not exceed 10% of the Portfolio's net assets.

Real Estate Investment Trusts (REITs). The Portfolio may invest in REITs. REITs are pooled investment vehicles which invest primarily in real estate or real estate loans.

Temporary Investments. When the Portfolio anticipates unusual market or other conditions, it may temporarily depart from its objective of capital growth and invest substantially in high-quality short-term investments. This could help the Portfolio avoid losses but may mean lost opportunities.

As of January 31, 2009, LSV was responsbile for managing 66% of the Portfolio's assets and Neuberger was responsible for managing 34% of the Portfolio's assets.

AST Mid-Cap Value Portfolio

Investment Objective: to seek capital growth by investing primarily in mid-capitalization stocks that appear to be undervalued.

Principal Investment Strategies and Risks:
The Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in mid-capitalization companies. The 80% requirement applies at the time the Portfolio invests its assets. For purposes of the Portfolio, as noted earlier, mid-capitalization companies are generally those that have market capitalizations, at the time of purchase, within the range of companies included in the Russell Midcap® Value Index during the previous 12 months based on month-end data.

The assets of the Portfolio are independently managed by two Subadvisers under a multi-manager structure. Pursuant to the multi-manager structure, the Investment Managers of the Portfolio determine and allocate a portion of the Portfolio's assets to each of the Subadvisers. The allocations will be reviewed by the Investment Managers periodically and may be altered or adjusted by the Investment Managers without prior notice. Such adjustments will be reflected in the annual update to this prospectus.

Although each Subadviser will follow the Portfolio's policy of investing, under normal circumstances, at least 80% of the Portfolio's assets in mid-capitalization companies, each Subadviser expects to utilize different investment strategies to achieve the Portfolio's objective of capital growth. The current asset allocations and principal investment strategies for each of the Subadvisers are summarized below:

WEDGE normally employs a traditional value style, bottom-up investment discipline that is intended to help identify stocks that are undervalued relative to their long term normalized earnings capability. WEDGE first employs two proprietary, fundamentally based screening models, using publicly available data on all eligible companies. The Fundamental Value Model identifies those stocks with the greatest potential for profit, based on projected earnings growth, earnings quality, dividend yield, and forward price/earnings ratios. In an effort to avoid financially unsound companies, WEDGE then employs the Financial Quality Model, which focuses on earnings growth, liquidity, profitability, and leverage factors. Stocks are ranked by both models for relative attractiveness, with approximately 37% of the initial universe becoming eligible for subsequent research.

Finally, WEDGE focuses on those companies that meet its value and financial quality parameters. WEDGE's research analysts employ comprehensive qualitative, and quantitative analysis to identify stocks with unrecognized value. Areas of emphasis include independent earnings forecasts and financial statement analysis, an evaluation of free cash flow generation and return on invested capital, absolute and relative valuations, industry analysis and competitive positioning along with an in-depth assessment of company management. All potential additions to the portfolio are reviewed and approved by the firm's Investment Policy Committee. The Subadviser's decision to sell a stock is as highly disciplined as the decision to buy. Stocks are sold when fair valuation is reached, the original investment thesis has materially deteriorated, an upgrade opportunity develops or, with limited flexibility when warranted, the stock's Fundamental Value Model ranking falls to a predetermined level.

EARNESTexpects to focus primarily on companies with a market capitalization between $1 billion and $20 billion at time of purchase. This Subadviser normally employs a fundamental, bottom-up investment process. The first step in EARNEST's investment process is to screen the relevant universe to identify stocks that it believes are likely to outperform based on their financial

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characteristics and the current environment. Using an approach called Return Pattern Recognition, the Subadviser seeks to identify the financial and market characteristics that have been in place when an individual company has produced outstanding performance. These characteristics include valuation measures, market trends, operating trends, growth measures, profitability measures, and macroeconomics. The Subadviser screens thousands of companies and selects for an in-depth fundamental review those exhibiting the set of characteristics that it believes indicate outperformance. The screening process allows the Subadviser to review the relative universe of companies and focus on those it considers the best prospects.

Next, the approximately 150 best companies identified in the screening process are put through a second more rigorous review. In this step, EARNEST develops and tests an investment thesis for each company. The test generally includes conversations with the company's management team and industry specialists, review of the company's financial reports, analysis of industry and company-specific studies, and independent field research. The Subadviser eliminates from consideration any company that does not pass its fundamental analysis.

The final step in EARNEST's investment process is to construct a portfolio that includes those stocks it expects to have the best performance and that effectively manages the expected risk of meaningfully underperforming the assigned benchmark. The Subadviser uses a statistical approach called downside deviation to measure and then seeks to constrain the likelihood of significantly underperforming the benchmark. Using this information, the Subadviser seeks to select investments that blend together to manage downside risk. The result is a client portfolio of approximately 60 stocks. This Subadviser expects to focus on purchasing companies that have a market capitalization at the time of purchase between $1 and $20 billion, and expects to typically sell holdings whose market capitalizations have grown to more than twice the upper limit for purchase (i.e., whose market capitalization have grown to $40 billion).

As with all stock funds, the Portfolio's share price can fall because of weakness in the securities market as a whole, in particular industries or in specific holdings. Investing in mid-cap companies involves greater risk of loss than is customarily associated with more established companies. Stocks of mid-cap companies may be subject to more abrupt or erratic price movements than larger company stocks. Mid-cap companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. While a value approach to investing is generally considered to involve less risk than a growth approach, investing in value stocks carries the risks that the market will not recognize the stock's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Other Investments:
Although the Portfolio will invest primarily in common stocks of U.S. mid-capitalization companies, the Portfolio may invest up to 25% of its total assets in securities of non-U.S. issuers. While the Portfolio does not intend to do so to a significant degree, the Portfolio may enter into futures contracts and related options, and may purchase and sell call and put options on securities and securities indices. The Portfolio may also invest in warrants to purchase securities, and may engage in short sales "against the box".

Temporary Investments. When adverse market or economic conditions occur, the Portfolio may temporarily invest all or a portion of its assets in defensive investments. Such investments may include high grade debt securities, obligations of the U.S. Government and its agencies and instrumentalities, and short-term money market instruments. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective will be limited.

As of January 31, 2009, WEDGE was responsible for managing approximately 51% of the Portfolio's assets and EARNEST was responsible for managing approximately 49% of the Portfolio's assets.

AST T. Rowe Price Large-Cap Growth Portfolio

Investment Objective: to seek long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.

Principal Investment Policies and Risks:
The Portfolio takes a growth approach to investing and will normally invest at least 80% of its net assets in the common stocks of large companies. As noted earlier a large company is defined as one whose market cap is larger than the median market cap of companies in the Russell 1000® Growth Index. The Portfolio will not automatically sell or cease to purchase stock of a company it already owns just because the company's market capitalization falls below this level. The Subadviser generally looks for companies with an above-average rate of earnings growth and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth.

Because the Portfolio invests primarily in stocks, the Portfolio is subject to the risks associated with stock investments, and the

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Portfolio's share price therefore may fluctuate substantially. The Portfolio's share price will be affected by changes in the stock markets generally, and factors specific to a company or an industry will affect the prices of particular stocks held by the Portfolio (for example, poor earnings, loss of major customers, availability of basic resources or supplies, major litigation against a company, or changes in governmental regulation affecting an industry). The Portfolio's focus on large, more-established companies may mean that its level of risk is lower than a fund investing primarily in smaller companies. Because the Portfolio invests in a smaller number of securities than many other funds, changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's share price.

Other Investments:
In addition to investing in equity securities, the Portfolio also may:

- invest up to 20% of its net assets in convertible securities;
- invest up to 10% of its net assets in rights or warrants;
- invest up to 15% of its total assets in foreign securities;
- purchase and sell exchange-traded index options and stock index futures contracts; and
- write covered exchange-traded call and put options on its securities up to 15% of its total assets, and purchase exchange-traded call and put options on common stocks up to, for all purchased options, 10% of its total assets.

American Depositary Receipts (ADRs) and other U.S.-dollar denominated securities of foreign companies are not considered foreign securities for purposes of the 15% limitation set forth above and may be purchased by the Portfolio.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

Temporary Investments. Although it does not expect to do so ordinarily, when business or financial conditions warrant the Portfolio may assume a temporary defensive position and invest in high-grade, short-term, fixed-income securities (which may include U.S. Government securities) or hold its assets in cash. The Portfolio's cash reserves may consist of U.S.-dollar and non-U.S. dollar currencies. The Portfolio may also invest in money market mutual funds managed by the Subadviser. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective may be limited.

AST MFS Growth Portfolio

Investment Objective: to seek long-term growth of capital and future, rather than current, income.

Principal Investment Policies and Risks:
The Portfolio invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts.

The Subadviser focuses on investing the portfolio's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.

While the Subadviser may invest the Portfolio's assets in companies of any size, the Portfolio generally focuses on companies with large capitalizations.

The Subadviser uses a bottom-up investment approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

The Portfolio may invest up to 35% of its net assets in foreign securities.

The Subadviser may engage in active and frequent trading in pursuing the portfolio's principal investment strategies.

As with any fund investing primarily in common stocks, the value of the securities held by the Portfolio may decline in value, either because of changing economic, political or market conditions or because of the economic condition of the company that issued the security. These declines may be substantial. In addition, the prices of the growth company stocks in which the Portfolio invests may fluctuate to a greater extent than other equity securities due to changing market conditions or disappointing earnings results. The Portfolio may invest in foreign companies, including companies located in developing countries, and it therefore will be subject to

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risks relating to political, social and economic conditions abroad, risks resulting from differing regulatory standards in non-U.S. markets, and fluctuations in currency exchange rates.

Other Investments:
Although the Portfolio will invest primarily in common stocks and related securities, the Portfolio may also invest in variable and floating rate debt securities. The Portfolio may purchase and sell futures contracts and related options on securities indices, foreign currencies and interest rates for hedging and non-hedging purposes. The Portfolio may also enter into forward contracts for the purchase or sale of foreign currencies for hedging and non-hedging purposes. The Portfolio may purchase and write (sell) options on securities, stock indices and foreign currencies.

Temporary Investments. The Portfolio may depart from its principal investment strategy by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. When investing for defensive purposes, the Portfolio may hold cash or invest in cash equivalents, such as short-term U.S. government securities, commercial paper and bank instruments. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective will be limited.

AST Marsico Capital Growth Portfolio

Investment Objective: to seek capital growth. Income is not an investment objective and any income realized on the Portfolio's investments, therefore, will be incidental to the Portfolio's objective.

Principal Investment Policies and Risks:
The Portfolio invests primarily in the common stocks of large companies that are selected for their growth potential. Large companies are defined as those companies within the market capitalization range of the Russell 1000® Growth Index. The Portfolio will normally hold a core position of between 35 and 50 common stocks. The Portfolio may hold a limited number of additional common stocks at times when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions.

In selecting investments for the Portfolio, Marsico uses an approach that combines "top-down" macro-economic analysis with "bottom-up" stock selection.

The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

Marsico then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico may visit with various levels of a company's management, as well as with its customers and (as relevant) suppliers, distributors, and competitors. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth, current income and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico may reduce or sell a Portfolio's investments in a company if, in the opinion of Marsico, the company's fundamentals change substantially, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential or current income potential, more attractive investment opportunities appear elsewhere, or for other reasons.

The core investments of the Portfolio generally may include established companies and securities that offer long-term growth potential. However, the Portfolio also may typically include securities of less mature companies, companies or securities with more aggressive growth characteristics, and companies undergoing significant changes such as the introduction of a new product line, the

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appointment of a new management team, or an acquisition.

The primary risk associated with investment in the Portfolio will be the risk that the equity securities held by the Portfolio will decline in value. The risk of the Portfolio is expected to be commensurate with that of other funds using a growth strategy to invest in the stocks of large and medium-sized companies.

Although it is the general policy of the Portfolio to purchase and hold securities for capital growth, changes in the Portfolio will be made as the Subadviser deems advisable. For example, portfolio changes may result from liquidity needs, securities having reached a desired price, or by reason of developments not foreseen at the time of the investment was made.

Special Situations. The Portfolio may invest in "special situations" from time to time. A "special situation" arises when, in the opinion of the Subadviser, the securities of a particular company will be recognized and increase in value due to a specific development, such as a technological breakthrough, management change or new product at that company. Investment in "special situations" carries an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Other Investments:
The Portfolio may also invest to a lesser degree in preferred stocks, convertible securities, warrants, and debt securities when the Portfolio perceives an opportunity for capital growth from such securities. The Portfolio may invest up to 10% of its total assets in debt securities, which may include corporate bonds and debentures and government securities.

The Portfolio may also purchase securities of foreign issuers including foreign equity and debt securities and depositary receipts . The foreign securities may include companies located in developing countries. Foreign securities are selected primarily on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. The Portfolio may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

Index/Structured Securities. The Portfolio may invest without limit in index/structured securities, which are debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed ( i.e. , their value may increase or decrease if the reference index or instrument appreciates). Index/structured securities may have return characteristics similar to direct investments in the underlying instruments, but may be more volatile than the underlying instruments. The Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer of the index/structured security.

Futures, Options and Other Derivative Instruments. The Portfolio may purchase and write (sell) options on securities, financial indices, and foreign currencies, and may invest in futures contracts on securities, financial indices, and foreign currencies, options on futures contracts, forward contracts and swaps and swap-related products. These instruments will be used primarily to hedge the Portfolio's positions against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Portfolio may also use derivative instruments for non-hedging purposes such as increasing the Portfolio's income or otherwise enhancing return.

Temporary Investments. Although the Subadviser expects to invest primarily in equity securities, the Subadviser may increase the Portfolio's cash position without limitation when the Subadviser believes that appropriate investment opportunities for capital growth with desirable risk/reward characteristics are unavailable. Cash and similar investments (whether made for defensive purposes or to receive a return on idle cash) will include high-grade commercial paper, certificates of deposit, discount notes and repurchase agreements. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of capital growth will be limited.

AST DeAM Large-Cap Value Portfolio

Investment Objective: to seek maximum growth of capital by investing primarily in the value stocks of larger companies.

Principal Risks and Investment Policies:
The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in securities issued by large capitalization companies. The 80% investment requirement applies at the time the Portfolio invests its assets.

The Portfolio pursues its investment objective, under normal market conditions, by investing primarily in the equity securities of large-sized companies included in the Russell 1000® Value Index. Equity securities include common stocks and securities

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convertible into or exchangeable for common stocks, including warrants and rights. As noted earlier the Subadviser employs an investment strategy that seeks to maintain a portfolio of equity securities which approximates the market risk of those stocks included in the Russell 1000® Value Index, but which outperforms the Russell 1000® Value Index through active stock selection. The size of the companies in the Russell 1000® Value Index will change with market conditions. The targeted tracking error of this Portfolio is 4% with a normal deviation of+ 1%. It is possible that the deviation may be higher. For purposes of this Portfolio, the strategy of attempting to correlate a stock portfolio's market risk with that of a particular index, in this case the Russell 1000® Value Index, while improving upon the return of the same index through active stock selection, is called a "managed alpha" strategy.

The Subadviser generally takes a bottom-up approach to building the Portfolio, searching for individual companies that demonstrate the best potential for significant returns. The allocation to industries and capitalization is targeted to be similar to that of the Russell 1000® Value Index. The Subadviser considers a number of factors in determining whether to invest in a value stock, including earnings growth rate, analysts' estimates of future earnings and industry-relative price multiples. Other factors are net income growth versus cash flow growth as well as earnings and price momentum. In the selection of investments, long-term capital appreciation will take precedence over short range market fluctuations. However, the Portfolio may occasionally make investments for short-term capital appreciation.

Like all common stocks, the market values of the common stocks held by the Portfolio can fluctuate significantly, reflecting the business performance of the issuing company, investor perception or general economic or financial market movements. The Portfolio's focus on the stocks of large, more established companies may mean that its level of risk is lower than a portfolio investing primarily in smaller companies. While value investing historically has involved less risk than investing in growth companies, investing in value stocks carries the risk that the market will not recognize the stock's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. While the Portfolio attempts to outperform the Russell 1000® Value Index, the Portfolio also may under-perform the Russell 1000® Value Index over short or extended periods.

Other Investments:
In addition to investing in common stocks, the Portfolio may also invest to a limited degree in preferred stocks and debt securities when they are believed by the Subadviser to offer opportunities for capital growth. Other types of securities in which the Portfolio may invest include:

Foreign Securities. The Portfolio may invest in securities of foreign issuers in the form of depositary receipts or that are denominated in U.S. dollars. Foreign securities in which the Portfolio may invest include any type of security consistent with its investment objective and policies. The prices of foreign securities may be more volatile than those of domestic securities.

Futures, Options, and Other Derivative Instruments. The Portfolio may purchase and write put and call options on securities and securities indices, which options may be listed for trading on a national securities exchange or traded over-the-counter. Options transactions may be used to pursue the Portfolio's investment objective and also to hedge against currency and market risks, but are not intended for speculation. The Portfolio may engage in financial futures transactions on commodities exchanges or boards of trade in an attempt to hedge against market risks.

In addition to options and financial futures, the Portfolio may invest in a broad array of other "derivative" instruments in an effort to manage investment risk, to increase or decrease exposure to an asset class or benchmark (as a hedge or to enhance return), or to create an investment position indirectly. The types of derivatives and techniques used by the Portfolio may change over time as new derivatives and strategies are developed or as regulatory changes occur.

Temporary Investments. When a defensive position is deemed advisable because of prevailing market conditions, the Portfolio may invest without limit in high grade debt securities, commercial paper, U.S. Government securities or cash or cash equivalents, including repurchase agreements. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of maximum capital growth will be limited.

AST Large-Cap Value Portfolio

Investment Objective: to seek current income and long-term growth of income, as well as capital appreciation.

Principal Policies and Risks:
The Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in large capitalization companies. Large capitalization companies are generally those that have market capitalizations, at the time of purchase, within the market capitalization range of the Russell 1000® Value Index. The 80% requirement applies at the time the Portfolio invests its assets. Some of these securities may be acquired in initial public offerings (IPOs). In addition to these principal

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investments, the Portfolio may invest up to 20% of its total assets in foreign securities.

The assets of the Portfolio are independently managed by three Subadvisers under a multi-manager structure. Pursuant to the multi-manager structure, the Investment Managers of the Portfolio determine and allocate a portion of the Portfolio's assets to each of the Subadvisers. The allocations will be reviewed by the Investment Managers periodically and may be altered or adjusted by the Investment Managers without prior notice. Such adjustments will be reflected in the annual update to this prospectus.

Although each Subadviser will follow the Portfolio's policy of investing, under normal circumstances, at least 80% of the Portfolio's assets in large capitalization companies, each Subadviser expects to utilize different investment strategies to achieve the Portfolio's objective of current income and long-term growth of income, as well as capital appreciation. The current asset allocations and principal investment strategies for each of the Subadvisers are summarized below:

Hotchkis and Wiley normally focuses on stocks that have a high cash dividend or payout yield relative to the market. Payout yield is defined as dividend yield plus net share repurchases. The Subadviser also may invest in stocks that don't pay dividends, but have growth potential unrecognized by the market or changes in business or management that indicate growth potential.

Eaton Vance normally invests primarily in value stocks of large-cap companies, which are common stocks that, in the Subadviser's opinion, are inexpensive or undervalued relative to the overall stock market. Investment decisions are made primarily on the basis of fundamental research and involve consideration of numerous factors, including quality of business franchises, financial strength, management capability and integrity, growth potential, valuation and earnings and cash flow capabilities. Many of these considerations are subjective. Eaton Vance intends to manage investment risk by maintaining broad issuer and industry diversification among its holdings, and by utilizing fundamental analysis of risk/return characteristics in securities selection. The Subadviser may sell a security when its price objective for the security is reached, the fundamentals of the company deteriorate, a security's price falls below acquisition cost or to pursue more attractive investment options.

As an alternative to holding foreign securities directly, the Portfolio may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the over-the-counter market (including depositary receipts which evidence ownership in underlying foreign stocks). Such investments are not subject to the 20% limitation on investing in foreign securities. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including political and economic risks. The Portfolio may also invest in other equity securities, including, but not limited to, convertible securities, preferred stock and real estate investment trusts.

Dreman seeks to provide a total return greater than that of the benchmark over time, to protect client capital during market downturns and to stay consistent in our low price-to-earnings ratio, contrarian value approach to investment management, while taking into consideration dividend yield. Dreman will seek to attain superior returns by using a contrarian value investment approach.

Dreman believes that it can attain superior performance by adhering to an investment strategy that is disciplined and has a demonstrated record of success. Dreman's investment strategy emphasizes stocks that offer unique investment values. The criterion used to identify such stocks include below average price-to-earnings, price-to-book, and/or price-to-cash flow ratios and above average dividend yields. Over the last 25 years, extensive studies, which date as far back as the 1930s, conducted by David Dreman and affiliates of Dreman, have led the Dreman to conclude that consistently applying disciplined value strategies yields superior long-term total returns.

Temporary Investments: In periods of uncertain market and economic conditions, the Portfolio may assume a defensive position with up to 100% of its assets temporarily held in cash. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective may be limited.

On or about April 1, 2009, Hotchkis and Wiley was responsible for managing approximately 15% of the Portfolio's assets, Eaton Vance was responsible for managing approximately 60% of the Portfolio's assets and Dreman was responsible for managing approximately 25% of the Portfolio's assets.

On or about May 1, 2009, the Investment Managersintend to reallocate the Portfolio's assets sothat Hotchkis and Wiley will be responsible for managing approximately 20% of the Portfolio's assets and Eaton Vance will be responsible for managing approximately 80% of the Portfolio's assets.Upon such reallocation of the Portfolio's assets, Dreman will no longer be responsible for managing any of the Portfolio's assets. It is expected that Hotchkis and Wiley and Eaton Vance will be the Portfolio's only subadvisers on or about July 31, 2009.

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AST AllianceBernstein Core Value Portfolio

Investment Objective: to seek long-term capital growth.

Principal Investment Policies and Risks:
The Portfolio will pursue its objective, under normal circumstances, by investing primarily in common stocks. The Subadviser expects that the majority of the Portfolio's assets will be invested in the common stocks of large companies that appear to be undervalued. Among other things, the Portfolio seeks to identify compelling buying opportunities created when companies are undervalued on the basis of investor reactions to near-term problems or circumstances even though their long-term prospects remain sound. The Subadviser's investment approach is value-based and price-driven, and and it relies on the intensive fundamental and quantitative research of its internal research staff to identify these buying opportunities in the marketplace.

Portfolio investments are selected by the Subadviser based upon a model portfolio of 100-150 stocks constructed by the Subadviser. In selecting investments for the model portfolio, the Subadviser takes a "bottom-up" approach. In other words, the Subadviser seeks to identify individual companies with cash flow potential that may not be recognized by the market at large. The Subadviser relates present value of each company's forecasted future cash flow to the current price of its stock. The Subadviser ranks companies from the highest expected return to the lowest, with the companies at the top of the ranking being the most undervalued . The Subadviser also looks at a measure of earnings quality. The measure of earnings quality compares changes in the balance-sheet accrual component of reported earnings for each stock to the market average. All else being equal, the Subadviser prefers stocks with lower accruals.

Once the expected return for each stock is calculated, the Subadviser adjusts for timing and concentration risks. Securities are ranked by risk-adjusted expected returns. This calculation takes into account the security's current price relative to its long-term earnings power; whether adding the security to the portfolio will diversify risk; whether the company's earnings quality measures indicate sustainable earnings; and, whether this is the right time to initiate the purchase. The Portfolio typically holds the most attractive securities on that basis at an overweight position. To moderate the tracking error of our deep-value holdings, we also own companies that are the largest in the benchmark. If they are not attractive from a risk-adjusted return basis, the Portfolio will underweight them versus their weight in the benchmark.

The Subadviser may delay the Portfolio's purchase of securities if recent weakness in the stock indicates that the stock price is likely to decline in the near future, and it may delay the Portfolio's sale of securities if recent strength in the stock indicates the stock is likely to rise soon. The Subadviser will control risk by reviewing whether there is undue portfolio exposure to industry sector and other risk factors. The Subadviser will take more risk when unusually large value distortions within the value realm create unusually large opportunities to add returns, and it will take less risk when the opportunities are limited.

The Subadviser also seeks to control risks by correlating the size of initial purchases by the Portfolio to the security's benchmark weighting, within plus or minus 2%. Because the Portfolio invests primarily in stocks, the Portfolio is subject to the risks associated with stock investments, and the Portfolio's share price therefore may fluctuate substantially. The Portfolio's share price will be affected by changes in the stock markets generally, and factors specific to a company or an industry will affect the prices of particular stocks held by the Portfolio (for example, poor earnings, loss of major customers, availability of basic resources or supplies, major litigation against a company, or changes in governmental regulation affecting an industry). The Portfolio's focus on large, more-established companies may mean that its level of risk is lower than a fund investing primarily in smaller companies. Investing in value stocks carries the risks that the market will not recognize the stock's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

Other Investments:
Derivatives. The Portfolio may invest in various instruments that are or may be considered derivatives, including securities index futures contracts and related options. These instruments may be used for several reasons: to simulate full investment in equities while retaining cash for fund management purposes, to facilitate trading, or to reduce transaction costs. The Portfolio will not use derivatives for speculative purposes or to leverage its assets. The Portfolio will limit its use of securities index futures contracts and related options so that, at all times, margin deposits for futures contracts and premiums on related options do not exceed 5% of the Portfolio's assets and the percentage of the Portfolio's assets being used to cover its obligations under futures and options does not exceed 50%.

Temporary Investments. The Portfolio may maintain up to 25% of its assets in short-term debt securities and money market instruments to meet redemption requests. These securities include obligations issued or guaranteed by the U.S. Government or its

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agencies or instrumentalities or by any of the states, repurchase agreements, commercial paper, and certain bank obligations. The Portfolio will not invest in these securities as part of a temporary defensive strategy to protect against potential market declines.

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Growth and Income Portfolios: Investment Objectives & Policies

AST American Century Income & Growth Portfolio

Investment Objective: to seek capital growth and, secondarily, current income.

Principal Investment Policies and Risks:
The Portfolio invests primarily in large capitalization, publicly traded U.S. companies. The Portfolio considers large capitalization companies to be those with a market capitaliztion greatr than $2 billion. To select stocks for purchase, the Subadviser utilizes quantitative management techniques in a two-step process. In the first step, the Subadviser ranks stocks from most attractive to least attractive. This is determined by using a quantitative model that combines measures of at stock's value as well as measures of its growth potential. To measure value, the Subadviser uses ratios of stock price to book value and stock price to cash flow, among others. To measure growth, the Subadviser uses the rate of growth in a company's earnings and changes in its earnings estimates, as well as other factors.

In the second step, the Subadviser uses a technique called portfolio optimization. In portfolio optimization, the Subadviser uses a computer to build a portfolio of stocks from the ranking described above that it believes will provide the optimal balance between risk and expected return. The goal is to create a portfolio that provides better returns than its benchmark without taking on significant additional risk. In building the Portfolio, the Subadviser also attempts to create a dividend yield that will be greater than that of the S&P 500 Index. The Subadviser generally sells stocks from the Portfolio when it believes:

  a stock becomes less attractive relative to other stock opportunities,

  a stock's risk parameters outweigh its return opportunity, and/or specific events alter a stock's prospects.

The Subadviser does not attempt to time the market. Instead, under normal market conditions, it intends to keep the Portfolio essentially fully invested in stocks regardless of the movement of stock prices generally.

Other Investments: When the Subadviser believes that it is prudent, the Portfolio may invest a portion of their assets in foreign securities, debt securities, preferred stock and equity-equivalent securities, such as convertible securities, stock futures contracts or stock index futures contracts. The Portfolio limits its purchase of debt securities to investment grade obligations. Futures contracts, a type of derivative security, can help the Portfolio's cash assets remain liquid while performing more like stocks. The Subadviser has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments. For example, the Subadviser cannot invest in a derivative security if it would be possible for the Portfolio to lose more money than the notional value of the investment.

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AST AllianceBernstein Growth & Income Portfolio

Investment Objective: long-term growth of capital and income.

Principal Investment Policies and Risks:
The Portfolio normally will invest in common stocks (and securities convertible into common stocks). The Subadviser will take a value-oriented approach, in that it will try to keep the Portfolio's assets invested in securities that are selling at reasonable valuations in relation to their fundamental business prospects. In doing so, the Portfolio may forgo some opportunities for gains when, in the judgment of the Subadviser, they are too risky.

In seeking to achieve its objective, the Portfolio invests primarily in the equity securities of U.S. companies that the Subadviser believes are undervalued. The Subadviser believes that, over time, stock prices (of companies in which the Portfolio invests) will come to reflect the companies' intrinsic economic values. The Subadviser uses a disciplined investment process to evaluate the companies in its extensive research universe. Through this process, the Subadviser seeks to identify the stocks of companies that offer the best combination of value and potential for price appreciation.

The Subadviser employs a multifactor valuation model which to seeks to discern the relative attractiveness of individual investment opportunities derived from a universe of substantially large, seasoned, U.S. domiciled companies. The Subadviser utilizes this model to systematically identify equity securities whose current market prices do not reflect what it considers to be their relative intrinsic economic values. In determining a company's relative investment attractiveness, the Subadviser takes into account many fundamental factors it believes bear on the ability of the company to perform in the future, including prospective earnings and cash flow growth, the competitive position of the company, forecast balance sheet strength, and the capital usage decisions of management. The Subadviser then ranks each of the companies in order of their relative attractiveness with companies demonstrating the largest positive disparities deemed to be the most undervalued. In conjunction with AllianceBernstein's fundamental research teams, the U.S. Relative Value team will select from a candidate list of attractively valued stocks (based on our multifactor valuation model) to populate the portfolio with attractively valued securities.

Other Investments: The Portfolio, in addition to investing in common stocks and convertible securities, may write covered call options listed on domestic securities exchanges with respect to securities in the Portfolio. It is not intended for the Portfolio to write covered call options with respect to securities with an aggregate market value of more than 10% of the Portfolio's net assets at the time an option is written. The Portfolio also may purchase and sell forward and futures contracts and related options for hedging purposes. The Portfolio may also invest up to 15% of its net assets (at the time of investment) in foreign securities, and invest in straight bonds and other debt securities.

Temporary Investments. The Portfolio may invest in short-term debt and other high quality fixed-income securities to create reserve purchasing power and also for temporary defensive purposes. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective may be limited.

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Special Equity Portfolios: Investment Objectives & Policies

AST Cohen & Steers Realty Portfolio

Investment Objective: to maximize total return through investment in real estate securities.

Principal Investment Policies and Risks:
The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in securities of real estate related issuers. The Portfolio pursues its investment objective of maximizing total return by seeking, with approximately equal emphasis, capital growth and current income.

Generally, the equity securities of real estate related issuers will consist of:

  common stocks (including shares in real estate investment trusts),

  rights or warrants to purchase common stocks,

  securities convertible into common stocks where the conversion feature represents, in the Subadviser's view, a significant element of the securities' value, and preferred stocks.

Real estate related issuers include companies that derive at least 50% of revenues from the ownership, construction, financing, management or sale of real estate or that have at least 50% of assets in real estate. The Portfolio may invest up to 10% of its total assets in securities of foreign real estate companies.

Real estate companies may include REITs. REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains or losses by selling properties. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

As a fund that invests primarily in equity securities, the Portfolio will be subject to many of the same risks as other equity funds. The Portfolio also will be subject to certain risks related specifically to real estate securities, and may be subject to greater risk and share price fluctuation than other equity funds because of the concentration of its investments in a single industry.

While the Portfolio will not invest in real estate directly, securities of real estate companies may be subject to risks similar to those associated with the direct ownership of real estate. These include risks related to general and local economic conditions, dependence on management skill, heavy cash flow dependency, possible lack of available mortgage funds, overbuilding, extended vacancies of properties, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from environmental problems, casualty or condemnation losses, limitations on rents, and changes in neighborhood values, the appeal of properties to tenants and interest rates.

In general, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. In the event of a default by a borrower or lessee, a REIT may experience delays and may incur substantial costs in enforcing its rights as a mortgagee or lessor.

Non-Diversified Status. The Portfolio is classified as a "non-diversified" investment company under the 1940 Act, which means the Portfolio is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the Portfolio intends to meet certain diversification standards under the Internal Revenue Code that must be met to relieve the Portfolio of liability for Federal income tax if its earnings are distributed to shareholders. As a non-diversified fund, a price decline in any one of the Portfolio's holdings may have a greater effect on the Portfolio's value than on the value of a fund that is more broadly diversified.

Other Investments: The Portfolio may write (sell) put and covered call options and purchase put and call options on securities or stock indices that are listed on a national securities or commodities exchange. The Portfolio may buy and sell financial futures contracts, stock and bond index futures contracts, foreign currency futures contracts and options on the foregoing. The Portfolio may enter into forward foreign currency exchange contracts in connection with its investments in foreign securities. The Portfolio may also enter into short sales, which are transactions in which the Portfolio sells a security it does not own at the time of the sale in anticipation that the market price of the security will decline. The Subadviser expects that the Portfolio will use these techniques on a relatively infrequent basis.

Temporary Investments. When the Subadviser believes that market or general economic conditions justify a temporary defensive

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position, the Portfolio will invest all or a portion of its assets in high-grade debt securities, including corporate debt securities, U.S. government securities, and short-term money market instruments, without regard to whether the issuer is a real estate company. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of maximum total return will be limited. The Portfolio may also invest funds awaiting investment or funds held to satisfy redemption requests or to pay dividends and other distributions to shareholders in short-term money market instruments.

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Asset Allocation Portfolios: Investment Objectives & Policies

AST Academic Strategies Asset Allocation Portfolio

Investment Objective: The investment objective of the Portfolio is to seek long-term capital appreciation. This investment objective is a non-fundamental investment policy of the Portfolio and may be changed by the Board without shareholder approval. No guarantee can be given that the Portfolio will achieve its investment objective, and the Portfolio may lose money.

Principal Investment Policies
The Portfolio will be a multi-asset class fund that pursues both top-down asset allocation strategies and bottom-up selection of securities, investment managers, and mutual funds. Under normal circumstances, it is currently expected that approximately 60% of the Portfolio's assets will be allocated to traditional asset classes and approximately 40% of the Portfolio's assets will be allocated to non-traditional asset classes. Those percentages are subject to change by the Investment Managers.

The overall asset allocation strategy for the Portfolio is determined by QMA and the Investment Managers in consultation with the Consultant, a consultant that has been retained by AST. The assets of the Portfolio may, but are not required to, be allocated among various traditional and non-traditional asset classes and the related investment categories and strategies as shown below.

Traditional Asset Classes
U.S. Large- Cap Equity	Growth Value Core
U.S. Mid-Cap Equity	Growth Value
U.S. Small-Cap Equity	Growth Value Developed Markets Value Emerging Markets
International Equity	Developed Markets Growth International (Un-hedged) Emerging Markets
Fixed-Income	U.S. Investment Grade U.S. High-Yield

Non-Traditional Asset Classes
Real Estate	U.S. Real Estate International Real Estate
Real Return*	Commodities Inflation-Indexed Securities Global Infrastructure
Alternative	Long/Short Market-Neutral Global Tactical Asset Allocation Volatility Income Strategy Hedge Fund Replication Overlay Long/Short Equity Event Driven Distressed Debt Currency Private Equity

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* Real return means the annual percentage return realized on an investment, which is adjusted for changes in prices due to inflation or other external effects. Real return strategies generally seek to provide a return over the rate of inflation.

The Consultant is expected to use academic research on asset allocation along with various quantitative and qualitative research methods to produce a proposed strategic allocation for the Portfolio among the various traditional and non-traditional asset classes and the related investment categories and strategies. QMA and the Investment Managers are then expected to review the proposed strategic allocation from the Consultant. QMA and the Investment Managers will adjust the proposed strategic allocation based upon their own: (i) forward-looking assessment of global macroeconomic, market, financial, currency, security valuation, and other factors and (ii) quantitative and qualitative evaluation of the risks associated with investments in the relevant investment categories and strategies. PI will then: (i) identify other pooled investment vehicles, including, without limitation, open-end or closed-end investment companies, exchange-traded funds, unit investment trusts, domestic or foreign private investment pools (including investment companies not registered under the 1940 Act, such as "hedge funds") (collectively referred to herein as Underlying Portfolios) that may be used as fulfillment options for the specific investment categories or strategies and (ii) establish specific weighted combinations of Underlying Funds that are consistent with the Portfolio's then-current asset allocation. PI will also seek to identify and retain Subadvisers to directly manage all or a portion of the assets that are allocated to a particular investment category or strategy. Under normal circumstances, the Portfolio will invest approximately 65% of its assets in other portfolios of the Trust (collectively, the Underlying Trust Portfolios). The Subadvisers directly manage the remaining 35% of the Portfolio's assets under normal circumstances. Those percentages are subject to change by the Investment Managers and QMA.

PI will monitor the amount of active risk taken within the various investment categories and strategies by conducting holdings-based and returnsbased analyses of the Portfolio's direct and indirect portfolio holdings. QMA and the Investment Managers also expect to meet periodically with the Consultant. QMA and the Investment Managers, in consultation with the Consultant, will seek to opportunistically modify the allocations among the various investment categories and strategies, the Underlying Funds, and the Subadvisers based upon the latest academic research and their ongoing assessment of the above-referenced factors. The extent to which any recommendations from the Consultant are adopted is determined by the Investment Managers and QMA.

Other Investments. As set forth above, it is currently expected that the Portfolio will invest a substantial portion of its assets in Underlying Trust Portfolios. It is currently further expected the Subadvisers will directly manage the remaining portion of the Portfolio's assets. Under the 1940 Act, the Subadvisers may invest Portfolio assets in "securities" (e.g. common stocks, bonds, etc.) and futures contracts, options on futures contracts, swap agreements, and other financial and derivative instruments that are not "securities" within the meaning of the 1940 Act (collectively, Other Investments).

Investments in Traditional Asset Classes. With the exception of the International (Un-Hedged) and Emerging Markets investment categories within the Fixed-Income asset class, it is currently expected that exposure to all of the remaining traditional investment categories will be obtained through investments in Underlying Trust Funds. PIMCO will serve as the Subadviser to the International (Un-Hedged) and Emerging Markets investment categories.

Underlying Trust Funds. The principal investments of the Underlying Trust Funds that are currently expected to be used in connection with the traditional asset classes are described below. Consistent with the investment objectives and policies of the Portfolio, other Underlying Trust Funds from time to time may be added to, or removed from, the list of Underlying Trust Funds that may be used in connection with the Portfolio.

Underlying Trust Fund	Principal Investments	Traditional Investment Category
AST Marsico Capital Growth	Invests primarily in common stocks, with the majority of the Portfolio's assets in large capitalization stocks	Domestic Large- Cap Equity Growth
AST T. Rowe Price Large- Cap Growth	Invests predominantly in the equity securities of a limited number of large, high-quality U.S. companies	Domestic Large- Cap Equity Growth
AST QMA US Equity Alpha	The Portfolio will use a long/short investment strategy. This means the Portfolio shorts a portion of the Portfolio and uses the proceeds of the shorts, or other borrowings, to purchase additional stocks long. Primarily invests at least 80% of its net assets plus borrowings, if any, for investment purposes in equity and equity-related securities of U.S. issuers.	Domestic Large- Cap Equity Core
AST AllianceBernstein Growth & Income	Invests primarily in common stocks that are believed to be selling at reasonable valuations in relation to their fundamental business prospects	Domestic Large- Cap Equity Value

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AST Large-Cap Value	Invests primarily in common stocks and securities convertible into common stocks of large cap companies	Domestic Large- Cap Equity Value
AST Neuberger Berman Mid-Cap Growth	Invests primarily in common stocks of medium capitalization companies	Domestic Mid-Cap Equity Growth
AST Mid-Cap Value	Invests primarily in mid capitalization stocks that appear to be undervalued	Domestic Mid-Cap Equity Value
AST Federated Aggressive Growth	Invests primarily in the stocks of small companies that are traded on national exchanges, NASDAQ stock exchange and the over-the-counter market	Domestic Small- Cap Equity Growth
AST Small-Cap Value	Invests primarily in stocks and equity-related securities of small capitalization companies that appear to be undervalued	Domestic Small- Cap Equity Value
AST International Growth	Invests primarily in equity securities of foreign companies	International Equity: Developed Markets Growth
AST International Value	Invests primarily in equity securities of foreign companies	International Equity: Developed Markets Value
AST Parametric Emerging Markets Equity	Invests primarily in equity securities of issuers located in emerging market countries or included (or considered for inclusion) as emerging market issuers in one or more broad-based market indices.	International Equity: Emerging Markets
AST PIMCO Total Return Bond	Invests primarily in fixed-income securities of varying maturities	Domestic Investment Grade Fixed-Income
AST Western Asset Core Plus Bond	Invests primarily in a portfolio of fixed-income and debt securities of various maturities	Domestic Investment Grade Fixed-Income
AST PIMCO Limited Maturity Bond	Invests primarily in fixed-income securities of varying maturities, so that the Portfolio's expected average duration will be from one to there years.	Domestic Investment Grade Fixed-Income
AST High Yield	Invests primarily in fixed-income investments that, at the time of purchase, are rated below investment grade	High-Yield Debt
Taxable Money Market Series of Dryden Core Investment Fund	Invests primarily in short-term money market instruments issued by the U.S. Government, its agencies and instrumentalities, commercial paper, asset-backed securities, funding agreements, variable rate demand notes, bills, notes and other obligations issued by banks, corporations and other companies, and obligations issued by foreign banks, companies or governments	Money Market

International Fixed-Income (Un-Hedged) (PIMCO).Under normal circumstances, PIMCO will invest at least 80% of the net assets attributable to this investment category in fixed income instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. PIMCO will select the foreign country and currency compositions for this investment category based on an evaluation of various factors, including, but not limited to relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The average duration of the assets attributable to this investment category will normally vary within two years (plus or minus) of the duration of the JPMorgan GBI Global ex-U.S. FX NY Index Unhedged in USD. PIMCO will invest primarily in investment grade debt securities but may invest up to 10% of the total assets attributable to this investment category in high yield securities (also referred to as "junk bonds") rated B or higher by Moody's Investors Service Inc. (Moody's), or equivalently rated by Standard Poor's (S&P) or Fitch Ratings Ltd. (Fitch), or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 15% of the total assets attributable to this investment category in securities and instruments that are economically tied to emerging market countries. For purposes of this investment category, an emerging market country shall be any country defined as an emerging or developing economy by the World Bank or its related organizations, or the United Nations or its authorities, or if the country is considered an emerging market country for purposes of constructing emerging markets indices. PIMCO may

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concentrate the assets attributable to this investment category in a relatively small number of issuers. Also, PIMCO may invest up to 10% of the total assets attributable to this investment category in preferred stocks.

Emerging Markets Fixed-Income (PIMCO). For purposes of this investment category, an emerging market country shall be any country defined as an emerging or developing economy by the World Bank or its related organizations, or the United Nations or its authorities, or if the country is considered an emerging market country for purposes of constructing emerging markets indices. Under normal circumstances, PIMCO will invest at least 80% of the net assets attributable to this investment category in fixed income instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Such instruments may be denominated in non- U.S. currencies and the U.S. dollar. The average duration of the assets attributable to this investment category will normally vary within two years (plus or minus) of the duration of the JPMorgan Emerging Markets Bond Index. PIMCO will emphasize countries with relatively low gross national product per capita and with the potential for rapid economic growth. PIMCO will select the country and currency composition for this investment category based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors PIMCO believes to be relevant. PIMCO likely will concentrate the investment of assets attributable to this investment category in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. Also, PIMCO may invest up to 10% of the total assets attributable to this investment category in preferred stocks.

PIMCO may invest all of the assets attributable to this investment category in "junk bonds", subject to a maximum of 15% of such total assets in securities rated below B by Moody's, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may concentrate the assets attributable to this investment category in a relatively small number of issuers.

Investments in Non-Traditional Asset Classes. With the exception of the U.S. Real Estate and International Real Estate investment categories within the Real Estate asset class, it is expected that exposure to the remaining non-traditional investment categories will be obtained primarily through the allocation of Portfolio assets to certain Subadvisers. Consistent with the investment objectives and policies of the Portfolio, Underlying Funds from time to time may be added to, or removed from, the Portfolio's list of available investment options.

Real Estate. As of January 31, 2009, exposure to the U.S. real estate and international real estate investment categories will be obtained through investments in the AST Cohen Steers Real Estate Portfolio and the AST Global Real Estate Portfolio, respectively. The principal investments of these Underlying Trust Funds are described below.

Underlying Trust Fund	Principal Investments	Traditional Investment Category
AST Cohen & Steers Real Estate	Invests primarily in equity securities of real estate companies	Domestic Real Estate
AST Global Real Estate	Invests primarily in equity securities of real estate companies on a global basis	Global Real Estate

The Investment Managers have retained the Subadvisers listed below to directly manage the assets allocated to the indicated nontraditional investment categories and strategies.

Subadvisers	Investment Categories and Strategies
Prudential Bache Asset Management (Bache)	Commodities
Pacific Investment Management Company LLC (PIMCO)	Inflation-Indexed Securities
International Fixed- Income (Un-Hedged)
Emerging Markets Fixed-Income
Jennison Associates LLC (Jennison)	Global Infrastructure
QMA	Long/Short Market Neutral
Overlay
Mellon Capital Management Corporation (Mellon Capital)	Global Tactical Asset Allocation
Volaris Volatility Management Group, a unit of Credit Suisse Securities (USA) LLC (Volaris)	Volatility Income
First Quadrant, L.P.	Global Macro

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AlphaSimplex Group LLC	Hedge Fund Replication

Commodities (Bache). Bache will seek to track the performance of the Bache Commodity IndexSM (the BCISM), a dynamic, long-only measure of the price behavior of various commodities traded in major exchanges worldwide. The primary objective of the BCISM is to provide broadbased exposure to global commodity markets. There are additional objectives of the BCI'sSM dynamic asset allocation methodology.

The first of these additional objectives is to provide broad, long-term diversified exposure to individual commodities within each major commodity sector (i.e., energy, metals, and agriculture) consistent with their overall importance to that sector as well as their market liquidity. The second additional objective is to ensure that the BCISM does not become dominated by a single commodity sector or by several commodities within a commodity sector. This is accomplished by employing upper and lower bounds on the market and commodity weights, and by frequent rebalancings of the weights of the individual commodities that comprise the BCISM . The third objective is to moderate the volatility inherent in the major commodity market sectors. This is accomplished by considering the optimized weights derived from the riskreturn profiles of mean-variance efficient portfolios that can be created with the three major commodity sectors. Additional risk reduction factors considered in the BCISM methodology include systematically: (i) reducing near-term exposure to commodity markets that are experiencing price declines and increasing allocations to cash and cash equivalents and (ii) reducing the pricing impact that BCISM -linked investment products will have on the underlying commodity markets. This is accomplished through a precise roll methodology. Lastly, given the dynamic nature of commodity markets, overall construction of the BCISM is monitored by an advisory committee. The advisory committee, which meets annually (and otherwise as necessary), may recommend changes in BCISM components as well as its methodology. The methodology of, and intellectual property rights in, the Bache Commodity IndexSM are proprietary to, and owned by, PFDS Holdings, LLC, a Prudential Financial company.

Inflation-Indexed Securities (PIMCO). Under normal circumstances, PIMCO will invest at least 80% of the net assets attributable to this investment category in inflation-indexed bonds of varying maturities issued by the U.S. government and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of fixed income instruments. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. "Real return" equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. Effective duration takes into account that for certain bonds expected cash flows will fluctuate as interest rates change and is defined in nominal yield terms, which is market convention for most bond investors and managers. Durations for real return bonds, which are based on real yields, are converted to nominal durations through a conversion factor, typically between 20% and 90% of the respective real duration. All security holdings will be measured in effective (nominal) duration terms. Similarly, the effective duration of the Barclays Capital U.S. TIPS Index will be calculated using the same conversion factors. The effective duration of the assets attributable to this investment category will normally vary within three years (plus or minus) of the duration of the Barclays Capital U.S. TIPS Index.

PIMCO will invest the assets attributable to this investment category primarily in investment grade securities, but may invest up to 10% of the total assets attributable to this investment category in high yield securities ("junk bonds") rated B or higher by Moody's, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. PIMCO also may invest up to 80% of the total assets attributable to this investment category in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. PIMCO may invest up to 10% of the total assets attributable to this investment category in securities and instruments that are economically tied to emerging market countries. PIMCO will normally limit the foreign currency exposure (from non- U.S. dollar-denominated securities or currencies) for this investment category to 20% of its total assets. PIMCO may concentrate the assets attributable to this investment category in a relatively small number of issuers.

PIMCO may all of the assets attributable to this investment category in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. PIMCO may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). Also, PIMCO may invest up to 10% of the total assets attributable to this investment category in preferred stocks.

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Global Infrastructure (Jennison). The Jennison Global Infrastructure strategy is a multi-cap, core strategy with an absolute return focus. This strategy focuses on investments in infrastructure companies and infrastructure-related companies located throughout the world. Infrastructure companies are involved in providing the foundation of basic services, facilities and institutions upon which the growth and development of a community depends. Infrastructure-related companies include wireless telecom firms that may or may not own the tower and companies involved in transport (shipping and trucking), construction, equipment manufacturing, and materials and aggregates. Assets held by infrastructure companies and infrastructure-related companies may include toll roads, airports, rail track, shipping ports, telecom infrastructure, hospitals, schools and utilities such as electricity, gas distribution networks and water. While Jennison believes its proprietary, fundamental research is critical for successful stock selection, Jennison also focuses on macroeconomic trends that may affect the companies in which it invests.

Long/Short Market Neutral (QMA). QMA's Long/Short Market Neutral strategy will use an objective, quantitative approach designed to exploit persistent mispricings among stocks and other related securities. The objective of this investment strategy is to provide consistent performance that is uncorrelated with the performance of the stock market. The portfolio holdings for this investment strategy will consist primarily of a broad universe of stocks. In general, this investment strategy will have long positions in companies that QMA deems relatively attractive and short positions in companies that QMA deems relatively unattractive, while also managing the overall risk of the assets attributable to this investment strategy.

Global Tactical Asset Allocation (Mellon Capital). This investment strategy will seek total return. To pursue this goal, Mellon Capital will normally utilize long and short positions in futures, options, or forward contracts to achieve timely and cost-effective investment exposure to global equity, bond, and currency markets, and in fixed-income securities. Mellon Capital will focus its investments among the major developed capital markets of the world, such as the U.S., Canada, Japan, Australia, and Western Europe. Mellon Capital will ordinarily invest in at least three countries. Although this strategy will focus on the world's major developed capital markets, Mellon Capital may invest up to 20% of the assets attributable to this investment strategy in emerging markets countries. Mellon Capital also will invest in fixed-income securities, such as bonds, notes and money market instruments, to provide exposure to bond markets and for liquidity and income.

Mellon Capital's portfolio management team will seek to deliver alpha by applying a systematic, quantitative investment approach designed to identify and exploit relative misvaluations across and within global capital markets. Alpha is a measure of the risk-adjusted performance of an investment that factors in the individual risk of the security and not overall market risk. Alpha is often described as "stock specific return." Active investment decisions to take long or short positions in individual country, equity, bond, and currency markets are driven by this quantitative investment process and seek to capitalize on alpha generating opportunities within and among the major developed capital markets of the world. Mellon Capital's portfolio management team will analyze the valuation signals and estimate the expected returns from distinct sources of alpha—country equity markets, country bond markets, stock versus bond markets, and currency allocation—to construct a portfolio of long and short positions allocated across individual country, equity, bond, and currency markets. Because there is generally no limitation as to the amount of assets that are required to be invested in any one asset class, the holdings for this investment strategy generally will not have the same characteristics as the benchmark index that Mellon Capital will generally use to evaluate investment performance.

Volatility Income (Volaris). This is an alternative investment strategy that seeks to generate volatility alpha from the persistent premium of index implied volatility relative to subsequent realized volatility. The strategy involves managing a diversified portfolio of option combinations consisting of long and short calls and puts. The combinations result in cash inflow with short options generating income and long options controlling risk. Positions are actively managed to mitigate sensitivity to market movements within acceptable risk tolerances. Volaris maintains strict risk controls to aid in the active management of the open positions in order to opportunistically reduce risk and/or increase returns in the strategy.

Global Macro (First Quadrant). This is an absolute return strategy that seeks to add value through a risk controlled, disciplined, active quantitative investment process. The strategy invests in five independent alpha categories (comprised of 24 uncorrelated strategies) that are long/short and span a wide variety of asset classes. Global Macro tactically allocates risk between the different categories of the strategy to take advantage of inefficiencies when there is the greatest opportunity for gains.

The five alpha-categories are:

  Global Asset Class Selection

  Stock Country Selection

  Bond Country Selection

  Currency Selection

  Volatility Management

Hedge Fund Replication (AlphaSimplex).AlphaSimplex seeks to achieve long and short exposure to global equity, bond, currency and commodity markets through a wide range of derivative instruments and direct investments. Under normal market conditions, AlphaSimplex typically will make extensive use of derivative instruments, in particular futures and forward contracts on global equity

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and fixed-income securities, securities indices (including both broad- and narrow-based securities indices), currencies, commodities and other instruments. These investments are intended to provide risk and return characteristics similar to those of a diversified portfolio of hedge funds.

AlphaSimplex seeks to generate absolute returns over time rather than track the performance of any particular index of hedge fund returns. In selecting investments, AlphaSimplex uses quantitative models to estimate the market exposures that drive the aggregate returns of a diverse set of hedge funds. These market exposures may include, for example, exposures to the returns of stocks, fixed-income securities (including U.S. and non-U.S. government securities), currencies and commodities. In estimating these market exposures, AlphaSimplex analyzes the returns of hedge funds included in one or more commercially available databases (for example, the Lipper TASS hedge fund database), and seeks to use a variety of derivative instruments to capture such exposures in the aggregate while adding value through dynamic allocation among market exposures and volatility management. AlphaSimplex will have great flexibility to allocate the strategy's derivatives exposure among various securities, indices, currencies, commodities and other instruments, and the amount of the assets that may be allocated to derivative strategies and among these various instruments is expected to vary over time. Whereas AlphaSimplex will not invest directly in hedge funds, it may invest in non-U.S. securities and instruments and securities and instruments traded outside the United States and expects to engage in non-U.S. currency transactions.

AlphaSimplex may engage in active and frequent trading of securities and other instruments. Frequent trading may produce high transaction costs, which may lower the strategy's return. As a temporary defensive measure, AlphaSimplex may hold any portion of its assets in cash and/or invest in money market instruments or high quality debt securities and take other defensive positions as it deems appropriate. AlphaSimplex may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal.

Overlay (QMA). Up to approximately 10% of the Portfolio's net assets will be allocated to the Overlay investment category subadvised by QMA. Up to approximately 5% of the assets attributable to this investment category will be used to take long and short positions in ETFs, exchange-traded notes, various futures contracts and other publicly-traded securities. QMA will analyze the publicly available holdings of the Portfolio and use a top-down approach to establish long and short tactical allocations among various components of the capital markets, including equities, fixed-income, and non-traditional assets. As such, this portion of the Overlay investment category is intended to function as an overlay for the entire Portfolio. The remaining assets attributable to this investment category may be allocated to: (i) index futures, other futures contracts, ETFs, and options thereon to provide liquid exposure to their respective equity and fixed-income benchmark indices and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions and any variation margin calls with respect to the futures contracts.

It is currently expected that exposure to some or all of the remaining non-traditional investment categories and strategies will be obtained through investments in Underlying Non-Prudential Portfolios. A general description of funds that pursue these types of investment strategies is provided below. The Investment Managers from time to time may: (i) seek exposure to additional non-traditional investment categories or strategies or (ii) retain additional Subadvisers to directly manage Portfolio assets to gain exposure to the then-available non-traditional investment categories or strategies. The Trust may, with Board approval, enter into or amend agreements with unaffiliated Subadvisers without shareholder approval pursuant to an exemptive order received by the Investment Managers and the Trust.

Long/Short Equity. Long/Short Equity funds invest on both long and short sides of equity markets, generally focusing on diversifying or hedging across particular sectors, regions, or market capitalizations. Fund managers generally have the flexibility to shift from value to growth investment styles; small to medium to large capitalization stocks; and net long to net short positions. Fund managers can also trade equity futures and options as well as equity related securities and debt or build portfolios that are more concentrated in sectors and/or industries than traditional long-only equity funds. Long/Short Equity funds generally tend to be more exposed to market risk (i.e., have a higher beta) than Long/Short Market Neutral funds.

Event Driven. Event Driven funds invest in various asset classes and seek to profit from the potential mispricing of securities related to a specific corporate or market event. Such events may include: mergers, bankruptcies, financial or operational stress, restructurings, asset sales, recapitalizations, spin-offs, litigation, regulatory and legislative changes as well as other types of corporate events. Event Driven funds can invest in equities, fixed-income instruments (e.g., investment grade debt, high-yield debt, bank debt, and convertible debt) options and various other derivatives. Many fund managers use a combination of strategies and adjust exposures based on the opportunity sets in each sub-sector.

Distressed Debt.Event Driven funds that focus on distressed situations invest across the capital structure of companies subject to financial or operational distress or bankruptcy proceedings. Such distressed securities tend to trade at substantial discounts to intrinsic value due to difficulties in assessing their proper value, lack of research coverage, or an inability of traditional investors to continue holding them. This strategy is generally long-biased in nature, but fund managers may take outright long, hedged, or

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outright short positions. The managers of distressed debt funds typically attempt to profit on the issuer's ability to improve its operation or the success of the bankruptcy process that ultimately leads to an exit strategy.

Currencies. Currency funds make investments that provide long and/or short exposure to selected currencies, including the U.S. dollar. These funds may actually hold currencies or gain long or short exposure to currencies through the use of options contracts and Other Investments.

Private Equity. Private equity funds make investments in private companies (or private investments in public companies) in connection with the organization or restructuring of companies, including so-called leveraged buy-outs and management buy-outs.

Investments in Underlying Portfolios. Under normal conditions, the Portfolio will invest approximately 65% of its assets in Underlying Trust Funds. An additional portion of the Portfolio's may be invested in Underlying Trust Funds and Underlying Non-Prudential Funds to the extent the Investment Managers and QMA would like to gain exposure to certain asset classes or investment strategies but the Investment Managers have not retained a Subadviser to directly manage Portfolio assets for those asset classes or investment strategies.

Strategic Allocations and Asset Allocation Ranges. Under normal circumstances, the Portfolio's assets agre generally allocated in accordance with the strategic allocations and approximate asset allocation ranges set forth in the table below. Such strategic allocations and asset allocation ranges are approximate and subject to change from time to time.

Investment Category	Minimum Exposure	Strategic Allocation	Maximum Exposure
Domestic Equity	10%	20%	30%
International Equity	10%	20%	30%
Fixed-Income	20%	25%	35%
Real Estate	0%	10%	20%
Commodities	5%	10%	15%
Alternative Investments	5%	15%	25%

AST Dynamic Asset Allocation Portfolios:

AST Balanced Asset Allocation Portfolio
AST Capital Growth Asset Allocation Portfolio
AST Preservation Asset Allocation Portfolio

Investment Objective: The investment objective of each Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance.

The investment objective and the definition of risk tolerance level are not fundamental policies for any of the Dynamic Asset Allocation Portfolios and, therefore, can be changed by the Board of Trustees of the Fund at any time. The current relative risk tolerance level for each of the Dynamic Asset Allocation Portfolios may be summarized as set forth below:

Principal Investment Policies and Risks.Each of the Dynamic Asset Allocation Portfolios is a "fund of funds." That means that each Dynamic Asset Allocation Portfolio invests primarily in one or more mutual funds in accordance with its own asset allocation strategy. Other mutual funds in which in which one of the Dynamic Asset Allocation Portfolios may invest are collectively referred to as the "Underlying Portfolios." Consistent with the investment objectives and policies of the Dynamic Asset Allocation Portfolios, other mutual funds may from time to timebe added to, or removed from, the list of Underlying Portfolios that may be used in connection with the Dynamic Asset Allocation Portfolios. Currently, the only Underlying Portfolios in which the Dynamic Asset

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Allocation Portfolios invest are other Portfolios of the Trust and certain money market funds advised by an Investment Manager or one of its affiliates.

Investment Process. The asset allocation strategy for each Dynamic Asset Allocation Portfolio is determined by PI and QMA. As a general matter, QMA begins by constructing a neutral allocation for each Dynamic Asset Allocation Portfolio. Each neutral allocation initially divides the assets for the corresponding Dynamic Asset Allocation Portfolio across three broad-based securities benchmark indexes. These three benchmark indexes are the Russell 3000 Index, the MSCI EAFE Index, and the Barclays Capital U.S. Aggregate Bond Index. The Russell 3000 Index measures the performance of the approximately 3000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The MSCI EAFE Index consists of almost 1,000 stocks in 21 countries outside North and South America, and represents approximately 85% of the total market capitalization in those countries. The Barclays Capital U.S. Aggregate Bond Index covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of securities that have at least 1-year until final maturity and that are registered with the Securities and Exchange Commission. This index generally includes U.S. government securities, mortgage-backed securities, asset-backed securities, and corporate securities but generally excludes municipal bonds, bonds with equity-type features (e.g., warrants, convertibility, etc.), private placements, floating-rate issues, and inflation-linked bonds. Generally, the neutral allocation for the more aggressive Dynamic Asset Allocation Portfolios will emphasize investments in the equity asset class while the neutral allocation for the more conservative Dynamic Asset Allocation Portfolios will emphasize investments in the debt/money market asset class. The selection of specific combinations of Underlying Portfolios for each Portfolio generally will be determined by PI. PI will employ various quantitative and qualitative research methods to establish weighted combinations of Underlying Portfolios that are consistent with the neutral allocation for each Portfolio. QMA will then perform its own forward-looking assessment of macroeconomic, market, financial, security valuation, and other factors. As a result of this assessment, QMA will further adjust the neutral allocation and the preliminary Underlying Portfolio weights for each Portfolio based upon its views on certain factors, including, but not limited to, the following:

  asset class (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on equity or debt securities)

  geographic focus (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on domestic or international issuers)

  investment style (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on securities with value, growth, or core characteristics)

  market capitalization (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on small-cap, mid-cap, or large-cap issuers); and

  "off-benchmark" factors (e.g., add exposure to asset sub-classes or investment categories generally not captured in the neutral allocation such as real estate, natural resources, global bonds, limited maturity bonds, high-yield bonds (also referred to as "junk bonds"), or cash.

Generally, PI and QMA currently expect that the assets of the Dynamic Asset Allocation Portfolios will be invested as set forth in the table below.

Portfolio	Approximate Net Assets Allocated to Underlying Portfolios Investing Primarily in Equity Securities	Approximate Net Assets Allocated to Underlying Portfolios Investing Primarily in Debt Securities and Money Market Instruments

AST Aggressive Asset Allocation Portfolio	100% (Generally range from 92.5%-100%)	0% (Generally range from 0-7.5%)
AST Capital Growth Asset Allocation Portfolio	75% (Generally range from 67.5%-80%)	25% (Generally range from 20.0%-32.5%)
AST Balanced Asset Allocation Portfolio	60% (Generally range from 52.5%-67.5%)	40% (Generally range from 32.5%-47.5%)
AST Preservation Asset Allocation Portfolio	35% (Generally range from 27.5%-42.5%)	65% (Generally range from 57.5%-72.5%)

PI and QMA currently expect that any changes to the asset allocation and Underlying Portfolio weights will be effected within the above-referenced ranges. Consistent with each Dynamic Asset Allocation Portfolio's principal investment policies, PI and QMA may, however, change the asset allocation and Underlying Portfolio weights both within and beyond such above-referenced ranges at any time in their sole discretion. In addition, PI and QMA may, at any time in their sole discretion, rebalance a Dynamic Asset Allocation Portfolio's investments to cause its composition to match the asset allocation and Underlying Portfolio weights. Although PI and AST Investment serve as the Manager of the Underlying Portfolios, the day-to-day investment management of the Underlying Portfolios is the responsibility of the relevant Subadvisers.

Other Investments.The Dynamic Asset Allocation Portfolios are not limited to investing exclusively in shares of the Underlying Portfolios. Each of these portfolios is now permitted under current law to invest in "securities" as defined under the Investment Company Act of 1940 (the "1940 Act"). Under the 1940 Act and SEC exemptive relief, these Portfolios (among others) may invest in "securities" (e.g. common stocks, bonds, etc.) and futures contracts, options on futures contracts, swap agreements, and other

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financial and erivative instruments that are not "securities" within the meaning of the 1940 Act (collectively, Other Investments). Up to approximately 5% of each Portfolio's net assets will be allocated to: (i) index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed-income benchmark indices and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions and any variation margin calls with respect to the futures contracts. This Portfolio may also invest in ETFs for additional exposure to relevant markets.

Temporary Investments. Up to 100% of a Dynamic Asset Allocation Portfolio's assets may be invested temporarily in cash or cash equivalents and the Dynamic Asset Allocation Portfolio may otherwise deviate from its customary investment strategies in response to extraordinary adverse political, economic, financial, or stock market events. Temporary investments may include U.S. or foreign government obligations, commercial paper, bank obligations, and repurchase agreements. While a Dynamic Asset Allocation Portfolio is in a defensive position, the opportunity to achieve its investment objective will be limited. Shares of the Underlying Portfolios may be sold for a variety of reasons, such as to effect a change in strategic and Underlying Portfolio allocations, to secure gains, to limit losses, or to re-deploy assets to more promising opportunities.

Principal Risks. The Underlying Portfolio shares in which the Dynamic Asset Allocation Portfolios invest have risks, and the value of those shares will fluctuate. As a result, the performance of a Dynamic Asset Allocation Portfolio depends on how its assets are allocated and reallocated among the Underlying Portfolios and the performance of those Underlying Portfolios. A principal risk of investing in each Dynamic Asset Allocation Portfolio is that the Investment Managers will make less than optimal decisions regarding allocation of assets in the Underlying Portfolios. Because each of the Dynamic Asset Allocation Portfolios generally invests all of its assets in Underlying Portfolios, the risks associated with each Dynamic Asset Allocation Portfolio are closely related to the risks associated with the securities and other investments held by the applicable Underlying Portfolios. The ability of each Dynamic Asset Allocation Portfolio to achieve its investment objective will depend on the ability of the Underlying Portfolios to achieve their investment objectives.

Some of these risks related to the Underlying Portfolios include, but are not limited to, the risks set forth below. Equity securities may decline because the stock market as a whole declines, or because of reasons specific to a company, such as disappointing earnings or changes in its competitive environment. In addition, a Dynamic Asset Allocation Portfolio's level of risk will increase if a significant portion of such Portfolio's assets are allocated to investment in securities of small and medium capitalization companies. The AST Aggressive Asset Allocation Portfolio, the AST Capital Growth Asset Allocation Portfolio, and AST Balanced Asset Allocation Portfolio will be particularly subject to the above-referenced risks because each of them will have significant exposure to Underlying Portfolios that invest primarily in equity securities. Any fixed-income allocation of a Dynamic Asset Allocation Portfolio may be subject to changes in market interest rates and changes in the credit quality of specific issuers. In addition, significant exposure to fixed income securities with intermediate to long maturities could subject a Dynamic Asset Allocation Portfolio to the risk of substantial declines in such Portfolio's share price when there are significant changes in market interest rates. A Dynamic Asset Allocation Portfolio's level of risk will increase if a significant portion of such Portfolio's assets are allocated to investment in lower-rated high yield bonds (also commonly known as "junk bonds") or in foreign securities. The AST Balanced Asset Allocation Portfolio and the AST Preservation Asset Allocation Portfolio will be particularly subject to the above-referenced risks because each of them will have significant exposure to Underlying Portfolios that invest primarily in fixed-income securities.

For additional information about the risks involved with investing in mutual funds, see this Prospectus under "Risk/Return Summary—Principal Risks."

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Fixed Income: Inv Objectives and Policies

AST T. Rowe Price Global Bond Portfolio

Investment Objective: to provide high current income and capital growth by investing in high-quality, foreign and U.S. dollar-denominated bonds.

Prinicpal Investment Policies and Risks:
The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in fixed income securities. The 80% investment requirement applies at the time the Portfolio invests its assets. To achieve its objectives, the Portfolio intends to invest primarily in all types of bonds including those issued or guaranteed by the U.S. or foreign governments or their agencies and by foreign authorities, provinces and municipalities as well as investment grade corporate bonds and mortgage-related and asset-backed securities and high yield bonds of U.S. and foreign issuers.

The Portfolio may also invest in convertible securities and corporate commercial paper; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or "indexed" securities, event-linked bonds and bank debt and loan participations; delayed portfolio loans and revolving credit securities; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by federal, state or local governments and their agencies and government-sponsored enterprises; obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities.

The Portfolio seeks to moderate price fluctuation by actively managing its maturity structure and currency exposure. The Subadviser bases its investment decisions on fundamental market factors, currency trends, and credit quality. The Portfolio generally invests in countries where the combination of fixed-income returns and currency exchange rates appears attractive, or, if the currency trend is unfavorable, where the Subadviser believes that the currency risk can be minimized through hedging. The Portfolio's high-quality bonds must, at the time of purchase, have received an investment-grade rating from at least one rating agency (or if unrated, must have a Subadviser equivalent rating) but could be rated below investment-grade by other agencies. Such bonds are called "split-rated"). Although the Portfolio expects to maintain an intermediate-to-long weighted average maturity, there are no maturity restrictions on the overall portfolio or on individual securities. The Portfolio may and frequently does engage in foreign currency transactions such as forward foreign currency exchange contracts, hedging its foreign currency exposure back to the dollar or against other foreign currencies ("cross-hedging"). The Subadviser also attempts to reduce currency risks through diversification among foreign securities and active management of currency exposures. The Subadviser may use foreign forward currency contracts ("forwards") to hedge the risk to the Portfolio when foreign currency exchange rate movements are expected to be unfavorable to U.S. investors. The Subadviser may use forwards in an effort to benefit from a currency believed to be appreciating in value versus other currencies. The Subadviser may also invest in currencies or forwards in cases where the Portfolio does not hold bonds denominated in that currency, for example, in situations where the Subadviser wants currency exposure to a particular market but believes that the bonds are unattractive. Under certain circumstances, the Subadviser may commit a substantial portion of the Portfolio to currencies and forwards If the Subadviser's forecast of currency movements proves wrong, this investment activity may cause a loss. Also, for emerging markets, it is often not possible to hedge the currency risk associated with emerging market bonds because their currency markets are not sufficiently developed.

The Portfolio may also invest up to 20% of its assets in the aggregate in below investment-grade, high-risk bonds ("junk bonds") and emerging market bonds. Some emerging market bonds, such as Brady Bonds, may be denominated in U.S. dollars. In addition, the Portfolio may invest up to 30% of its assets in mortgage-related (including mortgage-dollar rolls and derivatives, such as collateralized mortgage obligations and stripped mortgage securities) and asset-backed securities.

Like any fixed income fund, the value of the Portfolio will fluctuate in response to changes in market interest rates and the credit quality of particular companies. International fixed income investing, however, involves additional risks that can increase the potential for losses. These additional risks include varying stages of economic and political development of foreign countries, differing regulatory and accounting standards in non-U.S. markets, and higher transaction costs. Because a substantial portion of the Portfolio's investments are denominated in foreign currencies, exchange rates are also likely to have a significant impact on total Portfolio performance. For example, a rise in the U.S. dollar's value relative to the Japanese yen will decrease the U.S. dollar value of a Japanese bond held in the Portfolio, even though the price of that bond in yen remains unchanged. Therefore, because of these currency risks and the risks of investing in foreign securities generally, the Portfolio will involve a greater degree of risk and share price fluctuation than a fund investing primarily in domestic fixed income securities, but ordinarily will involve less risk than a fund investing exclusively in foreign fixed income securities. In addition, the Portfolio's focus on longer maturity bonds will tend to cause greater fluctuations in value when interest rates change. The Portfolio's investments in mortgage-related and asset-backed securities could further result in increased volatility, as these securities are sensitive to interest rate changes. Further, these securities carry

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special risks in the event of declining interest rates, which would cause prepayments to increase, and the value of the securities to decrease.

Types of Debt Securities. The Portfolio's investments in debt securities may include securities issued or guaranteed by the U.S. and foreign governments, their agencies, instrumentalities or political subdivisions, securities issued or guaranteed by supranational organizations (e.g., European Investment Bank, InterAmerican Development Bank or the World Bank), bank or bank holding company securities, foreign and domestic corporate debt securities, and commercial paper.

The Portfolio may invest in zero coupon securities, which are securities that are purchased at a discount from their face value, but that do not make cash interest payments. Zero coupon securities are subject to greater fluctuation in market value as a result of changing interest rates than debt obligations that make current cash interest payments.

The Portfolio may invest in Brady Bonds, which are used as a means of restructuring the external debt burden of certain emerging countries. Even if the bonds are collateralized, they are often considered speculative investments because of the country's credit history or other factors. The Portfolio may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the Trust's expenses, shareholders will also indirectly bear similar expenses of such trusts.

The Portfolio from time to time may invest in debt securities convertible into equities.

Non-diversified Investment Company. The Portfolio intends to select its investments from a number of country and market sectors, and intends to have investments in securities of issuers from a minimum of three different countries (including the United States). However, the Portfolio is considered a "nondiversified" investment company for purposes of the Investment Company Act of 1940. As such, the Portfolio may invest more than 5% of its assets in the fixed-income securities of individual foreign governments. The Portfolio generally will not invest more than 5% of its assets in any individual corporate issuer, except with respect to certain short-term investments. As a nondiversified fund, a price decline in any one of the Portfolio's holdings may have a greater effect on the Portfolio's value than on the value of a fund that is more broadly diversified.

Other Investments:
Swap Agreements. The Portfolio may enter into interest rate, index, total return, credit default and currency exchange rate swap agreements for the purposes of attempting to obtain a desired return at a lower cost than if the Portfolio had invested directly in an instrument that yielded the desired return or for the purpose of hedging a portfolio position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a "notional amount," i.e., a specified dollar amount that is hypothetically invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or "cap"; interest floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Under most swap agreements entered into by the Portfolio, the parties' obligations are determined on a "net basis." Consequently, the Portfolio's obligations (or rights) under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party.

There are risks in the use of swaps. Whether the Portfolio's use of swap agreements will be successful will depend on the sub-advisor's ability to predict that certain types of investments are likely to produce greater returns than other investments. Interest rate and currency swaps could result in losses if interest rate or currency changes are not correctly anticipated. Total return swaps could result in losses if the reference index, security or investments do not perform as anticipated. Credit default swaps could result in losses if the sub-advisor does not correctly evaluate the creditworthiness of the company on which the credit default swap is based. Moreover, the Portfolio may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The Portfolio will not enter into a swap agreement with any single counterparty if the net amount owed or to be received under existing contracts with that party would exceed 5% of total assets, or if the net amount owed or to be received by the Portfolio under all outstanding swap agreements will exceed 10% of total assets.

The Portfolio may buy and sell futures contracts (and related options) for a number of reasons including: to manage exposure to changes in interest rates, securities prices and currency exchange rates; as an efficient means of adjusting overall exposure to certain markets; to earn income; to protect the value of portfolio securities; and to adjust the portfolio's duration. The Portfolio may purchase

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or write call and put options on securities, financial indices, and foreign currencies. The Portfolio may invest up to 10% of its total assets in hybrid instruments, which combine the characteristics of futures, options and securities.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, adjust the Portfolio's average maturity, duration, or credit quality, or re-deploy assets into more promising opportunities.

Temporary Investments. To protect against adverse movements of interest rates, the Portfolio may invest without limit in short-term obligations denominated in U.S. and foreign currencies such as certain bank obligations, commercial paper, short-term government and corporate obligations, repurchase agreements and money market mutual funds managed by the Subadviser. Cash reserves also provide flexibility in meeting redemptions and paying expenses. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of high current income and capital growth may be limited.

AST Lord Abbett Bond-Debenture Portfolio

Investment Objective: to seek high current income and the opportunity for capital appreciation to produce a high total return.

Principal Investment Policies and Risks:
The Portfolio has a non-fundamental policy of investing, under normal circumstances, at least 80% of the value of its assets in fixed income securities. The 80% investment requirement applies at the time the Portfolio invests its assets.

Fixed income securities include:

  securities issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises;

  corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

  mortgage and other asset-backed securities;

  inflation-indexed bonds issued by both governments and corporations;

  structured notes, including hybrid or "indexed" securities and event-linked bonds;

  loan participations and assignments;

  delayed portfolio loans and revolving credit securities;

  bank certificates of deposit, fixed time deposits and bankers' acceptances;

  repurchase agreements and reverse repurchase agreements;

  debt securities issued by state or local governments and their agencies and government-sponsored enterprises;

  obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises; and

  obligations of international agencies or supranational entities.

The Portfolio allocates its assets principally among fixed income securities in four market sectors: U.S. investment grade securities, U.S. high yield securities, foreign securities (including emerging market securities) and convertible securities. Under normal circumstances, the Portfolio invests in each of the four sectors described above. However, the Portfolio may invest substantially all of its assets in any one sector at any time, subject to the limitation that at least 20% of the Portfolio's net assets must be invested in any combination of investment grade debt securities, U.S. Government securities and cash equivalents.

The Subadviser believes that a high total return (current income and capital growth) may be derived from an actively managed, diversified portfolio of investments. Through portfolio diversification, credit analysis and attention to current developments and trends in interest rates and economic conditions, the Subadviser attempts to reduce the Portfolio's risks. The Subadviser seeks unusual values, using fundamental, "bottom-up" research (i.e., research on individual companies rather than the economy as a whole) to identify undervalued securities. The Portfolio may find good value in high yield securities, sometimes called "lower-rated bonds" or "junk bonds," and frequently may have more than half of its assets invested in those securities. Higher yield on debt securities can occur during periods of high inflation when the demand for borrowed money is high. Also, buying lower-rated bonds when the Subadviser believes their credit risk is likely to decrease may generate higher returns.

The Portfolio may also make significant investments in mortgage-backed securities. Although the Portfolio expects to maintain a weighted average maturity in the range of five to twelve years, there are no maturity restrictions on the overall portfolio or on individual securities.

The Portfolio may invest up to 20% of its net assets in equity securities. These include common stocks, preferred stocks, convertible preferred stocks, warrants, stock purchase rights and similar instruments.

As a fund that invests primarily in fixed income securities, the Portfolio is subject to the general risks and considerations associated with investing in such securities. The value of an investment in the Portfolio will change as market interest rates fluctuate. When interest rates rise, the prices of debt securities are likely to decline, and when interest rates fall, the prices of debt securities tend to

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rise. The Portfolio generally maintains a relatively long average maturity, and longer-term debt securities are usually more sensitive to interest rate changes. Put another way, the longer the maturity of a security, the greater the effect a change in interest rates is likely to have on its price.

There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the Portfolio, a risk that will be relatively high because the Portfolio will likely have substantial junk bond investments. The Portfolio may sustain losses if an issuer defaults as to principal and/or interest payments after the Portfolio purchases its securities. In addition, the market for high yield securities generally is less liquid than the market for higher-rated securities. In addition, the risk to which the Portfolio is subject may be high relative to other fixed income funds because of the Portfolio's investment in convertible securities, which tend to be more volatile than non-convertible debt securities. In addition to the risks associated with fixed income securities generally, mortgage-backed securities are subject to the additional risk that early repayments will reduce the Portfolio's return on such securities.

To the extent that the Portfolio invests in equity securities, it will be subject to the risks associated with investing in such securities. In general, stock values fluctuate in response to the activities of individual companies and in response to general market and economic conditions. The stock markets tend to be cyclical, with periods of generally rising stock prices and other periods of generally declining prices. Accordingly, the value of the equity securities that the Portfolio holds may decline over short or extended periods.

AST PIMCO Total Return Bond Portfolio

Investment Objective: to seek to maximize total return, consistent with preservation of capital, and prudent investment management.

Principal Investment Policies and Risks:
The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in fixed income investments which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The 80% investment requirement applies at the time the Portfolio invests its net assets.

Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, interest rate or maturity) that the Subadviser believes to be relatively undervalued. In selecting fixed income securities, the Subadviser uses economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other securities selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the Subadviser's outlook for the U.S. and foreign economies, the financial markets, and other factors. The management of duration (a measure of a fixed income security's expected life that incorporates its yield, coupon interest payments, final maturity and call features into one measure) is one of the fundamental tools used by the Subadviser.

The Portfolio will invest in fixed-income securities of varying maturities. The average portfolio duration of the Portfolio normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Bond Index. The Portfolio may invest up to 10% of its total assets in fixed income securities that are rated below investment grade ("junk bonds") but are rated B or higher by Moody's Investors Services, Inc. ("Moody's") or equivalently rated by Standard & Poor's Corporation ("S&P") or Fitch (or, if unrated, determined by the Subadviser to be of comparable quality). The Portfolio may also invest up to 10% of its total assets in preferred stocks.

Generally, over the long term, the return obtained by a portfolio investing primarily in fixed income securities such as the Portfolio is not expected to be as great as that obtained by a portfolio investing in equity securities. At the same time, the risk and price fluctuation of a fixed income fund is expected to be less than that of an equity portfolio, so that a fixed income portfolio is generally considered to be a more conservative investment. However, the Portfolio can and routinely does invest in certain complex fixed income securities (including various types of mortgage-backed and asset-backed securities) and engage in a number of investment practices (including futures, options, swaps and dollar rolls) as described below, that many other fixed income funds do not utilize. These investments and practices are designed to increase the Portfolio's return or hedge its investments, but may increase the risk to which the Portfolio is subject.

Like other fixed income funds, the Portfolio is subject to market risk. Bond values fluctuate based on changes in interest rates, market conditions, investor confidence and announcements of economic, political or financial information. Generally, the value of fixed income securities will change inversely with changes in market interest rates. As interest rates rise, market value tends to decrease. This risk will be greater for long-term securities than for short-term securities. Certain mortgage-backed and asset-backed securities and derivative instruments in which the Portfolio may invest may be particularly sensitive to changes in interest rates. The Portfolio is also subject to credit risk, which is the possibility that an issuer of a security (or a counterparty to a derivative contract) will default or

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become unable to meet its obligation. Generally, the lower the rating of a security, the higher its degree of credit risk.

The following paragraphs describe some specific types of fixed-income investments that the Portfolio may invest in, and some of the investment practices that the Portfolio will engage in.

U.S. Government Securities. The Portfolio may invest in various types of U.S. Government securities, including those that are supported by the full faith and credit of the United States; those that are supported by the right of the issuing agency to borrow from the U.S. Treasury; those that are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others that are supported only by the credit of the instrumentality.

Corporate Debt Securities. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including convertible securities and preferred stock. Debt securities may be acquired with warrants attached. The rate of return or return of principal on some debt obligations may be linked or indexed to exchange rates between the U.S. dollar and a foreign currency or currencies.

While the Subadviser may regard some countries or companies as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply or legal or technical restrictions. In such cases, the Portfolio may consider equity securities or convertible bonds to gain exposure to such investments.

Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The interest rates on these securities are tied to other interest rates, such as money-market indices or Treasury bill rates, and reset periodically. While these securities provide the Portfolio with a certain degree of protection against losses caused by rising interest rates, they will cause the Portfolio's interest income to decline if market interest rates decline.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. The Portfolio may invest in inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

Event-Linked Bonds. Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent upon the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If the trigger event occurs, the Portfolio may lose all or a portion of the amount it invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Mortgage-Related and Other Asset-Backed Securities. The Portfolio may invest all of its assets in mortgage-backed and other asset-backed securities, including collateralized mortgage obligations. The value of some mortgage-backed and asset-backed securities in which the Portfolio invests may be particularly sensitive to changes in market interest rates.

Reverse Repurchase Agreements and Dollar Rolls. In addition to entering into reverse repurchase agreements, the Portfolio may also enter into dollar rolls. In a dollar roll, the Portfolio sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The Portfolio forgoes principal and interest paid on the securities sold in a dollar roll, but the Portfolio is compensated by the difference between the sales price and the lower price for the future purchase, as well as by any interest earned on the proceeds of the securities sold. The Portfolio also could be compensated through the receipt of fee income. Reverse repurchase agreements and dollar rolls can be viewed as collateralized borrowings and, like other borrowings, will tend to exaggerate fluctuations in Portfolio's share price and may cause the Portfolio to need to sell portfolio securities at times when it would otherwise not wish to do so.

Foreign Securities. The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its total assets in securities of issuers based in developing countries (as determined by the Subadviser). The Portfolio may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures contracts, and enter into forward foreign currency exchange contracts for the purpose of hedging currency exchange risks arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to

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another. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.

Short Sales and Short Sales "Against the Box." Certain Portfolios may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Portfolio does not own declines in value. When a Portfolio makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. A Portfolio may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

A Portfolio secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to the uncovered short positions, a Portfolio is required to (1) deposit similar collateral with its custodian or otherwise segregate collateral on its records, to the extent that the value of the collateral in the aggregate is at all times equal to at least 100% of the current market value of the security sold short, or (2) a Portfolio must otherwise cover its short position. Depending on arrangements made with the broker-dealer from which the Portfolio borrowed the security, regarding payment over of any payments received bya Portfolio on such security, a Portfolio may not receive any payments (including interest) on its collateral deposited with such broker-dealer. Because making short sales in securities that it does not own exposes a Portfolio to the risks associated with those securities, such short sales involve speculative exposure risk. As a result, if a Portfolio makes short sales in securities that increase in value, it will likely underperform similar mutualPortfolios that do not make short sales in securities they do not own. A Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. There can be no assurance that a Portfolio will be able to close out a short sale position at any particular time or at an acceptable price. Although a Portfolio's gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

Certain Portfolios may also make short sales against-the-box. A short sale against-the-box is a short sale in which the Portfolio owns an equal amount of the securities sold short, or securities convertible or exchangeable for, with or without payment of any further consideration, such securities. However, if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration must be segregated on a Portfolio's records or with its Custodian.

Derivative Instruments. The Portfolio may purchase and write call and put options on securities, securities indices and on foreign currencies. The Portfolio may invest in interest rate futures contracts, stock index futures contracts and foreign currency futures contracts and options thereon that are traded on U.S. or foreign exchanges or boards of trade. The Portfolio may also enter into swap agreements with respect to foreign currencies, interest rates and securities indices. The Portfolio may use these techniques to hedge against changes in interest rates, currency exchange rates or securities prices or as part of its overall investment strategy. The Portfolio's investments in swap agreements are described directly below.

Swap Agreements. The Portfolio may enter into interest rate, index, total return, credit and currency exchange rate swap agreements for the purposes of attempting to obtain a desired return at a lower cost than if the Portfolio had invested directly in an instrument that yielded the desired return. The Portfolio may also enter into options on swap agreements. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a "notional amount," i.e., a specified dollar amount that is hypothetically invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or "cap"; interest floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

The Portfolio may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. The Portfolio may be either the buyer or seller in a credit default swap transaction. If the Portfolio is a buyer and no event of default occurs, the Portfolio will lose its investment and recover nothing. However, if an event of default occurs, the Portfolio (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which

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typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if the Portfolio had invested in the reference obligation directly.

Under most swap agreements entered into by the Portfolio, the parties' obligations are determined on a "net basis." Consequently, the Portfolio's obligations (or rights) under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party.

Whether the Portfolio's use of swap agreements will be successful will depend on the Subadviser's ability to predict that certain types of investments are likely to produce greater returns than other investments. Moreover, the Portfolio may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The swaps market is relatively new and is largely unregulated.

For purposes of applying the Portfolio's investment policies and restrictions (as stated in this Prospectus and the Fund's SAI) swap agreements are generally valued by the Portfolios at market value . In the case of a credit default swap sold by a Portfolio ( i.e., where the Portfolio is selling credit default protection), however, the Portfolio will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Portfolios for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Collateralized Debt Obligations. The Portfolio may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolios as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Prospectus and the Fund's SAI (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

AST PIMCO Limited Maturity Bond Portfolio

Investment Objective: to seek to maximize total return, consistent with preservation of capital and prudent investment management.

Principal Investment Policies and Risks:
The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in fixed income investments which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The 80% investment requirement applies at the time the Portfolio invests its net assets.

Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, interest rate or maturity) that the Subadviser believes to be relatively undervalued. In selecting fixed income securities, the Subadviser uses economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other securities selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as

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maturity, type and coupon rate) will vary based on the Subadviser's outlook for the U.S. and foreign economies, the financial markets, and other factors. The management of duration (a measure of a fixed income security's expected life that incorporates its yield, coupon interest payments, final maturity and call features into one measure) is one of the fundamental tools used by the Subadviser.

The Portfolio will invest in fixed-income securities of varying maturities. The average portfolio duration of the Portfolio normally varies within a one- to three-year time frame based on the Subadviser's forecast for interest rates. The Portfolio may invest up to 10% of its total assets in fixed income securities that are rated below investment grade ("junk bonds") but are rated B or higher by Moody's Investors Services, Inc. ("Moody's") or equivalently by Standard & Poor's Corporation ("S&P") or Fitch (or, if unrated, determined by the Subadviser to be of comparable quality). The Portfolio may also invest up to 10% of its total assets in preferred stocks.

Generally, over the long term, the return obtained by a portfolio investing primarily in fixed income securities such as the Portfolio is not expected to be as great as that obtained by a portfolio investing in equity securities. At the same time, the risk and price fluctuation of a fixed income fund is expected to be less than that of an equity portfolio, so that a fixed income portfolio is generally considered to be a more conservative investment. However, the Portfolio can and routinely does invest in certain complex fixed income securities (including various types of mortgage-backed and asset-backed securities) and engage in a number of investment practices (including futures, swaps and dollar rolls) as described below, that many other fixed income funds do not utilize. These investments and practices are designed to increase the Portfolio's return or hedge its investments, but may increase the risk to which the Portfolio is subject.

Like other fixed income funds, the Portfolio is subject to market risk. Bond values fluctuate based on changes in interest rates, market conditions, investor confidence and announcements of economic, political or financial information. Generally, the value of fixed income securities will change inversely with changes in market interest rates. As interest rates rise, market value tends to decrease. This risk will be greater for long-term securities than for short-term securities. Therefore, the Portfolio's share price is expected to fluctuate less than the AST PIMCO Total Return Bond Portfolio, because its average duration will be shorter. Certain mortgage-backed and asset-backed securities and derivative instruments in which the Portfolio may invest may be particularly sensitive to changes in interest rates. The Portfolio is also subject to credit risk, which is the possibility that an issuer of a security (or a counterparty to a derivative contract) will default or become unable to meet its obligation. Generally, the lower the rating of a security, the higher its degree of credit risk.

The following paragraphs describe some specific types of fixed-income investments that the Portfolio may invest in, and some of the investment practices that the Portfolio will engage in.

U.S. Government Securities. The Portfolio may invest in various types of U.S. Government securities, including those that are supported by the full faith and credit of the United States; those that are supported by the right of the issuing agency to borrow from the U.S. Treasury; those that are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others that are supported only by the credit of the instrumentality.

Corporate Debt Securities. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including convertible securities and preferred stock. Debt securities may be acquired with warrants attached. The rate of return or return of principal on some debt obligations may be linked or indexed to exchange rates between the U.S. dollar and a foreign currency or currencies.

While the Subadviser may regard some countries or companies as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply or legal or technical restrictions. In such cases, the Portfolio may consider equity securities or convertible bonds to gain exposure to such investments.

Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The interest rates on these securities are tied to other interest rates, such as money-market indices or Treasury bill rates, and reset periodically. While these securities provide the Portfolio with a certain degree of protection against losses caused by rising interest rates, they will cause the Portfolio's interest income to decline if market interest rates decline.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. The Portfolio may invest in inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

Event-Linked Bonds. Event-linked bonds are fixed income securities for which the return of principal and payment of interest is

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contingent upon the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If the trigger event occurs, the Portfolio may lose all or a portion of the amount it invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Mortgage-Related and Other Asset-Backed Securities. The Portfolio may invest all of its assets in mortgage-backed and other asset-backed securities, including collateralized mortgage obligations and stripped mortgage-backed securities. The value of some mortgage-backed and asset-backed securities in which the Portfolio invests may be particularly sensitive to changes in market interest rates.

Reverse Repurchase Agreements and Dollar Rolls. In addition to entering into reverse repurchase agreements, the Portfolio may also enter into dollar rolls. In a dollar roll, the Portfolio sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The Portfolio forgoes principal and interest paid on the securities sold in a dollar roll, but the Portfolio is compensated by the difference between the sales price and the lower price for the future purchase, as well as by any interest earned on the proceeds of the securities sold. The Portfolio also could be compensated through the receipt of fee income. Reverse repurchase agreements and dollar rolls can be viewed as collateralized borrowings and, like other borrowings, will tend to exaggerate fluctuations in Portfolio's share price and may cause the Portfolio to need to sell portfolio securities at times when it would otherwise not wish to do so.

Foreign Securities. The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its total assets in securities of issuers based in developing countries (as determined by the Subadviser). The Portfolio may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures contracts, and enter into forward foreign currency exchange contracts for the purpose of hedging currency exchange risks arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.

Short Sales and Short Sales "Against the Box." Certain Portfolios may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Portfolio does not own declines in value. When a Portfolio makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. A Portfolio may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

A Portfolio secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to the uncovered short positions, a Portfolio is required to (1) deposit similar collateral with its custodian or otherwise segregate collateral on its records, to the extent that the value of the collateral in the aggregate is at all times equal to at least 100% of the current market value of the security sold short, or (2) a Portfolio must otherwise cover its short position. Depending on arrangements made with the broker-dealer from which the Portfolio borrowed the security, regarding payment over of any payments received by a Portfolio on such security, a Portfolio may not receive any payments (including interest) on its collateral deposited with such broker-dealer. Because making short sales in securities that it does not own exposes a Portfolio to the risks associated with those securities, such short sales involve speculative exposure risk. As a result, if a Portfolio makes short sales in securities that increase in value, it will likely underperform similar mutual Portfolios that do not make short sales in securities they do not own. A Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. There can be no assurance that a Portfolio will be able to close out a short sale position at any particular time or at an acceptable price. Although a Portfolio's gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

Certain Portfolios may also make short sales against-the-box. A short sale against-the-box is a short sale in which the Portfolio owns an equal amount of the securities sold short, or securities convertible or exchangeable for, with or without payment of any further consideration, such securities. However, if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration must be segregated ona Portfolio's records or with its Custodian.

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Derivative Instruments. The Portfolio may purchase and write call and put options on securities, securities indices and on foreign currencies. The Portfolio may invest in interest rate futures contracts, stock index futures contracts and foreign currency futures contracts and options thereon that are traded on U.S. or foreign exchanges or boards of trade. The Portfolio may also enter into swap agreements with respect to foreign currencies, interest rates and securities indices. The Portfolio may use these techniques to hedge against changes in interest rates, currency exchange rates or securities prices or as part of its overall investment strategy.

Swap Agreements. The Portfolio may enter into interest rate, index, total return, credit and currency exchange rate swap agreements for the purposes of attempting to obtain a desired return at a lower cost than if the Portfolio had invested directly in an instrument that yielded the desired return. The Portfolio may also enter into options on swap agreements. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a "notional amount," i.e., a specified dollar amount that is hypothetically invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or "cap"; interest floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

The Portfolio may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. The Portfolio may be either the buyer or seller in a credit default swap transaction. If the Portfolio is a buyer and no event of default occurs, the Portfolio will lose its investment and recover nothing. However, if an event of default occurs, the Portfolio (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if the Portfolio had invested in the reference obligation directly.

Under most swap agreements entered into by the Portfolio, the parties' obligations are determined on a "net basis." Consequently, the Portfolio's obligations (or rights) under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party.

Whether the Portfolio's use of swap agreements will be successful will depend on the Subadviser's ability to predict that certain types of investments are likely to produce greater returns than other investments. Moreover, the Portfolio may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The swaps market is relatively new and is largely unregulated.

For purposes of applying the Portfolio's investment policies and restrictions (as stated in this Prospectus and the Fund's SAI) swap agreements are generally valued by the Portfolios at market value. In the case of a credit default swap sold by a Portfolio (i.e., where the Portfolio is selling credit default protection), however, the Portfolio will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Portfolios for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Collateralized Debt Obligations. The Portfolio may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses

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due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolios as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Prospectus and the Fund's SAI (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

AST Western Asset Core Plus Bond Portfolio

Investment Objective: to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Western Asset Core Plus Bond Portfolio.

The investment objective and specified average duration figure are not fundamental policies for the Portfolio and, therefore, may be changed by the Board without shareholder approval.

Principal Investment Policies and Risks:
The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in debt and fixed-income securities. The 80% investment requirement applies at the time the Portfolio invests its assets. To the extent required by applicable law, the Portfolio may not change its policy to invest at least 80% of its net assets in debt and fixed-income securities unless it provides shareholders with at least 60 days' written notice of such change.

For purposes of these limitations only, net assets include the amount of any borrowing for investment purposes. For purposes of the non-fundamental investment restriction set forth above, the Portfolio will consider an instrument, including a synthetic instrument, to be a debt or fixed-income security if, in the judgment of Western Asset or WAML, it has economic characteristics similar to a debt or fixed-income security. For example, a Portfolio will consider an instrument, including a synthetic instrument, to be a fixed-income security if, in the judgment of Western Asset or WAML, it has economic characteristics similar to debt or fixed-income securities. Such instruments would include, but are not limited to, futures contracts and related options, mortgage-related securities, asset-backed securities, reverse repurchase agreements, dollar rolls, and cash equivalents. In addition, the Portfolio will consider repurchase agreements secured by obligations of the U.S. Government and its agencies and instrumentalities to be obligations of the U.S. Government and its agencies and instrumentalities for these purposes.

Fixed income securities include:

  U.S. Government Obligations

  corporate obligations ("corporate obligations" include, without limitation, preferred stock, convertible securities, zero coupon securities and pay-in-kind securities)

  inflation-indexed securities

  mortgage- and other asset-backed securities

  obligations of non-U.S. issuers, including obligations of non-U.S. governments, international agencies or supranational organizations fixed-income securities of non-governmental U.S. or non-U.S. issuers taxable municipal obligations

  variable and floating rate debt securities

  commercial paper and other short-term investments

  certificates of deposit, time deposits, and bankers' acceptances loan participations and assignments

  structured notes

  repurchase agreements.

Duration refers to the range within which the average modified duration of a Portfolio is expected to fluctuate. Modified duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities (for example, some bonds can be prepaid by the issuer). The target average modified duration of the Portfolio is expected to range within 30% of the duration of the domestic bond market as a whole (normally three to six years, although this may vary). Therefore, the range within which the average modified duration of the Portfolio is expected to fluctuate is generally 2.5 to 7 years. The

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Portfolio's average modified duration may fall outside of its expected average modified duration range due to market movements. If this happens, Western Asset and WAML will take action to bring the Portfolio's average modified duration back within its expected average modified duration range within a reasonable period oftime.

The Portfolio may invest up to 20% of its net assets in debt securities that are rated, at the time of purchase, below investment grade, but at least B-/B3, or if unrated, are determined by Western Asset and WAML to be of comparable quality. For purposes of the foregoing credit quality policy, the Portfolio will consider a security to be rated below investment grade if it is not rated Baa/BBB or above by at least one NRSRO (or, if unrated, is determined by Western Asset and WAML to be of comparable quality). Securities rated below investment grade are commonly known as "junk bonds" or "high yield securities." The continued holding of securities downgraded below investment grade or, if unrated, determined by Western Asset and WAML to be of comparable quality, will be evaluated by Western Asset and WAML on a case by case basis. Information on the ratings issued to debt securities by certain rating agencies is included in the Appendix to this Prospectus.

In addition, the Portfolio may also:

  invest up to 25% of its total assets in the securities of non-U.S. issuers;

  invest up to 20% of its total assets in non-U.S. dollar-denominated securities.

  hold common stock or warrants received as the result of an exchange or tender of fixed-income securities;

  invest in derivatives such as futures, options and swaps for both hedging and non-hedging purposes, including for purposes of enhancing returns;

  buy or sell securities on a forward commitment basis;

  lend its portfolio securities;

  engage in non-U.S. currency exchange transactions;

  engage in reverse repurchase agreements; or

  borrow money for temporary or emergency purposes or for investment purposes.

The Portfolio also may buy and sell investments relatively often, which involves higher trading costs and other expenses, and may increase taxes payable by shareholders.

Temporary Investments. As a temporary measure for defensive purposes, the Portfolio may invest without limitation in the money market mutual funds, commercial paper, cash equivalents, or high-quality, short-term debt instruments.

AST Target Maturity Portfolios:

AST Bond Portfolio 2015
AST Bond Portfolio 2016
AST Bond Portfolio 2018
AST Bond Portfolio 2019
AST Bond Portfolio 2020

Investment Objectives: To seek the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.

AST Investment Grade Bond Portfolio

Investment Objective: To seek to maximize total return, consistent with the preservation of capital and liquidity needs. As set forth above, total return is comprised of current income and capital appreciation.

Principal Investment Policies and Risks of the Target Maturity Portfolios.
Under normal market conditions, each Target Maturity Portfolio will invest at least 80% of its investable assets in bonds. For purposes of this 80% policy, bonds include: (i) all debt securities and all fixed-income securities, excluding preferred stock, issued by both government and non-government issuers, and (ii) all derivatives and synthetic instruments that have economic characteristics that are similar to such debt securities and such fixed-income securities. The above-described 80% policy is a non-fundamental investment policy of each Target Maturity Portfolio and may be changed by the Board without shareholder approval. Each Target Maturity Portfolio, however, will provide 60 days' prior written notice to shareholders of any change in its 80% policy as described above. As used in this Prospectus, the term "investable assets" refers to a Portfolio's net assets plus any borrowings for investment purposes. A Portfolio's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions.

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Each Target Maturity Portfolio will be managed to mature in the year identified in its name in order to match the related liability under certain living benefit programs. As a result, each Target Maturity Portfolio's duration and weighted average maturity will be different. For example, the AST Bond Portfolio 2020 will have a longer duration and a longer weighted average maturity than the AST Bond Portfolio 2015, the AST Bond Portfolio 2016, the AST Bond Portfolio 2018, and the AST Bond Portfolio 2019. In addition, each Target Maturity Portfolio's duration and weighted average maturity will decline over time as the relevant maturity date approaches. To that end, PIM expects to maintain the duration of each Target Maturity Portfolio within +/– 0.50 years of the secondary benchmark index for that Target Maturity Portfolio. On or about a Target Maturity Portfolio's maturity date, all of the securities held by that Target Maturity Portfolio will be sold and all of the outstanding shares of beneficial interest of that Target Maturity Portfolio will be redeemed. Proceeds from that redemption will be reallocated in accordance with the procedures applicable to the contact owner's variable contract.

PIM currently intends to maintain an overall weighted average credit quality rating of A- or better for each Target Maturity Portfolio. This target overall credit quality for each Target Maturity Portfolio will be based on ratings as of the date of purchase. In the event a Target Maturity Portfolio's overall credit quality drops below A- due to downgrades of individual portfolio securities, PIM will take appropriate action based upon the relevant facts and circumstances.

Investment Policies and Risks of the Investment Grade Bond Portfolio
Under normal market conditions, the Investment Grade Bond Portfolio will invest at least 80% of its investable assets in investment grade bonds. For purposes of this 80% policy, investment grade bonds include: (i) all debt securities and all fixed-income securities, excluding preferred stock, that are issued by both government and non-government issuers and rated BBB or higher by S&P, Baa or higher by Moody's, BBB or higher by Fitch or, if unrated, are determined by PIM to be of comparable quality, and (ii) all derivatives and synthetic instruments that have economic characteristics that are similar to debt securities and fixed-income securities with such ratings. All references in this Prospectus to the ratings categories used for determining what constitutes an investment grade bond are without regard to gradations within those categories. PIM currently intends to maintain an overall weighted average credit quality rating of A- or better for the Investment Grade Bond Portfolio. This target overall credit quality for the Investment Grade Bond Portfolio will be based on ratings as of the date of purchase. In the event the Investment Grade Bond Portfolio's overall credit quality drops below A- due to downgrades of individual portfolio securities, PIM will take appropriate action based upon the relevant facts and circumstances.

Principal Investments of the Portfolios
General. PIM has a team of fixed-income professionals, including credit analysts and traders, with experience in many sectors of the U.S. and foreign fixed-income securities markets. The Subadviser will use equalitative and quantitative analysis to evaluate each bond issue considered for a Portfolio. In selecting portfolio securities for a Portfolio, PIM will consider economic conditions and interest rate fundamentals. The Subadviser will also evaluate individual issues within each bond sector based upon their relative investment merit and will consider factors such as yield and potential for price appreciation as well as credit quality, maturity and risk.

Each Portfolio will seek to achieve its investment objective by investing in a diversified portfolio of high-quality bonds and other securities and instruments. To that end, each Portfolio will emphasize investments in several different types of securities and financial instruments, including, without limitation: (i) U.S. Government securities; (ii) certain debt obligations issued or guaranteed by the U.S. Government and government-related entities, including mortgage-related securities; (iii) privately-issued mortgage-related and asset-backed securities; (iv) debt obligations of U.S. corporate issuers; and (v) derivatives and synthetic instruments that have economic characteristics that are similar to these types of securities and obligations. Each Portfolio also may invest up to 50% of its total assets in U.S. dollar-denominated debt securities issued in the United States by certain foreign issuers (referred to herein as Yankee obligations).

U.S. Government Securities. U.S. Government securities include debt obligations issued by the U.S. Treasury. Treasury securities are all backed by the full faith and credit of the U.S. Government, which means that payment of interest and principal is guaranteed, but yield and market value are not. The Portfolios may also acquire U.S. Government securities in the form of custodial receipts that show ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds. Such notes or bonds are held in custody by a bank on behalf of the owners. These custodial receipts are commonly referred to as Treasury strips.

Other Debt Obligations Issued or Guaranteed by the U.S. Government and Government-Related Entities.Securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of Government National Mortgage Association (GNMA or Ginnie Mae), the Farmers Home Administration, the Export-Import Bank, and the Small Business Administration are backed by the full faith and credit of the United States. Obligations of the Federal National Mortgage Association (FNMA or Fannie Mae), the Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac), the Federal Home Loan Bank, the Tennessee Valley Authority and the United States Postal Service are not backed by the full faith and credit of the U.S. Government. In the case of securities not backed by the full faith and credit of the United States, a Portfolio generally must look

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principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. The yield and market value of these securities are not guaranteed by the U.S. government or the relevant government sponsored enterprise.

Most mortgage-backed securities are issued by federal government agencies such as Ginnie Mae, or by government sponsored enterprises such as Freddie Mac or Fannie Mae. Principal and interest payments on mortgage-backed securities issued by the federal government and some Federal government agencies, such as Ginnie Mae, are guaranteed by the Federal government and backed by the full faith and credit of the United States. Mortgage-backed securities issued by other government agencies or government sponsored enterprises, such as Freddie Mac or Fannie Mae, are backed only by the credit of the government agency or enterprise and are not backed by the full faith and credit of the United States. Fannie Mae and Freddie Mac are authorized to borrow from the U.S. Treasury to meet their obligations. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future. Private mortgage-backed securities are issued by private corporations rather than government agencies and are subject to credit risk and interest rate risk. The risks associated with investments in mortgage-related securities, particularly credit risk and liquidity risk, are heightened for investments in sub-prime mortgage-related securities.

Fannie Mae and Freddie Mac hold or guarantee approximately $5 trillion worth of mortgages. The value of the companies' securities has fallen sharply in 2008 due to concerns that the firms do not have sufficient capital to offset losses resulting from the mortgage crisis. In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas Fannie Mae and Freddie Mac could buy, and until 2009, to lend Fannie Mae and Freddie Mac emergency funds and to purchase the entities' stock. On September 6, 2008, at the request of the Secretary of the U.S. Treasury, the Chairman of the Board of Governors of the Federal Reserve and the Director of the FHFA, each of Freddie Mac's and Fannie Mae's boards of directors adopted resolutions consenting to putting the respective companies into conservatorship. After obtaining these consents, the Director of FHFA appointed FHFA as the conservator of each of Fannie Mae and Freddie Mac on September 6, 2008. Fannie Mae and Freddie Mac report that as of November 7, 2008 and November 14, 2008, respectively, the conservator for each company has advised them that it has not disaffirmed or repudiated any contracts entered into by Fannie Mae or Freddie Mac prior to its appointment as conservator. The effect that this conservatorship will have on the companies' debt and equities is unclear. Each of Fannie Mae and Freddie Mac has been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

Privately-Issued Mortgage-Related and Asset-Backed Securities. Each Portfolio may also invest in privately issued mortgage-related securities. Privately issued mortgage-related securities are issued by private corporations rather than government agencies or government-sponsored enterprises. Privately issued mortgage-related securities are not guaranteed by U.S. governmental entities and generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default. Mortgage-related securities and CMOs are subject to credit risk, interest rate risk, liquidity risk, valuation risk, prepayment risk, and extension risk. These risks are described in greater detail under the caption "Certain Risk Factors and Investment Methods."

Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. Mortgage pass-through securities include collateralized mortgage obligations, real estate mortgage investment conduits, multi-class pass-through securities, stripped mortgage-backed securities and balloon payment mortgage-backed securities. A CMO is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by a bank or by U.S. governmental entities. CMOs rely on assumptions about the timing of cash flows on the underlying mortgages, including expected prepayment rates. The primary risk of a CMO is that these assumptions are wrong, which would either shorten or lengthen the bond's maturity. A REMIC is a security issued by a U.S. Government agency or private issuer and secured by real property. REMICs consist of classes of regular interest, some of which may be adjustable rate, and a single class of residual interests. None of the Portfolios intends to invest in residual interests. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets. Payments of principal of and interest on the mortgage assets and any reinvestment income thereon provide funds to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. An MBS strip may be issued by U.S. governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. Each Portfolio may also invest in balloon payment mortgage-backed securities, which are amortizing mortgage securities offering payments of principal and interest, the last payment of which is predominantly principal.

Asset-Backed Securities. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.

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Pass-through certificates are asset-backed securities that represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.

Asset-backed securities issued in the form of debt instruments, also known as collateralized debt obligations (CDOs) and collateralized loan obligations (CLOs), are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

Asset-backed securities, CDOs, and CLOs are subject to credit risk, liquidity risk, valuation risk, prepayment risk, and extension risk. These risks are described in greater detail under the caption "Certain Risk Factors and Investment Methods."

Corporate Debt Obligations. Each Portfolio also may invest in the bonds of corporations. For purposes of this policy, the term "corporations" includes all non-government issuers. Corporate bonds are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity. When interest rates rise, the value of corporate bonds can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Derivative Strategies. PIM may use various derivative strategies to try to improve each Portfolio's investment returns. PIM may also use hedging techniques to try to protect each Portfolio's assets. Each portfolio cannot guarantee that these strategies and techniques will work, that the instruments necessary to implement these strategies and techniques will be available, or that the Portfolio will not lose money.

A derivative is a financial instrument, the value of which depends upon, or is derived from, the value of an underlying asset, interest rate, or index. The use of derivatives—including, without limitation, futures, foreign currency forward contracts, options on futures and various types of swaps—involves costs and can be volatile. With derivatives, PIM will try to predict if the underlying investment—a security, market index, currency, interest rate, or some other benchmark, will go up or down at some future date. PIM may use derivatives to try to reduce risk or to increase return consistent with the Portfolio's overall investment objectives. PIM will consider other factors (such as cost) in deciding whether to employ any particular strategy or technique, or use any particular instrument. Any derivatives PIM may use may not match or offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred. Derivatives that involve leverage could magnify losses.

Other Investments and Strategies of the Portfolios
In addition to the principal strategies, PIM also may use the following investments and strategies to try to increase a Portfolio's returns or protect its assets if market conditions warrant.

Junk Bonds. Each Portfolio may invest up to 10% of its investable assets in non-investment grade bonds (also referred to herein as high-yield debt securities or junk bonds). Non-investment grade bonds are debt securities that are rated BB or lower by S&P, Ba or lower by Moody's, BB or lower by Fitch or, if unrated, are determined by PIM to be of comparable quality. If the rating of a debt obligation is downgraded after a Portfolio purchases it (or if the debt obligation is no longer rated), the Portfolio will not be required to sell that security, but will take this fact into consideration in deciding whether the Portfolio should continue to hold the security. As set forth above, all references in this Prospectus to the ratings categories for determining what constitutes a non-investment grade bond are without regard to gradations within those categories.

Zero Coupon Bonds, Pay-in-Kind (PIK) and Deferred Payment Securities. Each Portfolio may invest in zero coupon bonds, pay-in-kind (PIK) or deferred payment securities. Zero coupon bonds do not pay interest during the life of the security. An investor purchases the security at a price that is less than the amount the investor will receive when the borrower repays the amount borrowed (face value). PIK securities pay interest in the form of additional securities. Deferred payment securities pay regular interest after a predetermined date. A Portfolio will record the amount these securities rise in price each year (phantom income) for accounting and federal income tax purposes, but does not receive income currently. Because each Portfolio generally distributes income to its shareholders each year, in certain circumstances, the Portfolio may have to dispose of its portfolio securities under disadvantageous conditions or borrow to generate enough cash to distribute phantom income and the value of the paid-in-kind interest.

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Short Sales. Each Portfolio may make short sales of a security. This means that a Portfolio may sell a security that it does not own, which it may do, for example, when PIM thinks the value of the security will decline. A Portfolio generally will borrow the security to deliver to the buyers in a short sale. The Portfolio must then replace the borrowed security by purchasing it at the market price at the time of replacement. Short sales involve costs and risk. The Portfolio must pay the lender any dividends or interest that accrues on the security it borrows, and the Portfolio will lose money if the price of the security increases between the time of the short sale and the date when the Portfolio replaces the borrowed security. Each Portfolio also may make short sales "against the box." In a short sale "against the box," a Portfolio owns or has the right to acquire the security at no additional cost through conversion or exchange of other securities it owns. When selling short against the box, the Portfolio gives up the opportunity for capital appreciation of the security.

Convertible Securities and Preferred Stock. Each Portfolio may invest in convertible securities, which include preferred stocks and debt securities of a corporation that may be converted into underlying shares of common stock either because they have warrants attached or otherwise permit the holder to buy common stock of the corporation at a set price. Convertible securities provide an income stream (usually lower than non-convertible bonds) and give investors opportunities to participate in the capital appreciation of the underlying common stock. Convertible securities typically offer greater potential for appreciation than nonconvertible debt securities. Each Portfolio will sell common stock received upon conversion.

Repurchase Agreements. Each Portfolio may use repurchase agreements, where a party agrees to sell a security to the Portfolio and then repurchases it at an agreed-upon price at a stated time. This creates a fixed return for a Portfolio, and is, in effect, a loan by that Portfolio.

Reverse Repurchase Agreements. Each Portfolio may use reverse repurchase agreements, where the Portfolio sells a security with an obligation to repurchase it at an agreed-upon price and time. Reverse repurchase agreements that involve borrowing to take advantage of investment opportunities, a practice known as leverage, could magnify losses. If a Portfolio borrows money to purchase securities and those securities decline in value, then the value of the Portfolio's shares will decline faster than if the Portfolio were not leveraged. In addition, interest costs and investment fees relating to leverage may exceed potential investment gains.

Dollar Rolls. Each Portfolio may enter into dollar rolls in which the relevant Portfolio sells securities to be delivered in the current month and repurchases substantially similar (same type and coupon) securities to be delivered on a specified future date by the same party. The Portfolio is paid the difference between the current sales price and the forward price for the future purchase as well as the interest earned on the cash proceeds of the initial sale.

Bank Loans. Each Portfolio may invest in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, delayed draw loans, synthetic letters of credit, and other instruments issued in the bank loan market. Each Portfolio may acquire interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, a Portfolio generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Portfolio generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, a Portfolio generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower.

When-Issued and Delayed-Delivery Securities. Each Portfolio may purchase securities, including money market obligations or other obligations on a when-issued or delayed-delivery basis. When a Portfolio makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the obligations take place at a later time. The Portfolio will not earn interest income until the date the obligations are delivered.

Money Market Instruments. Each Target Maturity Portfolio may invest in money market instruments, including commercial paper of a U.S. or foreign company, foreign government securities, certificates of deposit, bankers' acceptances, time deposits of domestic and foreign banks, and obligations issued or guaranteed by the U.S. government or its agencies. These obligations may be U.S. dollar-denominated or denominated in a foreign currency. Money market instruments typically have a maturity of one year or less as measured from the date of purchase. Each Target Maturity Portfolio also may invest in shares of affiliated money market funds or short-term bond funds.

If PIM believes it is necessary, it may temporarily invest up to 100% of a Target Maturity Portfolio's total assets in money market instruments or shares of affiliated money market or short-term bond funds. Investing heavily in these securities will limit PIM's ability to achieve the Target Maturity Portfolios' investment objectives, but may help to preserve the Target Maturity Portfolios' assets when global or international markets are unstable.

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Temporary Defensive Investments. In response to adverse market, economic, or political conditions, each Target Maturity Portfolio may take a temporary defensive position and invest up to 100% of the Target Maturity Portfolio's assets in money market instruments, including short-term obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities or in high-quality obligations of banks and corporations, repurchase agreements, or hold up to 100% of the Target Maturity Portfolio's assets in cash, cash equivalents or shares of affiliated money market or short-term bond funds. Investing heavily in these securities will limits PIM's ability to achieve the Target Maturity Portfolios' investment objectives, but can help to preserve the Target Maturity Portfolios' assets. The use of temporary defensive investments is inconsistent with the Target Maturity Portfolios' investment objectives.

Additional Strategies. Each Target Maturity Portfolio follows certain policies when it borrows money (each Target Maturity Portfolio can borrow up to 33 1/3% of the value of its total assets); lends its securities to others (each Target Maturity Portfolio can lend up to 33 1/3% of the value of its total assets); and holds illiquid securities (each Target Maturity Portfolio may invest up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). PIM will seek to maintain an adequate level of portfolio liquidity for each Target Maturity Portfolio, based on all relevant facts and circumstances, with consideration given to a Target Maturity Portfolio's exposure to illiquid securities in the event the market value of such securities exceeds 15% of the Target Maturity Portfolio's net assets due to an increase in the aggregate value of its illiquid securities and/or a decline in the aggregate value of its other portfolio securities. Each Target Maturity Portfolio is subject to certain other investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, please see the SAI.

AST Money Market Portfolio

Investment Objective: to seek high current income and maintain high levels of liquidity.

Principal Investment Policies and Risks:
As a money market fund, the Portfolio seeks to maintain a stable net asset value of $1.00 per share. In other words, the Portfolio attempts to operate so that shareholders do not lose any of the principal amount they invest in the Portfolio. Of course, there can be no assurance that the Portfolio will achieve its goal of a stable net asset value, and shares of the Portfolio are neither insured nor guaranteed by the U.S. government or any other entity. For instance, the issuer or guarantor of a portfolio security or the other party to a contract could default on its obligation, and this could cause the Portfolio's net asset value per share to fall below $1.00. In addition, the income earned by the Portfolio will fluctuate based on market conditions, interest rates and other factors. In a low interest rate environment, the yield for the Portfolio, after deduction of operating expenses, may be negative even though the yield before deducting such expenses is positive. A negative yield may also cause the Portfolio's net asset value per share to fall below $1.00. The Investment Manager may decide to reimburse certain of these expenses to the Portfolio in order to maintain a positive yield, however it is under no obligation to do so and may cease doing so at any time without prior notice.

Under the regulatory requirements applicable to money market funds, the Portfolio must maintain a weighted average portfolio maturity of not more than 90 days and invest in high quality U.S. dollar-denominated securities that have effective maturities of not more than 397 days. In addition, the Portfolio will limit its investments to those securities that, in accordance with guidelines adopted by the Trustees of the Fund, present minimal credit risks. The Portfolio will not purchase any security (other than a United States Government security) unless:

- rated in one of the two highest short-term rating categories by at least two rating organizations or, if only one rating organization has rated the security, so rated by that rating organization;
- rated in one of the three highest long-term rating categories by at least two rating organizations or, if only one rating organization has rated the security, so rated by that rating organization; or
- if unrated, of comparable quality as determined by the Fund's investment adviser.

These standards must be satisfied at the time an investment is made. If the quality of the investment later declines, the Portfolio may continue to hold the investment, subject in certain circumstances to a finding by the Trustees that disposing of the investment would not be in the Portfolio's best interest.

Subject to the above requirements, the Portfolio will invest in one or more of the types of investments described below.

United States Government Obligations. The Portfolio may invest in obligations of the U.S. Government and its agencies and instrumentalities directly. Such Obligations may also serve as collateral for repurchase agreements. U.S. Government obligations include: (i) direct obligations issued by the United States Treasury such as Treasury bills, notes and bonds; and (ii) instruments issued or guaranteed by government-sponsored agencies acting under authority of Congress. Some U.S. Government obligations are

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supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others are supported only by the credit of the agency. There is no assurance that the U.S. Government will provide financial support to one of its agencies if it is not obligated to do so by law.

Bank Obligations. The Portfolio may invest in high quality United States dollar denominated negotiable certificates of deposit, time deposits and bankers' acceptances of U.S. and foreign banks, savings and loan associations and savings banks meeting certain total asset minimums. The Portfolio may invest in bank notes, which are short-term obligations issued by or through a bank. These instruments depend on the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised. The Portfolio may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank). These obligations may be supported by commitments of the respective bank's member countries, however, there is no assurance that these commitments will be undertaken or met.

Commercial Paper; Bonds. The Portfolio may invest in high quality commercial paper and corporate bonds issued by United States issuers. The Portfolio may also invest in bonds and commercial paper of foreign issuers if the obligation is U.S. dollar-denominated and is not subject to foreign withholding tax.

Asset-Backed Securities. The Portfolio may invest in asset-backed securities backed by assets such as credit card receivables, automobile loans, manufactured housing loans, corporate receivables, and home equity loans in accordance with industry limits based upon the underlying collateral.

Synthetic Instruments. As may be permitted by current laws and regulations, the Portfolio may invest in certain synthetic instruments. Such instruments generally involve the deposit of asset-backed securities in a trust arrangement and the issuance of certificates evidencing interests in the trust. The Subadviser will review the structure of synthetic instruments to identify credit and liquidity risks and will monitor such risks.

Demand Features. The Portfolio may purchase securities that include demand features, which allow the Portfolio to demand repayment of a debt obligation before the obligation is due or "matures." This means that longer-term securities can be purchased because of the expectation that the Portfolio can demand repayment of the obligation at a set price within a relatively short period of time, in compliance with Rule 2a-7 under the Investment Company Act of 1940, as amended.

Floating Rate and Variable Rate Securities. The Portfolio may purchase floating rate and variable rate securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return the Portfolio will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Portfolio.

Funding Agreements. The Portfolio may invest in funding agreements, which are contracts issued by insurance companies that guarantee a rate of return of principal, plus some amount of interest. Funding agreements purchased by the Portfolio will typically be short-term and will provide an adjustable rate of interest.

Foreign Securities. Foreign investments must be denominated in U.S. dollars and may be made directly in securities of foreign issuers or in the form of American Depositary Receipts and European Depositary Receipts.

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MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS

Additional Investments & Strategies

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio's return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock, the cash value of common stock or some other security of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, convertible securities offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also "Swaps" defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also "Credit Default Swaps" defined above.

Derivatives — A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the "roll period," the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also "Swaps" defined below.

Event-Linked Bonds— Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also

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be subject to liquidity risk.

Foreign Currency Forward Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Illiquid Securities — An illiquid security is one that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Portfolio's net asset value. Each Portfolio (other than the Money Market Portfolio) generally may invest up to 15% of its net assets in illiquid securities. The Money Market Portfolio may invest up to 10% of its net assets in illiquid securities. Each Portfolio may purchase certain restricted securities that can be resold to institutional investors and which may be determined to be liquid pursuant to the procedures of the Portfolios. Those securities are not subject to the 15% and 10% limits. The 15% and 10% limits are applied as of the date the Portfolio purchases an illiquid security. It is possible that a Portfolio's holding of illiquid securities could exceed the 15% limit (10% for the Money Market Portfolio), for example as a result of market developments or redemptions.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. See also "Swaps" defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities— Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. The Portfolios may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies and mortgage-backed securities issued by government sponsored enterprises such as the Federal National Mortgage Association (Fannie Maes), the Government National Mortgage Association (Ginnie Maes) and debt securities issued by the Federal Home Loan Mortgage Company (Freddie Macs) that

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are not backed by the full faith and credit of the United States. The Portfolios may also invest in private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified "multiplier." Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Private Investments in Public Equity (PIPEs) — A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against the box involves selling a security that the Portfolio owns, or has the right to obtain without additional costs, for delivery at a specified date in the future. A Portfolio may make a short sale against the box to hedge against anticipated declines in the market price of a portfolio security. If the value of the security sold short increases instead, the Portfolio loses the opportunity to participate in the gain.

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Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also "Options" defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps — In a total return swap, payment (or receipt) of an index's total return is exchanged for the receipt (or payment) of a floating interest rate. See also "Swaps" defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

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HOW THE FUND IS MANAGED

Board of Trustees

The Board of Trustees of the Fund (the Board) oversees the actions of the Investment Managers and the Subadvisers and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

Investment Managers

AST Investment Services, Inc. (AST) One Corporate Drive, Shelton, Connecticut, and Prudential Investments LLC (PI) Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, serve as co-investment managers of the Fund.

The Fund's Investment Management Agreements, on behalf of each Portfolio, with AST and PI (the Management Agreements), provide that AST and PI (the Investment Managers) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The Investment Managers have engaged the Subadvisers to conduct, in whole or in part, the investment programs of the Portfolios, which generally includes the purchase, retention and sale of portfolio securities. The Investment Managers are responsible for monitoring the activities of the Subadvisers and reporting on such activities to the Board. The Fund has obtained an exemption from the Securities and Exchange Commission (the Commission) that permits the Investment Managers, subject to approval by the Board, to change Subadvisers for a Portfolio and to enter into new subadvisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a manner similar to the Fund) is intended to facilitate the efficient supervision and management of the Subadvisers by the Investment Managers and the Trustees. PI conducts the investment program for the Dynamic Asset Allocation Portfolios as described above. PI in conjunction with asset allocation Subadvisers, conducts the investment program for the Tactical Asset Allocation Programs as described above. As set forth above, PI also conducts the investment program for a portion of the assets of the Advanced Strategies Portfolio.

Under normal conditions, the Investment Managers will determine the division of the assets of the Portfolios among the applicable Subadvisers and PI. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided among the Subadvisers and PI as the Investment Managers deem appropriate. The Investment Managers may change the target allocation of assets among Subadvisers, transfer assets between Subadvisers, or change the allocation of cash inflows or cash outflows among Subadvisers for any reason and at any time without notice. As a consequence, the Investment Managers may allocate assets or cash flows from a portfolio segment that has appreciated more to another portfolio segment.

Reallocations of assets among the Subadvisers and PI may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because the Subadvisers and PI select portfolio securities independently, it is possible that a security held by a portfolio segment may also be held by another portfolio segment of the Portfolio or that certain Subadvisers or PI may simultaneously favor the same industry. The Investment Managers will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if a Subadviser or PI buys a security as another Subadviser or PI sells it, the net position of the Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Portfolio will have incurred additional costs. The Investment Managers will consider these costs in determining the allocation of assets or cash flows. The Investment Managers will consider the timing of asset and cash flow reallocations based upon the best interests of each Portfolio and its shareholders.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreements is available in the Fund's semi-annual report (for agreements approved during the six month period ended June 30) and in the Fund's annual report (for agreements approved during the six month period ended December 31).

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Investment Management Fees

The following chart lists the total effective annualized investment management fees paid by each Portfolio of the Fund to AST during 2008:

Investment Management Fees Paid by the Portfolios
Portfolio	Total investment management fees as % of average net assets[3]
AST International Growth	1.00
AST International Value	1.00
AST JPMorgan International Equity	.84
AST Small-Cap Growth	.90
AST Neuberger Berman Small-Cap Growth	.95
AST Federated Aggressive Growth	.95
AST Small-Cap Value	.90
AST Goldman Sachs Mid-Cap Growth	.99
AST Neuberger Berman Mid-Cap Growth	.90
AST Neuberger Berman / LSV Mid-Cap Value	.90
AST Mid-Cap Value	.95
AST T. Rowe Price Large-Cap Growth	.88
AST MFS Growth	.90
AST Marsico Capital Growth	.90
AST DeAM Large-Cap Value	.85
AST Large-Cap Value	.74
AST AllianceBernstein Core Value	.75
AST American Century Income & Growth	.72
AST AllianceBernstein Growth & Income	.75
AST Cohen & Steers Realty	.90
AST Academic Strategies Asset Allocation[1]	.34
AST Balanced Asset Allocation	.15
AST Capital Growth Asset Allocation	.15
AST Preservation Asset Allocation	.15
AST T. Rowe Price Global Bond	.80
AST Lord Abbett Bond-Debenture	.78
AST PIMCO Total Return Bond	.65
AST PIMCO Limited Maturity Bond	.65
AST Western Asset Core Plus Bond Portfolio	.70
AST Bond Portfolio 2015	.64
AST Bond Portfolio 2016[2]	-
AST Bond Portfolio 2018	.64
AST Bond Portfolio 2019	.64
AST Bond Portfolio 2020[2]	-
AST Investment Grade Bond	.64
AST Money Market	.47

Notes to Investment Management Fees Table:

1Includes fee relating to its repositioning from Balanced Asset Allocation Portfolio to Academic Strategies Asset Allocation Portfolio on July 21, 2008. The Co-Managers have voluntarily agreed to reimburse expenses and/or waive fees so that the Academic Strategies Porfolio's "Underlying Fund Fees and Expenses" do not exceed 0.685% of the Portfolio's average daily net assets. This arrangement will be monitored and applied daily based upon the Academic Strategies Portfolio's then current holdings of the Underlying Funds and the expense ratios of the relevant Underlying Funds as of their most recent fiscal year end. Because the expense ratios of the relevant Underlying Funds will change over time and may be higher than the expense ratios as of their most recent fiscal year end, it is possible that the Academic Strategies Portfolio's actual "Underlying Fund Fees and Expenses" may be higher than 0.685% of the Portfolio's average daily net assets. The arrangements relating to the Portfolio's "Underlying Fund Fees and Expenses" are voluntary and are subject to termination or modification at any time without prior notice.

2The AST Bond Portfolio 2016 and the AST Bond Portfolio 2020 commenced operations on January 2, 2009. The contractual management fee is based on the following fee structure: .65% on average daily net assets of up to $500 million, and .64% on average daily net assets in excess of $500 million. For the purpose of fee calculations, the assets of the AST Bond Portfolio 2015, AST Bond Portfolio 2016, AST Bond Portfolio 2018, AST Bond Portfolio 2019, AST Bond Portfolio 2020, and AST Investment Grade Bond Portfolio will be aggregated.

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3Please refer to the Statement of Additional Information for contractual fee information for each of the portfolios.

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Investment Subadvisers

The Portfolios of the Fund each have one more or more investment Subadvisers providing the day-to-day investment management of the Portfolio. PI provides for the day-to-day investment management of the AST Dynamic Asset Allocation Portfolios. AST pays each investment Subadviser a subadvisory fee out of the fee that AST receives from the Fund. The investment Subadvisers for each Portfolio of the Fund are listed in the table below:

Portfolio	Investment Subadviser
AST International Growth	William Blair & Company LLC
Marsico Capital Management, LLC
AST International Value	LSV Asset Management
Thornburg Investment Management, Inc.
AST JPMorgan International Equity	J.P. Morgan Investment Management, Inc.
AST Small-Cap Growth	Eagle Asset Management, Inc.
AST Neuberger Berman Small-Cap Growth	Neuberger Berman Management LLC
AST Federated Aggressive Growth	Federated Equity Management Company of Pennsylvania
AST Small-Cap Value	J.P. Morgan Investment Management, Inc.
Lee Munder Investments, Ltd.
ClearBridge Advisors, LLC
Dreman Value Management, L.L.C.
AST Goldman Sachs Mid-Cap Growth	Goldman Sachs Asset Management, L.P.
AST Neuberger Berman Mid-Cap Growth	Neuberger Berman Management LLC
AST Neuberger Berman / LSV Mid-Cap Value	Neuberger Berman Management LLC
LSV Asset Management
AST Mid-Cap Value	WEDGE Capital Management, LLP
EARNEST Partners LLC
AST T. Rowe Price Large-Cap Growth	T. Rowe Price Associates, Inc.
AST MFS Growth	Massachusetts Financial Services Company
AST Marsico Capital Growth	Marsico Capital Management, LLC
AST DeAM Large-Cap Value	Deutsche Investment Management Americas Inc.
AST Large-Cap Value	Hotchkis and Wiley Capital Management LLC
Eaton Vance Management
Dreman Value Management, L.L.C.
AST AllianceBernstein Core Value	AllianceBernstein L.P.
AST American Century Income & Growth	American Century Investment Management, Inc.
AST AllianceBernstein Growth & Income	AllianceBernstein L.P.
AST Cohen & Steers Realty	Cohen & Steers Capital Management, Inc.
AST Academic Strategies Asset Allocation	Quantitative Management Associates, LLC
Prudential Investment Management, Inc.
Jennison Associates LLC
Pacific Investment Management Company LLC
Prudential Bache Asset Management
Volaris Volatility Management Group, a unit of Credit Suisse Securities (USA) LLC
Mellon Capital Management Corporation
First Quadrant, L.P.
AlphaSimplex Group, LLC
AST Balanced Asset Allocation Portfolio AST Capital Growth Asset Allocation Portfolio AST Preservation Asset Allocation Portfolio	Quantitative Management Associates LLC
Prudential Investment Management LLC
Jennison Associates LLC
AST T. Rowe Price Global Bond	T. Rowe Price International, Inc.
AST Lord Abbett Bond-Debenture	Lord, Abbett & Co. LLC

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AST PIMCO Total Return Bond	Pacific Investment Management Company LLC
AST PIMCO Limited Maturity Bond	Pacific Investment Management Company LLC
AST Western Asset Core Plus Bond	Western Asset Management Company & Western Asset Management Company Limited
AST Bond Portfolio 2015	Prudential Investment Management, Inc.
AST Bond Portfolio 2016	Prudential Investment Management, Inc.
AST Bond Portfolio 2018	Prudential Investment Management, Inc.
AST Bond Portfolio 2019	Prudential Investment Management, Inc.
AST Bond Portfolio 2020	Prudential Investment Management, Inc.
AST Investment Grade Bond Portfolio	Prudential Investment Management, Inc.
AST Money Market Portfolio	Prudential Investment Management, Inc.

Descriptions of each Subadviser are set out below:

AllianceBernstein L.P. (AllianceBernstein) has helped investors build and preserve wealth through disciplined investment strategies for over 40 years. AllianceBernstein is a globally recognized leader in growth, value, fixed income, and style-blend investing. AllianceBernstein's assets under management totaled $462 billion, as of December 31, 2008. AllianceBernstein's address is 1345 Avenue of the Americas, New York, New York 10105.

AlphaSimplex Group, LLC (AlphaSimplex), which maintains its headquarters at One Cambridge Center, Cambridge, Massachusetts 02142, is a subsidiary of Natixis Global Asset Management. As of December 31, 2008, AlphaSimplex had approximately $700 million in assets under management (including notional assets covered by overlay strategies).

American Century Investment Management, Inc. (American Century) has been providing investment advisory services to investment companies and institutional clients since 1958. As of December 31, 2008, American Century and its affiliates managed assets totaling approximately $70.2 billion. American Century's address is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111.

ClearBridge Advisors, LLC (ClearBridge) has offices at 620 8th Avenue, New York, New York, 10018. ClearBridge is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2008, ClearBridge had assets under management of approximately $49.9 billion.

Cohen & Steers Capital Management, Inc. (Cohen & Steers) is a manager of income-oriented equity portfolios specializing in U.S. and international real estate securities, large cap value stocks, utilities and listed infrastructure, and preferred securities.. As of December 31, 2008, Cohen & Steers managed approximately $15.1 billion in assets. Cohen & Steers is a wholly owned subsidiary of Cohen & Steers, Inc. ("CNS"), a publicly traded company whose common stock is listed on the New York Stock Exchange. Cohen & Steers' address is 280 Park Avenue, New York, New York 10017.

Deutsche Investment Management Americas Inc. (DIMA) was founded in 1838 as Morgan Grenfell Inc., is part of Deutsche Asset Management group (DeAM), and has provided asset management services since 1953. As of December 31, 2008, DeAM managed approximately $655 billion in assets. DIMA's address is 345 Park Avenue, New York, New York 10154.

Dreman Value Management, L.L.C. (Dreman) had approximately $8.5 billion under management as of December 31, 2008. Dreman's offices are located at Harborside Financial Center, Plaza 10, Suite 800, Jersey City, NJ 07311. Dreman's address is 520 East Cooper Ave., Suite 230-4, Aspen, CO 81611. Dreman is an employee controlled and limited liability company with clients including, but not limited to, registered investment companies, separate accounts offered by variable annuity products, and individual investor accounts.

Eagle Asset Management, Inc. (Eagle) is a wholly-owned subsidiary of Raymond James Financial, Inc. that was founded in 1976. Eagle employs approximately 39 investment professionals, and has approximately $11.3 billion in assets under management as of December 31, 2008. Eagle's address is 880 Carillon Parkway, St. Petersburg, Florida 33716.

Eaton Vance Management is one of the oldest financial services firms in the United States, with a history dating to 1924. Eaton Vance was created in 1979 by the merger of two Boston-based investment management companies - Eaton Howard, Inc. (founded in 1924) and Vance Sanders Company, Inc. (founded in 1934). As such, Eaton Vance is the product of a union between two Boston-based money managers whose roots date to the founding days of the U.S. investment management industry. The principal address of Eaton Vance is Two International Place, Boston, Massachusetts 02110. As of December 31, 2008, Eaton Vance and its affiliates had approximately $124.9 billion in assets under management.

EARNEST Partners LLC (EARNEST) was founded in 1998 and as of December 31, 2008, managed approximately $14 billion in assets. EARNEST's address is 1180 Peachtree Street NE, Suite 2300, Atlanta, Georgia 30309.

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Federated Equity Management Company of Pennsylvania (Federated Equity). Federated Advisory Services Company (Federated Services), an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to Federated Equity. The fee for these services is paid by the Federated Equity and not by the Fund. Federated Global Investment Management Corp. (Federated Global), 450 Lexington Avenue, Suite 3700, New York, New York 10017-3943 serves as Subadviser. Federated Equity was organized in 2003, and Federated Global was organized in 1995. Federated Equity, Federated Global and their affiliates serve as investment advisors to a number of investment companies and private accounts. Total assets under management or administration by Federated and its affiliates as of December 31, 2008 were approximately $407.3 billion. Federated Equity's address is Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779.

First Quadrant, L.P. (First Quadrant), which maintains its headquarters at 800 E. Colorado Blvd., Suite 900, Pasadena, California 91101, is an affiliate of Affiliated Managers Group. As of January 31, 2009, First Quadrant had approximately $18.805 billion in assets under management, which includes all actively managed discretionary portfolios of First Quadrant, L.P., as well as assets not managed by First Quadrant, but which are subject to actively managed FQ overlay strategies and all portfolios managed by joint venture partners using FQ investment signals.

Goldman Sachs Asset Management, L.P. (GSAM) has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"). As of December 31, 2008, GSAM, including its investment advisory affiliates, had assets under management of $690.7 billion. GSAM's address is 32 Old Slip, New York, New York 10005.

Hotchkis and Wiley Capital Management LLC (Hotchkis and Wiley) is a registered investment adviser, the primary members of which are HWCap Holdings, a limited liability company whose members are current and former employees of Hotchkis and Wiley and Stephens-HW, LLC, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company. As of December 31, 2008, Hotchkis and Wiley had approximately $10.8 billion in assets under management. Hotchkis and Wiley's address is 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017-5439.

Jennison Associates LLC (Jennison) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2008 Jennison managed in excess of $62 billion in assets for institutional, mutual fund and certain other clients. Jennison's address is 466 Lexington Avenue, New York, New York 10017.

Shareholders of AST Aggressive Asset Allocation Portfolio, AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, AST Preservation Asset Allocation Portfolio and AST Advanced Strategies Portfolio voted to approve a proposal permitting Jennison to act as a Subadviser for each of the Portfolios pursuant to a subadvisory agreement with the Investment Managers. The Investment Managers have no current plans or intention to utilize Jennison to provide any investment advisory services to any of the Portfolios. Depending on future circumstances and other factors, however, the Investment Managers, in their discretion, and subject to further approval by the Board, may in the future elect to utilize Jennison to provide investment advisory services to any or all of the Portfolios.

J.P. Morgan Investment Management Inc. (J.P. Morgan) is an indirect wholly-owned subsidiary of J.P. Morgan Chase Co., a publicly held bank holding company and global financial services firm. JP Morgan manages assets for governments, corporations, endowments, foundations and individuals worldwide. As of December 31, 2008, J.P. Morgan and its affiliated companies had approximately $1.1 trillion in assets under management worldwide. J.P. Morgan's address is 245 Park Avenue, New York, New York 10167.

LSV Asset Management (LSV) was formed in 1994. LSV is a quantitative value equity manager providing active asset management for institutional clients through the application of proprietary models. As of December 31, 2008, LSV had approximately $40 billion in assets under management. LSV's address is One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

Lee Munder Investments, Ltd. (Lee Munder) was founded in 2000 and is 80% owned by its employees with the remainder of the firm owned by Castanea Partners. As of December 31, 2008, Lee Munder managed approximately $3.0 billion in assets. Lee Munder's address is 200 Clarendon Street, Boston, Massachusetts 02116.

Lord, Abbett & Co. LLC (Lord Abbett) has been an investment manager since 1929. As of December 31, 2008, Lord Abbett managed over $70 billion in a family of mutual funds and other advisory accounts. Lord Abbett's address is 90 Hudson Street, Jersey City, New Jersey 07302.

Marsico Capital Management, LLC (MCM) was organized in September 1997 as a registered investment adviser and is an independently-owned investment management firm. MCM provides investment services to mutual funds and private accounts and, as of December 31, 2008, had approximately $56 billion under management. Thomas F. Marsico is the founder, Chief Executive Officer and Chief Investment Officer of MCM. MCM's address is 1200 17th Street, Suite 1600, Denver, CO 80202.

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Massachusetts Financial Services Company (MFS). MFS is the oldest U.S. mutual fund organization. MFS and its predecessor organizations have managed money since 1924 and founded the first mutual fund in the United States. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). The principal address of MFS is 500 Boylston Street, Boston, Massachusetts 02116. Net assets under management of the MFS organization were approximately $128 billion as of December 31, 2008.

Mellon Capital Management Corporation (Mellon Capital). Mellon Capital located at 50 Fremont Street, Suite 3700, San Francisco, California 94105, serves as a Subadviser to Academic Strategies Portfolio. Mellon Capital, a wholly-owned, indirect subsidiary of The Bank of New York Mellon Corporation, was established and registered with the SEC as an investment advisor in August of 1983. Mellon Capital offers global, quantitatively based investment strategies to corporate, government, and Trade Union retirement plans, endowments, foundations, and mutual fund distributors. Mellon Capital specializes in providing domestic and global asset allocation strategies, standard and enhanced indexing, active and passive fixed income strategies, alternative investments, currency strategies, and overlay strategies. As of December 31, 2008, Mellon Capital managed approximately $139.6 billion (including $12.9 billion in overlay assets) in assets under management.

Neuberger Berman Management LLC (Neuberger Berman), is a subsidiary of Neuberger Berman Holdings LLC, an investment advisory company serving individuals, families, and taxable and non-taxable institutions with a broad range of investment products, services and strategies. Neuberger Berman engages in wealth management services including private asset management, tax and financial planning, and personal and institutional trust services; mutual funds, institutional management and alternative investments. Neuberger Berman and its affiliates had approximately $165 billion in assets under management as of December 31, 2008. Neuberger Berman's address is 605 Third Avenue, New York, New York 10158.

Pacific Investment Management Company LLC (PIMCO) a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P., ("AGI LP"). Allianz SE ("Allianz SE") is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company. As of December 31, 2008, PIMCO managed $747 billion in assets. PIMCO's address is 840 Newport Center Drive, Newport Beach, California 92660.

Prudential Bache Asset Management (Bache). Bache is a an indirect, wholly-owned subsidiary of Prudential Financial, Inc. (PFI) and an operating company of PFI's Global Commodities Group. It is registered with the US Securities Exchange Commission as an investment adviser and with the US Commodity Futures Trading Commission as a commodity trading advisor and a commodity pool operator. Bache is also a member of the National Futures Association. Bache's principal place of business is One New York Plaza, 13th Floor, New York, NY 10292. As of December 31, 2008, Bache had a approximately $110.05 million in assets under management.

Prudential Investment Management, Inc. (PIM) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2008 PIM had approximately $395 billion in assets under management. PIM's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

Shareholders of AST Aggressive Asset Allocation Portfolio, AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, AST Preservation Asset Allocation Portfolio and AST Advanced Strategies Portfolio voted to approve a proposal permitting PIM to act as a Subadviser for each of the Portfolios pursuant to a subadvisory agreement with the Investment Managers. The Investment Managers have no current plans or intention to utilize PIM to provide any investment advisory services to any of the Portfolios. Depending on future circumstances and other factors, however, the Investment Managers, in their discretion, and subject to further approval by the Board, may in the future elect to utilize PIM to provide investment advisory services to any or all of the Portfolios.

Quantitative Management Associates LLC (QMA) is a wholly owned subsidiary of Prudential Investment Management, Inc. (PIM). As of December 31, 2008, QMA managed approximately $53.5 billion in assets, including approximately $15.4 billion that QMA, as a balanced manager, allocated to investment vehicles advised by affiliated and unaffiliated managers. QMA's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

T. Rowe Price Associates, Inc. (T. Rowe Price) and its affiliates managed approximately $276.3 billion in assets as of December 31, 2008. T. Rowe Price's address is 100 East Pratt Street, Baltimore, Maryland 21202.

T. Rowe Price International, Inc. (T. Rowe Price International), a Maryland corporation, is a wholly owned subsidiary of TRP Finance, Inc. T. Rowe Price International was incorporated in Maryland in 1979 and provides investment counsel service with respect to foreign securities for institutional investors. In addition to managing private counsel client accounts, T. Rowe Price International also sponsors and serves as adviser and Subadviser to U.S. and foreign registered investment companies which invest in foreign securities, and provides investment advice to the T. Rowe Price Trust Company, trustee of the International Common Trust Fund. T. Rowe Price International, which has offices in London, Baltimore, and other global locations, is an SEC registered investment adviser under the Investment Advisers Act of 1940, and is also registered with the Financial Services Authority ("FSA") in the United

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Kingdom, the Monetary Authority of Singapore ("MAS"), and the Securities and Futures Commission of Hong Kong ("SFC"). As of December 31, 2008, T. Rowe Price International had approximately $34.1 billion in total assets under management.

Thornburg Investment Management, Inc. (Thornburg) is an independent, employee-owned investment management firm located in Santa Fe, New Mexico. The firm was founded in 1982 and began providing investment management services to clients in 1984. Thornburg uses a fundamental, bottom-up approach to investing which centers on the intrinsic value of each investment. As of December 31, 2008, Thornburg had approximately $33.7 billion in assets under management. Thornburg's address is 2300 North Ridgetop Road, Santa Fe, NM 87506.

Volaris Volatility Management Group (Volaris). Volaris is a unit of Credit Suisse Securities (USA) LLC, which is dually registered as an investment adviser and a broker-dealer, with an address at Eleven Madison Avenue, New York, NY 10010. The reporting lines of Volaris are through Credit Suisse Asset Management which, as of December 31, 2008, managed approximately $389.5 billion in assets.

WEDGE Capital Management, LLP (WEDGE) is an independent investment advisor owned and operated by 11 General Partners. As of December 31, 2008, WEDGE had approximately $7 billion in assets under management. WEDGE's address is 301 South College St., Suite 2920, Charlotte, North Carolina 28202.

Western Asset Management Company (Western Asset) & Western Asset Management Company Limited (WAML). Western Asset, established in 1971 and now a wholly owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management by Western Asset and its supervised affiliates were approximately $513 billion as of December 31, 2008. Western Asset's address is 385 East Colorado Boulevard, Pasadena, California 91101. WAML, a wholly owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. WAML is located at 10 Exchange Place, London, England.

William Blair & Company LLC (William Blair). Since the founding of the firm in 1935, William Blair has been dedicated to researching, financing and investing in high quality growth companies through four primary divisions: investment banking, sales and trading, asset management and private capital. As of December 31, 2008, William Blair managed approximately $26 billion in assets. William Blair's address is 222 West Adams Street, Chicago, Illinois 60606.

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Portfolio Managers

Information about the portfolio managers responsible for the day-to-day management of the Fund's Portfolios is set forth below.

In addition to the information set forth below, the Fund's SAI provides additional information about each Portfolio Manager's compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager's ownership of shares of the Fund's Portfolios.

AST International Growth Portfolio

William Blair Segment. W. George Greig is responsible for the day-to-day management of the segment of the Portfolio managed by William Blair. David Merjan, CFA serves as co-portfolio manager with Mr. Greig on the portfolio

Mr. Greig, a principal of William Blair, has headed the firm's international investment management team since 1996. He serves as the Portfolio Manager for the William Blair International Growth Fund as well as leading the Portfolio Team on separately managed portfolios. Before joining William Blair, he headed international equities for PNC Bank in Philadelphia from 1995 to 1996 and previously served as Investment Director with London-based Framlington Group PLC as well as managing global and emerging markets funds there. He has over twenty-five years of experience in domestic and international investment research and portfolio management. Education: B.S., Massachusetts Institute of Technology; M.B.A., Wharton School of the University of Pennsylvania.

Mr. Merjan joined William Blair's International Equity team in 1998. He serves as a co-portfolio manager for the International Core Growth strategy and portfolio manager for the ADR strategy. In addition to his portfolio management responsibilities, David is responsible for coordinating non-US large-mid cap energy and mining research. Prior to joining William Blair, David was with Hughes Electronics in Los Angeles in various capacities, including the Corporate Treasury department where he focused on international mergers and acquisitions and managed corporate currency and interest rate portfolios as well as in the pension management subsidiary of Hughes where he managed an international equity fund. Education: B.A., Dickinson College; M.I.M., American Graduate School of International Management. David has the Chartered Financial Analyst designation and is a member of the CFA Institute.

Marsico Segment. James G. Gendelman is the portfolio manager of the Marsico-managed sleeve of the AST International Growth Portfolio. Prior to joining Marsico Capital in May of 2000, Mr. Gendelman spent thirteen years as a Vice President of International Sales for Goldman, Sachs & Co. He holds a bachelor's degree in Accounting from Michigan State University and a MBA in Finance from the University of Chicago. Mr. Gendelman was a certified public accountant for Ernst Young from 1983 to 1985.

AST International Value Portfolio

LSV Segment. The portfolio managers responsible for the day-to-day management of the segment of the Portfolio managed by LSV are Josef Lakonishok, Menno Vermeulen, CFA, and Puneet Mansharamani, CFA. Mr. Lakonishok has served as CEO, CIO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 30 years of investment and research experience. Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Partner since 1998. He has more than 18 years of investment experience. Prior to joining LSV, Mr. Vermeulen served as a portfolio manager for ABP Investments. Mr. Mansharamani, CFA is a Partner and Portfolio Manager of LSV. Mr. Mansharamani has previously served as a Quantitative Analyst of LSV since 2000. He has more than 11 years of investment experience. Prior to joining LSV, Mr. Mansharamani was an Analyst at Institutional Trust National City Corporation and a Systems Consultant for Maximations, Inc.

Thornburg Segment. The portfolio managers responsible for the day-to-day management of the segment of the Portfolio managed by Thornburg are William V. Fries, CFA, a Managing Director of Thornburg, Wendy Trevisani, also a Managing Director of Thornburg, and Lei Wang, CFA, a Managing Director of Thornburg, who serve as co-portfolio managers.

Mr. Fries serves as the lead portfolio manager for the portion of the Portfolio advised by Thornburg. Before joining Thornburg in May 1995, Mr. Fries managed equity mutual funds for 16 years with another mutual fund management company.

Before joining Thornburg in March 1999, Ms. Trevisani served as an institutional sales representative for Salomon Smith Barney in both New York City and London. Ms. Trevisani holds an MBA degree with a concentration in Finance from Columbia University, and a BA in International Relations from Bucknell University.

Lei Wang joined Thornburg Investment Management in 2004 as an Associate Portfolio Manager. Prior to joining Thornburg, Mr. Wang served as a research analyst at Enso Capital Management LLC in New York City. He has also worked as a Financial Associate at

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Deutsche Bank in both London and New York City. Previously, Mr. Wang was an Analyst with The People's Bank of China (China's central bank) in Shanghai, China. He completed his BA and MA at East China Normal University and received his MBA in Finance from New York University. He has earned the right to use the CFA designation and is a member of the CFA Institute and Security Analyst Society of New York.

AST JPMorgan International Equity Portfolio

The portfolio manager responsible for the day-to-day management of the Portfolio is James WT Fisher. Mr. Fisher, a Managing Director of J.P. Morgan, is a portfolio manager in the Global Portfolio Group Equities Team based in London. He joined J.P. Morgan in 1985. He has managed the Portfolio since J. P. Morgan became its Subadviser in February 2004.

AST Small-Cap Growth Portfolio

The portfolio manager primarily responsible for management of the Portfolio is Bert L. Boksen, CFA. Mr. Boksen is Senior Vice President and Managing Director of Eagle. He earned a B.A. in Business from City College of New York in 1970, and an M.B.A. in Finance from St. John's University in 1977. Mr. Boksen is a Chartered Financial Analyst. Since January 2002, Mr. Boksen has served as Manager and President of EB Management I, LLC, general partner of Investment Partnership. Since April 1995, Mr. Boksen has served as Senior Vice President of Eagle Asset Management,Inc. He has portfolio management responsibilities for the Small Cap Growth Equity accounts. Mr. Boksen was appointed Managing Director of Eagle in June 1999. Prior to joining Eagle, Mr. Boksen was Senior Vice President and Chief Investment Officer of Raymond James Associates, Inc., where he was Chairman of the Raymond James Focus Committee. Mr. Boksen has been a registered representative of Raymond James Associates, Inc., since 1979.

Mr. Bosken is assisted by Eric Mintz, CFA. Mr. Mintz is an Assistant Portfolio Manager for Small Cap Growth equity accounts. Mr. Mintz joined Eagle in 2005 as a Senior Research Analyst and brings 12 years of investment experience as an analyst and research associate. He holds a B.A. in economics from Washington and Lee University and earned his M.B.A. from the University of Southern California. Mintz received his Chartered Financial Analyst designation in 2000.

AST Neuberger Berman Small-Cap Growth Portfolio

The portfolio manager responsible for the day-to-day management of the Portfolio is David Burshtan. Mr. Burshtan is a Vice President of Neuberger Berman Management LLC and a Managing Director of Neuberger Berman LLC. He joined the firm in 2002. Previously, he held portfolio manager and analyst positions at Northern Trust, Scudder-Kemper Investments and Texas Commerce Bank. He began his investment career in 1988 as an analyst at Rotan Mosle. David graduated from Brown University with a B.A. and received an M.B.A. from the University of Chicago.

AST Federated Aggressive Growth Portfolio

The portfolio managers responsible for management of the Federated Equity portion of the Portfolio are Aash M. Shah, Lawrence Auriana, Hans P. Utsch and John Ettinger. Mr. Shah has managed the Portfolio since May 2002. Mr. Shah joined Federated Equity's parent company in 1993, has been a Portfolio Manager since 1995, and has been a Vice President of the parent company since January 1997. Mr. Shah served as an Assistant Vice President of the parent company from 1995 through 1996. Mr. Auriana has managed the portfolio since May 2002. He and Mr. Utsch are Co-Heads of Federated Global's Kaufman Investment Area. They joined Federated Global's parent company in April 2001. Mr.Auriana was the portfolio manager of The Kaufmann Fund, from 1985 to 2001. From 1984 to 2001, he was the President and Treasurer of Edgemont Asset Management Corp., the adviser to The Kaufmann Fund. Mr. Auriana has been engaged in the securities business since 1965. Mr.Utsch has managed the portfolio since May 2002. Mr. Utsch was the portfolio manager of The Kaufmann Fund, from 1985 to 2001. From 1984 to 2001, he was Chairman of the Board and Secretary of Edgemont Asset Management Corp. Mr. Utsch has been engaged in the securities business since 1962. Mr.Ettinger was named a portfolio manager of the Portfolio in May 2004. Mr. Ettinger has been an investment analyst with Federated Equity's parent company since April 2001. He served as an investment analyst with Edgemont Asset Management Corp. from 1996 to 2001.

AST Small-Cap Value Portfolio

J.P. Morgan Segment. The portfolio managers responsible for day-to-day management of the portion of the Portfolio managed by JP Morgan are Christopher T. Blum and Dennis S. Ruhl.

Christopher T. Blum, managing director, is the CIO of the U.S. Behavioral Finance Group. An employee since 2001, Chris is responsible for the Intrepid and Behavioral Small Cap strategies. Chris rejoined the firm in 2001 where he acted as a portfolio

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manager and headed the U.S. Behavioral Finance Small Cap Equity Group. Before rejoining the firm in 2001, Chris spent two years as a research analyst responsible for the valuation and acquisition of private equity assets at Pomona Capital. Prior to that, he spent over three years in the U.S. Structured Equity Group at J.P. Morgan where he focused on structured small-cap core and small-cap value accounts. Christopher earned his B.B.A. in finance at the Bernard M. Baruch School for Business and is a holder of the CFA designation.

Dennis S. Ruhl, vice president, is the head of the U.S. Behavioral Finance Small Cap Equity Group. A member of the team since 2001, Dennis also acts as a portfolio manager and leads the group's quantitative research effort. An employee since 1999, Dennis previously worked on quantitative equity research (focusing on trading) as well as business development. Dennis holds dual bachelor's degrees in mathematics and computer science and a master's degree in computer science, all from MIT. Dennis is the former New York and National Chair of the Board of Minds Matter, a non-profit mentoring organization. He is also a board member of the MIT Club of New York and Regional Vice Chair of the MIT Educational Council. Dennis is a CFA charterholder.

Lee Munder Segment. R. Todd Vingers serves as the portfolio manager for the portion of the Portfolio managed by Lee Munder. Mr. Vingers joined Lee Munder in June 2002 as a small cap value portfolio manager. Mr. Vingers has over 18 years of investment experience and most recently served as vice president and senior portfolio manager for American Century Investments. Prior to joining American Century Investments, Mr. Vingers was a valuation analyst for the Hawthorne Company. Mr. Vingers earned a B.A. from the University of St. Thomas and an M.B.A. from the University of Chicago Graduate School of Business. Mr. Vingers is a member of the Institute of Chartered Financial Analysts and the Association for Investment Management and Research (AIMR). Mr. Vingers has managed the Portfolio since Lee Munder became one of its Subadvisers in November 2004.

ClearBridge Segment. Peter Hable is the lead portfolio manager and is assisted by a team of portfolio managers that includes Mark Bourguignon, Marina Chinn, Mark Feasey and Michael Kang, each of whom is a director and portfolio analyst of the Subadviser.

Mr. Hable is ultimately responsible for all buy and sell decisions and sector allocations.Mr. Hable has more than 26 years of investment industry experience and has managed the ClearBridge portion of the Portfolio since December 2005. Mr. Hable has a B.S. in Economics from Southern Methodist University and an MBA from the University of Pennsylvania's Wharton School of Finance.

Mark Bourguignon joined the Subadviser its predecessor companies in 2003 and has 10 years of investment industry experience. From 2001 to 2002, he was a research analyst at Option Advantage Partners, LP.

Mark Feasey, CFA, joined the Subadviser or its predecessor companies in 2005 and has 11 years of investment industry experience. From 2002 to 2005, he was an equity analyst at Hotchkis and Wiley Capital Management.

Marina Chinn joined the Subadviser or its predecessor companies in June 2005 and has 6 years of investment industry experience. From January to March 2005, she was a vice president and investment banker at Citigroup Global Corporate and Investment Bank ("Citigroup") and from August 2001 to December 2004, she was an associate and investment banker at Citigroup.

Michael Kang joined the Subadviser or its predecessor companies in 2004 and has 9 years of investment industry experience. In January 2003, Mr. Kang joined Carlin Financial Group as a proprietary trader and prior to that, he was a global technology analyst at Montgomery Asset Management.

Dreman Segment. David N. Dreman, E. Clifton Hoover, Jr., CFA, and Mark Roach manage the portion of the Portfolio assigned to Dreman. David N. Dreman is the Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and Co-Lead Portfolio Manager. Mr. Dreman began his investment career in 1957, and is the founder of Dreman Value Management, L.L.C. Mr. Dreman serves as the co-lead portfolio manager. Mr. Dreman founded his first investment firm, Dreman Value Management, Inc., in 1977 and served as its President and then Chairman to 1995, followed by a similar role at Dreman Value Advisors, Inc. from 1995 to 1997.

E. Clifton Hoover, Jr., CFA has over 20 years of experience in the investment management industry. He has built his career on the low P/E approach to investing, that is at the center of the Dreman philosophy. Prior to joining Dreman Value Management, L.L.C. Mr. Hoover was a Managing Director and Portfolio Manager at NFJ Investment Group. In this role Mr. Hoover managed a Dividend Value portfolio and Small Cap portfolio. In addition, he assisted with consultant relationship building and retail channel support for both mutual fund and wrap accounts. Mr. Hoover also has experience from Credit Lyonnais where he was responsible for the financial analysis and client servicing of a $5 billion diversified corporate portfolio, involving various debt instruments and equity investments. At Citibank Financial where he worked earlier in his career, Mr. Hoover gained experience as a Financial Analyst. In this position he was responsible for the in-depth financial analysis of US companies and their respective industries with regard to potential debt or equity transactions. At RepublicBank where Mr. Hoover began his career in finance he worked as a Credit Analyst a progressed up the ranks to Vice President of Corporate Banking. Mr. Hoover graduated from Texas Tech University in 1984 with his BBA in Finance.

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He then went on to complete his MS in Finance at Texas Tech the following year.

Mark Roach is a Managing Director of Dreman. Mark Roach joined Dreman Value Management in November 2006 as a Managing Director and Portfolio Manager of Small and Mid Cap products. Prior to joining Dreman, Mr. Roach was a Portfolio Manager at Vaughan Nelson Investment Management, managing a small cap product from 2002 through 2006. In April of 2006, Mr. Roach was also given the responsibility for the management of the newly seeded MidCap product with approximately $770 million in assets which was benchmarked against the Russell Mid Cap Value Index and the Russell 2500 Value Index. Mr. Roach has significant experience in working with institutions, pensions and endowments and is well known in the consulting and high net worth community. Mr. Roach served as a security analyst from 1997 to 2001 for various institutions including Fifth-Third Bank, Lynch, Jones Ryan and USAA. Mr. Roach also serves as a Board Member on the Rice University Wright Fund since 2003. He has an MBA from the University of Chicago's Graduate School of Business and a bachelors Degree from the Baldwin Wallace College.

AST Goldman Sachs Mid-Cap Growth Portfolio

The portfolio managers responsible for the day-to-day management of the Portfolio are Steve Barry, Dave Shell and Greg Ekizian.

Steven M. Barry is a Managing Director/Partner of Goldman, Sachs & Co. He is a Chief Investment Officer and a senior portfolio manager for the Growth Team. He has primary responsibility for investment research in industrials and multi-industry companies. He is also responsible for the team's Mid Cap Growth strategy. Prior to joining Goldman Sachs Asset Management, L.P. in June 1999, he was a portfolio manager at Alliance Capital Management. During Steve's eleven year tenure at Alliance, he managed growth portfolios with varying mandates including Small Capitalization, All-Capitalization, and Mid-Capitalization. His past experiences also include 3 years with Hutton Asset Management. He graduated from Boston College in 1985 with a B.A. in Mathematics and Economics.

David G. Shell is a Managing Director/Partner of Goldman, Sachs & Co. He is a Chief Investment Officer and a senior portfolio manager for the Growth Team. He has primary responsibility for investment research in entertainment, cable television, broadcasting, telecommunications, and wireless communications. Dave was a senior portfolio manager at Liberty Investment Management prior to Goldman Sachs Asset Management's acquisition of Liberty in January 1997. He joined Liberty's predecessor firm, Eagle Asset Management, in 1987. Dave graduated from the University of South Florida in 1987 with a B.A. in Finance.

AST Neuberger Berman Mid-Cap Growth Portfolio

The Portfolio is managed by Kenneth J. Turek. Mr. Turek has managed or co-managed two equity mutual funds and other equity portfolios for several other investment managers since 1985. Mr. Turek is a Vice President of NB Management and a Managing Director of Neuberger Berman, LLC.

AST Neuberger Berman / LSV Mid-Cap Value Portfolio

Neuberger Berman Segment. The portfolio manager responsible for the day-to-day management of the segment of the Portfolio managed by Neuberger Berman is S. Basu Mullick.

Mr. Mullick is a Vice President of Neuberger Berman Management LLC, managing director of Neuberger Berman LLC, and portfolio manager on the Mid Cap Value and Large Cap Value teams. He joined the firm in 1998. Previously, he spent five years at Ark Asset Management Co., Inc., as a senior manager and a managing director. He also worked as an analyst and portfolio manager at John A. Levin Co. and as a portfolio manager at First Fidelity Bank. Basu began his career in 1982 as an analyst at PaineWebber, Inc. He received a B.A. from Presidency College in India and a M.A., A.B.D., from Rutgers University.

LSV Segment. The portfolio managers responsible for the day-to-day management of the segment of the Portfolio managed by LSV are Josef Lakonishok, Menno Vermeulen, CFA, and Puneet Mansharamani, CFA.

Mr. Lakonishok has served as CEO, CIO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 30 years of investment and research experience. Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Partner since 1998. He has more than 18 years of investment experience. Prior to joining LSV, Mr. Vermeulen served as a portfolio manager for ABP Investments. Mr. Mansharamani, CFA is a Partner and Portfolio Manager of LSV. Mr. Mansharamani has previously served as a Quantitative Analyst of LSV since 2000. He has more than 11 years of investment experience. Prior to joining LSV, Mr. Mansharamani was an Analyst at Institutional Trust National City Corporation and a Systems Consultant for Maximations, Inc.

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AST Mid-Cap Value Portfolio

EARNEST Segment. Paul Viera, the founder of EARNEST Partners, is primarily responsible for the day-to-day management of the portion of the Portfolio managed by EARNEST. Mr. Viera was a Vice President at Bankers Trust in both New York and London. He later joined INVESCO, where he became a Global Partner and senior member of its Investment Team. Mr. Viera is a member of the Atlanta Society of Financial Analysts and has over 25 total years of investment experience. He serves on several boards, including North Carolina Outward Bound. He is also a frequent commentator for several news organizations, such as CNBC, Radio Wall Street and the Atlanta Journal Constitution. Mr. Viera has a BA in Economics from the University of Michigan and an MBA from Harvard Business School.

WEDGE Segment. Paul M. VeZolles, John G. Norman, and Caldwell Calame are responsible for the day-to-day management of the portion of the Portfolio managed by WEDGE.

Paul M. VeZolles, CFA, General Partner, is the lead mid-cap analyst on the team. Mr.VeZolles has twenty-four years of investment experience and is responsible for equity research on companies with market capitalizations between $1 billion and $15 billion. Prior to joining WEDGE in 1995, Mr. VeZolles was an Equity Analyst at Palley-Needelman Asset Management in Newport Beach, California, and an Equity Analyst with CMB Investment Counselors in Los Angeles. Mr. VeZolles received his Bachelor of Arts degree in Economics from Indiana University and his Master of Arts in Economics from DePaul University. Mr. VeZolles is a member of the CFA North Carolina Society.

John G. Norman, General Partner, has seventeen years of investment experience and is responsible for portfolio management and client service. Prior to joining WEDGE in 2004,Mr. Normanwas a Senior Vice President at Banc of America Capital Management. He was formerly associated with Brown Brothers Harriman, Wheat First Butcher Singer, and William M. Mercer Investment Consulting. Mr. Norman received his Bachelor of Business Administration - Finance from The College of William and Mary.

Caldwell Calame, CFA, Executive Vice President, has fifteen years of investment experience and is responsible for portfolio management and client service. Prior to joining WEDGE in 2007, Mr. Calame was a Director and Institutional Relationship Manager at Columbia Management, the asset management group of Bank of America. He was formerly associated with Bank of America in multiple groups including Banc of America Capital Management and Banc of America Investor Services. Mr. Calame received his Bachelor of Arts degree in Psychology at The University of the South at Sewanee. He also received his Masters of Business Administration degree at Wake Forest University, the Babcock Graduate School of Management. Mr. Calame is a member of the CFA North Carolina Society.

AST T. Rowe Price Large-Cap Growth Portfolio

T. Rowe Price manages the Portfolio through an Investment Advisory Committee. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program.Robert Sharps is the Investment Advisory Committee Member responsible for the Portfolio.

Mr. Sharps is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He is also the lead Portfolio Manager on the Large-Cap Growth Strategy Team in the Equity Division. Mr. Sharps serves as Vice President and an Investment Advisory Committee member of the Growth Stock Fund, Blue Chip Growth Fund, Global Stock Fund, and New America Growth Fund. He is also a member of the Investment Advisory Committee of the Tax-Efficient Growth Fund. Prior to joining the firm in 1997, Mr. Sharps was a Senior Consultant at KPMG Peat Marwick. He earned a B.S., summa cum laude, in Accounting from Towson University and an M.B.A. in Finance from the Wharton School, University of Pennsylvania. Mr. Sharps has also earned the Chartered Financial Analyst and Certified Public Accountant accreditations.

AST MFS Growth Portfolio

Stephen Pesek, CFA, an Investment Officer of MFS, manages the Portfolio. He has been employed in the investment area of MFS since 1994.

AST Marsico Capital Growth Portfolio

Thomas F. Marsico is the founder, Chief Executive Officer, and Chief Investment Officer of MCM.

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AST DeAM Large-Cap Value Portfolio

Robert Wang, Julie Abbett and James Francis, CFA, are the portfolio managers for the Portfolios. Mr. Wang, a Managing Director of DIMA, joined DIMA in 1995 and serves as Head of Quantitative Strategies Portfolio Management: New York. Ms. Abbett, a Director of DIMA, joined DIMA in 2000 and is a senior portfolio manager for Active Quantitative Equity: New York. Ms. Abbett has served as a portfolio manager of the Portfolios since July 2002. Mr. Francis joined DeAM on June 2, 2008 after 20 years of experience as a senior quantitative global equity portfolio manager at State Street Global Advisors, and most recently at Northern Trust Global Investments. Mr. Francis has served as a portfolio manager for the Portfolios since June 2008.

AST Large-Cap Value Portfolio

Hotchkis and Wiley Segment. Hotchkis and Wiley manages institutional separate accounts and is the advisor and sub-advisor to mutual funds, including the Portfolio. The investment process employed is the same for similar accounts, including the Portfolio and is team-based utilizing primarily in-house, fundamental research. The investment research staff is organized by industry and sector and supports all of the accounts managed in each of the Hotchkis and Wiley investment strategies. Portfolio coordinators for each strategy ensure that the best thinking of the investment team is reflected in the "target portfolios". Investment ideas for the Portfolio are generated by Hotchkis' investment team. Hotchkis and Wiley has identified the portfolio managers with the most significant responsibility for the Portfolio. The list does not include all members of the investment team.

George Davis, Judd Peters, Scott McBride, Patricia McKenna and Sheldon Lieberman participate in the investment research review and decision-making process for the Portfolio. Mr. McBride, Mr. Peters and Mr. Davis coordinate the day to day management of the Portfolio. Mr. Davis, Principal, Portfolio Manager and Chief Executive Officer, joined Hotchkis' investment team in 1988. Mr. Peters, Portfolio Manager, joined Hotchkis' investment team in 1999. Mr. McBride, Portfolio Manager, joined Hotchkis' investment team in 2001. Ms. McKenna, Principal and Portfolio Manager, joined Hotchkis' investment team in 1995. Mr. Lieberman, Principal and Portfolio Manager, joined Hotchkis' investment team in 1994.

Eaton Vance Segment. Michael Mach manages the portion of the Portfolio assigned to Eaton Vance.

Michael R. Mach, CFA, is a Vice President of Eaton Vance Management. Mr. Mach joined Eaton Vance in 1999 from Robertson Stephens, where he held the position of managing director and senior analyst of the Industrial Opportunities research product since 1998. From 1996-1998, he served as managing director and senior analyst of Piper Jaffray's Industrial Select research product. In addition, from 1989-1996, Mr. Mach served as a Senior Vice President at Putnam Investments, with responsibilities that included equity analysis, mutual fund and institutional account management. Mr. Mach's prior experience also includes analyst and portfolio manager positions with Freedom Capital from 1987-1989, Gardner Preston Moss from 1985-1987 and Delaware Investment Advisors from 1978-1985.

Mr. Mach earned a B.B.A. in marketing and psychology from the University of Wisconsin, an M.A. in social sciences and an M.B.A. with concentrations in finance, economics and international business from the University of Chicago.

Dreman Segment. David N. Dreman and E. Clifton Hoover, Jr., CFA manage the portion of the Portfolio assigned to Dreman.

David N. Dreman is the Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and Co-Lead Portfolio Manager. Mr. Dreman began his investment career in 1957, and is the founder of Dreman Value Management, L.L.C. Mr. Dreman serves as the co-lead portfolio manager. Mr. Dreman founded his first investment firm, Dreman Value Management, Inc., in 1977 and served as its President and then Chairman to 1995, followed by a similar role at Dreman Value Advisors, Inc. from 1995 to 1997.

E. Clifton Hoover, Jr., CFA has over 20 years of experience in the investment management industry. He has built his career on the low P/E approach to investing, that is at the center of the Dreman philosophy. Prior to joining Dreman Value Management, L.L.C. Mr. Hoover was a Managing Director and Portfolio Manager at NFJ Investment Group. In this role Mr. Hoover managed a Dividend Value portfolio and Small Cap portfolio. In addition, he assisted with consultant relationship building and retail channel support for both mutual fund and wrap accounts. Mr. Hoover also has experience from Credit Lyonnais where he was responsible for the financial analysis and client servicing of a $5 billion diversified corporate portfolio, involving various debt instruments and equity investments. At Citibank Financial where he worked earlier in his career, Mr. Hoover gained experience as a Financial Analyst. In this position he was responsible for the in-depth financial analysis of US companies and their respective industries with regard to potential debt or equity transactions. At RepublicBank where Mr. Hoover began his career in finance he worked as a Credit Analyst a progressed up the ranks to Vice President of Corporate Banking. Mr. Hoover graduated from Texas Tech University in 1984 with his BBA in Finance. He then went on to complete his MS in Finance at Texas Tech the following year.

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AST AllianceBernstein Core Value Portfolio

The management of and investment decisions for the Portfolio are made by the US Value Investment Policy Group, comprised of senior US Value Investment Team members. The US Value Investment Policy Group relies heavily on the fundamental analysis and research of the Subadviser's large internal research staff. No one person is principally responsible for making recommendations for the Portfolio. The members of the US Value Investment Policy Group with the most significant responsibility for the day-to-day management of the Portfolio are: John Mahedy, David Yuen, Marilyn G. Fedak, Christopher W. Marx, and John D. Phillips.

John Mahedy;-Senior Vice President of the Adviser and Chief Investment Officer of U.S. Value Equities Senior Vice President of the Adviser, with which he has been associated prior to 2004, Chief Investment Officer of U.S. Value Equities since 2003 and Director of Research-U.S. Value Equities until 2008.

David Yuen;-Senior Vice President of the Adviser and Director of Research-U.S. Value Equities Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2004. He is also Director of Research-U.S. Value Equities.

Marilyn G. Fedak;-Vice Chairman of Investment Services Vice Chairman of Investment Services since January 2009. Prior thereto, Executive Vice President of the Adviser. Head of SCB's Value Equities Business and Co-Chief Investment Officer of U.S. Value Equities since prior to 2004.

Christopher W. Marx;-Senior Vice President of the Adviser Senior Vice President of the Adviser, with which he has been associated since prior to 2004.

John D. Phillips;-Senior Vice President of the Adviser Senior Vice President of the Adviser, with which he has been associated since prior to 2004.

AST American Century Income & Growth Portfolio

American Century uses a team of portfolio managers and analysts to manage the Portfolio. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the Portfolio's investment objectives and strategy. The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the Portfolio are: Kurt Borgwardt, John Schniedwind, Zili Zhang and Lynette Pang.

Mr. Borgwardt, Senior Vice President and Senior Portfolio Manager, joined American Century in 1990 and has also managed the quantitative equity research effort. He became a portfolio manager in 1997. He has a bachelor of arts from Stanford University and an MBA with a specialization in finance from the University of Chicago. He is a CFA charterholder.

Mr. Schniedwind, Chief Investment Officer Quantitative Equity , joined American Century in 1982 and also supervises other portfolio manager teams. He became a portfolio manager in 1997. He has degrees from Purdue University and an MBA in finance from the University of California—Berkeley. He is a CFA charterholder.

Mr. Zhang, Vice President and Portfolio Manager/Director of Quantitative Research, joined American Century in 1995 as a research analyst. He became a portfolio manager in 2002. He also manages the quantitative research team. He has a bachelor's degree in physics from the University of Science and Technology of China and a Ph.D in theoretical physics from the University of Texas at Austin

Ms. Pang, Portfolio Manager, joined American Century in 1997 and became a portfolio manager in 2006. She has a bachelor's degree from the University of California, Davis and is a CFA charterholder.

AST AllianceBernstein Growth & Income Portfolio

Frank Caruso, the head of the U.S. Relative Value Team is primarily responsible for the day-to-day management of the Portfolio since AllianceBernstein became the Portfolio's Subadviser in May 2000. Mr. Caruso is a Senior Vice President of AllianceBernstein and has been associated with AllianceBernstein since 1994.

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AST Cohen & Steers Realty Portfolio

The portfolio managers responsible for the day-to-day management of the Portfolio are: Martin Cohen, Robert H. Steers, Joseph M. Harvey and Jon Y. Cheigh, CPA.

Martin Cohen, co-chairman and co-CEO, is a senior portfolio manager for all of Cohen & Steers' portfolios and a member of the firm's investment committee. He has 31 years of experience. Prior to co-founding the firm in 1986 with Mr. Steers, Mr. Cohen was a senior vice president and portfolio manager at National Securities and Research Corporation from 1984 to 1986, where, in 1985, he and Mr. Steers organized and managed the nation's first real estate securities mutual fund. Mr. Cohen has a BS degree from the City College of New York and an MBA degree from New York University. He has served as a member of the Board of Governors of the National Association of Real Estate Investment Trusts. In 2001, he was the recipient of the National Association of Real Estate Investment Trusts Industry Achievement Award. He is based in New York.

Robert H. Steers, co-chairman and co-CEO, is a senior portfolio manager for all of Cohen & Steers' portfolios and a member of the firm's investment committee. He has 30 years of experience. Prior to co-founding the firm in 1986 with Mr. Cohen, Mr. Steers was a senior vice president and the chief investment officer of National Securities and Research Corporation from 1982 to 1986, where, in 1985, he and Mr. Cohen organized and managed the nation's first real estate securities mutual fund. Mr. Steers has a BS degree from Georgetown University and an MBA degree from George Washington University. He is based in New York.

Joseph M. Harvey, president, is global chief investment officer and senior portfolio manager for all of Cohen & Steers' portfolios and a member of the firm's investment committee. He has 20 years of experience. Prior to joining the firm in 1992, Mr. Harvey was a vice president with Robert A. Stanger Co. for five years, where he was an analyst specializing in real estate and related securities for the firm's research and consulting activities. Mr. Harvey has a BSE degree from Princeton University. He is based in New York.

Jon Y. Cheigh, CPA, senior vice president, is a portfolio manager for Cohen & Steers' U.S. Realty Total Return portfolios. He has 12 years of experience. Prior to joining the firm in 2005, Mr. Cheigh was a vice president and senior REIT analyst for two years at Security Capital Research Management. Previously, he was a vice president of real estate acquisitions at InterPark and an acquisitions associate at Urban Growth Property Trust, two privately held REITs. Mr. Cheigh has a BA cum laude from Williams College and an MBA degree from the University of Chicago. He is based in New York. He has been managing the Portfolio since March 2008.

Cohen & Steers utilizes a team-based approach in managing the Fund. Mr. Cohen, Mr. Steers and Mr. Harvey are the leaders of this team. Mr. Cheigh directs and supervises the execution of the Fund's investment strategy.

AST Academic Strategies Asset Allocation Portfolio

(PI)

Brian Ahrens is a portfolio manager for the Portfolio and Senior Vice President and head of the Strategic Investment Research Group of Prudential Investments. He focuses on portfolio risk oversight, manager fulfillment, the allocation of assets among managers, and the dynamic management of cash flows. Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment consulting, portfolio construction, and risk oversight activities. As of January 31, 2009, this team consults on over $250 billion in total assets and assists in the management of almost $13.1 billion in asset allocation portfolios. Mr. Ahrens has been with Prudential for over 15 years. Mr. Ahrens earned his M.B.A. in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, CIMA certified, and presently a candidate for the CFA.

(QMA: Asset Allocation and Overlay Segment)

Ted Lockwood is a Managing Director for Quantitative Management Associates (QMA), as well as the head of the asset allocation area. Ted is responsible for managing quantitative equity portfolios, investment research, and new product development. Ted has also worked as a member of the technical staff at ATT Bell Laboratories. Ted graduated summa cum laude with a BE in Engineering from Stony Brook University and earned an MS in Engineering and an MBA in Finance from Columbia University.

Marcus M. Perl is a Vice President and Portfolio Manager for Quantitative Management Associates (QMA) and a member of the asset allocation team and the investment committee. In addition to portfolio management, Marcus is responsible for research, strategic asset allocation and portfolio construction. Marcus was a Vice President and Portfolio Manager at Prudential Investments; earlier, he was a Vice President at FX Concepts Inc. Marcus holds an MA in Economics from the University of Southern California and an MA in Economics from California State University Long Beach.

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Edward L. Campbell, CFA, is a Vice President and Portfolio Manager for Quantitative Management Associates (QMA) and a member of the asset allocation team and investment committee. In addition to portfolio management, Ed is a specialist in global macroeconomic and investment strategy research. He has also served as a Portfolio Manager with Prudential Investments (PI) and spent several years as a Senior Analyst with PI's Strategic Investment Research Group (SIRG). Prior to joining PI, Ed was a Partner and Vice President at Trilogy Advisors LLC. He earned a BS in Economics and International Business from The City University of New York and holds the Chartered Financial Analyst (CFA) designation.

Edward F. Keon is a Managing Director and Portfolio Manager for Quantitative Management Associates (QMA), as well as a member of the asset allocation team and the investment committee. In addition to portfolio management, Ed contributes to investment strategy, research and portfolio construction. Ed has also served as Chief Investment Strategist and Director of Quantitative Research at Prudential Equity Group, LLC, where he was a member of the firm's investment policy committee and research recommendation committee. Ed's prior experience was as Senior Vice President at I/B/E/S International Inc. Ed is a member of the Board of Directors of the Chicago Quantitative Alliance and sits on the Membership Committee of the Institute of Quantitative Research in Finance (Q-Group). He holds a BS in industrial management from the University of Massachusetts/Lowell and an MS in Finance and Marketing from the Sloan School of Management at the Massachusetts Institute of Technology.

(QMA: Long/Short Market Neutral Segment)

Margaret S. Stumpp, PhD, is the Chief Investment Officer at QMA. Maggie is portfolio manager for equity portfolios for institutional investors and mutual fund clients. Maggie is extensively involved in quantitative research in asset allocation, security selection and portfolio construction for QMA. Maggie joined QMA's predecessor in 1987. She has published articles on finance and economics in numerous publications, including The Financial Analysts Journal, The Journal of Portfolio Management, The Journal of Investment Management and Award Papers in Public Utility Economics. Maggie earned a BA cum laude with distinction in Economics from Boston University, and holds an AM and PhD in Economics from Brown University.

Devang Gambhirwala is a Principal and Portfolio Manager for Quantitative Management Associates (QMA). Devang is primarily responsible for overseeing the quantitative core long-short and large-cap equity mandates, and is also responsible for the management of structured products. Earlier at Prudential Investment Management, Devang worked as a Quantitative Research Analyst and an Assistant Portfolio Manager. He earned a BS in Computer and Information Sciences from the New Jersey Institute of Technology and an MBA from Rutgers University.

(Jennison: Global Infrastructure Segment)

Shaun Hong, CFA, is a Managing Director of Jennison. From 1999 until joining Jennison in September 2000, he was with Prudential as an analyst responsible for power, natural gas and telecommunication industries within Prudential's Public Equity unit. He began his career in 1992 as a research analyst covering telecommunications and technology companies at Parker/Hunter Inc., a regional brokerage firm based in Pittsburgh. In 1994, Mr. Hong joined Equinox Capital Management where he worked for five years researching utility, consumer products, commodities and technology sectors. He received his B.S. in Industrial Management from Carnegie Mellon University and is a member of The New York Society of Security Analysts.

Ubong "Bobby" Edemeka is a Managing Director of Jennison, which he joined in March 2002. He began his career as an equity analyst at Prudential Investments in the Equity Mutual Funds Group in 1997. His responsibilities included coverage of the domestic utilities sector and presenting investment recommendations for the Prudential Utility Fund, now known as the Jennison Utility Fund. In 2000, Mr. Edemeka was with SSB Citi Asset Management Group in the Global Utilities Team before joining Goldman, Sachs & Co. as a sell-side analyst covering domestic electric utilities and independent power producers. Mr. Edemeka graduated with a B.A. in Government from Harvard College.

The above-referenced Jennison portfolio managers will be supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

(Bache: Commodities Segment)

Stephen Ilnitzki:Mr. Ilnitzki currently is Head of Commodity Asset Management for the Prudential Bache Global Commodities Group. He is responsible for building a global asset management business based on Prudential's strong franchise in the global commodities marketplace. Prior to rejoining Prudential in 2006, he spent six years as a senior executive at OppenheimerFunds (OFI) responsible for creating new investment products and distribution opportunities for OFI's high net worth group. Prior to joining

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OppenheimerFunds Steve held senior executive positions at Ameritrade, Prudential, Van Eck Global, Bankers Trust and Deloitte Touche. Steve earned a Bachelor of Science degree in Physics from the University of Notre Dame and his MBA in Finance from Rensselaer Polytechnic Institute.

(PIMCO: International Fixed-Income (Un-Hedged) Segment)

Scott A. Mather Mr. Mather is a Managing Director, member of PIMCO's Investment Committee and head of global portfolio management. Prior to this he led portfolio management in Europe, managed Euro and pan-European portfolios and worked closely with many Allianz related companies where he also served as a Managing Director of Allianz Global Investors KAG. Prior to that, he co-headed PIMCO's mortgage and ABS team. Mr. Mather joined the firm in 1998, previously having been associated with Goldman Sachs in New York, where he was a fixed income trader specializing in a broad range of mortgage backed securities. He has fourteen years of investment experience and holds both a bachelor's and master's degree in engineering from the University of Pennsylvania, as well as a bachelor's degree in finance from The Wharton School of the University of Pennsylvania.

(PIMCO: Emerging Markets Fixed-Income Segment)

Michael Gomez Mr. Gomez is an executive vice president in the Newport Beach office, a portfolio manager and co-head of the emerging markets portfolio management team. Prior to joining PIMCO in 2003, he was responsible for market making and proprietary trading of emerging market bonds at Goldman Sachs. Prior to that, he spent a year in Colombia serving as a financial consultant to the Ministry of Finance and Public Credit. He has 15 years of investment experience and holds an MBA from the Wharton School of the University of Pennsylvania, where he also received his undergraduate degree.

(PIMCO: Inflation-Indexed Securities Segment)

Mihir Worah Mr. Worah is an Executive Vice President, portfolio manager, and head of the Real Return portfolio management team. He joined PIMCO in 2001 as a member of the analytics team and worked on real and nominal term structure modeling and options pricing. Previously he was a post doctoral research associate at the University of California, Berkeley, and the Stanford Linear Accelerator Center, where he built models to explain the difference between matter and anti-matter. He has a Ph.D. in theoretical physics from the University of Chicago and is the author of numerous scientific papers.

(Mellon Capital: Global Tactical Asset Allocation Segment)

Mellon Capital employs a team approach. The members of the portfolio management team are jointly and primarily responsible for making investment decisions. The management team consists of Helen Potter and James Stavena. The management team plays equal roles with respect to the management of the Fund and each has the authority to approve transactions for the Fund. There are no limits on the management team's roles.

Helen Potter serves as the primary portfolio manager for this portfolio segment. Ms. Potter is a Managing Director of Mellon Capital, where she has been employed since 1996, and manages global and domestic asset allocation products for Mellon Capital. She has managed investment portfolios since 1996.

James Stavena is a Managing Director at Mellon Capital. He oversees a team of portfolio managers responsible for global asset allocation, currency overlay and enhanced asset allocation strategies and has been with Mellon Capital since 1998. Prior to joining Mellon Capital, he was a derivatives portfolio manager with CS First Boston and HSBC Midland Bank.

(Volaris, a unit of Credit Suisse: Volatility Income Segment)

Laura B. Friedman, Managing Director, is a Managing Director of Credit Suisse and Head of Portfolio Management, Trading and Research for Volaris Volatility Management. She is responsible for managing Volaris' volatility management and yield enhancement strategies. Laura has spent her career as a derivatives strategist and portfolio manager, developing alternative investment products and solutions for both investment institutions and private clients. Laura joined Credit Suisse in June 2003 with the acquisition of Volaris Advisors by Credit Suisse.

Prior to joining Volaris, Laura was a Managing Director at JP Morgan Alternative Asset Management where she was responsible for the development of proprietary hedge funds, development and management of principal-protected derivatives-based products, and head of risk management for their fund of funds products. Laura previously was the equity derivatives strategist for Dawson-Samberg Capital Management (predecessor of Pequot Partners), and before that was responsible for strategy development and management of derivatives-based products for Alliance Capital Management and Equitable Capital Management. Laura was also involved in the launch of some of the first exchange traded funds (ETFs) and the creation of other alternative investment products.

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Laura received a B.A. in Theoretical Mathematics and Political Science from Brandeis University and an M.B.A. in Finance and Statistics from the University of Chicago Graduate School of Business.

Allan Kennedy, CFA, Director, is a Director of Credit Suisse and Head of Marketing and Client Strategy for Volaris. He joined Volaris Advisors during 2001 prior to its acquisition by Credit Suisse in 2003. Prior to joining Volaris Advisors, Allan spent a number of years at Morgan Stanley in New York, structuring and executing quantitative solutions for institutional and private clients. This followed a successful career in London and Washington D.C. as a Manager in the Strategic consulting practice of Accenture where he advised a number of top tier financial markets clients.

A native of Scotland, Allan received his M.B.A. from Columbia Business School where he earned membership in the national honors society. He also received a B.S. in Mathematics and Statistics from the University of Glasgow (UK) where he graduated with a first class honors degree. Allan is a CFA charterholder and an active member of the CFA Institute and New York Society of Security Analysts.

Defina Maluki, CFA, Associate, is a member of Volaris. Portfolio Management and Trading team. He is responsible for the portfolio management, research, and development of Volaris strategies. Prior to joining Volaris, Defina worked at Goldman Sachs where he developed fixed income trading and hedging models for a quantitativemacro hedge fund. Defina received his B.S., with high honors, in Electrical Engineering from the Illinois Institute of Technology. He is currently working on his M.B.A. from the University of Chicago Graduate School of Business. Defina is a CFA charterholder.

Yirong Li, CFA, Vice President, is Volaris' senior quantitative analyst on the Portfolio Management and Trading Team. He is responsible for research and product development, with primary focus on the development, trading and portfolio management of Volaris' European business. Prior to joining Credit Suisse, Yirong was Director of Ecommerce Technology at MoneyLine Telerate. Yirong holds a B.S. in Electrical Engineering from South China University of Technology, an M.S. in Operations Research from New Jersey Institute of Technology, and an M.B.A from Columbia Business School. He is a CFA charterholder.

(First Quadrant: Global Macro Segment)

As a quantitative manager, First Quadrant employs a centralized team-based approach to the traditional functions of Investment Research and Portfolio Management. Both functions are internal to FQ and not reliant on third-party providers. The mission of the internal Investment Research team is to continuously improve the multi-factor models used across First Quadrant strategies. The Portfolio Management team systematically implements these models in accordance with individual client guidelines and investment objectives. Ken Ferguson, Dori Levanoni and Steve Richey are primarily responsible for the day-to-day management of the portion of the fund allocated to First Quadrant.

Ken Ferguson, PhD, is one of two First Quadrant partners co-heading the firm's global macro research function. He is involved in all aspects of product development: model building, risk measurement, risk allocation, and portfolio optimization. On joining First Quadrant in 1994, Ken was initially focused on tactical asset allocation, currency, and global macro strategies. His responsibilities expanded to include equity research in 2006.

Dori Levanoni is a First Quadrant partner co-heading the firm's global macro research function. He also is involved in all aspects of product development: model building, risk measurement, risk allocation, and portfolio optimization. On joining the investment research team in 1998, Dori was initially focused on tactical asset allocation, currency, and global macro strategies and subsequently served as manager of currency research and director of the currency product.

Steve Richey oversees First Quadrant's derivatives trading program, options-based hedge strategies, and option overlay strategies. Prior to joining First Quadrant in 1999, Steve worked at Pacific Mutual Life Insurance Company and was a research analyst with HCM Capital Management, a Honolulu-based fixed-income investment management firm. Steve received his bachelor's degree in 1997 and his MBA in 1998, both from Hawaii Pacific University. He became CFA charterholder in 2000.

(AlphaSimplex: Hedge Fund Replication Segment)

Andrew W. Lo founded AlphaSimplex in 1999 and has served as the firm's Chief Scientific Officer since that time. He is also Chairman of AlphaSimplex's Investment Committee and a member of AlphaSimplex's Risk Committee. Dr. Lo is the Harris Harris Group Professor at Massachusetts Institute of Technology (MIT) and Director of MIT's Laboratory for Financial Engineering.

Jeremiah H. Chafkin has served as President of AlphaSimplex since 2007. He is also a member of AlphaSimplex's Investment Commitee and Risk Committee. From 2006 until November 2007, Mr. Chafkin was President and Chief Executive Officer of the U.S. division of Natixis Global Asset Management. Prior to that time, he headed investment advice and research for Charles Schwab Co. and served as president of Charles Schwab Investment Management.

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AST Dynamic Asset Allocation Portfolios

PI typically uses teams of portfolio managers and analysts to manage the Dynamic Asset Allocation Portfolios. The following portfolio managers share overall responsibility for coordinating the Portfolios' activities, including determining appropriate asset allocations and Underlying Portfolio weights, reviewing overall Portfolio compositions for compliance with stated investment objectives and strategies, and monitoring cash flows.

PI

Brian Ahrens is a portfolio manager for the Portfolios and Senior Vice President and Head of the Strategic Investment Research Group of Prudential Investments. He focuses on portfolio risk oversight, manager fulfillment, and the allocation of assets among managers. Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment consulting, portfolio construction, and risk oversight activities. Currently, this team consults on over $250 billion in total assets and assists in the management of almost $13.1 billion in asset allocation portfolios. Mr. Ahrens has been with Prudential for over 15 years. Mr. Ahrens earned his M.B.A. in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, CIMA certified, and presently a candidate for the CFA.

QMA

Ted Lockwood is a portfolio manager for the Portfolios and a Managing Director of QMA. Previously, Mr. Lockwood was with AT&T and a member of the technical staff at AT&T Bell Laboratories. Mr. Lockwood graduated summa cum laude with a BE in Engineering from Stony Brook University and received an MS in Engineering and an MBA in Finance from Columbia University.

Marcus Perl, is a portfolio manager for the Portfolios and a Vice President of PI. He focuses on the quantitative modelling of asset allocation strategies, financial market research, and the formulation of investment strategy. Prior to joining Prudential in October 2000, Mr. Perl was Vice President at FX Concepts where he was responsible for market risk modelling, performance analytics, and statistical research. He also worked as an Associate at Wilshire Associates. Mr. Perl holds an MA in Finance from the Warsaw School of Economics, an MA in Econometrics from California State University Long Beach, and an MA in Economics from the University of Southern California.

Edward L. Campbell, CFA, is a portfolio manager for the Portfolios and a Senior Associate at PI. He focuses on global macroeconomic and financial market research and the formulation of investment strategy. Prior to rejoining Prudential in August 2003, Mr. Campbell spent three years with Trilogy Advisors LLC, a $5 billion asset management firm. He also previously worked as a senior investment manager research analyst with Prudential Securities and PI. Mr. Campbell is a member of the New York Society of Securities Analysts and the CFA Institute. He received a BS in Economics and International Business from The City University of New York and holds the Chartered Financial Analyst designation.

Edward F. Keon is a Managing Director and Portfolio Manager for Quantitative Management Associates (QMA), as well as a member of the asset allocation team and the investment committee. In addition to portfolio management, Ed contributes to investment strategy, research and portfolio construction. Ed has also served as Chief Investment Strategist and Director of Quantitative Research at Prudential Equity Group, LLC, where he was a member of the firm's investment policy committee and research recommendation committee. Ed's prior experience was as Senior Vice President at I/B/E/S International Inc. Ed is a member of the Board of Directors of the Chicago Quantitative Alliance and sits on the Membership Committee of the Institute of Quantitative Research in Finance (Q-Group). He holds a BS in industrial management from the University of Massachusetts/Lowell and an MS in Finance and Marketing from the Sloan School of Management at the Massachusetts Institute of Technology.

AST T. Rowe Price Global Bond Portfolio

The Portfolio has an investment advisory group that has day-to-day responsibility for managing the Portfolio and developing and executing the Portfolio's investment program. The advisory group consists of Ian Kelson, Christopher Rothery, Daniel O. Shackelford, Brian Brennan and Michael Conelius.

Mr. Kelson is the lead member of the Portfolio's advisory group, responsible for implementing and monitoring the Portfolio's overall investment strategy. Mr. Kelson joined T. Rowe Price International in November 2000 and is the firm's Head of International Fixed Income. From 1989 to 1999, Mr. Kelson was Head of Fixed Income at Morgan Grenfell/Deutsche Asset Management ("Morgan Grenfell") where he was responsible for $50 billion in global fixed income assets.

Mr. Rothery joined T. Rowe Price International in 1994 and has 16 years of experience managing multi-currency fixed-income portfolios. Mr. Rothery is responsible for making recommendations regarding the Portfolio's non-U.S. investment grade investments.

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Mr. Shackelford joined T. Rowe Price in 1999; prior to that he was the Principal and Head of Fixed Income for Investment Counselors of Maryland.

Mr. Brennan joined T. Rowe Price in 2000; prior to that he was a fixed income manager at Howard Hughes Medical Institute.

Mr. Shackelford and Mr. Brennan are responsible for making recommendations regarding the fund's U.S. investment-grade investments. Mr. Conelius joined T. Rowe Price International in 1995 and focuses on the Portfolio's emerging market sovereign debt investments.

AST Lord Abbett Bond-Debenture Portfolio

The Portfolio is managed by an experienced portfolio manager responsible for investment decisions together with a team of research analysts who provide company, industry, sector and macroeconomic research and analysis.

Christopher J. Towle, Partner and Director of Lord Abbett, heads the team and is primarily responsible for the day-to-day management of the Portfolio. Mr. Towle joined Lord Abbett in 1987.

AST PIMCO Total Return Bond Portfolio

William H. Gross, CFA, is a Managing Director, portfolio manager, and Chief Investment Officer. He was a founding partner of PIMCO in 1971. Mr. Gross has over thirty years of investment experience and is the author of Bill Gross on Investing. Mr. Gross has a bachelor's degree from Duke University and an MBA from the UCLA Graduate School of Business.

AST PIMCO Limited Maturity Bond Portfolio

Paul A. McCulley is a Managing Director, generalist portfolio manager, member of the investment committee and head of PIMCO's Short-Term Desk. He also leads PIMCO's Cyclical Economic Forum and is author of the monthly research publication Global Central Bank Focus. Mr. McCulley joined the firm in 1999, previously serving as Chief Economist for the Americas for UBS Warburg. From 1996 and 1998, he was named to six seats on the Institutional Investor All-America Fixed Income Research team. He has over twenty years of investment experience and holds a bachelor's degree from Grinnell College and an MBA from Columbia University Graduate School of Business.

AST Western Asset Core Plus Bond Portfolio

The Portfolio is managed by a team of portfolio managers, sector specialists and other investment professionals. Chief Investment Officer Stephen A. Walsh, CIO Emeritus S. Kenneth Leech, and Portfolio Managers Edward A. Moody, Carl L. Eichstaedt, and Mark S. Lindbloom serve as co-leaders of this team and are responsible for the day-to-day strategic oversight of the Portfolio's investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Portfolio invests.

As portfolio managers, their focus is on portfolio structure, including sector allocation, duration weighting and term structure decisions. Mr. Walsh, Mr. Leech, Mr. Moody and Mr. Eichstaedt have been employed by Western Asset as portfolio managers for at least the past five years. Prior to joining Western Asset as a portfolio manager in 2006, Mr. Lindbloom was a Managing Director of Citigroup Asset Management and had been associated with its predecessor companies since 1996.

AST Bond Portfolio 2015
AST Bond Portfolio 2016
AST Bond Portfolio 2018
AST Bond Portfolio 2019
AST Bond Portfolio 2020
AST Investment Grade Bond Portfolio

Richard Piccirillo and Malcolm Dalrymple are primarily responsible for the day-to-day management of each Portfolio.

Richard Piccirillo is Principal and Portfolio Manager for PIM-Fixed Income's US Liquidity Unit. He has specialized in mortgage-

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backed securities since joining Prudential Financial in 1993. Mr. Piccirillo also specializes in structured products. Before joining Prudential Financial, Mr. Piccirillo was a fixed-income analyst with Fischer Francis Trees Watts. Mr. Piccirillo started his career as an analyst at Smith Barney, assisting in overseeing the fixed-income trading desks for the planning and analysis department. He received a BBA in Finance from George Washington University and an MBA in Finance and International Business from New York University.

Malcolm Dalrymple is Principal and Portfolio Manager for PIM-Fixed Income's Structured and Short Maturity Strategies Unit. Mr. Dalrymple is also a Portfolio Manager for the U.S. Investment-Grade Corporate Unit. He is also responsible for corporate security selection in Core portfolios. He has specialized in corporate bonds since 1990. From 1983 to 1990, Mr. Dalrymple was a money markets portfolio manager. He joined Prudential Financial in 1979 as a securities lending trader and a bank analyst. Mr. Dalrymple received a B.S. in finance from the University of Delaware and an M.B.A. in finance from Rutgers University.

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HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS

Purchasing and Redeeming Shares of the Portfolios

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Redemption in Kind

The Fund may pay the redemption price to shareholders of record (generally, the insurance company separate accounts holding Fund shares) in whole or in part by a distribution in-kind of securities from the relevant investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission (SEC) and procedures adopted by the Fund's Board of Trustees. Securities will be readily marketable and will be valued in the same manner as in a regular redemption.

If shares are redeemed in kind, the recipient will incur transaction costs in converting such assets into cash. These procedures govern the redemption by the shareholder of record, generally an insurance company separate account. The procedures do not affect payments by an insurance company to a contract owner under a variable contract.

Frequent Purchases or Redemptions of Portfolio Shares

The Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the "PI funds"). Frequent purchases and redemptions may adversely affect the investment performance and interests of long-term investors in the Portfolios. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This may cause the PI funds to sell Portfolio securities at inopportune times, hurting their investment performance. When large dollar amounts are involved, frequent trading can also make it difficult for the PI funds to use long-term investment strategies because they cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased transaction and tax costs.

Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor's frequent trading strategies.

The Boards of Directors/Trustees of the PI funds, including the Fund, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Fund are limited, however, because the Fund does not directly sell its shares directly to the public. Instead, Portfolio shares are sold only to insurance company separate accounts that fund variable annuity contracts and variable life insurance policies (together, the "contracts"). Therefore, the insurance companies purchasing Portfolio shares (the "participating insurance companies"), not the Fund, maintain the individual contract owner account records. Each participating insurance company submits to the Fund's transfer agent daily aggregate orders combining the transactions of many contract owners. Therefore, the Fund and its transfer agent do not monitor trading by individual contract owners.

Under the Fund's policies and procedures, the Fund has notified each participating insurance company that the Fund expects the insurance company to impose restrictions on transfers by contract owners. The current participating insurance companies are Prudential and two insurance companies not affiliated with Prudential. The Fund may add additional participating insurance companies in the future. The Fund receives reports on the trading restrictions imposed by Prudential on variable contract owners investing in the Portfolios, and the Fund monitors the aggregate cash flows received from unaffiliated insurance companies. In addition, the Fund has entered shareholder information agreements with participating insurance companies as required by Rule 22c-2 under the Investment Company Act. Under these agreements, the participating insurance companies have agreed to: (i) provide certain information regarding contract owners who engage in transactions involving Portfolio shares and (ii) execute any instructions from the Fund to restrict or prohibit further purchases or exchanges of Portfolio shares by contract owners who have been identified by the Fund as having engaged in transactions in Portfolio shares that violate the Fund's frequent trading policies and procedures. The

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Fund and its transfer agent also reserve the right to reject all or a portion of a purchase order from a participating insurance company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.

The Fund also employs fair value pricing procedures to deter frequent trading. Those procedures are described in more detail under "Net Asset Value," below.

Each Fund of Funds invests primarily or exclusively in other Portfolios of the Trust that are not operated as Funds of Funds. These portfolios in which the Funds of Funds invest are referred to as Underlying Trust Portfolios. The policies that have been implemented by the participating insurance companies to discourage frequent trading apply to transactions in Funds of Funds shares. Transactions by the Funds of Funds in Underlying Trust Portfolio shares, however, are not subject to any limitations and are not considered frequent or short-term trading. For example, the Funds of Funds may engage in significant transactions in Underlying Trust Portfolio shares in order to: (i) change their investment focus, (ii) rebalance their investments to match the then-current asset allocation mix, (iii) respond to significant purchases or redemptions of Fund of Funds shares, or (iv) respond to changes required by the underlying contracts. These transactions by the Funds of Funds in Underlying Trust Portfolio shares may be disruptive to the management of an Underlying Trust Portfolio because such transactions may: (i) cause the Underlying Trust Portfolio to sell portfolio securities at inopportune times to have the cash necessary to pay redemption requests, hurting their investment performance, (ii) make it difficult for the Subadvisers for the Underlying Trust Portfolios to fully implement their investment strategies, and (iii) lead to increased transaction and tax costs.

The AST Bond Portfolios 2015, 2018, and 2019, the AST Investment Grade Bond Portfolio and certain other Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for the participating insurance companies to manage the guarantees offered in connection with these benefit programs, the insurance companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values (referred to in this Prospectus as the Permitted Sub-Accounts) and (ii) require contract holders to participate in certain specialized asset transfer programs. Under these asset transfer programs, the participating insurance companies will monitor each contract owner's account value from time to time and, if necessary, will systematically transfer amounts among the Permitted Sub-Accounts as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable.

As an example of how these asset transfer programs will operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract holder's account value within the Permitted Sub-Accounts) and certain market return scenarios involving "flat" returns over a period of time may cause participating insurance companies to transfer some or all of such contract owner's account value to a Target Maturity Portfolio or the AST Investment Grade Bond Portfolio. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by assets in investments like the Target Maturity Portfolios or the AST Investment Grade Bond Portfolio.

The above-referenced asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs. Such asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant investment adviser or Subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or Subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and the participating insurance companies to prevent such trading, there is no guarantee that the Fund or the participating insurance companies will be able to identify these investors or curtail their trading practices. Therefore, some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading. The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.

For information about the trading limitations applicable to you, please see the prospectus for your contract or contact your insurance company.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary

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markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Fund's portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Trustees. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the U.S., because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

The Fund may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security's published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market.

Fair value pricing procedures are designed to result in prices for a Portfolio's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio's NAV by short-term traders.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $1 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio's NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All short-term debt securities held by the Money Market Portfolio are valued at amortized cost. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund's Board of Trustees has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

162

Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a Subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a Subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A Subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Valuation of Private Real Estate-Related Investments. Private real estate-related investments owned by the Global Real Estate Portfolio will be fair valued each day using a methodology set forth in Valuation Policies and Procedures adopted by the Board of the Trust that incorporate periodic independently appraised values of the properties and include an estimate each day of net operating income (which reflects operating income and operating losses) for each property. Estimates of net operating income are adjusted monthly on a going forward basis as actual net operating income is recognized monthly.

An appraisal is an estimate of market value and not a precise measure of realizable value. Generally, appraisals will consider the financial aspects of a property, market transactions and the relative yield for an asset measured against comparable real estate investments. On any day, PREI may recommend to the Board's Valuation Committee an adjustment to the value of a private real estate-related investment based on market events or issuer-specific events that have increased or decreased the realizable value of the security. For example, adjustments may be recommended by PREI for events indicating an impairment of a borrower's or lessee's ability to pay amounts due or events which affect property values of the surrounding area. Other major market events for which adjustments may be recommended by PREI include changes in interest rates, domestic or foreign government actions or pronouncements, suspended trading or closings of stock exchanges, natural disasters or terrorist attacks. There can be no assurance that the factors for which an adjustment may be recommended by PREI will immediately come to the attention of PREI.

Appraised values do not necessarily represent the price at which real estate would sell since market prices of real estate can only be determined by negotiation between a willing buyer and seller. The realizable market value of real estate depends to a great extent on economic and other conditions beyond the control of the Global Real Estate Portfolio.

Distributor

The Trust currently sells its shares only to insurance company separate accounts to fund variable annuity and variable life insurance contracts. The Trust has no principal underwriter or distributor.

163

OTHER INFORMATION

Federal Income Taxes

Each Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Portfolio's income, gains, losses, deductions, and credits are "passed through" pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Fund, including the application of state and local taxes.

Monitoring for Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of each Portfolio's portfolio securities is included in the Fund's SAI and on the Fund's website.

Legal Proceedings

On April 17, 2009, AST, one of the Investment Managers of the Fund, settled separate administrative proceedings brought by the SEC and the New York Attorney General's Office ("NYAG") regarding market timing activities of AST related to certain variable annuities and the Fund. The settlements relate to conduct that generally occurred between January 1998 and September 2003. Prudential Financial, Inc. ("Prudential Financial") acquired AST, formerly named American Skandia Investment Services, Inc., from Skandia Insurance Company Ltd. (publ) in May 2003. Subsequent to the acquisition, Prudential Financial implemented controls, procedures and measures designed to protect customers from the types of activities involved in these settlements. Under the terms of the settlements, AST is paying a total of $34 million in disgorgement and an additional $34 million as a civil money penalty, and AST has undertaken that by the end of 2009 it will undergo a compliance review by an independent third party, who shall issue a report of its findings and recommendations to AST's Board of Directors, the Audit Committee of the Fund and the Staff of the SEC. PI, the other Investment Manager of the Fund, is not involved in the settlements.

164

Payments to Affiliates

PI and AST and its affiliates, including a subadviser or thedistributor of thePortfolios maycompensateaffiliates of PI and AST, including the insurance companies issuing variable annuity or variable life contractsby providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the variable annuity and/or variable life contracts which offer the Portfolios as investment options. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing material discussing the contracts, available options, andthe Portfolios.

The amounts paid depend on the nature of the meetings, the number of meetings attended byPI or AST, the subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level ofPI's, AST's, subadviser's or distributor's participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributor and the amounts of such payments may vary between and among each adviser, subadviser and distributor depending on their respective participation.

With respect to variable annuity contracts, the amounts paid under these arrangements to Prudential-affiliated insurers are set forth in the prospectuses for the variable annuitycontracts which offer the Portfolios as investment options.

165

FINANCIAL HIGHLIGHTS

Introduction

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract charges are not included, the actual return that you will receive will be lower than the total return in each chart.

The financial highlights for the periods in the five years ended December 31 were part of the financial statements audited by KPMG LLP, the Fund's independent registered public accounting firm, whose reports on these financial statements were unqualified.

166

	AST International Growth Portfolio

	Year Ended December 31,

	2008	2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$18.26	$16.55	$13.85	$12.01	$10.44

Income (Loss) From Investment Operations:
Net investment income	0.19	0.18	0.08	0.07	0.06
Net realized and unrealized gain (loss) on investments	(8.15)	2.95	2.80	1.90	1.62

Total from investment operations	(7.96)	3.13	2.88	1.97	1.68

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(0.13)	(0.11)
Distributions	(2.69)	(1.42)	(0.18)	—	—

Total dividends and distributions	(2.69)	(1.42)	(0.18)	(0.13)	(0.11)

Net Asset Value, end of year	$7.61	$18.26	$16.55	$13.85	$12.01

Total Return(a)	(50.23)%	19.05%	20.97%	16.56%	16.15%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,003.9	$2,773.4	$2,280.5	$1,811.2	$1,342.9
Ratios to average net assets(b):
Expenses After Advisory Fee Waivers	1.16%	1.11%	1.10%	1.08%	1.15	%(c)
Expenses Before Advisory Fee Waivers	1.16%	1.11%	1.15%	1.18%	1.26	%(c)
Net investment income	1.30%	0.97%	0.55%	0.48%	0.31%
Portfolio turnover rate	102%	85%	111%	82%	94%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

	AST International Value Portfolio

	Year Ended December 31,

	2008	2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$21.99	$18.84	$14.92	$13.31	$11.15

Income (Loss) From Investment Operations:
Net investment income	0.47	0.30	0.16	0.23	0.13
Net realized and unrealized gain (loss) on investments	(9.47)	3.05	3.91	1.57	2.19

Total from investment operations	(9.00)	3.35	4.07	1.80	2.32

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(0.19)	(0.16)
Distributions	(1.80)	(0.20)	(0.15)	—	—

Total dividends and distributions	(1.80)	(0.20)	(0.15)	(0.19)	(0.16)

Net Asset Value, end of year	$11.19	$21.99	$18.84	$14.92	$13.31

Total Return(a)	(44.00)%	17.81%	27.45%	13.71%	21.04%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$657.5	$1,536.3	$1,038.6	$258.6	$193.7
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.16%	1.12%	1.13%	1.13%	1.22	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.16%	1.12%	1.13%	1.26%	1.37	%(c)
Net investment income	2.20%	1.70%	2.03%	2.11%	1.08%
Portfolio turnover rate	50%	46%	108%	30%	242%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004

	AST JPMorgan International Equity Portfolio

	Year Ended December 31,

	2008(d)		2007(d)	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$26.28		$24.37	$20.10	$18.31	$15.81

Income (Loss) From Investment Operations:
Net investment income	0.59		0.39	0.36	0.24	0.22
Net realized and unrealized gain (loss) on investments	(11.25)		1.92	4.18	1.75	2.46

Total from investment operations	(10.66)		2.31	4.54	1.99	2.68

Less Dividends and Distributions:
Dividends from net investment income	—		—	—	(0.20)	(0.18)
Distributions	(0.55)		(0.40)	(0.27)	—	—

Total dividends and distributions	(0.55)		(0.40)	(0.27)	(0.20)	(0.18)

Net Asset Value, end of year	$15.07		$26.28	$24.37	$20.10	$18.31

Total Return(a)	(41.34)%		9.49%	22.79%	11.01%	17.11%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$168.1		$498.0	$524.2	$469.4	$379.6
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.02	%(e)	1.00%	1.02%	1.07%	1.13	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.07	%(e)	1.00%	1.03%	1.07%	1.13	%(c)
Net investment income	2.71%		1.50%	1.54%	1.41%	1.34%
Portfolio turnover rate	18%		16%	16%	7%	91%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Calculated based on average shares outstanding during the year.
(e)	Includes loan interest expense of 0.01%.

	AST Small-Cap Growth Portfolio

	Year Ended December 31,

	2008(e)		2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$17.23		$16.08	$14.28	$14.07	$15.12

Income (Loss) From Investment Operations:
Net investment income (loss)	0.01		(0.06)	(0.08)	(0.08)	(0.14)
Net realized and unrealized gain (loss) on investments	(6.04)		1.21	1.88	0.29	(0.91)

Total from investment operations	(6.03)		1.15	1.80	0.21	(1.05)

Net Asset Value, end of year	$11.20		$17.23	$16.08	$14.28	$14.07

Total Return(a)	(35.00)%		7.15%	12.61%	1.49%	(6.94)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$219.4		$162.8	$175.4	$187.5	$226.1
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.10	%(d)	1.05%	1.07%	1.07%	1.16	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.10	%(d)	1.05%	1.08%	1.15%	1.16	%(c)
Net investment income (loss)	0.07%		(0.26)%	(0.48)%	(0.53)%	(0.87)%
Portfolio turnover rate	104%		39%	69%	113%	237%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Includes merger expense of 0.02%.
(e)	Calculated based on average shares outstanding during the year.

	AST Neuberger Berman Small-Cap Growth Portfolio

	Year Ended December 31,

	2008	2007(d)	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$10.72	$9.03	$8.38	$8.35	$7.63

Income (Loss) From Investment Operations:
Net investment loss	(0.11)	(0.06)	(0.04)	(0.06)	(0.06)
Net realized and unrealized gain (loss) on investments	(4.45)	1.75	0.69	0.09	0.78

Total from investment operations	(4.56)	1.69	0.65	0.03	0.72

Net Asset Value, end of year	$6.16	$10.72	$9.03	$8.38	$8.35

Total Return(a)	(42.54)%	18.72%	7.76%	0.36%	9.44%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$83.4	$208.9	$214.4	$256.9	$340.8
Ratios to average net assets(b):
Expenses After Advisory Fee Waivers	1.14%	1.07%	1.07%	1.07%	1.02	%(c)
Expenses Before Advisory Fee Waivers	1.14%	1.07%	1.11%	1.15%	1.17	%(c)
Net investment loss	(0.52)%	(0.65)%	(0.37)%	(0.62)%	(0.66)%
Portfolio turnover rate	213%	241%	199%	150%	145%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Calculated based on average shares outstanding during the year.

	AST Federated Aggressive Growth Portfolio

	Year Ended December 31,

	2008(d)	2007(d)	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$11.55	$11.49	$10.46	$10.41	$8.61

Income (Loss) From Investment Operations:
Net investment income (loss)	0.01	(0.01)	(0.05)	(0.04)	(0.07)
Net realized and unrealized gain on investments	(4.40)	1.28	1.39	0.90	2.03

Total from investment operations	(4.39)	1.27	1.34	0.86	1.96

Less Dividends and Distributions:
Distributions from net realized gains	—	—	—	(0.81)	(0.16)
Distributions	(1.88)	(1.21)	(0.31)	—	—

Total dividends and distributions	(1.88)	(1.21)	(0.31)	(0.81)	(0.16)

Net Asset Value, end of year	$5.28	$11.55	$11.49	$10.46	$10.41

Total Return(a)	(44.04)%	11.12%	12.91%	9.44%	23.07%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$213.5	$743.6	$643.9	$554.0	$347.7
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.14%	1.06%	1.09%	1.12%	1.19	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.14%	1.06%	1.09%	1.12%	1.19	%(c)
Net investment income (loss)	0.12%	(0.07)%	(0.43)%	(0.66)%	(0.88)%
Portfolio turnover rate	109%	115%	58%	39%	81%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)

Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Calculated based on average shares outstanding during the year.

	AST Small-Cap Value Portfolio

	Year Ended December 31,

	2008	2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$14.11	$17.13	$15.04	$18.28	$15.70

Income (Loss) From Investment Operations:
Net investment income	0.19	0.16	0.15	0.09	0.02
Net realized and unrealized gain (loss) on investments	(3.87)	(1.15)	2.79	0.71	2.56

Total from investment operations	(3.68)	(0.99)	2.94	0.80	2.58

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(0.01)	—	(d)
Distributions from net realized gains	—	—	—	(4.03)	—
Distributions	(1.76)	(2.03)	(0.85)	—	—

Total dividends and distributions	(1.76)	(2.03)	(0.85)	(4.04)	—	(d)

Net Asset Value, end of year	$8.67	$14.11	$17.13	$15.04	$18.28

Total Return(a)	(29.72)%	(5.61)%	20.04%	6.64%	16.44%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$455.6	$952.6	$1,126.8	$1,067.8	$922.1
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.06%	1.00%	1.03%	1.07%	1.08	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.06%	1.00%	1.03%	1.07%	1.08	%(c)
Net investment income	1.20%	0.88%	0.89%	0.64%	0.15%
Portfolio turnover rate	76%	57%	70%	59%	124%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Less than $0.005 per share.

	AST Goldman Sachs Mid-Cap Growth Portfolio

	Year Ended December 31,

	2008	2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$5.86	$4.91	$4.62	$4.41	$3.79

Income (Loss) From Investment Operations:
Net investment loss	(0.04)	(0.03)	(0.03)	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments	(1.94)	0.98	0.32	0.23	0.64

Total from investment operations	(1.98)	0.95	0.29	0.21	0.62

Less Distributions:	(0.99)	—	—	—	—

Net Asset Value, end of year	$2.89	$5.86	$4.91	$4.62	$4.441

Total Return(a)	(40.79)%	19.35%	6.28%	4.76%	16.36%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$107.7	$324.1	$316.3	$394.8	$276.7
Ratios to average net assets(b):
Expenses After Advisory Fee Waivers	1.16%	1.12%	1.12%	1.12%	1.20	%(c)
Expenses Before Advisory Fee Waivers	1.16%	1.12%	1.15%	1.18%	1.32	%(c)
Net investment loss	(0.15)%	(0.38)%	(0.54)%	(0.62)%	(0.48)%
Portfolio turnover rate	96%	81%	67%	71%	54%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)

Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

	AST Neuberger Berman Mid-Cap Growth Portfolio

	Year Ended December 31,

	2008	2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$22.51	$18.42	$16.15	$14.23	$12.26

Income (Loss) From Investment Operations:
Net investment loss	(0.16)	(0.05)	(0.05)	(0.05)	(0.09)
Net realized and unrealized gain (loss) on investments	(9.56)	4.14	2.32	1.97	2.06

Total from investment operations	(9.72)	4.09	2.27	1.92	1.97

Net Asset Value, end of year	$12.79	$22.51	$18.42	$16.15	$14.23

Total Return(a)	(43.18)%	22.20%	14.06%	13.49%	16.07%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$318.6	$869.7	$659.0	$718.1	$400.6
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.03%	1.00%	1.01%	1.04%	1.15	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.03%	1.00%	1.04%	1.08%	1.16	%(c)
Net investment loss	(0.46)%	(0.27)%	(0.28)%	(0.58)%	(0.71)%
Portfolio turnover rate	62%	70%	33%	105%	90%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

	AST Neuberger Berman/LSV Mid-Cap Value Portfolio

	Year Ended December 31,

	2008(d)	2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$16.88	$19.37	$20.45	$21.30	$17.80

Income (Loss) From Investment Operations:
Net investment income	0.16	0.23	0.13	0.10	0.03
Net realized and unrealized gain (loss) on investments	(6.79)	0.35	1.92	2.08	3.94

Total from investment operations	(6.63)	0.58	2.05	2.18	3.97

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(0.03)	(0.02)
Distributions from net realized gains	—	—	—	(3.00)	(0.45)
Distributions	(1.24)	(3.07)	(3.13)	—	—

Total dividends and distributions	(1.24)	(3.07)	(3.13)	(3.03)	(0.47)

Net Asset Value, end of year	$9.01	$16.88	$19.37	$20.45	$21.30

Total Return(a)	(42.32)%	3.17%	10.75%	12.05%	22.84%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$333.3	$1,001.8	$1,229.5	$1,479.0	$1,309.8
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.03%	0.99%	1.00%	1.01%	1.09	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.03%	0.99%	1.00%	1.03%	1.10	%(c)
Net investment income	1.13%	1.00%	0.59%	0.52%	0.17%
Portfolio turnover rate	98%	71%	61%	103%	68%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Calculated based on average shares outstanding during the year.

	AST Mid-Cap Value Portfolio

	Year Ended December 31,

	2008	2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$12.06	$12.10	$12.63	$12.03	$10.46

Income (Loss) From Investment Operations:
Net investment income	0.16	0.09	0.07	0.07	0.04
Net realized and unrealized gain (loss) on investments	(4.55)	0.24	1.59	0.58	1.56

Total from investment operations	(4.39)	0.33	1.66	0.65	1.60

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(0.05)	(0.03)
Distributions	(0.55)	(0.37)	(2.19)	—	—

Total dividends and distributions	(0.55)	(0.37)	(2.19)	(0.05)	(0.03)

Net Asset Value, end of year	$7.12	$12.06	$12.10	$12.63	$12.03

Total Return(a)	(38.12)%	2.75%	14.24%	5.43%	15.32%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$131.3	$219.4	$151.5	$161.2	$195.4
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.12%	1.09%	1.16%	1.17%	1.21	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.12%	1.09%	1.16%	1.17%	1.21	%(c)
Net investment income	1.64%	0.90%	0.52%	0.45%	0.40%
Portfolio turnover rate	60%	27%	26%	109%	27%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

	AST T. Rowe Price Large-Cap Growth Portfolio

	Year Ended December 31,

	2008		2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$11.74		$10.86	$10.28	$8.83	$8.35

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.02)		0.01	0.02	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	(4.74)		0.88	0.56	1.47	0.49

Total from investment operations	(4.76)		0.89	0.58	1.45	0.48

Less Distributions:	(0.01)		(0.01)	—	—	—

Net Asset Value, end of year	$6.97		$11.74	$10.86	$10.28	$8.83

Total Return(a)	(40.57)%		8.24%	5.64%	16.42%	5.75%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$695.4		$2,147.9	$1,504.6	$337.5	$258.1
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.99	%(d)	0.96%	1.01%	1.06%	1.14	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.99	%(d)	0.96%	1.01%	1.11%	1.17	%(c)
Net investment income (loss)	(0.10)%		0.13%	0.29%	(0.32)%	(0.07)%
Portfolio turnover rate	73%		66%	35%	165%	95%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Includes merger expenses of 0.01%.

	AST MFS Growth Portfolio

	Year Ended December 31,

	2008	2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$10.84	$9.42	$8.59	$8.08	$7.30

Income (Loss) From Investment Operations:
Net investment income	0.02	0.02	—	—	—
Net realized and unrealized gain (loss) on investments	(3.96)	1.40	0.83	0.51	0.78

Total from investment operations	(3.94)	1.42	0.83	0.51	0.78

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	— (d)	—
Distributions	(0.02)	— (d)	—	—	—

Total dividends and distributions	(0.02)	— (d)	—	— (d)	—

Net Asset Value, end of year	$6.88	$10.84	$9.42	$8.59	$8.08

Total Return(a)	(36.39)%	15.11%	9.66%	6.32%	10.69%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$575.5	$406.9	$450.4	$557.4	$534.9
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.04%	1.02%	1.02%	1.05%	1.08	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.04%	1.02%	1.03%	1.08%	1.11	%(c)
Net investment income	0.39%	0.21%	0.03%	0.00%	0.01%
Portfolio turnover rate	505%	241%	210%	200%	201%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Less than $0.005 per share.

	AST Marsico Capital Growth Portfolio

	Year Ended December 31,

	2008(e)	2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$23.47	$20.45	$19.08	$17.86	$15.44

Income (Loss) From Investment Operations:
Net investment income (loss)	0.09	0.07	0.05	0.01	—	(d)
Net realized and unrealized gain (loss) on investments	(9.99)	2.99	1.33	1.21	2.42

Total from investment operations	(9.90)	3.06	1.38	1.22	2.42

Less Distributions:	(0.92)	(0.04)	(0.01)	—	—

Net Asset Value, end of year	$12.65	$23.47	$20.45	$19.08	$17.86

Total Return(a)	(43.66)%	14.97%	7.24%	6.83%	15.67%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,785.1	$5,544.5	$4,194.2	$3,296.1	$2,295.0
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.00%	0.98%	1.00%	1.00%	1.05	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.00%	0.98%	1.01%	1.03%	1.07	%(c)
Net investment income (loss)	0.48%	0.36%	0.26%	0.07%	(0.01)%
Portfolio turnover rate	63%	52%	58%	66%	72%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Less than $0.005 per share.
(e)	Calculated based on average shares outstanding during the year.

	AST DeAM Large-Cap Value Portfolio

	Year Ended December 31,

	2008	2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$12.56	$13.56	$12.50	$11.54	$9.85

Income (Loss) From Investment Operations:
Net investment income	0.12	0.25	0.13	0.14	0.11
Net realized and unrealized gain (loss) on investments	(4.22)	(0.09)	2.40	0.93	1.67

Total from investment operations	(4.10)	0.16	2.53	1.07	1.78

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(0.11)	(0.09)
Distributions	(1.82)	(1.16)	(1.47)	—	—

Total dividends and distributions	(1.82)	(1.16)	(1.47)	(0.11)	(0.09)

Net Asset Value, end of year	$6.64	$12.56	$13.56	$12.50	$11.54

Total Return(a)	(37.30)%	1.18%	21.73%	9.33%	18.17%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$577.9	$309.6	$349.5	$174.1	$191.9
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.99%	0.96%	1.00%	1.01%	0.99	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.99%	0.96%	1.00%	1.07%	1.11	%(c)
Net investment income	2.15%	1.52%	1.53%	1.20%	1.24%
Portfolio turnover rate	254%	218%	167%	233%	189%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)

Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

	AST Large-Cap Value Portfolio

	Year Ended December 31,

	2008(d)		2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$18.77		$20.16	$17.57	$16.66	$14.66

Income (Loss) From Investment Operations:
Net investment income	0.35		0.34	0.18	0.21	0.18
Net realized and unrealized gain (loss) on investments	(7.75)		(0.94)	2.99	0.85	2.05

Total from investment operations	(7.40)		(0.60)	3.17	1.06	2.23

Less Dividends and Distributions:
Dividends from net investment income	—		—	—	(0.15)	(0.23)
Distributions	(1.11)		(0.79)	(0.58)	—	—

Total dividends and distributions	(1.11)		(0.79)	(0.58)	(0.15)	(0.23)

Net Asset Value, end of year	$10.26		$18.77	$20.16	$17.57	$16.66

Total Return(a)	(41.49)%		(2.99)%	18.46%	6.46%	15.45%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,508.8		$2,137.4	$2,151.3	$785.2	$636.8
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.85	%(e)	0.83%	0.86%	0.88%	0.90	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.85	%(e)	0.83%	0.86%	0.91%	0.94	%(c)
Net investment income	2.39%		1.78%	1.74%	1.41%	1.05%
Portfolio turnover rate	125%		78%	94%	92%	127%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Calculated based on average shares outstanding during the year.
(e)	Includes loan interest expense and merger cost of 0.01%.

	AST AllianceBernstein Core Value Portfolio

	Year Ended December 31,

	2008(d)	2007(d)	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$12.57	$13.95	$12.45	$12.25	$11.17

Income (Loss) From Investment Operations:
Net investment income	0.24	0.27	0.19	0.18	0.12
Net realized and unrealized gain (loss) on investments	(4.97)	(0.77)	2.32	0.47	1.38

Total from investment operations	(4.73)	(0.50)	2.51	0.65	1.50

Dividends from net investment income	—	—	—	(0.15)	(0.15)
Distributions from net realized gains	—	—	—	(0.30)	(0.27)
Distributions	(1.54)	(0.88)	(1.01)	—	—

Total dividends and distributions	(1.54)	(0.88)	(1.01)	(0.45)	(0.42)

Net Asset Value, end of year	$6.30	$12.57	$13.95	$12.45	$12.25

Total Return(a)	(41.88)%	(3.56)%	21.34%	5.51%	13.92%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$140.2	$386.3	$459.1	$290.2	$287.5
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.91%	0.86%	0.89%	0.94%	1.04	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.91%	0.86%	0.89%	0.94%	1.04	%(c)
Net investment income	2.45%	1.91%	1.80%	1.43%	1.48%
Portfolio turnover rate	23%	23%	23%	29%	33%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)

Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Calculated based on average shares outstanding during the year.

	AST American Century Income & Growth Portfolio

	Year Ended December 31,

	2008		2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$15.39		$15.71	$13.68	$13.30	$11.95

Income (Loss) From Investment Operations:
Net investment income	0.29		0.30	0.26	0.25	0.21
Net realized and unrealized gain (loss) on investments	(5.56)		(0.32)	2.02	0.35	1.28

Total from investment operations	(5.27)		(0.02)	2.28	0.60	1.49

Less Dividends and Distributions:
Dividends from net investment income	—		—	—	(0.22)	(0.14)
Distributions	(0.27)		(0.30)	(0.25)	—	—

Total dividends and distributions	(0.27)		(0.30)	(0.25)	(0.22)	(0.14)

Net Asset Value, end of year	$9.85		$15.39	$15.71	$13.68	$13.30

Total Return(a)	(34.74)%		(0.11)%	16.86%	4.63%	12.59%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$143.9		$307.2	$385.0	$393.3	$453.9
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.88	%(d)	0.86%	0.90%	0.93%	0.99	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.91	%(d)	0.86%	0.90%	0.93%	0.99	%(c)
Net investment income	1.72%		1.29%	1.61%	1.64%	1.86%
Portfolio turnover rate	61%		55%	63%	70%	99%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)

Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Includes 0.01% of loan interest expense.

	AST AllianceBernstein Growth & Income Portfolio

	Year Ended December 31,

	2008(d)	2007(d)	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$23.62	$23.50	$20.21	$19.52	$17.71

Income (Loss) From Investment Operations:
Net investment income	0.27	0.31	0.27	0.19	0.24
Net realized and unrealized gain (loss) on investments	(9.11)	0.86	3.22	0.73	1.70

Total from investment operations	(8.84)	1.17	3.49	0.92	1.94

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(0.23)	(0.13)
Distributions	(2.34)	(1.05)	(0.20)	—	—

Total dividends and distributions	(2.34)	(1.05)	(0.20)	(0.23)	(0.13)

Net Asset Value, end of year	$12.44	$23.62	$23.50	$20.21	$19.52

Total Return(a)	(40.69)%	4.99%	17.27%	4.77%	11.01%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,092.3	$3,480.3	$3,005.9	$2,802.7	$2,152.2
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.85%	0.83%	0.84%	0.85%	0.90	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.85%	0.83%	0.86%	0.88%	0.93	%(c)
Net investment income	1.44%	1.28%	1.22%	1.09%	1.36%
Portfolio turnover rate	188%	82%	63%	70%	50%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)

Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Calculated based on average shares outstanding during the year.

	AST Cohen & Steers Realty Portfolio

	Year Ended December 31,

	2008	2007(d)	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$12.12	$20.86	$17.78	$17.17	$12.91

Income (Loss) From Investment Operations:
Net investment income	0.17	0.49	0.48	0.59	0.41
Net realized and unrealized gain (loss) on investments	(1.83)	(4.61)	5.54	1.58	4.36

Total from investment operations	(1.66)	(4.12)	6.02	2.17	4.77

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(0.26)	(0.32)
Distributions from net realized gains	—	—	—	(1.30)	(0.19)
Distributions	(6.69)	(4.62)	(2.94)	—	—

Total dividends and distributions	(6.69)	(4.62)	(2.94)	(1.56)	(0.51)

Net Asset Value, end of year	$3.77	$12.12	$20.86	$17.78	$17.17

Total Return(a)	(35.05)%	(19.90)%	36.73%	14.82%	37.95%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$223.8	$271.6	$563.0	$410.3	$423.5
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.06%	1.12%	1.13%	1.09%	1.12	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.16%	1.12%	1.13%	1.18%	1.23	%(c)
Net investment income	2.62%	2.46%	2.73%	3.27%	3.49%
Portfolio turnover rate	142%	54%	36%	32%	32%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)

Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Calculated based on average shares outstanding during the year.

	AST Academic Strategies Asset Allocation Portfolio

	Year Ended				December 5, 2005(f)
	December 31,				through
					December 31,
	2008(g)		2007(g)	2006(g)	2005

Per Share Operating Performance:
Net Asset Value, beginning of period	$12.18		$11.18	$10.04	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.19		0.14	0.09	—	(e)
Net realized and unrealized gain (loss) on investments	(3.92)		0.93	1.05	0.04

Total from investment operations	(3.73)		1.07	1.14	0.04

Less Distributions:	(0.56)		(0.07)	—	—

Net Asset Value, end of period	$7.89		$12.18	$11.18	$10.04

Total Return(a)	(31.89)%		9.59%	11.35%	0.40%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$2,623.3		$5,135.0	$3,005.3	$216.3
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.38	%(h)	0.16%	0.17%	0.20	%(d)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.40	%(h)	0.16%	0.17%	0.58	%(d)
Net investment income (loss)	1.85%		1.15%	0.85%	(0.20	)%(d)
Portfolio turnover rate	158%		28%	22%	2	%(c)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.
(c)	Not annualized.
(d)	Annualized.
(e)	Less than $0.005.
(f)	Commencement of operations.
(g)	Calculated based on average shares outstanding during the period.
(h)	Includes dividend expense on securities sold short of 0.01%.

	AST Balanced Asset Allocation Portfolio

	Year Ended			December 5, 2005(f)
	December 31,			through
				December 31,
	2008(g)	2007(g)	2006(g)	2005

Per Share Operating Performance:
Net Asset Value, beginning of period	$12.06	$11.08	$10.04	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.21	0.17	0.09	—	(e)
Net realized and unrealized gain (loss) on investments	(3.56)	0.87	0.95	0.04

Total from investment operations	(3.35)	1.04	1.04	0.04

Less Distributions:	(0.48)	(0.06)	—	—

Net Asset Value, end of period	$8.23	$12.06	$11.08	$10.04

Total Return(a)	(28.76)%	9.36%	10.36%	0.40%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,344.7	$1,622.2	$785.2	$51.7
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.17%	0.17%	0.19%	0.20	%(d)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.17%	0.17%	0.19%	2.02	%(d)
Net investment income (loss)	1.98%	1.48%	0.90%	(0.20	)%(d)
Portfolio turnover rate	90%	32%	32%	2	%(c)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.
(c)	Not annualized.
(d)	Annualized.
(e)	Less than $0.005.
(f)	Commencement of operations.
(g)	Calculated based on average shares outstanding during the period.

	AST Capital Growth Asset Allocation Portfolio

	Year Ended			December 5, 2005(f)
	December 31,			through
				December 31,
	2008	2007	2006	2005

Per Share Operating Performance:
Net Asset Value, beginning of period	$12.44	$11.36	$10.02	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.19	0.08	0.04	—	(e)
Net realized and unrealized gain (loss) on investments	(4.32)	1.06	1.30	0.02

Total from investment operations	(4.13)	1.14	1.34	0.02

Less Distributions:	(0.72)	(0.06)	—	—

Net Asset Value, end of period	$7.59	$12.44	$11.36	$10.02

Total Return(a)	(34.94)%	10.02%	13.37%	0.20%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$3,045.4	$6,815.7	$3,805.6	$245.9
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.16%	0.16%	0.17%	0.20	%(d)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.16%	0.16%	0.17%	0.54	%(d)
Net investment income (loss)	1.51%	0.93%	0.57%	(0.20	)%(d)
Portfolio turnover rate	74%	33%	21%	1	%(c)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.
(c)	Not annualized.
(d)	Annualized.
(e)	Less than $0.005.
(f)	Commencement of operations.

	AST Preservation Asset Allocation Portfolio

	Year Ended			December 5, 2005(f)
	December 31,			through
				December 31,
	2008(g)	2007(g)	2006(g)	2005

Per Share Operating Performance:
Net Asset Value, beginning of period	$11.78	$10.84	$10.06	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.24	0.22	0.10	—	(e)
Net realized and unrealized gain (loss) on investments	(2.47)	0.75	0.68	0.06

Total from investment operations	(2.23)	0.97	0.78	0.06

Less Distributions:	(0.45)	(0.03)	—	—

Net Asset Value, end of period	$9.10	$11.78	$10.84	$10.06

Total Return(a)	(19.55)%	8.91%	7.75%	0.60%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,340.8	$714.4	$309.4	$13.7
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.17%	0.18%	0.20%	0.20	%(d)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.17%	0.18%	0.23%	6.28	%(d)
Net investment income (loss)	2.29%	1.95%	0.92%	(0.19	)%(d)
Portfolio turnover rate	58%	67%	70%	6	%(c)
(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.
(c)	Not annualized.
(d)	Annualized.
(e)	Less than $0.005.
(f)	Commencement of operations.
(g)	Calculated based on average shares outstanding during the year.

	AST T. Rowe Price Global Bond Portfolio

	Year Ended December 31,

	2008		2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$12.36		$11.57	$11.18	$12.16	$12.10

Income (Loss) From Investment Operations:
Net investment income	0.85		0.36	0.41	0.28	0.17
Net realized and unrealized gain (loss) on investments	(1.12)		0.75	0.27	(0.81)	0.81

Total from investment operations	(0.27)		1.11	0.68	(0.53)	0.98

Less Dividends and Distributions:
Dividends from net investment income	—		—	—	(0.43)	(0.72)
Distributions from net realized gains	—		—	—	(0.02)	(0.20)
Distributions	(0.88)		(0.32)	(0.29)	—	—

Total dividends and distributions	(0.88)		(0.32)	(0.29)	(0.45)	(0.92)

Net Asset Value, end of year	$11.21		$12.36	$11.57	$11.18	$12.16

Total Return(a)	(2.44	) %	9.65%	6.27%	(4.49)%	8.64%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$269.1		$708.5	$507.7	$539.6	$362.0
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.97%		0.93%	0.96%	1.01%	1.07	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.97%		0.93%	0.96%	1.01%	1.07	%(c)
Net investment income	4.17%		3.99%	3.64%	2.87%	2.58%
Portfolio turnover rate	117%		120%	131%	109%	111%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)

Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

	AST Lord Abbett Bond-Debenture Portfolio

	Year Ended December 31,

	2008(d)	2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$11.59	$11.67	$11.33	$11.83	$11.44

Income (Loss) From Investment Operations:
Net investment income	0.72	0.84	0.71	0.43	0.53
Net realized and unrealized gain (loss) on investments	(3.13)	(0.13)	0.35	(0.31)	0.29

Total from investment operations	(2.41)	0.71	1.06	0.12	0.82

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(0.49)	(0.39)
Distributions from net realized gains	—	—	—	(0.13)	(0.04)
Distributions	(1.26)	(0.79)	(0.72)	—	—

Total dividends and distributions	(1.26)	(0.79)	(0.72)	(0.62)	(0.43)

Net Asset Value, end of year	$7.92	$11.59	$11.67	$11.33	$11.83

Total Return(a)	(23.35)%	6.09%	9.80%	1.16%	7.42%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$278.0	$513.5	$594.7	$668.5	$431.5
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.93%	0.89%	0.89%	0.91%	0.97	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.95%	0.91%	0.94%	0.97%	1.02	%(c)
Net investment income	6.93%	5.73%	5.52%	5.10%	5.15%
Portfolio turnover rate	30%	49%	43%	46%	49%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)

Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Calculated based on average shares outstanding during the year.

	AST PIMCO Total Return Bond Portfolio

	Year Ended December 31,

	2008		2007(d)		2006		2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$12.10		$11.43		$11.45		$12.01	$11.99

Income (Loss) From Investment Operations:
Net investment income	0.63		0.55		0.28		0.52	0.23
Net realized and unrealized gain (loss) on investments	(0.89)		0.40		0.11		(0.23)	0.36

Total from investment operations	(0.26)		0.95		0.39		0.29	0.59

Less Dividends and Distributions:
Dividends from net investment income	—		—		—		(0.45)	(0.48)
Distributions from net realized gains	—		—		—		(0.40)	(0.09)
Distributions	(0.53)		(0.28)		(0.41)		—	—

Total dividends and distributions	(0.53)		(0.28)		(0.41)		(0.85)	(0.57)

Net Asset Value, end of year	$11.31		$12.10		$11.43		$11.45	$12.01

Total Return(a)	(2.26	) %	8.31%		3.74%		2.50%	4.96%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,108.2		$4,775.5		$3,347.2		$1,790.7	$2,318.2
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.75%		0.74	%(e)	0.77	%(e)	0.79%	0.78	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.75%		0.74	%(e)	0.77	%(e)	0.80%	0.81	%(c)
Net investment income	4.20%		4.67%		4.30%		3.62%	2.08%
Portfolio turnover rate	506%		297%		238%		238%	253%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)

Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Calculated based on average shares outstanding during the year.

(e)

The expense ratio reflects the interest and fees expense related to the liability for the floating rate notes issued in conjunction with inverse floater securities. The total expense ratio excluding interest and fees expense is 0.74% for the year ended December 31, 2007 and 0.76% for the year ended December 31, 2006.

	AST PIMCO Limited Maturity Bond Portfolio

	Year Ended December 31,

	2008(d)		2007(d)		2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$11.36		$11.18		$11.10	$11.12	$11.37

Income (Loss) From Investment Operations:
Net investment income	0.44		0.51		0.52	0.27	0.17
Net realized and unrealized gain (loss) on investments	(0.32)		0.24		(0.11)	(0.09)	0.06

Total from investment operations	0.12		0.75		0.41	0.18	0.23

Less Dividends and Distributions:
Dividends from net investment income	—		—		—	(0.14)	(0.35)
Distributions from net realized gains	—		—		—	(0.06)	(0.13)
Distributions	(0.63)		(0.57)		(0.33)	—	—

Total dividends and distributions	(0.63)		(0.57)		(0.33)	(0.20)	(0.48)

Net Asset Value, end of year	$10.85		$11.36		$11.18	$11.10	$11.12

Total Return(a)	1.02%		6.80%		3.82%	1.63%	2.07%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$775.7		$1,227.7		$1,366.9	$1,683.2	$1,232.8
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.78	%(e)	0.76	%(e)	0.76%	0.76%	0.79	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.78	%(e)	0.76	%(e)	0.77%	0.80%	0.82	%(c)
Net investment income	3.92%		4.45%		4.04%	2.86%	1.65%
Portfolio turnover rate	410%		135%		140%	153%	103%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)

Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Calculated based on average shares outstanding during the year.

(e)	Includes interest expense of 0.01% and 0.01% for the years ended December 31, 2007 and 2008, respectively.

	AST Western Asset Core Plus Bond Portfolio

	Year Ended December 31, 2008		November 20, 2007(e) through December 31, 2007(f)

Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00		$10.00

Income (Loss) From Investment Operations:
Net investment income	0.51		0.03
Net realized and unrealized loss on investments	(1.04)		(0.03)

Total from investment operations	(0.53)		—

Less Distributions	(0.02)		—

Net Asset Value, end of period	$9.45		$10.00

Total Return(a)	(5.31	) %	0.00%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$772.9		$692.9
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.82%		0.91	%(d)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.82%		0.91	%(d)
Net investment income	4.57%		4.54	%(d)
Portfolio turnover rate	645%		5	%(c)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Not annualized.

(d)	Annualized.

(e)	Commencement of operations.

(f)	Calculated based on average shares outstanding during the period.

	AST Bond Portfolio 2015

	January 28, 2008(c) through December 31, 2008(f)

Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Income From Investment Operations:
Net investment income	.12
Net realized and unrealized gain on investments	1.37

Total from investment operations	1.49

Net Asset Value, end of period	$11.49

Total Return(a)	14.90%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$221.9
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	.90	%(d)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	.90	%(d)
Net investment income	1.27	%(d)
Portfolio turnover rate	1433	%(e)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Annualized.

(e)	Not annualized.

(f)	Calculated based on average shares outstanding during the period.

	AST Bond Portfolio 2018

	January 28, 2008(c) through December 31, 2008

Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Income From Investment Operations:
Net investment income	.04
Net realized and unrealized gain on investments	2.19

Total from investment operations	2.23

Net Asset Value, end of period	$12.23

Total Return(a)	22.30%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$166.3
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	.98	%(d)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	.98	%(d)
Net investment income	1.04	%(d)
Portfolio turnover rate	701	%(e)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Annualized.

(e)	Not annualized.

	AST Bond Portfolio 2019

	January 28, 2008(c) through December 31, 2008(f)

Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment income	.09
Net realized and unrealized gain on investments	2.22

Total from investment operations	2.31

Net Asset Value, end of period	$12.31

Total Return(a)	23.10%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$124.6
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.00	%(d)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.08	%(d)
Net investment income	.95	%(d)
Portfolio turnover rate	779	%(e)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Annualized.

(e)	Not annualized.

(f)	Calculated based on average shares outstanding during the period.

	AST Investment Grade Bond Portfolio

	January 28, 2008(d) through December 31, 2008(c)

Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Income From Investment Operations:
Net investment income	.30
Net realized and unrealized gain on investments	.60

Total from investment operations	.90

Net Asset Value, end of period	$10.90

Total Return(a)	9.00%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$2,837.2
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	.75	%(e)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	.75	%(e)
Net investment income	3.32	%(e)
Portfolio turnover rate	796	%(f)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculated based upon average shares outstanding during the period.

(d)	Commencement of operations.

(e)	Annualized.

(f)	Not annualized.

	AST Money Market Portfolio

	Year Ended December 31,

	2008	2007	2006	2005		2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$1.00	$1.00	$1.00	$1.00		$1.00

Net Investment Income	0.02	0.05	0.04	—	(c)	0.01

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	—	(c)	(0.01)
Distributions from net realized gains	—	—	—	—	(c)	—
Distributions	(0.02)	(0.05)	(0.04)	—		—

Total dividends and distributions	(0.02)	(0.05)	(0.04)	—	(c)	(0.01)

Net Asset Value, end of year	$1.00	$1.00	$1.00	$1.00		$1.00

Total Return(a)	2.51%	4.90%	4.57%	2.73%		0.84%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,906.4	$1,969.2	$1,692.1	$1,639.6		$1,359.2
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.56%	0.56%	0.57%	0.58%		0.58	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.59%	0.59%	0.61%	0.63%		0.63	%(b)
Net investment income	2.44%	4.79%	4.53%	2.69%		0.81%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c)	Less than $0.005 per share.

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APPENDIX

Description of Certain Debt Securities Ratings

STANDARD & POOR'S RATINGS SERVICES (S&P)

Long-Term Issue Credit Ratings

AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories

Commercial Paper Ratings

A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Notes Ratings

An S&P notes rating reflects the liquidity factors and market risks unique to notes. Notes due in three years or less will likely receive a notes rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

  Amortization schedule-the longer the final maturity relative to other maturities the more likely it will be treated as a note.

  Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

168

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Debt Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating category from Aa to Caa. The modifier 1 indicates that the issuer is in the higher end of its letter rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issuer is in the lower end of the letter ranking category.

Short-Term Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

  Leading market positions in well-established industries.

  High rates of return on Portfolios employed.

  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

  Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage

169

ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

MIG 1: This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the proceeding group.

FITCH, INC.

International Long-Term Credit Ratings

AAA: Highest Credit Quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

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INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 778-2255 or by writing to Advanced Series Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios' investments is available in the Fund's annual and semi-annual reports to shareholders. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number. The Statement of Additional Information and the annual and semi-annual reports are also available without charge on the Fund's website at www.prudential.com.

Delivery of Prospectus and Other Documents to Households. To lower costs and eliminate duplicate documents sent to your address, the Fund, in accordance with applicable laws and regulations, may begin mailing only one copy of the Fund's prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Fund at the above address. The Fund will begin sending individual copies to you within thirty days of revocation.

The information in the Fund's filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Finally, information about the Fund is available on the EDGAR database on the Commission's internet site at www.sec.gov.

Investment Company File Act No. 811-05186

AST LPL

Advanced Series Trust
PROSPECTUS
May 1, 2009

The Fund is an investment vehicle for life insurance companies ("Participating Insurance Companies") writing variable annuity contracts and variable life insurance policies. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Fund has received an order from the Securities and Exchange Commission permitting its Investment Manager, subject to approval by its Board of Trustees, to change Subadvisers without shareholder approval. For more information, please see this Prospectus under "How the Fund is Managed."
These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This prospectus discusses the following Portfolios of the Advanced Series Trust:

AST Academic Strategies Asset Allocation Portfolio	AST Capital Growth Asset Allocation Portfolio
AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio

INTRODUCTION

4	INTRODUCTION
4	About the Fund and its Portfolios

5	RISK/RETURN SUMMARY
5	Asset Allocation Portfolios: Investment Objectives and Principal Strategies
10	Principal Risks
18	Principal Risks: Funds of Funds
20	Introduction to Past Performance
21	Past Performance: Asset Allocation Portfolios
25	Fees and Expenses of the Portfolios
26	Example

28	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
28	Introduction
28	Asset Allocation Portfolios: Investment Objectives & Policies

40	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS
40	Additional Investments & Strategies

44	HOW THE FUND IS MANAGED
44	Board of Trustees
44	Investment Managers
45	Investment Management Fees
46	Investment Subadvisers
48	Portfolio Managers

53	HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
53	Purchasing and Redeeming Shares of the Portfolios
53	Redemption in Kind
53	Frequent Purchases or Redemptions of Portfolio Shares
54	Net Asset Value
56	Distributor

57	OTHER INFORMATION
57	Federal Income Taxes
57	Monitoring for Possible Conflicts
57	Disclosure of Portfolio Holdings
57	Legal Proceedings
58	Payments to Affiliates

59	FINANCIAL HIGHLIGHTS
59	Introduction

63	APPENDIX
63	Description of Certain Debt Securities Ratings

About the Fund and its Portfolios

This prospectus provides information about the Advanced Series Trust (the Fund), which presently consists of 57 separate portfolios (each, a Portfolio). The Portfolios of the Fund which are discussed in this prospectus are listed on the inside front cover. Each Portfolio is a diversified investment company as defined by the Investment Company Act of 1940 ("the 1940 Act"), unless herein noted otherwise.

AST Investment Services, Inc. (AST) and Prudential Investments LLC (PI), both wholly-owned subsidiaries of Prudential Financial, Inc., serve as overall investment managers of the Fund. AST and PI (together, the Investment Managers) have retained one or more subadvisers, each a Subadviser, to manage the day-to-day investment of the assets of each Portfolio in a multi-manager structure. More information about the Investment Managers, the Subadvisers and the multi-manager structure is included in "How the Fund is Managed" later in this Prospectus.

The Fund offers one class of shares in each Portfolio. Shares of the Portfolios of the Trust are sold only to separate accounts of Prudential Annuities Life Assurance Corporation, The Prudential Insurance Company of America, Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Retirement Insurance and Annuity Company, Pramerica of Bermuda Life Assurance Company, Ltd. (collectively, Prudential), and Kemper Investors Life Insurance Company as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company).

Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract. Each vairable annuity contract and vairable life insurance policy involves fees and expenses not described in this Prospectus.

The Risk/Return Summary which follows highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund's Statement of Additional Information (SAI).

4

RISK/RETURN SUMMARY

Asset Allocation Portfolios: Investment Objectives and Principal Strategies

Portfolio	Investment Goal	Primary Investments
AST Academic Strategies Asset Allocation Portfolio*	Long-term capital appreciation	The Portfolio uses a multi-asset class strategy that pursues both top-down asset allocation strategies and bottom-up selection of securities, investment managers, and mutual funds
AST Aggressive Asset Allocation*	Highest potential total return consistent with a specified level of risk tolerance	The Portfolio invests primarily in a diversified portfolio of Underlying Portfolios
AST Balanced Asset Allocation*	Highest potential total return consistent with a specified level of risk tolerance	The Portfolio invests primarily in a diversified portfolio of Underlying Portfolios
AST Capital Growth Asset Allocation*	Highest potential total return consistent with a specified level of risk tolerance	The Portfolio invests primarily in a diversified portfolio of Underlying Portfolios
AST Preservation Asset Allocation*	Highest potential total return consistent with a specified level of risk tolerance	The Portfolio invests primarily in a diversified portfolio of Underlying Portfolios

*These Portfolios primarily invest in other Portfolios of the Trust (Underlying Trust Portfolios) and are each referred to herein as a "Fund of Funds," and collectively as the "Funds of Funds."

5

AST Academic Strategies Asset Allocation Portfolio

Investment Objective: The investment objective of the Portfolio is to seek long-term capital appreciation. This investment objective is a non-fundamental investment policy of the Portfolio and may be changed by the Board without shareholder approval.

The Portfolio is a multi-asset class fund that pursues both top-down asset allocation strategies and bottom-up selection of securities, investment managers, and mutual funds. Under normal circumstances, it is currently expected that approximately 60% of the Portfolio's assets will be allocated to traditional asset classes and approximately 40% of the Portfolio's assets will be allocated to non-traditional asset classes. Those percentages are subject to change by the Investment Managers.The overall asset allocation strategy for the Portfolio is determined by Quantitative Management Associates LLC (QMA), and the Investment Managers in consultation with Advanced Quantitative Consulting LLC (the Consultant), a consultant that has been retained by AST. The Subadvisers for the Portfolio are listed below:

Subadvisers	Investment Categories and Strategies
Prudential Bache Asset Management (Bache)	Commodities
Pacific Investment Management Company LLC (PIMCO)	Inflation-Indexed Securities
International Fixed- Income (Un-Hedged)
Emerging Markets Fixed-Income
Jennison Associates LLC (Jennison)	Global Infrastructure
QMA	Long/Short Market Neutral
Overlay
Mellon Capital Management Corporation (Mellon Capital)	Global Tactical Asset Allocation
Volaris Volatility Management Group, a unit of Credit Suisse Securities (USA) LLC (Volaris)	Volatility Income
First Quadrant, L.P.	Global Macro
AlphaSimplex Group LLC	Hedge Fund Replication

The Consultant is expected to use academic research on asset allocation along with various quantitative and qualitative research methods to produce a proposed strategic allocation for the Portfolio among the various traditional and non-traditional asset classes and the related investment categories and strategies. QMA and the Investment Managers are then expected to review the proposed strategic allocation from the Consultant. QMA and the Investment Managers will adjust the proposed strategic allocation based upon their own: (i) forward-looking assessment of global macroeconomic, market, financial, currency, security valuation, and other factors and (ii) quantitative and qualitative evaluation of the risks associated with investments in the relevant investment categories and strategies. PI will then: (i) identify other pooled investment vehicles, including, without limitation, open-end or closed-end investment companies, exchange-traded funds, unit investment trusts, domestic or foreign private investment pools (including investment companies not registered with the SEC, such as "hedge funds") (collectively referred to herein as Underlying Funds) that may be used as fulfillment options for the specific investment categories or strategies and (ii) establish specific weighted combinations of Underlying Funds that are consistent with the Portfolio's then-current asset allocation. The Investment Managers will also seek to identify and retain Subadvisers to directly manage all or a portion of the assets that are allocated to a particular investment category or strategy. Under normal circumstances, the Portfolio will invest approximately 65% of its assets in other portfolios of the Trust (collectively, the Underlying Trust Funds). The Subadvisers will directly manage the remaining 35% of the Portfolio's assets under normal circumstances. Those percentages are subject to change by the Investment Managers and QMA.

The Investment Managers will monitor the amount of active risk taken within the various investment categories and strategies by conducting holdings-based and returnsbased analyses of the Portfolio's direct and indirect portfolio holdings. QMA and the Investment Managers also expect to meet periodically with the Consultant. QMA and the Investment Managers, in consultation with the Consultant, will seek to opportunistically modify the allocations among the various investment categories and strategies, the Underlying Funds, and the Subadvisers based upon the latest academic research and their ongoing assessment of the above-referenced factors. The extent to which any recommendations from the Consultant are adopted is determined by the Investment Managers and QMA.

6

Fixed-income investments in which the portfolio may invest include:
(1) securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;
(2) corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
(3) mortgage and other asset-backed securities;
(4) inflation-indexed bonds issued by both governments and corporations;
(5) structured notes, including hybrid or "indexed" securities, event-linked bonds;
(6) loan participations and assignments;
(7) delayed funding loans and revolving credit securities;
(8) bank certificates of deposit, fixed time deposits and bankers' acceptances;
(9) repurchase agreements and reverse repurchase agreements;
(10) debt securities issued by state or local governments and their agencies and government-sponsored enterprises;
(11) obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises;
(12) derivative instruments, including futures, options and swap agreements; and
(13) obligations of international agencies or supranational entities.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  affiliated fund of funds risk

  asset allocation risk

  asset-backed securities risk

  asset transfer program risk

  commodity risk

  common and preferred stock risk

  credit risk

  depository receipts risk

  derivatives risk

  emerging market risk

  equity securities risk

  extension risk

  foreign investment risk

  geographic focus risk

  hedging risk

  high-yield risk

  inflation risk

  infrastructure investment risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  mortgage risk

  risk of investment in other debt obligations issued or guaranteed by the U.S. government and government-related entities portfolio turnover risk

  prepayment, or call, risk

  privately-issued mortgage-related securities and asset-backed securities real estate risk

  selection risk

  short sale risk

  small and mid-capitalization company risk

  underlying fund risk

  underlying portoflio selection risk

  underlying trust funds/potential conflicts of interst and Subadviser selection risk

  U.S. government and agency securities risk

  valuation risk

  yankee obligations risk

7

AST Dynamic Asset Allocation Portfolios:
AST Balanced Asset Allocation Portfolio (formerly AST Conservative Asset Allocation Portfolio)
AST Capital Growth Asset Allocation Portfolio
AST Preservation Asset Allocation Portfolio

Investment Objective: The investment objective of each Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance.

These Portfolios are "funds of funds." That means that each Portoflio invests primarily in one or more mutual funds in accordance with its own asset allocation strategy. Other mutual funds in which they may invest are collectively referred to as the "Underlying Portfolios." Consistent with the investment objectives and policies of the Portfolios, other mutual funds may from time to time may be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the portfolios. Currently, the only Underlying Portfolios in which they invest are other Portfolios of the Trust and certain money market funds advised by the Manager or one of its affiliates.

The asset allocation strategy for each Portfolio is determined by Prudential Investments, LLC (PI) and Quantitative Management Assocaiets LLC (QMA). As a general matter, QMA will begin by constructing a neutral allocation for each Portfolio. Each neutral allocation initially divides the assets for the corresponding Portfolio across three broad-based securities benchmark indexes. These three benchmark indexes are the Russell 3000 Index, which generally serves as a proxy for domestic equities markets, the MSCI EAFE Index, which generally serves as a proxy for international equities markets, and the Barclays Capital U.S. Aggregate Bond Index, which generally serves a proxy for the investment-grade domestic bond market. Generally, the neutral allocation for the more aggressive Portfolios will emphasize investments in the equity asset class while the neutral allocation for the more conservative portfolios will emphasize investments in the debt/money market asset class. The selection of specific combinations of Underlying Portfolios for each Portfolio generally will be determined by PI. PI will employ various quantitative and qualitative research methods to establish weighted combinations of Underlying Portfolios that are consistent with the neutral allocation for each Portfolio. QMA will then perform its own forward-looking assessment of macroeconomic, market, financial, security valuation, and other factors. As a result of this assessment, QMA will further adjust the neutral allocation and the preliminary Underlying Portfolio weights for each Portfolio based upon its views on certain factors, including, but not limited to, the following:

  asset class (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on equity or debt securities)

  geographic focus (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on domestic or international issuers)

  investment style (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on securities with value, growth, or core characteristics)

  market capitalization (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on small-cap, mid-cap, or large-cap issuers) and

  "off-benchmark" factors (e.g., add exposure to asset sub-classes or investment categories generally not captured in the neutral allocation such as real estate, natural resources, global bonds, limited maturity bonds, high-yield bonds (also referred to as "junk bonds"), or cash.

PI and QMA currently expect that any changes to the asset allocation and Underlying Portfolio weights will be effected within certain pre-determined ranges. See the table in the section entitled "More Detailed Information About How the Portfolios Invest" for a description of these ranges. Consistent with each Portfolio's principal investment policies, PI and QMA may, however, change the asset allocation and Underlying Portfolio weights both within and beyond such predetermined ranges at any time in their sole discretion. In addition, PI and QMA may, at any time in their sole discretion, rebalance a Portfolio's investments to cause its composition to match the asset allocation and Underlying Portfolio weights. Although PI and AST Investment serve as the Manager of the Underlying Portfolios, the day-to-day investment management of the Underlying Portfolios is the responsibility of the relevant Subadvisers.

The Dynamic Asset Allocation Portfolios are not limited to investing exclusively in shares of the Underlying Portfolios. Each of these Portfolios is permitted under current law to invest in "securities" as defined under the Investment Company Act of 1940. For these purposes, the term "securities" includes, without limitation, shares of common or preferred stock, warrants, security futures, notes, bonds, debentures, any put, call, straddle, option, or privilege on any security or on any group or index of securities, or any put, call, straddle, option, or privilege entered into on a national securities exchange relating to a foreign currency. In addition, the Investment Managers and the Trust have received exemptive relief from the SEC to permit these Portfolios (among others) to invest in derivative instruments that are not classified as securities under the federal securities laws, including, without limitation, futures contracts, forwards, and swap agreements. Up to approximately 5% of each Portfolio's net assets will be allocated to: (i) index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed-income benchmark indices and

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(ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions and any variation margin calls with respect to the futures contracts. This Portfolio may also invest in ETFs for additional exposure to relevant markets.

While we make every effort to achieve our objective, we cannot guarantee success. It is possible you could lose money.

Principal Risks:

  asset allocation risk

  asset transfer program risk

  underlying portfolio selection risk

  Subadviser selection risk for underlying trust portfolios

  fund of funds risk

  market risk

  selection risk

  common and preferred stocks risk

  investment style risk

  small- and mid-capitalization company risk

  market sector/industry risk

  portfolio turnover risk

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Principal Risks

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The principal risks of investing in each Portfolio, as identified in the Risk/Return Summary, are summarized below.

Certain additional principal risks associated with investing in the Asset Allocation Portfolios are discussed separately, in the following section entitled "Principal Risks--Asset Allocation Portfolios"

Asset Transfer Program Risk. Each Portfolio may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for Prudential to manage the guarantees offered in connection with these benefit programs, Prudential generally: (i) limits the number and types of variable sub-accounts in which contract holders may allocate their account values (referred to in this Prospectus as the Permitted Sub-Accounts) and (ii) requires contract holders to participate in certain specialized asset transfer programs. Under these asset transfer programs, Prudential will monitor each contract owner's account value from time to time and, if necessary, will systematically transfer amounts between the Permitted Sub-Accounts and the Portfolios as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable. The asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs.

As an example of how these asset transfer programs will operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract holder's account value within the Permitted Sub-Accounts) and certain market return scenarios involving "flat" returns over a period of time may cause Prudential to transfer some or all of such contract owner's account value to a Portfolio. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by assets in investments like the Portfolios.

Such asset transfers may, however, result in large-scale asset flows into and out of the Portfolios and subject the Portfolios to certain risks. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the Subadviser to purchase and sell securities at inopportune times and by otherwise limiting the Subadviser's ability to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high operating expense ratios for the Portfolios compared to other similar funds. For more information on the Asset Transfer Programs, please see "Risk/Return Summary—Principal Risks of the Portfolios—Special Risks Relating to Asset Transfer Programs" herein.

For more information on the relevant living benefit programs and asset transfer programs, please see your contract prospectus.

The AST Dynamic Asset Allocation Portfolios and the AST Tactical Asset Allocation Portfolios (together, the Funds of Funds) are structured as "fund-of-funds." This means that each Fund of Funds invests primarily or exclusively in other Portfolios of the Fund that are not operated as "funds-of-funds." The Portfolios in which the Funds of Funds invest are referred to as Underlying Portfolios. Transactions by the Funds of Funds in Underlying Portfolio shares are not subject to any limitations and are not considered frequent or short-term trading. For example, the Funds of Funds may engage in significant transactions in Underlying Portfolio shares in order to: (i) change their investment focus, (ii) rebalance their investments to match the then-current asset allocation mix, (iii) respond to significant purchases or redemptions of Fund of Funds shares, including significant purchases and redemptions caused by the above-referenced asset transfer programs, or (iv) respond to changes required by the underlying contracts (as describe in more detail below). These transactions by the Funds of Funds in Underlying Portfolio shares may be disruptive to the management of an Underlying Portfolio because such transactions may: (i) cause the Underlying Portfolio to sell portfolio securities at inopportune times or to borrow money on a temporary basis in order to have the cash necessary to pay redemption requests initiated by the Funds of Funds, hurting the investment performance of the Underlying Portfolios (and the Funds of Funds as well), (ii) make it difficult for the Subadvisers for the Underlying Portfolios to fully implement their investment strategies, and (iii) lead to increased transaction and tax costs. In addition, because a Fund of Funds may own a substantial portion of an Underlying Portfolio, a large-scale redemption initiated by one or more Funds of Funds could cause an Underlying Portfolio's expense ratio to increase as such portfolio's fixed costs would be spread over a smaller asset base. As a result, these transactions could have an adverse effect on the relevant Funds of Funds and Underlying Portfolios.

Asset-backed securities risk.Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Portfolio reinvests the proceeds of a prepayment it may receive a lower interest rate. Asset-backed securities may also be subject to extension risk, that is, the risk that, in a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the

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average duration of the portfolio of a Portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities.

Borrowing risk. A Portfolio may borrow money from banks for investment purposes, and invest the proceeds of such loans, as permitted under the Investment Company Act of 1940, as amended (the 1940 Act). Under the 1940 Act, a Portfolio may borrow from a bank up to one-third of its total assets (including the amount borrowed). When a Portfolio borrows money for investment purposes or otherwise leverages its portfolio, any increase or decrease in the Portfolio's NAV is exaggerated by the use of leverage. Leverage risks are described below.

Commodity risk. A Portfolio's investments in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional equity and debt securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, acts of terrorism, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Common and preferred stocks risk. Each Portfolio may invest in common and preferred stocks. Common and preferred stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company's income for purposes of receiving dividend payments and on the company's assets in the event of liquidation. Common and preferred stocks can experience sharp declines in value over short or extended periods of time, regardless of the success or failure of a company's operations. Stocks can decline for many reasons, including due to adverse economic, financial, or political developments and developments related to the particular company, the industry of which it is a part, or the securities markets generally.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk. Each Portfolio is also subject to credit risk to the extent it invests in fixed-income securities. Credit risk is the risk that an issuer of securities or a counterparty will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer or counterparty is less able to make required principal and interest payments. This is broadly gauged by the credit ratings of the securities in which each Portfolio invests. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality. The lower the rating of a debt security held by a Portfolio, the greater the degree of credit risk that is perceived to exist by the rating agency with respect to that security. Although debt obligations rated BBB by S&P, Baa by Moody's, or BBB by Fitch, are regarded as investment-grade, such obligations have speculative characteristics and are riskier than higher-rated securities. Adverse economic developments are more likely to affect the payment of interest and principal on debt obligations rated BBB/Baa than on higher rated debt obligations. Non-investment grade debt—also known as "high-yield bonds" or "junk bonds"—have a higher risk of default and tend to be less liquid than higher-rated securities. Increasing the amount of Portfolio assets allocated lower-rated securities generally will increase the credit risk to which the Portfolio is subject. Information on the ratings issued to debt securities by certain rating agencies is included in Appendix IV to this Prospectus. Not all securities are rated. In the event that the relevant rating agencies assign different ratings to the same security, the Portfolio's Subadviser will determine which rating it believes best reflects the security's quality and risk at that time. Credit risk may also be gauged by the cost of buying protection on the credit default swap market with respect to an issuer's debt securities. If the cost to buy protection against an issuer's default increases, the credit risk associated with the issuer's debt securities will be deemed to be higher by many market participants and could adversely affect the value of the issuer's debt securities.

Depositary Receipts Risk. Investments in non-U.S. issuers through Depositary Receipts and similar instruments may involve certain risks not applicable to investing in U.S. issuers, including changes in currency rates, application of local tax laws, changes in governmental administration or economic or monetary policy or changed circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies.

Derivatives risk. Certain Portfolios may, but are not required to, use derivative instruments for risk management purposes or as part of their investment strategies. Generally, a derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. Examples of derivatives (without limitation) include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. Portfolios may use derivatives to earn income and enhance returns, to manage or adjust their risk profile, to replace more traditional direct investments, or to obtain exposure to certain markets.

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As open-end investment companies registered with the Securities and Exchange Commission (the Commission), the Portfolios are subject to the federal securities laws, including the 1940 Act, related rules, and various Commission and Commission staff positions. In accordance with these positions, with respect to certain kinds of derivatives, the Portfolios must "set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other Commission- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Portfolios must cover their open positions by setting aside liquid assets equal to the contracts' full, notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Portfolios are permitted to set aside liquid assets in an amount equal to such Portfolio's daily marked-to-market (net) obligations, if any (i.e., such Portfolio's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Portfolios will have the ability to employ leverage to a greater extent than if such Portfolio were required to segregate assets equal to the full notional value of such contracts. The Fund reserves the right to modify the asset segregation policies of thePortfolios in the future to comply with any changes in the positions articulated from time to time by the Commission and its staff.

Derivatives are volatile and may be subject to significant price movement. The use of derivatives involves significant risks, including:

Credit risk. The risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio. For example, a Portfolio would be exposed to credit risk (and counterparty risk) to the extent it purchases protection against a default by a debt issuer and the swap counterparty does not maintain adequate reserves to cover such a default.

Currency risk. The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage risk. The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity risk. The risk that certain securities may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the security is currently worth.

Additional risks: Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If a Subadviser incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Portfolio might have been in a better position if the Portfolio had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. Derivatives also involve the risk of mispricing or improper valuation (i.e., the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for a Portfolio to lose more than the amount the Portfolio invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes.

Certain Portfolios may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which such a portfolio uses a derivative to offset the risks associated with its other holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the relevant Portfolio, in which case any losses on the holdings being hedged may not be reduced and may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The relevant Portfolio is not required to use hedging and may choose not to do so. Because certain Portfolios may use derivatives to seek to enhance returns, their investments will expose them to the risks outlined above to a greater extent than if they used derivatives solely for hedging purposes. The use of derivatives to seek to enhance returns may be considered speculative.

Extension Risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

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Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and non-U.S. governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition to the policies described elsewhere in this Prospectus, each Portfolio may from time to time attempt to hedge a portion of their currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases the Portfolio may be worse off than if it had not used a hedging instrument. For most emerging market currencies, suitable hedging instruments are not available. See "Hedging Risk" below for more information.

Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the "numbers" themselves sometimes mean different things, each Subadviser devotes research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments. Political developments may adversely affect the value of a Portfolio's foreign securities.

Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Taxation risk . Many foreign markets are not as open to foreign investors as U.S. markets. Each Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of a Portfolio.

Fund of Funds Risk.The Dynamic Asset Allocation Portfolios, the Tactical Asset Allocation Portfolios, and the AST Academic Strategies Asset Allocation Portfolio (collectively, the Asset Allocation Portfolios) invest primarily or exclusively in other Portfolios of the Fund (collectively, the Underlying Trust Portfolios). Underlying Trust Portfolios may experience relatively large mandatory or discretionary purchases and sales from one or more of the Asset Allocation Portfolios. The use of the Asset Allocation Portfolios in connection with certain variable annuity living benefit programs may result in mandatory asset flows into and out of the Asset Allocation Portfolios (and the relevant Underlying Trust Portfolios) on a large scale. The Investment Managers may, however, seek to minimize the impact of certain discretionary transactions by structuring them over a reasonable period of time or through the enforcement of certain limits on redemptions of Underlying Trust Portfolio shares. Despite these efforts, the relevant Underlying Trust Portfolios may experience increased expenses as they buy and sell securities to respond to transactions initiated by the Asset Allocation Portfolios. An Underlying Trust Portfolio's investment performance also may be adversely affected if it must buy and sell securities at inopportune times to respond to transactions initiated by an Asset Allocation Portfolio. In addition, because the Asset Allocation Portfolios may own a substantial portion of an Underlying Trust Portfolio, a large-scale redemption initiated by one or more Asset Allocation Portfolio could cause an Underlying Trust Portfolio's expense ratio to increase as such portfolio's fixed costs

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would be spread over a smaller asset base. As a result, these transactions could have an adverse effect on an Asset Allocation Portfolio which continues to remain invested in such Underlying Trust Portfolios.

Geographic Focus Risk. To the extent a Portfolio invests a substantial amount of its assets in a single country, a small number of countries, or a particular geographic region, its performance may at times be worse than the performance of other mutual funds that invest more broadly.

Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

Hedging risk. The decision as to whether and to what extent a Portfolio will engage in hedging transactions to hedge against such risks as credit risk, currency risk, counterparty risk, and interest rate risk will depend on a number of factors, including prevailing market conditions, the composition of such portfolio and the availability of suitable transactions. Accordingly, no assurance can be given that a Portfolio will engage in hedging transactions at any given time or from time to time, even under volatile market environments, or that any such strategies, if used, will be successful. Hedging transactions involve costs and may result in losses.

High-yield risk. Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High-yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio's ability to sell its high-yield securities (liquidity risk). In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress.

Industry/sector risk. Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio's performance may be tied more directly to the success or failure of a smaller group of portfolio holdings.

Inflation risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Portfolio's assets can decline as can the value of income received by the Portfolio. The prices of common stocks and fixed-income securities may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Inflation-indexed securities risk. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. Each Portfolio may have exposure to inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

Infrastructure investment risk. A Portfolio's infrastructure-related investments expose that Portfolio to potential adverse economic, regulatory, political and other changes affecting such investments. Issuers in infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies, and other factors.

Initial public offering (IPO) risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio's asset base increases, IPOs often have a diminished effect on a Portfolio's performance.

Interest rate risk. Each Portfolio investing in fixed-income securities is subject to interest rate risk. Interest rate risk is the risk that the rates of interest income generated by the fixed-income investments of a Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed-income investments of a Portfolio may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the negative effect on its value when rates increase. As a result, mutual funds with longer durations and longer weighted average maturities generally have more volatile share prices than funds with shorter durations and shorter weighted average maturities. The prices of debt obligations generally move in the opposite direction to that of market interest rates.

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Investment model risk. Each of the AST Focus Four Plus Portfolio, AST First Trust Balanced Target Portfolio, and AST First Trust Capital Appreciation Target Portfolio is also exposed to additional market risk due to its policy of investing solely in securities identified by the each of the relevant Equity Strategies under normal cirucmstances. As a result of this policy, equity securities held by each Portfolio will not be bought or sold in response to market fluctuations under normal circumstances. To the extent this management style is non-dynamic, the Portfolio may subject investors to greater market risk than other mutual funds.

Investment style risk. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Growth companies are often expected by investors to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately even if earnings showed an absolute increase. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.

Leveraging risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a Subadviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's securities.

License risk. Certain Portfolios rely on licenses from third parties to the relevant Subadviser that permit the use of the intellectual property of such parties in connection with the investment strategies for those Portfolios. Such licenses may be terminated by the licensors under certain circumstances, and as a result, a Portfolio may lose its ability to use the licensed name and/or the licensed investment strategy. Accordingly, in the event a license is terminated, it may have a significant effect on the operation of the affected Portfolio.

Liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. Liquidity risk may result if an investment trades in lower volumes. Liquidity risk may also result if a Portfolio makes investments that become less liquid in response to market developments or adverse investor perceptions. When there are few willing buyers and investments cannot be readily sold at the desired time or price, a Portfolio may have to accept a lower price or may not be able to sell the investment at all. An inability to sell a portfolio position can adversely affect a Portfolio's return by causing a decrease in the value of the investment or by preventing the Portfolio from being able to take advantage of other investment opportunities. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Each Portfolio (other than the Money Market Portfolio) generally may invest up to 15% of its net assets in illiquid securities. The Money Market Portfolio may invest up to 10% of its net assets in illiquid securities. The relevant Subadviser will seek to maintain an adequate level of portfolio liquidity, based on all relevant facts and circumstances, with consideration given to the Portfolio's exposure to illiquid securities in the event the market value of such securities exceeds 10% or 15% (as applicable) of the Portfolio's net assets as a result of a decline in the market value of the Portfolio.

Management risk. Actively managed investment portfolios are subject to management risk. Each Subadviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk. Market risk is the risk that the equity and fixed-income markets in which the Portfolios invest will experience market volatility and go down in value, including the possibility that a market will go down sharply and unpredictably. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Market sector/industry concentration risk.Funds that emphasize investments in a particular market sector or industry like real estate

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are subject to an additional risk factor because they are generally less diversified than most equity funds. Property values may fall due to increasing vacancies or declining rents resulting from economic, demographic or legal developments.

Mid-capitalization company risk. The Portfolio may invest in securities of medium and new companies. Investments in intermediate capitalization size companies may be more volatile than investments in larger companies, as intermediate capitalization size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

Mortgage risk. Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans and are subject to certain risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that has exposure to mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because such portfolio will have to reinvest that money at the lower prevailing interest rates.

Most mortgage-backed securities are issued by federal government agencies such as Ginnie Mae, or by government sponsored enterprises such as Freddie Mac or Fannie Mae. Principal and interest payments on mortgage-backed securities issued by the federal government and some Federal government agencies, such as Ginnie Mae, are guaranteed by the Federal government and backed by the full faith and credit of the United States. Mortgage-backed securities issued by other government agencies or government sponsored enterprises, such as Freddie Mac or Fannie Mae, are backed only by the credit of the government agency or enterprise and are not backed by the full faith and credit of the United States. Fannie Mae and Freddie Mac are authorized to borrow from the U.S. Treasury to meet their obligations. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future. Private mortgage-backed securities are issued by private corporations rather than government agencies and are subject to credit risk and interest rate risk. The risks associated with investments in mortgage-related securities, particularly credit risk and liquidity risk, are heightened for investments in sub-prime mortgage-related securities.

Fannie Mae and Freddie Mac hold or guarantee approximately $5 trillion worth of mortgages. The value of the companies' securities has fallen sharply in 2008 due to concerns that the firms do not have sufficient capital to offset losses resulting from the mortgage crisis. In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas Fannie Mae and Freddie Mac could buy, and until 2009, to lend Fannie Mae and Freddie Mac emergency funds and to purchase the entities' stock. On September 6, 2008, at the request of the Secretary of the U.S. Treasury, the Chairman of the Board of Governors of the Federal Reserve and the Director of the FHFA, each of Freddie Mac's and Fannie Mae's boards of directors adopted resolutions consenting to putting the respective companies into conservatorship. After obtaining these consents, the Director of FHFA appointed FHFA as the conservator of each of Fannie Mae and Freddie Mac on September 6, 2008. Fannie Mae and Freddie Mac report that as of November 7, 2008 and November 14, 2008, respectively, the conservator for each company has advised them that it has not disaffirmed or repudiated any contracts entered into by Fannie Mae or Freddie Mac prior to its appointment as conservator. The effect that this conservatorship will have on the companies' debt and equities is unclear. Each of Fannie Mae and Freddie Mac has been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

Non-diversification risk. The chance that a Portfolio's performance may be disproportionately hurt by the performance ofrelatively few securities. A Portfolio which is non-diversified may invest more of its assets in a smaller number of issuers than a diversified Portfolio. Concentrating investments may result in greater potential losses for Portfolios investing in a broader variety of issuers. A Portfolio may be more susceptible to adverse developments affecting a single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio turnover risk. A Portfolio may actively and frequently trade its portfolio securities to achieve its investment objective. This may occur due to active portfolio management by the Portfolio's Subadviser. High portfolio turnover results in higher transaction costs (such as brokerage commissions, dealer mark-ups and other transaction-related expenses), which can adversely affect a Portfolio's performance. Each Subadviser generally will not consider the length of time a Portfolio has held a particular security in making investment decisions. In fact, each Subadviser may engage in active trading on behalf of a Portfolio—that is, frequent trading of its securities—in order to take advantage of new investment opportunities or return differentials. Each Portfolio's turnover rate may be higher than that of other mutual funds due to the Subadviser's investment strategies.

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In addition, certain Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for Prudential to manage the guarantees offered in connection with these benefit programs, Prudential generally: (i) limits the number and types of variable sub-accounts in which contract holders may allocate their account values and (ii) requires contract holders to participate in certain specialized asset transfer programs. The use of these asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. This is particularly true for th Target Maturity Portfolios and the AST Investment Grade Bond Portfolio. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant Subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant Subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Prepayment or call risk. Prepayment or call risk is the risk that issuers will prepay fixed-rate obligations held by a Portfolio when interest rates fall, forcing the Portfolio to reinvest in obligations with lower interest rates than the original obligations. Mortgage-related securities and asset-backed securities are particularly subject to prepayment risk.

Real estate risk. Certain Portfolios may invest in REITs and real estate-linked derivative instruments. Such on emphasis on these types of investments will subject a Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. An investment in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Selection risk. The risk that the securities, derivatives, and other instruments selected by a Portfolio's Subadviser will underperform the market, the relevant indices or other funds with similar investment objectives and investment strategies, or that securities sold short will experience positive price performance.

Short sale risk. A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security's price will decline, exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited, although for fixed-income securities an interest rate of 0% forms an effective limit on how high a securities' price would be expected to rise. Although certain Portfolios may try to reduce risk by holding both long and short positions at the same time, it is possible that a Portfolio's securities held long will decline in value at the same time that the value of the Portfolio's securities sold short increases, thereby increasing the potential for loss.

Small company risk. The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio's ability to sell these securities. Such investments may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The securities of smaller companies may be less liquid than others, which may make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

Underlying Fund risk. The value of an investment in a Portfolio will be related in large part to the investment performance of any of the Portfolio's investments in an underlying fund. Therefore, the principal risks of investing in such a Portfolio are closely related to the principal risks associated with the underlying portfolio and its investments as well as exposing the Portfolio to a pro rata portion of the underlying portfolio's fees and expenses.

U.S. government and agency securities risk. In addition to market risk, interest rate risk and credit risk, such securities may limit a Portfolio's potential for capital appreciation. Not all U.S. Government securities are insured or guaranteed by the U.S. Government, some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Mortgage-backed securities issued by government sponsored enterprises such as Freddie Mac or Fannie Mae are not backed by the full faith and credit of the United States.

Other debt obligations issued or guaranteed by the U.S. government and government-related entities risk.Securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the GNMA, the Farmers Home Administration, the Export-Import Bank, and the Small Business Administration are backed by the full faith and credit of the United States. Obligations of the FNMA, the FHLMC, the Federal Home Loan Bank, the Tennessee Valley Authority and

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the United States Postal Service are not backed by the full faith and credit of the U.S. Government. In the case of securities not backed by the full faith and credit of the United States, a Portfolio generally must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. The yield and market value of these securities are not guaranteed by the U.S. government or the relevant government sponsored enterprise.

Valuation Risk. Due to the nature of some Portfolios' investments and the market environment, a portion of a given Portfolio's assets may be valued at fair value pursuant to guidelines established by the Fund's Board of Trustees. A Portfolio's assets may be valued using prices provided by a pricing service or, alternatively, a broker-dealer or other market intermediary (sometimes just one broker-dealer or other market intermediary) when other reliable pricing sources may not be available. No assurance can be given that such prices accurately reflect the price a Portfolio would receive upon sale of a security. To the extent a Portfolio sells a security at a price lower than the price it has been using to value the security, its net asset value will be adversely affected. When a Portfolio invests in Underlying Portfolios that are not advised, managed, or sponsored by the Investment Managers or their affiliates (collectively, the Underlying Non-Prudential Portfolios), it will generally value its investments in those Underlying Non-Prudential Portfolios based upon net asset valuation determinatinos provided by the Underlying Non-Prudential Portfolios. These values may not be precisely the same as if the investments of the Underlying Non-Prudential Portfolios had been valued using the procedures employed by a Portfolio to value its own assets. In addition, if there is wide variation in hte fair value estimates produced by the market participants with respect to investments held by a Portfolio, such variations may make it harder for the Portfolio to sell that investment (i.e., such variation may tend to increase liquidity risk).

Valuation of Private Real Estate-Related Investments risk. Private real estate-related investments owned by the Global Real Estate Portfolio will be fair valued each day using a methodology set forth in Valuation Policies and Procedures adopted by the Board of the Trust that incorporate periodic independent appraised value of the properties. An appraisal is an estimate of market value. The realizable market value of real estate depends to a great extent on economic and other conditions beyond the control of the Global Real Estate Portfolio.

Value Style risk. Certain stocks purchased by the Emerging Markets Equity Portfolio may be undervalued due to adverse economic conditions or other near-term difficulties that cause them not to achieve their expected financial potential. Undervaluation may also arise because companies are misunderstood by investors or because they are out of step with favored market themes.

Yankee obligations risk. Yankee obligations are U.S. dollar-denominated debt securities of foreign corporations issued in the United States and U.S. dollar-denominated debt securities issued or guaranteed as to payment of principal and interest by governments, quasi-governmental entities, government agencies, and other governmental entities of foreign countries and supranational entities, which securities are issued in the United States. Debt securities of quasi-governmental entities are issued by entities owned by either a national, state, or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Investments in the securities of foreign corporations and governments, even those denominated in U.S. dollars, involve certain risks not typically associated with investments in domestic issuers. The values of the securities of foreign corporations and governments are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, such as changes in economic or monetary policies. In addition, Yankee obligations may be less liquid than the debt obligations of U.S. issuers. In general, less information is publicly available about foreign corporations than about U.S. companies. Foreign corporations are generally not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Some securities issued by foreign governments or their subdivisions, agencies, and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a foreign government, it may be difficult for the Portfolio to pursue its rights against such government in that country's courts. Some foreign governments have defaulted on principal and interest payments. In addition, a Portfolio's investments in Yankee obligations may be subject to the risk of nationalization or expropriation of a foreign corporation's assets, imposition of currency exchange controls, or restrictions on the repatriation of non-U.S. currency, confiscatory taxation, political or financial instability and adverse diplomatic developments.These risks are heightened in all respects with respect to Yankee obligations issued by foreign corporations and governments located in emerging markets.

Principal Risks: Funds of Funds

"Fund of Funds" Structure Description. As previously discussed, each of the Dynamic and Tactical Asset Allocation Portfolios, as well as the Academic Strategies Asset Alloction Portfolio (each, a Fund of Funds, and collectively, the Funds of Funds) is a "fund of funds." That means that each Fund of Funds invests primarily or exclusively in shares of other pooled investment vehicles (collectively, the Underlying Portfolios), including, without limitation, other Portfolios of the Fund (collectively, the Underlying Trust Portfolios). Each Fund of Funds has its own target asset allocation and will invest in different combinations of Underlying Portfolios. The value of mutual fund shares will fluctuate. As a result, the investment performance of each Fund of Funds will depend on how its assets are allocated and reallocated among the Underlying Portfolios. Because each of the Funds of Funds invests primarily or exclusively in shares of the Underlying Trust Portfolios under normal circumstances, the risks associated with each Fund of Funds will be closely related to the risks associated with the securities and other investments held by the relevant Underlying Portfolios. The ability of each

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Fund of Funds to achieve its investment objective will depend on the ability of the relevant Underlying Portfolios to achieve their respective investment objectives.

Asset Allocation risk. Asset allocation risk is the risk that an AA Subadviser may allocate assets to an asset class that underperforms other asset classes. For example, a Tactical Asset Allocation Portfolio may be overweighed in the equity asset class when the stock market is falling and the fixed-income market is rising. Likewise, a Tactical Asset Allocation Portfolio may be overweighed in the fixed-income asset class when the stock market is falling and the equity markets are rising.

Asset Program Transfer Risk. Investments in the Funds of Funds are subject to asset transfer program risk. For a description of this risk factor, please see the information above under the caption "Principal Risks."

Underlying Fund Risk. The value of an investment in an Fund of Funds will be related in part to the investment performance of any Underlying Portfolio in which it invests. Therefore, to the extent an Fund of Funds invests in Underlying Portfolios, the principal risks of investing in the Fund of Funds will be related to the principal risks associated with those Underlying Portfolios and their investments. The risks associated with the securities and investment methods that the Underlying Portfolios may invest in or use are described above under the caption "Principal Risks." Investing in an Underlying Portfolio will also expose the relevant Fund of Funds to a pro rata portion of the Underlying Portfolio's fees and expenses. Underlying Portfolios that are not registered under the federal securities laws are not subject to the same level of regulation as are registered investment companies, including investor protection laws, rules, and regulations.

Underlying Portfolio Selection Risk. Underlying Portfolio selection risk is the risk that the Underlying ETFs selected by the AA Subadvisers and the Underlying Trust Portfolios selected by PI will underperform relevant markets, relevant indices, or other mutual funds with similar investment objectives and strategies.

Underlying Trust Portfolios: Potential Conflicts of Interest and Subadviser Selection Risk. Under normal circumstances, the Dynamic Asset Allocation Portfolios invests 100% of their respective assets in shares of Underlying Trust Portfolios while not less than 90% of each Tactical Asset Allocation Portfolio's assets are invested in shares of Underlying Trust Portfolios. In addition, the AST Academic Strategies Asset Allocation Portfolio normally invests approximately 65% of its assets in shares of Underlying Trust Portfolios. These investments in Underlying Trust Portfolio shares may be subject to certain potential conflicts of interest. As described above, the Investment Managers have engaged the Subadvisers to conduct the investment programs of the Underlying Trust Portfolio, including the purchase, retention and sale of portfolio securities and investments. Subadvisory fees are paid by the Investment Managers to the relevant Subadvisers out of the management fees received by the Investment Managers from the Underlying Trust Portfolios. Because the amount of fees to be retained by the Investment Managers will differ depending upon which Underlying Trust Portfolios are used in connection with the Funds of Funds, it is possible that the interests of the Investment Managers and Contract owners could conflict. In addition, the Investment Managers may have an incentive to take into account the effect on an Underlying Trust Portfolio in which a Fund of Funds may invest in determining whether, and under what circumstances, to purchase or sell shares in that Underlying Trust Portfolio. As a result, it is possible that the interests of the Underlying Trust Portfolio may not be consistent with those of a Fund of Funds.

Each Fund of Funds' investments in the Underlying Trust Portfolios will also be subject to subadviser selection risk. Subadviser selection risk is the risk that the Investment Managers' decision to select or replace a subadviser for an Underlying Trust Portfolio does not produce the intended result. The Investment Managers, however, are not responsible for the day-to-day management of the Underlying Trust Portfolios.

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Introduction to Past Performance

A number of factors, including risk, can affect how a Portfolio performs. The bar charts and tables on the following pages demonstrate the risk of investing in each Portfolio by showing how returns can change from year to year and by showing how each Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that a Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the charts and tables on the following pages are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for a Portfolio would have been lower.

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Past Performance: Asset Allocation Portfolios

AST Academic Strategies Asset Allocation Portfolio

Annual Returns

Best Quarter	Worst Quarter
6.05%(4th quarter of 2006)	-16.24%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	Since Inception (12/5/05)
Portfolio	-31.83%	-5.72%
Standard & Poor's 500 Index*	-36.99%	-8.13%
Primary Blended Index**	-23.15%	-2.02%
Secondary Blended Index***	-22.06%	-2.55%
Prior Primary Blended Index+	-25.11%	-2.93%
Prior Secondary Blended Index++	-24.06%	-3.24%

Note: Prior to July 21, 2008, the Portfolio was known as the AST Balanced Asset Allocation Portfolio. Effective July 21, 2008, the Portfolio added new Subadvisers, changed its investment objective, policiesn, strategy, and expense structure. The performance figures furnished above prior to July 21, 2008 reflects the investment performance, investment operations, investment policies, investment strategies, and expense structure of the former AST Balanced Asset Allocation Portfolio and is not representative of the current Subadvisers or investment objective, polices, strategy, and expense structure.

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Primary Blended Index consists of the Russell 3000 Index (20%), MSCI EAFE Index (20%), Barclays Capital Aggregate Bond Index (formerly, the Lehman Brothers Aggregate Bond Index)(25%), Dow Jones Wilshire REIT Index (10%), Dow Jones - AIG Commodities Index (10%), and Merrill Lynch 90-Day U.S. Treasury Bill Index (15%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the portfolio

***The Secondary Blended Index consists of the SP 500 Index (60%), and Barclays Capital Aggregate Bond Index (formerly, the Lehman Brothers Aggregate Bond Index)(40%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the portfolio

+Prior Primary Blended Index consists of Russell 3000 Index (52%), MSCI EAFE Index (GD) (13%), and Barclays Capital Aggregate Bond Index(formerly, the Lehman Brothers Aggregate Bond Index) (35%). The GD (gross dividends) version of the MSCI EAFE Index does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio. The Portfolio's use of this Index has been discontinued.

++Prior Secondary Blended Index consists of the Standard & Poor's 500 Index (65%) and the Barclays Capital Aggregate Bond Index (formerly, the Lehman Brothers Aggregate Bond Index) (35%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio. The Portfolio's use of this Index has been discontinued.

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AST Balanced Asset Allocation Portfolio

Annual Returns

Best Quarter	Worst Quarter
5.31%(4th quarter of 2006)	-14.63%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	Since Inception (12/5/05)
Portfolio	-28.70%	-4.67%
Standard & Poor's 500 Index*	-36.99%	-8.13%
Primary Blended Index**	-23.05%	-2.25%
Secondary Blended Index***	-20.94%	-1.57%
Prior Primary Blended Index****	-20.94%	-1.57%
Prior Secondary Blended Index*****	-20.02%	-1.85%

Note: Prior to July 21, 2008 the Portfolio was known as the AST Conservative Asset Allocation Porfolio. EffectiveJuly 21, 2008, the Portfolio added new Subadvisers and changesd its investment objective, policies, strategy, and expense structure. The performance history furnished above prior to July 21, 2008 reflects the investment performance, investment operations, investment policies and investment strategies of the former AST Conservative Asset Allocation Porfolio, and does not represent the acutal or predicted performance of the current Portfolio.

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Primary Blended Index consists of the Russell 3000 Index (48%), Barclays Capital U.S. Aggregate Bond Index (formerly, the Lehman Brothers Aggregate Bond Index) (40%) and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (12%). The GD (gross dividends) version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***The Secondary Blended Index consists of the Russell 3000 Index (44%), Barclays Capital U.S. Aggregate Bond Index (formerly, the Lehman Brothers Aggregate Bond Index) (45%) and MSCI EAFE Index (GD) (11%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

****Prior Primary Blended Index consists of Russell 3000 Index (44%), Barclays Capital U.S. Aggregate Bond Index (formerly, the Lehman Brothers Aggregate Bond Index) (45%) and MSCI EAFE Index (GD) (11%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The Portfolio's use of this Index has been discontinued and replaced by the Primary Blended Index due to the Portfolio's new Subadvisers and investment strategy.

*****Prior Secondary Blended Index consists of the Standard & Poor's 500 Index (55%) and the Barclays Capital U.S. Aggregate Bond Index (formerly, the Lehman Brothers Aggregate Bond Index) (45%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The Portfolio's use of this Index has been discontinued and replaced by the Secondary Blended Index due to the Portfolio's new Subadvisers and investment strategy.

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AST Capital Growth Asset Allocation Portfolio

Annual Returns

Best Quarter	Worst Quarter
7.25%(4th quarter of 2006)	-18.12%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	Since Inception (12/5/05)
Portfolio	-34.94%	-6.51%
Standard & Poor's 500 Index*	-36.99%	-8.13%
Primary Blended Index**	-29.12%	-4.29%
Secondary Blended Index***	-31.06%	-4.97%

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Primary Blended Index consists of the Russell 3000 Index (60%), the MSCI EAFE Index (GD) (15%) and the Barclays Capital Aggregate Bond Index (25%). The GD (gross dividends) version of the MSCI EAFE Index does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Secondary Blended Index consists of the Standard & Poor's 500 Index (75%) and the Barclays Capital Aggregate Bond Index (25%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

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AST Preservation Asset Allocation Portfolio

Annual Returns

Best Quarter	Worst Quarter
4.11%(3rd quarter of 2007)	-9.00% (4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	Since Inception (12/5/05)
Portfolio	-19.48%	-1.66%
Standard & Poor's 500 Index*	-36.99%	-8.13%
Blended Index**	-12.06%	1.10%
Secondary Blended Index***	-11.44%	0.91%

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**Primary Blended Index consists of Russell 3000 Index (28%), MSCI EAFE Index (GD) (7%), and Barclays Capital Aggregate Bond Index (65%). The GD (gross dividends) version of the MSCI EAFE Index does not reflect the impact of withholding taxes on reinvested dividends. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***Secondary Blended Index consists of the Standard & Poor's 500 Index (35%) and the Barclays Capital Aggregate Bond Index (65%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

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Fees and Expenses of the Portfolios

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios. Unless otherwise indicated, the fees and expenses shown below are based upon each Portfolio's expenses for the year ended December 31, 2008 and are expressed as a percentage of the average daily net assets of each Portfolio. Expenses may vary in future years.

The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets, in %)
	Shareholder Fees (fees paid directly from your investment)	Management Fees[4]	Distribution (12b-1) Fees	Other Expenses[1],[5]	Acquired Portfolio Fees & Expenses [2]	Total Annual Portfolio Operating Expenses [3]
AST Academic Strategies Asset Allocation	None	.72*	None	.08	.74**	1.54***
AST Balanced Asset Allocation	None	.15	None	.02	.93	1.10
AST Capital Growth Asset Allocation	None	.15	None	.01	.96	1.12
AST Preservation Asset Allocation	None	.15	None	.02	.87	1.04

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Example

The following Example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Because the following example does not include the effect of Contract charges, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus. The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio's total operating expenses remain the same (including the indirect expenses of any acquired portfolios in which the Portfolio invests), except for any contractual fee waivers and overall expense limitations that may be in effect for the one year period in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expense Example
	1 Year	3 Years	5 Years	10 Years
AST Academic Strategies Asset Allocation	157	486	839	1,835
AST Balanced Asset Allocation	112	350	606	1,340
AST Capital Growth Asset Allocation	114	356	617	1,363
AST Preservation Asset Allocation	106	331	574	1,271

1 Shares of the Portfolios are generally purchased through variable insurance products. The Trust has entered into arrangements with the issuers of the variable insurance products offering the Portfolios under which the Trust compensates the issuers 0.10% for providing ongoing services to Portfolio shareholders in lieu of the Trust providing such services directly to shareholders. Amounts paid under these arrangements are included in "Other Expenses." Subject to the expense limitations set forth below, for each Portfolio of the Trust, except as described below, the Investment Managers have agreed to voluntarily waive a portion of the 0.10% administrative services fee, based on the average daily net assets of each Portfolio of the Trust, as set forth in the table below:

Average Daily Net Assets of Portfolio	Fee Rate Including Waiver
Up to and including $500 million	0.10% (no waiver)
Over $500 million up to and including $750 million	0.09%
Over $750 million up to and including $1 billion	0.08%
Over $1 billion	0.07%

The Fund of Funds will not be directly subject to the administrative services fee to the extent they invest in Underlying Trust Portfolios. The Underlying Trust Portfolios in which a Fund of Funds invest, however, will be subject to the administrative services fee. Because the Dynamic Asset Allocation Portfolios generally invest all of their assets in Underlying Trust Portfolios, the Dynamic Asset Allocation Portfolios generally will not be directly subject to the administrative services fee. Because the AST Academic Strategies Asset Allocation Portfolio generally invests approximately 65% of its assets in Underlying Trust Portfolios, only 35% of its assets generally will be directly subject to the administrative services fee. In determining the administrative services fee, only assets of a Fund of Funds that are not invested in Underlying Trust Portfolios will be counted as average daily net assets of the relevant Portfolio for purposes of the above-referenced breakpoints. This will result in a Fund of Funds paying higher administrative services fees than if all of the assets of a Fund of Funds were counted for purposes of computing the relevant administrative services fee breakpoints.

2 Some of the Portfolios invest in other investment companies (the Acquired Portfolios). For example, each Fund of Funds invests in shares of Underlying Trust Portfolios, and some Portfolios invest in other mutual funds, including the Dryden Core Investment Fund. Investors in a Portfolio indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown under "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios in which each Portfolio invested during the year ended December 31, 2008. The Dynamic Asset Allocation Portfolios do not pay any transaction fees when purchasing or redeeming shares of the Acquired Portfolios.

When a Portfolio's "Acquired Portfolio Fees and Expenses" are less that 0.01%, such expenses are included in the column titled "Other Expenses." This may cause the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables of such Portfolios.

Portfolio	Fee Waiver and/or Expense Limitation
AST Large-Cap Value	0.84%
AST Cohen & Steers Realty	0.97%
AST American Century Income & Growth	0.87%
AST High Yield	0.88%
AST Money Market	0.56%
AST JPMorgan International Equity	1.01%
AST Neuberger Berman Mid-Cap Growth	1.25%

4 The management fee rate shown in the "management fees" column is based on the indicated Portfolio's average daily net assets as of the fiscal year ended December 31, 2008, except that the fee rate shown does not reflect the impact of any contractual or voluntary management fee waivers that may be applicable and which would result in a reduction in the fee rate paid by the Portfolio. The management fee rate for certain Portfolios may include "breakpoints" which are reduced fee rates that are applicable at specified levels of Portfolio assets; the effective fee rates shown in the table reflect and incorporate any contractual fee "breakpoints" which may be applicable.

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* The only investment management fee to be paid directly to the Investment Managers by the AST Academic Strategies Asset Allocation Portfolio will be the Portfolio's annualized contractual investment management fee of 0.72% of its average daily net assets. Since the AST Academic Strategies Asset Allocation Portfolio is expected to invest approximately 65% of its assets in Underlying Trust Portfolios under normal circumstances, the Portfolio will also indirectly pay investment management fees on its investments in the Underlying Trust Portfolios. To the extent that the other Fund of Funds invest their assets in Underlying Trust Portfolios, such Fund of Funds will also indirectly pay investment management fees on its investment in the Underlying Trust Portfolios.

** The AST Academic Strategies Asset Allocation Portfolio indirectly incurs a pro rata portion of the fees and expenses of the Acquired Portfolios in which it invests. From January 1, 2008 to July 20, 2008, the Academic Strategies Portfolio was known as the AST Balanced Asset Allocation Portfolio (the Balanced Portfolio). The Balanced Portfolio invested all of its assets in Acquired Portfolios. The actual annualized "Acquired Portfolio Fees and Expenses" for the Balanced Portfolio were 0.88% for the period January 1, 2008 to July 20, 2008. As set forth above, under normal conditions, the Academic Strategies Portfolio invests approximately 65% of its assets in Acquired Portfolios. The actual annualized "Acquired Portfolio Fees and Expenses" for the Academic Strategies Portfolio were 0.735% for the period July 21, 2008 to December 31, 2008. The Investment Managers have voluntarily agreed to reimburse expenses and/or waive fees so that the Academic Strategies Portfolio's "Acquired Portfolio Fees and Expenses" on an annualized basis do not exceed 0.685% of the Academic Strategies Portfolio's average daily net assets based on the daily calculation described below. This arrangement will be monitored and applied daily based upon the AST Academic Strategies Asset Allocation Portfolio's then current holdings of Acquired Portfolios and the expense ratios of the relevant Acquired Portfolios as of their most recent fiscal year end. Because the expense ratios of the relevant Acquired Portfolios change over time and may be higher than the expense ratios as of their most recent fiscal year end, the AST Academic Strategies Asset Allocation Portfolio's actual annualized "Acquired Portfolio Fees and Expenses" were higher than 0.685% of the Portfolio's average daily net assets. These arrangements relating to the Portfolio's "Acquired Portfolio Fees and Expenses" are voluntary and are subject to termination or modification at any time without prior notice.

*** The Investment Managers have contractually agreed to reimburse expenses and/or waive fees so that the AST Academic Strategies Asset Allocation Portfolio's investment management fees plus "Other Expenses" (exclusive in all cases of taxes, interest, brokerage commissions, distribution fees, dividend and interest expense, if any, related to short sales, and extraordinary expenses) do not exceed 0.80% of the Portfolio's average daily net assets during the Portfolio's first year of operations (i.e., July 21, 2008 through July 20, 2009).

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MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Introduction

We describe each Portfolio's investment objective and policies on the following pages. We describe certain investment instruments that appear below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios.

Although we make every effort to achieve each Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Trustees can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Asset Allocation Portfolios: Investment Objectives & Policies

AST Academic Strategies Asset Allocation Portfolio

Investment Objective: The investment objective of the Portfolio is to seek long-term capital appreciation. This investment objective is a non-fundamental investment policy of the Portfolio and may be changed by the Board without shareholder approval. No guarantee can be given that the Portfolio will achieve its investment objective, and the Portfolio may lose money.

Principal Investment Policies
The Portfolio will be a multi-asset class fund that pursues both top-down asset allocation strategies and bottom-up selection of securities, investment managers, and mutual funds. Under normal circumstances, it is currently expected that approximately 60% of the Portfolio's assets will be allocated to traditional asset classes and approximately 40% of the Portfolio's assets will be allocated to non-traditional asset classes. Those percentages are subject to change by the Investment Managers.

The overall asset allocation strategy for the Portfolio is determined by QMA and the Investment Managers in consultation with the Consultant, a consultant that has been retained by AST. The assets of the Portfolio may, but are not required to, be allocated among various traditional and non-traditional asset classes and the related investment categories and strategies as shown below.

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Traditional Asset Classes
U.S. Large- Cap Equity	Growth Value Core
U.S. Mid-Cap Equity	Growth Value
U.S. Small-Cap Equity	Growth Value Developed Markets Value Emerging Markets
International Equity	Developed Markets Growth International (Un-hedged) Emerging Markets
Fixed-Income	U.S. Investment Grade U.S. High-Yield

Non-Traditional Asset Classes
Real Estate	U.S. Real Estate International Real Estate
Real Return*	Commodities Inflation-Indexed Securities Global Infrastructure
Alternative	Long/Short Market-Neutral Global Tactical Asset Allocation Volatility Income Strategy Hedge Fund Replication Overlay Long/Short Equity Event Driven Distressed Debt Currency Private Equity

* Real return means the annual percentage return realized on an investment, which is adjusted for changes in prices due to inflation or other external effects. Real return strategies generally seek to provide a return over the rate of inflation.

The Consultant is expected to use academic research on asset allocation along with various quantitative and qualitative research methods to produce a proposed strategic allocation for the Portfolio among the various traditional and non-traditional asset classes and the related investment categories and strategies. QMA and the Investment Managers are then expected to review the proposed strategic allocation from the Consultant. QMA and the Investment Managers will adjust the proposed strategic allocation based upon their own: (i) forward-looking assessment of global macroeconomic, market, financial, currency, security valuation, and other factors and (ii) quantitative and qualitative evaluation of the risks associated with investments in the relevant investment categories and strategies. PI will then: (i) identify other pooled investment vehicles, including, without limitation, open-end or closed-end investment companies, exchange-traded funds, unit investment trusts, domestic or foreign private investment pools (including investment companies not registered under the 1940 Act, such as "hedge funds") (collectively referred to herein as Underlying Portfolios) that may be used as fulfillment options for the specific investment categories or strategies and (ii) establish specific weighted combinations of Underlying Funds that are consistent with the Portfolio's then-current asset allocation. PI will also seek to identify and retain Subadvisers to directly manage all or a portion of the assets that are allocated to a particular investment category or strategy. Under normal circumstances, the Portfolio will invest approximately 65% of its assets in other portfolios of the Trust

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(collectively, the Underlying Trust Portfolios). The Subadvisers directly manage the remaining 35% of the Portfolio's assets under normal circumstances. Those percentages are subject to change by the Investment Managers and QMA.

PI will monitor the amount of active risk taken within the various investment categories and strategies by conducting holdings-based and returnsbased analyses of the Portfolio's direct and indirect portfolio holdings. QMA and the Investment Managers also expect to meet periodically with the Consultant. QMA and the Investment Managers, in consultation with the Consultant, will seek to opportunistically modify the allocations among the various investment categories and strategies, the Underlying Funds, and the Subadvisers based upon the latest academic research and their ongoing assessment of the above-referenced factors. The extent to which any recommendations from the Consultant are adopted is determined by the Investment Managers and QMA.

Other Investments. As set forth above, it is currently expected that the Portfolio will invest a substantial portion of its assets in Underlying Trust Portfolios. It is currently further expected the Subadvisers will directly manage the remaining portion of the Portfolio's assets. Under the 1940 Act, the Subadvisers may invest Portfolio assets in "securities" (e.g. common stocks, bonds, etc.) and futures contracts, options on futures contracts, swap agreements, and other financial and derivative instruments that are not "securities" within the meaning of the 1940 Act (collectively, Other Investments).

Investments in Traditional Asset Classes. With the exception of the International (Un-Hedged) and Emerging Markets investment categories within the Fixed-Income asset class, it is currently expected that exposure to all of the remaining traditional investment categories will be obtained through investments in Underlying Trust Funds. PIMCO will serve as the Subadviser to the International (Un-Hedged) and Emerging Markets investment categories.

Underlying Trust Funds. The principal investments of the Underlying Trust Funds that are currently expected to be used in connection with the traditional asset classes are described below. Consistent with the investment objectives and policies of the Portfolio, other Underlying Trust Funds from time to time may be added to, or removed from, the list of Underlying Trust Funds that may be used in connection with the Portfolio.

Underlying Trust Fund	Principal Investments	Traditional Investment Category
AST Marsico Capital Growth	Invests primarily in common stocks, with the majority of the Portfolio's assets in large capitalization stocks	Domestic Large- Cap Equity Growth
AST T. Rowe Price Large- Cap Growth	Invests predominantly in the equity securities of a limited number of large, high-quality U.S. companies	Domestic Large- Cap Equity Growth
AST QMA US Equity Alpha	The Portfolio will use a long/short investment strategy. This means the Portfolio shorts a portion of the Portfolio and uses the proceeds of the shorts, or other borrowings, to purchase additional stocks long. Primarily invests at least 80% of its net assets plus borrowings, if any, for investment purposes in equity and equity-related securities of U.S. issuers.	Domestic Large- Cap Equity Core
AST AllianceBernstein Growth & Income	Invests primarily in common stocks that are believed to be selling at reasonable valuations in relation to their fundamental business prospects	Domestic Large- Cap Equity Value
AST Large-Cap Value	Invests primarily in common stocks and securities convertible into common stocks of large cap companies	Domestic Large- Cap Equity Value
AST Neuberger Berman Mid-Cap Growth	Invests primarily in common stocks of medium capitalization companies	Domestic Mid-Cap Equity Growth
AST Mid-Cap Value	Invests primarily in mid capitalization stocks that appear to be undervalued	Domestic Mid-Cap Equity Value
AST Federated Aggressive Growth	Invests primarily in the stocks of small companies that are traded on national exchanges, NASDAQ stock exchange and the over-the-counter market	Domestic Small- Cap Equity Growth
AST Small-Cap Value	Invests primarily in stocks and equity-related securities of small capitalization companies that appear to be undervalued	Domestic Small- Cap Equity Value

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AST International Growth	Invests primarily in equity securities of foreign companies	International Equity: Developed Markets Growth
AST International Value	Invests primarily in equity securities of foreign companies	International Equity: Developed Markets Value
AST Parametric Emerging Markets Equity	Invests primarily in equity securities of issuers located in emerging market countries or included (or considered for inclusion) as emerging market issuers in one or more broad-based market indices.	International Equity: Emerging Markets
AST PIMCO Total Return Bond	Invests primarily in fixed-income securities of varying maturities	Domestic Investment Grade Fixed-Income
AST Western Asset Core Plus Bond	Invests primarily in a portfolio of fixed-income and debt securities of various maturities	Domestic Investment Grade Fixed-Income
AST PIMCO Limited Maturity Bond	Invests primarily in fixed-income securities of varying maturities, so that the Portfolio's expected average duration will be from one to there years.	Domestic Investment Grade Fixed-Income
AST High Yield	Invests primarily in fixed-income investments that, at the time of purchase, are rated below investment grade	High-Yield Debt
Taxable Money Market Series of Dryden Core Investment Fund	Invests primarily in short-term money market instruments issued by the U.S. Government, its agencies and instrumentalities, commercial paper, asset-backed securities, funding agreements, variable rate demand notes, bills, notes and other obligations issued by banks, corporations and other companies, and obligations issued by foreign banks, companies or governments	Money Market

International Fixed-Income (Un-Hedged) (PIMCO). Under normal circumstances, PIMCO will invest at least 80% of the net assets attributable to this investment category in fixed income instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. PIMCO will select the foreign country and currency compositions for this investment category based on an evaluation of various factors, including, but not limited to relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The average duration of the assets attributable to this investment category will normally vary within two years (plus or minus) of the duration of the JPMorgan GBI Global ex-U.S. FX NY Index Unhedged in USD. PIMCO will invest primarily in investment grade debt securities but may invest up to 10% of the total assets attributable to this investment category in high yield securities (also referred to as "junk bonds") rated B or higher by Moody's Investors Service Inc. (Moody's), or equivalently rated by Standard Poor's (S&P) or Fitch Ratings Ltd. (Fitch), or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 15% of the total assets attributable to this investment category in securities and instruments that are economically tied to emerging market countries. For purposes of this investment category, an emerging market country shall be any country defined as an emerging or developing economy by the World Bank or its related organizations, or the United Nations or its authorities, or if the country is considered an emerging market country for purposes of constructing emerging markets indices. PIMCO may concentrate the assets attributable to this investment category in a relatively small number of issuers. Also, PIMCO may invest up to 10% of the total assets attributable to this investment category in preferred stocks.

Emerging Markets Fixed-Income (PIMCO).For purposes of this investment category, an emerging market country shall be any country defined as an emerging or developing economy by the World Bank or its related organizations, or the United Nations or its authorities, or if the country is considered an emerging market country for purposes of constructing emerging markets indices. Under normal circumstances, PIMCO will invest at least 80% of the net assets attributable to this investment category in fixed income instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Such instruments may be denominated in non- U.S. currencies and the U.S. dollar. The average duration of the assets attributable to this investment category will normally vary within two years (plus or minus) of the duration of the JPMorgan Emerging Markets Bond Index. PIMCO will emphasize countries with relatively low gross national product per capita and with the potential for rapid economic growth. PIMCO will select the country and currency composition for this investment category based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors PIMCO believes to be relevant. PIMCO likely will concentrate the

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investment of assets attributable to this investment category in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. Also, PIMCO may invest up to 10% of the total assets attributable to this investment category in preferred stocks.

PIMCO may invest all of the assets attributable to this investment category in "junk bonds", subject to a maximum of 15% of such total assets in securities rated below B by Moody's, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may concentrate the assets attributable to this investment category in a relatively small number of issuers.

Investments in Non-Traditional Asset Classes. With the exception of the U.S. Real Estate and International Real Estate investment categories within the Real Estate asset class, it is expected that exposure to the remaining non-traditional investment categories will be obtained primarily through the allocation of Portfolio assets to certain Subadvisers. Consistent with the investment objectives and policies of the Portfolio, Underlying Funds from time to time may be added to, or removed from, the Portfolio's list of available investment options.

Real Estate. As of January 31, 2009, exposure to the U.S. real estate and international real estate investment categories will be obtained through investments in the AST Cohen Steers Real Estate Portfolio and the AST Global Real Estate Portfolio, respectively. The principal investments of these Underlying Trust Funds are described below.

Underlying Trust Fund	Principal Investments	Traditional Investment Category
AST Cohen & Steers Real Estate	Invests primarily in equity securities of real estate companies	Domestic Real Estate
AST Global Real Estate	Invests primarily in equity securities of real estate companies on a global basis	Global Real Estate

The Investment Managers have retained the Subadvisers listed below to directly manage the assets allocated to the indicated nontraditional investment categories and strategies.

Subadvisers	Investment Categories and Strategies
Prudential Bache Asset Management (Bache)	Commodities
Pacific Investment Management Company LLC (PIMCO)	Inflation-Indexed Securities
International Fixed- Income (Un-Hedged)
Emerging Markets Fixed-Income
Jennison Associates LLC (Jennison)	Global Infrastructure
QMA	Long/Short Market Neutral
Overlay
Mellon Capital Management Corporation (Mellon Capital)	Global Tactical Asset Allocation
Volaris Volatility Management Group, a unit of Credit Suisse Securities (USA) LLC (Volaris)	Volatility Income
First Quadrant, L.P.	Global Macro
AlphaSimplex Group LLC	Hedge Fund Replication

Commodities (Bache). Bache will seek to track the performance of the Bache Commodity IndexSM (the BCISM), a dynamic, long-only measure of the price behavior of various commodities traded in major exchanges worldwide. The primary objective of the BCISM is to provide broadbased exposure to global commodity markets. There are additional objectives of the BCI'sSM dynamic asset allocation methodology.

The first of these additional objectives is to provide broad, long-term diversified exposure to individual commodities within each major commodity sector (i.e., energy, metals, and agriculture) consistent with their overall importance to that sector as well as their market liquidity. The second additional objective is to ensure that the BCISM does not become dominated by a single commodity sector or by several commodities within a commodity sector. This is accomplished by employing upper and lower bounds on the market and commodity weights, and by frequent rebalancings of the weights of the individual commodities that comprise the BCISM . The third objective is to moderate the volatility inherent in the major commodity market sectors. This is accomplished by considering the optimized weights derived from the riskreturn profiles of mean-variance efficient portfolios that can be created with the three major commodity sectors. Additional risk reduction factors considered in the BCISM methodology include systematically: (i) reducing near-term exposure to commodity markets that are experiencing price declines and increasing allocations to cash and cash equivalents and (ii) reducing the pricing impact that BCISM -linked investment products will have on the underlying commodity markets. This is accomplished through a precise roll methodology. Lastly, given the dynamic nature of commodity markets, overall construction of the BCISM is monitored by an advisory committee. The advisory committee, which meets annually (and otherwise as necessary), may recommend changes in BCISM components as well as its methodology. The methodology of, and intellectual property rights in, the Bache Commodity IndexSMare proprietary to, and owned by, PFDS Holdings, LLC, a Prudential Financial company.

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Inflation-Indexed Securities (PIMCO). Under normal circumstances, PIMCO will invest at least 80% of the net assets attributable to this investment category in inflation-indexed bonds of varying maturities issued by the U.S. government and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of fixed income instruments. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. "Real return" equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. Effective duration takes into account that for certain bonds expected cash flows will fluctuate as interest rates change and is defined in nominal yield terms, which is market convention for most bond investors and managers. Durations for real return bonds, which are based on real yields, are converted to nominal durations through a conversion factor, typically between 20% and 90% of the respective real duration. All security holdings will be measured in effective (nominal) duration terms. Similarly, the effective duration of the Barclays Capital U.S. TIPS Index will be calculated using the same conversion factors. The effective duration of the assets attributable to this investment category will normally vary within three years (plus or minus) of the duration of the Barclays Capital U.S. TIPS Index.

PIMCO will invest the assets attributable to this investment category primarily in investment grade securities, but may invest up to 10% of the total assets attributable to this investment category in high yield securities ("junk bonds") rated B or higher by Moody's, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. PIMCO also may invest up to 80% of the total assets attributable to this investment category in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. PIMCO may invest up to 10% of the total assets attributable to this investment category in securities and instruments that are economically tied to emerging market countries. PIMCO will normally limit the foreign currency exposure (from non- U.S. dollar-denominated securities or currencies) for this investment category to 20% of its total assets. PIMCO may concentrate the assets attributable to this investment category in a relatively small number of issuers.

PIMCO may all of the assets attributable to this investment category in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. PIMCO may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). Also, PIMCO may invest up to 10% of the total assets attributable to this investment category in preferred stocks.

Global Infrastructure (Jennison). The Jennison Global Infrastructure strategy is a multi-cap, core strategy with an absolute return focus. This strategy focuses on investments in infrastructure companies and infrastructure-related companies located throughout the world. Infrastructure companies are involved in providing the foundation of basic services, facilities and institutions upon which the growth and development of a community depends. Infrastructure-related companies include wireless telecom firms that may or may not own the tower and companies involved in transport (shipping and trucking), construction, equipment manufacturing, and materials and aggregates. Assets held by infrastructure companies and infrastructure-related companies may include toll roads, airports, rail track, shipping ports, telecom infrastructure, hospitals, schools and utilities such as electricity, gas distribution networks and water. While Jennison believes its proprietary, fundamental research is critical for successful stock selection, Jennison also focuses on macroeconomic trends that may affect the companies in which it invests.

Long/Short Market Neutral (QMA).QMA's Long/Short Market Neutral strategy will use an objective, quantitative approach designed to exploit persistent mispricings among stocks and other related securities. The objective of this investment strategy is to provide consistent performance that is uncorrelated with the performance of the stock market. The portfolio holdings for this investment strategy will consist primarily of a broad universe of stocks. In general, this investment strategy will have long positions in companies

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that QMA deems relatively attractive and short positions in companies that QMA deems relatively unattractive, while also managing the overall risk of the assets attributable to this investment strategy.

Global Tactical Asset Allocation (Mellon Capital). This investment strategy will seek total return. To pursue this goal, Mellon Capital will normally utilize long and short positions in futures, options, or forward contracts to achieve timely and cost-effective investment exposure to global equity, bond, and currency markets, and in fixed-income securities. Mellon Capital will focus its investments among the major developed capital markets of the world, such as the U.S., Canada, Japan, Australia, and Western Europe. Mellon Capital will ordinarily invest in at least three countries. Although this strategy will focus on the world's major developed capital markets, Mellon Capital may invest up to 20% of the assets attributable to this investment strategy in emerging markets countries. Mellon Capital also will invest in fixed-income securities, such as bonds, notes and money market instruments, to provide exposure to bond markets and for liquidity and income.

Mellon Capital's portfolio management team will seek to deliver alpha by applying a systematic, quantitative investment approach designed to identify and exploit relative misvaluations across and within global capital markets. Alpha is a measure of the risk-adjusted performance of an investment that factors in the individual risk of the security and not overall market risk. Alpha is often described as "stock specific return." Active investment decisions to take long or short positions in individual country, equity, bond, and currency markets are driven by this quantitative investment process and seek to capitalize on alpha generating opportunities within and among the major developed capital markets of the world. Mellon Capital's portfolio management team will analyze the valuation signals and estimate the expected returns from distinct sources of alpha—country equity markets, country bond markets, stock versus bond markets, and currency allocation—to construct a portfolio of long and short positions allocated across individual country, equity, bond, and currency markets. Because there is generally no limitation as to the amount of assets that are required to be invested in any one asset class, the holdings for this investment strategy generally will not have the same characteristics as the benchmark index that Mellon Capital will generally use to evaluate investment performance.

Volatility Income (Volaris). This is an alternative investment strategy that seeks to generate volatility alpha from the persistent premium of index implied volatility relative to subsequent realized volatility. The strategy involves managing a diversified portfolio of option combinations consisting of long and short calls and puts. The combinations result in cash inflow with short options generating income and long options controlling risk. Positions are actively managed to mitigate sensitivity to market movements within acceptable risk tolerances. Volaris maintains strict risk controls to aid in the active management of the open positions in order to opportunistically reduce risk and/or increase returns in the strategy.

Global Macro (First Quadrant). This is an absolute return strategy that seeks to add value through a risk controlled, disciplined, active quantitative investment process. The strategy invests in five independent alpha categories (comprised of 24 uncorrelated strategies) that are long/short and span a wide variety of asset classes. Global Macro tactically allocates risk between the different categories of the strategy to take advantage of inefficiencies when there is the greatest opportunity for gains.

The five alpha-categories are:

  Global Asset Class Selection

  Stock Country Selection

  Bond Country Selection

  Currency Selection

  Volatility Management

Hedge Fund Replication (AlphaSimplex). AlphaSimplex seeks to achieve long and short exposure to global equity, bond, currency and commodity markets through a wide range of derivative instruments and direct investments. Under normal market conditions, AlphaSimplex typically will make extensive use of derivative instruments, in particular futures and forward contracts on global equity and fixed-income securities, securities indices (including both broad- and narrow-based securities indices), currencies, commodities and other instruments. These investments are intended to provide risk and return characteristics similar to those of a diversified portfolio of hedge funds.

AlphaSimplex seeks to generate absolute returns over time rather than track the performance of any particular index of hedge fund returns. In selecting investments, AlphaSimplex uses quantitative models to estimate the market exposures that drive the aggregate returns of a diverse set of hedge funds. These market exposures may include, for example, exposures to the returns of stocks, fixed-income securities (including U.S. and non-U.S. government securities), currencies and commodities. In estimating these market exposures, AlphaSimplex analyzes the returns of hedge funds included in one or more commercially available databases (for example, the Lipper TASS hedge fund database), and seeks to use a variety of derivative instruments to capture such exposures in the aggregate while adding value through dynamic allocation among market exposures and volatility management. AlphaSimplex will have great flexibility to allocate the strategy's derivatives exposure among various securities, indices, currencies, commodities and other instruments, and the amount of the assets that may be allocated to derivative strategies and among these various instruments is

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expected to vary over time. Whereas AlphaSimplex will not invest directly in hedge funds, it may invest in non-U.S. securities and instruments and securities and instruments traded outside the United States and expects to engage in non-U.S. currency transactions.

AlphaSimplex may engage in active and frequent trading of securities and other instruments. Frequent trading may produce high transaction costs, which may lower the strategy's return. As a temporary defensive measure, AlphaSimplex may hold any portion of its assets in cash and/or invest in money market instruments or high quality debt securities and take other defensive positions as it deems appropriate. AlphaSimplex may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal.

Overlay (QMA). Up to approximately 10% of the Portfolio's net assets will be allocated to the Overlay investment category subadvised by QMA. Up to approximately 5% of the assets attributable to this investment category will be used to take long and short positions in ETFs, exchange-traded notes, various futures contracts and other publicly-traded securities. QMA will analyze the publicly available holdings of the Portfolio and use a top-down approach to establish long and short tactical allocations among various components of the capital markets, including equities, fixed-income, and non-traditional assets. As such, this portion of the Overlay investment category is intended to function as an overlay for the entire Portfolio. The remaining assets attributable to this investment category may be allocated to: (i) index futures, other futures contracts, ETFs, and options thereon to provide liquid exposure to their respective equity and fixed-income benchmark indices and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions and any variation margin calls with respect to the futures contracts.

It is currently expected that exposure to some or all of the remaining non-traditional investment categories and strategies will be obtained through investments in Underlying Non-Prudential Portfolios. A general description of funds that pursue these types of investment strategies is provided below. The Investment Managers from time to time may: (i) seek exposure to additional non-traditional investment categories or strategies or (ii) retain additional Subadvisers to directly manage Portfolio assets to gain exposure to the then-available non-traditional investment categories or strategies. The Trust may, with Board approval, enter into or amend agreements with unaffiliated Subadvisers without shareholder approval pursuant to an exemptive order received by the Investment Managers and the Trust.

Long/Short Equity. Long/Short Equity funds invest on both long and short sides of equity markets, generally focusing on diversifying or hedging across particular sectors, regions, or market capitalizations. Fund managers generally have the flexibility to shift from value to growth investment styles; small to medium to large capitalization stocks; and net long to net short positions. Fund managers can also trade equity futures and options as well as equity related securities and debt or build portfolios that are more concentrated in sectors and/or industries than traditional long-only equity funds. Long/Short Equity funds generally tend to be more exposed to market risk (i.e., have a higher beta) than Long/Short Market Neutral funds.

Event Driven. Event Driven funds invest in various asset classes and seek to profit from the potential mispricing of securities related to a specific corporate or market event. Such events may include: mergers, bankruptcies, financial or operational stress, restructurings, asset sales, recapitalizations, spin-offs, litigation, regulatory and legislative changes as well as other types of corporate events. Event Driven funds can invest in equities, fixed-income instruments (e.g., investment grade debt, high-yield debt, bank debt, and convertible debt) options and various other derivatives. Many fund managers use a combination of strategies and adjust exposures based on the opportunity sets in each sub-sector.

Distressed Debt. Event Driven funds that focus on distressed situations invest across the capital structure of companies subject to financial or operational distress or bankruptcy proceedings. Such distressed securities tend to trade at substantial discounts to intrinsic value due to difficulties in assessing their proper value, lack of research coverage, or an inability of traditional investors to continue holding them. This strategy is generally long-biased in nature, but fund managers may take outright long, hedged, or outright short positions. The managers of distressed debt funds typically attempt to profit on the issuer's ability to improve its operation or the success of the bankruptcy process that ultimately leads to an exit strategy.

Currencies. Currency funds make investments that provide long and/or short exposure to selected currencies, including the U.S. dollar. These funds may actually hold currencies or gain long or short exposure to currencies through the use of options contracts and Other Investments.

Private Equity. Private equity funds make investments in private companies (or private investments in public companies) in connection with the organization or restructuring of companies, including so-called leveraged buy-outs and management buy-outs.

Investments in Underlying Portfolios.Under normal conditions, the Portfolio will invest approximately 65% of its assets in Underlying Trust Funds. An additional portion of the Portfolio's may be invested in Underlying Trust Funds and Underlying Non-Prudential Funds to the extent the Investment Managers and QMA would like to gain exposure to certain asset classes or investment

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strategies but the Investment Managers have not retained a Subadviser to directly manage Portfolio assets for those asset classes or investment strategies.

Strategic Allocations and Asset Allocation Ranges. Under normal circumstances, the Portfolio's assets agre generally allocated in accordance with the strategic allocations and approximate asset allocation ranges set forth in the table below. Such strategic allocations and asset allocation ranges are approximate and subject to change from time to time.

Investment Category	Minimum Exposure	Strategic Allocation	Maximum Exposure
Domestic Equity	10%	20%	30%
International Equity	10%	20%	30%
Fixed-Income	20%	25%	35%
Real Estate	0%	10%	20%
Commodities	5%	10%	15%
Alternative Investments	5%	15%	25%

AST Dynamic Asset Allocation Portfolios:

AST Balanced Asset Allocation Portfolio
AST Capital Growth Asset Allocation Portfolio
AST Preservation Asset Allocation Portfolio

Investment Objective: The investment objective of each Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance.

The investment objective and the definition of risk tolerance level are not fundamental policies for any of the Dynamic Asset Allocation Portfolios and, therefore, can be changed by the Board of Trustees of the Fund at any time. The current relative risk tolerance level for each of the Dynamic Asset Allocation Portfolios may be summarized as set forth below:

Principal Investment Policies and Risks. Each of the Dynamic Asset Allocation Portfolios is a "fund of funds." That means that each Dynamic Asset Allocation Portfolio invests primarily in one or more mutual funds in accordance with its own asset allocation strategy. Other mutual funds in which in which one of the Dynamic Asset Allocation Portfolios may invest are collectively referred to as the "Underlying Portfolios." Consistent with the investment objectives and policies of the Dynamic Asset Allocation Portfolios, other mutual funds may from time to timebe added to, or removed from, the list of Underlying Portfolios that may be used in connection with the Dynamic Asset Allocation Portfolios. Currently, the only Underlying Portfolios in which the Dynamic Asset Allocation Portfolios invest are other Portfolios of the Trust and certain money market funds advised by an Investment Manager or one of its affiliates.

Investment Process. The asset allocation strategy for each Dynamic Asset Allocation Portfolio is determined by PI and QMA. As a general matter, QMA begins by constructing a neutral allocation for each Dynamic Asset Allocation Portfolio. Each neutral allocation initially divides the assets for the corresponding Dynamic Asset Allocation Portfolio across three broad-based securities benchmark indexes. These three benchmark indexes are the Russell 3000 Index, the MSCI EAFE Index, and the Barclays Capital U.S. Aggregate Bond Index. The Russell 3000 Index measures the performance of the approximately 3000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The MSCI EAFE Index consists of almost 1,000 stocks in 21 countries outside North and South America, and represents approximately 85% of the total market capitalization in those countries. The Barclays Capital U.S. Aggregate Bond Index covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of securities that have at least 1-year until final maturity and that are registered with the Securities and Exchange Commission. This index generally includes U.S. government securities, mortgage-backed securities, asset-backed securities, and

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corporate securities but generally excludes municipal bonds, bonds with equity-type features (e.g., warrants, convertibility, etc.), private placements, floating-rate issues, and inflation-linked bonds. Generally, the neutral allocation for the more aggressive Dynamic Asset Allocation Portfolios will emphasize investments in the equity asset class while the neutral allocation for the more conservative Dynamic Asset Allocation Portfolios will emphasize investments in the debt/money market asset class. The selection of specific combinations of Underlying Portfolios for each Portfolio generally will be determined by PI. PI will employ various quantitative and qualitative research methods to establish weighted combinations of Underlying Portfolios that are consistent with the neutral allocation for each Portfolio. QMA will then perform its own forward-looking assessment of macroeconomic, market, financial, security valuation, and other factors. As a result of this assessment, QMA will further adjust the neutral allocation and the preliminary Underlying Portfolio weights for each Portfolio based upon its views on certain factors, including, but not limited to, the following:

  asset class (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on equity or debt securities)

  geographic focus (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on domestic or international issuers)

  investment style (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on securities with value, growth, or core characteristics)

  market capitalization (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on small-cap, mid-cap, or large-cap issuers); and

  "off-benchmark" factors (e.g., add exposure to asset sub-classes or investment categories generally not captured in the neutral allocation such as real estate, natural resources, global bonds, limited maturity bonds, high-yield bonds (also referred to as "junk bonds"), or cash.

Generally, PI and QMA currently expect that the assets of the Dynamic Asset Allocation Portfolios will be invested as set forth in the table below.

Portfolio	Approximate Net Assets Allocated to Underlying Portfolios Investing Primarily in Equity Securities	Approximate Net Assets Allocated to Underlying Portfolios Investing Primarily in Debt Securities and Money Market Instruments

AST Aggressive Asset Allocation Portfolio	100% (Generally range from 92.5%-100%)	0% (Generally range from 0-7.5%)
AST Capital Growth Asset Allocation Portfolio	75% (Generally range from 67.5%-80%)	25% (Generally range from 20.0%-32.5%)
AST Balanced Asset Allocation Portfolio	60% (Generally range from 52.5%-67.5%)	40% (Generally range from 32.5%-47.5%)
AST Preservation Asset Allocation Portfolio	35% (Generally range from 27.5%-42.5%)	65% (Generally range from 57.5%-72.5%)

PI and QMA currently expect that any changes to the asset allocation and Underlying Portfolio weights will be effected within the above-referenced ranges. Consistent with each Dynamic Asset Allocation Portfolio's principal investment policies, PI and QMA may, however, change the asset allocation and Underlying Portfolio weights both within and beyond such above-referenced ranges at any time in their sole discretion. In addition, PI and QMA may, at any time in their sole discretion, rebalance a Dynamic Asset Allocation Portfolio's investments to cause its composition to match the asset allocation and Underlying Portfolio weights. Although PI and AST Investment serve as the Manager of the Underlying Portfolios, the day-to-day investment management of the Underlying Portfolios is the responsibility of the relevant Subadvisers.

Other Investments. The Dynamic Asset Allocation Portfolios are not limited to investing exclusively in shares of the Underlying Portfolios. Each of these portfolios is now permitted under current law to invest in "securities" as defined under the Investment Company Act of 1940 (the "1940 Act"). Under the 1940 Act and SEC exemptive relief, these Portfolios (among others) may invest in "securities" (e.g. common stocks, bonds, etc.) and futures contracts, options on futures contracts, swap agreements, and other financial and erivative instruments that are not "securities" within the meaning of the 1940 Act (collectively, Other Investments). Up to approximately 5% of each Portfolio's net assets will be allocated to: (i) index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed-income benchmark indices and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions and any variation margin calls with respect to the futures contracts. This Portfolio may also invest in ETFs for additional exposure to relevant markets.

Temporary Investments.Up to 100% of a Dynamic Asset Allocation Portfolio's assets may be invested temporarily in cash or cash equivalents and the Dynamic Asset Allocation Portfolio may otherwise deviate from its customary investment strategies in response to extraordinary adverse political, economic, financial, or stock market events. Temporary investments may include U.S. or foreign government obligations, commercial paper, bank obligations, and repurchase agreements. While a Dynamic Asset Allocation Portfolio is in a defensive position, the opportunity to achieve its investment objective will be limited. Shares of the Underlying

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Portfolios may be sold for a variety of reasons, such as to effect a change in strategic and Underlying Portfolio allocations, to secure gains, to limit losses, or to re-deploy assets to more promising opportunities.

Principal Risks. The Underlying Portfolio shares in which the Dynamic Asset Allocation Portfolios invest have risks, and the value of those shares will fluctuate. As a result, the performance of a Dynamic Asset Allocation Portfolio depends on how its assets are allocated and reallocated among the Underlying Portfolios and the performance of those Underlying Portfolios. A principal risk of investing in each Dynamic Asset Allocation Portfolio is that the Investment Managers will make less than optimal decisions regarding allocation of assets in the Underlying Portfolios. Because each of the Dynamic Asset Allocation Portfolios generally invests all of its assets in Underlying Portfolios, the risks associated with each Dynamic Asset Allocation Portfolio are closely related to the risks associated with the securities and other investments held by the applicable Underlying Portfolios. The ability of each Dynamic Asset Allocation Portfolio to achieve its investment objective will depend on the ability of the Underlying Portfolios to achieve their investment objectives.

Some of these risks related to the Underlying Portfolios include, but are not limited to, the risks set forth below. Equity securities may decline because the stock market as a whole declines, or because of reasons specific to a company, such as disappointing earnings or changes in its competitive environment. In addition, a Dynamic Asset Allocation Portfolio's level of risk will increase if a significant portion of such Portfolio's assets are allocated to investment in securities of small and medium capitalization companies. The AST Aggressive Asset Allocation Portfolio, the AST Capital Growth Asset Allocation Portfolio, and AST Balanced Asset Allocation Portfolio will be particularly subject to the above-referenced risks because each of them will have significant exposure to Underlying Portfolios that invest primarily in equity securities. Any fixed-income allocation of a Dynamic Asset Allocation Portfolio may be subject to changes in market interest rates and changes in the credit quality of specific issuers. In addition, significant exposure to fixed income securities with intermediate to long maturities could subject a Dynamic Asset Allocation Portfolio to the risk of substantial declines in such Portfolio's share price when there are significant changes in market interest rates. A Dynamic Asset Allocation Portfolio's level of risk will increase if a significant portion of such Portfolio's assets are allocated to investment in lower-rated high yield bonds (also commonly known as "junk bonds") or in foreign securities. The AST Balanced Asset Allocation Portfolio and the AST Preservation Asset Allocation Portfolio will be particularly subject to the above-referenced risks because each of them will have significant exposure to Underlying Portfolios that invest primarily in fixed-income securities.

For additional information about the risks involved with investing in mutual funds, see this Prospectus under "Risk/Return Summary—Principal Risks."

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MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS

Additional Investments & Strategies

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio's return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock, the cash value of common stock or some other security of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, convertible securities offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also "Swaps" defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also "Credit Default Swaps" defined above.

Derivatives — A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the "roll period," the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also "Swaps" defined below.

Event-Linked Bonds— Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also

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be subject to liquidity risk.

Foreign Currency Forward Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Illiquid Securities — An illiquid security is one that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Portfolio's net asset value. Each Portfolio (other than the Money Market Portfolio) generally may invest up to 15% of its net assets in illiquid securities. The Money Market Portfolio may invest up to 10% of its net assets in illiquid securities. Each Portfolio may purchase certain restricted securities that can be resold to institutional investors and which may be determined to be liquid pursuant to the procedures of the Portfolios. Those securities are not subject to the 15% and 10% limits. The 15% and 10% limits are applied as of the date the Portfolio purchases an illiquid security. It is possible that a Portfolio's holding of illiquid securities could exceed the 15% limit (10% for the Money Market Portfolio), for example as a result of market developments or redemptions.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. See also "Swaps" defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities— Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. The Portfolios may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies and mortgage-backed securities issued by government sponsored enterprises such as the Federal National Mortgage Association (Fannie Maes), the Government National Mortgage Association (Ginnie Maes) and debt securities issued by the Federal Home Loan Mortgage Company (Freddie Macs) that

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are not backed by the full faith and credit of the United States. The Portfolios may also invest in private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified "multiplier." Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Private Investments in Public Equity (PIPEs) — A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against the box involves selling a security that the Portfolio owns, or has the right to obtain without additional costs, for delivery at a specified date in the future. A Portfolio may make a short sale against the box to hedge against anticipated declines in the market price of a portfolio security. If the value of the security sold short increases instead, the Portfolio loses the opportunity to participate in the gain.

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Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also "Options" defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps — In a total return swap, payment (or receipt) of an index's total return is exchanged for the receipt (or payment) of a floating interest rate. See also "Swaps" defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

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HOW THE FUND IS MANAGED

Board of Trustees

The Board of Trustees of the Fund (the Board) oversees the actions of the Investment Managers and the Subadvisers and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

Investment Managers

AST Investment Services, Inc. (AST) One Corporate Drive, Shelton, Connecticut, and Prudential Investments LLC (PI) Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, serve as co-investment managers of the Fund.

The Fund's Investment Management Agreements, on behalf of each Portfolio, with AST and PI (the Management Agreements), provide that AST and PI (the Investment Managers) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The Investment Managers have engaged the Subadvisers to conduct, in whole or in part, the investment programs of the Portfolios, which generally includes the purchase, retention and sale of portfolio securities. The Investment Managers are responsible for monitoring the activities of the Subadvisers and reporting on such activities to the Board. The Fund has obtained an exemption from the Securities and Exchange Commission (the Commission) that permits the Investment Managers, subject to approval by the Board, to change Subadvisers for a Portfolio and to enter into new subadvisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a manner similar to the Fund) is intended to facilitate the efficient supervision and management of the Subadvisers by the Investment Managers and the Trustees. PI conducts the investment program for the Dynamic Asset Allocation Portfolios as described above. PI in conjunction with asset allocation Subadvisers, conducts the investment program for the Tactical Asset Allocation Programs as described above. As set forth above, PI also conducts the investment program for a portion of the assets of the Advanced Strategies Portfolio.

Under normal conditions, the Investment Managers will determine the division of the assets of the Portfolios among the applicable Subadvisers and PI. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided among the Subadvisers and PI as the Investment Managers deem appropriate. The Investment Managers may change the target allocation of assets among Subadvisers, transfer assets between Subadvisers, or change the allocation of cash inflows or cash outflows among Subadvisers for any reason and at any time without notice. As a consequence, the Investment Managers may allocate assets or cash flows from a portfolio segment that has appreciated more to another portfolio segment.

Reallocations of assets among the Subadvisers and PI may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because the Subadvisers and PI select portfolio securities independently, it is possible that a security held by a portfolio segment may also be held by another portfolio segment of the Portfolio or that certain Subadvisers or PI may simultaneously favor the same industry. The Investment Managers will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if a Subadviser or PI buys a security as another Subadviser or PI sells it, the net position of the Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Portfolio will have incurred additional costs. The Investment Managers will consider these costs in determining the allocation of assets or cash flows. The Investment Managers will consider the timing of asset and cash flow reallocations based upon the best interests of each Portfolio and its shareholders.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreements is available in the Fund's semi-annual report (for agreements approved during the six month period ended June 30) and in the Fund's annual report (for agreements approved during the six month period ended December 31).

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Investment Management Fees

The following chart lists the total effective annualized investment management fees paid by each Portfolio of the Fund to AST during 2008:

Investment Management Fees Paid by the Portfolios
Portfolio	Total investment management fees as % of average net assets[2]
AST Academic Strategies Asset Allocation[1]	.34
AST Balanced Asset Allocation	.15
AST Capital Growth Asset Allocation	.15
AST Preservation Asset Allocation	.15
AST Money Market	.47

Notes to Investment Management Fees Table: 1Includes fee relating to its repositioning from Balanced Asset Allocation Portfolio to Academic Strategies Asset Allocation Portfolio on July 21, 2008. The Co-Managers have voluntarily agreed to reimburse expenses and/or waive fees so that the Academic Strategies Porfolio's "Underlying Fund Fees and Expenses" do not exceed 0.685% of the Portfolio's average daily net assets. This arrangement will be monitored and applied daily based upon the Academic Strategies Portfolio's then current holdings of the Underlying Funds and the expense ratios of the relevant Underlying Funds as of their most recent fiscal year end. Because the expense ratios of the relevant Underlying Funds will change over time and may be higher than the expense ratios as of their most recent fiscal year end, it is possible that the Academic Strategies Portfolio's actual "Underlying Fund Fees and Expenses" may be higher than 0.685% of the Portfolio's average daily net assets. The arrangements relating to the Portfolio's "Underlying Fund Fees and Expenses" are voluntary and are subject to termination or modification at any time without prior notice.

2Please refer to the Statement of Additional Information for contractual fee information for each of the portfolios.

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Investment Subadvisers

The Portfolios of the Fund each have one more or more investment Subadvisers providing the day-to-day investment management of the Portfolio. PI provides for the day-to-day investment management of the AST Dynamic Asset Allocation Portfolios. AST pays each investment Subadviser a subadvisory fee out of the fee that AST receives from the Fund. The investment Subadvisers for each Portfolio of the Fund are listed in the table below:

Portfolio	Investment Subadviser
AST Academic Strategies Asset Allocation	Quantitative Management Associates, LLC
Prudential Investment Management, Inc.
Jennison Associates LLC
Pacific Investment Management Company LLC
Prudential Bache Asset Management
Volaris Volatility Management Group, a unit of Credit Suisse Securities (USA) LLC
Mellon Capital Management Corporation
First Quadrant, L.P.
AlphaSimplex Group, LLC
AST Balanced Asset Allocation Portfolio AST Capital Growth Asset Allocation Portfolio AST Preservation Asset Allocation Portfolio	Quantitative Management Associates LLC
Prudential Investment Management LLC
Jennison Associates LLC

Descriptions of each Subadviser are set out below:

AlphaSimplex Group, LLC (AlphaSimplex), which maintains its headquarters at One Cambridge Center, Cambridge, Massachusetts 02142, is a subsidiary of Natixis Global Asset Management. As of December 31, 2008, AlphaSimplex had approximately $700 million in assets under management (including notional assets covered by overlay strategies).

First Quadrant, L.P. (First Quadrant), which maintains its headquarters at 800 E. Colorado Blvd., Suite 900, Pasadena, California 91101, is an affiliate of Affiliated Managers Group. As of January 31, 2009, First Quadrant had approximately $18.805 billion in assets under management, which includes all actively managed discretionary portfolios of First Quadrant, L.P., as well as assets not managed by First Quadrant, but which are subject to actively managed FQ overlay strategies and all portfolios managed by joint venture partners using FQ investment signals.

Jennison Associates LLC (Jennison) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2008 Jennison managed in excess of $62 billion in assets for institutional, mutual fund and certain other clients. Jennison's address is 466 Lexington Avenue, New York, New York 10017.

Shareholders of AST Aggressive Asset Allocation Portfolio, AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, AST Preservation Asset Allocation Portfolio and AST Advanced Strategies Portfolio voted to approve a proposal permitting Jennison to act as a Subadviser for each of the Portfolios pursuant to a subadvisory agreement with the Investment Managers. The Investment Managers have no current plans or intention to utilize Jennison to provide any investment advisory services to any of the Portfolios. Depending on future circumstances and other factors, however, the Investment Managers, in their discretion, and subject to further approval by the Board, may in the future elect to utilize Jennison to provide investment advisory services to any or all of the Portfolios.

Mellon Capital Management Corporation (Mellon Capital). Mellon Capital located at 50 Fremont Street, Suite 3700, San Francisco, California 94105, serves as a Subadviser to Academic Strategies Portfolio. Mellon Capital, a wholly-owned, indirect subsidiary of The Bank of New York Mellon Corporation, was established and registered with the SEC as an investment advisor in August of 1983. Mellon Capital offers global, quantitatively based investment strategies to corporate, government, and Trade Union retirement plans, endowments, foundations, and mutual fund distributors. Mellon Capital specializes in providing domestic and global asset allocation strategies, standard and enhanced indexing, active and passive fixed income strategies, alternative investments, currency strategies, and overlay strategies. As of December 31, 2008, Mellon Capital managed approximately $139.6 billion (including $12.9 billion in overlay assets) in assets under management.

Pacific Investment Management Company LLC (PIMCO)a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P., ("AGI LP"). Allianz SE ("Allianz SE") is the indirect majority owner of AGI LP. Allianz SE is a

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European-based, multinational insurance and financial services holding company. As of December 31, 2008, PIMCO managed $747 billion in assets. PIMCO's address is 840 Newport Center Drive, Newport Beach, California 92660.

Prudential Bache Asset Management (Bache). Bache is a an indirect, wholly-owned subsidiary of Prudential Financial, Inc. (PFI) and an operating company of PFI's Global Commodities Group. It is registered with the US Securities Exchange Commission as an investment adviser and with the US Commodity Futures Trading Commission as a commodity trading advisor and a commodity pool operator. Bache is also a member of the National Futures Association. Bache's principal place of business is One New York Plaza, 13th Floor, New York, NY 10292. As of December 31, 2008, Bache had a approximately $110.05 million in assets under management.

Prudential Investment Management, Inc. (PIM) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2008 PIM had approximately $395 billion in assets under management. PIM's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

Shareholders of AST Aggressive Asset Allocation Portfolio, AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, AST Preservation Asset Allocation Portfolio and AST Advanced Strategies Portfolio voted to approve a proposal permitting PIM to act as a Subadviser for each of the Portfolios pursuant to a subadvisory agreement with the Investment Managers. The Investment Managers have no current plans or intention to utilize PIM to provide any investment advisory services to any of the Portfolios. Depending on future circumstances and other factors, however, the Investment Managers, in their discretion, and subject to further approval by the Board, may in the future elect to utilize PIM to provide investment advisory services to any or all of the Portfolios.

Quantitative Management Associates LLC (QMA) is a wholly owned subsidiary of Prudential Investment Management, Inc. (PIM). As of December 31, 2008, QMA managed approximately $53.5 billion in assets, including approximately $15.4 billion that QMA, as a balanced manager, allocated to investment vehicles advised by affiliated and unaffiliated managers. QMA's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

Volaris Volatility Management Group (Volaris). Volaris is a unit of Credit Suisse Securities (USA) LLC, which is dually registered as an investment adviser and a broker-dealer, with an address at Eleven Madison Avenue, New York, NY 10010. The reporting lines of Volaris are through Credit Suisse Asset Management which, as of December 31, 2008, managed approximately $389.5 billion in assets.

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Portfolio Managers

Information about the portfolio managers responsible for the day-to-day management of the Fund's Portfolios is set forth below.

In addition to the information set forth below, the Fund's SAI provides additional information about each Portfolio Manager's compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager's ownership of shares of the Fund's Portfolios.

AST Academic Strategies Asset Allocation Portfolio

(PI)

Brian Ahrens is a portfolio manager for the Portfolio and Senior Vice President and head of the Strategic Investment Research Group of Prudential Investments. He focuses on portfolio risk oversight, manager fulfillment, the allocation of assets among managers, and the dynamic management of cash flows. Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment consulting, portfolio construction, and risk oversight activities. As of January 31, 2009, this team consults on over $250 billion in total assets and assists in the management of almost $13.1 billion in asset allocation portfolios. Mr. Ahrens has been with Prudential for over 15 years. Mr. Ahrens earned his M.B.A. in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, CIMA certified, and presently a candidate for the CFA.

(QMA: Asset Allocation and Overlay Segment)

Ted Lockwood is a Managing Director for Quantitative Management Associates (QMA), as well as the head of the asset allocation area. Ted is responsible for managing quantitative equity portfolios, investment research, and new product development. Ted has also worked as a member of the technical staff at ATT Bell Laboratories. Ted graduated summa cum laude with a BE in Engineering from Stony Brook University and earned an MS in Engineering and an MBA in Finance from Columbia University.

Marcus M. Perl is a Vice President and Portfolio Manager for Quantitative Management Associates (QMA) and a member of the asset allocation team and the investment committee. In addition to portfolio management, Marcus is responsible for research, strategic asset allocation and portfolio construction. Marcus was a Vice President and Portfolio Manager at Prudential Investments; earlier, he was a Vice President at FX Concepts Inc. Marcus holds an MA in Economics from the University of Southern California and an MA in Economics from California State University Long Beach.

Edward L. Campbell, CFA, is a Vice President and Portfolio Manager for Quantitative Management Associates (QMA) and a member of the asset allocation team and investment committee. In addition to portfolio management, Ed is a specialist in global macroeconomic and investment strategy research. He has also served as a Portfolio Manager with Prudential Investments (PI) and spent several years as a Senior Analyst with PI's Strategic Investment Research Group (SIRG). Prior to joining PI, Ed was a Partner and Vice President at Trilogy Advisors LLC. He earned a BS in Economics and International Business from The City University of New York and holds the Chartered Financial Analyst (CFA) designation.

Edward F. Keon is a Managing Director and Portfolio Manager for Quantitative Management Associates (QMA), as well as a member of the asset allocation team and the investment committee. In addition to portfolio management, Ed contributes to investment strategy, research and portfolio construction. Ed has also served as Chief Investment Strategist and Director of Quantitative Research at Prudential Equity Group, LLC, where he was a member of the firm's investment policy committee and research recommendation committee. Ed's prior experience was as Senior Vice President at I/B/E/S International Inc. Ed is a member of the Board of Directors of the Chicago Quantitative Alliance and sits on the Membership Committee of the Institute of Quantitative Research in Finance (Q-Group). He holds a BS in industrial management from the University of Massachusetts/Lowell and an MS in Finance and Marketing from the Sloan School of Management at the Massachusetts Institute of Technology.

(QMA: Long/Short Market Neutral Segment)

Margaret S. Stumpp, PhD, is the Chief Investment Officer at QMA. Maggie is portfolio manager for equity portfolios for institutional investors and mutual fund clients. Maggie is extensively involved in quantitative research in asset allocation, security selection and portfolio construction for QMA. Maggie joined QMA's predecessor in 1987. She has published articles on finance and economics in numerous publications, including The Financial Analysts Journal, The Journal of Portfolio Management, The Journal of Investment Management and Award Papers in Public Utility Economics. Maggie earned a BA cum laude with distinction in Economics from Boston University, and holds an AM and PhD in Economics from Brown University.

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Devang Gambhirwala is a Principal and Portfolio Manager for Quantitative Management Associates (QMA). Devang is primarily responsible for overseeing the quantitative core long-short and large-cap equity mandates, and is also responsible for the management of structured products. Earlier at Prudential Investment Management, Devang worked as a Quantitative Research Analyst and an Assistant Portfolio Manager. He earned a BS in Computer and Information Sciences from the New Jersey Institute of Technology and an MBA from Rutgers University.

(Jennison: Global Infrastructure Segment)

Shaun Hong, CFA, is a Managing Director of Jennison. From 1999 until joining Jennison in September 2000, he was with Prudential as an analyst responsible for power, natural gas and telecommunication industries within Prudential's Public Equity unit. He began his career in 1992 as a research analyst covering telecommunications and technology companies at Parker/Hunter Inc., a regional brokerage firm based in Pittsburgh. In 1994, Mr. Hong joined Equinox Capital Management where he worked for five years researching utility, consumer products, commodities and technology sectors. He received his B.S. in Industrial Management from Carnegie Mellon University and is a member of The New York Society of Security Analysts.

Ubong "Bobby" Edemeka is a Managing Director of Jennison, which he joined in March 2002. He began his career as an equity analyst at Prudential Investments in the Equity Mutual Funds Group in 1997. His responsibilities included coverage of the domestic utilities sector and presenting investment recommendations for the Prudential Utility Fund, now known as the Jennison Utility Fund. In 2000, Mr. Edemeka was with SSB Citi Asset Management Group in the Global Utilities Team before joining Goldman, Sachs & Co. as a sell-side analyst covering domestic electric utilities and independent power producers. Mr. Edemeka graduated with a B.A. in Government from Harvard College.

The above-referenced Jennison portfolio managers will be supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

(Bache: Commodities Segment)

Stephen Ilnitzki: Mr. Ilnitzki currently is Head of Commodity Asset Management for the Prudential Bache Global Commodities Group. He is responsible for building a global asset management business based on Prudential's strong franchise in the global commodities marketplace. Prior to rejoining Prudential in 2006, he spent six years as a senior executive at OppenheimerFunds (OFI) responsible for creating new investment products and distribution opportunities for OFI's high net worth group. Prior to joining OppenheimerFunds Steve held senior executive positions at Ameritrade, Prudential, Van Eck Global, Bankers Trust and Deloitte Touche. Steve earned a Bachelor of Science degree in Physics from the University of Notre Dame and his MBA in Finance from Rensselaer Polytechnic Institute.

(PIMCO: International Fixed-Income (Un-Hedged) Segment)

Scott A. Mather Mr. Mather is a Managing Director, member of PIMCO's Investment Committee and head of global portfolio management. Prior to this he led portfolio management in Europe, managed Euro and pan-European portfolios and worked closely with many Allianz related companies where he also served as a Managing Director of Allianz Global Investors KAG. Prior to that, he co-headed PIMCO's mortgage and ABS team. Mr. Mather joined the firm in 1998, previously having been associated with Goldman Sachs in New York, where he was a fixed income trader specializing in a broad range of mortgage backed securities. He has fourteen years of investment experience and holds both a bachelor's and master's degree in engineering from the University of Pennsylvania, as well as a bachelor's degree in finance from The Wharton School of the University of Pennsylvania.

(PIMCO: Emerging Markets Fixed-Income Segment)

Michael Gomez Mr. Gomez is an executive vice president in the Newport Beach office, a portfolio manager and co-head of the emerging markets portfolio management team. Prior to joining PIMCO in 2003, he was responsible for market making and proprietary trading of emerging market bonds at Goldman Sachs. Prior to that, he spent a year in Colombia serving as a financial consultant to the Ministry of Finance and Public Credit. He has 15 years of investment experience and holds an MBA from the Wharton School of the University of Pennsylvania, where he also received his undergraduate degree.

(PIMCO: Inflation-Indexed Securities Segment)

Mihir Worah Mr. Worah is an Executive Vice President, portfolio manager, and head of the Real Return portfolio management team. He joined PIMCO in 2001 as a member of the analytics team and worked on real and nominal term structure modeling and options

48

pricing. Previously he was a post doctoral research associate at the University of California, Berkeley, and the Stanford Linear Accelerator Center, where he built models to explain the difference between matter and anti-matter. He has a Ph.D. in theoretical physics from the University of Chicago and is the author of numerous scientific papers.

(Mellon Capital: Global Tactical Asset Allocation Segment)

Mellon Capital employs a team approach. The members of the portfolio management team are jointly and primarily responsible for making investment decisions. The management team consists of Helen Potter and James Stavena. The management team plays equal roles with respect to the management of the Fund and each has the authority to approve transactions for the Fund. There are no limits on the management team's roles.

Helen Potter serves as the primary portfolio manager for this portfolio segment. Ms. Potter is a Managing Director of Mellon Capital, where she has been employed since 1996, and manages global and domestic asset allocation products for Mellon Capital. She has managed investment portfolios since 1996.

James Stavena is a Managing Director at Mellon Capital. He oversees a team of portfolio managers responsible for global asset allocation, currency overlay and enhanced asset allocation strategies and has been with Mellon Capital since 1998. Prior to joining Mellon Capital, he was a derivatives portfolio manager with CS First Boston and HSBC Midland Bank.

(Volaris, a unit of Credit Suisse: Volatility Income Segment)

Laura B. Friedman, Managing Director, is a Managing Director of Credit Suisse and Head of Portfolio Management, Trading and Research for Volaris Volatility Management. She is responsible for managing Volaris' volatility management and yield enhancement strategies. Laura has spent her career as a derivatives strategist and portfolio manager, developing alternative investment products and solutions for both investment institutions and private clients. Laura joined Credit Suisse in June 2003 with the acquisition of Volaris Advisors by Credit Suisse.

Prior to joining Volaris, Laura was a Managing Director at JP Morgan Alternative Asset Management where she was responsible for the development of proprietary hedge funds, development and management of principal-protected derivatives-based products, and head of risk management for their fund of funds products. Laura previously was the equity derivatives strategist for Dawson-Samberg Capital Management (predecessor of Pequot Partners), and before that was responsible for strategy development and management of derivatives-based products for Alliance Capital Management and Equitable Capital Management. Laura was also involved in the launch of some of the first exchange traded funds (ETFs) and the creation of other alternative investment products.

Laura received a B.A. in Theoretical Mathematics and Political Science from Brandeis University and an M.B.A. in Finance and Statistics from the University of Chicago Graduate School of Business.

Allan Kennedy, CFA, Director, is a Director of Credit Suisse and Head of Marketing and Client Strategy for Volaris. He joined Volaris Advisors during 2001 prior to its acquisition by Credit Suisse in 2003. Prior to joining Volaris Advisors, Allan spent a number of years at Morgan Stanley in New York, structuring and executing quantitative solutions for institutional and private clients. This followed a successful career in London and Washington D.C. as a Manager in the Strategic consulting practice of Accenture where he advised a number of top tier financial markets clients.

A native of Scotland, Allan received his M.B.A. from Columbia Business School where he earned membership in the national honors society. He also received a B.S. in Mathematics and Statistics from the University of Glasgow (UK) where he graduated with a first class honors degree. Allan is a CFA charterholder and an active member of the CFA Institute and New York Society of Security Analysts.

Defina Maluki, CFA, Associate, is a member of Volaris. Portfolio Management and Trading team. He is responsible for the portfolio management, research, and development of Volaris strategies. Prior to joining Volaris, Defina worked at Goldman Sachs where he developed fixed income trading and hedging models for a quantitativemacro hedge fund. Defina received his B.S., with high honors, in Electrical Engineering from the Illinois Institute of Technology. He is currently working on his M.B.A. from the University of Chicago Graduate School of Business. Defina is a CFA charterholder.

Yirong Li, CFA, Vice President, is Volaris' senior quantitative analyst on the Portfolio Management and Trading Team. He is responsible for research and product development, with primary focus on the development, trading and portfolio management of Volaris' European business. Prior to joining Credit Suisse, Yirong was Director of Ecommerce Technology at MoneyLine Telerate. Yirong holds a B.S. in Electrical Engineering from South China University of Technology, an M.S. in Operations Research from New Jersey Institute of Technology, and an M.B.A from Columbia Business School. He is a CFA charterholder.

(First Quadrant: Global Macro Segment)

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As a quantitative manager, First Quadrant employs a centralized team-based approach to the traditional functions of Investment Research and Portfolio Management. Both functions are internal to FQ and not reliant on third-party providers. The mission of the internal Investment Research team is to continuously improve the multi-factor models used across First Quadrant strategies. The Portfolio Management team systematically implements these models in accordance with individual client guidelines and investment objectives. Ken Ferguson, Dori Levanoni and Steve Richey are primarily responsible for the day-to-day management of the portion of the fund allocated to First Quadrant.

Ken Ferguson, PhD, is one of two First Quadrant partners co-heading the firm's global macro research function. He is involved in all aspects of product development: model building, risk measurement, risk allocation, and portfolio optimization. On joining First Quadrant in 1994, Ken was initially focused on tactical asset allocation, currency, and global macro strategies. His responsibilities expanded to include equity research in 2006.

Dori Levanoni is a First Quadrant partner co-heading the firm's global macro research function. He also is involved in all aspects of product development: model building, risk measurement, risk allocation, and portfolio optimization. On joining the investment research team in 1998, Dori was initially focused on tactical asset allocation, currency, and global macro strategies and subsequently served as manager of currency research and director of the currency product.

Steve Richey oversees First Quadrant's derivatives trading program, options-based hedge strategies, and option overlay strategies. Prior to joining First Quadrant in 1999, Steve worked at Pacific Mutual Life Insurance Company and was a research analyst with HCM Capital Management, a Honolulu-based fixed-income investment management firm. Steve received his bachelor's degree in 1997 and his MBA in 1998, both from Hawaii Pacific University. He became CFA charterholder in 2000.

(AlphaSimplex: Hedge Fund Replication Segment)

Andrew W. Lo founded AlphaSimplex in 1999 and has served as the firm's Chief Scientific Officer since that time. He is also Chairman of AlphaSimplex's Investment Committee and a member of AlphaSimplex's Risk Committee. Dr. Lo is the Harris Harris Group Professor at Massachusetts Institute of Technology (MIT) and Director of MIT's Laboratory for Financial Engineering.

Jeremiah H. Chafkin has served as President of AlphaSimplex since 2007. He is also a member of AlphaSimplex's Investment Commitee and Risk Committee. From 2006 until November 2007, Mr. Chafkin was President and Chief Executive Officer of the U.S. division of Natixis Global Asset Management. Prior to that time, he headed investment advice and research for Charles Schwab Co. and served as president of Charles Schwab Investment Management.

AST Dynamic Asset Allocation Portfolios

PI typically uses teams of portfolio managers and analysts to manage the Dynamic Asset Allocation Portfolios. The following portfolio managers share overall responsibility for coordinating the Portfolios' activities, including determining appropriate asset allocations and Underlying Portfolio weights, reviewing overall Portfolio compositions for compliance with stated investment objectives and strategies, and monitoring cash flows.

PI

Brian Ahrens is a portfolio manager for the Portfolios and Senior Vice President and Head of the Strategic Investment Research Group of Prudential Investments. He focuses on portfolio risk oversight, manager fulfillment, and the allocation of assets among managers. Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment consulting, portfolio construction, and risk oversight activities. Currently, this team consults on over $250 billion in total assets and assists in the management of almost $13.1 billion in asset allocation portfolios. Mr. Ahrens has been with Prudential for over 15 years. Mr. Ahrens earned his M.B.A. in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, CIMA certified, and presently a candidate for the CFA.

QMA

Ted Lockwood is a portfolio manager for the Portfolios and a Managing Director of QMA. Previously, Mr. Lockwood was with AT&T and a member of the technical staff at AT&T Bell Laboratories. Mr. Lockwood graduated summa cum laude with a BE in Engineering from Stony Brook University and received an MS in Engineering and an MBA in Finance from Columbia University.

Marcus Perl, is a portfolio manager for the Portfolios and a Vice President of PI. He focuses on the quantitative modelling of asset allocation strategies, financial market research, and the formulation of investment strategy. Prior to joining Prudential in October 2000, Mr. Perl was Vice President at FX Concepts where he was responsible for market risk modelling, performance analytics, and statistical research. He also worked as an Associate at Wilshire Associates. Mr. Perl holds an MA in Finance from the Warsaw School

50

of Economics, an MA in Econometrics from California State University Long Beach, and an MA in Economics from the University of Southern California.

Edward L. Campbell, CFA, is a portfolio manager for the Portfolios and a Senior Associate at PI. He focuses on global macroeconomic and financial market research and the formulation of investment strategy. Prior to rejoining Prudential in August 2003, Mr. Campbell spent three years with Trilogy Advisors LLC, a $5 billion asset management firm. He also previously worked as a senior investment manager research analyst with Prudential Securities and PI. Mr. Campbell is a member of the New York Society of Securities Analysts and the CFA Institute. He received a BS in Economics and International Business from The City University of New York and holds the Chartered Financial Analyst designation.

Edward F. Keon is a Managing Director and Portfolio Manager for Quantitative Management Associates (QMA), as well as a member of the asset allocation team and the investment committee. In addition to portfolio management, Ed contributes to investment strategy, research and portfolio construction. Ed has also served as Chief Investment Strategist and Director of Quantitative Research at Prudential Equity Group, LLC, where he was a member of the firm's investment policy committee and research recommendation committee. Ed's prior experience was as Senior Vice President at I/B/E/S International Inc. Ed is a member of the Board of Directors of the Chicago Quantitative Alliance and sits on the Membership Committee of the Institute of Quantitative Research in Finance (Q-Group). He holds a BS in industrial management from the University of Massachusetts/Lowell and an MS in Finance and Marketing from the Sloan School of Management at the Massachusetts Institute of Technology.

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HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS

Purchasing and Redeeming Shares of the Portfolios

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Redemption in Kind

The Fund may pay the redemption price to shareholders of record (generally, the insurance company separate accounts holding Fund shares) in whole or in part by a distribution in-kind of securities from the relevant investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission (SEC) and procedures adopted by the Fund's Board of Trustees. Securities will be readily marketable and will be valued in the same manner as in a regular redemption.

If shares are redeemed in kind, the recipient will incur transaction costs in converting such assets into cash. These procedures govern the redemption by the shareholder of record, generally an insurance company separate account. The procedures do not affect payments by an insurance company to a contract owner under a variable contract.

Frequent Purchases or Redemptions of Portfolio Shares

The Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the "PI funds"). Frequent purchases and redemptions may adversely affect the investment performance and interests of long-term investors in the Portfolios. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This may cause the PI funds to sell Portfolio securities at inopportune times, hurting their investment performance. When large dollar amounts are involved, frequent trading can also make it difficult for the PI funds to use long-term investment strategies because they cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased transaction and tax costs.

Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor's frequent trading strategies.

The Boards of Directors/Trustees of the PI funds, including the Fund, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Fund are limited, however, because the Fund does not directly sell its shares directly to the public. Instead, Portfolio shares are sold only to insurance company separate accounts that fund variable annuity contracts and variable life insurance policies (together, the "contracts"). Therefore, the insurance companies purchasing Portfolio shares (the "participating insurance companies"), not the Fund, maintain the individual contract owner account records. Each participating insurance company submits to the Fund's transfer agent daily aggregate orders combining the transactions of many contract owners. Therefore, the Fund and its transfer agent do not monitor trading by individual contract owners.

Under the Fund's policies and procedures, the Fund has notified each participating insurance company that the Fund expects the insurance company to impose restrictions on transfers by contract owners. The current participating insurance companies are Prudential and two insurance companies not affiliated with Prudential. The Fund may add additional participating insurance companies in the future. The Fund receives reports on the trading restrictions imposed by Prudential on variable contract owners investing in the Portfolios, and the Fund monitors the aggregate cash flows received from unaffiliated insurance companies. In addition, the Fund has entered shareholder information agreements with participating insurance companies as required by Rule 22c-2 under the Investment Company Act. Under these agreements, the participating insurance companies have agreed to: (i) provide certain information regarding contract owners who engage in transactions involving Portfolio shares and (ii) execute any instructions from the Fund to restrict or prohibit further purchases or exchanges of Portfolio shares by contract owners who have been identified by the Fund as having engaged in transactions in Portfolio shares that violate the Fund's frequent trading policies and procedures. The

52

Fund and its transfer agent also reserve the right to reject all or a portion of a purchase order from a participating insurance company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.

The Fund also employs fair value pricing procedures to deter frequent trading. Those procedures are described in more detail under "Net Asset Value," below.

Each Fund of Funds invests primarily or exclusively in other Portfolios of the Trust that are not operated as Funds of Funds. These portfolios in which the Funds of Funds invest are referred to as Underlying Trust Portfolios. The policies that have been implemented by the participating insurance companies to discourage frequent trading apply to transactions in Funds of Funds shares. Transactions by the Funds of Funds in Underlying Trust Portfolio shares, however, are not subject to any limitations and are not considered frequent or short-term trading. For example, the Funds of Funds may engage in significant transactions in Underlying Trust Portfolio shares in order to: (i) change their investment focus, (ii) rebalance their investments to match the then-current asset allocation mix, (iii) respond to significant purchases or redemptions of Fund of Funds shares, or (iv) respond to changes required by the underlying contracts. These transactions by the Funds of Funds in Underlying Trust Portfolio shares may be disruptive to the management of an Underlying Trust Portfolio because such transactions may: (i) cause the Underlying Trust Portfolio to sell portfolio securities at inopportune times to have the cash necessary to pay redemption requests, hurting their investment performance, (ii) make it difficult for the Subadvisers for the Underlying Trust Portfolios to fully implement their investment strategies, and (iii) lead to increased transaction and tax costs.

The AST Bond Portfolios 2015, 2018, and 2019, the AST Investment Grade Bond Portfolio and certain other Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for the participating insurance companies to manage the guarantees offered in connection with these benefit programs, the insurance companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values (referred to in this Prospectus as the Permitted Sub-Accounts) and (ii) require contract holders to participate in certain specialized asset transfer programs. Under these asset transfer programs, the participating insurance companies will monitor each contract owner's account value from time to time and, if necessary, will systematically transfer amounts among the Permitted Sub-Accounts as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable.

As an example of how these asset transfer programs will operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract holder's account value within the Permitted Sub-Accounts) and certain market return scenarios involving "flat" returns over a period of time may cause participating insurance companies to transfer some or all of such contract owner's account value to a Target Maturity Portfolio or the AST Investment Grade Bond Portfolio. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by assets in investments like the Target Maturity Portfolios or the AST Investment Grade Bond Portfolio.

The above-referenced asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs. Such asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant investment adviser or Subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or Subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and the participating insurance companies to prevent such trading, there is no guarantee that the Fund or the participating insurance companies will be able to identify these investors or curtail their trading practices. Therefore, some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading. The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.

For information about the trading limitations applicable to you, please see the prospectus for your contract or contact your insurance company.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary

53

markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Fund's portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Trustees. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the U.S., because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

The Fund may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security's published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market.

Fair value pricing procedures are designed to result in prices for a Portfolio's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio's NAV by short-term traders.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $1 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio's NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All short-term debt securities held by the Money Market Portfolio are valued at amortized cost. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund's Board of Trustees has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

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Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a Subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a Subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A Subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Valuation of Private Real Estate-Related Investments. Private real estate-related investments owned by the Global Real Estate Portfolio will be fair valued each day using a methodology set forth in Valuation Policies and Procedures adopted by the Board of the Trust that incorporate periodic independently appraised values of the properties and include an estimate each day of net operating income (which reflects operating income and operating losses) for each property. Estimates of net operating income are adjusted monthly on a going forward basis as actual net operating income is recognized monthly.

An appraisal is an estimate of market value and not a precise measure of realizable value. Generally, appraisals will consider the financial aspects of a property, market transactions and the relative yield for an asset measured against comparable real estate investments. On any day, PREI may recommend to the Board's Valuation Committee an adjustment to the value of a private real estate-related investment based on market events or issuer-specific events that have increased or decreased the realizable value of the security. For example, adjustments may be recommended by PREI for events indicating an impairment of a borrower's or lessee's ability to pay amounts due or events which affect property values of the surrounding area. Other major market events for which adjustments may be recommended by PREI include changes in interest rates, domestic or foreign government actions or pronouncements, suspended trading or closings of stock exchanges, natural disasters or terrorist attacks. There can be no assurance that the factors for which an adjustment may be recommended by PREI will immediately come to the attention of PREI.

Appraised values do not necessarily represent the price at which real estate would sell since market prices of real estate can only be determined by negotiation between a willing buyer and seller. The realizable market value of real estate depends to a great extent on economic and other conditions beyond the control of the Global Real Estate Portfolio.

Distributor

The Trust currently sells its shares only to insurance company separate accounts to fund variable annuity and variable life insurance contracts. The Trust has no principal underwriter or distributor.

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OTHER INFORMATION

Federal Income Taxes

Each Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Portfolio's income, gains, losses, deductions, and credits are "passed through" pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Fund, including the application of state and local taxes.

Monitoring for Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of each Portfolio's portfolio securities is included in the Fund's SAI and on the Fund's website.

Legal Proceedings

On April 17, 2009, AST, one of the Investment Managers of the Fund, settled separate administrative proceedings brought by the SEC and the New York Attorney General's Office ("NYAG") regarding market timing activities of AST related to certain variable annuities and the Fund. The settlements relate to conduct that generally occurred between January 1998 and September 2003. Prudential Financial, Inc. ("Prudential Financial") acquired AST, formerly named American Skandia Investment Services, Inc., from Skandia Insurance Company Ltd. (publ) in May 2003. Subsequent to the acquisition, Prudential Financial implemented controls, procedures and measures designed to protect customers from the types of activities involved in these settlements. Under the terms of the settlements, AST is paying a total of $34 million in disgorgement and an additional $34 million as a civil money penalty, and AST has undertaken that by the end of 2009 it will undergo a compliance review by an independent third party, who shall issue a report of its findings and recommendations to AST's Board of Directors, the Audit Committee of the Fund and the Staff of the SEC. PI, the other Investment Manager of the Fund, is not involved in the settlements.

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Payments to Affiliates

PI and AST and its affiliates, including a subadviser or thedistributor of thePortfolios maycompensateaffiliates of PI and AST, including the insurance companies issuing variable annuity or variable life contractsby providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the variable annuity and/or variable life contracts which offer the Portfolios as investment options. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing material discussing the contracts, available options, andthe Portfolios.

The amounts paid depend on the nature of the meetings, the number of meetings attended byPI or AST, the subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level ofPI's, AST's, subadviser's or distributor's participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributor and the amounts of such payments may vary between and among each adviser, subadviser and distributor depending on their respective participation.

With respect to variable annuity contracts, the amounts paid under these arrangements to Prudential-affiliated insurers are set forth in the prospectuses for the variable annuitycontracts which offer the Portfolios as investment options.

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FINANCIAL HIGHLIGHTS

Introduction

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract charges are not included, the actual return that you will receive will be lower than the total return in each chart.

The financial highlights for the periods in the five years ended December 31 were part of the financial statements audited by KPMG LLP, the Fund's independent registered public accounting firm, whose reports on these financial statements were unqualified.

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	AST Academic Strategies Asset Allocation Portfolio

	Year Ended				December 5, 2005(f)
	December 31,				through
					December 31,
	2008(g)		2007(g)	2006(g)	2005

Per Share Operating Performance:
Net Asset Value, beginning of period	$12.18		$11.18	$10.04	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.19		0.14	0.09	—	(e)
Net realized and unrealized gain (loss) on investments	(3.92)		0.93	1.05	0.04

Total from investment operations	(3.73)		1.07	1.14	0.04

Less Distributions:	(0.56)		(0.07)	—	—

Net Asset Value, end of period	$7.89		$12.18	$11.18	$10.04

Total Return(a)	(31.89)%		9.59%	11.35%	0.40%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$2,623.3		$5,135.0	$3,005.3	$216.3
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.38	%(h)	0.16%	0.17%	0.20	%(d)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.40	%(h)	0.16%	0.17%	0.58	%(d)
Net investment income (loss)	1.85%		1.15%	0.85%	(0.20	)%(d)
Portfolio turnover rate	158%		28%	22%	2	%(c)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.
(c)	Not annualized.
(d)	Annualized.
(e)	Less than $0.005.
(f)	Commencement of operations.
(g)	Calculated based on average shares outstanding during the period.
(h)	Includes dividend expense on securities sold short of 0.01%.

	AST Balanced Asset Allocation Portfolio

	Year Ended			December 5, 2005(f)
	December 31,			through
				December 31,
	2008(g)	2007(g)	2006(g)	2005

Per Share Operating Performance:
Net Asset Value, beginning of period	$12.06	$11.08	$10.04	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.21	0.17	0.09	—	(e)
Net realized and unrealized gain (loss) on investments	(3.56)	0.87	0.95	0.04

Total from investment operations	(3.35)	1.04	1.04	0.04

Less Distributions:	(0.48)	(0.06)	—	—

Net Asset Value, end of period	$8.23	$12.06	$11.08	$10.04

Total Return(a)	(28.76)%	9.36%	10.36%	0.40%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,344.7	$1,622.2	$785.2	$51.7
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.17%	0.17%	0.19%	0.20	%(d)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.17%	0.17%	0.19%	2.02	%(d)
Net investment income (loss)	1.98%	1.48%	0.90%	(0.20	)%(d)
Portfolio turnover rate	90%	32%	32%	2	%(c)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.
(c)	Not annualized.
(d)	Annualized.
(e)	Less than $0.005.
(f)	Commencement of operations.
(g)	Calculated based on average shares outstanding during the period.

	AST Capital Growth Asset Allocation Portfolio

	Year Ended			December 5, 2005(f)
	December 31,			through
				December 31,
	2008	2007	2006	2005

Per Share Operating Performance:
Net Asset Value, beginning of period	$12.44	$11.36	$10.02	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.19	0.08	0.04	—	(e)
Net realized and unrealized gain (loss) on investments	(4.32)	1.06	1.30	0.02

Total from investment operations	(4.13)	1.14	1.34	0.02

Less Distributions:	(0.72)	(0.06)	—	—

Net Asset Value, end of period	$7.59	$12.44	$11.36	$10.02

Total Return(a)	(34.94)%	10.02%	13.37%	0.20%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$3,045.4	$6,815.7	$3,805.6	$245.9
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.16%	0.16%	0.17%	0.20	%(d)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.16%	0.16%	0.17%	0.54	%(d)
Net investment income (loss)	1.51%	0.93%	0.57%	(0.20	)%(d)
Portfolio turnover rate	74%	33%	21%	1	%(c)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.
(c)	Not annualized.
(d)	Annualized.
(e)	Less than $0.005.
(f)	Commencement of operations.

	AST Preservation Asset Allocation Portfolio

	Year Ended			December 5, 2005(f)
	December 31,			through
				December 31,
	2008(g)	2007(g)	2006(g)	2005

Per Share Operating Performance:
Net Asset Value, beginning of period	$11.78	$10.84	$10.06	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.24	0.22	0.10	—	(e)
Net realized and unrealized gain (loss) on investments	(2.47)	0.75	0.68	0.06

Total from investment operations	(2.23)	0.97	0.78	0.06

Less Distributions:	(0.45)	(0.03)	—	—

Net Asset Value, end of period	$9.10	$11.78	$10.84	$10.06

Total Return(a)	(19.55)%	8.91%	7.75%	0.60%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,340.8	$714.4	$309.4	$13.7
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.17%	0.18%	0.20%	0.20	%(d)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.17%	0.18%	0.23%	6.28	%(d)
Net investment income (loss)	2.29%	1.95%	0.92%	(0.19	)%(d)
Portfolio turnover rate	58%	67%	70%	6	%(c)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.
(c)	Not annualized.
(d)	Annualized.
(e)	Less than $0.005.
(f)	Commencement of operations.
(g)	Calculated based on average shares outstanding during the year.

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APPENDIX

Description of Certain Debt Securities Ratings

STANDARD & POOR'S RATINGS SERVICES (S&P)

Long-Term Issue Credit Ratings

AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories

Commercial Paper Ratings

A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Notes Ratings

An S&P notes rating reflects the liquidity factors and market risks unique to notes. Notes due in three years or less will likely receive a notes rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

  Amortization schedule-the longer the final maturity relative to other maturities the more likely it will be treated as a note.

  Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

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SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Debt Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating category from Aa to Caa. The modifier 1 indicates that the issuer is in the higher end of its letter rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issuer is in the lower end of the letter ranking category.

Short-Term Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

  Leading market positions in well-established industries.

  High rates of return on Portfolios employed.

  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

  Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage

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ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

MIG 1: This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the proceeding group.

FITCH, INC.

International Long-Term Credit Ratings

AAA: Highest Credit Quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

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INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 778-2255 or by writing to Advanced Series Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios' investments is available in the Fund's annual and semi-annual reports to shareholders. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number. The Statement of Additional Information and the annual and semi-annual reports are also available without charge on the Fund's website at www.prudential.com.

Delivery of Prospectus and Other Documents to Households. To lower costs and eliminate duplicate documents sent to your address, the Fund, in accordance with applicable laws and regulations, may begin mailing only one copy of the Fund's prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Fund at the above address. The Fund will begin sending individual copies to you within thirty days of revocation.
The information in the Fund's filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Finally, information about the Fund is available on the EDGAR database on the Commission's internet site at www.sec.gov.

Investment Company File Act No. 811-05186

AST PRSA I

Advanced Series Trust
PROSPECTUS
May 1, 2009

The Fund is an investment vehicle for life insurance companies ("Participating Insurance Companies") writing variable annuity contracts and variable life insurance policies. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Fund has received an order from the Securities and Exchange Commission permitting its Investment Manager, subject to approval by its Board of Trustees, to change Subadvisers without shareholder approval. For more information, please see this Prospectus under "How the Fund is Managed."
These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This prospectus discusses the following Portfolios of the Advanced Series Trust:

AST Academic Strategies Asset Allocation Portfolio	AST Capital Growth Asset Allocation Portfolio
AST Balanced Asset Allocation Portfolio	AST Money Market Portfolio
AST Preservation Asset Allocation Portfolio

INTRODUCTION

4	INTRODUCTION
4	About the Fund and its Portfolios

5	RISK/RETURN SUMMARY
5	Asset Allocation Portfolios: Investment Objectives and Principal Strategies
9	Fixed Income Portfolios: Investment Objectives and Principal Strategies
10	Principal Risks
18	Principal Risks: Funds of Funds
20	Introduction to Past Performance
21	Past Performance: Asset Allocation Portfolios
25	Past Performance: Fixed Income Portfolios
26	Fees and Expenses of the Portfolios
27	Example

29	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
29	Introduction
29	Asset Allocation Portfolios: Investment Objectives & Policies
40	Fixed Income: Inv Objectives and Policies

42	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS
42	Additional Investments & Strategies

46	HOW THE FUND IS MANAGED
46	Board of Trustees
46	Investment Managers
47	Investment Management Fees
48	Investment Subadvisers
50	Portfolio Managers

55	HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
55	Purchasing and Redeeming Shares of the Portfolios
55	Redemption in Kind
55	Frequent Purchases or Redemptions of Portfolio Shares
56	Net Asset Value
58	Distributor

59	OTHER INFORMATION
59	Federal Income Taxes
59	Monitoring for Possible Conflicts
59	Disclosure of Portfolio Holdings
59	Legal Proceedings
60	Payments to Affiliates

61	FINANCIAL HIGHLIGHTS
61	Introduction

66	APPENDIX
66	Description of Certain Debt Securities Ratings

About the Fund and its Portfolios

This prospectus provides information about the Advanced Series Trust (the Fund), which presently consists of 57 separate portfolios (each, a Portfolio). The Portfolios of the Fund which are discussed in this prospectus are listed on the inside front cover. Each Portfolio is a diversified investment company as defined by the Investment Company Act of 1940 ("the 1940 Act"), unless herein noted otherwise.

AST Investment Services, Inc. (AST) and Prudential Investments LLC (PI), both wholly-owned subsidiaries of Prudential Financial, Inc., serve as overall investment managers of the Fund. AST and PI (together, the Investment Managers) have retained one or more subadvisers, each a Subadviser, to manage the day-to-day investment of the assets of each Portfolio in a multi-manager structure. More information about the Investment Managers, the Subadvisers and the multi-manager structure is included in "How the Fund is Managed" later in this Prospectus.

The Fund offers one class of shares in each Portfolio. Shares of the Portfolios of the Trust are sold only to separate accounts of Prudential Annuities Life Assurance Corporation, The Prudential Insurance Company of America, Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Retirement Insurance and Annuity Company, Pramerica of Bermuda Life Assurance Company, Ltd. (collectively, Prudential), and Kemper Investors Life Insurance Company as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company).

Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract. Each vairable annuity contract and vairable life insurance policy involves fees and expenses not described in this Prospectus.

The Risk/Return Summary which follows highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund's Statement of Additional Information (SAI).

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RISK/RETURN SUMMARY

Asset Allocation Portfolios: Investment Objectives and Principal Strategies

Portfolio	Investment Goal	Primary Investments
AST Academic Strategies Asset Allocation Portfolio*	Long-term capital appreciation	The Portfolio uses a multi-asset class strategy that pursues both top-down asset allocation strategies and bottom-up selection of securities, investment managers, and mutual funds
AST Aggressive Asset Allocation*	Highest potential total return consistent with a specified level of risk tolerance	The Portfolio invests primarily in a diversified portfolio of Underlying Portfolios
AST Balanced Asset Allocation*	Highest potential total return consistent with a specified level of risk tolerance	The Portfolio invests primarily in a diversified portfolio of Underlying Portfolios
AST Capital Growth Asset Allocation*	Highest potential total return consistent with a specified level of risk tolerance	The Portfolio invests primarily in a diversified portfolio of Underlying Portfolios
AST Preservation Asset Allocation*	Highest potential total return consistent with a specified level of risk tolerance	The Portfolio invests primarily in a diversified portfolio of Underlying Portfolios

*These Portfolios primarily invest in other Portfolios of the Trust (Underlying Trust Portfolios) and are each referred to herein as a "Fund of Funds," and collectively as the "Funds of Funds."

AST Academic Strategies Asset Allocation Portfolio

Investment Objective: The investment objective of the Portfolio is to seek long-term capital appreciation. This investment objective is a non-fundamental investment policy of the Portfolio and may be changed by the Board without shareholder approval.

The Portfolio is a multi-asset class fund that pursues both top-down asset allocation strategies and bottom-up selection of securities, investment managers, and mutual funds. Under normal circumstances, it is currently expected that approximately 60% of the Portfolio's assets will be allocated to traditional asset classes and approximately 40% of the Portfolio's assets will be allocated to non-traditional asset classes. Those percentages are subject to change by the Investment Managers.The overall asset allocation strategy for the Portfolio is determined by Quantitative Management Associates LLC (QMA), and the Investment Managers in consultation with Advanced Quantitative Consulting LLC (the Consultant), a consultant that has been retained by AST. The Subadvisers for the Portfolio are listed below:

Subadvisers	Investment Categories and Strategies
Prudential Bache Asset Management (Bache)	Commodities
Pacific Investment Management Company LLC (PIMCO)	Inflation-Indexed Securities
International Fixed- Income (Un-Hedged)
Emerging Markets Fixed-Income
Jennison Associates LLC (Jennison)	Global Infrastructure
QMA	Long/Short Market Neutral
Overlay
Mellon Capital Management Corporation (Mellon Capital)	Global Tactical Asset Allocation
Volaris Volatility Management Group, a unit of Credit Suisse Securities (USA) LLC (Volaris)	Volatility Income
First Quadrant, L.P.	Global Macro
AlphaSimplex Group LLC	Hedge Fund Replication

The Consultant is expected to use academic research on asset allocation along with various quantitative and qualitative research methods to produce a proposed strategic allocation for the Portfolio among the various traditional and non-traditional asset classes and the related investment categories and strategies. QMA and the Investment Managers are then expected to review the proposed

5

strategic allocation from the Consultant. QMA and the Investment Managers will adjust the proposed strategic allocation based upon their own: (i) forward-looking assessment of global macroeconomic, market, financial, currency, security valuation, and other factors and (ii) quantitative and qualitative evaluation of the risks associated with investments in the relevant investment categories and strategies. PI will then: (i) identify other pooled investment vehicles, including, without limitation, open-end or closed-end investment companies, exchange-traded funds, unit investment trusts, domestic or foreign private investment pools (including investment companies not registered with the SEC, such as "hedge funds") (collectively referred to herein as Underlying Funds) that may be used as fulfillment options for the specific investment categories or strategies and (ii) establish specific weighted combinations of Underlying Funds that are consistent with the Portfolio's then-current asset allocation. The Investment Managers will also seek to identify and retain Subadvisers to directly manage all or a portion of the assets that are allocated to a particular investment category or strategy. Under normal circumstances, the Portfolio will invest approximately 65% of its assets in other portfolios of the Trust (collectively, the Underlying Trust Funds). The Subadvisers will directly manage the remaining 35% of the Portfolio's assets under normal circumstances. Those percentages are subject to change by the Investment Managers and QMA.

The Investment Managers will monitor the amount of active risk taken within the various investment categories and strategies by conducting holdings-based and returnsbased analyses of the Portfolio's direct and indirect portfolio holdings. QMA and the Investment Managers also expect to meet periodically with the Consultant. QMA and the Investment Managers, in consultation with the Consultant, will seek to opportunistically modify the allocations among the various investment categories and strategies, the Underlying Funds, and the Subadvisers based upon the latest academic research and their ongoing assessment of the above-referenced factors. The extent to which any recommendations from the Consultant are adopted is determined by the Investment Managers and QMA.

Fixed-income investments in which the portfolio may invest include:
(1) securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;
(2) corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
(3) mortgage and other asset-backed securities;
(4) inflation-indexed bonds issued by both governments and corporations;
(5) structured notes, including hybrid or "indexed" securities, event-linked bonds;
(6) loan participations and assignments;
(7) delayed funding loans and revolving credit securities;
(8) bank certificates of deposit, fixed time deposits and bankers' acceptances;
(9) repurchase agreements and reverse repurchase agreements;
(10) debt securities issued by state or local governments and their agencies and government-sponsored enterprises;
(11) obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises;
(12) derivative instruments, including futures, options and swap agreements; and
(13) obligations of international agencies or supranational entities.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  affiliated fund of funds risk

  asset allocation risk

  asset-backed securities risk

  asset transfer program risk

  commodity risk

  common and preferred stock risk

  credit risk

  depository receipts risk

  derivatives risk

  emerging market risk

  equity securities risk

  extension risk

  foreign investment risk

  geographic focus risk

  hedging risk

  high-yield risk

  inflation risk

  infrastructure investment risk

  interest rate risk

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  leveraging risk

  liquidity risk

  management risk

  market risk

  mortgage risk

  risk of investment in other debt obligations issued or guaranteed by the U.S. government and government-related entities portfolio turnover risk

  prepayment, or call, risk

  privately-issued mortgage-related securities and asset-backed securities real estate risk

  selection risk

  short sale risk

  small and mid-capitalization company risk

  underlying fund risk

  underlying portoflio selection risk

  underlying trust funds/potential conflicts of interst and Subadviser selection risk

  U.S. government and agency securities risk

  valuation risk

  yankee obligations risk

AST Dynamic Asset Allocation Portfolios:
AST Balanced Asset Allocation Portfolio (formerly AST Conservative Asset Allocation Portfolio)
AST Capital Growth Asset Allocation Portfolio
AST Preservation Asset Allocation Portfolio

Investment Objective: The investment objective of each Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance.

These Portfolios are "funds of funds." That means that each Portoflio invests primarily in one or more mutual funds in accordance with its own asset allocation strategy. Other mutual funds in which they may invest are collectively referred to as the "Underlying Portfolios." Consistent with the investment objectives and policies of the Portfolios, other mutual funds may from time to time may be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the portfolios. Currently, the only Underlying Portfolios in which they invest are other Portfolios of the Trust and certain money market funds advised by the Manager or one of its affiliates.

The asset allocation strategy for each Portfolio is determined by Prudential Investments, LLC (PI) and Quantitative Management Assocaiets LLC (QMA). As a general matter, QMA will begin by constructing a neutral allocation for each Portfolio. Each neutral allocation initially divides the assets for the corresponding Portfolio across three broad-based securities benchmark indexes. These three benchmark indexes are the Russell 3000 Index, which generally serves as a proxy for domestic equities markets, the MSCI EAFE Index, which generally serves as a proxy for international equities markets, and the Barclays Capital U.S. Aggregate Bond Index, which generally serves a proxy for the investment-grade domestic bond market. Generally, the neutral allocation for the more aggressive Portfolios will emphasize investments in the equity asset class while the neutral allocation for the more conservative portfolios will emphasize investments in the debt/money market asset class. The selection of specific combinations of Underlying Portfolios for each Portfolio generally will be determined by PI. PI will employ various quantitative and qualitative research methods to establish weighted combinations of Underlying Portfolios that are consistent with the neutral allocation for each Portfolio. QMA will then perform its own forward-looking assessment of macroeconomic, market, financial, security valuation, and other factors. As a result of this assessment, QMA will further adjust the neutral allocation and the preliminary Underlying Portfolio weights for each Portfolio based upon its views on certain factors, including, but not limited to, the following:

  asset class (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on equity or debt securities)

  geographic focus (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on domestic or international issuers)

  investment style (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on securities with value, growth, or core characteristics)

  market capitalization (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on small-cap, mid-cap, or large-cap issuers) and

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  "off-benchmark" factors (e.g., add exposure to asset sub-classes or investment categories generally not captured in the neutral allocation such as real estate, natural resources, global bonds, limited maturity bonds, high-yield bonds (also referred to as "junk bonds"), or cash.

PI and QMA currently expect that any changes to the asset allocation and Underlying Portfolio weights will be effected within certain pre-determined ranges. See the table in the section entitled "More Detailed Information About How the Portfolios Invest" for a description of these ranges. Consistent with each Portfolio's principal investment policies, PI and QMA may, however, change the asset allocation and Underlying Portfolio weights both within and beyond such predetermined ranges at any time in their sole discretion. In addition, PI and QMA may, at any time in their sole discretion, rebalance a Portfolio's investments to cause its composition to match the asset allocation and Underlying Portfolio weights. Although PI and AST Investment serve as the Manager of the Underlying Portfolios, the day-to-day investment management of the Underlying Portfolios is the responsibility of the relevant Subadvisers.

The Dynamic Asset Allocation Portfolios are not limited to investing exclusively in shares of the Underlying Portfolios. Each of these Portfolios is permitted under current law to invest in "securities" as defined under the Investment Company Act of 1940. For these purposes, the term "securities" includes, without limitation, shares of common or preferred stock, warrants, security futures, notes, bonds, debentures, any put, call, straddle, option, or privilege on any security or on any group or index of securities, or any put, call, straddle, option, or privilege entered into on a national securities exchange relating to a foreign currency. In addition, the Investment Managers and the Trust have received exemptive relief from the SEC to permit these Portfolios (among others) to invest in derivative instruments that are not classified as securities under the federal securities laws, including, without limitation, futures contracts, forwards, and swap agreements. Up to approximately 5% of each Portfolio's net assets will be allocated to: (i) index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed-income benchmark indices and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions and any variation margin calls with respect to the futures contracts. This Portfolio may also invest in ETFs for additional exposure to relevant markets.

While we make every effort to achieve our objective, we cannot guarantee success. It is possible you could lose money.

Principal Risks:

  asset allocation risk

  asset transfer program risk

  underlying portfolio selection risk

  Subadviser selection risk for underlying trust portfolios

  fund of funds risk

  market risk

  selection risk

  common and preferred stocks risk

  investment style risk

  small- and mid-capitalization company risk

  market sector/industry risk

  portfolio turnover risk

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Fixed Income Portfolios: Investment Objectives and Principal Strategies

AST Money Market Portfolio
Investment Objective: to seek high current income and maintain high levels of liquidity.

The Portfolio will invest in high-quality, short-term, U.S. dollar denominated corporate, bank and government obligations. Under the regulatory requirements applicable to money market funds, the Portfolio must maintain a weighted average portfolio maturity of not more than 90 days and invest in securities that have effective maturities of not more than 397 days. In addition, the Portfolio will limit its investments to those securities that, in accordance with guidelines adopted by the Trustees of the Fund, present minimal credit risks. The Portfolio will not purchase any security (other than a United States Government security) unless:

(1) rated in one of the two highest short-term rating categories by at least two rating organizations or, if only one rating organization has rated the security, so rated by that rating organization;
(2) rated in one of the three highest long-term rating categories by at least two rating organizations or, if only one rating organization has rated the security, so rated by that rating organization; or
(3) if unrated, of comparable quality as determined by the Fund's investment adviser.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC). Although the Portfolio seeks to maintain a net asset value of $1 per share, it is possible to lose money by investing in the Portfolio.

This Portfolio is advised by Prudential Investment Management, Inc.

Principal Risks

  credit risk

  market risk

  interest rate risk

  U.S. government and agency securities risk

  management risk

  liquidity risk

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Principal Risks

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The principal risks of investing in each Portfolio, as identified in the Risk/Return Summary, are summarized below.

Certain additional principal risks associated with investing in the Asset Allocation Portfolios are discussed separately, in the following section entitled "Principal Risks--Asset Allocation Portfolios"

Asset Transfer Program Risk. Each Portfolio may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for Prudential to manage the guarantees offered in connection with these benefit programs, Prudential generally: (i) limits the number and types of variable sub-accounts in which contract holders may allocate their account values (referred to in this Prospectus as the Permitted Sub-Accounts) and (ii) requires contract holders to participate in certain specialized asset transfer programs. Under these asset transfer programs, Prudential will monitor each contract owner's account value from time to time and, if necessary, will systematically transfer amounts between the Permitted Sub-Accounts and the Portfolios as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable. The asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs.

As an example of how these asset transfer programs will operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract holder's account value within the Permitted Sub-Accounts) and certain market return scenarios involving "flat" returns over a period of time may cause Prudential to transfer some or all of such contract owner's account value to a Portfolio. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by assets in investments like the Portfolios.

Such asset transfers may, however, result in large-scale asset flows into and out of the Portfolios and subject the Portfolios to certain risks. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the Subadviser to purchase and sell securities at inopportune times and by otherwise limiting the Subadviser's ability to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high operating expense ratios for the Portfolios compared to other similar funds. For more information on the Asset Transfer Programs, please see "Risk/Return Summary—Principal Risks of the Portfolios—Special Risks Relating to Asset Transfer Programs" herein.

For more information on the relevant living benefit programs and asset transfer programs, please see your contract prospectus.

The AST Dynamic Asset Allocation Portfolios and the AST Tactical Asset Allocation Portfolios (together, the Funds of Funds) are structured as "fund-of-funds." This means that each Fund of Funds invests primarily or exclusively in other Portfolios of the Fund that are not operated as "funds-of-funds." The Portfolios in which the Funds of Funds invest are referred to as Underlying Portfolios. Transactions by the Funds of Funds in Underlying Portfolio shares are not subject to any limitations and are not considered frequent or short-term trading. For example, the Funds of Funds may engage in significant transactions in Underlying Portfolio shares in order to: (i) change their investment focus, (ii) rebalance their investments to match the then-current asset allocation mix, (iii) respond to significant purchases or redemptions of Fund of Funds shares, including significant purchases and redemptions caused by the above-referenced asset transfer programs, or (iv) respond to changes required by the underlying contracts (as describe in more detail below). These transactions by the Funds of Funds in Underlying Portfolio shares may be disruptive to the management of an Underlying Portfolio because such transactions may: (i) cause the Underlying Portfolio to sell portfolio securities at inopportune times or to borrow money on a temporary basis in order to have the cash necessary to pay redemption requests initiated by the Funds of Funds, hurting the investment performance of the Underlying Portfolios (and the Funds of Funds as well), (ii) make it difficult for the Subadvisers for the Underlying Portfolios to fully implement their investment strategies, and (iii) lead to increased transaction and tax costs. In addition, because a Fund of Funds may own a substantial portion of an Underlying Portfolio, a large-scale redemption initiated by one or more Funds of Funds could cause an Underlying Portfolio's expense ratio to increase as such portfolio's fixed costs would be spread over a smaller asset base. As a result, these transactions could have an adverse effect on the relevant Funds of Funds and Underlying Portfolios.

Asset-backed securities risk.Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Portfolio reinvests the proceeds of a prepayment it may receive a lower interest rate. Asset-backed securities may also be subject to extension risk, that is, the risk that, in a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the

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average duration of the portfolio of a Portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities.

Borrowing risk. A Portfolio may borrow money from banks for investment purposes, and invest the proceeds of such loans, as permitted under the Investment Company Act of 1940, as amended (the 1940 Act). Under the 1940 Act, a Portfolio may borrow from a bank up to one-third of its total assets (including the amount borrowed). When a Portfolio borrows money for investment purposes or otherwise leverages its portfolio, any increase or decrease in the Portfolio's NAV is exaggerated by the use of leverage. Leverage risks are described below.

Commodity risk. A Portfolio's investments in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional equity and debt securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, acts of terrorism, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Common and preferred stocks risk. Each Portfolio may invest in common and preferred stocks. Common and preferred stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company's income for purposes of receiving dividend payments and on the company's assets in the event of liquidation. Common and preferred stocks can experience sharp declines in value over short or extended periods of time, regardless of the success or failure of a company's operations. Stocks can decline for many reasons, including due to adverse economic, financial, or political developments and developments related to the particular company, the industry of which it is a part, or the securities markets generally.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk. Each Portfolio is also subject to credit risk to the extent it invests in fixed-income securities. Credit risk is the risk that an issuer of securities or a counterparty will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer or counterparty is less able to make required principal and interest payments. This is broadly gauged by the credit ratings of the securities in which each Portfolio invests. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality. The lower the rating of a debt security held by a Portfolio, the greater the degree of credit risk that is perceived to exist by the rating agency with respect to that security. Although debt obligations rated BBB by S&P, Baa by Moody's, or BBB by Fitch, are regarded as investment-grade, such obligations have speculative characteristics and are riskier than higher-rated securities. Adverse economic developments are more likely to affect the payment of interest and principal on debt obligations rated BBB/Baa than on higher rated debt obligations. Non-investment grade debt—also known as "high-yield bonds" or "junk bonds"—have a higher risk of default and tend to be less liquid than higher-rated securities. Increasing the amount of Portfolio assets allocated lower-rated securities generally will increase the credit risk to which the Portfolio is subject. Information on the ratings issued to debt securities by certain rating agencies is included in Appendix IV to this Prospectus. Not all securities are rated. In the event that the relevant rating agencies assign different ratings to the same security, the Portfolio's Subadviser will determine which rating it believes best reflects the security's quality and risk at that time. Credit risk may also be gauged by the cost of buying protection on the credit default swap market with respect to an issuer's debt securities. If the cost to buy protection against an issuer's default increases, the credit risk associated with the issuer's debt securities will be deemed to be higher by many market participants and could adversely affect the value of the issuer's debt securities.

Depositary Receipts Risk. Investments in non-U.S. issuers through Depositary Receipts and similar instruments may involve certain risks not applicable to investing in U.S. issuers, including changes in currency rates, application of local tax laws, changes in governmental administration or economic or monetary policy or changed circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies.

Derivatives risk. Certain Portfolios may, but are not required to, use derivative instruments for risk management purposes or as part of their investment strategies. Generally, a derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. Examples of derivatives (without limitation) include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. Portfolios may use derivatives to earn income and enhance returns, to manage or adjust their risk profile, to replace more traditional direct investments, or to obtain exposure to certain markets.

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As open-end investment companies registered with the Securities and Exchange Commission (the Commission), the Portfolios are subject to the federal securities laws, including the 1940 Act, related rules, and various Commission and Commission staff positions. In accordance with these positions, with respect to certain kinds of derivatives, the Portfolios must "set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other Commission- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Portfolios must cover their open positions by setting aside liquid assets equal to the contracts' full, notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Portfolios are permitted to set aside liquid assets in an amount equal to such Portfolio's daily marked-to-market (net) obligations, if any (i.e., such Portfolio's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Portfolios will have the ability to employ leverage to a greater extent than if such Portfolio were required to segregate assets equal to the full notional value of such contracts. The Fund reserves the right to modify the asset segregation policies of thePortfolios in the future to comply with any changes in the positions articulated from time to time by the Commission and its staff.

Derivatives are volatile and may be subject to significant price movement. The use of derivatives involves significant risks, including:

Credit risk. The risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio. For example, a Portfolio would be exposed to credit risk (and counterparty risk) to the extent it purchases protection against a default by a debt issuer and the swap counterparty does not maintain adequate reserves to cover such a default.

Currency risk. The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage risk. The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity risk. The risk that certain securities may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the security is currently worth.

Additional risks: Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If a Subadviser incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Portfolio might have been in a better position if the Portfolio had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. Derivatives also involve the risk of mispricing or improper valuation (i.e., the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for a Portfolio to lose more than the amount the Portfolio invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes.

Certain Portfolios may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which such a portfolio uses a derivative to offset the risks associated with its other holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the relevant Portfolio, in which case any losses on the holdings being hedged may not be reduced and may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The relevant Portfolio is not required to use hedging and may choose not to do so. Because certain Portfolios may use derivatives to seek to enhance returns, their investments will expose them to the risks outlined above to a greater extent than if they used derivatives solely for hedging purposes. The use of derivatives to seek to enhance returns may be considered speculative.

Extension Risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

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Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and non-U.S. governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition to the policies described elsewhere in this Prospectus, each Portfolio may from time to time attempt to hedge a portion of their currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases the Portfolio may be worse off than if it had not used a hedging instrument. For most emerging market currencies, suitable hedging instruments are not available. See "Hedging Risk" below for more information.

Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the "numbers" themselves sometimes mean different things, each Subadviser devotes research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments. Political developments may adversely affect the value of a Portfolio's foreign securities.

Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Taxation risk . Many foreign markets are not as open to foreign investors as U.S. markets. Each Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of a Portfolio.

Fund of Funds Risk.The Dynamic Asset Allocation Portfolios, the Tactical Asset Allocation Portfolios, and the AST Academic Strategies Asset Allocation Portfolio (collectively, the Asset Allocation Portfolios) invest primarily or exclusively in other Portfolios of the Fund (collectively, the Underlying Trust Portfolios). Underlying Trust Portfolios may experience relatively large mandatory or discretionary purchases and sales from one or more of the Asset Allocation Portfolios. The use of the Asset Allocation Portfolios in connection with certain variable annuity living benefit programs may result in mandatory asset flows into and out of the Asset Allocation Portfolios (and the relevant Underlying Trust Portfolios) on a large scale. The Investment Managers may, however, seek to minimize the impact of certain discretionary transactions by structuring them over a reasonable period of time or through the enforcement of certain limits on redemptions of Underlying Trust Portfolio shares. Despite these efforts, the relevant Underlying Trust Portfolios may experience increased expenses as they buy and sell securities to respond to transactions initiated by the Asset Allocation Portfolios. An Underlying Trust Portfolio's investment performance also may be adversely affected if it must buy and sell securities at inopportune times to respond to transactions initiated by an Asset Allocation Portfolio. In addition, because the Asset Allocation Portfolios may own a substantial portion of an Underlying Trust Portfolio, a large-scale redemption initiated by one or more Asset Allocation Portfolio could cause an Underlying Trust Portfolio's expense ratio to increase as such portfolio's fixed costs

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would be spread over a smaller asset base. As a result, these transactions could have an adverse effect on an Asset Allocation Portfolio which continues to remain invested in such Underlying Trust Portfolios.

Geographic Focus Risk. To the extent a Portfolio invests a substantial amount of its assets in a single country, a small number of countries, or a particular geographic region, its performance may at times be worse than the performance of other mutual funds that invest more broadly.

Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

Hedging risk. The decision as to whether and to what extent a Portfolio will engage in hedging transactions to hedge against such risks as credit risk, currency risk, counterparty risk, and interest rate risk will depend on a number of factors, including prevailing market conditions, the composition of such portfolio and the availability of suitable transactions. Accordingly, no assurance can be given that a Portfolio will engage in hedging transactions at any given time or from time to time, even under volatile market environments, or that any such strategies, if used, will be successful. Hedging transactions involve costs and may result in losses.

High-yield risk. Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High-yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio's ability to sell its high-yield securities (liquidity risk). In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress.

Industry/sector risk. Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio's performance may be tied more directly to the success or failure of a smaller group of portfolio holdings.

Inflation risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Portfolio's assets can decline as can the value of income received by the Portfolio. The prices of common stocks and fixed-income securities may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Inflation-indexed securities risk. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. Each Portfolio may have exposure to inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

Infrastructure investment risk. A Portfolio's infrastructure-related investments expose that Portfolio to potential adverse economic, regulatory, political and other changes affecting such investments. Issuers in infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies, and other factors.

Initial public offering (IPO) risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio's asset base increases, IPOs often have a diminished effect on a Portfolio's performance.

Interest rate risk. Each Portfolio investing in fixed-income securities is subject to interest rate risk. Interest rate risk is the risk that the rates of interest income generated by the fixed-income investments of a Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed-income investments of a Portfolio may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the negative effect on its value when rates increase. As a result, mutual funds with longer durations and longer weighted average maturities generally have more volatile share prices than funds with shorter durations and shorter weighted average maturities. The prices of debt obligations generally move in the opposite direction to that of market interest rates.

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Investment model risk. Each of the AST Focus Four Plus Portfolio, AST First Trust Balanced Target Portfolio, and AST First Trust Capital Appreciation Target Portfolio is also exposed to additional market risk due to its policy of investing solely in securities identified by the each of the relevant Equity Strategies under normal cirucmstances. As a result of this policy, equity securities held by each Portfolio will not be bought or sold in response to market fluctuations under normal circumstances. To the extent this management style is non-dynamic, the Portfolio may subject investors to greater market risk than other mutual funds.

Investment style risk. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Growth companies are often expected by investors to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately even if earnings showed an absolute increase. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.

Leveraging risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a Subadviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's securities.

License risk. Certain Portfolios rely on licenses from third parties to the relevant Subadviser that permit the use of the intellectual property of such parties in connection with the investment strategies for those Portfolios. Such licenses may be terminated by the licensors under certain circumstances, and as a result, a Portfolio may lose its ability to use the licensed name and/or the licensed investment strategy. Accordingly, in the event a license is terminated, it may have a significant effect on the operation of the affected Portfolio.

Liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. Liquidity risk may result if an investment trades in lower volumes. Liquidity risk may also result if a Portfolio makes investments that become less liquid in response to market developments or adverse investor perceptions. When there are few willing buyers and investments cannot be readily sold at the desired time or price, a Portfolio may have to accept a lower price or may not be able to sell the investment at all. An inability to sell a portfolio position can adversely affect a Portfolio's return by causing a decrease in the value of the investment or by preventing the Portfolio from being able to take advantage of other investment opportunities. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Each Portfolio (other than the Money Market Portfolio) generally may invest up to 15% of its net assets in illiquid securities. The Money Market Portfolio may invest up to 10% of its net assets in illiquid securities. The relevant Subadviser will seek to maintain an adequate level of portfolio liquidity, based on all relevant facts and circumstances, with consideration given to the Portfolio's exposure to illiquid securities in the event the market value of such securities exceeds 10% or 15% (as applicable) of the Portfolio's net assets as a result of a decline in the market value of the Portfolio.

Management risk. Actively managed investment portfolios are subject to management risk. Each Subadviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk. Market risk is the risk that the equity and fixed-income markets in which the Portfolios invest will experience market volatility and go down in value, including the possibility that a market will go down sharply and unpredictably. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Market sector/industry concentration risk.Funds that emphasize investments in a particular market sector or industry like real estate

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are subject to an additional risk factor because they are generally less diversified than most equity funds. Property values may fall due to increasing vacancies or declining rents resulting from economic, demographic or legal developments.

Mid-capitalization company risk. The Portfolio may invest in securities of medium and new companies. Investments in intermediate capitalization size companies may be more volatile than investments in larger companies, as intermediate capitalization size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

Mortgage risk. Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans and are subject to certain risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that has exposure to mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because such portfolio will have to reinvest that money at the lower prevailing interest rates.

Most mortgage-backed securities are issued by federal government agencies such as Ginnie Mae, or by government sponsored enterprises such as Freddie Mac or Fannie Mae. Principal and interest payments on mortgage-backed securities issued by the federal government and some Federal government agencies, such as Ginnie Mae, are guaranteed by the Federal government and backed by the full faith and credit of the United States. Mortgage-backed securities issued by other government agencies or government sponsored enterprises, such as Freddie Mac or Fannie Mae, are backed only by the credit of the government agency or enterprise and are not backed by the full faith and credit of the United States. Fannie Mae and Freddie Mac are authorized to borrow from the U.S. Treasury to meet their obligations. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future. Private mortgage-backed securities are issued by private corporations rather than government agencies and are subject to credit risk and interest rate risk. The risks associated with investments in mortgage-related securities, particularly credit risk and liquidity risk, are heightened for investments in sub-prime mortgage-related securities.

Fannie Mae and Freddie Mac hold or guarantee approximately $5 trillion worth of mortgages. The value of the companies' securities has fallen sharply in 2008 due to concerns that the firms do not have sufficient capital to offset losses resulting from the mortgage crisis. In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas Fannie Mae and Freddie Mac could buy, and until 2009, to lend Fannie Mae and Freddie Mac emergency funds and to purchase the entities' stock. On September 6, 2008, at the request of the Secretary of the U.S. Treasury, the Chairman of the Board of Governors of the Federal Reserve and the Director of the FHFA, each of Freddie Mac's and Fannie Mae's boards of directors adopted resolutions consenting to putting the respective companies into conservatorship. After obtaining these consents, the Director of FHFA appointed FHFA as the conservator of each of Fannie Mae and Freddie Mac on September 6, 2008. Fannie Mae and Freddie Mac report that as of November 7, 2008 and November 14, 2008, respectively, the conservator for each company has advised them that it has not disaffirmed or repudiated any contracts entered into by Fannie Mae or Freddie Mac prior to its appointment as conservator. The effect that this conservatorship will have on the companies' debt and equities is unclear. Each of Fannie Mae and Freddie Mac has been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

Non-diversification risk. The chance that a Portfolio's performance may be disproportionately hurt by the performance ofrelatively few securities. A Portfolio which is non-diversified may invest more of its assets in a smaller number of issuers than a diversified Portfolio. Concentrating investments may result in greater potential losses for Portfolios investing in a broader variety of issuers. A Portfolio may be more susceptible to adverse developments affecting a single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio turnover risk. A Portfolio may actively and frequently trade its portfolio securities to achieve its investment objective. This may occur due to active portfolio management by the Portfolio's Subadviser. High portfolio turnover results in higher transaction costs (such as brokerage commissions, dealer mark-ups and other transaction-related expenses), which can adversely affect a Portfolio's performance. Each Subadviser generally will not consider the length of time a Portfolio has held a particular security in making investment decisions. In fact, each Subadviser may engage in active trading on behalf of a Portfolio—that is, frequent trading of its securities—in order to take advantage of new investment opportunities or return differentials. Each Portfolio's turnover rate may be higher than that of other mutual funds due to the Subadviser's investment strategies.

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In addition, certain Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for Prudential to manage the guarantees offered in connection with these benefit programs, Prudential generally: (i) limits the number and types of variable sub-accounts in which contract holders may allocate their account values and (ii) requires contract holders to participate in certain specialized asset transfer programs. The use of these asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. This is particularly true for th Target Maturity Portfolios and the AST Investment Grade Bond Portfolio. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant Subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant Subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Prepayment or call risk. Prepayment or call risk is the risk that issuers will prepay fixed-rate obligations held by a Portfolio when interest rates fall, forcing the Portfolio to reinvest in obligations with lower interest rates than the original obligations. Mortgage-related securities and asset-backed securities are particularly subject to prepayment risk.

Real estate risk. Certain Portfolios may invest in REITs and real estate-linked derivative instruments. Such on emphasis on these types of investments will subject a Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. An investment in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Selection risk. The risk that the securities, derivatives, and other instruments selected by a Portfolio's Subadviser will underperform the market, the relevant indices or other funds with similar investment objectives and investment strategies, or that securities sold short will experience positive price performance.

Short sale risk. A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security's price will decline, exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited, although for fixed-income securities an interest rate of 0% forms an effective limit on how high a securities' price would be expected to rise. Although certain Portfolios may try to reduce risk by holding both long and short positions at the same time, it is possible that a Portfolio's securities held long will decline in value at the same time that the value of the Portfolio's securities sold short increases, thereby increasing the potential for loss.

Small company risk. The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio's ability to sell these securities. Such investments may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The securities of smaller companies may be less liquid than others, which may make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

Underlying Fund risk. The value of an investment in a Portfolio will be related in large part to the investment performance of any of the Portfolio's investments in an underlying fund. Therefore, the principal risks of investing in such a Portfolio are closely related to the principal risks associated with the underlying portfolio and its investments as well as exposing the Portfolio to a pro rata portion of the underlying portfolio's fees and expenses.

U.S. government and agency securities risk. In addition to market risk, interest rate risk and credit risk, such securities may limit a Portfolio's potential for capital appreciation. Not all U.S. Government securities are insured or guaranteed by the U.S. Government, some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Mortgage-backed securities issued by government sponsored enterprises such as Freddie Mac or Fannie Mae are not backed by the full faith and credit of the United States.

Other debt obligations issued or guaranteed by the U.S. government and government-related entities risk.Securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the GNMA, the Farmers Home Administration, the Export-Import Bank, and the Small Business Administration are backed by the full faith and credit of the United States. Obligations of the FNMA, the FHLMC, the Federal Home Loan Bank, the Tennessee Valley Authority and

17

the United States Postal Service are not backed by the full faith and credit of the U.S. Government. In the case of securities not backed by the full faith and credit of the United States, a Portfolio generally must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. The yield and market value of these securities are not guaranteed by the U.S. government or the relevant government sponsored enterprise.

Valuation Risk. Due to the nature of some Portfolios' investments and the market environment, a portion of a given Portfolio's assets may be valued at fair value pursuant to guidelines established by the Fund's Board of Trustees. A Portfolio's assets may be valued using prices provided by a pricing service or, alternatively, a broker-dealer or other market intermediary (sometimes just one broker-dealer or other market intermediary) when other reliable pricing sources may not be available. No assurance can be given that such prices accurately reflect the price a Portfolio would receive upon sale of a security. To the extent a Portfolio sells a security at a price lower than the price it has been using to value the security, its net asset value will be adversely affected. When a Portfolio invests in Underlying Portfolios that are not advised, managed, or sponsored by the Investment Managers or their affiliates (collectively, the Underlying Non-Prudential Portfolios), it will generally value its investments in those Underlying Non-Prudential Portfolios based upon net asset valuation determinatinos provided by the Underlying Non-Prudential Portfolios. These values may not be precisely the same as if the investments of the Underlying Non-Prudential Portfolios had been valued using the procedures employed by a Portfolio to value its own assets. In addition, if there is wide variation in hte fair value estimates produced by the market participants with respect to investments held by a Portfolio, such variations may make it harder for the Portfolio to sell that investment (i.e., such variation may tend to increase liquidity risk).

Valuation of Private Real Estate-Related Investments risk. Private real estate-related investments owned by the Global Real Estate Portfolio will be fair valued each day using a methodology set forth in Valuation Policies and Procedures adopted by the Board of the Trust that incorporate periodic independent appraised value of the properties. An appraisal is an estimate of market value. The realizable market value of real estate depends to a great extent on economic and other conditions beyond the control of the Global Real Estate Portfolio.

Value Style risk. Certain stocks purchased by the Emerging Markets Equity Portfolio may be undervalued due to adverse economic conditions or other near-term difficulties that cause them not to achieve their expected financial potential. Undervaluation may also arise because companies are misunderstood by investors or because they are out of step with favored market themes.

Yankee obligations risk. Yankee obligations are U.S. dollar-denominated debt securities of foreign corporations issued in the United States and U.S. dollar-denominated debt securities issued or guaranteed as to payment of principal and interest by governments, quasi-governmental entities, government agencies, and other governmental entities of foreign countries and supranational entities, which securities are issued in the United States. Debt securities of quasi-governmental entities are issued by entities owned by either a national, state, or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Investments in the securities of foreign corporations and governments, even those denominated in U.S. dollars, involve certain risks not typically associated with investments in domestic issuers. The values of the securities of foreign corporations and governments are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, such as changes in economic or monetary policies. In addition, Yankee obligations may be less liquid than the debt obligations of U.S. issuers. In general, less information is publicly available about foreign corporations than about U.S. companies. Foreign corporations are generally not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Some securities issued by foreign governments or their subdivisions, agencies, and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a foreign government, it may be difficult for the Portfolio to pursue its rights against such government in that country's courts. Some foreign governments have defaulted on principal and interest payments. In addition, a Portfolio's investments in Yankee obligations may be subject to the risk of nationalization or expropriation of a foreign corporation's assets, imposition of currency exchange controls, or restrictions on the repatriation of non-U.S. currency, confiscatory taxation, political or financial instability and adverse diplomatic developments.These risks are heightened in all respects with respect to Yankee obligations issued by foreign corporations and governments located in emerging markets.

Principal Risks: Funds of Funds

"Fund of Funds" Structure Description. As previously discussed, each of the Dynamic and Tactical Asset Allocation Portfolios, as well as the Academic Strategies Asset Alloction Portfolio (each, a Fund of Funds, and collectively, the Funds of Funds) is a "fund of funds." That means that each Fund of Funds invests primarily or exclusively in shares of other pooled investment vehicles (collectively, the Underlying Portfolios), including, without limitation, other Portfolios of the Fund (collectively, the Underlying Trust Portfolios). Each Fund of Funds has its own target asset allocation and will invest in different combinations of Underlying Portfolios. The value of mutual fund shares will fluctuate. As a result, the investment performance of each Fund of Funds will depend on how its assets are allocated and reallocated among the Underlying Portfolios. Because each of the Funds of Funds invests primarily or exclusively in shares of the Underlying Trust Portfolios under normal circumstances, the risks associated with each Fund of Funds will be closely related to the risks associated with the securities and other investments held by the relevant Underlying Portfolios. The ability of each

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Fund of Funds to achieve its investment objective will depend on the ability of the relevant Underlying Portfolios to achieve their respective investment objectives.

Asset Allocation risk. Asset allocation risk is the risk that an AA Subadviser may allocate assets to an asset class that underperforms other asset classes. For example, a Tactical Asset Allocation Portfolio may be overweighed in the equity asset class when the stock market is falling and the fixed-income market is rising. Likewise, a Tactical Asset Allocation Portfolio may be overweighed in the fixed-income asset class when the stock market is falling and the equity markets are rising.

Asset Program Transfer Risk. Investments in the Funds of Funds are subject to asset transfer program risk. For a description of this risk factor, please see the information above under the caption "Principal Risks."

Underlying Fund Risk. The value of an investment in an Fund of Funds will be related in part to the investment performance of any Underlying Portfolio in which it invests. Therefore, to the extent an Fund of Funds invests in Underlying Portfolios, the principal risks of investing in the Fund of Funds will be related to the principal risks associated with those Underlying Portfolios and their investments. The risks associated with the securities and investment methods that the Underlying Portfolios may invest in or use are described above under the caption "Principal Risks." Investing in an Underlying Portfolio will also expose the relevant Fund of Funds to a pro rata portion of the Underlying Portfolio's fees and expenses. Underlying Portfolios that are not registered under the federal securities laws are not subject to the same level of regulation as are registered investment companies, including investor protection laws, rules, and regulations.

Underlying Portfolio Selection Risk. Underlying Portfolio selection risk is the risk that the Underlying ETFs selected by the AA Subadvisers and the Underlying Trust Portfolios selected by PI will underperform relevant markets, relevant indices, or other mutual funds with similar investment objectives and strategies.

Underlying Trust Portfolios: Potential Conflicts of Interest and Subadviser Selection Risk. Under normal circumstances, the Dynamic Asset Allocation Portfolios invests 100% of their respective assets in shares of Underlying Trust Portfolios while not less than 90% of each Tactical Asset Allocation Portfolio's assets are invested in shares of Underlying Trust Portfolios. In addition, the AST Academic Strategies Asset Allocation Portfolio normally invests approximately 65% of its assets in shares of Underlying Trust Portfolios. These investments in Underlying Trust Portfolio shares may be subject to certain potential conflicts of interest. As described above, the Investment Managers have engaged the Subadvisers to conduct the investment programs of the Underlying Trust Portfolio, including the purchase, retention and sale of portfolio securities and investments. Subadvisory fees are paid by the Investment Managers to the relevant Subadvisers out of the management fees received by the Investment Managers from the Underlying Trust Portfolios. Because the amount of fees to be retained by the Investment Managers will differ depending upon which Underlying Trust Portfolios are used in connection with the Funds of Funds, it is possible that the interests of the Investment Managers and Contract owners could conflict. In addition, the Investment Managers may have an incentive to take into account the effect on an Underlying Trust Portfolio in which a Fund of Funds may invest in determining whether, and under what circumstances, to purchase or sell shares in that Underlying Trust Portfolio. As a result, it is possible that the interests of the Underlying Trust Portfolio may not be consistent with those of a Fund of Funds.

Each Fund of Funds' investments in the Underlying Trust Portfolios will also be subject to subadviser selection risk. Subadviser selection risk is the risk that the Investment Managers' decision to select or replace a subadviser for an Underlying Trust Portfolio does not produce the intended result. The Investment Managers, however, are not responsible for the day-to-day management of the Underlying Trust Portfolios.

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Introduction to Past Performance

A number of factors, including risk, can affect how a Portfolio performs. The bar charts and tables on the following pages demonstrate the risk of investing in each Portfolio by showing how returns can change from year to year and by showing how each Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that a Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the charts and tables on the following pages are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for a Portfolio would have been lower.

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Past Performance: Asset Allocation Portfolios

AST Academic Strategies Asset Allocation Portfolio

Annual Returns

Best Quarter	Worst Quarter
6.05%(4th quarter of 2006)	-16.24%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	Since Inception (12/5/05)
Portfolio	-31.83%	-5.72%
Standard & Poor's 500 Index*	-36.99%	-8.13%
Primary Blended Index**	-23.15%	-2.02%
Secondary Blended Index***	-22.06%	-2.55%
Prior Primary Blended Index+	-25.11%	-2.93%
Prior Secondary Blended Index++	-24.06%	-3.24%

Note: Prior to July 21, 2008, the Portfolio was known as the AST Balanced Asset Allocation Portfolio. Effective July 21, 2008, the Portfolio added new Subadvisers, changed its investment objective, policiesn, strategy, and expense structure. The performance figures furnished above prior to July 21, 2008 reflects the investment performance, investment operations, investment policies, investment strategies, and expense structure of the former AST Balanced Asset Allocation Portfolio and is not representative of the current Subadvisers or investment objective, polices, strategy, and expense structure.

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Primary Blended Index consists of the Russell 3000 Index (20%), MSCI EAFE Index (20%), Barclays Capital Aggregate Bond Index (formerly, the Lehman Brothers Aggregate Bond Index)(25%), Dow Jones Wilshire REIT Index (10%), Dow Jones - AIG Commodities Index (10%), and Merrill Lynch 90-Day U.S. Treasury Bill Index (15%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the portfolio

***The Secondary Blended Index consists of the SP 500 Index (60%), and Barclays Capital Aggregate Bond Index (formerly, the Lehman Brothers Aggregate Bond Index)(40%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the portfolio

+Prior Primary Blended Index consists of Russell 3000 Index (52%), MSCI EAFE Index (GD) (13%), and Barclays Capital Aggregate Bond Index(formerly, the Lehman Brothers Aggregate Bond Index) (35%). The GD (gross dividends) version of the MSCI EAFE Index does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio. The Portfolio's use of this Index has been discontinued.

++Prior Secondary Blended Index consists of the Standard & Poor's 500 Index (65%) and the Barclays Capital Aggregate Bond Index (formerly, the Lehman Brothers Aggregate Bond Index) (35%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio. The Portfolio's use of this Index has been discontinued.

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AST Balanced Asset Allocation Portfolio

Annual Returns

Best Quarter	Worst Quarter
5.31%(4th quarter of 2006)	-14.63%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	Since Inception (12/5/05)
Portfolio	-28.70%	-4.67%
Standard & Poor's 500 Index*	-36.99%	-8.13%
Primary Blended Index**	-23.05%	-2.25%
Secondary Blended Index***	-20.94%	-1.57%
Prior Primary Blended Index****	-20.94%	-1.57%
Prior Secondary Blended Index*****	-20.02%	-1.85%

Note: Prior to July 21, 2008 the Portfolio was known as the AST Conservative Asset Allocation Porfolio. EffectiveJuly 21, 2008, the Portfolio added new Subadvisers and changesd its investment objective, policies, strategy, and expense structure. The performance history furnished above prior to July 21, 2008 reflects the investment performance, investment operations, investment policies and investment strategies of the former AST Conservative Asset Allocation Porfolio, and does not represent the acutal or predicted performance of the current Portfolio.

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Primary Blended Index consists of the Russell 3000 Index (48%), Barclays Capital U.S. Aggregate Bond Index (formerly, the Lehman Brothers Aggregate Bond Index) (40%) and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (12%). The GD (gross dividends) version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***The Secondary Blended Index consists of the Russell 3000 Index (44%), Barclays Capital U.S. Aggregate Bond Index (formerly, the Lehman Brothers Aggregate Bond Index) (45%) and MSCI EAFE Index (GD) (11%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

****Prior Primary Blended Index consists of Russell 3000 Index (44%), Barclays Capital U.S. Aggregate Bond Index (formerly, the Lehman Brothers Aggregate Bond Index) (45%) and MSCI EAFE Index (GD) (11%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The Portfolio's use of this Index has been discontinued and replaced by the Primary Blended Index due to the Portfolio's new Subadvisers and investment strategy.

*****Prior Secondary Blended Index consists of the Standard & Poor's 500 Index (55%) and the Barclays Capital U.S. Aggregate Bond Index (formerly, the Lehman Brothers Aggregate Bond Index) (45%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The Portfolio's use of this Index has been discontinued and replaced by the Secondary Blended Index due to the Portfolio's new Subadvisers and investment strategy.

22

AST Capital Growth Asset Allocation Portfolio

Annual Returns

Best Quarter	Worst Quarter
7.25%(4th quarter of 2006)	-18.12%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	Since Inception (12/5/05)
Portfolio	-34.94%	-6.51%
Standard & Poor's 500 Index*	-36.99%	-8.13%
Primary Blended Index**	-29.12%	-4.29%
Secondary Blended Index***	-31.06%	-4.97%

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Primary Blended Index consists of the Russell 3000 Index (60%), the MSCI EAFE Index (GD) (15%) and the Barclays Capital Aggregate Bond Index (25%). The GD (gross dividends) version of the MSCI EAFE Index does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Secondary Blended Index consists of the Standard & Poor's 500 Index (75%) and the Barclays Capital Aggregate Bond Index (25%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

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AST Preservation Asset Allocation Portfolio

Annual Returns

Best Quarter	Worst Quarter
4.11%(3rd quarter of 2007)	-9.00% (4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	Since Inception (12/5/05)
Portfolio	-19.48%	-1.66%
Standard & Poor's 500 Index*	-36.99%	-8.13%
Blended Index**	-12.06%	1.10%
Secondary Blended Index***	-11.44%	0.91%

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**Primary Blended Index consists of Russell 3000 Index (28%), MSCI EAFE Index (GD) (7%), and Barclays Capital Aggregate Bond Index (65%). The GD (gross dividends) version of the MSCI EAFE Index does not reflect the impact of withholding taxes on reinvested dividends. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***Secondary Blended Index consists of the Standard & Poor's 500 Index (35%) and the Barclays Capital Aggregate Bond Index (65%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

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Past Performance: Fixed Income Portfolios

AST Money Market Portfolio

Annual Returns

Best Quarter	Worst Quarter
1.77% (3rd quarter of 2000)	0.13% (4th quarter of 2003)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 years
Portfolio	2.51%	3.10%	3.18%
Lipper Variable Insurance Products (VIP) Money Market Funds Average*	2.23%	3.00%	3.15%

*The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

7-Day Yield (as of 12/31/08)
AST Money Market Portfolio*	1.15%
Average Money Market Fund**	0.89%

*The Portfolio's yield is after deduction of expenses and does not include contract charges.

**Source: iMoneyNet, Inc., as of December 30, 2008, based on the iMoneyNet Prime Retail Universe.

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Fees and Expenses of the Portfolios

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios. Unless otherwise indicated, the fees and expenses shown below are based upon each Portfolio's expenses for the year ended December 31, 2008 and are expressed as a percentage of the average daily net assets of each Portfolio. Expenses may vary in future years.

The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets, in %)
	Shareholder Fees (fees paid directly from your investment)	Management Fees[4]	Distribution (12b-1) Fees	Other Expenses[1]	Acquired Portfolio Fees & Expenses [2]	Total Annual Portfolio Operating Expenses [3]
AST Academic Strategies Asset Allocation	None	.72*	None	.08	.74**	1.54***
AST Balanced Asset Allocation	None	.15	None	.02	.93	1.10
AST Capital Growth Asset Allocation	None	.15	None	.01	.96	1.12
AST Preservation Asset Allocation	None	.15	None	.02	.87	1.04
AST Money Market	None	.50	None	.12	-	.62

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Example

The following Example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Because the following example does not include the effect of Contract charges, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus. The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio's total operating expenses remain the same (including the indirect expenses of any acquired portfolios in which the Portfolio invests), except for any contractual fee waivers and overall expense limitations that may be in effect for the one year period in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expense Example
	1 Year	3 Years	5 Years	10 Years
AST Academic Strategies Asset Allocation	157	486	839	1,835
AST Balanced Asset Allocation	112	350	606	1,340
AST Capital Growth Asset Allocation	114	356	617	1,363
AST Preservation Asset Allocation	106	331	574	1,271
AST Money Market	63	199	346	774

1 Shares of the Portfolios are generally purchased through variable insurance products. The Trust has entered into arrangements with the issuers of the variable insurance products offering the Portfolios under which the Trust compensates the issuers 0.10% for providing ongoing services to Portfolio shareholders in lieu of the Trust providing such services directly to shareholders. Amounts paid under these arrangements are included in "Other Expenses." Subject to the expense limitations set forth below, for each Portfolio of the Trust, except as described below, the Investment Managers have agreed to voluntarily waive a portion of the 0.10% administrative services fee, based on the average daily net assets of each Portfolio of the Trust, as set forth in the table below:

Average Daily Net Assets of Portfolio	Fee Rate Including Waiver
Up to and including $500 million	0.10% (no waiver)
Over $500 million up to and including $750 million	0.09%
Over $750 million up to and including $1 billion	0.08%
Over $1 billion	0.07%

The Fund of Funds will not be directly subject to the administrative services fee to the extent they invest in Underlying Trust Portfolios. The Underlying Trust Portfolios in which a Fund of Funds invest, however, will be subject to the administrative services fee. Because the Dynamic Asset Allocation Portfolios generally invest all of their assets in Underlying Trust Portfolios, the Dynamic Asset Allocation Portfolios generally will not be directly subject to the administrative services fee. Because the AST Academic Strategies Asset Allocation Portfolio generally invests approximately 65% of its assets in Underlying Trust Portfolios, only 35% of its assets generally will be directly subject to the administrative services fee. In determining the administrative services fee, only assets of a Fund of Funds that are not invested in Underlying Trust Portfolios will be counted as average daily net assets of the relevant Portfolio for purposes of the above-referenced breakpoints. This will result in a Fund of Funds paying higher administrative services fees than if all of the assets of a Fund of Funds were counted for purposes of computing the relevant administrative services fee breakpoints.

2 Some of the Portfolios invest in other investment companies (the Acquired Portfolios). For example, each Fund of Funds invests in shares of Underlying Trust Portfolios, and some Portfolios invest in other mutual funds, including the Dryden Core Investment Fund. Investors in a Portfolio indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown under "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios in which each Portfolio invested during the year ended December 31, 2008. The Dynamic Asset Allocation Portfolios do not pay any transaction fees when purchasing or redeeming shares of the Acquired Portfolios.

When a Portfolio's "Acquired Portfolio Fees and Expenses" are less that 0.01%, such expenses are included in the column titled "Other Expenses." This may cause the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables of such Portfolios.

Portfolio	Fee Waiver and/or Expense Limitation
AST Large-Cap Value	0.84%
AST Cohen & Steers Realty	0.97%
AST American Century Income & Growth	0.87%
AST High Yield	0.88%
AST Money Market	0.56%
AST JPMorgan International Equity	1.01%
AST Neuberger Berman Mid-Cap Growth	1.25%

4 The management fee rate shown in the "management fees" column is based on the indicated Portfolio's average daily net assets as of the fiscal year ended December 31, 2008, except that the fee rate shown does not reflect the impact of any contractual or voluntary management fee waivers that may be applicable and which would result in a reduction in the fee rate paid by the Portfolio.

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The management fee rate for certain Portfolios may include "breakpoints" which are reduced fee rates that are applicable at specified levels of Portfolio assets; the effective fee rates shown in the table reflect and incorporate any contractual fee "breakpoints" which may be applicable.

* The only investment management fee to be paid directly to the Investment Managers by the AST Academic Strategies Asset Allocation Portfolio will be the Portfolio's annualized contractual investment management fee of 0.72% of its average daily net assets. Since the AST Academic Strategies Asset Allocation Portfolio is expected to invest approximately 65% of its assets in Underlying Trust Portfolios under normal circumstances, the Portfolio will also indirectly pay investment management fees on its investments in the Underlying Trust Portfolios. To the extent that the other Fund of Funds invest their assets in Underlying Trust Portfolios, such Fund of Funds will also indirectly pay investment management fees on its investment in the Underlying Trust Portfolios.

** The AST Academic Strategies Asset Allocation Portfolio indirectly incurs a pro rata portion of the fees and expenses of the Acquired Portfolios in which it invests. From January 1, 2008 to July 20, 2008, the Academic Strategies Portfolio was known as the AST Balanced Asset Allocation Portfolio (the Balanced Portfolio). The Balanced Portfolio invested all of its assets in Acquired Portfolios. The actual annualized "Acquired Portfolio Fees and Expenses" for the Balanced Portfolio were 0.88% for the period January 1, 2008 to July 20, 2008. As set forth above, under normal conditions, the Academic Strategies Portfolio invests approximately 65% of its assets in Acquired Portfolios. The actual annualized "Acquired Portfolio Fees and Expenses" for the Academic Strategies Portfolio were 0.735% for the period July 21, 2008 to December 31, 2008. The Investment Managers have voluntarily agreed to reimburse expenses and/or waive fees so that the Academic Strategies Portfolio's "Acquired Portfolio Fees and Expenses" on an annualized basis do not exceed 0.685% of the Academic Strategies Portfolio's average daily net assets based on the daily calculation described below. This arrangement will be monitored and applied daily based upon the AST Academic Strategies Asset Allocation Portfolio's then current holdings of Acquired Portfolios and the expense ratios of the relevant Acquired Portfolios as of their most recent fiscal year end. Because the expense ratios of the relevant Acquired Portfolios change over time and may be higher than the expense ratios as of their most recent fiscal year end, the AST Academic Strategies Asset Allocation Portfolio's actual annualized "Acquired Portfolio Fees and Expenses" were higher than 0.685% of the Portfolio's average daily net assets. These arrangements relating to the Portfolio's "Acquired Portfolio Fees and Expenses" are voluntary and are subject to termination or modification at any time without prior notice.

*** The Investment Managers have contractually agreed to reimburse expenses and/or waive fees so that the AST Academic Strategies Asset Allocation Portfolio's investment management fees plus "Other Expenses" (exclusive in all cases of taxes, interest, brokerage commissions, distribution fees, dividend and interest expense, if any, related to short sales, and extraordinary expenses) do not exceed 0.80% of the Portfolio's average daily net assets during the Portfolio's first year of operations (i.e., July 21, 2008 through July 20, 2009).

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MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Introduction

We describe each Portfolio's investment objective and policies on the following pages. We describe certain investment instruments that appear below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios.

Although we make every effort to achieve each Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Trustees can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Asset Allocation Portfolios: Investment Objectives & Policies

AST Academic Strategies Asset Allocation Portfolio

Investment Objective: The investment objective of the Portfolio is to seek long-term capital appreciation. This investment objective is a non-fundamental investment policy of the Portfolio and may be changed by the Board without shareholder approval. No guarantee can be given that the Portfolio will achieve its investment objective, and the Portfolio may lose money.

Principal Investment Policies
The Portfolio will be a multi-asset class fund that pursues both top-down asset allocation strategies and bottom-up selection of securities, investment managers, and mutual funds. Under normal circumstances, it is currently expected that approximately 60% of the Portfolio's assets will be allocated to traditional asset classes and approximately 40% of the Portfolio's assets will be allocated to non-traditional asset classes. Those percentages are subject to change by the Investment Managers.

The overall asset allocation strategy for the Portfolio is determined by QMA and the Investment Managers in consultation with the Consultant, a consultant that has been retained by AST. The assets of the Portfolio may, but are not required to, be allocated among various traditional and non-traditional asset classes and the related investment categories and strategies as shown below.

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Traditional Asset Classes
U.S. Large- Cap Equity	Growth Value Core
U.S. Mid-Cap Equity	Growth Value
U.S. Small-Cap Equity	Growth Value Developed Markets Value Emerging Markets
International Equity	Developed Markets Growth International (Un-hedged) Emerging Markets
Fixed-Income	U.S. Investment Grade U.S. High-Yield

Non-Traditional Asset Classes
Real Estate	U.S. Real Estate International Real Estate
Real Return*	Commodities Inflation-Indexed Securities Global Infrastructure
Alternative	Long/Short Market-Neutral Global Tactical Asset Allocation Volatility Income Strategy Hedge Fund Replication Overlay Long/Short Equity Event Driven Distressed Debt Currency Private Equity

* Real return means the annual percentage return realized on an investment, which is adjusted for changes in prices due to inflation or other external effects. Real return strategies generally seek to provide a return over the rate of inflation.

The Consultant is expected to use academic research on asset allocation along with various quantitative and qualitative research methods to produce a proposed strategic allocation for the Portfolio among the various traditional and non-traditional asset classes and the related investment categories and strategies. QMA and the Investment Managers are then expected to review the proposed strategic allocation from the Consultant. QMA and the Investment Managers will adjust the proposed strategic allocation based upon their own: (i) forward-looking assessment of global macroeconomic, market, financial, currency, security valuation, and other factors and (ii) quantitative and qualitative evaluation of the risks associated with investments in the relevant investment categories and strategies. PI will then: (i) identify other pooled investment vehicles, including, without limitation, open-end or closed-end investment companies, exchange-traded funds, unit investment trusts, domestic or foreign private investment pools (including investment companies not registered under the 1940 Act, such as "hedge funds") (collectively referred to herein as Underlying Portfolios) that may be used as fulfillment options for the specific investment categories or strategies and (ii) establish specific weighted combinations of Underlying Funds that are consistent with the Portfolio's then-current asset allocation. PI will also seek to identify and retain Subadvisers to directly manage all or a portion of the assets that are allocated to a particular investment category or strategy. Under normal circumstances, the Portfolio will invest approximately 65% of its assets in other portfolios of the Trust

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(collectively, the Underlying Trust Portfolios). The Subadvisers directly manage the remaining 35% of the Portfolio's assets under normal circumstances. Those percentages are subject to change by the Investment Managers and QMA.

PI will monitor the amount of active risk taken within the various investment categories and strategies by conducting holdings-based and returnsbased analyses of the Portfolio's direct and indirect portfolio holdings. QMA and the Investment Managers also expect to meet periodically with the Consultant. QMA and the Investment Managers, in consultation with the Consultant, will seek to opportunistically modify the allocations among the various investment categories and strategies, the Underlying Funds, and the Subadvisers based upon the latest academic research and their ongoing assessment of the above-referenced factors. The extent to which any recommendations from the Consultant are adopted is determined by the Investment Managers and QMA.

Other Investments. As set forth above, it is currently expected that the Portfolio will invest a substantial portion of its assets in Underlying Trust Portfolios. It is currently further expected the Subadvisers will directly manage the remaining portion of the Portfolio's assets. Under the 1940 Act, the Subadvisers may invest Portfolio assets in "securities" (e.g. common stocks, bonds, etc.) and futures contracts, options on futures contracts, swap agreements, and other financial and derivative instruments that are not "securities" within the meaning of the 1940 Act (collectively, Other Investments).

Investments in Traditional Asset Classes. With the exception of the International (Un-Hedged) and Emerging Markets investment categories within the Fixed-Income asset class, it is currently expected that exposure to all of the remaining traditional investment categories will be obtained through investments in Underlying Trust Funds. PIMCO will serve as the Subadviser to the International (Un-Hedged) and Emerging Markets investment categories.

Underlying Trust Funds. The principal investments of the Underlying Trust Funds that are currently expected to be used in connection with the traditional asset classes are described below. Consistent with the investment objectives and policies of the Portfolio, other Underlying Trust Funds from time to time may be added to, or removed from, the list of Underlying Trust Funds that may be used in connection with the Portfolio.

Underlying Trust Fund	Principal Investments	Traditional Investment Category
AST Marsico Capital Growth	Invests primarily in common stocks, with the majority of the Portfolio's assets in large capitalization stocks	Domestic Large- Cap Equity Growth
AST T. Rowe Price Large- Cap Growth	Invests predominantly in the equity securities of a limited number of large, high-quality U.S. companies	Domestic Large- Cap Equity Growth
AST QMA US Equity Alpha	The Portfolio will use a long/short investment strategy. This means the Portfolio shorts a portion of the Portfolio and uses the proceeds of the shorts, or other borrowings, to purchase additional stocks long. Primarily invests at least 80% of its net assets plus borrowings, if any, for investment purposes in equity and equity-related securities of U.S. issuers.	Domestic Large- Cap Equity Core
AST AllianceBernstein Growth & Income	Invests primarily in common stocks that are believed to be selling at reasonable valuations in relation to their fundamental business prospects	Domestic Large- Cap Equity Value
AST Large-Cap Value	Invests primarily in common stocks and securities convertible into common stocks of large cap companies	Domestic Large- Cap Equity Value
AST Neuberger Berman Mid-Cap Growth	Invests primarily in common stocks of medium capitalization companies	Domestic Mid-Cap Equity Growth
AST Mid-Cap Value	Invests primarily in mid capitalization stocks that appear to be undervalued	Domestic Mid-Cap Equity Value
AST Federated Aggressive Growth	Invests primarily in the stocks of small companies that are traded on national exchanges, NASDAQ stock exchange and the over-the-counter market	Domestic Small- Cap Equity Growth
AST Small-Cap Value	Invests primarily in stocks and equity-related securities of small capitalization companies that appear to be undervalued	Domestic Small- Cap Equity Value

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AST International Growth	Invests primarily in equity securities of foreign companies	International Equity: Developed Markets Growth
AST International Value	Invests primarily in equity securities of foreign companies	International Equity: Developed Markets Value
AST Parametric Emerging Markets Equity	Invests primarily in equity securities of issuers located in emerging market countries or included (or considered for inclusion) as emerging market issuers in one or more broad-based market indices.	International Equity: Emerging Markets
AST PIMCO Total Return Bond	Invests primarily in fixed-income securities of varying maturities	Domestic Investment Grade Fixed-Income
AST Western Asset Core Plus Bond	Invests primarily in a portfolio of fixed-income and debt securities of various maturities	Domestic Investment Grade Fixed-Income
AST PIMCO Limited Maturity Bond	Invests primarily in fixed-income securities of varying maturities, so that the Portfolio's expected average duration will be from one to there years.	Domestic Investment Grade Fixed-Income
AST High Yield	Invests primarily in fixed-income investments that, at the time of purchase, are rated below investment grade	High-Yield Debt
Taxable Money Market Series of Dryden Core Investment Fund	Invests primarily in short-term money market instruments issued by the U.S. Government, its agencies and instrumentalities, commercial paper, asset-backed securities, funding agreements, variable rate demand notes, bills, notes and other obligations issued by banks, corporations and other companies, and obligations issued by foreign banks, companies or governments	Money Market

International Fixed-Income (Un-Hedged) (PIMCO). Under normal circumstances, PIMCO will invest at least 80% of the net assets attributable to this investment category in fixed income instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. PIMCO will select the foreign country and currency compositions for this investment category based on an evaluation of various factors, including, but not limited to relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The average duration of the assets attributable to this investment category will normally vary within two years (plus or minus) of the duration of the JPMorgan GBI Global ex-U.S. FX NY Index Unhedged in USD. PIMCO will invest primarily in investment grade debt securities but may invest up to 10% of the total assets attributable to this investment category in high yield securities (also referred to as "junk bonds") rated B or higher by Moody's Investors Service Inc. (Moody's), or equivalently rated by Standard Poor's (S&P) or Fitch Ratings Ltd. (Fitch), or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 15% of the total assets attributable to this investment category in securities and instruments that are economically tied to emerging market countries. For purposes of this investment category, an emerging market country shall be any country defined as an emerging or developing economy by the World Bank or its related organizations, or the United Nations or its authorities, or if the country is considered an emerging market country for purposes of constructing emerging markets indices. PIMCO may concentrate the assets attributable to this investment category in a relatively small number of issuers. Also, PIMCO may invest up to 10% of the total assets attributable to this investment category in preferred stocks.

Emerging Markets Fixed-Income (PIMCO).For purposes of this investment category, an emerging market country shall be any country defined as an emerging or developing economy by the World Bank or its related organizations, or the United Nations or its authorities, or if the country is considered an emerging market country for purposes of constructing emerging markets indices. Under normal circumstances, PIMCO will invest at least 80% of the net assets attributable to this investment category in fixed income instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Such instruments may be denominated in non- U.S. currencies and the U.S. dollar. The average duration of the assets attributable to this investment category will normally vary within two years (plus or minus) of the duration of the JPMorgan Emerging Markets Bond Index. PIMCO will emphasize countries with relatively low gross national product per capita and with the potential for rapid economic growth. PIMCO will select the country and currency composition for this investment category based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors PIMCO believes to be relevant. PIMCO likely will concentrate the

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investment of assets attributable to this investment category in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. Also, PIMCO may invest up to 10% of the total assets attributable to this investment category in preferred stocks.

PIMCO may invest all of the assets attributable to this investment category in "junk bonds", subject to a maximum of 15% of such total assets in securities rated below B by Moody's, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may concentrate the assets attributable to this investment category in a relatively small number of issuers.

Investments in Non-Traditional Asset Classes. With the exception of the U.S. Real Estate and International Real Estate investment categories within the Real Estate asset class, it is expected that exposure to the remaining non-traditional investment categories will be obtained primarily through the allocation of Portfolio assets to certain Subadvisers. Consistent with the investment objectives and policies of the Portfolio, Underlying Funds from time to time may be added to, or removed from, the Portfolio's list of available investment options.

Real Estate. As of January 31, 2009, exposure to the U.S. real estate and international real estate investment categories will be obtained through investments in the AST Cohen Steers Real Estate Portfolio and the AST Global Real Estate Portfolio, respectively. The principal investments of these Underlying Trust Funds are described below.

Underlying Trust Fund	Principal Investments	Traditional Investment Category
AST Cohen & Steers Real Estate	Invests primarily in equity securities of real estate companies	Domestic Real Estate
AST Global Real Estate	Invests primarily in equity securities of real estate companies on a global basis	Global Real Estate

The Investment Managers have retained the Subadvisers listed below to directly manage the assets allocated to the indicated nontraditional investment categories and strategies.

Subadvisers	Investment Categories and Strategies
Prudential Bache Asset Management (Bache)	Commodities
Pacific Investment Management Company LLC (PIMCO)	Inflation-Indexed Securities
International Fixed- Income (Un-Hedged)
Emerging Markets Fixed-Income
Jennison Associates LLC (Jennison)	Global Infrastructure
QMA	Long/Short Market Neutral
Overlay
Mellon Capital Management Corporation (Mellon Capital)	Global Tactical Asset Allocation
Volaris Volatility Management Group, a unit of Credit Suisse Securities (USA) LLC (Volaris)	Volatility Income
First Quadrant, L.P.	Global Macro
AlphaSimplex Group LLC	Hedge Fund Replication

Commodities (Bache). Bache will seek to track the performance of the Bache Commodity IndexSM (the BCISM), a dynamic, long-only measure of the price behavior of various commodities traded in major exchanges worldwide. The primary objective of the BCISM is to provide broadbased exposure to global commodity markets. There are additional objectives of the BCI'sSM dynamic asset allocation methodology.

The first of these additional objectives is to provide broad, long-term diversified exposure to individual commodities within each major commodity sector (i.e., energy, metals, and agriculture) consistent with their overall importance to that sector as well as their market liquidity. The second additional objective is to ensure that the BCISM does not become dominated by a single commodity sector or by several commodities within a commodity sector. This is accomplished by employing upper and lower bounds on the market and commodity weights, and by frequent rebalancings of the weights of the individual commodities that comprise the BCISM . The third objective is to moderate the volatility inherent in the major commodity market sectors. This is accomplished by considering the optimized weights derived from the riskreturn profiles of mean-variance efficient portfolios that can be created with the three major commodity sectors. Additional risk reduction factors considered in the BCISM methodology include systematically: (i) reducing near-term exposure to commodity markets that are experiencing price declines and increasing allocations to cash and cash equivalents and (ii) reducing the pricing impact that BCISM -linked investment products will have on the underlying commodity markets. This is accomplished through a precise roll methodology. Lastly, given the dynamic nature of commodity markets, overall construction of the BCISM is monitored by an advisory committee. The advisory committee, which meets annually (and otherwise as necessary), may recommend changes in BCISM components as well as its methodology. The methodology of, and intellectual property rights in, the Bache Commodity IndexSMare proprietary to, and owned by, PFDS Holdings, LLC, a Prudential Financial company.

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Inflation-Indexed Securities (PIMCO). Under normal circumstances, PIMCO will invest at least 80% of the net assets attributable to this investment category in inflation-indexed bonds of varying maturities issued by the U.S. government and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of fixed income instruments. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. "Real return" equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. Effective duration takes into account that for certain bonds expected cash flows will fluctuate as interest rates change and is defined in nominal yield terms, which is market convention for most bond investors and managers. Durations for real return bonds, which are based on real yields, are converted to nominal durations through a conversion factor, typically between 20% and 90% of the respective real duration. All security holdings will be measured in effective (nominal) duration terms. Similarly, the effective duration of the Barclays Capital U.S. TIPS Index will be calculated using the same conversion factors. The effective duration of the assets attributable to this investment category will normally vary within three years (plus or minus) of the duration of the Barclays Capital U.S. TIPS Index.

PIMCO will invest the assets attributable to this investment category primarily in investment grade securities, but may invest up to 10% of the total assets attributable to this investment category in high yield securities ("junk bonds") rated B or higher by Moody's, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. PIMCO also may invest up to 80% of the total assets attributable to this investment category in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. PIMCO may invest up to 10% of the total assets attributable to this investment category in securities and instruments that are economically tied to emerging market countries. PIMCO will normally limit the foreign currency exposure (from non- U.S. dollar-denominated securities or currencies) for this investment category to 20% of its total assets. PIMCO may concentrate the assets attributable to this investment category in a relatively small number of issuers.

PIMCO may all of the assets attributable to this investment category in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. PIMCO may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). Also, PIMCO may invest up to 10% of the total assets attributable to this investment category in preferred stocks.

Global Infrastructure (Jennison). The Jennison Global Infrastructure strategy is a multi-cap, core strategy with an absolute return focus. This strategy focuses on investments in infrastructure companies and infrastructure-related companies located throughout the world. Infrastructure companies are involved in providing the foundation of basic services, facilities and institutions upon which the growth and development of a community depends. Infrastructure-related companies include wireless telecom firms that may or may not own the tower and companies involved in transport (shipping and trucking), construction, equipment manufacturing, and materials and aggregates. Assets held by infrastructure companies and infrastructure-related companies may include toll roads, airports, rail track, shipping ports, telecom infrastructure, hospitals, schools and utilities such as electricity, gas distribution networks and water. While Jennison believes its proprietary, fundamental research is critical for successful stock selection, Jennison also focuses on macroeconomic trends that may affect the companies in which it invests.

Long/Short Market Neutral (QMA).QMA's Long/Short Market Neutral strategy will use an objective, quantitative approach designed to exploit persistent mispricings among stocks and other related securities. The objective of this investment strategy is to provide consistent performance that is uncorrelated with the performance of the stock market. The portfolio holdings for this investment strategy will consist primarily of a broad universe of stocks. In general, this investment strategy will have long positions in companies

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that QMA deems relatively attractive and short positions in companies that QMA deems relatively unattractive, while also managing the overall risk of the assets attributable to this investment strategy.

Global Tactical Asset Allocation (Mellon Capital). This investment strategy will seek total return. To pursue this goal, Mellon Capital will normally utilize long and short positions in futures, options, or forward contracts to achieve timely and cost-effective investment exposure to global equity, bond, and currency markets, and in fixed-income securities. Mellon Capital will focus its investments among the major developed capital markets of the world, such as the U.S., Canada, Japan, Australia, and Western Europe. Mellon Capital will ordinarily invest in at least three countries. Although this strategy will focus on the world's major developed capital markets, Mellon Capital may invest up to 20% of the assets attributable to this investment strategy in emerging markets countries. Mellon Capital also will invest in fixed-income securities, such as bonds, notes and money market instruments, to provide exposure to bond markets and for liquidity and income.

Mellon Capital's portfolio management team will seek to deliver alpha by applying a systematic, quantitative investment approach designed to identify and exploit relative misvaluations across and within global capital markets. Alpha is a measure of the risk-adjusted performance of an investment that factors in the individual risk of the security and not overall market risk. Alpha is often described as "stock specific return." Active investment decisions to take long or short positions in individual country, equity, bond, and currency markets are driven by this quantitative investment process and seek to capitalize on alpha generating opportunities within and among the major developed capital markets of the world. Mellon Capital's portfolio management team will analyze the valuation signals and estimate the expected returns from distinct sources of alpha—country equity markets, country bond markets, stock versus bond markets, and currency allocation—to construct a portfolio of long and short positions allocated across individual country, equity, bond, and currency markets. Because there is generally no limitation as to the amount of assets that are required to be invested in any one asset class, the holdings for this investment strategy generally will not have the same characteristics as the benchmark index that Mellon Capital will generally use to evaluate investment performance.

Volatility Income (Volaris). This is an alternative investment strategy that seeks to generate volatility alpha from the persistent premium of index implied volatility relative to subsequent realized volatility. The strategy involves managing a diversified portfolio of option combinations consisting of long and short calls and puts. The combinations result in cash inflow with short options generating income and long options controlling risk. Positions are actively managed to mitigate sensitivity to market movements within acceptable risk tolerances. Volaris maintains strict risk controls to aid in the active management of the open positions in order to opportunistically reduce risk and/or increase returns in the strategy.

Global Macro (First Quadrant). This is an absolute return strategy that seeks to add value through a risk controlled, disciplined, active quantitative investment process. The strategy invests in five independent alpha categories (comprised of 24 uncorrelated strategies) that are long/short and span a wide variety of asset classes. Global Macro tactically allocates risk between the different categories of the strategy to take advantage of inefficiencies when there is the greatest opportunity for gains.

The five alpha-categories are:

  Global Asset Class Selection

  Stock Country Selection

  Bond Country Selection

  Currency Selection

  Volatility Management

Hedge Fund Replication (AlphaSimplex). AlphaSimplex seeks to achieve long and short exposure to global equity, bond, currency and commodity markets through a wide range of derivative instruments and direct investments. Under normal market conditions, AlphaSimplex typically will make extensive use of derivative instruments, in particular futures and forward contracts on global equity and fixed-income securities, securities indices (including both broad- and narrow-based securities indices), currencies, commodities and other instruments. These investments are intended to provide risk and return characteristics similar to those of a diversified portfolio of hedge funds.

AlphaSimplex seeks to generate absolute returns over time rather than track the performance of any particular index of hedge fund returns. In selecting investments, AlphaSimplex uses quantitative models to estimate the market exposures that drive the aggregate returns of a diverse set of hedge funds. These market exposures may include, for example, exposures to the returns of stocks, fixed-income securities (including U.S. and non-U.S. government securities), currencies and commodities. In estimating these market exposures, AlphaSimplex analyzes the returns of hedge funds included in one or more commercially available databases (for example, the Lipper TASS hedge fund database), and seeks to use a variety of derivative instruments to capture such exposures in the aggregate while adding value through dynamic allocation among market exposures and volatility management. AlphaSimplex will have great flexibility to allocate the strategy's derivatives exposure among various securities, indices, currencies, commodities and other instruments, and the amount of the assets that may be allocated to derivative strategies and among these various instruments is

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expected to vary over time. Whereas AlphaSimplex will not invest directly in hedge funds, it may invest in non-U.S. securities and instruments and securities and instruments traded outside the United States and expects to engage in non-U.S. currency transactions.

AlphaSimplex may engage in active and frequent trading of securities and other instruments. Frequent trading may produce high transaction costs, which may lower the strategy's return. As a temporary defensive measure, AlphaSimplex may hold any portion of its assets in cash and/or invest in money market instruments or high quality debt securities and take other defensive positions as it deems appropriate. AlphaSimplex may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal.

Overlay (QMA). Up to approximately 10% of the Portfolio's net assets will be allocated to the Overlay investment category subadvised by QMA. Up to approximately 5% of the assets attributable to this investment category will be used to take long and short positions in ETFs, exchange-traded notes, various futures contracts and other publicly-traded securities. QMA will analyze the publicly available holdings of the Portfolio and use a top-down approach to establish long and short tactical allocations among various components of the capital markets, including equities, fixed-income, and non-traditional assets. As such, this portion of the Overlay investment category is intended to function as an overlay for the entire Portfolio. The remaining assets attributable to this investment category may be allocated to: (i) index futures, other futures contracts, ETFs, and options thereon to provide liquid exposure to their respective equity and fixed-income benchmark indices and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions and any variation margin calls with respect to the futures contracts.

It is currently expected that exposure to some or all of the remaining non-traditional investment categories and strategies will be obtained through investments in Underlying Non-Prudential Portfolios. A general description of funds that pursue these types of investment strategies is provided below. The Investment Managers from time to time may: (i) seek exposure to additional non-traditional investment categories or strategies or (ii) retain additional Subadvisers to directly manage Portfolio assets to gain exposure to the then-available non-traditional investment categories or strategies. The Trust may, with Board approval, enter into or amend agreements with unaffiliated Subadvisers without shareholder approval pursuant to an exemptive order received by the Investment Managers and the Trust.

Long/Short Equity. Long/Short Equity funds invest on both long and short sides of equity markets, generally focusing on diversifying or hedging across particular sectors, regions, or market capitalizations. Fund managers generally have the flexibility to shift from value to growth investment styles; small to medium to large capitalization stocks; and net long to net short positions. Fund managers can also trade equity futures and options as well as equity related securities and debt or build portfolios that are more concentrated in sectors and/or industries than traditional long-only equity funds. Long/Short Equity funds generally tend to be more exposed to market risk (i.e., have a higher beta) than Long/Short Market Neutral funds.

Event Driven. Event Driven funds invest in various asset classes and seek to profit from the potential mispricing of securities related to a specific corporate or market event. Such events may include: mergers, bankruptcies, financial or operational stress, restructurings, asset sales, recapitalizations, spin-offs, litigation, regulatory and legislative changes as well as other types of corporate events. Event Driven funds can invest in equities, fixed-income instruments (e.g., investment grade debt, high-yield debt, bank debt, and convertible debt) options and various other derivatives. Many fund managers use a combination of strategies and adjust exposures based on the opportunity sets in each sub-sector.

Distressed Debt. Event Driven funds that focus on distressed situations invest across the capital structure of companies subject to financial or operational distress or bankruptcy proceedings. Such distressed securities tend to trade at substantial discounts to intrinsic value due to difficulties in assessing their proper value, lack of research coverage, or an inability of traditional investors to continue holding them. This strategy is generally long-biased in nature, but fund managers may take outright long, hedged, or outright short positions. The managers of distressed debt funds typically attempt to profit on the issuer's ability to improve its operation or the success of the bankruptcy process that ultimately leads to an exit strategy.

Currencies. Currency funds make investments that provide long and/or short exposure to selected currencies, including the U.S. dollar. These funds may actually hold currencies or gain long or short exposure to currencies through the use of options contracts and Other Investments.

Private Equity. Private equity funds make investments in private companies (or private investments in public companies) in connection with the organization or restructuring of companies, including so-called leveraged buy-outs and management buy-outs.

Investments in Underlying Portfolios.Under normal conditions, the Portfolio will invest approximately 65% of its assets in Underlying Trust Funds. An additional portion of the Portfolio's may be invested in Underlying Trust Funds and Underlying Non-Prudential Funds to the extent the Investment Managers and QMA would like to gain exposure to certain asset classes or investment

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strategies but the Investment Managers have not retained a Subadviser to directly manage Portfolio assets for those asset classes or investment strategies.

Strategic Allocations and Asset Allocation Ranges. Under normal circumstances, the Portfolio's assets agre generally allocated in accordance with the strategic allocations and approximate asset allocation ranges set forth in the table below. Such strategic allocations and asset allocation ranges are approximate and subject to change from time to time.

Investment Category	Minimum Exposure	Strategic Allocation	Maximum Exposure
Domestic Equity	10%	20%	30%
International Equity	10%	20%	30%
Fixed-Income	20%	25%	35%
Real Estate	0%	10%	20%
Commodities	5%	10%	15%
Alternative Investments	5%	15%	25%

AST Dynamic Asset Allocation Portfolios:

AST Balanced Asset Allocation Portfolio
AST Capital Growth Asset Allocation Portfolio
AST Preservation Asset Allocation Portfolio

Investment Objective: The investment objective of each Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance.

The investment objective and the definition of risk tolerance level are not fundamental policies for any of the Dynamic Asset Allocation Portfolios and, therefore, can be changed by the Board of Trustees of the Fund at any time. The current relative risk tolerance level for each of the Dynamic Asset Allocation Portfolios may be summarized as set forth below:

Principal Investment Policies and Risks. Each of the Dynamic Asset Allocation Portfolios is a "fund of funds." That means that each Dynamic Asset Allocation Portfolio invests primarily in one or more mutual funds in accordance with its own asset allocation strategy. Other mutual funds in which in which one of the Dynamic Asset Allocation Portfolios may invest are collectively referred to as the "Underlying Portfolios." Consistent with the investment objectives and policies of the Dynamic Asset Allocation Portfolios, other mutual funds may from time to timebe added to, or removed from, the list of Underlying Portfolios that may be used in connection with the Dynamic Asset Allocation Portfolios. Currently, the only Underlying Portfolios in which the Dynamic Asset Allocation Portfolios invest are other Portfolios of the Trust and certain money market funds advised by an Investment Manager or one of its affiliates.

Investment Process. The asset allocation strategy for each Dynamic Asset Allocation Portfolio is determined by PI and QMA. As a general matter, QMA begins by constructing a neutral allocation for each Dynamic Asset Allocation Portfolio. Each neutral allocation initially divides the assets for the corresponding Dynamic Asset Allocation Portfolio across three broad-based securities benchmark indexes. These three benchmark indexes are the Russell 3000 Index, the MSCI EAFE Index, and the Barclays Capital U.S. Aggregate Bond Index. The Russell 3000 Index measures the performance of the approximately 3000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The MSCI EAFE Index consists of almost 1,000 stocks in 21 countries outside North and South America, and represents approximately 85% of the total market capitalization in those countries. The Barclays Capital U.S. Aggregate Bond Index covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of securities that have at least 1-year until final maturity and that are registered with the Securities and Exchange Commission. This index generally includes U.S. government securities, mortgage-backed securities, asset-backed securities, and

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corporate securities but generally excludes municipal bonds, bonds with equity-type features (e.g., warrants, convertibility, etc.), private placements, floating-rate issues, and inflation-linked bonds. Generally, the neutral allocation for the more aggressive Dynamic Asset Allocation Portfolios will emphasize investments in the equity asset class while the neutral allocation for the more conservative Dynamic Asset Allocation Portfolios will emphasize investments in the debt/money market asset class. The selection of specific combinations of Underlying Portfolios for each Portfolio generally will be determined by PI. PI will employ various quantitative and qualitative research methods to establish weighted combinations of Underlying Portfolios that are consistent with the neutral allocation for each Portfolio. QMA will then perform its own forward-looking assessment of macroeconomic, market, financial, security valuation, and other factors. As a result of this assessment, QMA will further adjust the neutral allocation and the preliminary Underlying Portfolio weights for each Portfolio based upon its views on certain factors, including, but not limited to, the following:

  asset class (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on equity or debt securities)

  geographic focus (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on domestic or international issuers)

  investment style (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on securities with value, growth, or core characteristics)

  market capitalization (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on small-cap, mid-cap, or large-cap issuers); and

  "off-benchmark" factors (e.g., add exposure to asset sub-classes or investment categories generally not captured in the neutral allocation such as real estate, natural resources, global bonds, limited maturity bonds, high-yield bonds (also referred to as "junk bonds"), or cash.

Generally, PI and QMA currently expect that the assets of the Dynamic Asset Allocation Portfolios will be invested as set forth in the table below.

Portfolio	Approximate Net Assets Allocated to Underlying Portfolios Investing Primarily in Equity Securities	Approximate Net Assets Allocated to Underlying Portfolios Investing Primarily in Debt Securities and Money Market Instruments

AST Aggressive Asset Allocation Portfolio	100% (Generally range from 92.5%-100%)	0% (Generally range from 0-7.5%)
AST Capital Growth Asset Allocation Portfolio	75% (Generally range from 67.5%-80%)	25% (Generally range from 20.0%-32.5%)
AST Balanced Asset Allocation Portfolio	60% (Generally range from 52.5%-67.5%)	40% (Generally range from 32.5%-47.5%)
AST Preservation Asset Allocation Portfolio	35% (Generally range from 27.5%-42.5%)	65% (Generally range from 57.5%-72.5%)

PI and QMA currently expect that any changes to the asset allocation and Underlying Portfolio weights will be effected within the above-referenced ranges. Consistent with each Dynamic Asset Allocation Portfolio's principal investment policies, PI and QMA may, however, change the asset allocation and Underlying Portfolio weights both within and beyond such above-referenced ranges at any time in their sole discretion. In addition, PI and QMA may, at any time in their sole discretion, rebalance a Dynamic Asset Allocation Portfolio's investments to cause its composition to match the asset allocation and Underlying Portfolio weights. Although PI and AST Investment serve as the Manager of the Underlying Portfolios, the day-to-day investment management of the Underlying Portfolios is the responsibility of the relevant Subadvisers.

Other Investments. The Dynamic Asset Allocation Portfolios are not limited to investing exclusively in shares of the Underlying Portfolios. Each of these portfolios is now permitted under current law to invest in "securities" as defined under the Investment Company Act of 1940 (the "1940 Act"). Under the 1940 Act and SEC exemptive relief, these Portfolios (among others) may invest in "securities" (e.g. common stocks, bonds, etc.) and futures contracts, options on futures contracts, swap agreements, and other financial and erivative instruments that are not "securities" within the meaning of the 1940 Act (collectively, Other Investments). Up to approximately 5% of each Portfolio's net assets will be allocated to: (i) index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed-income benchmark indices and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions and any variation margin calls with respect to the futures contracts. This Portfolio may also invest in ETFs for additional exposure to relevant markets.

Temporary Investments.Up to 100% of a Dynamic Asset Allocation Portfolio's assets may be invested temporarily in cash or cash equivalents and the Dynamic Asset Allocation Portfolio may otherwise deviate from its customary investment strategies in response to extraordinary adverse political, economic, financial, or stock market events. Temporary investments may include U.S. or foreign government obligations, commercial paper, bank obligations, and repurchase agreements. While a Dynamic Asset Allocation Portfolio is in a defensive position, the opportunity to achieve its investment objective will be limited. Shares of the Underlying

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Portfolios may be sold for a variety of reasons, such as to effect a change in strategic and Underlying Portfolio allocations, to secure gains, to limit losses, or to re-deploy assets to more promising opportunities.

Principal Risks. The Underlying Portfolio shares in which the Dynamic Asset Allocation Portfolios invest have risks, and the value of those shares will fluctuate. As a result, the performance of a Dynamic Asset Allocation Portfolio depends on how its assets are allocated and reallocated among the Underlying Portfolios and the performance of those Underlying Portfolios. A principal risk of investing in each Dynamic Asset Allocation Portfolio is that the Investment Managers will make less than optimal decisions regarding allocation of assets in the Underlying Portfolios. Because each of the Dynamic Asset Allocation Portfolios generally invests all of its assets in Underlying Portfolios, the risks associated with each Dynamic Asset Allocation Portfolio are closely related to the risks associated with the securities and other investments held by the applicable Underlying Portfolios. The ability of each Dynamic Asset Allocation Portfolio to achieve its investment objective will depend on the ability of the Underlying Portfolios to achieve their investment objectives.

Some of these risks related to the Underlying Portfolios include, but are not limited to, the risks set forth below. Equity securities may decline because the stock market as a whole declines, or because of reasons specific to a company, such as disappointing earnings or changes in its competitive environment. In addition, a Dynamic Asset Allocation Portfolio's level of risk will increase if a significant portion of such Portfolio's assets are allocated to investment in securities of small and medium capitalization companies. The AST Aggressive Asset Allocation Portfolio, the AST Capital Growth Asset Allocation Portfolio, and AST Balanced Asset Allocation Portfolio will be particularly subject to the above-referenced risks because each of them will have significant exposure to Underlying Portfolios that invest primarily in equity securities. Any fixed-income allocation of a Dynamic Asset Allocation Portfolio may be subject to changes in market interest rates and changes in the credit quality of specific issuers. In addition, significant exposure to fixed income securities with intermediate to long maturities could subject a Dynamic Asset Allocation Portfolio to the risk of substantial declines in such Portfolio's share price when there are significant changes in market interest rates. A Dynamic Asset Allocation Portfolio's level of risk will increase if a significant portion of such Portfolio's assets are allocated to investment in lower-rated high yield bonds (also commonly known as "junk bonds") or in foreign securities. The AST Balanced Asset Allocation Portfolio and the AST Preservation Asset Allocation Portfolio will be particularly subject to the above-referenced risks because each of them will have significant exposure to Underlying Portfolios that invest primarily in fixed-income securities.

For additional information about the risks involved with investing in mutual funds, see this Prospectus under "Risk/Return Summary—Principal Risks."

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Fixed Income: Inv Objectives and Policies

AST Money Market Portfolio

Investment Objective: to seek high current income and maintain high levels of liquidity.

Principal Investment Policies and Risks:
As a money market fund, the Portfolio seeks to maintain a stable net asset value of $1.00 per share. In other words, the Portfolio attempts to operate so that shareholders do not lose any of the principal amount they invest in the Portfolio. Of course, there can be no assurance that the Portfolio will achieve its goal of a stable net asset value, and shares of the Portfolio are neither insured nor guaranteed by the U.S. government or any other entity. For instance, the issuer or guarantor of a portfolio security or the other party to a contract could default on its obligation, and this could cause the Portfolio's net asset value per share to fall below $1.00. In addition, the income earned by the Portfolio will fluctuate based on market conditions, interest rates and other factors. In a low interest rate environment, the yield for the Portfolio, after deduction of operating expenses, may be negative even though the yield before deducting such expenses is positive. A negative yield may also cause the Portfolio's net asset value per share to fall below $1.00. The Investment Manager may decide to reimburse certain of these expenses to the Portfolio in order to maintain a positive yield, however it is under no obligation to do so and may cease doing so at any time without prior notice.

Under the regulatory requirements applicable to money market funds, the Portfolio must maintain a weighted average portfolio maturity of not more than 90 days and invest in high quality U.S. dollar-denominated securities that have effective maturities of not more than 397 days. In addition, the Portfolio will limit its investments to those securities that, in accordance with guidelines adopted by the Trustees of the Fund, present minimal credit risks. The Portfolio will not purchase any security (other than a United States Government security) unless:

- rated in one of the two highest short-term rating categories by at least two rating organizations or, if only one rating organization has rated the security, so rated by that rating organization;
- rated in one of the three highest long-term rating categories by at least two rating organizations or, if only one rating organization has rated the security, so rated by that rating organization; or
- if unrated, of comparable quality as determined by the Fund's investment adviser.

These standards must be satisfied at the time an investment is made. If the quality of the investment later declines, the Portfolio may continue to hold the investment, subject in certain circumstances to a finding by the Trustees that disposing of the investment would not be in the Portfolio's best interest.

Subject to the above requirements, the Portfolio will invest in one or more of the types of investments described below.

United States Government Obligations. The Portfolio may invest in obligations of the U.S. Government and its agencies and instrumentalities directly. Such Obligations may also serve as collateral for repurchase agreements. U.S. Government obligations include: (i) direct obligations issued by the United States Treasury such as Treasury bills, notes and bonds; and (ii) instruments issued or guaranteed by government-sponsored agencies acting under authority of Congress. Some U.S. Government obligations are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others are supported only by the credit of the agency. There is no assurance that the U.S. Government will provide financial support to one of its agencies if it is not obligated to do so by law.

Bank Obligations. The Portfolio may invest in high quality United States dollar denominated negotiable certificates of deposit, time deposits and bankers' acceptances of U.S. and foreign banks, savings and loan associations and savings banks meeting certain total asset minimums. The Portfolio may invest in bank notes, which are short-term obligations issued by or through a bank. These instruments depend on the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised. The Portfolio may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank). These obligations may be supported by commitments of the respective bank's member countries, however, there is no assurance that these commitments will be undertaken or met.

Commercial Paper; Bonds. The Portfolio may invest in high quality commercial paper and corporate bonds issued by United States issuers. The Portfolio may also invest in bonds and commercial paper of foreign issuers if the obligation is U.S. dollar-denominated and is not subject to foreign withholding tax.

Asset-Backed Securities. The Portfolio may invest in asset-backed securities backed by assets such as credit card receivables,

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automobile loans, manufactured housing loans, corporate receivables, and home equity loans in accordance with industry limits based upon the underlying collateral.

Synthetic Instruments. As may be permitted by current laws and regulations, the Portfolio may invest in certain synthetic instruments. Such instruments generally involve the deposit of asset-backed securities in a trust arrangement and the issuance of certificates evidencing interests in the trust. The Subadviser will review the structure of synthetic instruments to identify credit and liquidity risks and will monitor such risks.

Demand Features. The Portfolio may purchase securities that include demand features, which allow the Portfolio to demand repayment of a debt obligation before the obligation is due or "matures." This means that longer-term securities can be purchased because of the expectation that the Portfolio can demand repayment of the obligation at a set price within a relatively short period of time, in compliance with Rule 2a-7 under the Investment Company Act of 1940, as amended.

Floating Rate and Variable Rate Securities. The Portfolio may purchase floating rate and variable rate securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return the Portfolio will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Portfolio.

Funding Agreements. The Portfolio may invest in funding agreements, which are contracts issued by insurance companies that guarantee a rate of return of principal, plus some amount of interest. Funding agreements purchased by the Portfolio will typically be short-term and will provide an adjustable rate of interest.

Foreign Securities. Foreign investments must be denominated in U.S. dollars and may be made directly in securities of foreign issuers or in the form of American Depositary Receipts and European Depositary Receipts.

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MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS

Additional Investments & Strategies

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio's return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock, the cash value of common stock or some other security of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, convertible securities offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also "Swaps" defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also "Credit Default Swaps" defined above.

Derivatives — A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the "roll period," the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also "Swaps" defined below.

Event-Linked Bonds— Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also

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be subject to liquidity risk.

Foreign Currency Forward Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Illiquid Securities — An illiquid security is one that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Portfolio's net asset value. Each Portfolio (other than the Money Market Portfolio) generally may invest up to 15% of its net assets in illiquid securities. The Money Market Portfolio may invest up to 10% of its net assets in illiquid securities. Each Portfolio may purchase certain restricted securities that can be resold to institutional investors and which may be determined to be liquid pursuant to the procedures of the Portfolios. Those securities are not subject to the 15% and 10% limits. The 15% and 10% limits are applied as of the date the Portfolio purchases an illiquid security. It is possible that a Portfolio's holding of illiquid securities could exceed the 15% limit (10% for the Money Market Portfolio), for example as a result of market developments or redemptions.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. See also "Swaps" defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities— Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. The Portfolios may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies and mortgage-backed securities issued by government sponsored enterprises such as the Federal National Mortgage Association (Fannie Maes), the Government National Mortgage Association (Ginnie Maes) and debt securities issued by the Federal Home Loan Mortgage Company (Freddie Macs) that

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are not backed by the full faith and credit of the United States. The Portfolios may also invest in private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified "multiplier." Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Private Investments in Public Equity (PIPEs) — A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against the box involves selling a security that the Portfolio owns, or has the right to obtain without additional costs, for delivery at a specified date in the future. A Portfolio may make a short sale against the box to hedge against anticipated declines in the market price of a portfolio security. If the value of the security sold short increases instead, the Portfolio loses the opportunity to participate in the gain.

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Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also "Options" defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps — In a total return swap, payment (or receipt) of an index's total return is exchanged for the receipt (or payment) of a floating interest rate. See also "Swaps" defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

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HOW THE FUND IS MANAGED

Board of Trustees

The Board of Trustees of the Fund (the Board) oversees the actions of the Investment Managers and the Subadvisers and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

Investment Managers

AST Investment Services, Inc. (AST) One Corporate Drive, Shelton, Connecticut, and Prudential Investments LLC (PI) Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, serve as co-investment managers of the Fund.

The Fund's Investment Management Agreements, on behalf of each Portfolio, with AST and PI (the Management Agreements), provide that AST and PI (the Investment Managers) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The Investment Managers have engaged the Subadvisers to conduct, in whole or in part, the investment programs of the Portfolios, which generally includes the purchase, retention and sale of portfolio securities. The Investment Managers are responsible for monitoring the activities of the Subadvisers and reporting on such activities to the Board. The Fund has obtained an exemption from the Securities and Exchange Commission (the Commission) that permits the Investment Managers, subject to approval by the Board, to change Subadvisers for a Portfolio and to enter into new subadvisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a manner similar to the Fund) is intended to facilitate the efficient supervision and management of the Subadvisers by the Investment Managers and the Trustees. PI conducts the investment program for the Dynamic Asset Allocation Portfolios as described above. PI in conjunction with asset allocation Subadvisers, conducts the investment program for the Tactical Asset Allocation Programs as described above. As set forth above, PI also conducts the investment program for a portion of the assets of the Advanced Strategies Portfolio.

Under normal conditions, the Investment Managers will determine the division of the assets of the Portfolios among the applicable Subadvisers and PI. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided among the Subadvisers and PI as the Investment Managers deem appropriate. The Investment Managers may change the target allocation of assets among Subadvisers, transfer assets between Subadvisers, or change the allocation of cash inflows or cash outflows among Subadvisers for any reason and at any time without notice. As a consequence, the Investment Managers may allocate assets or cash flows from a portfolio segment that has appreciated more to another portfolio segment.

Reallocations of assets among the Subadvisers and PI may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because the Subadvisers and PI select portfolio securities independently, it is possible that a security held by a portfolio segment may also be held by another portfolio segment of the Portfolio or that certain Subadvisers or PI may simultaneously favor the same industry. The Investment Managers will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if a Subadviser or PI buys a security as another Subadviser or PI sells it, the net position of the Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Portfolio will have incurred additional costs. The Investment Managers will consider these costs in determining the allocation of assets or cash flows. The Investment Managers will consider the timing of asset and cash flow reallocations based upon the best interests of each Portfolio and its shareholders.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreements is available in the Fund's semi-annual report (for agreements approved during the six month period ended June 30) and in the Fund's annual report (for agreements approved during the six month period ended December 31).

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Investment Management Fees

The following chart lists the total effective annualized investment management fees paid by each Portfolio of the Fund to AST during 2008:

Investment Management Fees Paid by the Portfolios
Portfolio	Total investment management fees as % of average net assets[2]
AST Academic Strategies Asset Allocation[1]	.34
AST Balanced Asset Allocation	.15
AST Capital Growth Asset Allocation	.15
AST Preservation Asset Allocation	.15
AST Money Market	.47

Note to Investment Management Fees Table: 1Please refer to the Statement of Additional Information for contractual fee information for each of the portfolios.

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Investment Subadvisers

The Portfolios of the Fund each have one more or more investment Subadvisers providing the day-to-day investment management of the Portfolio. PI provides for the day-to-day investment management of the AST Dynamic Asset Allocation Portfolios. AST pays each investment Subadviser a subadvisory fee out of the fee that AST receives from the Fund. The investment Subadvisers for each Portfolio of the Fund are listed in the table below:

Portfolio	Investment Subadviser
AST Academic Strategies Asset Allocation	Quantitative Management Associates, LLC
Prudential Investment Management, Inc.
Jennison Associates LLC
Pacific Investment Management Company LLC
Prudential Bache Asset Management
Volaris Volatility Management Group, a unit of Credit Suisse Securities (USA) LLC
Mellon Capital Management Corporation
First Quadrant, L.P.
AlphaSimplex Group, LLC
AST Balanced Asset Allocation Portfolio AST Capital Growth Asset Allocation Portfolio AST Preservation Asset Allocation Portfolio	Quantitative Management Associates LLC
Prudential Investment Management LLC
Jennison Associates LLC
AST Money Market Portfolio	Prudential Investment Management, Inc.

Descriptions of each Subadviser are set out below:

AlphaSimplex Group, LLC (AlphaSimplex), which maintains its headquarters at One Cambridge Center, Cambridge, Massachusetts 02142, is a subsidiary of Natixis Global Asset Management. As of December 31, 2008, AlphaSimplex had approximately $700 million in assets under management (including notional assets covered by overlay strategies).

First Quadrant, L.P. (First Quadrant), which maintains its headquarters at 800 E. Colorado Blvd., Suite 900, Pasadena, California 91101, is an affiliate of Affiliated Managers Group. As of January 31, 2009, First Quadrant had approximately $18.805 billion in assets under management, which includes all actively managed discretionary portfolios of First Quadrant, L.P., as well as assets not managed by First Quadrant, but which are subject to actively managed FQ overlay strategies and all portfolios managed by joint venture partners using FQ investment signals.

Jennison Associates LLC (Jennison) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2008 Jennison managed in excess of $62 billion in assets for institutional, mutual fund and certain other clients. Jennison's address is 466 Lexington Avenue, New York, New York 10017.

Shareholders of AST Aggressive Asset Allocation Portfolio, AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, AST Preservation Asset Allocation Portfolio and AST Advanced Strategies Portfolio voted to approve a proposal permitting Jennison to act as a Subadviser for each of the Portfolios pursuant to a subadvisory agreement with the Investment Managers. The Investment Managers have no current plans or intention to utilize Jennison to provide any investment advisory services to any of the Portfolios. Depending on future circumstances and other factors, however, the Investment Managers, in their discretion, and subject to further approval by the Board, may in the future elect to utilize Jennison to provide investment advisory services to any or all of the Portfolios.

Mellon Capital Management Corporation (Mellon Capital). Mellon Capital located at 50 Fremont Street, Suite 3700, San Francisco, California 94105, serves as a Subadviser to Academic Strategies Portfolio. Mellon Capital, a wholly-owned, indirect subsidiary of The Bank of New York Mellon Corporation, was established and registered with the SEC as an investment advisor in August of 1983. Mellon Capital offers global, quantitatively based investment strategies to corporate, government, and Trade Union retirement plans, endowments, foundations, and mutual fund distributors. Mellon Capital specializes in providing domestic and global asset allocation strategies, standard and enhanced indexing, active and passive fixed income strategies, alternative investments, currency strategies, and overlay strategies. As of December 31, 2008, Mellon Capital managed approximately $139.6 billion (including $12.9 billion in overlay assets) in assets under management.

Pacific Investment Management Company LLC (PIMCO)a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P., ("AGI LP"). Allianz SE ("Allianz SE") is the indirect majority owner of AGI LP. Allianz SE is a

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European-based, multinational insurance and financial services holding company. As of December 31, 2008, PIMCO managed $747 billion in assets. PIMCO's address is 840 Newport Center Drive, Newport Beach, California 92660.

Prudential Bache Asset Management (Bache). Bache is a an indirect, wholly-owned subsidiary of Prudential Financial, Inc. (PFI) and an operating company of PFI's Global Commodities Group. It is registered with the US Securities Exchange Commission as an investment adviser and with the US Commodity Futures Trading Commission as a commodity trading advisor and a commodity pool operator. Bache is also a member of the National Futures Association. Bache's principal place of business is One New York Plaza, 13th Floor, New York, NY 10292. As of December 31, 2008, Bache had a approximately $110.05 million in assets under management.

Prudential Investment Management, Inc. (PIM) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2008 PIM had approximately $395 billion in assets under management. PIM's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

Shareholders of AST Aggressive Asset Allocation Portfolio, AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, AST Preservation Asset Allocation Portfolio and AST Advanced Strategies Portfolio voted to approve a proposal permitting PIM to act as a Subadviser for each of the Portfolios pursuant to a subadvisory agreement with the Investment Managers. The Investment Managers have no current plans or intention to utilize PIM to provide any investment advisory services to any of the Portfolios. Depending on future circumstances and other factors, however, the Investment Managers, in their discretion, and subject to further approval by the Board, may in the future elect to utilize PIM to provide investment advisory services to any or all of the Portfolios.

Quantitative Management Associates LLC (QMA) is a wholly owned subsidiary of Prudential Investment Management, Inc. (PIM). As of December 31, 2008, QMA managed approximately $53.5 billion in assets, including approximately $15.4 billion that QMA, as a balanced manager, allocated to investment vehicles advised by affiliated and unaffiliated managers. QMA's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

Volaris Volatility Management Group (Volaris). Volaris is a unit of Credit Suisse Securities (USA) LLC, which is dually registered as an investment adviser and a broker-dealer, with an address at Eleven Madison Avenue, New York, NY 10010. The reporting lines of Volaris are through Credit Suisse Asset Management which, as of December 31, 2008, managed approximately $389.5 billion in assets.

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Portfolio Managers

Information about the portfolio managers responsible for the day-to-day management of the Fund's Portfolios is set forth below.

In addition to the information set forth below, the Fund's SAI provides additional information about each Portfolio Manager's compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager's ownership of shares of the Fund's Portfolios.

AST Academic Strategies Asset Allocation Portfolio

(PI)

Brian Ahrens is a portfolio manager for the Portfolio and Senior Vice President and head of the Strategic Investment Research Group of Prudential Investments. He focuses on portfolio risk oversight, manager fulfillment, the allocation of assets among managers, and the dynamic management of cash flows. Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment consulting, portfolio construction, and risk oversight activities. As of January 31, 2009, this team consults on over $250 billion in total assets and assists in the management of almost $13.1 billion in asset allocation portfolios. Mr. Ahrens has been with Prudential for over 15 years. Mr. Ahrens earned his M.B.A. in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, CIMA certified, and presently a candidate for the CFA.

(QMA: Asset Allocation and Overlay Segment)

Ted Lockwood is a Managing Director for Quantitative Management Associates (QMA), as well as the head of the asset allocation area. Ted is responsible for managing quantitative equity portfolios, investment research, and new product development. Ted has also worked as a member of the technical staff at ATT Bell Laboratories. Ted graduated summa cum laude with a BE in Engineering from Stony Brook University and earned an MS in Engineering and an MBA in Finance from Columbia University.

Marcus M. Perl is a Vice President and Portfolio Manager for Quantitative Management Associates (QMA) and a member of the asset allocation team and the investment committee. In addition to portfolio management, Marcus is responsible for research, strategic asset allocation and portfolio construction. Marcus was a Vice President and Portfolio Manager at Prudential Investments; earlier, he was a Vice President at FX Concepts Inc. Marcus holds an MA in Economics from the University of Southern California and an MA in Economics from California State University Long Beach.

Edward L. Campbell, CFA, is a Vice President and Portfolio Manager for Quantitative Management Associates (QMA) and a member of the asset allocation team and investment committee. In addition to portfolio management, Ed is a specialist in global macroeconomic and investment strategy research. He has also served as a Portfolio Manager with Prudential Investments (PI) and spent several years as a Senior Analyst with PI's Strategic Investment Research Group (SIRG). Prior to joining PI, Ed was a Partner and Vice President at Trilogy Advisors LLC. He earned a BS in Economics and International Business from The City University of New York and holds the Chartered Financial Analyst (CFA) designation.

Edward F. Keon is a Managing Director and Portfolio Manager for Quantitative Management Associates (QMA), as well as a member of the asset allocation team and the investment committee. In addition to portfolio management, Ed contributes to investment strategy, research and portfolio construction. Ed has also served as Chief Investment Strategist and Director of Quantitative Research at Prudential Equity Group, LLC, where he was a member of the firm's investment policy committee and research recommendation committee. Ed's prior experience was as Senior Vice President at I/B/E/S International Inc. Ed is a member of the Board of Directors of the Chicago Quantitative Alliance and sits on the Membership Committee of the Institute of Quantitative Research in Finance (Q-Group). He holds a BS in industrial management from the University of Massachusetts/Lowell and an MS in Finance and Marketing from the Sloan School of Management at the Massachusetts Institute of Technology.

(QMA: Long/Short Market Neutral Segment)

Margaret S. Stumpp, PhD, is the Chief Investment Officer at QMA. Maggie is portfolio manager for equity portfolios for institutional investors and mutual fund clients. Maggie is extensively involved in quantitative research in asset allocation, security selection and portfolio construction for QMA. Maggie joined QMA's predecessor in 1987. She has published articles on finance and economics in numerous publications, including The Financial Analysts Journal, The Journal of Portfolio Management, The Journal of Investment Management and Award Papers in Public Utility Economics. Maggie earned a BA cum laude with distinction in Economics from Boston University, and holds an AM and PhD in Economics from Brown University.

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Devang Gambhirwala is a Principal and Portfolio Manager for Quantitative Management Associates (QMA). Devang is primarily responsible for overseeing the quantitative core long-short and large-cap equity mandates, and is also responsible for the management of structured products. Earlier at Prudential Investment Management, Devang worked as a Quantitative Research Analyst and an Assistant Portfolio Manager. He earned a BS in Computer and Information Sciences from the New Jersey Institute of Technology and an MBA from Rutgers University.

(Jennison: Global Infrastructure Segment)

Shaun Hong, CFA, is a Managing Director of Jennison. From 1999 until joining Jennison in September 2000, he was with Prudential as an analyst responsible for power, natural gas and telecommunication industries within Prudential's Public Equity unit. He began his career in 1992 as a research analyst covering telecommunications and technology companies at Parker/Hunter Inc., a regional brokerage firm based in Pittsburgh. In 1994, Mr. Hong joined Equinox Capital Management where he worked for five years researching utility, consumer products, commodities and technology sectors. He received his B.S. in Industrial Management from Carnegie Mellon University and is a member of The New York Society of Security Analysts.

Ubong "Bobby" Edemeka is a Managing Director of Jennison, which he joined in March 2002. He began his career as an equity analyst at Prudential Investments in the Equity Mutual Funds Group in 1997. His responsibilities included coverage of the domestic utilities sector and presenting investment recommendations for the Prudential Utility Fund, now known as the Jennison Utility Fund. In 2000, Mr. Edemeka was with SSB Citi Asset Management Group in the Global Utilities Team before joining Goldman, Sachs & Co. as a sell-side analyst covering domestic electric utilities and independent power producers. Mr. Edemeka graduated with a B.A. in Government from Harvard College.

The above-referenced Jennison portfolio managers will be supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

(Bache: Commodities Segment)

Stephen Ilnitzki: Mr. Ilnitzki currently is Head of Commodity Asset Management for the Prudential Bache Global Commodities Group. He is responsible for building a global asset management business based on Prudential's strong franchise in the global commodities marketplace. Prior to rejoining Prudential in 2006, he spent six years as a senior executive at OppenheimerFunds (OFI) responsible for creating new investment products and distribution opportunities for OFI's high net worth group. Prior to joining OppenheimerFunds Steve held senior executive positions at Ameritrade, Prudential, Van Eck Global, Bankers Trust and Deloitte Touche. Steve earned a Bachelor of Science degree in Physics from the University of Notre Dame and his MBA in Finance from Rensselaer Polytechnic Institute.

(PIMCO: International Fixed-Income (Un-Hedged) Segment)

Scott A. Mather Mr. Mather is a Managing Director, member of PIMCO's Investment Committee and head of global portfolio management. Prior to this he led portfolio management in Europe, managed Euro and pan-European portfolios and worked closely with many Allianz related companies where he also served as a Managing Director of Allianz Global Investors KAG. Prior to that, he co-headed PIMCO's mortgage and ABS team. Mr. Mather joined the firm in 1998, previously having been associated with Goldman Sachs in New York, where he was a fixed income trader specializing in a broad range of mortgage backed securities. He has fourteen years of investment experience and holds both a bachelor's and master's degree in engineering from the University of Pennsylvania, as well as a bachelor's degree in finance from The Wharton School of the University of Pennsylvania.

(PIMCO: Emerging Markets Fixed-Income Segment)

Michael Gomez Mr. Gomez is an executive vice president in the Newport Beach office, a portfolio manager and co-head of the emerging markets portfolio management team. Prior to joining PIMCO in 2003, he was responsible for market making and proprietary trading of emerging market bonds at Goldman Sachs. Prior to that, he spent a year in Colombia serving as a financial consultant to the Ministry of Finance and Public Credit. He has 15 years of investment experience and holds an MBA from the Wharton School of the University of Pennsylvania, where he also received his undergraduate degree.

(PIMCO: Inflation-Indexed Securities Segment)

Mihir Worah Mr. Worah is an Executive Vice President, portfolio manager, and head of the Real Return portfolio management team. He joined PIMCO in 2001 as a member of the analytics team and worked on real and nominal term structure modeling and options

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pricing. Previously he was a post doctoral research associate at the University of California, Berkeley, and the Stanford Linear Accelerator Center, where he built models to explain the difference between matter and anti-matter. He has a Ph.D. in theoretical physics from the University of Chicago and is the author of numerous scientific papers.

(Mellon Capital: Global Tactical Asset Allocation Segment)

Mellon Capital employs a team approach. The members of the portfolio management team are jointly and primarily responsible for making investment decisions. The management team consists of Helen Potter and James Stavena. The management team plays equal roles with respect to the management of the Fund and each has the authority to approve transactions for the Fund. There are no limits on the management team's roles.

Helen Potter serves as the primary portfolio manager for this portfolio segment. Ms. Potter is a Managing Director of Mellon Capital, where she has been employed since 1996, and manages global and domestic asset allocation products for Mellon Capital. She has managed investment portfolios since 1996.

James Stavena is a Managing Director at Mellon Capital. He oversees a team of portfolio managers responsible for global asset allocation, currency overlay and enhanced asset allocation strategies and has been with Mellon Capital since 1998. Prior to joining Mellon Capital, he was a derivatives portfolio manager with CS First Boston and HSBC Midland Bank.

(Volaris, a unit of Credit Suisse: Volatility Income Segment)

Laura B. Friedman, Managing Director, is a Managing Director of Credit Suisse and Head of Portfolio Management, Trading and Research for Volaris Volatility Management. She is responsible for managing Volaris' volatility management and yield enhancement strategies. Laura has spent her career as a derivatives strategist and portfolio manager, developing alternative investment products and solutions for both investment institutions and private clients. Laura joined Credit Suisse in June 2003 with the acquisition of Volaris Advisors by Credit Suisse.

Prior to joining Volaris, Laura was a Managing Director at JP Morgan Alternative Asset Management where she was responsible for the development of proprietary hedge funds, development and management of principal-protected derivatives-based products, and head of risk management for their fund of funds products. Laura previously was the equity derivatives strategist for Dawson-Samberg Capital Management (predecessor of Pequot Partners), and before that was responsible for strategy development and management of derivatives-based products for Alliance Capital Management and Equitable Capital Management. Laura was also involved in the launch of some of the first exchange traded funds (ETFs) and the creation of other alternative investment products.

Laura received a B.A. in Theoretical Mathematics and Political Science from Brandeis University and an M.B.A. in Finance and Statistics from the University of Chicago Graduate School of Business.

Allan Kennedy, CFA, Director, is a Director of Credit Suisse and Head of Marketing and Client Strategy for Volaris. He joined Volaris Advisors during 2001 prior to its acquisition by Credit Suisse in 2003. Prior to joining Volaris Advisors, Allan spent a number of years at Morgan Stanley in New York, structuring and executing quantitative solutions for institutional and private clients. This followed a successful career in London and Washington D.C. as a Manager in the Strategic consulting practice of Accenture where he advised a number of top tier financial markets clients.

A native of Scotland, Allan received his M.B.A. from Columbia Business School where he earned membership in the national honors society. He also received a B.S. in Mathematics and Statistics from the University of Glasgow (UK) where he graduated with a first class honors degree. Allan is a CFA charterholder and an active member of the CFA Institute and New York Society of Security Analysts.

Defina Maluki, CFA, Associate, is a member of Volaris. Portfolio Management and Trading team. He is responsible for the portfolio management, research, and development of Volaris strategies. Prior to joining Volaris, Defina worked at Goldman Sachs where he developed fixed income trading and hedging models for a quantitativemacro hedge fund. Defina received his B.S., with high honors, in Electrical Engineering from the Illinois Institute of Technology. He is currently working on his M.B.A. from the University of Chicago Graduate School of Business. Defina is a CFA charterholder.

Yirong Li, CFA, Vice President, is Volaris' senior quantitative analyst on the Portfolio Management and Trading Team. He is responsible for research and product development, with primary focus on the development, trading and portfolio management of Volaris' European business. Prior to joining Credit Suisse, Yirong was Director of Ecommerce Technology at MoneyLine Telerate. Yirong holds a B.S. in Electrical Engineering from South China University of Technology, an M.S. in Operations Research from New Jersey Institute of Technology, and an M.B.A from Columbia Business School. He is a CFA charterholder.

(First Quadrant: Global Macro Segment)

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As a quantitative manager, First Quadrant employs a centralized team-based approach to the traditional functions of Investment Research and Portfolio Management. Both functions are internal to FQ and not reliant on third-party providers. The mission of the internal Investment Research team is to continuously improve the multi-factor models used across First Quadrant strategies. The Portfolio Management team systematically implements these models in accordance with individual client guidelines and investment objectives. Ken Ferguson, Dori Levanoni and Steve Richey are primarily responsible for the day-to-day management of the portion of the fund allocated to First Quadrant.

Ken Ferguson, PhD, is one of two First Quadrant partners co-heading the firm's global macro research function. He is involved in all aspects of product development: model building, risk measurement, risk allocation, and portfolio optimization. On joining First Quadrant in 1994, Ken was initially focused on tactical asset allocation, currency, and global macro strategies. His responsibilities expanded to include equity research in 2006.

Dori Levanoni is a First Quadrant partner co-heading the firm's global macro research function. He also is involved in all aspects of product development: model building, risk measurement, risk allocation, and portfolio optimization. On joining the investment research team in 1998, Dori was initially focused on tactical asset allocation, currency, and global macro strategies and subsequently served as manager of currency research and director of the currency product.

Steve Richey oversees First Quadrant's derivatives trading program, options-based hedge strategies, and option overlay strategies. Prior to joining First Quadrant in 1999, Steve worked at Pacific Mutual Life Insurance Company and was a research analyst with HCM Capital Management, a Honolulu-based fixed-income investment management firm. Steve received his bachelor's degree in 1997 and his MBA in 1998, both from Hawaii Pacific University. He became CFA charterholder in 2000.

(AlphaSimplex: Hedge Fund Replication Segment)

Andrew W. Lo founded AlphaSimplex in 1999 and has served as the firm's Chief Scientific Officer since that time. He is also Chairman of AlphaSimplex's Investment Committee and a member of AlphaSimplex's Risk Committee. Dr. Lo is the Harris Harris Group Professor at Massachusetts Institute of Technology (MIT) and Director of MIT's Laboratory for Financial Engineering.

Jeremiah H. Chafkin has served as President of AlphaSimplex since 2007. He is also a member of AlphaSimplex's Investment Commitee and Risk Committee. From 2006 until November 2007, Mr. Chafkin was President and Chief Executive Officer of the U.S. division of Natixis Global Asset Management. Prior to that time, he headed investment advice and research for Charles Schwab Co. and served as president of Charles Schwab Investment Management.

AST Dynamic Asset Allocation Portfolios

PI typically uses teams of portfolio managers and analysts to manage the Dynamic Asset Allocation Portfolios. The following portfolio managers share overall responsibility for coordinating the Portfolios' activities, including determining appropriate asset allocations and Underlying Portfolio weights, reviewing overall Portfolio compositions for compliance with stated investment objectives and strategies, and monitoring cash flows.

PI

Brian Ahrens is a portfolio manager for the Portfolios and Senior Vice President and Head of the Strategic Investment Research Group of Prudential Investments. He focuses on portfolio risk oversight, manager fulfillment, and the allocation of assets among managers. Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment consulting, portfolio construction, and risk oversight activities. Currently, this team consults on over $250 billion in total assets and assists in the management of almost $13.1 billion in asset allocation portfolios. Mr. Ahrens has been with Prudential for over 15 years. Mr. Ahrens earned his M.B.A. in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, CIMA certified, and presently a candidate for the CFA.

QMA

Ted Lockwood is a portfolio manager for the Portfolios and a Managing Director of QMA. Previously, Mr. Lockwood was with AT&T and a member of the technical staff at AT&T Bell Laboratories. Mr. Lockwood graduated summa cum laude with a BE in Engineering from Stony Brook University and received an MS in Engineering and an MBA in Finance from Columbia University.

Marcus Perl, is a portfolio manager for the Portfolios and a Vice President of PI. He focuses on the quantitative modelling of asset allocation strategies, financial market research, and the formulation of investment strategy. Prior to joining Prudential in October 2000, Mr. Perl was Vice President at FX Concepts where he was responsible for market risk modelling, performance analytics, and statistical research. He also worked as an Associate at Wilshire Associates. Mr. Perl holds an MA in Finance from the Warsaw School

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of Economics, an MA in Econometrics from California State University Long Beach, and an MA in Economics from the University of Southern California.

Edward L. Campbell, CFA, is a portfolio manager for the Portfolios and a Senior Associate at PI. He focuses on global macroeconomic and financial market research and the formulation of investment strategy. Prior to rejoining Prudential in August 2003, Mr. Campbell spent three years with Trilogy Advisors LLC, a $5 billion asset management firm. He also previously worked as a senior investment manager research analyst with Prudential Securities and PI. Mr. Campbell is a member of the New York Society of Securities Analysts and the CFA Institute. He received a BS in Economics and International Business from The City University of New York and holds the Chartered Financial Analyst designation.

Edward F. Keon is a Managing Director and Portfolio Manager for Quantitative Management Associates (QMA), as well as a member of the asset allocation team and the investment committee. In addition to portfolio management, Ed contributes to investment strategy, research and portfolio construction. Ed has also served as Chief Investment Strategist and Director of Quantitative Research at Prudential Equity Group, LLC, where he was a member of the firm's investment policy committee and research recommendation committee. Ed's prior experience was as Senior Vice President at I/B/E/S International Inc. Ed is a member of the Board of Directors of the Chicago Quantitative Alliance and sits on the Membership Committee of the Institute of Quantitative Research in Finance (Q-Group). He holds a BS in industrial management from the University of Massachusetts/Lowell and an MS in Finance and Marketing from the Sloan School of Management at the Massachusetts Institute of Technology.

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HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS

Purchasing and Redeeming Shares of the Portfolios

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Redemption in Kind

The Fund may pay the redemption price to shareholders of record (generally, the insurance company separate accounts holding Fund shares) in whole or in part by a distribution in-kind of securities from the relevant investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission (SEC) and procedures adopted by the Fund's Board of Trustees. Securities will be readily marketable and will be valued in the same manner as in a regular redemption.

If shares are redeemed in kind, the recipient will incur transaction costs in converting such assets into cash. These procedures govern the redemption by the shareholder of record, generally an insurance company separate account. The procedures do not affect payments by an insurance company to a contract owner under a variable contract.

Frequent Purchases or Redemptions of Portfolio Shares

The Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the "PI funds"). Frequent purchases and redemptions may adversely affect the investment performance and interests of long-term investors in the Portfolios. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This may cause the PI funds to sell Portfolio securities at inopportune times, hurting their investment performance. When large dollar amounts are involved, frequent trading can also make it difficult for the PI funds to use long-term investment strategies because they cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased transaction and tax costs.

Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor's frequent trading strategies.

The Boards of Directors/Trustees of the PI funds, including the Fund, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Fund are limited, however, because the Fund does not directly sell its shares directly to the public. Instead, Portfolio shares are sold only to insurance company separate accounts that fund variable annuity contracts and variable life insurance policies (together, the "contracts"). Therefore, the insurance companies purchasing Portfolio shares (the "participating insurance companies"), not the Fund, maintain the individual contract owner account records. Each participating insurance company submits to the Fund's transfer agent daily aggregate orders combining the transactions of many contract owners. Therefore, the Fund and its transfer agent do not monitor trading by individual contract owners.

Under the Fund's policies and procedures, the Fund has notified each participating insurance company that the Fund expects the insurance company to impose restrictions on transfers by contract owners. The current participating insurance companies are Prudential and two insurance companies not affiliated with Prudential. The Fund may add additional participating insurance companies in the future. The Fund receives reports on the trading restrictions imposed by Prudential on variable contract owners investing in the Portfolios, and the Fund monitors the aggregate cash flows received from unaffiliated insurance companies. In addition, the Fund has entered shareholder information agreements with participating insurance companies as required by Rule 22c-2 under the Investment Company Act. Under these agreements, the participating insurance companies have agreed to: (i) provide certain information regarding contract owners who engage in transactions involving Portfolio shares and (ii) execute any instructions from the Fund to restrict or prohibit further purchases or exchanges of Portfolio shares by contract owners who have been identified by the Fund as having engaged in transactions in Portfolio shares that violate the Fund's frequent trading policies and procedures. The

55

Fund and its transfer agent also reserve the right to reject all or a portion of a purchase order from a participating insurance company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.

The Fund also employs fair value pricing procedures to deter frequent trading. Those procedures are described in more detail under "Net Asset Value," below.

Each Fund of Funds invests primarily or exclusively in other Portfolios of the Trust that are not operated as Funds of Funds. These portfolios in which the Funds of Funds invest are referred to as Underlying Trust Portfolios. The policies that have been implemented by the participating insurance companies to discourage frequent trading apply to transactions in Funds of Funds shares. Transactions by the Funds of Funds in Underlying Trust Portfolio shares, however, are not subject to any limitations and are not considered frequent or short-term trading. For example, the Funds of Funds may engage in significant transactions in Underlying Trust Portfolio shares in order to: (i) change their investment focus, (ii) rebalance their investments to match the then-current asset allocation mix, (iii) respond to significant purchases or redemptions of Fund of Funds shares, or (iv) respond to changes required by the underlying contracts. These transactions by the Funds of Funds in Underlying Trust Portfolio shares may be disruptive to the management of an Underlying Trust Portfolio because such transactions may: (i) cause the Underlying Trust Portfolio to sell portfolio securities at inopportune times to have the cash necessary to pay redemption requests, hurting their investment performance, (ii) make it difficult for the Subadvisers for the Underlying Trust Portfolios to fully implement their investment strategies, and (iii) lead to increased transaction and tax costs.

The AST Bond Portfolios 2015, 2018, and 2019, the AST Investment Grade Bond Portfolio and certain other Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for the participating insurance companies to manage the guarantees offered in connection with these benefit programs, the insurance companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values (referred to in this Prospectus as the Permitted Sub-Accounts) and (ii) require contract holders to participate in certain specialized asset transfer programs. Under these asset transfer programs, the participating insurance companies will monitor each contract owner's account value from time to time and, if necessary, will systematically transfer amounts among the Permitted Sub-Accounts as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable.

As an example of how these asset transfer programs will operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract holder's account value within the Permitted Sub-Accounts) and certain market return scenarios involving "flat" returns over a period of time may cause participating insurance companies to transfer some or all of such contract owner's account value to a Target Maturity Portfolio or the AST Investment Grade Bond Portfolio. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by assets in investments like the Target Maturity Portfolios or the AST Investment Grade Bond Portfolio.

The above-referenced asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs. Such asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant investment adviser or Subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or Subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and the participating insurance companies to prevent such trading, there is no guarantee that the Fund or the participating insurance companies will be able to identify these investors or curtail their trading practices. Therefore, some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading. The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.

For information about the trading limitations applicable to you, please see the prospectus for your contract or contact your insurance company.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary

56

markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Fund's portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Trustees. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the U.S., because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

The Fund may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security's published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market.

Fair value pricing procedures are designed to result in prices for a Portfolio's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio's NAV by short-term traders.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $1 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio's NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All short-term debt securities held by the Money Market Portfolio are valued at amortized cost. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund's Board of Trustees has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

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Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a Subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a Subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A Subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Valuation of Private Real Estate-Related Investments. Private real estate-related investments owned by the Global Real Estate Portfolio will be fair valued each day using a methodology set forth in Valuation Policies and Procedures adopted by the Board of the Trust that incorporate periodic independently appraised values of the properties and include an estimate each day of net operating income (which reflects operating income and operating losses) for each property. Estimates of net operating income are adjusted monthly on a going forward basis as actual net operating income is recognized monthly.

An appraisal is an estimate of market value and not a precise measure of realizable value. Generally, appraisals will consider the financial aspects of a property, market transactions and the relative yield for an asset measured against comparable real estate investments. On any day, PREI may recommend to the Board's Valuation Committee an adjustment to the value of a private real estate-related investment based on market events or issuer-specific events that have increased or decreased the realizable value of the security. For example, adjustments may be recommended by PREI for events indicating an impairment of a borrower's or lessee's ability to pay amounts due or events which affect property values of the surrounding area. Other major market events for which adjustments may be recommended by PREI include changes in interest rates, domestic or foreign government actions or pronouncements, suspended trading or closings of stock exchanges, natural disasters or terrorist attacks. There can be no assurance that the factors for which an adjustment may be recommended by PREI will immediately come to the attention of PREI.

Appraised values do not necessarily represent the price at which real estate would sell since market prices of real estate can only be determined by negotiation between a willing buyer and seller. The realizable market value of real estate depends to a great extent on economic and other conditions beyond the control of the Global Real Estate Portfolio.

Distributor

The Trust currently sells its shares only to insurance company separate accounts to fund variable annuity and variable life insurance contracts. The Trust has no principal underwriter or distributor.

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OTHER INFORMATION

Federal Income Taxes

Each Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Portfolio's income, gains, losses, deductions, and credits are "passed through" pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Fund, including the application of state and local taxes.

Monitoring for Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of each Portfolio's portfolio securities is included in the Fund's SAI and on the Fund's website.

Legal Proceedings

On April 17, 2009, AST, one of the Investment Managers of the Fund, settled separate administrative proceedings brought by the SEC and the New York Attorney General's Office ("NYAG") regarding market timing activities of AST related to certain variable annuities and the Fund. The settlements relate to conduct that generally occurred between January 1998 and September 2003. Prudential Financial, Inc. ("Prudential Financial") acquired AST, formerly named American Skandia Investment Services, Inc., from Skandia Insurance Company Ltd. (publ) in May 2003. Subsequent to the acquisition, Prudential Financial implemented controls, procedures and measures designed to protect customers from the types of activities involved in these settlements. Under the terms of the settlements, AST is paying a total of $34 million in disgorgement and an additional $34 million as a civil money penalty, and AST has undertaken that by the end of 2009 it will undergo a compliance review by an independent third party, who shall issue a report of its findings and recommendations to AST's Board of Directors, the Audit Committee of the Fund and the Staff of the SEC. PI, the other Investment Manager of the Fund, is not involved in the settlements.

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Payments to Affiliates

PI and AST and its affiliates, including a subadviser or thedistributor of thePortfolios maycompensateaffiliates of PI and AST, including the insurance companies issuing variable annuity or variable life contractsby providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the variable annuity and/or variable life contracts which offer the Portfolios as investment options. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing material discussing the contracts, available options, andthe Portfolios.

The amounts paid depend on the nature of the meetings, the number of meetings attended byPI or AST, the subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level ofPI's, AST's, subadviser's or distributor's participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributor and the amounts of such payments may vary between and among each adviser, subadviser and distributor depending on their respective participation.

With respect to variable annuity contracts, the amounts paid under these arrangements to Prudential-affiliated insurers are set forth in the prospectuses for the variable annuitycontracts which offer the Portfolios as investment options.

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FINANCIAL HIGHLIGHTS

Introduction

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract charges are not included, the actual return that you will receive will be lower than the total return in each chart.

The financial highlights for the periods in the five years ended December 31 were part of the financial statements audited by KPMG LLP, the Fund's independent registered public accounting firm, whose reports on these financial statements were unqualified.

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	AST Academic Strategies Asset Allocation Portfolio

	Year Ended				December 5, 2005(f)
	December 31,				through
					December 31,
	2008(g)		2007(g)	2006(g)	2005

Per Share Operating Performance:
Net Asset Value, beginning of period	$12.18		$11.18	$10.04	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.19		0.14	0.09	—	(e)
Net realized and unrealized gain (loss) on investments	(3.92)		0.93	1.05	0.04

Total from investment operations	(3.73)		1.07	1.14	0.04

Less Distributions:	(0.56)		(0.07)	—	—

Net Asset Value, end of period	$7.89		$12.18	$11.18	$10.04

Total Return(a)	(31.89)%		9.59%	11.35%	0.40%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$2,623.3		$5,135.0	$3,005.3	$216.3
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.38	%(h)	0.16%	0.17%	0.20	%(d)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.40	%(h)	0.16%	0.17%	0.58	%(d)
Net investment income (loss)	1.85%		1.15%	0.85%	(0.20	)%(d)
Portfolio turnover rate	158%		28%	22%	2	%(c)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.
(c)	Not annualized.
(d)	Annualized.
(e)	Less than $0.005.
(f)	Commencement of operations.
(g)	Calculated based on average shares outstanding during the period.
(h)	Includes dividend expense on securities sold short of 0.01%.

	AST Balanced Asset Allocation Portfolio

	Year Ended			December 5, 2005(f)
	December 31,			through
				December 31,
	2008(g)	2007(g)	2006(g)	2005

Per Share Operating Performance:
Net Asset Value, beginning of period	$12.06	$11.08	$10.04	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.21	0.17	0.09	—	(e)
Net realized and unrealized gain (loss) on investments	(3.56)	0.87	0.95	0.04

Total from investment operations	(3.35)	1.04	1.04	0.04

Less Distributions:	(0.48)	(0.06)	—	—

Net Asset Value, end of period	$8.23	$12.06	$11.08	$10.04

Total Return(a)	(28.76)%	9.36%	10.36%	0.40%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,344.7	$1,622.2	$785.2	$51.7
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.17%	0.17%	0.19%	0.20	%(d)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.17%	0.17%	0.19%	2.02	%(d)
Net investment income (loss)	1.98%	1.48%	0.90%	(0.20	)%(d)
Portfolio turnover rate	90%	32%	32%	2	%(c)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.
(c)	Not annualized.
(d)	Annualized.
(e)	Less than $0.005.
(f)	Commencement of operations.
(g)	Calculated based on average shares outstanding during the period.

	AST Capital Growth Asset Allocation Portfolio

	Year Ended			December 5, 2005(f)
	December 31,			through
				December 31,
	2008	2007	2006	2005

Per Share Operating Performance:
Net Asset Value, beginning of period	$12.44	$11.36	$10.02	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.19	0.08	0.04	—	(e)
Net realized and unrealized gain (loss) on investments	(4.32)	1.06	1.30	0.02

Total from investment operations	(4.13)	1.14	1.34	0.02

Less Distributions:	(0.72)	(0.06)	—	—

Net Asset Value, end of period	$7.59	$12.44	$11.36	$10.02

Total Return(a)	(34.94)%	10.02%	13.37%	0.20%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$3,045.4	$6,815.7	$3,805.6	$245.9
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.16%	0.16%	0.17%	0.20	%(d)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.16%	0.16%	0.17%	0.54	%(d)
Net investment income (loss)	1.51%	0.93%	0.57%	(0.20	)%(d)
Portfolio turnover rate	74%	33%	21%	1	%(c)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.
(c)	Not annualized.
(d)	Annualized.
(e)	Less than $0.005.
(f)	Commencement of operations.

	AST Preservation Asset Allocation Portfolio

	Year Ended			December 5, 2005(f)
	December 31,			through
				December 31,
	2008(g)	2007(g)	2006(g)	2005

Per Share Operating Performance:
Net Asset Value, beginning of period	$11.78	$10.84	$10.06	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.24	0.22	0.10	—	(e)
Net realized and unrealized gain (loss) on investments	(2.47)	0.75	0.68	0.06

Total from investment operations	(2.23)	0.97	0.78	0.06

Less Distributions:	(0.45)	(0.03)	—	—

Net Asset Value, end of period	$9.10	$11.78	$10.84	$10.06

Total Return(a)	(19.55)%	8.91%	7.75%	0.60%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,340.8	$714.4	$309.4	$13.7
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.17%	0.18%	0.20%	0.20	%(d)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.17%	0.18%	0.23%	6.28	%(d)
Net investment income (loss)	2.29%	1.95%	0.92%	(0.19	)%(d)
Portfolio turnover rate	58%	67%	70%	6	%(c)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.
(c)	Not annualized.
(d)	Annualized.
(e)	Less than $0.005.
(f)	Commencement of operations.
(g)	Calculated based on average shares outstanding during the year.

	AST Money Market Portfolio

	Year Ended December 31,

	2008	2007	2006	2005		2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$1.00	$1.00	$1.00	$1.00		$1.00

Net Investment Income	0.02	0.05	0.04	—	(c)	0.01

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	—	(c)	(0.01)
Distributions from net realized gains	—	—	—	—	(c)	—
Distributions	(0.02)	(0.05)	(0.04)	—		—

Total dividends and distributions	(0.02)	(0.05)	(0.04)	—	(c)	(0.01)

Net Asset Value, end of year	$1.00	$1.00	$1.00	$1.00		$1.00

Total Return(a)	2.51%	4.90%	4.57%	2.73%		0.84%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,906.4	$1,969.2	$1,692.1	$1,639.6		$1,359.2
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.56%	0.56%	0.57%	0.58%		0.58	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.59%	0.59%	0.61%	0.63%		0.63	%(b)
Net investment income	2.44%	4.79%	4.53%	2.69%		0.81%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c)	Less than $0.005 per share.

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APPENDIX

Description of Certain Debt Securities Ratings

STANDARD & POOR'S RATINGS SERVICES (S&P)

Long-Term Issue Credit Ratings

AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories

Commercial Paper Ratings

A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Notes Ratings

An S&P notes rating reflects the liquidity factors and market risks unique to notes. Notes due in three years or less will likely receive a notes rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

  Amortization schedule-the longer the final maturity relative to other maturities the more likely it will be treated as a note.

  Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

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SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Debt Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating category from Aa to Caa. The modifier 1 indicates that the issuer is in the higher end of its letter rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issuer is in the lower end of the letter ranking category.

Short-Term Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

  Leading market positions in well-established industries.

  High rates of return on Portfolios employed.

  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

  Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage

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ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

MIG 1: This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the proceeding group.

FITCH, INC.

International Long-Term Credit Ratings

AAA: Highest Credit Quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

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INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 778-2255 or by writing to Advanced Series Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios' investments is available in the Fund's annual and semi-annual reports to shareholders. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number. The Statement of Additional Information and the annual and semi-annual reports are also available without charge on the Fund's website at www.prudential.com.

Delivery of Prospectus and Other Documents to Households. To lower costs and eliminate duplicate documents sent to your address, the Fund, in accordance with applicable laws and regulations, may begin mailing only one copy of the Fund's prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Fund at the above address. The Fund will begin sending individual copies to you within thirty days of revocation.

The information in the Fund's filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Finally, information about the Fund is available on the EDGAR database on the Commission's internet site at www.sec.gov.

Investment Company File Act No. 811-05186

AST PRSA II

Advanced Series Trust
PROSPECTUS
May 1, 2009

The Fund is an investment vehicle for life insurance companies ("Participating Insurance Companies") writing variable annuity contracts and variable life insurance policies. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Fund has received an order from the Securities and Exchange Commission permitting its Investment Manager, subject to approval by its Board of Trustees, to change Subadvisers without shareholder approval. For more information, please see this Prospectus under "How the Fund is Managed."
These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This prospectus discusses the following Portfolios of the Advanced Series Trust:

AST Money Market Portfolio

INTRODUCTION

4	INTRODUCTION
4	About the Fund and its Portfolios

5	RISK/RETURN SUMMARY
5	Fixed Income Portfolios: Investment Objectives and Principal Strategies
6	Principal Risks
14	Introduction to Past Performance
16	Past Performance: Fixed Income Portfolios
17	Fees and Expenses of the Portfolios
18	Example

19	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
19	Introduction
19	Fixed Income: Inv Objectives and Policies

21	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS
21	Additional Investments & Strategies

25	HOW THE FUND IS MANAGED
25	Board of Trustees
25	Investment Managers
26	Investment Management Fees
27	Investment Subadvisers

28	HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
28	Purchasing and Redeeming Shares of the Portfolios
28	Redemption in Kind
28	Frequent Purchases or Redemptions of Portfolio Shares
29	Net Asset Value
31	Distributor

32	OTHER INFORMATION
32	Federal Income Taxes
32	Monitoring for Possible Conflicts
32	Disclosure of Portfolio Holdings
32	Legal Proceedings
33	Payments to Affiliates

34	FINANCIAL HIGHLIGHTS
34	Introduction

37	APPENDIX IV
37	Description of Certain Debt Securities Ratings

About the Fund and its Portfolios

This prospectus provides information about the Advanced Series Trust (the Fund), which presently consists of 57 separate portfolios (each, a Portfolio). The Portfolios of the Fund which are discussed in this prospectus are listed on the inside front cover. Each Portfolio is a diversified investment company as defined by the Investment Company Act of 1940 ("the 1940 Act"), unless herein noted otherwise.

AST Investment Services, Inc. (AST) and Prudential Investments LLC (PI), both wholly-owned subsidiaries of Prudential Financial, Inc., serve as overall investment managers of the Fund. AST and PI (together, the Investment Managers) have retained one or more subadvisers, each a Subadviser, to manage the day-to-day investment of the assets of each Portfolio in a multi-manager structure. More information about the Investment Managers, the Subadvisers and the multi-manager structure is included in "How the Fund is Managed" later in this Prospectus.

The Fund offers one class of shares in each Portfolio. Shares of the Portfolios of the Trust are sold only to separate accounts of Prudential Annuities Life Assurance Corporation, The Prudential Insurance Company of America, Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Retirement Insurance and Annuity Company, Pramerica of Bermuda Life Assurance Company, Ltd. (collectively, Prudential), and Kemper Investors Life Insurance Company as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company).

Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract. Each vairable annuity contract and vairable life insurance policy involves fees and expenses not described in this Prospectus.

The Risk/Return Summary which follows highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund's Statement of Additional Information (SAI).

4

RISK/RETURN SUMMARY

Fixed Income Portfolios: Investment Objectives and Principal Strategies

AST Money Market Portfolio
Investment Objective: to seek high current income and maintain high levels of liquidity.

The Portfolio will invest in high-quality, short-term, U.S. dollar denominated corporate, bank and government obligations. Under the regulatory requirements applicable to money market funds, the Portfolio must maintain a weighted average portfolio maturity of not more than 90 days and invest in securities that have effective maturities of not more than 397 days. In addition, the Portfolio will limit its investments to those securities that, in accordance with guidelines adopted by the Trustees of the Fund, present minimal credit risks. The Portfolio will not purchase any security (other than a United States Government security) unless:

(1) rated in one of the two highest short-term rating categories by at least two rating organizations or, if only one rating organization has rated the security, so rated by that rating organization;
(2) rated in one of the three highest long-term rating categories by at least two rating organizations or, if only one rating organization has rated the security, so rated by that rating organization; or
(3) if unrated, of comparable quality as determined by the Fund's investment adviser.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC). Although the Portfolio seeks to maintain a net asset value of $1 per share, it is possible to lose money by investing in the Portfolio.

This Portfolio is advised by Prudential Investment Management, Inc.

Principal Risks

  credit risk

  market risk

  interest rate risk

  U.S. government and agency securities risk

  management risk

  liquidity risk

5

Principal Risks

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The principal risks of investing in each Portfolio, as identified in the Risk/Return Summary, are summarized below.

Certain additional principal risks associated with investing in the Asset Allocation Portfolios are discussed separately, in the following section entitled "Principal Risks--Asset Allocation Portfolios"

Asset Transfer Program Risk. Each Portfolio may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for Prudential to manage the guarantees offered in connection with these benefit programs, Prudential generally: (i) limits the number and types of variable sub-accounts in which contract holders may allocate their account values (referred to in this Prospectus as the Permitted Sub-Accounts) and (ii) requires contract holders to participate in certain specialized asset transfer programs. Under these asset transfer programs, Prudential will monitor each contract owner's account value from time to time and, if necessary, will systematically transfer amounts between the Permitted Sub-Accounts and the Portfolios as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable. The asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs.

As an example of how these asset transfer programs will operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract holder's account value within the Permitted Sub-Accounts) and certain market return scenarios involving "flat" returns over a period of time may cause Prudential to transfer some or all of such contract owner's account value to a Portfolio. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by assets in investments like the Portfolios.

Such asset transfers may, however, result in large-scale asset flows into and out of the Portfolios and subject the Portfolios to certain risks. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the Subadviser to purchase and sell securities at inopportune times and by otherwise limiting the Subadviser's ability to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high operating expense ratios for the Portfolios compared to other similar funds. For more information on the Asset Transfer Programs, please see "Risk/Return Summary—Principal Risks of the Portfolios—Special Risks Relating to Asset Transfer Programs" herein.

For more information on the relevant living benefit programs and asset transfer programs, please see your contract prospectus.

The AST Dynamic Asset Allocation Portfolios and the AST Tactical Asset Allocation Portfolios (together, the Funds of Funds) are structured as "fund-of-funds." This means that each Fund of Funds invests primarily or exclusively in other Portfolios of the Fund that are not operated as "funds-of-funds." The Portfolios in which the Funds of Funds invest are referred to as Underlying Portfolios. Transactions by the Funds of Funds in Underlying Portfolio shares are not subject to any limitations and are not considered frequent or short-term trading. For example, the Funds of Funds may engage in significant transactions in Underlying Portfolio shares in order to: (i) change their investment focus, (ii) rebalance their investments to match the then-current asset allocation mix, (iii) respond to significant purchases or redemptions of Fund of Funds shares, including significant purchases and redemptions caused by the above-referenced asset transfer programs, or (iv) respond to changes required by the underlying contracts (as describe in more detail below). These transactions by the Funds of Funds in Underlying Portfolio shares may be disruptive to the management of an Underlying Portfolio because such transactions may: (i) cause the Underlying Portfolio to sell portfolio securities at inopportune times or to borrow money on a temporary basis in order to have the cash necessary to pay redemption requests initiated by the Funds of Funds, hurting the investment performance of the Underlying Portfolios (and the Funds of Funds as well), (ii) make it difficult for the Subadvisers for the Underlying Portfolios to fully implement their investment strategies, and (iii) lead to increased transaction and tax costs. In addition, because a Fund of Funds may own a substantial portion of an Underlying Portfolio, a large-scale redemption initiated by one or more Funds of Funds could cause an Underlying Portfolio's expense ratio to increase as such portfolio's fixed costs would be spread over a smaller asset base. As a result, these transactions could have an adverse effect on the relevant Funds of Funds and Underlying Portfolios.

Asset-backed securities risk.Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Portfolio reinvests the proceeds of a prepayment it may receive a lower interest rate. Asset-backed securities may also be subject to extension risk, that is, the risk that, in a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the

6

average duration of the portfolio of a Portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities.

Borrowing risk. A Portfolio may borrow money from banks for investment purposes, and invest the proceeds of such loans, as permitted under the Investment Company Act of 1940, as amended (the 1940 Act). Under the 1940 Act, a Portfolio may borrow from a bank up to one-third of its total assets (including the amount borrowed). When a Portfolio borrows money for investment purposes or otherwise leverages its portfolio, any increase or decrease in the Portfolio's NAV is exaggerated by the use of leverage. Leverage risks are described below.

Commodity risk. A Portfolio's investments in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional equity and debt securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, acts of terrorism, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Common and preferred stocks risk. Each Portfolio may invest in common and preferred stocks. Common and preferred stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company's income for purposes of receiving dividend payments and on the company's assets in the event of liquidation. Common and preferred stocks can experience sharp declines in value over short or extended periods of time, regardless of the success or failure of a company's operations. Stocks can decline for many reasons, including due to adverse economic, financial, or political developments and developments related to the particular company, the industry of which it is a part, or the securities markets generally.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk. Each Portfolio is also subject to credit risk to the extent it invests in fixed-income securities. Credit risk is the risk that an issuer of securities or a counterparty will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer or counterparty is less able to make required principal and interest payments. This is broadly gauged by the credit ratings of the securities in which each Portfolio invests. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality. The lower the rating of a debt security held by a Portfolio, the greater the degree of credit risk that is perceived to exist by the rating agency with respect to that security. Although debt obligations rated BBB by S&P, Baa by Moody's, or BBB by Fitch, are regarded as investment-grade, such obligations have speculative characteristics and are riskier than higher-rated securities. Adverse economic developments are more likely to affect the payment of interest and principal on debt obligations rated BBB/Baa than on higher rated debt obligations. Non-investment grade debt—also known as "high-yield bonds" or "junk bonds"—have a higher risk of default and tend to be less liquid than higher-rated securities. Increasing the amount of Portfolio assets allocated lower-rated securities generally will increase the credit risk to which the Portfolio is subject. Information on the ratings issued to debt securities by certain rating agencies is included in Appendix IV to this Prospectus. Not all securities are rated. In the event that the relevant rating agencies assign different ratings to the same security, the Portfolio's Subadviser will determine which rating it believes best reflects the security's quality and risk at that time. Credit risk may also be gauged by the cost of buying protection on the credit default swap market with respect to an issuer's debt securities. If the cost to buy protection against an issuer's default increases, the credit risk associated with the issuer's debt securities will be deemed to be higher by many market participants and could adversely affect the value of the issuer's debt securities.

Depositary Receipts Risk. Investments in non-U.S. issuers through Depositary Receipts and similar instruments may involve certain risks not applicable to investing in U.S. issuers, including changes in currency rates, application of local tax laws, changes in governmental administration or economic or monetary policy or changed circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies.

Derivatives risk. Certain Portfolios may, but are not required to, use derivative instruments for risk management purposes or as part of their investment strategies. Generally, a derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. Examples of derivatives (without limitation) include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. Portfolios may use derivatives to earn income and enhance returns, to manage or adjust their risk profile, to replace more traditional direct investments, or to obtain exposure to certain markets.

7

As open-end investment companies registered with the Securities and Exchange Commission (the Commission), the Portfolios are subject to the federal securities laws, including the 1940 Act, related rules, and various Commission and Commission staff positions. In accordance with these positions, with respect to certain kinds of derivatives, the Portfolios must "set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other Commission- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Portfolios must cover their open positions by setting aside liquid assets equal to the contracts' full, notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Portfolios are permitted to set aside liquid assets in an amount equal to such Portfolio's daily marked-to-market (net) obligations, if any (i.e., such Portfolio's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Portfolios will have the ability to employ leverage to a greater extent than if such Portfolio were required to segregate assets equal to the full notional value of such contracts. The Fund reserves the right to modify the asset segregation policies of thePortfolios in the future to comply with any changes in the positions articulated from time to time by the Commission and its staff.

Derivatives are volatile and may be subject to significant price movement. The use of derivatives involves significant risks, including:

Credit risk. The risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio. For example, a Portfolio would be exposed to credit risk (and counterparty risk) to the extent it purchases protection against a default by a debt issuer and the swap counterparty does not maintain adequate reserves to cover such a default.

Currency risk. The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage risk. The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity risk. The risk that certain securities may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the security is currently worth.

Additional risks: Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If a Subadviser incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Portfolio might have been in a better position if the Portfolio had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. Derivatives also involve the risk of mispricing or improper valuation (i.e., the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for a Portfolio to lose more than the amount the Portfolio invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes.

Certain Portfolios may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which such a portfolio uses a derivative to offset the risks associated with its other holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the relevant Portfolio, in which case any losses on the holdings being hedged may not be reduced and may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The relevant Portfolio is not required to use hedging and may choose not to do so. Because certain Portfolios may use derivatives to seek to enhance returns, their investments will expose them to the risks outlined above to a greater extent than if they used derivatives solely for hedging purposes. The use of derivatives to seek to enhance returns may be considered speculative.

Extension Risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

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Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and non-U.S. governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition to the policies described elsewhere in this Prospectus, each Portfolio may from time to time attempt to hedge a portion of their currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases the Portfolio may be worse off than if it had not used a hedging instrument. For most emerging market currencies, suitable hedging instruments are not available. See "Hedging Risk" below for more information.

Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the "numbers" themselves sometimes mean different things, each Subadviser devotes research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments. Political developments may adversely affect the value of a Portfolio's foreign securities.

Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Taxation risk . Many foreign markets are not as open to foreign investors as U.S. markets. Each Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of a Portfolio.

Fund of Funds Risk.The Dynamic Asset Allocation Portfolios, the Tactical Asset Allocation Portfolios, and the AST Academic Strategies Asset Allocation Portfolio (collectively, the Asset Allocation Portfolios) invest primarily or exclusively in other Portfolios of the Fund (collectively, the Underlying Trust Portfolios). Underlying Trust Portfolios may experience relatively large mandatory or discretionary purchases and sales from one or more of the Asset Allocation Portfolios. The use of the Asset Allocation Portfolios in connection with certain variable annuity living benefit programs may result in mandatory asset flows into and out of the Asset Allocation Portfolios (and the relevant Underlying Trust Portfolios) on a large scale. The Investment Managers may, however, seek to minimize the impact of certain discretionary transactions by structuring them over a reasonable period of time or through the enforcement of certain limits on redemptions of Underlying Trust Portfolio shares. Despite these efforts, the relevant Underlying Trust Portfolios may experience increased expenses as they buy and sell securities to respond to transactions initiated by the Asset Allocation Portfolios. An Underlying Trust Portfolio's investment performance also may be adversely affected if it must buy and sell securities at inopportune times to respond to transactions initiated by an Asset Allocation Portfolio. In addition, because the Asset Allocation Portfolios may own a substantial portion of an Underlying Trust Portfolio, a large-scale redemption initiated by one or more Asset Allocation Portfolio could cause an Underlying Trust Portfolio's expense ratio to increase as such portfolio's fixed costs

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would be spread over a smaller asset base. As a result, these transactions could have an adverse effect on an Asset Allocation Portfolio which continues to remain invested in such Underlying Trust Portfolios.

Geographic Focus Risk. To the extent a Portfolio invests a substantial amount of its assets in a single country, a small number of countries, or a particular geographic region, its performance may at times be worse than the performance of other mutual funds that invest more broadly.

Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

Hedging risk. The decision as to whether and to what extent a Portfolio will engage in hedging transactions to hedge against such risks as credit risk, currency risk, counterparty risk, and interest rate risk will depend on a number of factors, including prevailing market conditions, the composition of such portfolio and the availability of suitable transactions. Accordingly, no assurance can be given that a Portfolio will engage in hedging transactions at any given time or from time to time, even under volatile market environments, or that any such strategies, if used, will be successful. Hedging transactions involve costs and may result in losses.

High-yield risk. Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High-yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio's ability to sell its high-yield securities (liquidity risk). In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress.

Industry/sector risk. Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio's performance may be tied more directly to the success or failure of a smaller group of portfolio holdings.

Inflation risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Portfolio's assets can decline as can the value of income received by the Portfolio. The prices of common stocks and fixed-income securities may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Inflation-indexed securities risk. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. Each Portfolio may have exposure to inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

Infrastructure investment risk. A Portfolio's infrastructure-related investments expose that Portfolio to potential adverse economic, regulatory, political and other changes affecting such investments. Issuers in infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies, and other factors.

Initial public offering (IPO) risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio's asset base increases, IPOs often have a diminished effect on a Portfolio's performance.

Interest rate risk. Each Portfolio investing in fixed-income securities is subject to interest rate risk. Interest rate risk is the risk that the rates of interest income generated by the fixed-income investments of a Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed-income investments of a Portfolio may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the negative effect on its value when rates increase. As a result, mutual funds with longer durations and longer weighted average maturities generally have more volatile share prices than funds with shorter durations and shorter weighted average maturities. The prices of debt obligations generally move in the opposite direction to that of market interest rates.

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Investment model risk. Each of the AST Focus Four Plus Portfolio, AST First Trust Balanced Target Portfolio, and AST First Trust Capital Appreciation Target Portfolio is also exposed to additional market risk due to its policy of investing solely in securities identified by the each of the relevant Equity Strategies under normal cirucmstances. As a result of this policy, equity securities held by each Portfolio will not be bought or sold in response to market fluctuations under normal circumstances. To the extent this management style is non-dynamic, the Portfolio may subject investors to greater market risk than other mutual funds.

Investment style risk. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Growth companies are often expected by investors to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately even if earnings showed an absolute increase. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.

Leveraging risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a Subadviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's securities.

License risk. Certain Portfolios rely on licenses from third parties to the relevant Subadviser that permit the use of the intellectual property of such parties in connection with the investment strategies for those Portfolios. Such licenses may be terminated by the licensors under certain circumstances, and as a result, a Portfolio may lose its ability to use the licensed name and/or the licensed investment strategy. Accordingly, in the event a license is terminated, it may have a significant effect on the operation of the affected Portfolio.

Liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. Liquidity risk may result if an investment trades in lower volumes. Liquidity risk may also result if a Portfolio makes investments that become less liquid in response to market developments or adverse investor perceptions. When there are few willing buyers and investments cannot be readily sold at the desired time or price, a Portfolio may have to accept a lower price or may not be able to sell the investment at all. An inability to sell a portfolio position can adversely affect a Portfolio's return by causing a decrease in the value of the investment or by preventing the Portfolio from being able to take advantage of other investment opportunities. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Each Portfolio (other than the Money Market Portfolio) generally may invest up to 15% of its net assets in illiquid securities. The Money Market Portfolio may invest up to 10% of its net assets in illiquid securities. The relevant Subadviser will seek to maintain an adequate level of portfolio liquidity, based on all relevant facts and circumstances, with consideration given to the Portfolio's exposure to illiquid securities in the event the market value of such securities exceeds 10% or 15% (as applicable) of the Portfolio's net assets as a result of a decline in the market value of the Portfolio.

Management risk. Actively managed investment portfolios are subject to management risk. Each Subadviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk. Market risk is the risk that the equity and fixed-income markets in which the Portfolios invest will experience market volatility and go down in value, including the possibility that a market will go down sharply and unpredictably. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Market sector/industry concentration risk.Funds that emphasize investments in a particular market sector or industry like real estate

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are subject to an additional risk factor because they are generally less diversified than most equity funds. Property values may fall due to increasing vacancies or declining rents resulting from economic, demographic or legal developments.

Mid-capitalization company risk. The Portfolio may invest in securities of medium and new companies. Investments in intermediate capitalization size companies may be more volatile than investments in larger companies, as intermediate capitalization size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

Mortgage risk. Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans and are subject to certain risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that has exposure to mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because such portfolio will have to reinvest that money at the lower prevailing interest rates.

Most mortgage-backed securities are issued by federal government agencies such as Ginnie Mae, or by government sponsored enterprises such as Freddie Mac or Fannie Mae. Principal and interest payments on mortgage-backed securities issued by the federal government and some Federal government agencies, such as Ginnie Mae, are guaranteed by the Federal government and backed by the full faith and credit of the United States. Mortgage-backed securities issued by other government agencies or government sponsored enterprises, such as Freddie Mac or Fannie Mae, are backed only by the credit of the government agency or enterprise and are not backed by the full faith and credit of the United States. Fannie Mae and Freddie Mac are authorized to borrow from the U.S. Treasury to meet their obligations. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future. Private mortgage-backed securities are issued by private corporations rather than government agencies and are subject to credit risk and interest rate risk. The risks associated with investments in mortgage-related securities, particularly credit risk and liquidity risk, are heightened for investments in sub-prime mortgage-related securities.

Fannie Mae and Freddie Mac hold or guarantee approximately $5 trillion worth of mortgages. The value of the companies' securities has fallen sharply in 2008 due to concerns that the firms do not have sufficient capital to offset losses resulting from the mortgage crisis. In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas Fannie Mae and Freddie Mac could buy, and until 2009, to lend Fannie Mae and Freddie Mac emergency funds and to purchase the entities' stock. On September 6, 2008, at the request of the Secretary of the U.S. Treasury, the Chairman of the Board of Governors of the Federal Reserve and the Director of the FHFA, each of Freddie Mac's and Fannie Mae's boards of directors adopted resolutions consenting to putting the respective companies into conservatorship. After obtaining these consents, the Director of FHFA appointed FHFA as the conservator of each of Fannie Mae and Freddie Mac on September 6, 2008. Fannie Mae and Freddie Mac report that as of November 7, 2008 and November 14, 2008, respectively, the conservator for each company has advised them that it has not disaffirmed or repudiated any contracts entered into by Fannie Mae or Freddie Mac prior to its appointment as conservator. The effect that this conservatorship will have on the companies' debt and equities is unclear. Each of Fannie Mae and Freddie Mac has been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

Non-diversification risk. The chance that a Portfolio's performance may be disproportionately hurt by the performance ofrelatively few securities. A Portfolio which is non-diversified may invest more of its assets in a smaller number of issuers than a diversified Portfolio. Concentrating investments may result in greater potential losses for Portfolios investing in a broader variety of issuers. A Portfolio may be more susceptible to adverse developments affecting a single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio turnover risk. A Portfolio may actively and frequently trade its portfolio securities to achieve its investment objective. This may occur due to active portfolio management by the Portfolio's Subadviser. High portfolio turnover results in higher transaction costs (such as brokerage commissions, dealer mark-ups and other transaction-related expenses), which can adversely affect a Portfolio's performance. Each Subadviser generally will not consider the length of time a Portfolio has held a particular security in making investment decisions. In fact, each Subadviser may engage in active trading on behalf of a Portfolio—that is, frequent trading of its securities—in order to take advantage of new investment opportunities or return differentials. Each Portfolio's turnover rate may be higher than that of other mutual funds due to the Subadviser's investment strategies.

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In addition, certain Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for Prudential to manage the guarantees offered in connection with these benefit programs, Prudential generally: (i) limits the number and types of variable sub-accounts in which contract holders may allocate their account values and (ii) requires contract holders to participate in certain specialized asset transfer programs. The use of these asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. This is particularly true for th Target Maturity Portfolios and the AST Investment Grade Bond Portfolio. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant Subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant Subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Prepayment or call risk. Prepayment or call risk is the risk that issuers will prepay fixed-rate obligations held by a Portfolio when interest rates fall, forcing the Portfolio to reinvest in obligations with lower interest rates than the original obligations. Mortgage-related securities and asset-backed securities are particularly subject to prepayment risk.

Real estate risk. Certain Portfolios may invest in REITs and real estate-linked derivative instruments. Such on emphasis on these types of investments will subject a Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. An investment in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Selection risk. The risk that the securities, derivatives, and other instruments selected by a Portfolio's Subadviser will underperform the market, the relevant indices or other funds with similar investment objectives and investment strategies, or that securities sold short will experience positive price performance.

Short sale risk. A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security's price will decline, exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited, although for fixed-income securities an interest rate of 0% forms an effective limit on how high a securities' price would be expected to rise. Although certain Portfolios may try to reduce risk by holding both long and short positions at the same time, it is possible that a Portfolio's securities held long will decline in value at the same time that the value of the Portfolio's securities sold short increases, thereby increasing the potential for loss.

Small company risk. The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio's ability to sell these securities. Such investments may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The securities of smaller companies may be less liquid than others, which may make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

Underlying Fund risk. The value of an investment in a Portfolio will be related in large part to the investment performance of any of the Portfolio's investments in an underlying fund. Therefore, the principal risks of investing in such a Portfolio are closely related to the principal risks associated with the underlying portfolio and its investments as well as exposing the Portfolio to a pro rata portion of the underlying portfolio's fees and expenses.

U.S. government and agency securities risk. In addition to market risk, interest rate risk and credit risk, such securities may limit a Portfolio's potential for capital appreciation. Not all U.S. Government securities are insured or guaranteed by the U.S. Government, some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Mortgage-backed securities issued by government sponsored enterprises such as Freddie Mac or Fannie Mae are not backed by the full faith and credit of the United States.

Other debt obligations issued or guaranteed by the U.S. government and government-related entities risk.Securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the GNMA, the Farmers Home Administration, the Export-Import Bank, and the Small Business Administration are backed by the full faith and credit of the United States. Obligations of the FNMA, the FHLMC, the Federal Home Loan Bank, the Tennessee Valley Authority and

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the United States Postal Service are not backed by the full faith and credit of the U.S. Government. In the case of securities not backed by the full faith and credit of the United States, a Portfolio generally must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. The yield and market value of these securities are not guaranteed by the U.S. government or the relevant government sponsored enterprise.

Valuation Risk. Due to the nature of some Portfolios' investments and the market environment, a portion of a given Portfolio's assets may be valued at fair value pursuant to guidelines established by the Fund's Board of Trustees. A Portfolio's assets may be valued using prices provided by a pricing service or, alternatively, a broker-dealer or other market intermediary (sometimes just one broker-dealer or other market intermediary) when other reliable pricing sources may not be available. No assurance can be given that such prices accurately reflect the price a Portfolio would receive upon sale of a security. To the extent a Portfolio sells a security at a price lower than the price it has been using to value the security, its net asset value will be adversely affected. When a Portfolio invests in Underlying Portfolios that are not advised, managed, or sponsored by the Investment Managers or their affiliates (collectively, the Underlying Non-Prudential Portfolios), it will generally value its investments in those Underlying Non-Prudential Portfolios based upon net asset valuation determinatinos provided by the Underlying Non-Prudential Portfolios. These values may not be precisely the same as if the investments of the Underlying Non-Prudential Portfolios had been valued using the procedures employed by a Portfolio to value its own assets. In addition, if there is wide variation in hte fair value estimates produced by the market participants with respect to investments held by a Portfolio, such variations may make it harder for the Portfolio to sell that investment (i.e., such variation may tend to increase liquidity risk).

Valuation of Private Real Estate-Related Investments risk. Private real estate-related investments owned by the Global Real Estate Portfolio will be fair valued each day using a methodology set forth in Valuation Policies and Procedures adopted by the Board of the Trust that incorporate periodic independent appraised value of the properties. An appraisal is an estimate of market value. The realizable market value of real estate depends to a great extent on economic and other conditions beyond the control of the Global Real Estate Portfolio.

Value Style risk. Certain stocks purchased by the Emerging Markets Equity Portfolio may be undervalued due to adverse economic conditions or other near-term difficulties that cause them not to achieve their expected financial potential. Undervaluation may also arise because companies are misunderstood by investors or because they are out of step with favored market themes.

Yankee obligations risk. Yankee obligations are U.S. dollar-denominated debt securities of foreign corporations issued in the United States and U.S. dollar-denominated debt securities issued or guaranteed as to payment of principal and interest by governments, quasi-governmental entities, government agencies, and other governmental entities of foreign countries and supranational entities, which securities are issued in the United States. Debt securities of quasi-governmental entities are issued by entities owned by either a national, state, or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Investments in the securities of foreign corporations and governments, even those denominated in U.S. dollars, involve certain risks not typically associated with investments in domestic issuers. The values of the securities of foreign corporations and governments are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, such as changes in economic or monetary policies. In addition, Yankee obligations may be less liquid than the debt obligations of U.S. issuers. In general, less information is publicly available about foreign corporations than about U.S. companies. Foreign corporations are generally not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Some securities issued by foreign governments or their subdivisions, agencies, and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a foreign government, it may be difficult for the Portfolio to pursue its rights against such government in that country's courts. Some foreign governments have defaulted on principal and interest payments. In addition, a Portfolio's investments in Yankee obligations may be subject to the risk of nationalization or expropriation of a foreign corporation's assets, imposition of currency exchange controls, or restrictions on the repatriation of non-U.S. currency, confiscatory taxation, political or financial instability and adverse diplomatic developments.These risks are heightened in all respects with respect to Yankee obligations issued by foreign corporations and governments located in emerging markets.

Introduction to Past Performance

A number of factors, including risk, can affect how a Portfolio performs. The bar charts and tables on the following pages demonstrate the risk of investing in each Portfolio by showing how returns can change from year to year and by showing how each Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that a Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the charts and tables on the following pages are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges. During certain periods shown, fee waivers and/or

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expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for a Portfolio would have been lower.

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Past Performance: Fixed Income Portfolios

AST Money Market Portfolio

Annual Returns

Best Quarter	Worst Quarter
1.77% (3rd quarter of 2000)	0.13% (4th quarter of 2003)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 years
Portfolio	2.51%	3.10%	3.18%
Lipper Variable Insurance Products (VIP) Money Market Funds Average*	2.23%	3.00%	3.15%

*The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

7-Day Yield (as of 12/31/08)
AST Money Market Portfolio*	1.15%
Average Money Market Fund**	0.89%

*The Portfolio's yield is after deduction of expenses and does not include contract charges.

**Source: iMoneyNet, Inc., as of December 30, 2008, based on the iMoneyNet Prime Retail Universe.

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Fees and Expenses of the Portfolios

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios. Unless otherwise indicated, the fees and expenses shown below are based upon each Portfolio's expenses for the year ended December 31, 2008 and are expressed as a percentage of the average daily net assets of each Portfolio. Expenses may vary in future years.

The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets, in %)
	Shareholder Fees (fees paid directly from your investment)	Management Fees[3]	Distribution (12b-1) Fees	Other Expenses[1]	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses [2]
AST Money Market	None	.50	None	.12	-	.62

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Example

The following Example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Because the following example does not include the effect of Contract charges, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus. The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio's total operating expenses remain the same (including the indirect expenses of any acquired portfolios in which the Portfolio invests), except for any contractual fee waivers and overall expense limitations that may be in effect for the one year period in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expense Example
	1 Year	3 Years	5 Years	10 Years
AST Money Market	63	199	346	774

1 Shares of the Portfolios are generally purchased through variable insurance products. The Trust has entered into arrangements with the issuers of the variable insurance products offering the Portfolios under which the Trust compensates the issuers 0.10% for providing ongoing services to Portfolio shareholders in lieu of the Trust providing such services directly to shareholders. Amounts paid under these arrangements are included in "Other Expenses." Subject to the expense limitations set forth below, for each Portfolio of the Trust, except as described below, the Investment Managers have agreed to voluntarily waive a portion of the 0.10% administrative services fee, based on the average daily net assets of each Portfolio of the Trust, as set forth in the table below:

Average Daily Net Assets of Portfolio	Fee Rate Including Waiver
Up to and including $500 million	0.10% (no waiver)
Over $500 million up to and including $750 million	0.09%
Over $750 million up to and including $1 billion	0.08%
Over $1 billion	0.07%

2 Some of the Portfolios invest in other investment companies (the Acquired Portfolios), including the Dryden Core Investment Fund. Investors in a Portfolio indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown under "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios in which each Portfolio invested during the year ended December 31, 2008.

When a Portfolio's "Acquired Portfolio Fees and Expenses" are less that 0.01%, such expenses are included in the column titled "Other Expenses." This may cause the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables of such Portfolios.

3 Effective as of July 1, 2008, the Investment Managers have voluntarily agreed to waive a portion of their management fee and/or limit expenses (expressed as a percentage of average daily net assets) for certain Portfolios of the Fund, as set forth in the table below. These arrangements may be discontinued or otherwise modified at any time.

Portfolio	Fee Waiver and/or Expense Limitation
AST Money Market	0.56%

The management fee rate shown in the "management fees" column is based on the indicated Portfolio's average daily net assets as of the fiscal year ended December 31, 2008, except that the fee rate shown does not reflect the impact of any contractual or voluntary management fee waivers that may be applicable and which would result in a reduction in the fee rate paid by the Portfolio. The management fee rate for certain Portfolios may include "breakpoints" which are reduced fee rates that are applicable at specified levels of Portfolio assets; the effective fee rates shown in the table reflect and incorporate any contractual fee "breakpoints" which may be applicable.

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MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Introduction

We describe each Portfolio's investment objective and policies on the following pages. We describe certain investment instruments that appear below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios.

Although we make every effort to achieve each Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Trustees can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Fixed Income: Inv Objectives and Policies

AST Money Market Portfolio

Investment Objective: to seek high current income and maintain high levels of liquidity.

Principal Investment Policies and Risks:
As a money market fund, the Portfolio seeks to maintain a stable net asset value of $1.00 per share. In other words, the Portfolio attempts to operate so that shareholders do not lose any of the principal amount they invest in the Portfolio. Of course, there can be no assurance that the Portfolio will achieve its goal of a stable net asset value, and shares of the Portfolio are neither insured nor guaranteed by the U.S. government or any other entity. For instance, the issuer or guarantor of a portfolio security or the other party to a contract could default on its obligation, and this could cause the Portfolio's net asset value per share to fall below $1.00. In addition, the income earned by the Portfolio will fluctuate based on market conditions, interest rates and other factors. In a low interest rate environment, the yield for the Portfolio, after deduction of operating expenses, may be negative even though the yield before deducting such expenses is positive. A negative yield may also cause the Portfolio's net asset value per share to fall below $1.00. The Investment Manager may decide to reimburse certain of these expenses to the Portfolio in order to maintain a positive yield, however it is under no obligation to do so and may cease doing so at any time without prior notice.

Under the regulatory requirements applicable to money market funds, the Portfolio must maintain a weighted average portfolio maturity of not more than 90 days and invest in high quality U.S. dollar-denominated securities that have effective maturities of not more than 397 days. In addition, the Portfolio will limit its investments to those securities that, in accordance with guidelines adopted by the Trustees of the Fund, present minimal credit risks. The Portfolio will not purchase any security (other than a United States Government security) unless:

- rated in one of the two highest short-term rating categories by at least two rating organizations or, if only one rating organization has rated the security, so rated by that rating organization;
- rated in one of the three highest long-term rating categories by at least two rating organizations or, if only one rating organization has rated the security, so rated by that rating organization; or
- if unrated, of comparable quality as determined by the Fund's investment adviser.

These standards must be satisfied at the time an investment is made. If the quality of the investment later declines, the Portfolio may continue to hold the investment, subject in certain circumstances to a finding by the Trustees that disposing of the investment would not be in the Portfolio's best interest.

Subject to the above requirements, the Portfolio will invest in one or more of the types of investments described below.

United States Government Obligations. The Portfolio may invest in obligations of the U.S. Government and its agencies and instrumentalities directly. Such Obligations may also serve as collateral for repurchase agreements. U.S. Government obligations include: (i) direct obligations issued by the United States Treasury such as Treasury bills, notes and bonds; and (ii) instruments issued or guaranteed by government-sponsored agencies acting under authority of Congress. Some U.S. Government obligations are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others are supported only by the credit of the agency. There is no assurance that the U.S. Government will provide financial support to one of its agencies if it is not obligated to do so by law.

Bank Obligations. The Portfolio may invest in high quality United States dollar denominated negotiable certificates of deposit, time deposits and bankers' acceptances of U.S. and foreign banks, savings and loan associations and savings banks meeting certain total

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asset minimums. The Portfolio may invest in bank notes, which are short-term obligations issued by or through a bank. These instruments depend on the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised. The Portfolio may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank). These obligations may be supported by commitments of the respective bank's member countries, however, there is no assurance that these commitments will be undertaken or met.

Commercial Paper; Bonds. The Portfolio may invest in high quality commercial paper and corporate bonds issued by United States issuers. The Portfolio may also invest in bonds and commercial paper of foreign issuers if the obligation is U.S. dollar-denominated and is not subject to foreign withholding tax.

Asset-Backed Securities. The Portfolio may invest in asset-backed securities backed by assets such as credit card receivables, automobile loans, manufactured housing loans, corporate receivables, and home equity loans in accordance with industry limits based upon the underlying collateral.

Synthetic Instruments. As may be permitted by current laws and regulations, the Portfolio may invest in certain synthetic instruments. Such instruments generally involve the deposit of asset-backed securities in a trust arrangement and the issuance of certificates evidencing interests in the trust. The Subadviser will review the structure of synthetic instruments to identify credit and liquidity risks and will monitor such risks.

Demand Features. The Portfolio may purchase securities that include demand features, which allow the Portfolio to demand repayment of a debt obligation before the obligation is due or "matures." This means that longer-term securities can be purchased because of the expectation that the Portfolio can demand repayment of the obligation at a set price within a relatively short period of time, in compliance with Rule 2a-7 under the Investment Company Act of 1940, as amended.

Floating Rate and Variable Rate Securities. The Portfolio may purchase floating rate and variable rate securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return the Portfolio will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Portfolio.

Funding Agreements. The Portfolio may invest in funding agreements, which are contracts issued by insurance companies that guarantee a rate of return of principal, plus some amount of interest. Funding agreements purchased by the Portfolio will typically be short-term and will provide an adjustable rate of interest.

Foreign Securities. Foreign investments must be denominated in U.S. dollars and may be made directly in securities of foreign issuers or in the form of American Depositary Receipts and European Depositary Receipts.

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MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS

Additional Investments & Strategies

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio's return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock, the cash value of common stock or some other security of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, convertible securities offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also "Swaps" defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also "Credit Default Swaps" defined above.

Derivatives — A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the "roll period," the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also "Swaps" defined below.

Event-Linked Bonds— Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also

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be subject to liquidity risk.

Foreign Currency Forward Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Illiquid Securities — An illiquid security is one that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Portfolio's net asset value. Each Portfolio (other than the Money Market Portfolio) generally may invest up to 15% of its net assets in illiquid securities. The Money Market Portfolio may invest up to 10% of its net assets in illiquid securities. Each Portfolio may purchase certain restricted securities that can be resold to institutional investors and which may be determined to be liquid pursuant to the procedures of the Portfolios. Those securities are not subject to the 15% and 10% limits. The 15% and 10% limits are applied as of the date the Portfolio purchases an illiquid security. It is possible that a Portfolio's holding of illiquid securities could exceed the 15% limit (10% for the Money Market Portfolio), for example as a result of market developments or redemptions.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. See also "Swaps" defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities— Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. The Portfolios may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies and mortgage-backed securities issued by government sponsored enterprises such as the Federal National Mortgage Association (Fannie Maes), the Government National Mortgage Association (Ginnie Maes) and debt securities issued by the Federal Home Loan Mortgage Company (Freddie Macs) that

22

are not backed by the full faith and credit of the United States. The Portfolios may also invest in private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified "multiplier." Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Private Investments in Public Equity (PIPEs) — A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against the box involves selling a security that the Portfolio owns, or has the right to obtain without additional costs, for delivery at a specified date in the future. A Portfolio may make a short sale against the box to hedge against anticipated declines in the market price of a portfolio security. If the value of the security sold short increases instead, the Portfolio loses the opportunity to participate in the gain.

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Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also "Options" defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps — In a total return swap, payment (or receipt) of an index's total return is exchanged for the receipt (or payment) of a floating interest rate. See also "Swaps" defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

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HOW THE FUND IS MANAGED

Board of Trustees

The Board of Trustees of the Fund (the Board) oversees the actions of the Investment Managers and the Subadvisers and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

Investment Managers

AST Investment Services, Inc. (AST) One Corporate Drive, Shelton, Connecticut, and Prudential Investments LLC (PI) Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, serve as co-investment managers of the Fund.

The Fund's Investment Management Agreements, on behalf of each Portfolio, with AST and PI (the Management Agreements), provide that AST and PI (the Investment Managers) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The Investment Managers have engaged the Subadvisers to conduct, in whole or in part, the investment programs of the Portfolios, which generally includes the purchase, retention and sale of portfolio securities. The Investment Managers are responsible for monitoring the activities of the Subadvisers and reporting on such activities to the Board. The Fund has obtained an exemption from the Securities and Exchange Commission (the Commission) that permits the Investment Managers, subject to approval by the Board, to change Subadvisers for a Portfolio and to enter into new subadvisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a manner similar to the Fund) is intended to facilitate the efficient supervision and management of the Subadvisers by the Investment Managers and the Trustees. PI conducts the investment program for the Dynamic Asset Allocation Portfolios as described above. PI in conjunction with asset allocation Subadvisers, conducts the investment program for the Tactical Asset Allocation Programs as described above. As set forth above, PI also conducts the investment program for a portion of the assets of the Advanced Strategies Portfolio.

Under normal conditions, the Investment Managers will determine the division of the assets of the Portfolios among the applicable Subadvisers and PI. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided among the Subadvisers and PI as the Investment Managers deem appropriate. The Investment Managers may change the target allocation of assets among Subadvisers, transfer assets between Subadvisers, or change the allocation of cash inflows or cash outflows among Subadvisers for any reason and at any time without notice. As a consequence, the Investment Managers may allocate assets or cash flows from a portfolio segment that has appreciated more to another portfolio segment.

Reallocations of assets among the Subadvisers and PI may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because the Subadvisers and PI select portfolio securities independently, it is possible that a security held by a portfolio segment may also be held by another portfolio segment of the Portfolio or that certain Subadvisers or PI may simultaneously favor the same industry. The Investment Managers will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if a Subadviser or PI buys a security as another Subadviser or PI sells it, the net position of the Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Portfolio will have incurred additional costs. The Investment Managers will consider these costs in determining the allocation of assets or cash flows. The Investment Managers will consider the timing of asset and cash flow reallocations based upon the best interests of each Portfolio and its shareholders.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreements is available in the Fund's semi-annual report (for agreements approved during the six month period ended June 30) and in the Fund's annual report (for agreements approved during the six month period ended December 31).

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Investment Management Fees

The following chart lists the total effective annualized investment management fees paid by each Portfolio of the Fund to AST during 2008:

Investment Management Fees Paid by the Portfolios
Portfolio	Total investment management fees as % of average net assets[1]
AST Money Market	.47

Note to Investment Management Fees Table: 1Please refer to the Statement of Additional Information for contractual fee information for each of the portfolios.

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Investment Subadvisers

The Portfolios of the Fund each have one more or more investment Subadvisers providing the day-to-day investment management of the Portfolio. AST pays each investment Subadviser a subadvisory fee out of the fee that AST receives from the Fund. The investment Subadvisers for each Portfolio of the Fund are listed in the table below:

Prudential Investment Management, Inc. (PIM) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2008 PIM had approximately $395 billion in assets under management. PIM's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

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HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS

Purchasing and Redeeming Shares of the Portfolios

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Redemption in Kind

The Fund may pay the redemption price to shareholders of record (generally, the insurance company separate accounts holding Fund shares) in whole or in part by a distribution in-kind of securities from the relevant investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission (SEC) and procedures adopted by the Fund's Board of Trustees. Securities will be readily marketable and will be valued in the same manner as in a regular redemption.

If shares are redeemed in kind, the recipient will incur transaction costs in converting such assets into cash. These procedures govern the redemption by the shareholder of record, generally an insurance company separate account. The procedures do not affect payments by an insurance company to a contract owner under a variable contract.

Frequent Purchases or Redemptions of Portfolio Shares

The Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the "PI funds"). Frequent purchases and redemptions may adversely affect the investment performance and interests of long-term investors in the Portfolios. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This may cause the PI funds to sell Portfolio securities at inopportune times, hurting their investment performance. When large dollar amounts are involved, frequent trading can also make it difficult for the PI funds to use long-term investment strategies because they cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased transaction and tax costs.

Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor's frequent trading strategies.

The Boards of Directors/Trustees of the PI funds, including the Fund, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Fund are limited, however, because the Fund does not directly sell its shares directly to the public. Instead, Portfolio shares are sold only to insurance company separate accounts that fund variable annuity contracts and variable life insurance policies (together, the "contracts"). Therefore, the insurance companies purchasing Portfolio shares (the "participating insurance companies"), not the Fund, maintain the individual contract owner account records. Each participating insurance company submits to the Fund's transfer agent daily aggregate orders combining the transactions of many contract owners. Therefore, the Fund and its transfer agent do not monitor trading by individual contract owners.

Under the Fund's policies and procedures, the Fund has notified each participating insurance company that the Fund expects the insurance company to impose restrictions on transfers by contract owners. The current participating insurance companies are Prudential and two insurance companies not affiliated with Prudential. The Fund may add additional participating insurance companies in the future. The Fund receives reports on the trading restrictions imposed by Prudential on variable contract owners investing in the Portfolios, and the Fund monitors the aggregate cash flows received from unaffiliated insurance companies. In addition, the Fund has entered shareholder information agreements with participating insurance companies as required by Rule 22c-2 under the Investment Company Act. Under these agreements, the participating insurance companies have agreed to: (i) provide certain information regarding contract owners who engage in transactions involving Portfolio shares and (ii) execute any instructions from the Fund to restrict or prohibit further purchases or exchanges of Portfolio shares by contract owners who have been identified by the Fund as having engaged in transactions in Portfolio shares that violate the Fund's frequent trading policies and procedures. The

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Fund and its transfer agent also reserve the right to reject all or a portion of a purchase order from a participating insurance company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.

The Fund also employs fair value pricing procedures to deter frequent trading. Those procedures are described in more detail under "Net Asset Value," below.

Each Fund of Funds invests primarily or exclusively in other Portfolios of the Trust that are not operated as Funds of Funds. These portfolios in which the Funds of Funds invest are referred to as Underlying Trust Portfolios. The policies that have been implemented by the participating insurance companies to discourage frequent trading apply to transactions in Funds of Funds shares. Transactions by the Funds of Funds in Underlying Trust Portfolio shares, however, are not subject to any limitations and are not considered frequent or short-term trading. For example, the Funds of Funds may engage in significant transactions in Underlying Trust Portfolio shares in order to: (i) change their investment focus, (ii) rebalance their investments to match the then-current asset allocation mix, (iii) respond to significant purchases or redemptions of Fund of Funds shares, or (iv) respond to changes required by the underlying contracts. These transactions by the Funds of Funds in Underlying Trust Portfolio shares may be disruptive to the management of an Underlying Trust Portfolio because such transactions may: (i) cause the Underlying Trust Portfolio to sell portfolio securities at inopportune times to have the cash necessary to pay redemption requests, hurting their investment performance, (ii) make it difficult for the Subadvisers for the Underlying Trust Portfolios to fully implement their investment strategies, and (iii) lead to increased transaction and tax costs.

The AST Bond Portfolios 2015, 2018, and 2019, the AST Investment Grade Bond Portfolio and certain other Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for the participating insurance companies to manage the guarantees offered in connection with these benefit programs, the insurance companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values (referred to in this Prospectus as the Permitted Sub-Accounts) and (ii) require contract holders to participate in certain specialized asset transfer programs. Under these asset transfer programs, the participating insurance companies will monitor each contract owner's account value from time to time and, if necessary, will systematically transfer amounts among the Permitted Sub-Accounts as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable.

As an example of how these asset transfer programs will operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract holder's account value within the Permitted Sub-Accounts) and certain market return scenarios involving "flat" returns over a period of time may cause participating insurance companies to transfer some or all of such contract owner's account value to a Target Maturity Portfolio or the AST Investment Grade Bond Portfolio. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by assets in investments like the Target Maturity Portfolios or the AST Investment Grade Bond Portfolio.

The above-referenced asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs. Such asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant investment adviser or Subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or Subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and the participating insurance companies to prevent such trading, there is no guarantee that the Fund or the participating insurance companies will be able to identify these investors or curtail their trading practices. Therefore, some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading. The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.

For information about the trading limitations applicable to you, please see the prospectus for your contract or contact your insurance company.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary

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markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Fund's portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Trustees. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the U.S., because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

The Fund may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security's published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market.

Fair value pricing procedures are designed to result in prices for a Portfolio's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio's NAV by short-term traders.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $1 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio's NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All short-term debt securities held by the Money Market Portfolio are valued at amortized cost. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund's Board of Trustees has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

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Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a Subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a Subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A Subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Valuation of Private Real Estate-Related Investments. Private real estate-related investments owned by the Global Real Estate Portfolio will be fair valued each day using a methodology set forth in Valuation Policies and Procedures adopted by the Board of the Trust that incorporate periodic independently appraised values of the properties and include an estimate each day of net operating income (which reflects operating income and operating losses) for each property. Estimates of net operating income are adjusted monthly on a going forward basis as actual net operating income is recognized monthly.

An appraisal is an estimate of market value and not a precise measure of realizable value. Generally, appraisals will consider the financial aspects of a property, market transactions and the relative yield for an asset measured against comparable real estate investments. On any day, PREI may recommend to the Board's Valuation Committee an adjustment to the value of a private real estate-related investment based on market events or issuer-specific events that have increased or decreased the realizable value of the security. For example, adjustments may be recommended by PREI for events indicating an impairment of a borrower's or lessee's ability to pay amounts due or events which affect property values of the surrounding area. Other major market events for which adjustments may be recommended by PREI include changes in interest rates, domestic or foreign government actions or pronouncements, suspended trading or closings of stock exchanges, natural disasters or terrorist attacks. There can be no assurance that the factors for which an adjustment may be recommended by PREI will immediately come to the attention of PREI.

Appraised values do not necessarily represent the price at which real estate would sell since market prices of real estate can only be determined by negotiation between a willing buyer and seller. The realizable market value of real estate depends to a great extent on economic and other conditions beyond the control of the Global Real Estate Portfolio.

Distributor

The Trust currently sells its shares only to insurance company separate accounts to fund variable annuity and variable life insurance contracts. The Trust has no principal underwriter or distributor.

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OTHER INFORMATION

Federal Income Taxes

Each Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Portfolio's income, gains, losses, deductions, and credits are "passed through" pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Fund, including the application of state and local taxes.

Monitoring for Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of each Portfolio's portfolio securities is included in the Fund's SAI and on the Fund's website.

Legal Proceedings

On April 17, 2009, AST, one of the Investment Managers of the Fund, settled separate administrative proceedings brought by the SEC and the New York Attorney General's Office ("NYAG") regarding market timing activities of AST related to certain variable annuities and the Fund. The settlements relate to conduct that generally occurred between January 1998 and September 2003. Prudential Financial, Inc. ("Prudential Financial") acquired AST, formerly named American Skandia Investment Services, Inc., from Skandia Insurance Company Ltd. (publ) in May 2003. Subsequent to the acquisition, Prudential Financial implemented controls, procedures and measures designed to protect customers from the types of activities involved in these settlements. Under the terms of the settlements, AST is paying a total of $34 million in disgorgement and an additional $34 million as a civil money penalty, and AST has undertaken that by the end of 2009 it will undergo a compliance review by an independent third party, who shall issue a report of its findings and recommendations to AST's Board of Directors, the Audit Committee of the Fund and the Staff of the SEC. PI, the other Investment Manager of the Fund, is not involved in the settlements.

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Payments to Affiliates

PI and AST and its affiliates, including a subadviser or thedistributor of thePortfolios maycompensateaffiliates of PI and AST, including the insurance companies issuing variable annuity or variable life contractsby providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the variable annuity and/or variable life contracts which offer the Portfolios as investment options. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing material discussing the contracts, available options, andthe Portfolios.

The amounts paid depend on the nature of the meetings, the number of meetings attended byPI or AST, the subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level ofPI's, AST's, subadviser's or distributor's participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributor and the amounts of such payments may vary between and among each adviser, subadviser and distributor depending on their respective participation.

With respect to variable annuity contracts, the amounts paid under these arrangements to Prudential-affiliated insurers are set forth in the prospectuses for the variable annuitycontracts which offer the Portfolios as investment options.

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FINANCIAL HIGHLIGHTS

Introduction

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract charges are not included, the actual return that you will receive will be lower than the total return in each chart.

The financial highlights for the periods in the five years ended December 31 were part of the financial statements audited by KPMG LLP, the Fund's independent registered public accounting firm, whose reports on these financial statements were unqualified.

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	AST Money Market Portfolio

	Year Ended December 31,

	2008	2007	2006	2005		2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$1.00	$1.00	$1.00	$1.00		$1.00

Net Investment Income	0.02	0.05	0.04	—	(c)	0.01

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	—	(c)	(0.01)
Distributions from net realized gains	—	—	—	—	(c)	—
Distributions	(0.02)	(0.05)	(0.04)	—		—

Total dividends and distributions	(0.02)	(0.05)	(0.04)	—	(c)	(0.01)

Net Asset Value, end of year	$1.00	$1.00	$1.00	$1.00		$1.00

Total Return(a)	2.51%	4.90%	4.57%	2.73%		0.84%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,906.4	$1,969.2	$1,692.1	$1,639.6		$1,359.2
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.56%	0.56%	0.57%	0.58%		0.58	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.59%	0.59%	0.61%	0.63%		0.63	%(b)
Net investment income	2.44%	4.79%	4.53%	2.69%		0.81%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c)	Less than $0.005 per share.

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APPENDIX IV

Description of Certain Debt Securities Ratings

STANDARD & POOR'S RATINGS SERVICES (S&P)

Long-Term Issue Credit Ratings

AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories

Commercial Paper Ratings

A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Notes Ratings

An S&P notes rating reflects the liquidity factors and market risks unique to notes. Notes due in three years or less will likely receive a notes rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

  Amortization schedule-the longer the final maturity relative to other maturities the more likely it will be treated as a note.

  Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

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SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Debt Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating category from Aa to Caa. The modifier 1 indicates that the issuer is in the higher end of its letter rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issuer is in the lower end of the letter ranking category.

Short-Term Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

  Leading market positions in well-established industries.

  High rates of return on Portfolios employed.

  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

  Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage

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ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

MIG 1: This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the proceeding group.

FITCH, INC.

International Long-Term Credit Ratings

AAA: Highest Credit Quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

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INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 778-2255 or by writing to Advanced Series Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios' investments is available in the Fund's annual and semi-annual reports to shareholders. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number. The Statement of Additional Information and the annual and semi-annual reports are also available without charge on the Fund's website at www.prudential.com.

Delivery of Prospectus and Other Documents to Households. To lower costs and eliminate duplicate documents sent to your address, the Fund, in accordance with applicable laws and regulations, may begin mailing only one copy of the Fund's prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Fund at the above address. The Fund will begin sending individual copies to you within thirty days of revocation.

The information in the Fund's filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Finally, information about the Fund is available on the EDGAR database on the Commission's internet site at www.sec.gov.

Investment Company File Act No. 811-05186

AST Money Market